UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04681
Name of Registrant:	Vanguard Bond Index Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: December 31
Date of reporting period: January 1, 2015 – December 31, 2015
Item 1: Reports to Shareholders

Annual Report | December 31, 2015

Vanguard Bond Index Funds

Vanguard Short-Term Bond Index Fund

Vanguard Intermediate-Term Bond Index Fund

Vanguard Long-Term Bond Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Short-Term Bond Index Fund.	11
Intermediate-Term Bond Index Fund.	31
Long-Term Bond Index Fund.	51
About Your Fund’s Expenses.	73
Glossary.	76

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2015

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Bond Index Fund
Investor Shares	1.37%	1.23%	-0.38%	0.85%
ETF Shares	1.43
Market Price				0.91
Net Asset Value				0.92
Admiral™ Shares	1.43	1.30	-0.38	0.92
Institutional Shares	1.46	1.33	-0.38	0.95
Institutional Plus Shares	1.51	1.35	-0.38	0.97
Barclays U.S. 1–5 Year Government/Credit Float
Adjusted Index				0.97
1–5 Year Investment-Grade Debt Funds Average				0.25
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Bond Index Fund
Investor Shares	2.66%	2.62%	-1.41%	1.21%
ETF Shares	2.67
Market Price				1.13
Net Asset Value				1.23
Admiral Shares	2.69	2.68	-1.41	1.27
Institutional Shares	2.73	2.72	-1.41	1.31
Institutional Plus Shares	2.77	2.74	-1.41	1.33
Barclays U.S. 5–10 Year Government/Credit Float
Adjusted Index				1.28
Core Bond Funds Average				-0.11

Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and
Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.

1

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2015

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Bond Index Fund
Investor Shares	4.07%	3.73%	-7.20%	-3.47%
ETF Shares	4.09
Market Price				-4.01
Net Asset Value				-3.45
Institutional Shares	4.16	3.83	-7.20	-3.37
Institutional Plus Shares	4.21	3.85	-7.20	-3.35
Barclays U.S. Long Government/Credit Float
Adjusted Index				-3.31
Corporate A-Rated Debt Funds Average				-0.75

Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and
Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

2

Your Fund’s Performance at a Glance

December 31, 2014, Through December 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Short-Term Bond Index Fund
Investor Shares	$10.48	$10.43	$0.130	$0.010
ETF Shares	79.87	79.49	1.039	0.077
Admiral Shares	10.48	10.43	0.137	0.010
Institutional Shares	10.48	10.43	0.140	0.010
Institutional Plus Shares	10.48	10.43	0.142	0.010
Vanguard Intermediate-Term Bond Index Fund
Investor Shares	$11.46	$11.26	$0.302	$0.038
ETF Shares	84.41	82.95	2.227	0.283
Admiral Shares	11.46	11.26	0.309	0.038
Institutional Shares	11.46	11.26	0.313	0.038
Institutional Plus Shares	11.46	11.26	0.315	0.038
Vanguard Long-Term Bond Index Fund
Investor Shares	$14.26	$13.20	$0.546	$0.035
ETF Shares	93.73	86.80	3.565	0.230
Institutional Shares	14.26	13.20	0.560	0.035
Institutional Plus Shares	14.26	13.20	0.563	0.035

3

Chairman’s Letter

Dear Shareholder,

Toward the close of 2015, the Federal Reserve took the long-awaited step of raising its target for overnight interest rates, which had hovered near zero since the Great Recession. Its vote of confidence in the U.S. economy’s resiliency helped short-term bond yields finish higher than where they started for the fiscal year ended December 31, 2015. The upward movement of intermediate-and long-term yields, however, was more muted given the fragile state of global growth and the subdued outlook for inflation.

With yields rising, bond prices adjusted downward, as the two move in opposite directions. The income generated by Vanguard Short- and Intermediate-Term Bond Index Funds was enough to offset the price depreciation of the bonds they held. The Short-Term Fund returned 0.85% and the Intermediate-Term Fund 1.21% for the fiscal year. With prices of longer-dated bonds falling more sharply, however, Vanguard Long-Term Bond Index Fund returned –3.47%. (All returns and yields cited in this letter are for the funds’ Investor Shares.)

The funds performed roughly in line with their expense-free benchmark indexes; the gap between the two ranged from 7 to 16 basis points. (A basis point is one-hundredth of a percentage point.) The Short- and Intermediate-Term Funds outperformed their peer group averages but the Long-Term Fund did not, in part because of its longer duration.

4

With yields rising, the 30-day SEC yield for the Short-Term Fund climbed to 1.37%, from 0.98% a year earlier. That yield rose to 2.66%, from 2.39%, for the Intermediate-Term Fund and to 4.07%, from 3.60%, for the Long-Term Fund.

A strong U.S. dollar depressed international bond returns

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.02%, reduced by the dollar’s strength against many foreign currencies. Without this currency effect, returns were modestly positive.

Although the Fed raised its interest rate target in mid-December, to 0.25%–0.5%, returns for money market funds and savings accounts remained limited by the 0%–0.25% level that had previously been in place for seven years.

Despite troubles, U.S. stocks eked out a seventh year of gains

U.S. stocks returned 0.48% for the 12 months. Although the broad market recorded its worst performance since 2008, it still advanced for the seventh straight year when dividends are factored in.

Stocks rose modestly over the first half of the year but slid in August and September as concerns mounted that China’s economic slowdown would spread globally. Falling oil and commodity prices also affected economies and markets across the world, for better or

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	0.55%	1.44%	3.25%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.30	3.16	5.35
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	0.92%	15.01%	12.44%
Russell 2000 Index (Small-caps)	-4.41	11.65	9.19
Russell 3000 Index (Broad U.S. market)	0.48	14.74	12.18
FTSE All-World ex US Index (International)	-4.72	2.04	1.48

CPI
Consumer Price Index	0.73%	1.00%	1.53%

5

worse. Central banks in Europe and Asia bolstered their stimulus efforts against weak growth and low inflation. And the Fed’s move in December ended months of uncertainty over its plans.

International stocks returned about –5%, restrained by the U.S. dollar’s strength. Emerging markets fared the worst.

Rising bond yields dampened returns over the period

As the Fed wound down its third round of stimulative bond-buying toward the end of 2014, speculation turned to when it might begin to raise short-term rates. The economy’s rebound from an early 2015 slowdown and further improvements in employment were favorable developments. On the other hand, inflation remained worryingly low as oil prices continued to fall. Greece’s debt crisis and slowing economic activity in China and other emerging markets may also have contributed to the Fed’s holding off on a rate increase until December.

Yields ended the fiscal year higher than where they started. The yield of the 2-year Treasury note, for example, climbed 38 basis points to 1.07%. (A basis point is one-hundredth of a percentage point.) The 10-year Treasury note rose 11 basis points to 2.30%, and longer maturities rose more than that.

Although higher interest rates should benefit buy-and-hold bond investors over the long term, their rise over the 12 months pushed bond prices down,

Expense Ratios
Your Fund Compared With Its Peer Group

						Peer
	Investor	ETF	Admiral	Institutional	Institutional	Group
	Shares	Shares	Shares	Shares	Plus Shares	Average
Short-Term Bond Index Fund	0.20%	0.10%	0.10%	0.07%	0.05%	0.79%
Intermediate-Term Bond Index Fund	0.20	0.10	0.10	0.07	0.05	0.83
Long-Term Bond Index Fund	0.20	0.10	—	0.07	0.05	0.91

The fund expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the funds’ expense ratios were: for the Short-Term Bond Index Fund, 0.16% for Investor Shares, 0.09%
for ETF Shares, 0.09% for Admiral Shares, 0.06% for Institutional Shares, and 0.04% for Institutional Plus Shares; for the Intermediate-Term
Bond Index Fund, 0.16% for Investor Shares, 0.09% for ETF Shares, 0.09% for Admiral Shares, 0.06% for Institutional Shares, and 0.04% for
Institutional Plus Shares; and for the Long-Term Bond Index Fund, 0.16% for Investor Shares, 0.09% for ETF Shares, 0.06% for Institutional
Shares, and 0.04% for Institutional Plus Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters
Company, and capture information through year-end 2014.

Peer groups: For the Short-Term Bond Index Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Bond Index Fund, Core
Bond Funds; for the Long-Term Bond Index Fund, Corporate A-Rated Debt Funds.

6

especially for longer-dated bonds, which are more sensitive to rate movements. That’s reflected in the capital returns for the funds, which were –0.38% for the Short-Term Fund and –1.41% for the Intermediate-Term Fund, and worse than –7% for the Long-Term Fund.

Treasuries, whose weightings in the funds ranged from roughly 39% in the Long-Term Fund to about 66% in the Short-Term Fund, returned close to 1%. Differences by maturity were fairly modest: short- and intermediate-term Treasuries remained in the black, while their long-term counterparts returned roughly –1%.

Investment-grade corporate bonds, however, dipped into negative territory as price declines outweighed the income they earned over the period. The difference, or “spread,” in their yields versus Treasuries widened, notably in the industrial sector among bonds issued by metals and mining companies and energy producers whose creditworthiness was hurt by falling

Total Returns
Ten Years Ended December 31, 2015
Average
Annual Return
Short-Term Bond Index Fund Investor Shares	3.17%
Spliced Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index	3.32
1–5 Year Investment-Grade Debt Funds Average	2.44
For a benchmark description, see the Glossary.
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Bond Index Fund Investor Shares	5.39%
Spliced Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index	5.45
Spliced Intermediate Investment-Grade Debt Funds Average	3.93
For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Bond Index Fund Investor Shares	6.37%
Spliced Barclays U.S. Long Government/Credit Float Adjusted Index	6.45
Corporate A-Rated Debt Funds Average	4.19
For a benchmark description, see the Glossary.
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

7

commodity prices. The spread widened less for bonds issued by financial institutions, as regulatory changes have led to stronger balance sheets overall in that sector.

Returns by maturity varied more for corporate bonds than for Treasuries. Here, too, the returns of short- and intermediate-term securities were positive, but those of long-term corporates were close to –5%. By credit quality, lower-rated investment-grade corporate bonds tended to underper-form their higher-rated counterparts.

Although it’s important to keep an eye on how your investments are performing, it’s also good not to lose sight of why you hold them. Bond returns may not be as strong going forward as we have become accustomed to in recent decades, but we believe they will continue to fulfill an important role as a diversifier for equities and other riskier assets you may have in your portfolio.

Vanguard’s outlook for investors: Not bearish, but cautious

In Vanguard’s recently published global economic and investment outlook, Global Chief
Economist Joseph Davis and his team discuss various market and economic events 2016 may bring, along with challenges and opportunities for investors.

Our forecast includes “frustratingly fragile” economic growth and more modest long-term returns from the global stock and bond markets. The report cautions that for the decade ending
2025, returns for a balanced portfolio are likely to be moderately below historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.5% for the same portfolio since 1926.

Even so, Vanguard’s steadfast belief in its principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remains unchanged.

For more information about our expectations and the probability of various outcomes, see
Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model® (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from
10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2015.
Results from the model may vary with each use and over time. For more information, please see page 9.

8

Over a decade, the funds closely tracked their indexes

Every index fund aims to track the performance of its target index. That’s actually a taller order than you might think. Indexes incur no expenses, so they have a leg up from the start. Bond funds also have the challenge of negotiating prices, as bonds generally aren’t traded on central exchanges the way stocks are. And because these bond funds sample rather than replicate their benchmark indexes, the funds’ advisor has the challenge of putting together portfolios with a smaller number of bonds that nevertheless produce benchmark-like returns.

Over the decade ended December 31, 2015, the average annual return was 3.17% for the Short-Term Fund, 5.39% for the Intermediate-Term Fund, and 6.37% for the Long-Term Fund. The indexing skills of the fund’s advisor as well as their low expense ratio helped all three funds come in 15 basis points or less behind their benchmarks. The funds also outpaced the average returns of their peers.

To reach your long-term goals, be realistic and try to save more

Although there have been times when it felt as if stocks and bonds were riding a roller coaster, the markets have generally risen in recent years. The broad global stock market in particular has posted some impressive gains since its turnaround began in 2009.

But 2015 served as a reminder that markets aren’t always favorable. The U.S. stock and bond markets were basically flat, and international stocks and unhedged bonds finished in the red.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the VCMM is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

9

In Vanguard’s recently updated long-term look at the economy and markets, our global economists explain why they expect economic growth to remain “frustratingly fragile,” and why their outlook for stock and bond markets is the most guarded since 2006. (For more details, see the box on page 8 and Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Given these muted expectations, what’s the best course of action? I’ve often encouraged shareholders to focus on the things they can control. That advice holds true today.

Consider saving more than you think you may need. That’s one way you can prepare for the volatility that may lie ahead, particularly as markets adjust to changes in policies from the Fed and other central banks.

And, as always, investors would be well-served to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

As with saving, each of these principles is within your control, and focusing on them can keep you on the right path.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 19, 2016

10

Short-Term Bond Index Fund

Fund Profile
As of December 31, 2015

Share-Class Characteristics
	Investor		Admiral	Institutional	Institutional
	Shares	ETF Shares	Shares	Shares	Plus Shares
Ticker Symbol	VBISX	BSV	VBIRX	VBITX	VBIPX
Expense Ratio[1]	0.20%	0.10%	0.10%	0.07%	0.05%
30-Day SEC Yield	1.37%	1.43%	1.43%	1.46%	1.51%

Financial Attributes

		Barclays
		1–5 Year
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index

Number of Bonds	2,239	2,965	9,681

Yield to Maturity
(before expenses)	1.6%	1.7%	2.6%

Average Coupon	1.9%	2.2%	3.1%

Average Duration	2.7 years	2.7 years	5.8 years

Average Effective
Maturity	2.8 years	2.8 years	7.9 years

Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Finance	10.9%
Foreign	7.1
Industrial	14.1
Treasury/Agency	66.3
Utilities	1.5
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	1–5 Year
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.98	0.80
Beta	1.01	0.37

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	66.3%
Aaa	5.2
Aa	4.3
A	12.2
Baa	12.0

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.5%
1 - 3 Years	57.9
3 - 5 Years	40.6

1 The expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the expense ratios were 0.16% for Investor Shares, 0.09% for ETF Shares, 0.09% for Admiral Shares, 0.06% for
Institutional Shares, and 0.04% for Institutional Plus Shares.

11

Short-Term Bond Index Fund

Investment Focus

12

Short-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2005, Through December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2015

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Short-Term Bond Index Fund Investor
	Shares	0.85%	1.39%	3.17%	$13,663
	Spliced Barclays U.S. 1–5 Year
••••••••
	Government/Credit Float Adjusted
	Index	0.97	1.61	3.32	13,860

– – – –	1–5 Year Investment-Grade Debt Funds
	Average	0.25	1.52	2.44	12,730
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	0.44	3.25	4.52	15,559
For a benchmark description, see the Glossary.
1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Short-Term Bond Index Fund
ETF Shares Net Asset Value	0.92%	1.49%	3.08%	$13,036
Spliced Barclays U.S. 1–5 Year
Government/Credit Float Adjusted Index	0.97	1.61	3.14	13,100
Spliced Barclays U.S. Aggregate Float
Adjusted Index	0.44	3.25	4.50	14,694
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

13

Short-Term Bond Index Fund

	Average Annual Total Returns
	Periods Ended December 31, 2015
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Short-Term Bond Index Fund Admiral Shares	0.92%	1.49%	3.27%	$13,789
Spliced Barclays U.S. 1–5 Year
Government/Credit Float Adjusted Index	0.97	1.61	3.32	13,860
Spliced Barclays U.S. Aggregate Float
Adjusted Index	0.44	3.25	4.52	15,559

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(9/27/2011)	Investment
Short-Term Bond Index Fund Institutional
Shares	0.95%	1.17%	$5,253,598
Barclays U.S. 1–5 Year Government/Credit
Float Adjusted Index	0.97	1.25	5,271,851
Barclays U.S. Aggregate Float Adjusted
Index	0.44	2.35	5,520,161
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(9/29/2011)	Investment
Short-Term Bond Index Fund Institutional Plus
Shares	0.97%	1.19%	$105,160,467
Barclays U.S. 1–5 Year Government/Credit
Float Adjusted Index	0.97	1.25	105,429,115
Barclays U.S. Aggregate Float Adjusted Index	0.44	2.29	110,106,734
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2015

			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Short-Term Bond Index Fund ETF Shares Market
Price	0.91%	7.63%	30.43%
Short-Term Bond Index Fund ETF Shares Net Asset
Value	0.92	7.68	30.36
Spliced Barclays U.S. 1–5 Year Government/Credit
Float Adjusted Index	0.97	8.31	31.00
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

14

Short-Term Bond Index Fund

Fiscal-Year Total Returns (%): December 31, 2005, Through December 31, 2015
				Spliced
				Barclays
				1–5 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.39%	-0.30%	4.09%	4.22%
2007	4.79	2.43	7.22	7.27
2008	3.95	1.48	5.43	5.12
2009	2.91	1.37	4.28	4.62
2010	2.22	1.70	3.92	4.08
2011	1.85	1.11	2.96	3.13
2012	1.46	0.49	1.95	2.24
2013	1.10	-1.03	0.07	0.29
2014	1.11	0.05	1.16	1.43
2015	1.23	-0.38	0.85	0.97
For a benchmark description, see the Glossary.

15

Short-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	1.500%	11/30/19	729,865	727,128	1.7%
United States Treasury Note/Bond	1.250%	11/30/18	717,184	715,950	1.7%
United States Treasury Note/Bond	1.625%	11/30/20	707,950	703,858	1.7%
United States Treasury Note/Bond	1.375%	8/31/20	635,075	624,952	1.5%
United States Treasury Note/Bond	0.625%	9/30/17	565,125	561,237	1.3%
United States Treasury Note/Bond	1.625%	7/31/20	543,474	540,925	1.3%
United States Treasury Note/Bond	1.375%	2/29/20	536,907	530,781	1.3%
United States Treasury Note/Bond	1.750%	12/31/20	530,600	530,271	1.2%
United States Treasury Note/Bond	1.375%	10/31/20	530,380	521,098	1.2%
United States Treasury Note/Bond	1.375%	3/31/20	494,988	488,954	1.2%
United States Treasury Note/Bond	1.000%	5/31/18	479,115	476,719	1.1%
United States Treasury Note/Bond	1.625%	8/31/19	461,569	462,940	1.1%
United States Treasury Note/Bond	1.500%	5/31/19	458,140	458,571	1.1%
United States Treasury Note/Bond	1.000%	8/15/18	433,954	431,311	1.0%
United States Treasury Note/Bond	1.250%	1/31/20	433,842	427,200	1.0%
United States Treasury Note/Bond	1.500%	5/31/20	418,712	415,245	1.0%
United States Treasury Note/Bond	0.750%	1/15/17	414,800	414,476	1.0%
United States Treasury Note/Bond	1.500%	2/28/19	402,200	403,455	1.0%
United States Treasury Note/Bond	0.875%	11/30/17	402,328	401,197	0.9%
United States Treasury Note/Bond	1.375%	9/30/18	376,790	378,026	0.9%
United States Treasury Note/Bond	1.750%	9/30/19	368,231	370,764	0.9%
United States Treasury Note/Bond	1.000%	3/15/18	362,819	361,628	0.9%
United States Treasury Note/Bond	0.875%	4/15/17	348,715	348,659	0.8%
United States Treasury Note/Bond	1.500%	1/31/19	342,060	343,288	0.8%
United States Treasury Note/Bond	1.625%	6/30/19	336,566	338,091	0.8%
United States Treasury Note/Bond	0.875%	4/30/17	336,019	335,861	0.8%
United States Treasury Note/Bond	1.375%	9/30/20	339,758	333,918	0.8%
United States Treasury Note/Bond	1.625%	4/30/19	321,394	323,303	0.8%
United States Treasury Note/Bond	1.000%	9/15/17	321,935	321,784	0.8%
United States Treasury Note/Bond	0.625%	8/31/17	314,972	312,953	0.7%
United States Treasury Note/Bond	0.500%	7/31/17	314,520	312,161	0.7%

16

Short-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	1.500%	8/31/18	308,780	310,855	0.7%
United States Treasury Note/Bond	1.000%	9/15/18	312,335	310,186	0.7%
United States Treasury Note/Bond	1.375%	4/30/20	312,770	308,713	0.7%
United States Treasury Note/Bond	0.750%	6/30/17	308,210	307,248	0.7%
United States Treasury Note/Bond	0.875%	10/15/17	306,475	305,565	0.7%
United States Treasury Note/Bond	0.875%	8/15/17	298,815	298,161	0.7%
United States Treasury Note/Bond	0.625%	5/31/17	298,795	297,486	0.7%
United States Treasury Note/Bond	1.625%	7/31/19	294,605	295,663	0.7%
United States Treasury Note/Bond	0.875%	6/15/17	295,100	294,823	0.7%
United States Treasury Note/Bond	0.625%	2/15/17	293,885	293,197	0.7%
United States Treasury Note/Bond	1.000%	3/31/17	281,775	282,260	0.7%
United States Treasury Note/Bond	0.875%	2/28/17	282,024	282,199	0.7%
United States Treasury Note/Bond	0.625%	11/30/17	279,970	277,697	0.7%
United States Treasury Note/Bond	0.875%	7/15/18	278,540	276,103	0.6%
United States Treasury Note/Bond	1.625%	3/31/19	268,390	270,151	0.6%
United States Treasury Note/Bond	0.750%	2/28/18	256,685	254,519	0.6%
United States Treasury Note/Bond	1.000%	5/15/18	254,995	253,799	0.6%
United States Treasury Note/Bond	1.875%	10/31/17	249,746	253,415	0.6%
United States Treasury Note/Bond	0.875%	11/15/17	252,417	251,589	0.6%
United States Treasury
Note/Bond	0.500%–9.125%	3/31/16–10/31/20	6,303,137	6,325,474	14.9%
				25,665,807	60.6%
Agency Bonds and Notes
1 Federal Home Loan Banks	0.625%–5.375%	3/10/17–12/11/20	496,715	508,427	1.2%
2 Federal Home Loan
Mortgage Corp.	0.500%–5.500%	1/27/17–5/1/20	711,236	714,023	1.7%
2 Federal National
Mortgage Assn.	0.000%–5.000%	1/30/17–12/28/20	923,465	920,880	2.2%
Agency Bonds and Notes—Other †				142,437	0.3%
				2,285,767	5.4%
Total U.S. Government and Agency Obligations (Cost $28,037,051)				27,951,574	66.0%
Corporate Bonds
Finance
3 Banking †				3,725,626	8.8%
Brokerage †				100,271	0.2%
3 Finance Companies †				194,953	0.5%
Insurance †				406,473	1.0%
Other Finance †				3,003	0.0%
3 Real Estate Investment Trusts †				223,525	0.5%
				4,653,851	11.0%
Industrial
Basic Industry †				327,691	0.8%
Capital Goods †				589,516	1.4%
3 Communication †				737,400	1.7%
Consumer Cyclical †				826,045	2.0%
3 Consumer Noncyclical †				1,567,769	3.7%
3 Energy †				1,003,445	2.4%
Other Industrial †				3,578	0.0%
3 Technology †				739,380	1.7%
3 Transportation †				140,807	0.3%
				5,935,631	14.0%

17

Short-Term Bond Index Fund

		Face	Market	Percentage
	Maturity	Amount	Value•	of Net
	Coupon Date	($000)	($000)	Assets
Utilities
Electric †			561,253	1.3%
Natural Gas †			55,684	0.1%
Other Utility †			215	0.0%
			617,152	1.4%
Total Corporate Bonds (Cost $11,276,219)			11,206,634	26.4%
Sovereign Bonds (U.S. Dollar-Denominated)
European Investment Bank	0.875%–5.125% 12/15/16–12/15/20	474,540	475,590	1.1%
FMS Wertmanagement
AoeR	0.625%–1.750% 1/30/17–3/17/20	64,075	63,830	0.1%
4 KFW	0.750%–4.875% 10/5/16–10/1/20	456,120	460,824	1.1%
3 Sovereign Bonds
(U.S. Dollar-Denominated)—Other †			1,938,178	4.6%
Total Sovereign Bonds (Cost $2,947,933)			2,938,422	6.9%
Taxable Municipal Bonds (Cost $45,307) †			45,342	0.1%

		Shares
Temporary Cash Investment
Money Market Fund
5 Vanguard Market Liquidity Fund
(Cost $568,741)	0.363%	568,740,878	568,741	1.4%
Total Investments (Cost $42,875,251)			42,710,713	100.8%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			3,649
Receivables for Investment Securities Sold			253,489
Receivables for Accrued Income			205,294
Receivables for Capital Shares Issued			42,154
Other Assets			31,302
Total Other Assets			535,888	1.3%
Liabilities
Payables for Investment Securities Purchased			(797,931)
Payables for Capital Shares Redeemed			(42,131)
Payables for Distributions			(3,260)
Payables to Vanguard			(15,821)
Other Liabilities			(8,133)
Total Liabilities			(867,276)	(2.1%)
Net Assets			42,379,325	100.0%

18

Short-Term Bond Index Fund

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	42,543,835
Undistributed Net Investment Income	28
Accumulated Net Realized Losses	—
Unrealized Appreciation (Depreciation)	(164,538)
Net Assets	42,379,325

Investor Shares—Net Assets
Applicable to 221,103,601 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,307,003
Net Asset Value Per Share—Investor Shares	$10.43

ETF Shares—Net Assets
Applicable to 218,912,541 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,401,550
Net Asset Value Per Share—ETF Shares	$79.49

Admiral Shares—Net Assets
Applicable to 1,405,252,685 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,662,473
Net Asset Value Per Share—Admiral Shares	$10.43

Institutional Shares—Net Assets
Applicable to 431,840,208 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,505,837
Net Asset Value Per Share—Institutional Shares	$10.43

Institutional Plus Shares—Net Assets
Applicable to 335,676,186 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,502,462
Net Asset Value Per Share—Institutional Plus Shares	$10.43

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was $301,372,000, representing 0.7% of net assets.
4 Guaranteed by the Federal Republic of Germany.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Interest[1]	563,182
Total Income	563,182
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,019
Management and Administrative—Investor Shares	3,140
Management and Administrative—ETF Shares	12,122
Management and Administrative—Admiral Shares	10,121
Management and Administrative—Institutional Shares	2,121
Management and Administrative—Institutional Plus Shares	893
Marketing and Distribution—Investor Shares	650
Marketing and Distribution—ETF Shares	1,672
Marketing and Distribution—Admiral Shares	1,746
Marketing and Distribution—Institutional Shares	378
Marketing and Distribution—Institutional Plus Shares	221
Custodian Fees	224
Auditing Fees	48
Shareholders’ Reports—Investor Shares	42
Shareholders’ Reports—ETF Shares	368
Shareholders’ Reports—Admiral Shares	253
Shareholders’ Reports—Institutional Shares	17
Shareholders’ Reports—Institutional Plus Shares	12
Trustees’ Fees and Expenses	29
Total Expenses	35,076
Net Investment Income	528,106
Realized Net Gain (Loss)
Investment Securities Sold	46,617
Futures Contracts	87
Realized Net Gain (Loss)	46,704
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(219,526)
Net Increase (Decrease) in Net Assets Resulting from Operations	355,284
1 Interest income from an affiliated company of the fund was $340,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	528,106	436,769
Realized Net Gain (Loss)	46,704	73,646
Change in Unrealized Appreciation (Depreciation)	(219,526)	(42,803)
Net Increase (Decrease) in Net Assets Resulting from Operations	355,284	467,612
Distributions
Net Investment Income
Investor Shares	(30,328)	(31,983)
ETF Shares	(213,621)	(175,470)
Admiral Shares	(183,186)	(93,269)
Signal Shares	—	(58,165)
Institutional Shares	(59,798)	(50,579)
Institutional Plus Shares	(41,145)	(27,303)
Realized Capital Gain[1]
Investor Shares	(2,326)	(3,865)
ETF Shares	(16,283)	(21,832)
Admiral Shares	(13,790)	(17,249)
Signal Shares	—	(1,282)
Institutional Shares	(4,296)	(6,217)
Institutional Plus Shares	(3,151)	(3,512)
Total Distributions	(567,924)	(490,726)
Capital Share Transactions
Investor Shares	(350,525)	(335,640)
ETF Shares	1,832,192	1,738,776
Admiral Shares	1,526,203	8,220,185
Signal Shares	—	(7,071,916)
Institutional Shares	22,761	1,228,775
Institutional Plus Shares	1,006,832	649,762
Net Increase (Decrease) from Capital Share Transactions	4,037,463	4,429,942
Total Increase (Decrease)	3,824,823	4,406,828
Net Assets
Beginning of Period	38,554,502	34,147,674
End of Period[2]	42,379,325	38,554,502

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $0 and $7,265,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $28,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.63	$10.61	$10.55
Investment Operations
Net Investment Income	.130	.116	.116	.153	.193
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	.005	(.109)	.052	.117
Total from Investment Operations	.090	.121	.007	.205	.310
Distributions
Dividends from Net Investment Income	(.130)	(.116)	(.116)	(.153)	(.193)
Distributions from Realized Capital Gains	(. 010)	(. 015)	(. 031)	(. 032)	(. 057)
Total Distributions	(.140)	(.131)	(.147)	(.185)	(. 250)
Net Asset Value, End of Period	$10.43	$10.48	$10.49	$10.63	$10.61

Total Return[1]	0.85%	1.16%	0.07%	1.95%	2.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,307	$2,667	$3,003	$3,185	$3,802
Ratio of Total Expenses to Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.23%	1.10%	1.09%	1.44%	1.81%
Portfolio Turnover Rate[2]	52%	45%	50%	51%	67%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$79.87	$79.89	$80.94	$80.80	$80.35
Investment Operations
Net Investment Income	1.039	.959	.950	1.239	1.538
Net Realized and Unrealized Gain (Loss)
on Investments	(.303)	.094	(. 813)	.384	.885
Total from Investment Operations	.736	1.053	.137	1.623	2.423
Distributions
Dividends from Net Investment Income	(1.039)	(.959)	(.950)	(1.239)	(1.538)
Distributions from Realized Capital Gains	(.077)	(.114)	(.237)	(.244)	(.435)
Total Distributions	(1.116)	(1.073)	(1.187)	(1.483)	(1.973)
Net Asset Value, End of Period	$79.49	$79.87	$79.89	$80.94	$80.80

Total Return	0.92%	1.32%	0.17%	2.02%	3.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,402	$15,655	$13,926	$9,292	$7,482
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.30%	1.20%	1.19%	1.54%	1.92%
Portfolio Turnover Rate[1]	52%	45%	50%	51%	67%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.63	$10.61	$10.55
Investment Operations
Net Investment Income	.137	.126	.127	.164	.205
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	.005	(.109)	.052	.117
Total from Investment Operations	.097	.131	.018	.216	.322
Distributions
Dividends from Net Investment Income	(.137)	(.126)	(.127)	(.164)	(.205)
Distributions from Realized Capital Gains	(. 010)	(. 015)	(. 031)	(. 032)	(. 057)
Total Distributions	(.147)	(.141)	(.158)	(.196)	(. 262)
Net Asset Value, End of Period	$10.43	$10.48	$10.49	$10.63	$10.61

Total Return[1]	0.92%	1.26%	0.17%	2.05%	3.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,662	$13,212	$5,035	$4,401	$4,094
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	1.30%	1.20%	1.19%	1.54%	1.92%
Portfolio Turnover Rate[2]	52%	45%	50%	51%	67%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Bond Index Fund

Financial Highlights

Institutional Shares
					Sept. 27,
					2011[1] to
For a Share Outstanding	Year Ended December 31,				Dec. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.63	$10.61	$10.66
Investment Operations
Net Investment Income	.140	.130	.130	.167	.050
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	.005	(.109)	.052	(.001)
Total from Investment Operations	.100	.135	.021	.219	.049
Distributions
Dividends from Net Investment Income	(.140)	(.130)	(.130)	(.167)	(.050)
Distributions from Realized Capital Gains	(. 010)	(. 015)	(. 031)	(. 032)	(. 049)
Total Distributions	(.150)	(.145)	(.161)	(.199)	(. 099)
Net Asset Value, End of Period	$10.43	$10.48	$10.49	$10.63	$10.61

Total Return	0.95%	1.29%	0.20%	2.08%	0.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,506	$4,505	$3,282	$2,652	$843
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.07%	0.07%	0.07%[2]
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.23%	1.22%	1.57%	1.96%[2]
Portfolio Turnover Rate [3]	52%	45%	50%	51%	67%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Short-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
					Sept. 29,
					2011[1] to
For a Share Outstanding	Year Ended December 31,				Dec. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.63	$10.61	$10.66
Investment Operations
Net Investment Income	.142	.132	.132	.169	.051
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	.005	(.109)	.052	(.001)
Total from Investment Operations	.102	.137	.023	. 221.050
Distributions
Dividends from Net Investment Income	(.142)	(.132)	(.132)	(.169)	(. 051)
Distributions from Realized Capital Gains	(. 010)	(. 015)	(. 031)	(. 032)	(. 049)
Total Distributions	(.152)	(.147)	(.163)	(. 201)	(.100)
Net Asset Value, End of Period	$10.43	$10.48	$10.49	$10.63	$10.61

Total Return	0.97%	1.31%	0.22%	2.10%	0.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,502	$2,515	$1,868	$1,103	$711
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to
Average Net Assets	1.35%	1.25%	1.24%	1.59%	1.98%[2]
Portfolio Turnover Rate [3]	52%	45%	50%	51%	67%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Short-Term Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. Prior to October 24, 2014, the fund offered Signal Shares. Effective at the close of business on October 24, 2014, the Signal Shares were converted to Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2015, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at December 31, 2015.

27

Short-Term Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the fund had contributed to Vanguard capital in the amount of $3,649,000, representing 0.01% of the fund’s net assets and 1.46% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

28

Short-Term Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	27,951,574	—
Corporate Bonds	—	11,206,634	—
Sovereign Bonds	—	2,938,422	—
Taxable Municipal Bonds	—	45,342	—
Temporary Cash Investments	568,741	—	—
Total	568,741	42,141,972	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2015, the fund realized $9,027,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $6,934,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $2,302,000 to offset taxable capital gains realized during the year ended December 31, 2015, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

At December 31, 2015, the cost of investment securities for tax purposes was $42,875,251,000. Net unrealized depreciation of investment securities for tax purposes was $164,538,000, consisting of unrealized gains of $47,785,000 on securities that had risen in value since their purchase and $212,323,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2015, the fund purchased $3,430,703,000 of investment securities and sold $3,210,366,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were

29

Short-Term Bond Index Fund

$19,652,508,000 and $17,532,454,000, respectively. Total purchases and sales include $3,123,497,000 and $1,315,239,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended December 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	656,917	62,463	734,113	69,806
Issued in Lieu of Cash Distributions	28,303	2,692	30,025	2,855
Redeemed	(1,035,745)	(98,434)	(1,099,778)	(104,595)
Net Increase (Decrease)—Investor Shares	(350,525)	(33,279)	(335,640)	(31,934)
ETF Shares
Issued	3,163,771	39,500	2,741,125	34,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,331,579)	(16,600)	(1,002,349)	(12,500)
Net Increase (Decrease) —ETF Shares	1,832,192	22,900	1,738,776	21,700
Admiral Shares
Issued[1]	5,402,211	513,722	10,637,578	1,009,964
Issued in Lieu of Cash Distributions	169,734	16,145	94,252	8,968
Redeemed	(4,045,742)	(384,837)	(2,511,645)	(238,842)
Net Increase (Decrease)—Admiral Shares	1,526,203	145,030	8,220,185	780,090
Signal Shares
Issued	—	—	1,694,734	161,120
Issued in Lieu of Cash Distributions	—	—	29,645	2,818
Redeemed[1]	—	—	(8,796,295)	(834,734)
Net Increase (Decrease)—Signal Shares	—	—	(7,071,916)	(670,796)
Institutional Shares
Issued	2,055,471	195,516	2,459,196	233,839
Issued in Lieu of Cash Distributions	58,533	5,567	52,456	4,989
Redeemed	(2,091,243)	(198,930)	(1,282,877)	(122,048)
Net Increase (Decrease) —Institutional Shares	22,761	2,153	1,228,775	116,780
Institutional Plus Shares
Issued	1,442,064	137,165	1,249,032	118,811
Issued in Lieu of Cash Distributions	39,926	3,799	27,262	2,593
Redeemed	(475,158)	(45,207)	(626,532)	(59,603)
Net Increase (Decrease) —Institutional Plus Shares	1,006,832	95,757	649,762	61,801
1 Admiral Shares Issued and Signal Shares Redeemed include $6,737,297,000 from the conversion of Signal Shares to Admiral Shares during the 2014 fiscal year.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

30

Intermediate-Term Bond Index Fund

Fund Profile
As of December 31, 2015

Share-Class Characteristics
	Investor		Admiral	Institutional	Institutional
	Shares	ETF Shares	Shares	Shares	Plus Shares
Ticker Symbol	VBIIX	BIV	VBILX	VBIMX	VBIUX
Expense Ratio[1]	0.20%	0.10%	0.10%	0.07%	0.05%
30-Day SEC Yield	2.66%	2.67%	2.69%	2.73%	2.77%

Financial Attributes

		Barclays
		5–10 Year
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index

Number of Bonds	1,824	2,106	9,681

Yield to Maturity
(before expenses)	2.8%	2.9%	2.6%

Average Coupon	3.0%	3.0%	3.1%

Average Duration	6.5 years	6.5 years	5.8 years

Average Effective
Maturity	7.2 years	7.2 years	7.9 years

Short-Term
Reserves	1.0%	—	—

Sector Diversification (% of portfolio)
Finance	12.6%
Foreign	6.6
Industrial	25.2
Treasury/Agency	53.5
Utilities	2.0
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	5–10 Year
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.97
Beta	1.03	1.47

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	53.3%
Aaa	3.1
Aa	4.3
A	15.5
Baa	23.7
Less Than Baa	0.1

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
1 - 3 Years	0.1
3 - 5 Years	2.1
5 - 10 Years	97.5
10 - 20 Years	0.1

1 The expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the expense ratios were 0.16% for Investor Shares, 0.09% for ETF Shares, 0.09% for Admiral Shares, 0.06% for
Institutional Shares, and 0.04% for Institutional Plus Shares.

31

Intermediate-Term Bond Index Fund

Investment Focus

32

Intermediate-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2005, Through December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2015

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Intermediate-Term Bond Index Fund
	Investor Shares	1.21%	4.29%	5.39%	$16,904
	Spliced Barclays U.S. 5–10 Year
••••••••
	Government/Credit Float Adjusted
	Index	1.28	4.45	5.45	16,993

– – – –	Spliced Intermediate Investment-Grade
	Debt Funds Average	-0.11	3.20	3.93	14,701
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	0.44	3.25	4.52	15,559
For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Intermediate-Term Bond Index Fund
ETF Shares Net Asset Value	1.23%	4.37%	5.63%	$16,147
Spliced Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	1.28	4.45	5.61	16,118
Spliced Barclays U.S. Aggregate Float
Adjusted Index	0.44	3.25	4.50	14,694
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

33

Intermediate-Term Bond Index Fund

	Average Annual Total Returns
	Periods Ended December 31, 2015
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Intermediate-Term Bond Index Fund Admiral
Shares	1.27%	4.39%	5.49%	$17,059
Spliced Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	1.28	4.45	5.45	16,993
Spliced Barclays U.S. Aggregate Float
Adjusted Index	0.44	3.25	4.52	15,559

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(1/26/2006)	Investment
Intermediate-Term Bond Index Fund
Institutional Shares	1.31%	4.42%	5.60%	$8,587,725
Spliced Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index	1.28	4.45	5.52	8,523,210
Spliced Barclays U.S. Aggregate Float
Adjusted Index	0.44	3.25	4.56	7,784,216
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(11/30/2011)	Investment
Intermediate-Term Bond Index Fund
Institutional Plus Shares	1.33%	3.31%	$114,216,026
Barclays U.S. 5–10 Year Government/Credit
Float Adjusted Index	1.28	3.28	114,107,838
Barclays U.S. Aggregate Float Adjusted Index	0.44	2.35	109,946,869
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2015

			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Intermediate-Term Bond Index Fund ETF Shares
Market Price	1.13%	24.09%	61.59%
Intermediate-Term Bond Index Fund ETF Shares
Net Asset Value	1.23	23.82	61.47
Spliced Barclays U.S. 5–10 Year Government/Credit
Float Adjusted Index	1.28	24.30	61.18
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

34

Intermediate-Term Bond Index Fund

Fiscal-Year Total Returns (%): December 31, 2005, Through December 31, 2015
				Spliced
				Barclays
				5–10 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.97%	-1.06%	3.91%	3.81%
2007	5.17	2.44	7.61	7.55
2008	4.93	0.00	4.93	5.06
2009	4.69	2.10	6.79	6.50
2010	4.26	5.11	9.37	9.44
2011	4.01	6.61	10.62	10.79
2012	3.23	3.68	6.91	7.22
2013	2.71	-6.25	-3.54	-3.37
2014	2.91	3.94	6.85	6.91
2015	2.62	-1.41	1.21	1.28
For a benchmark description, see the Glossary.

35

Intermediate-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	2.500%	8/15/23	703,830	721,975	3.2%
United States Treasury Note/Bond	1.750%	5/15/23	574,750	559,755	2.5%
United States Treasury Note/Bond	2.125%	5/15/25	526,375	519,222	2.3%
United States Treasury Note/Bond	2.250%	11/15/25	470,882	449,119	2.0%
United States Treasury Note/Bond	2.500%	5/15/24	415,569	424,466	1.9%
United States Treasury Note/Bond	2.250%	11/15/24	414,024	413,701	1.8%
United States Treasury Note/Bond	2.375%	8/15/24	394,451	398,396	1.8%
United States Treasury Note/Bond	2.000%	2/15/25	399,836	390,651	1.7%
United States Treasury Note/Bond	3.125%	5/15/21	362,213	385,246	1.7%
United States Treasury Note/Bond	2.750%	11/15/23	358,122	373,679	1.7%
United States Treasury Note/Bond	2.000%	8/15/25	332,812	324,388	1.4%
United States Treasury Note/Bond	2.000%	11/30/22	318,740	316,898	1.4%
United States Treasury Note/Bond	2.750%	2/15/24	299,773	312,139	1.4%
United States Treasury Note/Bond	3.625%	2/15/21	261,615	284,383	1.3%
United States Treasury Note/Bond	1.875%	11/30/21	266,828	265,659	1.2%
United States Treasury Note/Bond	1.625%	11/15/22	269,175	261,436	1.2%
United States Treasury Note/Bond	2.000%	2/28/21	258,945	261,048	1.2%
United States Treasury Note/Bond	2.000%	11/15/21	251,645	252,314	1.1%
United States Treasury Note/Bond	1.750%	4/30/22	251,160	247,119	1.1%
United States Treasury Note/Bond	1.625%	8/15/22	247,652	241,191	1.1%
United States Treasury Note/Bond	2.000%	8/31/21	227,110	228,068	1.0%
United States Treasury Note/Bond	2.125%	6/30/21	223,030	225,818	1.0%
United States Treasury Note/Bond	2.125%	1/31/21	215,885	219,056	1.0%
United States Treasury Note/Bond	1.750%	3/31/22	207,992	204,710	0.9%
United States Treasury Note/Bond	1.750%	2/28/22	200,611	197,726	0.9%
United States Treasury Note/Bond	2.000%	2/15/23	197,020	195,820	0.9%
United States Treasury Note/Bond	1.750%	5/15/22	196,535	193,280	0.9%
United States Treasury Note/Bond	2.125%	8/15/21	189,473	191,694	0.8%
United States Treasury Note/Bond	2.125%	9/30/21	185,831	187,747	0.8%
United States Treasury Note/Bond	1.875%	8/31/22	189,311	187,092	0.8%

36

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	2.000%	7/31/22	181,200	180,718	0.8%
United States Treasury Note/Bond	2.125%	12/31/21	173,284	174,800	0.8%
United States Treasury Note/Bond	2.000%	5/31/21	167,600	168,726	0.7%
United States Treasury Note/Bond	2.250%	3/31/21	163,720	167,045	0.7%
United States Treasury Note/Bond	1.875%	5/31/22	157,170	155,623	0.7%
United States Treasury Note/Bond	2.000%	10/31/21	153,075	153,482	0.7%
United States Treasury Note/Bond	2.250%	7/31/21	149,555	152,359	0.7%
United States Treasury Note/Bond	1.500%	1/31/22	148,100	143,958	0.6%
United States Treasury Note/Bond	2.625%	11/15/20	131,572	136,711	0.6%
United States Treasury Note/Bond	2.250%	4/30/21	133,500	136,129	0.6%
United States Treasury Note/Bond	6.250%	8/15/23	76,500	98,732	0.4%
United States Treasury Note/Bond	2.000%	2/15/22	93,058	93,218	0.4%
United States Treasury Note/Bond	1.750%	9/30/22	69,965	68,555	0.3%
United States Treasury Note/Bond	2.000%	11/30/20	62,886	63,525	0.3%
United States Treasury Note/Bond	2.375%	12/31/20	57,345	58,958	0.3%
United States Treasury Note/Bond	8.000%	11/15/21	36,300	48,478	0.2%
United States Treasury Note/Bond	7.125%	2/15/23	35,000	46,731	0.2%
United States Treasury
Note/Bond	1.750%–8.125%	12/31/20–10/31/22	116,745	127,123	0.6%
				11,608,667	51.6%
Agency Bonds and Notes
1 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	81,350	82,513	0.4%
1 Federal National Mortgage Assn.	2.625%	9/6/24	58,645	59,258	0.3%
Agency Bonds and Notes—Other †				165,031	0.7%
				306,802	1.4%
Total U.S. Government and Agency Obligations (Cost $11,871,853)				11,915,469	53.0%
Corporate Bonds
Finance
2 Banking †				1,740,077	7.7%
Brokerage †				110,511	0.5%
2 Finance Companies †				74,592	0.3%
Insurance †				414,455	1.9%
Other Finance †				1,332	0.0%
2 Real Estate Investment Trusts †				452,464	2.0%
				2,793,431	12.4%
Industrial
Basic Industry †				418,081	1.9%
2 Capital Goods †				456,966	2.0%
Communication
Verizon Communications Inc.	5.150%	9/15/23	55,380	60,749	0.2%
2 Communication—Other †				694,308	3.1%
2 Consumer Cyclical †				723,176	3.2%
2 Consumer Noncyclical †				1,362,554	6.1%
2 Energy †				949,920	4.2%
Other Industrial †				24,646	0.1%
2 Technology †				735,604	3.3%
2 Transportation †				197,576	0.9%
				5,623,580	25.0%

37

Intermediate-Term Bond Index Fund

	Market	Percentage
	Value•	of Net
	($000)	Assets
Utilities
2 Electric †	421,148	1.9%
Natural Gas †	33,396	0.2%
Other Utility †	4,672	0.0%
	459,216	2.1%
Total Corporate Bonds (Cost $8,994,343)	8,876,227	39.5%
[2]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $1,452,997) †	1,436,120	6.4%
Taxable Municipal Bonds (Cost $45,578) †	45,587	0.2%
Total Investments (Cost $22,364,771)	22,273,403	99.1%

	Amount
	($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,949
Receivables for Investment Securities Sold	251,109
Receivables for Accrued Income	174,396
Receivables for Capital Shares Issued	36,091
Other Assets	14,616
Total Other Assets	478,161	2.1%
Liabilities
Payables for Investment Securities Purchased	(230,759)
Payables for Capital Shares Redeemed	(15,448)
Payables for Distributions	(5,199)
Payables to Vanguard	(13,039)
Other Liabilities	(4,289)
Total Liabilities	(268,734)	(1.2%)
Net Assets	22,482,830	100.0%

At December 31, 2015, net assets consisted of:
		Amount
		($000)
Paid-in Capital		22,579,956
Undistributed Net Investment Income		4
Accumulated Net Realized Losses		(5,762)
Unrealized Appreciation (Depreciation)		(91,368)
Net Assets		22,482,830

Investor Shares—Net Assets
Applicable to 124,081,172 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,396,928
Net Asset Value Per Share—Investor Shares		$11.26

38

Intermediate-Term Bond Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 91,254,060 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,569,327
Net Asset Value Per Share—ETF Shares	$82.95

Admiral Shares—Net Assets
Applicable to 893,636,073 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,060,711
Net Asset Value Per Share—Admiral Shares	$11.26

Institutional Shares—Net Assets
Applicable to 213,078,711 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,398,884
Net Asset Value Per Share—Institutional Shares	$11.26

Institutional Plus Shares—Net Assets
Applicable to 93,885,938 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,056,980
Net Asset Value Per Share—Institutional Plus Shares	$11.26

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was $241,220,000, representing 1.1% of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.

39

Intermediate-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Interest[1]	564,365
Total Income	564,365
Expenses
The Vanguard Group—Note B
Investment Advisory Services	511
Management and Administrative—Investor Shares	1,735
Management and Administrative—ETF Shares	4,745
Management and Administrative—Admiral Shares	7,138
Management and Administrative—Institutional Shares	1,022
Management and Administrative—Institutional Plus Shares	243
Marketing and Distribution—Investor Shares	356
Marketing and Distribution—ETF Shares	632
Marketing and Distribution—Admiral Shares	1,126
Marketing and Distribution—Institutional Shares	151
Marketing and Distribution—Institutional Plus Shares	30
Custodian Fees	128
Auditing Fees	46
Shareholders’ Reports—Investor Shares	209
Shareholders’ Reports—ETF Shares	111
Shareholders’ Reports—Admiral Shares	44
Shareholders’ Reports—Institutional Shares	27
Shareholders’ Reports—Institutional Plus Shares	—
Trustees’ Fees and Expenses	14
Total Expenses	18,268
Net Investment Income	546,097
Realized Net Gain (Loss)
Investment Securities Sold	124,454
Futures Contracts	352
Realized Net Gain (Loss)	124,806
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(480,360)
Futures Contracts	15
Change in Unrealized Appreciation (Depreciation)	(480,345)
Net Increase (Decrease) in Net Assets Resulting from Operations	190,558
1 Interest income from an affiliated company of the fund was $193,000.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Intermediate-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	546,097	436,996
Realized Net Gain (Loss)	124,806	239,032
Change in Unrealized Appreciation (Depreciation)	(480,345)	335,793
Net Increase (Decrease) in Net Assets Resulting from Operations	190,558	1,011,821
Distributions
Net Investment Income
Investor Shares	(39,172)	(42,655)
ETF Shares	(166,921)	(111,321)
Admiral Shares	(259,863)	(193,828)
Signal Shares	—	(42,860)
Institutional Shares	(59,475)	(39,538)
Institutional Plus Shares	(20,662)	(6,794)
Realized Capital Gain[1]
Investor Shares	(4,780)	(9,006)
ETF Shares	(25,139)	(27,483)
Admiral Shares	(33,743)	(50,515)
Signal Shares	—	(961)
Institutional Shares	(8,007)	(9,229)
Institutional Plus Shares	(3,358)	(1,665)
Total Distributions	(621,120)	(535,855)
Capital Share Transactions
Investor Shares	(127,837)	(58,436)
ETF Shares	2,860,225	1,045,558
Admiral Shares	1,328,327	3,427,351
Signal Shares	—	(2,591,304)
Institutional Shares	836,595	398,002
Institutional Plus Shares	781,935	69,938
Net Increase (Decrease) from Capital Share Transactions	5,679,245	2,291,109
Total Increase (Decrease)	5,248,683	2,767,075
Net Assets
Beginning of Period	17,234,147	14,467,072
End of Period[2]	22,482,830	17,234,147

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Intermediate-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.46	$11.09	$11.96	$11.77	$11.21
Investment Operations
Net Investment Income	.302	.316	.329	.370	.425
Net Realized and Unrealized Gain (Loss)
on Investments	(.162)	.437	(.745)	. 432.738
Total from Investment Operations	.140	.753	(.416)	.802	1.163
Distributions
Dividends from Net Investment Income	(.302)	(.316)	(.329)	(.370)	(.425)
Distributions from Realized Capital Gains	(.038)	(.067)	(.125)	(. 242)	(.178)
Total Distributions	(.340)	(. 383)	(. 454)	(. 612)	(. 603)
Net Asset Value, End of Period	$11.26	$11.46	$11.09	$11.96	$11.77

Total Return[1]	1.21%	6.85%	-3.54%	6.91%	10.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,397	$1,551	$1,558	$2,120	$2,129
Ratio of Total Expenses to Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.62%	2.76%	2.84%	3.07%	3.65%
Portfolio Turnover Rate[2]	51%	60%	70%	65%	61%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Intermediate-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$84.41	$81.65	$88.07	$86.63	$82.56
Investment Operations
Net Investment Income	2.227	2.403	2.523	2.764	3.183
Net Realized and Unrealized Gain (Loss)
on Investments	(1.177)	3.254	(5.499)	3.225	5.383
Total from Investment Operations	1.050	5.657	(2.976)	5.989	8.566
Distributions
Dividends from Net Investment Income	(2.227)	(2.403)	(2.523)	(2.764)	(3.183)
Distributions from Realized Capital Gains	(.283)	(.494)	(.921)	(1.785)	(1.313)
Total Distributions	(2.510)	(2.897)	(3.444)	(4.549)	(4.496)
Net Asset Value, End of Period	$82.95	$84.41	$81.65	$88.07	$86.63

Total Return	1.23%	7.00%	-3.44%	7.02%	10.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,569	$4,858	$3,695	$4,356	$2,781
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.69%	2.86%	2.94%	3.17%	3.76%
Portfolio Turnover Rate[1]	51%	60%	70%	65%	61%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Intermediate-Term Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.46	$11.09	$11.96	$11.77	$11.21
Investment Operations
Net Investment Income	. 309	. 327.340		.381	.437
Net Realized and Unrealized Gain (Loss)
on Investments	(.162)	.437	(.745)	. 432.738
Total from Investment Operations	.147	.764	(. 405)	.813	1.175
Distributions
Dividends from Net Investment Income	(.309)	(.327)	(.340)	(. 381)	(.437)
Distributions from Realized Capital Gains	(.038)	(.067)	(.125)	(. 242)	(.178)
Total Distributions	(.347)	(.394)	(.465)	(. 623)	(. 615)
Net Asset Value, End of Period	$11.26	$11.46	$11.09	$11.96	$11.77

Total Return[1]	1.27%	6.96%	-3.45%	7.02%	10.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,061	$8,922	$5,320	$6,252	$5,320
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	2.69%	2.86%	2.94%	3.17%	3.76%
Portfolio Turnover Rate[2]	51%	60%	70%	65%	61%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.46	$11.09	$11.96	$11.77	$11.21
Investment Operations
Net Investment Income	.313	.331	.344	.385	.442
Net Realized and Unrealized Gain (Loss)
on Investments	(.162)	.437	(.745)	. 432.738
Total from Investment Operations	.151	.768	(. 401)	.817	1.180
Distributions
Dividends from Net Investment Income	(.313)	(.331)	(.344)	(.385)	(. 442)
Distributions from Realized Capital Gains	(.038)	(.067)	(.125)	(. 242)	(.178)
Total Distributions	(.351)	(.398)	(.469)	(.627)	(.620)
Net Asset Value, End of Period	$11.26	$11.46	$11.09	$11.96	$11.77

Total Return	1.31%	6.99%	-3.42%	7.05%	10.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,399	$1,610	$1,172	$1,154	$689
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.72%	2.89%	2.97%	3.20%	3.80%
Portfolio Turnover Rate[1]	51%	60%	70%	65%	61%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
					Nov. 30,
					2011[1] to
For a Share Outstanding	Year Ended December 31,				Dec. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.46	$11.09	$11.96	$11.77	$11.73
Investment Operations
Net Investment Income	.315	.333	.346	.388	.072
Net Realized and Unrealized Gain (Loss)
on Investments	(.162)	.437	(.745)	. 432.178
Total from Investment Operations	.153	.770	(.399)	.820	. 250
Distributions
Dividends from Net Investment Income	(.315)	(.333)	(.346)	(. 388)	(.072)
Distributions from Realized Capital Gains	(.038)	(.067)	(.125)	(. 242)	(.138)
Total Distributions	(.353)	(.400)	(.471)	(. 630)	(. 210)
Net Asset Value, End of Period	$11.26	$11.46	$11.09	$11.96	$11.77

Total Return	1.33%	7.01%	-3.40%	7.07%	1.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,057	$293	$216	$239	$107
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.91%	2.99%	3.22%	3.82%[2]
Portfolio Turnover Rate [3]	51%	60%	70%	65%	61%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares,

See accompanying Notes, which are an integral part of the Financial Statements.

46

Intermediate-Term Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. Prior to October 24, 2014, the fund offered Signal Shares. Effective at the close of business on October 24, 2014, the Signal Shares were converted to Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at December 31, 2015.

47

Intermediate-Term Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the fund had contributed to Vanguard capital in the amount of $1,949,000, representing 0.01% of the fund’s net assets and 0.78% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

48

Intermediate-Term Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At December 31, 2015, 100% of the market value of the fund’s investments was determined based on Level 2 inputs.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2015, the fund realized $52,939,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $8,276,000 from accumulated net realized losses to paid-in capital.

Capital gains required to be distributed in December 2015 included gains realized through October 31, 2015; subsequently the fund realized losses of $5,762,000, which are deferred and will be treated as realized for tax purposes in 2016.

At December 31, 2015, the cost of investment securities for tax purposes was $22,364,771,000. Net unrealized depreciation of investment securities for tax purposes was $91,368,000, consisting of unrealized gains of $205,224,000 on securities that had risen in value since their purchase and $296,592,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2015, the fund purchased $5,555,428,000 of investment securities and sold $3,029,053,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $11,031,065,000 and $7,995,555,000, respectively. Total purchases and sales include $2,764,726,000 and $773,553,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

49

Intermediate-Term Bond Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended December 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	380,583	33,072	324,984	28,453
Issued in Lieu of Cash Distributions	40,424	3,521	45,894	4,015
Redeemed	(548,844)	(47,781)	(429,314)	(37,708)
Net Increase (Decrease)—Investor Shares	(127,837)	(11,188)	(58,436)	(5,240)
ETF Shares
Issued	3,643,962	42,900	2,630,431	31,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(783,737)	(9,200)	(1,584,873)	(19,000)
Net Increase (Decrease) —ETF Shares	2,860,225	33,700	1,045,558	12,300
Admiral Shares
Issued[1]	3,065,720	266,763	4,443,857	387,794
Issued in Lieu of Cash Distributions	253,284	22,080	214,579	18,757
Redeemed	(1,990,677)	(173,526)	(1,231,085)	(107,913)
Net Increase (Decrease) —Admiral Shares	1,328,327	115,317	3,427,351	298,638
Signal Shares
Issued	—	—	410,108	36,075
Issued in Lieu of Cash Distributions	—	—	32,684	2,872
Redeemed[1]	—	—	(3,034,096)	(264,880)
Net Increase (Decrease)—Signal Shares	—	—	(2,591,304)	(225,933)
Institutional Shares
Issued	1,146,086	99,666	796,017	69,731
Issued in Lieu of Cash Distributions	59,082	5,153	47,257	4,132
Redeemed	(368,573)	(32,156)	(445,272)	(39,093)
Net Increase (Decrease) —Institutional Shares	836,595	72,663	398,002	34,770
Institutional Plus Shares
Issued	813,400	71,027	98,599	8,592
Issued in Lieu of Cash Distributions	13,182	1,153	8,034	703
Redeemed	(44,647)	(3,883)	(36,695)	(3,221)
Net Increase (Decrease) —Institutional Plus Shares	781,935	68,297	69,938	6,074
1 Admiral Shares Issued and Signal Shares Redeemed include $1,995,144,000 from the conversion of Signal Shares to Admiral Shares during the 2014 fiscal year.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

50

Long-Term Bond Index Fund

Fund Profile
As of December 31, 2015

Share-Class Characteristics
	Investor		Institutional	Institutional
	Shares	ETF Shares	Shares	Plus Shares
Ticker Symbol	VBLTX	BLV	VBLLX	VBLIX
Expense Ratio[1]	0.20%	0.10%	0.07%	0.05%
30-Day SEC Yield	4.07%	4.09%	4.16%	4.21%

Financial Attributes

		Barclays
		Long
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index

Number of Bonds	2,037	2,225	9,681

Yield to Maturity
(before expenses)	4.2%	4.2%	2.6%

Average Coupon	4.8%	4.9%	3.1%

Average Duration	14.7 years 14.7 years		5.8 years

Average Effective
Maturity	24.1 years 23.9 years		7.9 years

Short-Term
Reserves	1.2%	—	—

Sector Diversification (% of portfolio)
Finance	9.5%
Foreign	10.7
Industrial	33.9
Treasury/Agency	39.4
Utilities	6.4
Other	0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Long
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.93
Beta	1.02	2.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	39.4%
Aaa	1.9
Aa	7.0
A	21.9
Baa	29.7
Less Than Baa	0.1

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
3 - 5 Years	0.2
5 - 10 Years	1.2
10 - 20 Years	22.8
20 - 30 Years	72.6
Over 30 Years	3.0

1 The expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the expense ratios were 0.16% for Investor Shares, 0.09% for ETF Shares, 0.06% for Institutional Shares, and 0.04%
for Institutional Plus Shares.

51

Long-Term Bond Index Fund

Investment Focus

52

Long-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2005, Through December 31, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended December 31, 2015

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Long-Term Bond Index Fund Investor
Shares	-3.47%	6.82%	6.37%	$18,552
Spliced Barclays U.S. Long
••••••••
Government/Credit Float Adjusted
Index	-3.31	6.98	6.45	18,683

– – – – Corporate A-Rated Debt Funds Average	-0.75	3.67	4.19	15,074
Spliced Barclays U.S. Aggregate Float
Adjusted Index	0.44	3.25	4.52	15,559
For a benchmark description, see the Glossary.
Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Long-Term Bond Index Fund
ETF Shares Net Asset Value	-3.45%	6.90%	6.97%	$18,029
Spliced Barclays U.S. Long
Government/Credit Float Adjusted Index	-3.31	6.98	6.97	18,021
Spliced Barclays U.S. Aggregate Float
Adjusted Index	0.44	3.25	4.50	14,694
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

53

Long-Term Bond Index Fund

	Average Annual Total Returns
	Periods Ended December 31, 2015

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(2/2/2006)	Investment
Long-Term Bond Index Fund Institutional
Shares	-3.37%	6.95%	6.68%	$9,493,230
Spliced Barclays U.S. Long
Government/Credit Float Adjusted Index	-3.31	6.98	6.61	9,430,786
Spliced Barclays U.S. Aggregate Float
Adjusted Index	0.44	3.25	4.58	7,790,706
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(10/6/2011)	Investment
Long-Term Bond Index Fund Institutional Plus
Shares	-3.35%	4.14%	$118,748,696
Barclays U.S. Long Government/Credit Float
Adjusted Index	-3.31	4.04	118,275,502
Barclays U.S. Aggregate Float Adjusted Index	0.44	2.36	110,363,179
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2015

			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Long-Term Bond Index Fund ETF Shares Market
Price	-4.01%	39.00%	80.05%
Long-Term Bond Index Fund ETF Shares Net Asset
Value	-3.45	39.58	80.29
Spliced Barclays U.S. Long Government/Credit Float
Adjusted Index	-3.31	40.16	80.21
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

54

Long-Term Bond Index Fund

Fiscal-Year Total Returns (%): December 31, 2005, Through December 31, 2015
				Spliced
				Barclays
				Long
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	5.29%	-2.62%	2.67%	2.71%
2007	5.55	1.04	6.59	6.60
2008	5.81	2.83	8.64	8.44
2009	5.27	-3.51	1.76	1.92
2010	5.21	5.06	10.27	10.16
2011	5.51	16.55	22.06	22.49
2012	4.23	4.26	8.49	8.79
2013	3.76	-12.89	-9.13	-8.83
2014	4.79	14.93	19.72	19.31
2015	3.73	-7.20	-3.47	-3.31
For a benchmark description, see the Glossary.

55

Long-Term Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	2.500%	2/15/45	202,622	181,504	2.1%
United States Treasury Note/Bond	2.875%	5/15/43	182,355	177,568	2.0%
United States Treasury Note/Bond	3.625%	2/15/44	143,819	161,549	1.8%
United States Treasury Note/Bond	3.625%	8/15/43	142,500	160,312	1.8%
United States Treasury Note/Bond	2.875%	8/15/45	146,719	142,272	1.6%
United States Treasury Note/Bond	3.750%	11/15/43	120,580	138,742	1.6%
United States Treasury Note/Bond	3.125%	2/15/43	133,640	136,793	1.6%
United States Treasury Note/Bond	2.750%	11/15/42	141,223	134,492	1.5%
United States Treasury Note/Bond	3.000%	11/15/44	132,226	131,544	1.5%
United States Treasury Note/Bond	3.375%	5/15/44	116,337	124,681	1.4%
United States Treasury Note/Bond	3.125%	8/15/44	118,838	121,288	1.4%
United States Treasury Note/Bond	2.750%	8/15/42	115,693	110,432	1.3%
United States Treasury Note/Bond	3.000%	5/15/45	104,370	103,718	1.2%
United States Treasury Note/Bond	4.625%	2/15/40	69,706	90,661	1.0%
United States Treasury Note/Bond	4.375%	2/15/38	67,128	84,581	1.0%
United States Treasury Note/Bond	4.750%	2/15/41	62,405	82,862	0.9%
United States Treasury Note/Bond	3.000%	11/15/45	78,000	77,647	0.9%
United States Treasury Note/Bond	4.375%	5/15/40	56,368	70,839	0.8%
United States Treasury Note/Bond	5.375%	2/15/31	46,145	62,505	0.7%
United States Treasury Note/Bond	4.250%	11/15/40	49,785	61,469	0.7%
United States Treasury Note/Bond	6.000%	2/15/26	41,835	55,817	0.6%
United States Treasury Note/Bond	4.500%	8/15/39	42,981	54,929	0.6%
United States Treasury Note/Bond	3.125%	2/15/42	53,222	54,885	0.6%
United States Treasury Note/Bond	6.250%	5/15/30	37,020	53,621	0.6%
United States Treasury Note/Bond	4.375%	5/15/41	40,595	51,175	0.6%
United States Treasury Note/Bond	4.250%	5/15/39	40,942	50,505	0.6%
United States Treasury Note/Bond	3.125%	11/15/41	47,620	49,138	0.6%
United States Treasury Note/Bond	3.875%	8/15/40	41,775	48,766	0.6%
United States Treasury Note/Bond	4.375%	11/15/39	38,630	48,511	0.6%
United States Treasury Note/Bond	4.500%	5/15/38	36,850	47,243	0.5%

56

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	5.250%	2/15/29	34,926	45,709	0.5%
United States Treasury Note/Bond	6.125%	8/15/29	31,320	44,406	0.5%
United States Treasury Note/Bond	6.750%	8/15/26	23,510	33,289	0.4%
United States Treasury Note/Bond	3.500%	2/15/39	29,792	32,902	0.4%
United States Treasury Note/Bond	6.500%	11/15/26	21,005	29,367	0.3%
United States Treasury Note/Bond	3.750%	8/15/41	25,500	29,261	0.3%
United States Treasury Note/Bond	4.500%	2/15/36	22,110	28,294	0.3%
United States Treasury Note/Bond	5.500%	8/15/28	18,690	24,846	0.3%
United States Treasury Note/Bond	3.000%	5/15/42	20,415	20,514	0.2%
United States Treasury Note/Bond	4.750%	2/15/37	14,530	19,232	0.2%
United States Treasury Note/Bond	6.375%	8/15/27	11,955	16,780	0.2%
United States Treasury Note/Bond	2.250%	11/15/25	16,755	16,710	0.2%
United States Treasury
Note/Bond	2.000%–6.125%	8/15/25–5/15/37	39,126	48,340	0.5%
				3,259,699	37.0%
Agency Bonds and Notes
1 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	18,467	25,616	0.3%
1 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,260	23,302	0.3%
1 Federal National Mortgage Assn.	6.250%	5/15/29	17,025	23,147	0.2%
Agency Bonds and Notes—Other †				108,454	1.2%
				180,519	2.0%
Total U.S. Government and Agency Obligations (Cost $3,293,338)				3,440,218	39.0%
Corporate Bonds
Finance
Banking
Goldman Sachs Group Inc.	6.750%	10/1/37	18,440	21,546	0.2%
2 Banking—Other †				433,448	4.9%
Brokerage †				15,452	0.2%
Finance Companies
2 GE Capital International Funding Co.	4.418%	11/15/35	41,196	42,000	0.5%
Finance Companies—Other †				745	0.0%
Insurance
Berkshire Hathaway
Finance Corp.	4.300%–5.750%	1/15/40–5/15/43	6,980	7,431	0.1%
Berkshire Hathaway Inc.	4.500%	2/11/43	2,600	2,612	0.0%
Insurance—Other †				270,421	3.1%
2 Real Estate Investment Trusts †				32,273	0.4%
				825,928	9.4%
Industrial
Basic Industry
Lubrizol Corp.	6.500%	10/1/34	925	1,168	0.0%
Basic Industry—Other †				201,576	2.3%
Capital Goods
General Electric
Capital Corp.	5.875%–6.875%	3/15/32–1/10/39	28,592	36,628	0.4%
General Electric Co.	4.125%–4.500%	10/9/42–3/11/44	18,210	18,169	0.2%
Capital Goods—Other †				194,546	2.2%
Communication
Alltel Corp.	7.875%	7/1/32	1,500	1,842	0.0%
Ameritech Capital Funding Corp.	6.550%	1/15/28	875	977	0.0%
AT&T Corp.	8.250%	11/15/31	1,846	2,470	0.0%
AT&T Inc.	4.300%–6.550%	9/15/34–5/15/46	79,816	77,158	0.9%
AT&T Mobility LLC	7.125%	12/15/31	1,950	2,377	0.0%

57

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Bellsouth Capital
Funding Corp.	7.875%	2/15/30	2,618	3,133	0.1%
BellSouth LLC	6.000%–6.875%	10/15/31–11/15/34	3,888	4,114	0.1%
BellSouth
Telecommunications LLC	6.375%–6.650%	6/1/28–12/15/95	2,370	2,578	0.0%
DIRECTV Holdings LLC /
DIRECTV Financing
Co. Inc.	5.150%–6.375%	3/15/40–3/15/42	14,285	14,435	0.2%
GTE Corp.	6.940%	4/15/28	2,225	2,637	0.0%
New Cingular Wireless Services Inc. 8.750%		3/1/31	2,585	3,565	0.1%
Pacific Bell Telephone Co.	7.125%	3/15/26	1,847	2,262	0.0%
Verizon Communications Inc.	6.550%	9/15/43	24,105	28,529	0.3%
Verizon Communications Inc.	5.012%	8/21/54	18,318	16,781	0.2%
Verizon
Communications Inc.	3.850%–7.750%	12/1/30–3/15/55	106,915	105,882	1.2%
Verizon Maryland LLC	5.125%	6/15/33	3,300	3,286	0.1%
Verizon New England Inc.	7.875%	11/15/29	2,340	2,905	0.0%
Verizon New York Inc.	7.375%	4/1/32	1,675	1,893	0.0%
2 Communication—Other †				399,263	4.5%
2 Consumer Cyclical †				323,682	3.7%
2 Consumer Noncyclical †				657,455	7.5%
2 Energy †				451,927	5.1%
Other Industrial †				20,331	0.2%
2 Technology †				208,825	2.4%
Transportation
3 BNSF Funding Trust I	6.613%	12/15/55	1,030	1,148	0.0%
Burlington Northern
Santa Fe LLC	4.150%–7.950%	8/15/30–9/1/45	31,140	31,995	0.4%
2 Transportation—Other †				126,353	1.4%
				2,949,890	33.5%
Utilities
Electric
Berkshire Hathaway
Energy Co.	4.500%–8.480%	9/15/28–2/1/45	15,125	17,930	0.2%
MidAmerican Energy Co.	4.400%–6.750%	12/30/31–10/15/44	7,120	8,361	0.1%
MidAmerican Funding LLC	6.927%	3/1/29	150	191	0.0%
Nevada Power Co.	5.375%–6.750%	4/1/36–5/15/41	5,760	6,868	0.1%
PacifiCorp	4.100%–7.700%	11/15/31–2/1/42	11,828	14,226	0.2%
Sierra Pacific Power Co.	6.750%	7/1/37	885	1,110	0.0%
2 Electric—Other †				462,295	5.2%
Natural Gas †				37,118	0.4%
Other Utility †				9,526	0.1%
				557,625	6.3%
Total Corporate Bonds (Cost $4,393,715)				4,333,443	49.2%
Sovereign Bonds (U.S. Dollar-Denominated)
2 Petroleos Mexicanos	4.500%–6.625%	1/23/26–1/23/46	59,810	49,642	0.5%
United Mexican States	4.600%–8.300%	8/15/31–10/12/10	68,243	70,272	0.8%
Sovereign Bonds
(U.S. Dollar-Denominated)—Other †				342,732	3.9%
Total Sovereign Bonds (Cost $489,425)				462,646	5.2%

58

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Taxable Municipal Bonds
Illinois GO	5.100%	6/1/33	23,440	22,175	0.2%
Taxable Municipal Bonds—Other †				454,511	5.2%
Total Taxable Municipal Bonds (Cost $428,230)				476,686	5.4%

			Shares
Temporary Cash Investment
Money Market Fund
4 Vanguard Market Liquidity Fund
(Cost $23,090)	0.363%		23,089,687	23,090	0.3%
Total Investments (Cost $8,627,798)				8,736,083	99.1%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				769
Receivables for Investment Securities Sold				41,334
Receivables for Accrued Income				105,128
Receivables for Capital Shares Issued				2,782
Other Assets				20
Total Other Assets				150,033	1.7%
Liabilities
Payables for Investment Securities Purchased				(57,728)
Payables for Capital Shares Redeemed				(4,628)
Payables for Distributions				(1,172)
Payables to Vanguard				(5,070)
Other Liabilities				(1,791)
Total Liabilities				(70,389)	(0.8%)
Net Assets				8,815,727	100.0%

At December 31, 2015, net assets consisted of:
					Amount
					($000)
Paid-in Capital					8,722,518
Overdistributed Net Investment Income					(9)
Accumulated Net Realized Losses					(15,067)
Unrealized Appreciation (Depreciation)					108,285
Net Assets					8,815,727

Investor Shares—Net Assets
Applicable to 183,042,134 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					2,415,485
Net Asset Value Per Share—Investor Shares					$13.20

59

Long-Term Bond Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 19,500,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,692,651
Net Asset Value Per Share—ETF Shares	$86.80

Institutional Shares—Net Assets
Applicable to 164,766,562 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,174,329
Net Asset Value Per Share—Institutional Shares	$13.20

Institutional Plus Shares—Net Assets
Applicable to 191,965,794 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,533,262
Net Asset Value Per Share—Institutional Plus Shares	$13.20

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was $125,034,000, representing 1.4% of net assets.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

60

Long-Term Bond Index Fund

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Interest[1]	358,167
Total Income	358,167
Expenses
The Vanguard Group—Note B
Investment Advisory Services	222
Management and Administrative—Investor Shares	3,427
Management and Administrative—ETF Shares	1,024
Management and Administrative—Institutional Shares	1,071
Management and Administrative—Institutional Plus Shares	672
Marketing and Distribution—Investor Shares	521
Marketing and Distribution—ETF Shares	139
Marketing and Distribution—Institutional Shares	178
Marketing and Distribution—Institutional Plus Shares	201
Custodian Fees	61
Auditing Fees	44
Shareholders’ Reports—Investor Shares	21
Shareholders’ Reports—ETF Shares	70
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—Institutional Plus Shares	—
Trustees’ Fees and Expenses	6
Total Expenses	7,658
Net Investment Income	350,509
Realized Net Gain (Loss) on Investment Securities Sold	45,978
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(706,091)
Net Increase (Decrease) in Net Assets Resulting from Operations	(309,604)
1 Interest income from an affiliated company of the fund was $74,000.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Long-Term Bond Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	350,509	288,500
Realized Net Gain (Loss)	45,978	75,690
Change in Unrealized Appreciation (Depreciation)	(706,091)	855,064
Net Increase (Decrease) in Net Assets Resulting from Operations	(309,604)	1,219,254
Distributions
Net Investment Income
Investor Shares	(100,352)	(95,034)
ETF Shares	(55,668)	(30,305)
Institutional Shares	(90,148)	(84,528)
Institutional Plus Shares	(104,350)	(78,633)
Realized Capital Gain
Investor Shares	(6,417)	(541)
ETF Shares	(3,905)	(228)
Institutional Shares	(5,562)	(500)
Institutional Plus Shares	(6,633)	(540)
Total Distributions	(373,035)	(290,309)
Capital Share Transactions
Investor Shares	21,778	262,379
ETF Shares	732,728	487,146
Institutional Shares	59,656	225,367
Institutional Plus Shares	167,830	877,354
Net Increase (Decrease) from Capital Share Transactions	981,992	1,852,246
Total Increase (Decrease)	299,353	2,781,191
Net Assets
Beginning of Period	8,516,374	5,735,183
End of Period[1]	8,815,727	8,516,374
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($9,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

62

Long-Term Bond Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.26	$12.41	$14.27	$13.91	$12.04
Investment Operations
Net Investment Income	. 546.556		.557	.570	.587
Net Realized and Unrealized Gain (Loss)
on Investments	(1.025)	1.853	(1.837)	.591	1.991
Total from Investment Operations	(.479)	2.409	(1.280)	1.161	2.578
Distributions
Dividends from Net Investment Income	(.546)	(.556)	(.557)	(.570)	(.587)
Distributions from Realized Capital Gains	(. 035)	(. 003)	(. 023)	(. 231)	(.121)
Total Distributions	(.581)	(. 559)	(. 580)	(. 801)	(.708)
Net Asset Value, End of Period	$13.20	$14.26	$12.41	$14.27	$13.91

Total Return[1]	-3.47%	19.72%	-9.13%	8.49%	22.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,415	$2,594	$2,019	$2,904	$2,727
Ratio of Total Expenses to Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	3.95%	4.10%	4.21%	4.00%	4.62%
Portfolio Turnover Rate[2]	42%	39%	50%	41%	45%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Long-Term Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$93.73	$81.45	$93.73	$91.40	$79.07
Investment Operations
Net Investment Income	3.565	3.639	3.813	3.790	3.904
Net Realized and Unrealized Gain (Loss)
on Investments	(6.700)	12.300	(12.129)	3.851	13.127
Total from Investment Operations	(3.135)	15.939	(8.316)	7.641	17.031
Distributions
Dividends from Net Investment Income	(3.565)	(3.639)	(3.813)	(3.790)	(3.904)
Distributions from Realized Capital Gains	(. 230)	(. 020)	(.151)	(1.521)	(.797)
Total Distributions	(3.795)	(3.659)	(3.964)	(5.311)	(4.701)
Net Asset Value, End of Period	$86.80	$93.73	$81.45	$93.73	$91.40

Total Return	-3.45%	19.89%	-9.03%	8.49%	22.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,693	$1,068	$489	$806	$512
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.02%	4.20%	4.31%	4.10%	4.73%
Portfolio Turnover Rate[1]	42%	39%	50%	41%	45%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

64

Long-Term Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.26	$12.41	$14.27	$13.91	$12.04
Investment Operations
Net Investment Income	. 560	. 573.574		.589	.606
Net Realized and Unrealized Gain (Loss)
on Investments	(1.025)	1.853	(1.837)	.591	1.991
Total from Investment Operations	(.465)	2.426	(1.263)	1.180	2.597
Distributions
Dividends from Net Investment Income	(.560)	(.573)	(. 574)	(.589)	(.606)
Distributions from Realized Capital Gains	(. 035)	(. 003)	(. 023)	(. 231)	(.121)
Total Distributions	(.595)	(.576)	(.597)	(.820)	(.727)
Net Asset Value, End of Period	$13.20	$14.26	$12.41	$14.27	$13.91

Total Return	-3.37%	19.87%	-9.01%	8.63%	22.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,174	$2,283	$1,784	$1,576	$1,174
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	4.05%	4.23%	4.34%	4.13%	4.77%
Portfolio Turnover Rate[1]	42%	39%	50%	41%	45%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

65

Long-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
					Oct. 6,
					2011[1] to
For a Share Outstanding	Year Ended December 31,				Dec. 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.26	$12.41	$14.27	$13.91	$13.69
Investment Operations
Net Investment Income	. 563	. 576.577		.592	.152
Net Realized and Unrealized Gain (Loss)
on Investments	(1.025)	1.853	(1.837)	.591	.341
Total from Investment Operations	(.462)	2.429	(1.260)	1.183	.493
Distributions
Dividends from Net Investment Income	(.563)	(.576)	(.577)	(. 592)	(.152)
Distributions from Realized Capital Gains	(. 035)	(. 003)	(. 023)	(. 231)	(.121)
Total Distributions	(.598)	(.579)	(. 600)	(. 823)	(.273)
Net Asset Value, End of Period	$13.20	$14.26	$12.41	$14.27	$13.91

Total Return	-3.35%	19.89%	-8.99%	8.65%	3.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,533	$2,571	$1,444	$424	$440
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to
Average Net Assets	4.07%	4.25%	4.36%	4.15%	4.79%[2]
Portfolio Turnover Rate [3]	42%	39%	50%	41%	45%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

66

Long-Term Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers four classes of shares: Investor Shares, ETF Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

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Long-Term Bond Index Fund

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the fund had contributed to Vanguard capital in the amount of $769,000, representing 0.01% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,440,218	—
Corporate Bonds	—	4,333,443	—
Sovereign Bonds	—	462,646	—
Taxable Municipal Bonds	—	476,686	—
Temporary Cash Investments	23,090	—	—
Total	23,090	8,712,993	—

68

Long-Term Bond Index Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2015, the fund realized $42,069,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $4,811,000 from accumulated net realized losses to paid-in capital.

Capital gains required to be distributed in December 2015 included gains realized through October 31, 2015; subsequently the fund realized losses of $15,067,000 which are deferred and will be treated as realized for tax purposes in 2016.

At December 31, 2015, the cost of investment securities for tax purposes was $8,627,798,000. Net unrealized appreciation of investment securities for tax purposes was $108,285,000, consisting of unrealized gains of $381,440,000 on securities that had risen in value since their purchase and $273,155,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2015, the fund purchased $2,163,520,000 of investment securities and sold $1,605,682,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,863,383,000 and $2,453,955,000, respectively. Total purchases and sales include $1,048,149,000 and $476,514,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

69

Long-Term Bond Index Fund

F. Capital share transactions for each class of shares were:
	Year Ended December 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	583,049	41,650	726,447	53,789
Issued in Lieu of Cash Distributions	93,791	6,780	83,598	6,139
Redeemed	(655,062)	(47,308)	(547,666)	(40,722)
Net Increase (Decrease)—Investor Shares	21,778	1,122	262,379	19,206
ETF Shares
Issued	1,217,481	13,500	720,949	8,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(484,753)	(5,400)	(233,803)	(2,600)
Net Increase (Decrease)—ETF Shares	732,728	8,100	487,146	5,400
Institutional Shares
Issued	461,222	33,587	776,880	56,976
Issued in Lieu of Cash Distributions	92,903	6,719	82,728	6,069
Redeemed	(494,469)	(35,610)	(634,241)	(46,766)
Net Increase (Decrease) —Institutional Shares	59,656	4,696	225,367	16,279
Institutional Plus Shares
Issued	426,453	30,543	1,054,351	76,847
Issued in Lieu of Cash Distributions	107,570	7,786	72,641	5,327
Redeemed	(366,193)	(26,645)	(249,638)	(18,266)
Net Increase (Decrease) —Institutional Plus Shares	167,830	11,684	877,354	63,908

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

70

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund (constituting separate portfolios of Vanguard Bond Index Funds, hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2016

71

Special 2015 tax information (unaudited) for Vanguard Short-Term Bond Index Fund

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $46,780,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 84.6% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard Intermediate-Term Bond Index Fund

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $83,303,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 85.5% of income dividends are interest-related dividends.

Special 2015 tax information (unaudited) for Vanguard Long-Term Bond Index Fund

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $27,327,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 79.3% of income dividends are interest-related dividends.

72

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

73

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2015	12/31/2015	Period
Based on Actual Fund Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$999.41	$0.81
ETF Shares	1,000.00	1,000.34	0.50
Admiral Shares	1,000.00	999.71	0.50
Institutional Shares	1,000.00	999.86	0.35
Institutional Plus Shares	1,000.00	1,000.00	0.20
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,007.61	$0.66
ETF Shares	1,000.00	1,007.44	0.51
Admiral Shares	1,000.00	1,007.79	0.51
Institutional Shares	1,000.00	1,007.95	0.35
Institutional Plus Shares	1,000.00	1,008.06	0.20
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$1,013.03	$0.71
ETF Shares	1,000.00	1,012.43	0.51
Institutional Shares	1,000.00	1,013.43	0.30
Institutional Plus Shares	1,000.00	1,013.58	0.15

74

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	6/30/2015	12/31/2015	Period
Based on Hypothetical 5% Yearly Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.40	$0.82
ETF Shares	1,000.00	1,024.70	0.51
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Institutional Plus Shares	1,000.00	1,025.00	0.20
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.55	$0.66
ETF Shares	1,000.00	1,024.70	0.51
Admiral Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.85	0.36
Institutional Plus Shares	1,000.00	1,025.00	0.20
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$1,024.50	$0.71
ETF Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.90	0.31
Institutional Plus Shares	1,000.00	1,025.05	0.15

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Bond Index Fund, 0.16% for Investor Shares, 0.10% for ETF Shares, 0.10% for Admiral Shares, 0.07% for
Institutional Shares, and 0.04% for Institutional Plus Shares; for the Intermediate-Term Bond Index Fund, 0.13% for Investor Shares, 0.10% for
ETF Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, and 0.04% for Institutional Plus Shares; and for the Long-Term Bond
Index Fund, 0.14% for Investor Shares, 0.10% for ETF Shares, 0.06% for Institutional Shares, and 0.03% for Institutional Plus Shares. The
dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period
(184/365).

75

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

76

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index: Barclays U.S. 1-5 year
Government/Credit Bond Index through December 31, 2009; Barclays U.S. 1–5 Year
Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index: Barclays U.S. 5–10
Year Government/Credit Bond Index through December 31, 2009; Barclays U.S. 5–10 Year
Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index
through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Barclays U.S. Long Government/Credit Float Adjusted Index: Barclays U.S. Long
Government/Credit Bond Index through December 31, 2009; Barclays U.S. Long Government/Credit
Float Adjusted Index thereafter.

Spliced Intermediate Investment-Grade Debt Funds Average: Based on average returns for
Intermediate U.S. Government Funds through December 31, 2001, Intermediate Investment-Grade
Debt Funds through August 31, 2013, and Core Bond Funds thereafter.

77

The Vanguard funds are not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates
(“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Barclays indexes to track general bond market performance. Barclays has not passed on the legality or suitability of the funds with respect to any person or entity. Barclays’ only relationship to Vanguard and the funds is the licensing of the
Barclays indexes, which are determined, composed, and calculated by Barclays without regard to Vanguard or the funds or any owners or purchasers of the funds. Barclays has no obligation to take the needs of Vanguard, the funds, or the owners of the funds into consideration in determining, composing, or calculating the Barclays indexes. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the funds.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the indexes or any data included therein or for interruptions in the delivery of the indexes. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the funds or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. 1–5 Year Government/
Credit Float Adjusted Index, Barclays U.S. 5–10 Year Government Credit Float Adjusted Index, and Barclays U.S. Long
Government/Credit Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to any of the Barclays indexes. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the indexes or any data included therein.

78

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3140 022016

Annual Report | December 31, 2015

Vanguard Total Bond Market Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	10
Performance Summary.	12
Financial Statements.	15
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2015

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market Index Fund
Investor Shares	2.33%	2.32%	-2.02%	0.30%
ETF Shares	2.44
Market Price				0.49
Net Asset Value				0.39
Admiral™ Shares	2.44	2.42	-2.02	0.40
Institutional Shares	2.45	2.43	-2.02	0.41
Institutional Plus Shares	2.46	2.44	-2.02	0.42
Barclays U.S. Aggregate Float Adjusted Index				0.44
Core Bond Funds Average				-0.11

Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and
Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

Toward the close of 2015, the Federal Reserve took the long-awaited step of raising its target for overnight interest rates, which had hovered near zero since the Great Recession. Its vote of confidence in the U.S. economy’s resiliency helped short-term bond yields finish higher than where they started for the fiscal year ended December 31, 2015. The upward movement of intermediate-and long-term yields, however, was more muted given the fragile state of global growth and the subdued outlook for inflation.

With yields rising, bond prices adjusted downward, as the two move in opposite directions. Vanguard Total Bond Market Index Fund returned 0.30% for the fiscal year as the decline in the prices of its bond holdings offset much of the income they earned. (All returns and yields cited in this letter are for the fund’s Investor Shares.)

The fund’s result was not far off the 0.44% return of its expense-free benchmark, the Barclays U.S. Aggregate Float Adjusted Index, which consists primarily of U.S. Treasuries and agency bonds, government mortgage-backed securities, and investment-grade corporate bonds. The fund placed ahead of the average return of –0.11% for its peer group.

With yields rising, the fund’s 30-day SEC yield was 2.33% on December 31, up from 1.99% a year earlier.

2

A strong U.S. dollar depressed international bond returns

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.02% for the 12 months, reduced by the dollar’s strength against many foreign currencies. Without this currency effect, returns were modestly positive.

Although the Fed raised its interest rate target in mid-December to 0.25%–0.5%, returns for money market funds and savings accounts remained limited by the 0%–0.25% level that had previously been in place for seven years.

Despite troubles, U.S. stocks eked out a seventh year of gains

U.S. stocks returned 0.48% for the 12 months. Although the broad market recorded its worst performance since 2008, it still advanced for the seventh straight year when dividends are factored in.

Stocks rose modestly over the first half of the year but slid in August and September as concerns mounted that China’s economic slowdown would spread globally. Falling oil and commodity prices also affected economies and markets across the world, for better or worse. Central banks in Europe and Asia bolstered their stimulus efforts against weak growth and low inflation. And the Fed’s move in December ended months of uncertainty over its plans.

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	0.55%	1.44%	3.25%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.30	3.16	5.35
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	0.92%	15.01%	12.44%
Russell 2000 Index (Small-caps)	-4.41	11.65	9.19
Russell 3000 Index (Broad U.S. market)	0.48	14.74	12.18
FTSE All-World ex US Index (International)	-4.72	2.04	1.48

CPI
Consumer Price Index	0.73%	1.00%	1.53%

3

International stocks returned about –5%, restrained by the U.S. dollar’s strength. Emerging markets fared the worst.

Rising bond yields dampened returns over the period

As the Fed wound down its third round of stimulative bond-buying toward the end of 2014, speculation turned to when it might begin to raise short-term rates. The economy’s rebound from an early 2015 slowdown and further improvements in employment were favorable developments. On the other hand, inflation remained worryingly low as oil prices continued to fall. Greece’s debt crisis and slowing economic activity in China and other emerging markets may also have contributed to the Fed’s holding off on a rate increase until December.

Yields ended the fiscal year higher than where they started. The yield of the 2-year U.S. Treasury note, for example, climbed 38 basis points to 1.07%. (A basis point is one-hundredth of a percentage point.) The 10-year Treasury note rose 11 basis points to 2.30%, and longer maturities rose more than that.

Although higher interest rates should benefit buy-and-hold bond investors over the long term, their rise over the 12 months pushed bond prices down, especially for longer-dated bonds, which are more sensitive to rate movements.

Treasuries—about 40% of your fund’s assets—returned close to 1% as a whole. By maturity, short- and intermediate-term

Expense Ratios
Your Fund Compared With Its Peer Group
						Peer
	Investor	ETF	Admiral	Institutional	Institutional	Group
	Shares	Shares	Shares	Shares	Plus Shares	Average
Total Bond Market Index Fund	0.20%	0.07%	0.07%	0.06%	0.05%	0.83%

The fund expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the fund’s expense ratios were 0.16% for Investor Shares, 0.06% for ETF Shares, 0.06% for Admiral
Shares, 0.05% for Institutional Shares, and 0.04% for Institutional Plus Shares. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Core Bond Funds Average.

4

Treasuries remained in the black; their long-term counterparts, whose prices depreciated more, returned roughly –1%.

Government mortgage-backed securities held up a little better. These high-quality investments benefited from continuing improvements in the housing market and the attractiveness of their yield premium compared with Treasuries of similar maturities.

Corporate bonds, however, dipped into negative territory as the income they earned did not fully offset their price declines. The difference, or “spread,” in their yields versus Treasuries widened, notably in the industrial sector among bonds issued by metals and mining companies and energy producers whose creditworthiness was hurt by falling commodity prices. The spread widened less for bonds issued by financial institutions, as regulatory changes have led to stronger balance sheets overall in that sector.

The fund outperformed its peer average by 41 basis points. While it can pay off for actively managed competitors to overweight credit sectors at the expense of Treasuries and mortgage-backed securities, that strategy probably didn’t in 2015. And with interest rates seesawing, tactical bets about duration would have been challenging to get right as well.

Although it’s important to keep an eye on how your investments are performing, it’s also good not to lose sight of why you hold

Total Returns
Ten Years Ended December 31, 2015
Average
Annual Return
Total Bond Market Index Fund Investor Shares	4.36%
Spliced Barclays U.S. Aggregate Float Adjusted Index	4.52
Spliced Intermediate Investment-Grade Debt Funds Average	3.93

For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

them. Bond returns may not be as strong going forward as we have become accustomed to in recent decades, but we believe they will continue to fulfill an important role as a diversifier for equities and other riskier assets you may have in your portfolio.

For the last decade, the fund closely tracked its index

Every index fund aims to track the performance of its target index. That’s actually a taller order than you might think. The index incurs no expenses, so it has a leg up from the start. Bond funds also have the challenge of negotiating prices, as bonds generally aren’t traded on central exchanges the way stocks are.

Then there’s the size of the bond market—your fund’s benchmark includes more than 9,000 bonds. Owning all of them would be impractical, so your fund’s advisor has the challenge of putting together a portfolio with a smaller number of bonds that nevertheless produces benchmark-like returns.

Vanguard’s outlook for investors: Not bearish, but cautious

In Vanguard’s recently published global economic and investment outlook, Global Chief
Economist Joseph Davis and his team discuss various market and economic events 2016 may bring, along with challenges and opportunities for investors.

Our forecast includes “frustratingly fragile” economic growth and more modest long-term returns from the global stock and bond markets. The report cautions that for the decade ending
2025, returns for a balanced portfolio are likely to be moderately below historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.5% for the same portfolio since 1926.

Even so, Vanguard’s steadfast belief in its principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remains unchanged.

For more information about our expectations and the probability of various outcomes, see
Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model® (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from
10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2015.
Results from the model may vary with each use and over time. For more information, please see page 7.

6

The indexing skills of the fund’s advisor as well as its low expense ratio helped the fund post an average annual return of 4.36% for the decade ended December 31, 2015, a result not far behind the 4.52% return of its benchmark. Its peer average over the period was 3.93%.

To reach your long-term goals, be realistic and try to save more

Although there have been times when it felt as if stocks and bonds were riding a roller coaster, the markets have generally risen in recent years. The broad global stock market in particular has posted some impressive gains since its turnaround began in 2009.

But 2015 served as a reminder that markets aren’t always favorable. The U.S. stock and bond markets were basically flat, and international stocks and unhedged bonds finished in the red.

In Vanguard’s recently updated long-term look at the economy and markets, our global economists explain why they expect economic growth to remain “frustratingly fragile,” and why their outlook for stock and bond markets is the most guarded since 2006. (For more details, see the box on page 6 and Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Given these muted expectations, what’s the best course of action? I’ve often encouraged shareholders to focus on the things they can control. That advice holds true today.

Consider saving more than you think you may need. That’s one way you can prepare for the volatility that may lie ahead, particularly as markets adjust to changes in policies from the Fed and other central banks.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the VCMM is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

7

And, as always, investors would be well-served to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

As with saving, each of these principles is within your control, and focusing on them can keep you on the right path.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 19, 2016

8

Your Fund’s Performance at a Glance
December 31, 2014, Through December 31, 2015

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Total Bond Market Index Fund
Investor Shares	$10.87	$10.64	$0.254	$0.010
ETF Shares	82.33	80.58	2.001	0.078
Admiral Shares	10.87	10.64	0.264	0.010
Institutional Shares	10.87	10.64	0.266	0.010
Institutional Plus Shares	10.87	10.64	0.267	0.010

9

Total Bond Market Index Fund

Fund Profile
As of December 31, 2015

Share-Class Characteristics
	Investor		Admiral	Institutional	Institutional
	Shares	ETF Shares	Shares	Shares	Plus Shares
Ticker Symbol	VBMFX	BND	VBTLX	VBTIX	VBMPX
Expense Ratio[1]	0.20%	0.07%	0.07%	0.06%	0.05%
30-Day SEC Yield	2.33%	2.44%	2.44%	2.45%	2.46%

Financial Attributes

		Barclays
		Aggregate
		Float Adj
	Fund	Index
Number of Bonds	7,860	9,681
Yield to Maturity
(before expenses)	2.6%	2.6%
Average Coupon	3.2%	3.1%
Average Duration	5.8 years	5.8 years
Average Effective
Maturity	8.0 years	7.9 years
Short-Term
Reserves	0.8%	—

Sector Diversification (% of portfolio)
Asset-Backed	0.7%
Commercial Mortgage-Backed	2.1
Finance	8.6
Foreign	6.0
Government Mortgage-Backed	20.9
Industrial	16.3
Treasury/Agency	43.1
Utilities	2.0
Other	0.3

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Aggregate
Float Adj
Index
R-Squared	0.99
Beta	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	64.1%
Aaa	5.6
Aa	4.0
A	11.7
Baa	14.6

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.8%
1 - 3 Years	23.6
3 - 5 Years	21.5
5 - 10 Years	37.9
10 - 20 Years	4.0
20 - 30 Years	11.7
Over 30 Years	0.5

1 The expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the expense ratios were 0.16% for Investor Shares, 0.06% for ETF Shares, 0.06% for Admiral Shares, 0.05% for
Institutional Shares, and 0.04% for Institutional Plus Shares.

10

Total Bond Market Index Fund

Investment Focus

11

Total Bond Market Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2005, Through December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2015

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Total Bond Market Index Fund Investor
	Shares	0.30%	3.02%	4.36%	$15,319
	Spliced Barclays U.S. Aggregate Float
••••••••
	Adjusted Index	0.44	3.25	4.52	15,559

– – – –	Spliced Intermediate Investment-Grade
	Debt Funds Average	-0.11	3.20	3.93	14,701

For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/3/2007)	Investment
Total Bond Market Index Fund ETF Shares
Net Asset Value	0.39%	3.13%	4.43%	$14,610
Spliced Barclays U.S. Aggregate Float
Adjusted Index	0.44	3.25	4.50	14,694
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

12

Total Bond Market Index Fund

	Average Annual Total Returns
	Periods Ended December 31, 2015

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Admiral
Shares	0.40%	3.13%	4.47%	$15,481
Spliced Barclays U.S. Aggregate Float
Adjusted Index	0.44	3.25	4.52	15,559

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Institutional
Shares	0.41%	3.15%	4.50%	$7,762,737
Spliced Barclays U.S. Aggregate Float
Adjusted Index	0.44	3.25	4.52	7,779,479

				Final Value
	One	Five	Ten	of a $100,000,000
	Year	Years	Years	Investment
Total Bond Market Index Fund Institutional
Plus Shares	0.42%	3.17%	4.51%	$155,405,157
Spliced Barclays U.S. Aggregate Float Adjusted
Index	0.44	3.25	4.52	155,589,589

The creation of the Institutional Plus Shares occurred on February 5, 2010, when Vanguard Total Bond Market Index Fund acquired the net assets of Vanguard Institutional Total Bond Market Index Fund. For the periods ended December 31, 2015, the returns and other data shown in the table above reflect a blend of historical performance of the fund’s Institutional Shares prior to February 5, 2010, and of the Institutional
Plus Shares from then on.

Cumulative Returns of ETF Shares: April 3, 2007, Through December 31, 2015

			Since
	One	Five	Inception
	Year	Years	(4/3/2007)
Total Bond Market Index Fund ETF Shares Market
Price	0.49%	16.80%	46.28%
Total Bond Market Index Fund ETF Shares Net
Asset Value	0.39	16.64	46.10
Spliced Barclays U.S. Aggregate Float Adjusted
Index	0.44	17.33	46.94
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

13

Total Bond Market Index Fund

Fiscal-Year Total Returns (%): December 31, 2005, Through December 31, 2015
				Spliced
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	4.97%	-0.70%	4.27%	4.33%
2007	5.22	1.70	6.92	6.97
2008	4.85	0.20	5.05	5.24
2009	4.26	1.67	5.93	5.93
2010	3.55	2.87	6.42	6.58
2011	3.30	4.26	7.56	7.92
2012	2.63	1.42	4.05	4.32
2013	2.29	-4.55	-2.26	-1.97
2014	2.55	3.21	5.76	5.85
2015	2.32	-2.02	0.30	0.44
For a benchmark description, see the Glossary.

14

Total Bond Market Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of December 31, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	2.250%	11/15/25	879,290	876,951	0.6%
United States Treasury Note/Bond	2.125%	5/15/25	841,202	829,770	0.6%
United States Treasury Note/Bond	1.000%	9/15/18	808,885	803,320	0.5%
United States Treasury Note/Bond	3.625%	8/15/19	735,167	789,268	0.5%
United States Treasury Note/Bond	4.750%	8/15/17	641,705	680,406	0.5%
United States Treasury Note/Bond	2.500%	5/15/24	657,918	672,004	0.5%
United States Treasury Note/Bond	1.750%	5/15/23	671,148	653,638	0.4%
United States Treasury Note/Bond	1.750%	12/31/20	651,150	650,746	0.4%
United States Treasury Note/Bond	1.000%	5/31/18	652,760	649,496	0.4%
United States Treasury Note/Bond	3.500%	5/15/20	601,005	646,177	0.4%
United States Treasury Note/Bond	3.375%	11/15/19	578,485	617,712	0.4%
United States Treasury Note/Bond	1.250%	11/15/18	615,557	614,597	0.4%
United States Treasury Note/Bond	0.875%	11/15/17	604,081	602,100	0.4%
United States Treasury Note/Bond	2.250%	11/15/24	600,474	600,006	0.4%
United States Treasury Note/Bond	1.500%	8/31/18	578,775	582,664	0.4%
United States Treasury Note/Bond	1.250%	1/31/20	586,215	577,240	0.4%
United States Treasury Note/Bond	2.500%	6/30/17	559,395	571,981	0.4%
United States Treasury Note/Bond	1.000%	3/15/18	568,068	566,204	0.4%
United States Treasury Note/Bond	0.875%	4/15/17	556,825	556,736	0.4%
United States Treasury Note/Bond	1.750%	2/28/22	548,357	540,472	0.4%
United States Treasury Note/Bond	2.500%	8/15/23	526,785	540,366	0.4%
United States Treasury Note/Bond	2.625%	11/15/20	516,599	536,777	0.4%
United States Treasury Note/Bond	2.750%	11/15/42	546,619	520,567	0.4%
United States Treasury Note/Bond	3.625%	2/15/20	477,635	515,249	0.4%
United States Treasury Note/Bond	2.000%	8/15/25	528,325	514,953	0.3%
United States Treasury Note/Bond	1.500%	10/31/19	505,710	504,132	0.3%
United States Treasury Note/Bond	0.875%	1/31/18	506,300	503,850	0.3%
United States Treasury Note/Bond	1.500%	11/30/19	503,150	501,263	0.3%
United States Treasury Note/Bond	0.875%	8/15/17	498,645	497,553	0.3%
United States Treasury Note/Bond	2.750%	2/15/24	459,279	478,224	0.3%
United States Treasury Note/Bond	3.000%	5/15/45	479,435	476,438	0.3%

15

Total Bond Market Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	1.000%	9/15/17	473,982	473,759	0.3%
	United States Treasury Note/Bond	0.625%	11/30/17	474,865	471,009	0.3%
	United States Treasury Note/Bond	2.375%	8/15/24	455,390	459,944	0.3%
	United States Treasury Note/Bond	0.750%	3/15/17	455,800	455,157	0.3%
	United States Treasury Note/Bond	3.625%	2/15/44	401,117	450,567	0.3%
	United States Treasury Note/Bond	2.750%	2/28/18	428,100	442,882	0.3%
	United States Treasury Note/Bond	0.875%	7/15/18	443,519	439,638	0.3%
	United States Treasury Note/Bond	2.750%	11/15/23	419,162	437,370	0.3%
	United States Treasury Note/Bond	2.750%	8/15/42	456,815	436,044	0.3%
	United States Treasury Note/Bond	2.000%	2/28/21	426,858	430,324	0.3%
	United States Treasury Note/Bond	3.125%	5/15/19	401,309	423,445	0.3%
	United States Treasury Note/Bond	3.125%	5/15/21	391,810	416,725	0.3%
	United States Treasury Note/Bond	3.625%	2/15/21	381,842	415,074	0.3%
	United States Treasury Note/Bond	0.875%	10/15/17	413,335	412,107	0.3%
	United States Treasury Note/Bond	2.375%	6/30/18	394,585	406,115	0.3%
	United States Treasury Note/Bond	2.875%	8/15/45	411,420	398,950	0.3%
	United States Treasury Note/Bond	2.875%	5/15/43	408,940	398,205	0.3%
	United States Treasury Note/Bond	6.250%	8/15/23	308,228	397,805	0.3%
1	United States Treasury
	Note/Bond	0.500%–9.125%	1/31/17–11/15/45	31,171,454	32,337,225	21.9%
					58,773,205	39.8%
Agency Bonds and Notes
2	Federal Home Loan
	Mortgage Corp.	0.000%–6.750%	1/27/17–7/15/32	1,232,989	1,276,194	0.9%
[2,3]	Federal National
	Mortgage Assn.	0.000%–7.250%	1/30/17–7/15/37	1,753,177	1,816,415	1.2%
	Agency Bonds and Notes—Other †				1,339,379	0.9%
					4,431,988	3.0%
Conventional Mortgage-Backed Securities
2,3,[4] Fannie Mae Pool	2.000%–10.000%		3/1/16–1/1/46	12,241,375	12,869,721	8.7%
2,3,[4] Freddie Mac Gold Pool	2.000%–10.000%		1/1/16–1/1/46	7,689,707	8,053,659	5.4%
[2,3]	Freddie Mac Non
	Gold Pool	8.000%–9.500%	2/1/17–3/1/20	7	8	0.0%
3	Ginnie Mae I Pool	3.000%–10.500%	5/15/16–2/1/46	1,973,024	2,116,440	1.4%
3,[4]	Ginnie Mae II Pool	3.500%	1/1/46	1,369,430	1,427,631	1.0%
3,[4]	Ginnie Mae II Pool	2.500%–8.500%	4/20/18–1/1/46	5,728,199	6,054,180	4.1%
					30,521,639	20.6%
Nonconventional Mortgage-Backed Securities
[2,3,5] Fannie Mae Pool	1.591%–6.076%		11/1/32–12/1/43	274,491	285,182	0.1%
[2,3,5] Freddie Mac Non Gold Pool	1.735%–6.257%		4/1/33–11/1/43	79,283	83,210	0.1%
[3,5]	Ginnie Mae II Pool	1.625%–4.000%	6/20/29–1/20/44	90,318	93,141	0.1%
					461,533	0.3%
Total U.S. Government and Agency Obligations (Cost $93,209,666)					94,188,365	63.7%
[6]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,240,763) †					4,277,682	2.9%
Corporate Bonds
Finance
6	Banking †				8,812,464	6.0%
6	Brokerage †				355,836	0.2%
6	Finance Companies †				666,983	0.4%
	Insurance †				1,873,698	1.3%
	Other Finance †				20,079	0.0%
6	Real Estate Investment Trusts †				990,793	0.7%
					12,719,853	8.6%

16

Total Bond Market Index Fund

				Market	Percentage
				Value•	of Net
				($000)	Assets
Industrial
6	Basic Industry †			1,586,758	1.1%
6	Capital Goods †			2,063,305	1.4%
6	Communication †			3,900,461	2.6%
6	Consumer Cyclical †			3,013,928	2.1%
6	Consumer Noncyclical †			5,792,915	3.9%
6	Energy †			3,880,846	2.6%
	Other Industrial †			121,455	0.1%
6	Technology †			2,501,580	1.7%
6	Transportation †			900,705	0.6%
				23,761,953	16.1%
Utilities
6	Electric †			2,734,113	1.9%
	Natural Gas †			198,724	0.1%
	Other Utility †			41,533	0.0%
				2,974,370	2.0%
Total Corporate Bonds (Cost $39,565,690)				39,456,176	26.7%
[6]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $7,441,157) †				7,389,653	5.0%
Taxable Municipal Bonds (Cost $1,277,538) †				1,413,907	0.9%

		Coupon	Shares
Temporary Cash Investment
Money Market Fund
7	Vanguard Market Liquidity Fund
	(Cost $3,155,027)	0.363%	3,155,027,040	3,155,027	2.2%
Total Investments (Cost $148,889,841)				149,880,810	101.4%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				12,843
Receivables for Investment Securities Sold				1,923,983
Receivables for Accrued Income				991,185
Receivables for Capital Shares Issued				392,307
Other Assets				29,486
Total Other Assets				3,349,804	2.2%
Liabilities
Payables for Investment Securities Purchased				(4,860,815)
Payables for Capital Shares Redeemed				(348,417)
Payables for Distributions				(17,741)
Payables to Vanguard				(81,373)
Other Liabilities				(44,033)
Total Liabilities				(5,352,379)	(3.6%)
Net Assets				147,878,235	100.0%

17

Total Bond Market Index Fund

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	146,946,719
Overdistributed Net Investment Income	(5,948)
Accumulated Net Realized Losses	(53,505)
Unrealized Appreciation (Depreciation)	990,969
Net Assets	147,878,235

Investor Shares—Net Assets
Applicable to 604,691,313 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,434,097
Net Asset Value Per Share—Investor Shares	$10.64

ETF Shares—Net Assets
Applicable to 338,523,018 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	27,279,077
Net Asset Value Per Share—ETF Shares	$80.58

Admiral Shares—Net Assets
Applicable to 5,712,401,400 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	60,782,744
Net Asset Value Per Share—Admiral Shares	$10.64

Institutional Shares—Net Assets
Applicable to 2,734,367,656 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	29,095,002
Net Asset Value Per Share—Institutional Shares	$10.64

Institutional Plus Shares—Net Assets
Applicable to 2,282,514,553 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	24,287,315
Net Asset Value Per Share—Institutional Plus Shares	$10.64

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $3,919,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
December 31, 2015.
5 Adjustable-rate security.
6 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was $1,217,171,000, representing 0.8% of net assets.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Total Bond Market Index Fund

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Interest[1]	3,605,776
Total Income	3,605,776
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,645
Management and Administrative—Investor Shares	9,020
Management and Administrative—ETF Shares	11,103
Management and Administrative—Admiral Shares	25,451
Management and Administrative—Institutional Shares	10,283
Management and Administrative—Institutional Plus Shares	6,692
Marketing and Distribution—Investor Shares	1,585
Marketing and Distribution—ETF Shares	3,072
Marketing and Distribution—Admiral Shares	6,514
Marketing and Distribution—Institutional Shares	2,249
Marketing and Distribution—Institutional Plus Shares	1,462
Custodian Fees	1,469
Auditing Fees	50
Shareholders’ Reports—Investor Shares	86
Shareholders’ Reports—ETF Shares	587
Shareholders’ Reports—Admiral Shares	240
Shareholders’ Reports—Institutional Shares	202
Shareholders’ Reports—Institutional Plus Shares	117
Trustees’ Fees and Expenses	99
Total Expenses	83,926
Net Investment Income	3,521,850
Realized Net Gain (Loss)
Investment Securities Sold	328,808
Futures Contracts	58
Realized Net Gain (Loss)	328,866
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(3,394,903)
Net Increase (Decrease) in Net Assets Resulting from Operations	455,813
1 Interest income from an affiliated company of the fund was $10,752,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Total Bond Market Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,521,850	3,060,202
Realized Net Gain (Loss)	328,866	702,381
Change in Unrealized Appreciation (Depreciation)	(3,394,903)	2,997,245
Net Increase (Decrease) in Net Assets Resulting from Operations	455,813	6,759,828
Distributions
Net Investment Income
Investor Shares	(160,489)	(185,331)
ETF Shares	(654,327)	(539,800)
Admiral Shares	(1,433,427)	(1,067,164)
Signal Shares	—	(171,056)
Institutional Shares	(701,366)	(585,500)
Institutional Plus Shares	(578,189)	(511,351)
Realized Capital Gain[1]
Investor Shares	(6,430)	(18,976)
ETF Shares	(26,052)	(70,215)
Admiral Shares	(57,022)	(141,765)
Signal Shares	—	(936)
Institutional Shares	(27,582)	(70,829)
Institutional Plus Shares	(22,855)	(58,057)
Total Distributions	(3,667,739)	(3,420,980)
Capital Share Transactions
Investor Shares	(489,056)	(1,090,288)
ETF Shares	1,833,104	7,840,682
Admiral Shares	7,902,135	19,668,322
Signal Shares	—	(10,549,767)
Institutional Shares	2,623,890	6,264,465
Institutional Plus Shares	2,547,427	3,084,978
Net Increase (Decrease) from Capital Share Transactions	14,417,500	25,218,392
Total Increase (Decrease)	11,205,574	28,557,240
Net Assets
Beginning of Period	136,672,661	108,115,421
End of Period[2]	147,878,235	136,672,661

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $19,617,000 and $162,608,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($5,948,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Total Bond Market Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60
Investment Operations
Net Investment Income	. 253	. 264.256		.285	.337
Net Realized and Unrealized Gain (Loss)
on Investments	(.219)	.339	(.504)	.156	.451
Total from Investment Operations	.034	.603	(. 248)	.441	.788
Distributions
Dividends from Net Investment Income	(.254)	(.264)	(. 256)	(. 285)	(. 337)
Distributions from Realized Capital Gains	(. 010)	(. 029)	(. 026)	(. 066)	(. 051)
Total Distributions	(.264)	(. 293)	(. 282)	(. 351)	(. 388)
Net Asset Value, End of Period	$10.64	$10.87	$10.56	$11.09	$11.00

Total Return[1]	0.30%	5.76%	-2.26%	4.05%	7.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,434	$7,076	$7,939	$11,794	$12,584
Ratio of Total Expenses to Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.34%	2.44%	2.37%	2.55%	3.12%
Portfolio Turnover Rate[2]	84%[3]	72%[3]	73%[3]	80%[3]	73%[3]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 45%, 38%, 45%, 49%, and 34% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total Bond Market Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$82.33	$79.91	$83.92	$83.31	$80.21
Investment Operations
Net Investment Income	2.000	2.073	2.031	2.222	2.598
Net Realized and Unrealized Gain (Loss)
on Investments	(1.671)	2.641	(3.812)	1.111	3.487
Total from Investment Operations	.329	4.714	(1.781)	3.333	6.085
Distributions
Dividends from Net Investment Income	(2.001)	(2.073)	(2.031)	(2.222)	(2.598)
Distributions from Realized Capital Gains	(.078)	(. 221)	(.198)	(. 501)	(. 387)
Total Distributions	(2.079)	(2.294)	(2.229)	(2.723)	(2.985)
Net Asset Value, End of Period	$80.58	$82.33	$79.91	$83.92	$83.31

Total Return	0.39%	5.96%	-2.14%	4.04%	7.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,279	$26,041	$17,637	$17,968	$14,596
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.08%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.44%	2.57%	2.49%	2.65%	3.24%
Portfolio Turnover Rate[1]	84%[2]	72%[2]	73%[2]	80%[2]	73%[2]

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 45%, 38%, 45%, 49%, and 34% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total Bond Market Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60
Investment Operations
Net Investment Income	. 263	. 278.269		.296	.350
Net Realized and Unrealized Gain (Loss)
on Investments	(.219)	.339	(.504)	.156	.451
Total from Investment Operations	.044	.617	(. 235)	. 452	. 801
Distributions
Dividends from Net Investment Income	(.264)	(.278)	(. 269)	(. 296)	(. 350)
Distributions from Realized Capital Gains	(. 010)	(. 029)	(. 026)	(. 066)	(. 051)
Total Distributions	(.274)	(.307)	(. 295)	(. 362)	(. 401)
Net Asset Value, End of Period	$10.64	$10.87	$10.56	$11.09	$11.00

Total Return[1]	0.40%	5.89%	-2.15%	4.15%	7.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$60,783	$54,198	$33,450	$35,533	$31,366
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.08%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.44%	2.57%	2.49%	2.65%	3.24%
Portfolio Turnover Rate[2]	84%[3]	72%[3]	73%[3]	80%[3]	73%[3]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 45%, 38%, 45%, 49%, and 34% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total Bond Market Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60
Investment Operations
Net Investment Income	. 265	. 279.270		.299	.353
Net Realized and Unrealized Gain (Loss)
on Investments	(.219)	.339	(.504)	.156	.451
Total from Investment Operations	.046	.618	(. 234)	.455	.804
Distributions
Dividends from Net Investment Income	(.266)	(.279)	(. 270)	(. 299)	(. 353)
Distributions from Realized Capital Gains	(. 010)	(. 029)	(. 026)	(. 066)	(. 051)
Total Distributions	(.276)	(. 308)	(. 296)	(. 365)	(. 404)
Net Asset Value, End of Period	$10.64	$10.87	$10.56	$11.09	$11.00

Total Return	0.41%	5.91%	-2.14%	4.18%	7.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,095	$27,103	$20,206	$22,494	$22,812
Ratio of Total Expenses to Average Net Assets	0.05%	0.06%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.45%	2.58%	2.50%	2.68%	3.27%
Portfolio Turnover Rate[1]	84%[2]	72%[2]	73%[2]	80%[2]	73%[2]

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 45%, 38%, 45%, 49%, and 34% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Total Bond Market Index Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60
Investment Operations
Net Investment Income	. 266	. 280.272		.301	.355
Net Realized and Unrealized Gain (Loss)
on Investments	(.219)	.339	(.504)	.156	.451
Total from Investment Operations	.047	.619	(. 232)	. 457.806
Distributions
Dividends from Net Investment Income	(.267)	(.280)	(. 272)	(. 301)	(. 355)
Distributions from Realized Capital Gains	(. 010)	(. 029)	(. 026)	(. 066)	(. 051)
Total Distributions	(.277)	(. 309)	(. 298)	(.367)	(.406)
Net Asset Value, End of Period	$10.64	$10.87	$10.56	$11.09	$11.00

Total Return	0.42%	5.92%	-2.12%	4.20%	7.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,287	$22,254	$18,607	$16,294	$9,486
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	2.46%	2.59%	2.52%	2.70%	3.29%
Portfolio Turnover Rate[1]	84%[2]	72%[2]	73%[2]	80%[2]	73%[2]

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 45%, 38%, 45%, 49%, and 34% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers five classes of shares: Investor Shares, ETF Shares, Admiral Shares, Institutional Shares, and Institutional Plus Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. Prior to October 24, 2014, the fund offered Signal Shares. Effective at the close of business on October 24, 2014, the Signal Shares were converted to Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

26

Total Bond Market Index Fund

During the year ended December 31, 2015, the fund’s average investments in long and short futures contracts represented 0% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at December 31, 2015.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings,

27

Total Bond Market Index Fund

if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the fund had contributed to Vanguard capital in the amount of $12,843,000, representing 0.01% of the fund’s net assets and 5.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

28

Total Bond Market Index Fund

The following table summarizes the market value of the fund’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	94,188,362	3
Asset-Backed/Commercial Mortgage-Backed Securities	—	4,277,681	1
Corporate Bonds	—	39,456,176	—
Sovereign Bonds	—	7,389,653	—
Taxable Municipal Bonds	—	1,413,907	—
Temporary Cash Investments	3,155,027	—	—
Total	3,155,027	146,725,779	4

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

During the year ended December 31, 2015, the fund realized $246,261,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $22,016,000 from accumulated net realized losses to paid-in capital.

Capital gains required to be distributed in December 2015 included gains realized through October 31, 2015; subsequently the fund realized losses of $53,505,000, which are deferred and will be treated as realized for tax purposes in 2016.

At December 31, 2015, the cost of investment securities for tax purposes was $148,889,841,000. Net unrealized appreciation of investment securities for tax purposes was $990,969,000, consisting of unrealized gains of $2,509,812,000 on securities that had risen in value since their purchase and $1,518,843,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2015, the fund purchased $18,510,853,000 of investment securities and sold $12,037,627,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $120,192,563,000 and $112,247,354,000, respectively. Total purchases and sales include $5,190,370,000 and $4,043,472,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

29

Total Bond Market Index Fund

F. Capital share transactions for each class of shares were:

	Year Ended December 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,525,352	140,333	1,513,130	140,315
Issued in Lieu of Cash Distributions	160,388	14,818	196,630	18,201
Redeemed	(2,174,796)	(201,332)	(2,800,048)	(259,709)
Net Increase (Decrease)—Investor Shares	(489,056)	(46,181)	(1,090,288)	(101,193)
ETF Shares
Issued	6,868,533	83,300	14,064,655	171,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(5,035,429)	(61,100)	(6,223,973)	(76,200)
Net Increase (Decrease) —ETF Shares	1,833,104	22,200	7,840,682	95,600
Admiral Shares
Issued[1]	16,949,183	1,564,126	24,112,914	2,228,800
Issued in Lieu of Cash Distributions	1,345,060	124,352	1,104,379	102,113
Redeemed	(10,392,108)	(961,534)	(5,548,971)	(514,371)
Net Increase (Decrease) —Admiral Shares	7,902,135	726,944	19,668,322	1,816,542
Signal Shares
Issued	—	—	2,101,570	195,307
Issued in Lieu of Cash Distributions	—	—	144,029	13,381
Redeemed[1]	—	—	(12,795,366)	(1,182,143)
Net Increase (Decrease)—Signal Shares	—	—	(10,549,767)	(973,455)
Institutional Shares
Issued	8,909,456	822,954	10,389,753	961,193
Issued in Lieu of Cash Distributions	686,159	63,425	616,393	57,013
Redeemed	(6,971,725)	(645,028)	(4,741,681)	(439,384)
Net Increase (Decrease) —Institutional Shares	2,623,890	241,351	6,264,465	578,822
Institutional Plus Shares
Issued	5,012,396	463,375	5,556,783	514,144
Issued in Lieu of Cash Distributions	584,138	53,999	549,200	50,809
Redeemed	(3,049,107)	(281,932)	(3,021,005)	(280,632)
Net Increase (Decrease) —Institutional Plus Shares	2,547,427	235,442	3,084,978	284,321
1 Admiral Shares Issued and Signal Shares Redeemed include $7,788,349,000 from the conversion of Signal Shares to Admiral Shares during the 2014 fiscal year.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

30

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market Index Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total Bond Market Index Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2016

Special 2015 tax information (unaudited) for Vanguard Total Bond Market Index Fund

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $142,339,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 86.8% of income dividends are interest-related dividends.

31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

32

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Fund	6/30/2015	12/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,005.23	$0.71
ETF Shares	1,000.00	1,006.13	0.25
Admiral Shares	1,000.00	1,005.68	0.25
Institutional Shares	1,000.00	1,005.73	0.20
Institutional Plus Shares	1,000.00	1,005.78	0.15
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.50	$0.71
ETF Shares	1,000.00	1,024.95	0.26
Admiral Shares	1,000.00	1,024.95	0.26
Institutional Shares	1,000.00	1,025.00	0.20
Institutional Plus Shares	1,000.00	1,025.05	0.15

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for Investor Shares, 0.05% for ETF Shares, 0.05% for Admiral Shares, 0.04% for Institutional Shares, and 0.03% for
Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

33

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

34

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index
through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Intermediate Investment-Grade Debt Funds Average: Based on average returns for
Intermediate U.S. Government Funds through December 31, 2001, Intermediate Investment-Grade
Debt Funds through August 31, 2013, and Core Bond Funds thereafter.

35

Vanguard Total Bond Market Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the
Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connec-
tion with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Aggregate Float Adjusted Index, and Barclays
shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index.
Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q840 022016

Annual Report | December 31, 2015

Vanguard Total Bond Market II Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	9
Performance Summary.	11
Financial Statements.	13
About Your Fund’s Expenses.	151
Glossary.	153

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2015

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market II Index Fund
Investor Shares	2.36%	2.28%	-2.00%	0.28%
Institutional Shares	2.43	2.35	-2.00	0.35
Barclays U.S. Aggregate Float Adjusted Index				0.44
Core Bond Funds Average				-0.11

Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are designed for eligible institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2014, Through December 31, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Total Bond Market II Index Fund
Investor Shares	$10.84	$10.60	$0.248	$0.024
Institutional Shares	10.84	10.60	0.256	0.024

Chairman’s Letter

Dear Shareholder,

Toward the close of 2015, the Federal Reserve took the long-awaited step of raising its target for overnight interest rates, which had hovered near zero since the Great Recession. Its vote of confidence in the U.S. economy’s resiliency helped short-term bond yields finish higher than where they started for the fiscal year ended December 31, 2015. The upward movement of intermediate-and long-term yields, however, was more muted given the fragile state of global growth and the subdued outlook for inflation.

With yields rising, bond prices adjusted downward, as the two move in opposite directions. Vanguard Total Bond Market II Index Fund returned 0.28% for the fiscal year as the decline in the prices of its bond holdings offset much of the income they earned. (All returns and yields cited in this letter are for the fund’s Investor Shares.)

The fund’s result was not far off the 0.44% return of its expense-free benchmark, the Barclays U.S. Aggregate Float Adjusted Index, which consists primarily of U.S. Treasuries and agency bonds, government mortgage-backed securities, and investment-grade corporate bonds. The fund placed ahead of the average return of –0.11% for its peer group.

The fund’s 30-day SEC yield was 2.36% on December 31, up from 2.04% a year earlier.

A strong U.S. dollar depressed international bond returns

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.02% for the 12 months, reduced by the dollar’s strength against many foreign currencies. Without this currency effect, returns were modestly positive.

Although the Fed raised its interest rate target in mid-December to 0.25%–0.5%, returns for money market funds and savings accounts remained limited by the 0%–0.25% level that had previously been in place for seven years.

Despite troubles, U.S. stocks eked out a seventh year of gains

U.S. stocks returned 0.48% for the 12 months. Although the broad market recorded its worst performance since 2008, it still advanced for the seventh straight year when dividends are factored in.

Stocks rose modestly over the first half of the year but slid in August and September as concerns mounted that China’s economic slowdown would spread globally. Falling oil and commodity prices also affected economies and markets across the world, for better or worse. Central banks in Europe and Asia bolstered their stimulus efforts against weak growth and low inflation.

And the Fed’s move in December ended months of uncertainty over its plans.

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	0.55%	1.44%	3.25%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.30	3.16	5.35
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	0.92%	15.01%	12.44%
Russell 2000 Index (Small-caps)	-4.41	11.65	9.19
Russell 3000 Index (Broad U.S. market)	0.48	14.74	12.18
FTSE All-World ex US Index (International)	-4.72	2.04	1.48

CPI
Consumer Price Index	0.73%	1.00%	1.53%

International stocks returned about –5%, restrained by the U.S. dollar’s strength. Emerging markets fared the worst.

Rising bond yields dampened returns over the period

As the Fed wound down its third round of stimulative bond-buying toward the end of 2014, speculation turned to when it might begin to raise short-term rates. The economy’s rebound from an early 2015 slowdown and further improvements in employment were favorable developments. On the other hand, inflation remained worryingly low as oil prices continued to fall. Greece’s debt crisis and slowing economic activity in China and other emerging markets may also have contributed to the Fed’s holding off on a rate increase until December.

Yields ended the fiscal year higher than where they started. The yield of the 2-year U.S. Treasury note, for example, climbed 38 basis points to 1.07%. (A basis point is one-hundredth of a percentage point.) The 10-year Treasury note rose 11 basis points to 2.30%, and longer maturities rose more than that.

Although higher interest rates should benefit buy-and-hold bond investors over the long term, their rise over the 12 months pushed bond prices down, especially for longer-dated bonds, which are more sensitive to rate movements.

Treasuries—about 40% of your fund’s assets—returned close to 1% as a whole. By maturity, short- and intermediate-term

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Institutional	Peer Group
	Shares	Shares	Average
Total Bond Market II Index Fund	0.10%	0.05%	0.83%

The fund expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the fund’s expense ratios were 0.09% for Investor Shares and 0.02% for Institutional Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2014.

Peer group: Core Bond Funds Average.

Treasuries remained in the black; their long-term counterparts, whose prices depreciated more, returned roughly –1%.

Government mortgage-backed securities held up a little better. These high-quality investments benefited from continuing improvements in the housing market and the attractiveness of their yield premium compared with Treasuries of similar maturities.

Corporate bonds, however, dipped into negative territory as the income they earned did not fully offset their price declines. The difference, or “spread,” in their yields versus Treasuries widened, notably in the industrial sector among bonds issued by metals and mining companies and energy producers whose creditworthiness was hurt by falling commodity prices. The spread widened less for bonds issued by financial institutions, as regulatory changes have led to stronger balance sheets overall in that sector.

The fund outperformed its peer average by 39 basis points. While it can pay off for actively managed competitors to overweight credit sectors at the expense of Treasuries and mortgage-backed securities, that strategy probably didn’t in 2015. And with interest rates seesawing, tactical bets about duration would have been challenging to get right as well.

Although it’s important to keep an eye on how your investments are performing, it’s also good not to lose sight of why you

Total Returns
Inception Through December 31, 2015
Average
Annual Return
Total Bond Market II Index Fund Investor Shares (Returns since inception: 1/26/2009)	4.01%
Spliced Barclays U.S. Aggregate Float Adjusted Index	4.21
Spliced Core Bond Funds Average	5.15

For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

hold them. Bond returns may not be as strong going forward as we have become accustomed to in recent decades, but we believe they will continue to fulfill an important role as a diversifier for equities and other riskier assets you may have in your portfolio.

The fund has built a solid record of tracking its benchmark index

Every index fund aims to track the performance of its target index. That’s actually a taller order than you might think. The index incurs no expenses, so it has a leg up from the start. Bond funds also have the challenge of negotiating prices, as bonds generally aren’t traded on central exchanges the way stocks are.

Then there’s the size of the bond market—your fund’s benchmark includes more than 9,000 bonds. Owning all of them would be impractical, so your fund’s advisor has the challenge of putting together a portfolio with a smaller number of bonds that nevertheless produces benchmark-like returns.

Vanguard’s outlook for investors: Not bearish, but cautious

In Vanguard’s recently published global economic and investment outlook, Global Chief
Economist Joseph Davis and his team discuss various market and economic events 2016 may bring, along with challenges and opportunities for investors.

Our forecast includes “frustratingly fragile” economic growth and more modest long-term returns from the global stock and bond markets. The report cautions that for the decade ending
2025, returns for a balanced portfolio are likely to be moderately below historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.5% for the same portfolio since 1926.

Even so, Vanguard’s steadfast belief in its principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remains unchanged.

For more information about our expectations and the probability of various outcomes, see
Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model® (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from
10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2015.
Results from the model may vary with each use and over time. For more information, please see page 7.

The indexing skills of the fund’s advisor as well as its low expense ratio helped the fund post an average annual return of 4.01% over the roughly seven years since its inception, a result not far behind the 4.21% return of its benchmark. Its peer average over the period was 5.15%.

To reach your long-term goals, be realistic and try to save more

Although there have been times when it felt as if stocks and bonds were riding a roller coaster, the markets have generally risen in recent years. The broad global stock market in particular has posted some impressive gains since its turnaround began in 2009.

But 2015 served as a reminder that markets aren’t always favorable. The U.S. stock and bond markets were basically flat, and international stocks and unhedged bonds finished in the red.

In Vanguard’s recently updated long-term look at the economy and markets, our global economists explain why they expect economic growth to remain “frustratingly fragile,” and why their outlook for stock and bond markets is the most guarded since 2006. (For more details, see the box on page 6 and Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Given these muted expectations, what’s the best course of action? I’ve often encouraged shareholders to focus on the things they can control. That advice holds true today.

Consider saving more than you think you may need. That’s one way you can prepare for the volatility that may lie ahead, particularly as markets adjust to changes in policies from the Fed and other central banks.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the VCMM is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

And, as always, investors would be well-served to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

As with saving, each of these principles is within your control, and focusing on them can keep you on the right path.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 21, 2016

Total Bond Market II Index Fund

Fund Profile
As of December 31, 2015

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VTBIX	VTBNX
Expense Ratio[1]	0.10%	0.05%
30-Day SEC Yield	2.36%	2.43%

Financial Attributes

		Barclays
		Aggregate
		Float Adj
	Fund	Index
Number of Bonds	7,183	9,681
Yield to Maturity
(before expenses)	2.5%	2.6%
Average Coupon	3.1%	3.1%
Average Duration	5.8 years	5.8 years
Average Effective
Maturity	8.0 years	7.9 years
Short-Term
Reserves	0.6%	—

Sector Diversification (% of portfolio)
Asset-Backed	0.6%
Commercial Mortgage-Backed	2.0
Finance	8.4
Foreign	5.9
Government Mortgage-Backed	20.7
Industrial	16.2
Treasury/Agency	44.0
Utilities	2.0
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Aggregate
Float Adj
Index
R-Squared	0.99
Beta	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.6%
1 - 3 Years	23.6
3 - 5 Years	22.1
5 - 10 Years	37.7
10 - 20 Years	3.8
20 - 30 Years	11.7
Over 30 Years	0.5

Distribution by Credit Quality (% of portfolio)
U.S. Government	64.7%
Aaa	5.4
Aa	4.0
A	11.6
Baa	14.3

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the expense ratios were 0.09% for Investor Shares and 0.02% for Institutional Shares.

Total Bond Market II Index Fund

Investment Focus

Total Bond Market II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2009, Through December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2015

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(1/26/2009)	Investment
	Total Bond Market II Index Fund
	Investor Shares	0.28%	3.03%	4.01%	$13,128
	Spliced Barclays U.S. Aggregate Float
••••••••
	Adjusted Index	0.44	3.25	4.21	13,305

– – – –	Spliced Core Bond Funds Average	-0.11	3.20	5.15	14,160

For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(2/17/2009)	Investment
Total Bond Market II Index Fund Institutional
Shares	0.35%	3.10%	4.02%	$6,555,801
Spliced Barclays U.S. Aggregate Float
Adjusted Index	0.44	3.25	4.18	6,622,141
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Total Bond Market II Index Fund

Fiscal-Year Total Returns (%): January 26, 2009, Through December 31, 2015
				Spliced
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	3.68%	2.60%	6.28%	6.39%
2010	3.42	3.00	6.42	6.58
2011	3.11	4.48	7.59	7.92
2012	2.36	1.55	3.91	4.32
2013	2.00	-4.26	-2.26	-1.97
2014	2.35	3.58	5.93	5.85
2015	2.28	-2.00	0.28	0.44
For a benchmark description, see the Glossary.

Total Bond Market II Index Fund

Financial Statements

Statement of Net Assets
As of December 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (64.4%)
U.S. Government Securities (40.6%)
United States Treasury Note/Bond	4.625%	2/15/17	3,425	3,566
United States Treasury Note/Bond	3.000%	2/28/17	27,053	27,713
United States Treasury Note/Bond	0.750%	3/15/17	350,000	349,507
United States Treasury Note/Bond	3.250%	3/31/17	145,650	149,837
United States Treasury Note/Bond	0.875%	4/15/17	222,650	222,614
United States Treasury Note/Bond	0.500%	4/30/17	73,910	73,529
United States Treasury Note/Bond	0.875%	4/30/17	565,075	564,809
United States Treasury Note/Bond	3.125%	4/30/17	75,250	77,425
United States Treasury Note/Bond	0.875%	5/15/17	380,790	380,611
United States Treasury Note/Bond	4.500%	5/15/17	146,125	153,157
United States Treasury Note/Bond	8.750%	5/15/17	56,644	62,636
United States Treasury Note/Bond	0.625%	5/31/17	218,914	217,955
United States Treasury Note/Bond	2.750%	5/31/17	163,671	167,840
United States Treasury Note/Bond	0.875%	6/15/17	309,375	309,084
United States Treasury Note/Bond	0.625%	6/30/17	200,000	199,000
United States Treasury Note/Bond	0.750%	6/30/17	189,000	188,410
United States Treasury Note/Bond	2.500%	6/30/17	76,625	78,349
United States Treasury Note/Bond	0.875%	7/15/17	174,113	173,841
United States Treasury Note/Bond	0.500%	7/31/17	330,560	328,081
United States Treasury Note/Bond	0.625%	7/31/17	328,215	326,420
United States Treasury Note/Bond	2.375%	7/31/17	207,707	212,121
United States Treasury Note/Bond	0.875%	8/15/17	154,395	154,057
United States Treasury Note/Bond	4.750%	8/15/17	45,000	47,714
United States Treasury Note/Bond	8.875%	8/15/17	56,325	63,480
United States Treasury Note/Bond	0.625%	8/31/17	1,030,294	1,023,690
United States Treasury Note/Bond	1.875%	8/31/17	101,700	103,115
United States Treasury Note/Bond	1.000%	9/15/17	313,500	313,353
United States Treasury Note/Bond	0.625%	9/30/17	720,040	715,086
United States Treasury Note/Bond	1.875%	9/30/17	257,200	260,857
United States Treasury Note/Bond	0.875%	10/15/17	399,214	398,028
United States Treasury Note/Bond	0.750%	10/31/17	30,000	29,841
United States Treasury Note/Bond	1.875%	10/31/17	118,838	120,584
United States Treasury Note/Bond	0.875%	11/15/17	170,573	170,014
United States Treasury Note/Bond	4.250%	11/15/17	18,865	19,976
United States Treasury Note/Bond	0.625%	11/30/17	187,325	185,804
United States Treasury Note/Bond	0.875%	11/30/17	511,756	510,318
United States Treasury Note/Bond	2.250%	11/30/17	135,000	137,996
United States Treasury Note/Bond	1.000%	12/15/17	300,072	299,697

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.750%	12/31/17	55,000	54,639
United States Treasury Note/Bond	1.000%	12/31/17	130,000	129,858
United States Treasury Note/Bond	2.750%	12/31/17	30,000	30,970
United States Treasury Note/Bond	0.875%	1/15/18	122,675	122,119
United States Treasury Note/Bond	0.875%	1/31/18	113,495	112,946
United States Treasury Note/Bond	2.625%	1/31/18	24,804	25,575
United States Treasury Note/Bond	3.500%	2/15/18	51,055	53,608
United States Treasury Note/Bond	0.750%	2/28/18	68,295	67,719
United States Treasury Note/Bond	2.750%	2/28/18	10,000	10,345
United States Treasury Note/Bond	1.000%	3/15/18	52,674	52,501
United States Treasury Note/Bond	0.750%	3/31/18	30,680	30,412
United States Treasury Note/Bond	2.875%	3/31/18	1,092	1,134
United States Treasury Note/Bond	0.750%	4/15/18	45,000	44,564
United States Treasury Note/Bond	0.625%	4/30/18	6,399	6,317
United States Treasury Note/Bond	9.125%	5/15/18	11,300	13,412
United States Treasury Note/Bond	1.000%	5/31/18	100,000	99,500
United States Treasury Note/Bond	2.375%	5/31/18	28,300	29,100
United States Treasury Note/Bond	1.375%	6/30/18	72,400	72,706
United States Treasury Note/Bond	1.375%	7/31/18	58,258	58,486
United States Treasury Note/Bond	2.250%	7/31/18	6,984	7,167
United States Treasury Note/Bond	1.000%	8/15/18	191,275	190,110
United States Treasury Note/Bond	1.500%	8/31/18	44,250	44,547
United States Treasury Note/Bond	1.000%	9/15/18	230,000	228,418
United States Treasury Note/Bond	1.375%	9/30/18	267,125	268,001
United States Treasury Note/Bond	0.875%	10/15/18	152,745	151,074
United States Treasury Note/Bond	1.250%	10/31/18	167,476	167,240
United States Treasury Note/Bond	1.750%	10/31/18	126,804	128,449
United States Treasury Note/Bond	1.250%	11/15/18	22,187	22,152
United States Treasury Note/Bond	3.750%	11/15/18	93,917	100,462
United States Treasury Note/Bond	1.250%	11/30/18	552,075	551,125
United States Treasury Note/Bond	1.375%	11/30/18	52,530	52,653
United States Treasury Note/Bond	1.250%	12/15/18	325,000	324,340
United States Treasury Note/Bond	1.375%	12/31/18	155,925	156,047
United States Treasury Note/Bond	1.500%	12/31/18	241,225	242,356
United States Treasury Note/Bond	1.250%	1/31/19	110,775	110,429
United States Treasury Note/Bond	1.500%	1/31/19	85,750	86,058
United States Treasury Note/Bond	2.750%	2/15/19	135,365	141,054
United States Treasury Note/Bond	1.375%	2/28/19	165,325	165,222
United States Treasury Note/Bond	1.500%	2/28/19	407,155	408,425
United States Treasury Note/Bond	1.500%	3/31/19	14,900	14,944
United States Treasury Note/Bond	1.625%	3/31/19	210,530	211,911
United States Treasury Note/Bond	1.250%	4/30/19	650	646
United States Treasury Note/Bond	1.625%	4/30/19	204,000	205,212
United States Treasury Note/Bond	3.125%	5/15/19	58,125	61,331
United States Treasury Note/Bond	1.125%	5/31/19	86,175	85,206
United States Treasury Note/Bond	1.500%	5/31/19	294,000	294,276
United States Treasury Note/Bond	1.000%	6/30/19	37,103	36,489
United States Treasury Note/Bond	1.625%	6/30/19	413,000	414,871
United States Treasury Note/Bond	0.875%	7/31/19	269,261	263,203
United States Treasury Note/Bond	1.625%	7/31/19	436,000	437,565
United States Treasury Note/Bond	3.625%	8/15/19	271,150	291,104
United States Treasury Note/Bond	8.125%	8/15/19	1,215	1,498
United States Treasury Note/Bond	1.000%	8/31/19	246,000	241,156
United States Treasury Note/Bond	1.625%	8/31/19	294,348	295,222
United States Treasury Note/Bond	1.000%	9/30/19	15,253	14,931
United States Treasury Note/Bond	1.750%	9/30/19	349,761	352,167

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.500%	10/31/19	406,250	404,982
United States Treasury Note/Bond	1.000%	11/30/19	10,000	9,775
United States Treasury Note/Bond	1.500%	11/30/19	482,000	480,192
United States Treasury Note/Bond	1.125%	12/31/19	47,315	46,420
United States Treasury Note/Bond	1.625%	12/31/19	262,284	262,284
United States Treasury Note/Bond	1.250%	1/31/20	148,244	145,974
United States Treasury Note/Bond	1.375%	1/31/20	90,400	89,454
United States Treasury Note/Bond	8.500%	2/15/20	5,018	6,390
United States Treasury Note/Bond	1.375%	2/29/20	55,000	54,372
United States Treasury Note/Bond	1.375%	3/31/20	62,255	61,496
United States Treasury Note/Bond	1.125%	4/30/20	132,750	129,722
United States Treasury Note/Bond	1.375%	4/30/20	60,000	59,222
United States Treasury Note/Bond	3.500%	5/15/20	134,995	145,141
United States Treasury Note/Bond	1.375%	5/31/20	110,615	109,024
United States Treasury Note/Bond	1.500%	5/31/20	255,000	252,889
United States Treasury Note/Bond	1.625%	6/30/20	105,945	105,515
United States Treasury Note/Bond	1.875%	6/30/20	126,470	127,359
United States Treasury Note/Bond	1.625%	7/31/20	130,995	130,381
United States Treasury Note/Bond	2.625%	8/15/20	233,220	242,257
United States Treasury Note/Bond	8.750%	8/15/20	21,755	28,492
United States Treasury Note/Bond	1.375%	8/31/20	263,499	259,299
United States Treasury Note/Bond	2.125%	8/31/20	195,683	198,832
United States Treasury Note/Bond	1.375%	9/30/20	164,315	161,490
United States Treasury Note/Bond	2.000%	9/30/20	14,642	14,802
United States Treasury Note/Bond	1.375%	10/31/20	253,343	248,909
United States Treasury Note/Bond	1.750%	10/31/20	277,557	277,124
United States Treasury Note/Bond	2.625%	11/15/20	290,500	301,847
United States Treasury Note/Bond	1.625%	11/30/20	166,109	165,149
United States Treasury Note/Bond	2.000%	11/30/20	260,475	263,121
United States Treasury Note/Bond	1.750%	12/31/20	470,235	469,943
United States Treasury Note/Bond	2.375%	12/31/20	134,345	138,123
United States Treasury Note/Bond	2.125%	1/31/21	219,525	222,750
United States Treasury Note/Bond	3.625%	2/15/21	85,000	92,398
United States Treasury Note/Bond	7.875%	2/15/21	22,550	29,188
United States Treasury Note/Bond	2.000%	2/28/21	233,050	234,942
United States Treasury Note/Bond	2.250%	3/31/21	291,923	297,851
United States Treasury Note/Bond	2.250%	4/30/21	179,880	183,422
United States Treasury Note/Bond	3.125%	5/15/21	53,845	57,269
United States Treasury Note/Bond	2.000%	5/31/21	165,475	166,587
United States Treasury Note/Bond	2.125%	6/30/21	308,285	312,139
United States Treasury Note/Bond	2.250%	7/31/21	169,750	172,933
United States Treasury Note/Bond	2.125%	8/15/21	276,860	280,105
United States Treasury Note/Bond	8.125%	8/15/21	34,550	46,000
United States Treasury Note/Bond	2.000%	8/31/21	241,380	242,399
United States Treasury Note/Bond	2.125%	9/30/21	140,000	141,443
United States Treasury Note/Bond	2.000%	10/31/21	220,795	221,382
United States Treasury Note/Bond	2.000%	11/15/21	231,291	231,906
United States Treasury Note/Bond	8.000%	11/15/21	9,450	12,620
United States Treasury Note/Bond	1.875%	11/30/21	154,589	153,912
United States Treasury Note/Bond	2.125%	12/31/21	213,300	215,166
United States Treasury Note/Bond	1.500%	1/31/22	209,775	203,908
United States Treasury Note/Bond	2.000%	2/15/22	83,537	83,681
United States Treasury Note/Bond	1.750%	2/28/22	160,777	158,465
United States Treasury Note/Bond	1.750%	3/31/22	22,512	22,157
United States Treasury Note/Bond	1.750%	4/30/22	17,100	16,825
United States Treasury Note/Bond	1.750%	5/15/22	10,000	9,834

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.875%	5/31/22	144,700	143,276
United States Treasury Note/Bond	2.125%	6/30/22	35,735	35,908
United States Treasury Note/Bond	2.000%	7/31/22	92,180	91,935
United States Treasury Note/Bond	1.625%	8/15/22	90,000	87,652
United States Treasury Note/Bond	7.250%	8/15/22	75	99
United States Treasury Note/Bond	1.875%	8/31/22	159,710	157,838
United States Treasury Note/Bond	1.750%	9/30/22	436,253	427,458
United States Treasury Note/Bond	1.875%	10/31/22	259,855	256,485
United States Treasury Note/Bond	1.625%	11/15/22	93,976	91,274
United States Treasury Note/Bond	7.625%	11/15/22	150	204
United States Treasury Note/Bond	2.000%	11/30/22	190,800	189,697
United States Treasury Note/Bond	2.125%	12/31/22	331,300	331,817
United States Treasury Note/Bond	2.000%	2/15/23	129,625	128,836
United States Treasury Note/Bond	7.125%	2/15/23	15,675	20,929
United States Treasury Note/Bond	1.750%	5/15/23	282,500	275,130
United States Treasury Note/Bond	2.500%	8/15/23	343,810	352,673
United States Treasury Note/Bond	6.250%	8/15/23	31,045	40,067
United States Treasury Note/Bond	2.750%	11/15/23	273,215	285,083
United States Treasury Note/Bond	2.750%	2/15/24	284,774	296,521
United States Treasury Note/Bond	2.500%	5/15/24	535,793	547,264
United States Treasury Note/Bond	2.375%	8/15/24	412,320	416,443
United States Treasury Note/Bond	2.250%	11/15/24	239,872	239,685
United States Treasury Note/Bond	7.500%	11/15/24	16,650	23,726
United States Treasury Note/Bond	2.000%	2/15/25	102,709	100,350
United States Treasury Note/Bond	2.125%	5/15/25	525,546	518,404
United States Treasury Note/Bond	2.000%	8/15/25	398,808	388,714
United States Treasury Note/Bond	6.875%	8/15/25	4,072	5,699
United States Treasury Note/Bond	2.250%	11/15/25	585,620	584,062
United States Treasury Note/Bond	6.000%	2/15/26	1,750	2,335
United States Treasury Note/Bond	6.750%	8/15/26	8,800	12,460
United States Treasury Note/Bond	6.500%	11/15/26	58,215	81,392
United States Treasury Note/Bond	6.625%	2/15/27	39,650	56,179
United States Treasury Note/Bond	6.375%	8/15/27	6,850	9,615
United States Treasury Note/Bond	6.125%	11/15/27	26,808	37,079
United States Treasury Note/Bond	5.500%	8/15/28	30,775	40,912
United States Treasury Note/Bond	5.250%	11/15/28	47,342	61,796
United States Treasury Note/Bond	5.250%	2/15/29	89,279	116,844
United States Treasury Note/Bond	6.125%	8/15/29	16,930	24,004
United States Treasury Note/Bond	6.250%	5/15/30	21,435	31,047
United States Treasury Note/Bond	5.375%	2/15/31	215,875	292,409
United States Treasury Note/Bond	4.500%	2/15/36	119,300	152,667
United States Treasury Note/Bond	4.750%	2/15/37	23,000	30,443
United States Treasury Note/Bond	5.000%	5/15/37	33,327	45,611
United States Treasury Note/Bond	4.375%	2/15/38	76,450	96,327
United States Treasury Note/Bond	4.500%	5/15/38	41,079	52,665
United States Treasury Note/Bond	3.500%	2/15/39	101,394	111,978
United States Treasury Note/Bond	4.250%	5/15/39	93,367	115,177
United States Treasury Note/Bond	4.500%	8/15/39	64,306	82,181
United States Treasury Note/Bond	4.375%	11/15/39	82,905	104,110
United States Treasury Note/Bond	4.625%	2/15/40	105,305	136,962
United States Treasury Note/Bond	4.375%	5/15/40	118,820	149,323
United States Treasury Note/Bond	3.875%	8/15/40	28,050	32,744
United States Treasury Note/Bond	4.250%	11/15/40	96,577	119,243
1 United States Treasury Note/Bond	4.750%	2/15/41	77,092	102,364
United States Treasury Note/Bond	3.125%	11/15/41	1,230	1,269
United States Treasury Note/Bond	3.125%	2/15/42	25,742	26,546

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.750%	8/15/42	485,438	463,365
United States Treasury Note/Bond	2.750%	11/15/42	601,354	572,693
United States Treasury Note/Bond	3.125%	2/15/43	81,409	83,329
United States Treasury Note/Bond	2.875%	5/15/43	132,200	128,730
United States Treasury Note/Bond	3.625%	8/15/43	304,652	342,733
United States Treasury Note/Bond	3.750%	11/15/43	111,706	128,531
United States Treasury Note/Bond	3.625%	2/15/44	155,994	175,225
United States Treasury Note/Bond	3.375%	5/15/44	141,990	152,174
United States Treasury Note/Bond	3.125%	8/15/44	198,400	202,490
United States Treasury Note/Bond	3.000%	11/15/44	232,831	231,630
United States Treasury Note/Bond	2.500%	2/15/45	205,882	184,425
United States Treasury Note/Bond	3.000%	5/15/45	263,154	261,509
United States Treasury Note/Bond	2.875%	8/15/45	262,813	254,847
United States Treasury Note/Bond	3.000%	11/15/45	266,800	265,591
				37,412,532
Agency Bonds and Notes (3.0%)
2 AID-Israel	5.500%	9/18/23	6,375	7,682
2 AID-Israel	5.500%	12/4/23	6,502	7,842
2 AID-Israel	5.500%	4/26/24	5,075	6,151
2 AID-Jordan	1.945%	6/23/19	5,200	5,239
2 AID-Jordan	2.503%	10/30/20	6,375	6,518
2 AID-Jordan	2.578%	6/30/22	2,680	2,713
2 AID-Tunisia	2.452%	7/24/21	2,300	2,317
2 AID-Ukraine	1.844%	5/16/19	3,200	3,228
2 AID-Ukraine	1.847%	5/29/20	5,700	5,676
3 Federal Farm Credit Banks	4.875%	1/17/17	7,100	7,394
3 Federal Farm Credit Banks	1.125%	9/22/17	4,425	4,427
3 Federal Farm Credit Banks	1.000%	9/25/17	3,975	3,968
3 Federal Farm Credit Banks	1.125%	12/18/17	12,000	11,997
3 Federal Farm Credit Banks	1.110%	2/20/18	3,800	3,793
3 Federal Farm Credit Banks	1.100%	6/1/18	2,000	1,992
3 Federal Farm Credit Banks	5.150%	11/15/19	5,325	6,022
3 Federal Farm Credit Banks	3.500%	12/20/23	5,000	5,385
3 Federal Home Loan Banks	0.875%	3/10/17	2,675	2,674
3 Federal Home Loan Banks	4.875%	5/17/17	10,500	11,050
3 Federal Home Loan Banks	0.875%	5/24/17	54,000	53,895
3 Federal Home Loan Banks	0.625%	5/30/17	20,425	20,314
3 Federal Home Loan Banks	1.000%	6/21/17	7,450	7,446
3 Federal Home Loan Banks	0.750%	8/28/17	43,000	42,772
3 Federal Home Loan Banks	4.875%	9/8/17	665	707
3 Federal Home Loan Banks	0.625%	10/26/17	45,000	44,621
3 Federal Home Loan Banks	5.000%	11/17/17	30,695	32,883
3 Federal Home Loan Banks	1.000%	12/19/17	30,000	29,921
3 Federal Home Loan Banks	1.375%	3/9/18	20,000	20,073
3 Federal Home Loan Banks	1.125%	4/25/18	30,000	29,918
3 Federal Home Loan Banks	2.750%	6/8/18	13,550	14,026
3 Federal Home Loan Banks	5.375%	8/15/18	5,250	5,795
3 Federal Home Loan Banks	5.125%	8/15/19	4,095	4,601
3 Federal Home Loan Banks	1.875%	3/13/20	3,425	3,449
3 Federal Home Loan Banks	4.125%	3/13/20	11,555	12,682
3 Federal Home Loan Banks	3.375%	6/12/20	15,200	16,228
3 Federal Home Loan Banks	5.250%	12/11/20	5,000	5,795
3 Federal Home Loan Banks	2.250%	6/11/21	30,000	30,352
3 Federal Home Loan Banks	5.625%	6/11/21	16,950	20,080
3 Federal Home Loan Banks	2.125%	3/10/23	38,600	38,178
3 Federal Home Loan Banks	5.375%	8/15/24	1,585	1,933

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 Federal Home Loan Banks	5.500%	7/15/36	14,475	18,882
4 Federal Home Loan Mortgage Corp.	0.500%	1/27/17	75,000	74,718
4 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	19,175	20,054
4 Federal Home Loan Mortgage Corp.	0.875%	2/22/17	50,000	50,005
4 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	18,000	18,026
4 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	5,000	5,257
4 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	72,500	72,728
4 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	67,694	67,649
4 Federal Home Loan Mortgage Corp.	0.750%	7/14/17	18,000	17,917
4 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	36,179	36,148
4 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	11,550	12,376
4 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	98,125	97,946
4 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	5,950	6,388
4 Federal Home Loan Mortgage Corp.	1.000%	12/15/17	75,000	74,804
4 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	13,375	13,264
4 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	20,900	20,752
4 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	8,805	9,564
4 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	16,500	17,666
4 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	35,175	35,430
4 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	43,100	42,592
4 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	43,700	43,083
4 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	16,700	16,459
4 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	56,650	57,460
4 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,150	1,633
4 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	23,400	33,535
4 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	23,382	32,434
4 Federal National Mortgage Assn.	1.250%	1/30/17	21,100	21,189
4 Federal National Mortgage Assn.	5.000%	2/13/17	50,225	52,510
4 Federal National Mortgage Assn.	0.750%	4/20/17	31,925	31,828
4 Federal National Mortgage Assn.	1.125%	4/27/17	56,300	56,395
4 Federal National Mortgage Assn.	5.000%	5/11/17	11,275	11,878
4 Federal National Mortgage Assn.	5.375%	6/12/17	2,800	2,973
4 Federal National Mortgage Assn.	0.875%	8/28/17	35,075	34,960
4 Federal National Mortgage Assn.	1.000%	9/27/17	20,100	20,064
4 Federal National Mortgage Assn.	0.875%	10/26/17	71,575	71,254
4 Federal National Mortgage Assn.	0.875%	12/20/17	71,025	70,667
4 Federal National Mortgage Assn.	0.875%	2/8/18	64,425	64,012
4 Federal National Mortgage Assn.	0.875%	5/21/18	47,380	46,936
4 Federal National Mortgage Assn.	1.125%	7/20/18	20,000	19,922
4 Federal National Mortgage Assn.	1.875%	9/18/18	42,975	43,583
4 Federal National Mortgage Assn.	1.125%	10/19/18	12,000	11,926
4 Federal National Mortgage Assn.	1.625%	11/27/18	41,640	41,940
4 Federal National Mortgage Assn.	1.125%	12/14/18	50,000	49,604
4 Federal National Mortgage Assn.	1.875%	2/19/19	43,000	43,556
4 Federal National Mortgage Assn.	1.750%	6/20/19	76,000	76,560
4 Federal National Mortgage Assn.	1.750%	9/12/19	67,575	67,887
4 Federal National Mortgage Assn.	0.000%	10/9/19	6,640	6,146
4 Federal National Mortgage Assn.	1.750%	11/26/19	16,500	16,568
4 Federal National Mortgage Assn.	1.625%	1/21/20	22,000	21,941
4 Federal National Mortgage Assn.	1.500%	6/22/20	17,000	16,787
4 Federal National Mortgage Assn.	1.500%	11/30/20	26,000	25,559
4 Federal National Mortgage Assn.	1.875%	12/28/20	40,000	40,022
4 Federal National Mortgage Assn.	2.625%	9/6/24	20,000	20,209
4 Federal National Mortgage Assn.	6.250%	5/15/29	5,550	7,546
4 Federal National Mortgage Assn.	7.125%	1/15/30	7,120	10,422
4 Federal National Mortgage Assn.	7.250%	5/15/30	28,925	42,882

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Federal National Mortgage Assn.	6.625%	11/15/30	21,295	30,211
4	Federal National Mortgage Assn.	5.625%	7/15/37	2,721	3,623
3	Financing Corp.	9.800%	4/6/18	850	1,009
3	Financing Corp.	10.350%	8/3/18	100	123
3	Financing Corp.	9.650%	11/2/18	2,375	2,909
3	Financing Corp.	9.700%	4/5/19	425	532
	Private Export Funding Corp.	1.375%	2/15/17	1,000	1,002
	Private Export Funding Corp.	2.250%	12/15/17	1,775	1,805
	Private Export Funding Corp.	1.875%	7/15/18	2,200	2,211
	Private Export Funding Corp.	4.375%	3/15/19	6,867	7,414
	Private Export Funding Corp.	1.450%	8/15/19	7,575	7,432
	Private Export Funding Corp.	2.250%	3/15/20	6,900	6,954
	Private Export Funding Corp.	2.300%	9/15/20	1,500	1,511
	Private Export Funding Corp.	4.300%	12/15/21	7,760	8,567
	Private Export Funding Corp.	2.800%	5/15/22	1,125	1,143
	Private Export Funding Corp.	2.050%	11/15/22	15,350	14,823
	Private Export Funding Corp.	3.550%	1/15/24	16,350	17,334
	Private Export Funding Corp.	2.450%	7/15/24	4,750	4,625
	Private Export Funding Corp.	3.250%	6/15/25	1,500	1,542
	Resolution Funding Corp.	8.125%	10/15/19	100	123
	Resolution Funding Corp.	8.875%	7/15/20	100	130
3	Tennessee Valley Authority	5.500%	7/18/17	6,400	6,827
3	Tennessee Valley Authority	4.500%	4/1/18	6,425	6,881
3	Tennessee Valley Authority	1.750%	10/15/18	9,500	9,588
3	Tennessee Valley Authority	3.875%	2/15/21	5,170	5,638
3	Tennessee Valley Authority	1.875%	8/15/22	3,750	3,652
3	Tennessee Valley Authority	2.875%	9/15/24	11,831	11,844
3	Tennessee Valley Authority	6.750%	11/1/25	17,756	23,402
3	Tennessee Valley Authority	7.125%	5/1/30	8,975	12,817
3	Tennessee Valley Authority	4.650%	6/15/35	3,425	3,836
3	Tennessee Valley Authority	5.880%	4/1/36	4,265	5,444
3	Tennessee Valley Authority	5.500%	6/15/38	850	1,047
3	Tennessee Valley Authority	5.250%	9/15/39	3,150	3,813
3	Tennessee Valley Authority	3.500%	12/15/42	5,500	5,038
3	Tennessee Valley Authority	4.875%	1/15/48	14,075	15,731
3	Tennessee Valley Authority	5.375%	4/1/56	2,770	3,293
3	Tennessee Valley Authority	4.625%	9/15/60	3,365	3,524
3	Tennessee Valley Authority	4.250%	9/15/65	5,500	5,309
					2,728,940
Conventional Mortgage-Backed Securities (20.5%)
[4],5	Fannie Mae Pool	2.000%	8/1/28–10/1/28	50,245	49,442
[4],5,6 Fannie Mae Pool		2.500%	1/1/27–2/1/43	499,054	503,432
[4],5,6 Fannie Mae Pool		3.000%	11/1/20–1/1/46	1,516,809	1,539,938
[4],5,6 Fannie Mae Pool		3.500%	3/1/21–1/1/46	2,072,534	2,148,575
[4],5,6 Fannie Mae Pool		4.000%	6/1/18–1/1/46	1,471,913	1,562,121
[4],5,6 Fannie Mae Pool		4.500%	2/1/18–1/1/46	803,510	868,550
[4],5	Fannie Mae Pool	5.000%	3/1/17–1/1/44	451,822	496,783
[4],5	Fannie Mae Pool	5.500%	11/1/16–1/1/46	363,432	405,292
[4],5	Fannie Mae Pool	6.000%	4/1/16–5/1/41	243,545	275,922
[4],5	Fannie Mae Pool	6.500%	4/1/16–5/1/40	72,256	83,682
[4],5	Fannie Mae Pool	7.000%	11/1/18–12/1/38	21,300	24,608
[4],5	Fannie Mae Pool	7.500%	7/1/30–12/1/32	204	236
[4],5	Fannie Mae Pool	8.000%	12/1/29	26	30
[4],5	Freddie Mac Gold Pool	2.000%	7/1/28–1/1/29	39,070	38,436
[4],5	Freddie Mac Gold Pool	2.500%	4/1/27–3/1/43	398,945	402,469
[4],5,6 Freddie Mac Gold Pool		3.000%	10/1/26–1/1/46	945,122	958,318

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4],5,6 Freddie Mac Gold Pool		3.500%	12/1/20–1/1/46	1,252,473	1,295,244
[4],5,6 Freddie Mac Gold Pool		4.000%	3/1/18–1/1/46	950,490	1,006,393
[4],5,6 Freddie Mac Gold Pool		4.500%	12/1/17–1/1/46	482,796	520,031
[4],5,6 Freddie Mac Gold Pool		5.000%	4/1/17–1/1/46	284,397	310,255
[4],5	Freddie Mac Gold Pool	5.500%	3/1/16–6/1/41	221,397	245,416
[4],5	Freddie Mac Gold Pool	6.000%	2/1/16–5/1/40	129,348	145,963
[4],5	Freddie Mac Gold Pool	6.500%	1/1/16–9/1/39	32,461	37,645
[4],5	Freddie Mac Gold Pool	7.000%	4/1/16–12/1/38	11,938	13,900
[4],5	Freddie Mac Gold Pool	7.500%	4/1/27–2/1/32	117	139
[4],5	Freddie Mac Gold Pool	8.000%	1/1/27–11/1/31	167	196
[4],5	Freddie Mac Gold Pool	8.500%	6/1/25	32	37
5	Ginnie Mae I Pool	3.000%	1/15/26–1/1/46	172,856	175,833
5	Ginnie Mae I Pool	3.500%	11/15/25–8/15/45	217,060	226,604
[5,6]	Ginnie Mae I Pool	4.000%	8/15/18–2/1/46	240,593	256,049
5	Ginnie Mae I Pool	4.500%	6/15/18–2/1/46	265,164	287,815
5	Ginnie Mae I Pool	5.000%	12/15/17–5/15/41	167,684	184,815
5	Ginnie Mae I Pool	5.500%	4/15/17–6/15/41	83,461	94,065
5	Ginnie Mae I Pool	6.000%	4/15/17–6/15/41	52,408	59,369
5	Ginnie Mae I Pool	6.500%	5/15/24–8/15/39	16,262	18,832
5	Ginnie Mae I Pool	7.000%	7/15/23–9/15/36	749	868
5	Ginnie Mae I Pool	7.500%	12/15/23	26	31
5	Ginnie Mae I Pool	8.000%	6/15/25–1/15/27	64	74
5	Ginnie Mae I Pool	9.000%	11/15/17–12/15/17	13	14
5	Ginnie Mae II Pool	2.500%	2/20/28–1/20/43	19,581	19,888
[5,6]	Ginnie Mae II Pool	3.000%	10/20/26–1/1/46	813,025	827,674
[5,6]	Ginnie Mae II Pool	3.500%	9/20/25–1/1/46	1,642,625	1,715,603
[5,6]	Ginnie Mae II Pool	4.000%	9/20/25–1/1/46	967,814	1,032,106
[5,6]	Ginnie Mae II Pool	4.500%	8/20/33–1/1/46	513,521	554,119
5	Ginnie Mae II Pool	5.000%	3/20/18–7/20/44	269,432	296,110
5	Ginnie Mae II Pool	5.500%	8/20/23–7/20/43	91,319	101,817
5	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	32,615	36,899
5	Ginnie Mae II Pool	6.500%	10/20/28–11/20/39	12,406	14,193
5	Ginnie Mae II Pool	7.000%	8/20/34–11/20/38	2,502	2,893
					18,838,724
Nonconventional Mortgage-Backed Securities (0.3%)
[4],5,[7] Fannie Mae Pool		1.591%	4/1/37	1,193	1,240
[4],5,[7] Fannie Mae Pool		2.040%	12/1/41	2,831	2,911
[4],5,[7] Fannie Mae Pool		2.052%	9/1/37	1,813	1,942
[4],5	Fannie Mae Pool	2.118%	3/1/43	6,060	6,130
[4],5	Fannie Mae Pool	2.182%	6/1/42	5,615	5,856
[4],5	Fannie Mae Pool	2.187%	6/1/43	4,876	4,957
[4],5	Fannie Mae Pool	2.213%	9/1/42	3,997	4,166
[4],5	Fannie Mae Pool	2.240%	10/1/42	3,420	3,487
[4],5	Fannie Mae Pool	2.265%	7/1/43	5,722	5,722
[4],5,[7] Fannie Mae Pool		2.266%	2/1/36	545	555
[4],5,[7] Fannie Mae Pool		2.288%	8/1/37	726	766
[4],5,[7] Fannie Mae Pool		2.341%	8/1/35	654	695
[4],5,[7] Fannie Mae Pool		2.359%	5/1/40	618	657
[4],5,[7] Fannie Mae Pool		2.360%	6/1/37	397	419
[4],5,[7] Fannie Mae Pool		2.370%	5/1/35	651	685
[4],5,[7] Fannie Mae Pool		2.375%	2/1/36	580	618
[4],5,[7] Fannie Mae Pool		2.382%	4/1/36	205	213
[4],5	Fannie Mae Pool	2.393%	7/1/42	4,905	5,019
[4],5	Fannie Mae Pool	2.398%	5/1/42	6,575	6,835
[4],5,[7] Fannie Mae Pool		2.410%	9/1/40	1,041	1,104
[4],5,[7] Fannie Mae Pool		2.415%	6/1/36	15	16

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4],5,[7] Fannie Mae Pool		2.418%	1/1/37	716	769
[4],5,[7] Fannie Mae Pool		2.422%	1/1/40	731	759
[4],5,[7] Fannie Mae Pool		2.427%	7/1/35	491	516
[4],5	Fannie Mae Pool	2.429%	5/1/43	10,157	10,267
[4],5	Fannie Mae Pool	2.441%	10/1/42	4,040	4,128
[4],5,[7] Fannie Mae Pool		2.443%	12/1/33	213	227
[4],5,[7] Fannie Mae Pool		2.445%	7/1/39	247	257
[4],5,[7] Fannie Mae Pool		2.447%	1/1/35	803	863
[4],5,[7] Fannie Mae Pool		2.450%	7/1/37	237	253
[4],5,[7] Fannie Mae Pool		2.452%	8/1/40	1,295	1,358
[4],5,[7] Fannie Mae Pool		2.465%	11/1/36–9/1/43	1,314	1,359
[4],5,[7] Fannie Mae Pool		2.488%	9/1/34–7/1/38	454	483
[4],5,[7] Fannie Mae Pool		2.492%	7/1/42	2,111	2,239
[4],5,[7] Fannie Mae Pool		2.520%	5/1/42	1,332	1,390
[4],5,[7] Fannie Mae Pool		2.524%	5/1/40	437	469
[4],5,[7] Fannie Mae Pool		2.532%	11/1/33	161	172
[4],5,[7] Fannie Mae Pool		2.535%	10/1/39	579	602
[4],5,[7] Fannie Mae Pool		2.546%	10/1/40	1,614	1,706
[4],5,[7] Fannie Mae Pool		2.555%	4/1/37	30	32
[4],5,[7] Fannie Mae Pool		2.561%	12/1/40	1,356	1,433
[4],5,[7] Fannie Mae Pool		2.574%	11/1/39	400	425
[4],5,[7] Fannie Mae Pool		2.576%	7/1/36–7/1/38	419	433
[4],5,[7] Fannie Mae Pool		2.596%	11/1/34	780	819
[4],5	Fannie Mae Pool	2.601%	12/1/41	2,569	2,705
[4],5,[7] Fannie Mae Pool		2.609%	12/1/35	607	643
[4],5	Fannie Mae Pool	2.620%	11/1/41	2,556	2,690
[4],5,[7] Fannie Mae Pool		2.671%	11/1/40	1,290	1,362
[4],5,[7] Fannie Mae Pool		2.676%	10/1/40	1,886	1,985
[4],5,[7] Fannie Mae Pool		2.685%	11/1/33–11/1/39	1,104	1,168
[4],5	Fannie Mae Pool	2.697%	1/1/42	2,482	2,594
[4],5	Fannie Mae Pool	2.732%	12/1/43	5,592	5,740
[4],5,[7] Fannie Mae Pool		2.750%	3/1/41	2,022	2,159
[4],5	Fannie Mae Pool	2.751%	3/1/42	4,443	4,622
[4],5,[7] Fannie Mae Pool		2.775%	12/1/40	1,185	1,259
[4],5	Fannie Mae Pool	2.784%	1/1/42	3,484	3,623
[4],5	Fannie Mae Pool	2.805%	11/1/41	2,257	2,412
[4],5	Fannie Mae Pool	2.887%	12/1/40	1,351	1,411
[4],5,[7] Fannie Mae Pool		2.901%	10/1/36	473	512
[4],5,[7] Fannie Mae Pool		2.914%	3/1/42	3,077	3,205
[4],5	Fannie Mae Pool	2.957%	9/1/43	5,915	6,162
[4],5,[7] Fannie Mae Pool		3.022%	3/1/41	1,975	2,079
[4],5,[7] Fannie Mae Pool		3.037%	2/1/42	7,484	7,969
[4],5	Fannie Mae Pool	3.052%	2/1/41	1,551	1,623
[4],5,[7] Fannie Mae Pool		3.055%	2/1/42	2,596	2,698
[4],5,[7] Fannie Mae Pool		3.077%	2/1/41	835	838
[4],5	Fannie Mae Pool	3.137%	2/1/41	1,362	1,427
[4],5,[7] Fannie Mae Pool		3.200%	12/1/40	1,433	1,505
[4],5	Fannie Mae Pool	3.207%	5/1/41	1,602	1,691
[4],5	Fannie Mae Pool	3.353%	8/1/42	3,462	3,540
[4],5	Fannie Mae Pool	3.553%	7/1/41	4,041	4,270
[4],5	Fannie Mae Pool	3.558%	4/1/41	1,921	2,008
[4],5	Fannie Mae Pool	3.580%	8/1/39	645	695
[4],5	Fannie Mae Pool	3.594%	6/1/41	579	617
[4],5	Fannie Mae Pool	3.745%	6/1/41	2,316	2,456
[4],5	Fannie Mae Pool	3.827%	9/1/40	2,505	2,643
[4],5,[7] Fannie Mae Pool		4.038%	8/1/39	2,248	2,309

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4],5,[7] Fannie Mae Pool		4.277%	11/1/39	909	940
[4],5	Fannie Mae Pool	4.293%	12/1/39	1,509	1,530
[4],5	Fannie Mae Pool	4.917%	3/1/38	495	509
[4],5	Fannie Mae Pool	5.387%	5/1/36	25	26
[4],5	Fannie Mae Pool	5.508%	4/1/37	709	747
[4],5	Fannie Mae Pool	5.598%	10/1/37	477	496
[4],5	Fannie Mae Pool	5.760%	12/1/37	862	913
[4],5	Fannie Mae Pool	6.076%	10/1/37	1,180	1,200
[4],5,[7] Freddie Mac Non Gold Pool		1.735%	10/1/37	23	23
[4],5,[7] Freddie Mac Non Gold Pool		1.855%	6/1/37	528	542
[4],5,[7] Freddie Mac Non Gold Pool		2.018%	3/1/37	42	44
[4],5,[7] Freddie Mac Non Gold Pool		2.110%	1/1/37	660	698
[4],5,[7] Freddie Mac Non Gold Pool		2.125%	1/1/38	326	347
[4],5,[7] Freddie Mac Non Gold Pool		2.195%	3/1/37	33	35
[4],5,[7] Freddie Mac Non Gold Pool		2.250%	1/1/35	89	96
[4],5,[7] Freddie Mac Non Gold Pool		2.253%	7/1/35	280	295
[4],5,[7] Freddie Mac Non Gold Pool		2.271%	2/1/37	163	174
[4],5	Freddie Mac Non Gold Pool	2.332%	5/1/42	837	853
[4],5,[7] Freddie Mac Non Gold Pool		2.337%	3/1/37	170	180
[4],5,[7] Freddie Mac Non Gold Pool		2.375%	5/1/38	99	103
[4],5,[7] Freddie Mac Non Gold Pool		2.390%	4/1/35	27	28
[4],5,[7] Freddie Mac Non Gold Pool		2.448%	12/1/36	279	297
[4],5,[7] Freddie Mac Non Gold Pool		2.462%	12/1/35	433	457
[4],5,[7] Freddie Mac Non Gold Pool		2.492%	10/1/37	892	959
[4],5,[7] Freddie Mac Non Gold Pool		2.500%	5/1/36	458	483
[4],5,[7] Freddie Mac Non Gold Pool		2.505%	5/1/40	459	492
[4],5,[7] Freddie Mac Non Gold Pool		2.531%	11/1/36	159	165
[4],5,[7] Freddie Mac Non Gold Pool		2.540%	6/1/37	652	697
[4],5	Freddie Mac Non Gold Pool	2.561%	11/1/43	4,464	4,569
[4],5,[7] Freddie Mac Non Gold Pool		2.574%	5/1/40	471	500
[4],5,[7] Freddie Mac Non Gold Pool		2.587%	12/1/34	438	466
[4],5	Freddie Mac Non Gold Pool	2.588%	2/1/42	1,267	1,332
[4],5,[7] Freddie Mac Non Gold Pool		2.607%	12/1/36	605	641
[4],5,[7] Freddie Mac Non Gold Pool		2.608%	1/1/37	241	256
[4],5,[7] Freddie Mac Non Gold Pool		2.620%	3/1/37	494	526
[4],5,[7] Freddie Mac Non Gold Pool		2.621%	11/1/34	684	718
[4],5,[7] Freddie Mac Non Gold Pool		2.630%	6/1/40	613	630
[4],5,[7] Freddie Mac Non Gold Pool		2.631%	6/1/40	695	739
[4],5,[7] Freddie Mac Non Gold Pool		2.635%	7/1/38	231	234
[4],5	Freddie Mac Non Gold Pool	2.636%	12/1/40	1,121	1,161
[4],5	Freddie Mac Non Gold Pool	2.727%	12/1/40	3,146	3,266
[4],5,[7] Freddie Mac Non Gold Pool		2.728%	3/1/37	60	60
[4],5,[7] Freddie Mac Non Gold Pool		2.731%	6/1/37	504	538
[4],5	Freddie Mac Non Gold Pool	2.755%	11/1/40	586	607
[4],5	Freddie Mac Non Gold Pool	2.756%	2/1/42	2,950	3,072
[4],5,[7] Freddie Mac Non Gold Pool		2.758%	10/1/36	548	588
[4],5,[7] Freddie Mac Non Gold Pool		2.762%	11/1/40	1,319	1,361
[4],5	Freddie Mac Non Gold Pool	2.775%	1/1/41	2,687	2,802
[4],5	Freddie Mac Non Gold Pool	2.847%	2/1/41	2,020	2,150
[4],5	Freddie Mac Non Gold Pool	2.894%	2/1/41	844	899
[4],5	Freddie Mac Non Gold Pool	2.910%	12/1/41	2,907	3,028
[4],5	Freddie Mac Non Gold Pool	3.097%	1/1/41	560	587
[4],5	Freddie Mac Non Gold Pool	3.104%	6/1/41	848	893
[4],5	Freddie Mac Non Gold Pool	3.181%	3/1/41	540	574
[4],5	Freddie Mac Non Gold Pool	3.432%	3/1/42	3,092	3,259
[4],5	Freddie Mac Non Gold Pool	3.576%	6/1/40	2,294	2,414

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4],5	Freddie Mac Non Gold Pool	3.659%	9/1/40	2,551	2,691
[4],5	Freddie Mac Non Gold Pool	5.237%	3/1/38	621	660
[4],5	Freddie Mac Non Gold Pool	5.502%	2/1/36	197	203
[4],5	Freddie Mac Non Gold Pool	5.800%	9/1/37	291	300
[4],5	Freddie Mac Non Gold Pool	5.862%	5/1/37	1,676	1,730
[4],5	Freddie Mac Non Gold Pool	6.140%	12/1/36	303	316
[4],5	Freddie Mac Non Gold Pool	6.257%	8/1/37	214	227
5,[7]	Ginnie Mae II Pool	1.625%	10/20/39	291	300
5,[7]	Ginnie Mae II Pool	1.750%	6/20/29–4/20/41	686	702
5,[7]	Ginnie Mae II Pool	2.000%	12/20/39–6/20/43	17,675	18,246
5,[7]	Ginnie Mae II Pool	2.250%	5/20/41	848	880
5,[7]	Ginnie Mae II Pool	2.500%	11/20/40–5/20/43	21,940	22,413
5,[7]	Ginnie Mae II Pool	3.000%	7/20/38–11/20/41	9,204	9,538
5	Ginnie Mae II Pool	3.500%	1/20/41–12/20/43	15,716	16,327
5	Ginnie Mae II Pool	4.000%	4/20/41–10/20/41	4,823	4,978
					298,282
Total U.S. Government and Agency Obligations (Cost $58,833,795)					59,278,478
Asset-Backed/Commercial Mortgage-Backed Securities (2.8%)
5	AEP Texas Central Transition Funding II
	LLC 2006-A	5.170%	1/1/18	1,733	1,811
5	Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	570	569
5	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	700	698
5	Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	2,700	2,693
5	Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	1,150	1,145
5	Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	3,350	3,339
5	Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	1,325	1,319
5	Ally Auto Receivables Trust 2014-SN1	0.750%	2/21/17	2,011	2,009
5	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	1,500	1,497
5	Ally Auto Receivables Trust 2014-SN2	1.030%	9/20/17	2,600	2,593
5	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	1,850	1,842
5	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	1,050	1,044
5	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	1,075	1,067
5	Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	2,675	2,662
5	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	1,310	1,303
5	Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	3,800	3,785
5	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	4,950	4,897
5	American Express Credit Account Secured Note
	Trust 2013-3	0.980%	5/15/19	1,000	997
5	American Express Credit Account Secured Note
	Trust 2014-3	1.490%	4/15/20	5,750	5,751
5	American Express Credit Account Secured Note
	Trust 2014-4	1.430%	6/15/20	3,025	3,021
5	AmeriCredit Automobile Receivables Trust 2013-2	0.650%	12/8/17	54	54
5	AmeriCredit Automobile Receivables Trust 2013-3	0.920%	4/9/18	533	533
5	AmeriCredit Automobile Receivables Trust 2013-4	0.960%	4/9/18	243	243
5	AmeriCredit Automobile Receivables Trust 2013-5	0.900%	9/10/18	490	490
5	AmeriCredit Automobile Receivables Trust 2013-5	1.520%	1/8/19	400	400
5	AmeriCredit Automobile Receivables Trust 2014-1	0.900%	2/8/19	458	457
5	AmeriCredit Automobile Receivables Trust 2014-1	1.680%	7/8/19	375	375
5	AmeriCredit Automobile Receivables Trust 2014-2	0.940%	2/8/19	1,150	1,146
5	AmeriCredit Automobile Receivables Trust 2014-3	1.150%	6/10/19	1,925	1,918
5	AmeriCredit Automobile Receivables Trust 2015-2	1.270%	1/8/20	2,450	2,425
5	BA Credit Card Trust 2007-A1	5.170%	6/15/19	900	933
5	Banc of America Commercial Mortgage Trust
	2006-1	5.421%	9/10/45	82	82

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Banc of America Commercial Mortgage Trust
2006-2	5.869%	5/10/45	1,380	1,385
5 Banc of America Commercial Mortgage Trust
2006-3	5.889%	7/10/44	357	359
5 Banc of America Commercial Mortgage Trust
2006-5	5.414%	9/10/47	4,505	4,554
5 Banc of America Commercial Mortgage Trust
2006-5	5.448%	9/10/47	890	910
5 Banc of America Commercial Mortgage Trust
2007-2	5.619%	4/10/49	1,399	1,433
5 Banc of America Commercial Mortgage Trust
2008-1	6.215%	2/10/51	9,955	10,568
5 Banc of America Commercial Mortgage Trust
2015-UBS7	3.429%	9/15/48	1,425	1,464
5 Banc of America Commercial Mortgage Trust
2015-UBS7	3.705%	9/15/48	2,525	2,589
Bank of Nova Scotia	2.125%	9/11/19	7,400	7,393
Bank of Nova Scotia	1.850%	4/14/20	17,300	17,003
5 Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	2,875	2,855
5 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR12	5.713%	9/11/38	1,049	1,053
5 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR13	5.582%	9/11/41	1,125	1,146
5 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP22	5.620%	4/12/38	3,145	3,150
5 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP24	5.568%	10/12/41	3,675	3,768
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR16	5.722%	6/11/40	3,600	3,762
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.694%	6/11/50	16,873	17,523
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.882%	6/11/50	4,095	4,330
5 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP28	5.742%	9/11/42	8,161	8,553
5 BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	3,425	3,417
5 BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	2,275	2,266
5 BMW Vehicle Owner Trust 2015-1	1.240%	12/20/17	3,925	3,915
5 BMW Vehicle Owner Trust 2015-2	1.400%	2/20/19	3,450	3,430
5 BMW Vehicle Owner Trust 2015-2	1.550%	2/20/19	1,250	1,241
5 Capital Auto Receivables Asset Trust 2013-1	0.790%	6/20/17	141	141
5 Capital Auto Receivables Asset Trust 2013-3	1.680%	4/20/18	1,340	1,342
5 Capital Auto Receivables Asset Trust 2013-4	1.090%	3/20/18	1,826	1,825
5 Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	700	700
5 Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	700	702
5 Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	1,090	1,090
5 Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	1,116	1,119
5 Capital Auto Receivables Asset Trust 2014-2	1.260%	5/21/18	975	974
5 Capital Auto Receivables Asset Trust 2014-2	1.620%	10/22/18	775	774
5 Capital Auto Receivables Asset Trust 2014-3	1.480%	11/20/18	1,350	1,346
5 Capital Auto Receivables Asset Trust 2014-3	1.830%	4/22/19	975	973
5 Capital Auto Receivables Asset Trust 2015-1	1.610%	6/20/19	2,375	2,362
5 Capital Auto Receivables Asset Trust 2015-1	1.860%	10/21/19	1,300	1,293
5 Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	3,650	3,627
5 Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	2,875	2,865
5 Capital Auto Receivables Asset Trust 2015-3	1.970%	1/21/20	1,800	1,789

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	1,840	1,834
5 Capital Auto Receivables Asset Trust 2015-4	1.830%	3/20/20	2,750	2,725
5 Capital Auto Receivables Asset Trust 2015-4	2.010%	7/20/20	1,775	1,755
5 Capital One Multi-asset Execution Trust 2007-A7	5.750%	7/15/20	7,190	7,688
5 Capital One Multi-Asset Execution Trust 2014-A2	1.260%	1/15/20	1,325	1,322
5 Capital One Multi-Asset Execution Trust 2014-A5	1.480%	7/15/20	4,700	4,700
5 Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	7,675	7,612
5 Capital One Multi-asset Execution Trust 2015-A5	1.600%	5/17/21	3,625	3,615
5 Capital One Multi-asset Execution Trust 2015-A8	2.050%	8/15/23	4,950	4,883
5 CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	1,320	1,317
5 CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	768	767
5 Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	799	793
5 Carmax Auto Owner Trust 2013-3	0.970%	4/16/18	1,226	1,225
5 Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	1,210	1,207
5 Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	610	609
5 Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	375	372
5 Carmax Auto Owner Trust 2014-1	0.790%	10/15/18	960	957
5 Carmax Auto Owner Trust 2014-1	1.320%	7/15/19	735	729
5 Carmax Auto Owner Trust 2014-2	0.980%	1/15/19	2,000	1,993
5 Carmax Auto Owner Trust 2014-2	1.610%	10/15/19	1,000	996
5 Carmax Auto Owner Trust 2014-3	1.160%	6/17/19	2,300	2,293
5 Carmax Auto Owner Trust 2014-3	1.730%	2/18/20	1,150	1,146
5 Carmax Auto Owner Trust 2014-4	1.250%	11/15/19	4,150	4,130
5 Carmax Auto Owner Trust 2015-2	1.370%	3/16/20	2,175	2,159
5 Carmax Auto Owner Trust 2015-2	1.800%	3/15/21	1,025	1,015
5 Carmax Auto Owner Trust 2015-3	1.630%	5/15/20	3,300	3,283
5 Carmax Auto Owner Trust 2015-3	1.980%	2/16/21	800	795
5 Carmax Auto Owner Trust 2015-4	1.560%	11/16/20	2,500	2,485
5 Carmax Auto Owner Trust 2015-4	1.830%	6/15/21	1,250	1,233
5 CD 2006-CD3 Mortgage Trust	5.617%	10/15/48	10,345	10,452
5 CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	4,150	4,244
5 CD 2007-CD4 Commercial Mortgage Trust	5.322%	12/11/49	8,389	8,598
5 CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	5,218	5,479
5 CenterPoint Energy Transition Bond Co. II LLC
2005-A	5.170%	8/1/19	627	642
5 CenterPoint Energy Transition Bond Co. II LLC
2005-A	5.302%	8/1/20	654	712
5 CenterPoint Energy Transition Bond Co. IV LLC
2012-1	3.028%	10/15/25	5,300	5,378
5 Chase Issuance Trust 2012-A4	1.580%	8/16/21	5,500	5,419
5 Chase Issuance Trust 2012-A7	2.160%	9/16/24	12,805	12,383
5 Chase Issuance Trust 2013-A1	1.300%	2/18/20	9,550	9,489
5 Chase Issuance Trust 2013-A8	1.010%	10/15/18	6,425	6,409
5 Chase Issuance Trust 2014-A1	1.150%	1/15/19	19,175	19,104
5 Chase Issuance Trust 2014-A2	2.770%	3/15/23	7,550	7,678
5 Chase Issuance Trust 2014-A6	1.260%	7/15/19	9,700	9,679
5 Chase Issuance Trust 2014-A7	1.380%	11/15/19	7,400	7,378
5 Chase Issuance Trust 2015-A2	1.590%	2/18/20	14,896	14,894
5 Chase Issuance Trust 2015-A4	1.840%	4/15/22	5,400	5,328
5 Chase Issuance Trust 2015-A5	1.360%	4/15/20	11,000	10,928
5 Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	7,150	7,634
5 Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	6,114	6,568
5 Citibank Credit Card Issuance Trust 2013-A10	0.730%	2/7/18	2,900	2,900
5 Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	15,000	15,321
5 Citibank Credit Card Issuance Trust 2014-A4	1.230%	4/24/19	7,600	7,580
5 Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	6,525	6,633

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	18,925	19,017
5	Citibank Credit Card Issuance Trust 2014-A8	1.730%	4/9/20	11,625	11,646
5	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	2,252	2,291
5	Citigroup Commercial Mortgage Trust 2006-C5	5.462%	10/15/49	1,585	1,622
5	Citigroup Commercial Mortgage Trust 2007-C6	5.710%	12/10/49	9,305	9,661
5	Citigroup Commercial Mortgage Trust 2008-C7	6.137%	12/10/49	9,708	10,179
5	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	3,950	3,967
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,500	1,498
5	Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	1,300	1,309
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	1,700	1,746
5	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	800	846
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,200	1,296
5	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	1,700	1,862
5	Citigroup Commercial Mortgage Trust 2013-GC17	3.675%	11/10/46	550	577
5	Citigroup Commercial Mortgage Trust 2013-GC17	4.131%	11/10/46	1,825	1,933
5	Citigroup Commercial Mortgage Trust 2013-GC17	4.544%	11/10/46	750	805
5	Citigroup Commercial Mortgage Trust 2013-GC17	5.095%	11/10/46	750	817
5	Citigroup Commercial Mortgage Trust 2014-GC19	2.790%	3/10/47	3,210	3,259
5	Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	750	774
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	1,150	1,207
5	Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	955	1,025
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	375	384
5	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	1,675	1,739
5	Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	1,350	1,386
5	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	2,725	2,782
5	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	5,650	5,749
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	7,425	7,254
5	Citigroup Commercial Mortgage Trust 2015-GC27	3.571%	2/10/48	3,025	2,967
5	Citigroup Commercial Mortgage Trust 2015-GC29	2.674%	4/10/48	1,525	1,536
5	Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	2,937	2,848
5	Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	2,925	2,993
5	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	3,375	3,455
5	COBALT CMBS Commercial Mortgage Trust
	2007-C2	5.484%	4/15/47	5,032	5,203
5	COBALT CMBS Commercial Mortgage Trust
	2007-C3	5.766%	5/15/46	5,676	5,912
5	COMM 15-CR22 Mortgage Trust	2.856%	3/10/48	1,900	1,926
5	COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	5,325	5,283
5	COMM 15-CR22 Mortgage Trust	3.603%	3/10/48	1,900	1,902
5	COMM 15-CR23 Mortgage Trust	3.257%	5/10/48	2,200	2,260
5	COMM 15-CR23 Mortgage Trust	3.497%	5/10/48	3,250	3,272
5	COMM 15-CR23 Mortgage Trust	3.801%	5/10/48	1,450	1,461
5	COMM 2006-C7 Mortgage Trust	5.768%	6/10/46	7,197	7,250
5	COMM 2007-C9 Mortgage Trust	5.796%	12/10/49	8,264	8,607
5	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	1,285	1,299
5	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	1,825	1,904
5,[8]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	2,195	2,228
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,300	6,253
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,480
5	COMM 2012-CR3 Mortgage Trust	2.822%	10/15/45	5,000	4,950
5	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	1,310	1,349
5	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	1,310	1,368
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,750	1,862
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	2,190	2,346
5	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	1,310	1,435
5	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	482	480

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,075	1,094
5 COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,075	1,124
5 COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	1,500	1,565
5 COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,125	1,191
5 COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	750	804
5 COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	350	373
5 COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	345	346
5 COMM 2013-CCRE13 Mortgage Trust	3.039%	12/10/18	550	563
5 COMM 2013-CCRE13 Mortgage Trust	3.706%	10/10/23	375	389
5 COMM 2013-CCRE13 Mortgage Trust	4.449%	12/10/23	1,100	1,186
5 COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	1,744	1,746
5 COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	1,425	1,435
5 COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,888	1,947
5 COMM 2013-CCRE9 Mortgage Trust	4.233%	7/10/45	2,295	2,471
5 COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	660	707
5 COMM 2013-CR13 Mortgage Trust	4.194%	11/10/23	3,700	3,944
5 COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	2,050	2,095
5 COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	2,020	2,161
5 COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,981	3,962
5 COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,184	2,188
5 COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	3,275	3,357
5 COMM 2014-CCRE14 Mortgage Trust	4.526%	2/10/47	2,725	2,917
5 COMM 2014-CCRE14 Mortgage Trust	4.607%	2/10/47	1,650	1,774
5 COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	2,712	2,747
5 COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	935	976
5 COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	1,737	1,837
5 COMM 2014-CCRE15 Mortgage Trust	4.715%	2/10/47	869	943
5 COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	1,500	1,574
5 COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	1,975	2,088
5 COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	5,775	5,960
5 COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	1,550	1,610
5 COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	2,916	2,993
5 COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	5,625	5,692
5 COMM 2014-CR14 Mortgage Trust	4.236%	2/10/47	2,450	2,622
5 COMM 2014-CR17 Mortgage Trust	3.012%	5/10/47	1,900	1,944
5 COMM 2014-CR17 Mortgage Trust	3.598%	5/10/47	950	969
5 COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	1,525	1,597
5 COMM 2014-CR17 Mortgage Trust	4.377%	5/10/47	955	991
5 COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	2,950	3,063
5 COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	975	1,012
5 COMM 2014-CR18 Mortgage Trust	4.103%	7/15/47	1,281	1,335
5 COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	1,525	1,549
5 COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	1,150	1,167
5 COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	2,650	2,784
5 COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	3,900	4,033
5 COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,550	1,612
5 COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	750	755
5 COMM 2014-LC19 Mortgage Trust	3.183%	2/10/48	4,000	3,944
5 COMM 2014-LC19 Mortgage Trust	3.527%	2/10/48	1,775	1,781
5 COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	757	768
5 COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	658	674
5 COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	1,699	1,775
5 COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	475	498
5 COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	301	318
5 COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	1,150	1,167
5 COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	3,075	3,178

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
5	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	6,000	6,109
5	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	1,502	1,533
5	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	4,575	4,728
5	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	3,850	3,942
5	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	3,850	3,944
5	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	7,200	7,299
5	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	1,925	1,979
5	COMM 2015-CR25 Mortgage Trust	3.759%	8/10/48	3,500	3,582
5	COMM 2015-CR26 Mortgage Trust	3.630%	10/10/48	6,675	6,749
5	COMM 2015-CR27 Mortgage Trust	3.404%	10/10/48	3,575	3,638
5	COMM 2015-CR27 Mortgage Trust	3.612%	10/10/48	3,575	3,614
5	Commercial Mortgage Trust 2006-GG7	5.826%	7/10/38	1,632	1,637
5	Credit Suisse Commercial Mortgage Trust Series
	2006-C1	5.461%	2/15/39	1,594	1,593
5	Credit Suisse Commercial Mortgage Trust Series
	2006-C4	5.509%	9/15/39	550	561
5	Credit Suisse Commercial Mortgage Trust Series
	2006-C5	5.311%	12/15/39	7,013	7,133
5	Credit Suisse Commercial Mortgage Trust Series
	2007-C1	5.383%	2/15/40	2,201	2,246
5	Credit Suisse Commercial Mortgage Trust Series
	2007-C3	5.699%	6/15/39	8,921	9,181
5	CSAIL Commercial Mortgage Trust 2015-C1	3.505%	4/15/50	3,750	3,785
5	CSAIL Commercial Mortgage Trust 2015-C1	3.791%	4/15/50	1,900	1,900
5	CSAIL Commercial Mortgage Trust 2015-C1	4.044%	4/15/50	1,525	1,514
5	CSAIL Commercial Mortgage Trust 2015-C2	1.454%	6/15/57	2,412	2,385
5	CSAIL Commercial Mortgage Trust 2015-C2	3.504%	6/15/57	4,700	4,718
5	CSAIL Commercial Mortgage Trust 2015-C2	3.849%	6/15/57	1,800	1,823
5	CSAIL Commercial Mortgage Trust 2015-C3	3.448%	8/15/48	2,772	2,820
5	CSAIL Commercial Mortgage Trust 2015-C3	3.718%	8/15/48	3,550	3,623
5	CSAIL Commercial Mortgage Trust 2015-C3	4.112%	8/15/48	1,625	1,595
5	CSAIL Commercial Mortgage Trust 2015-C4	3.617%	11/15/48	1,800	1,844
5	CSAIL Commercial Mortgage Trust 2015-C4	3.808%	11/15/48	2,850	2,916
5	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	9,453	10,108
5	Discover Card Execution Note Trust 2014-A3	1.220%	10/15/19	12,325	12,285
5	Discover Card Execution Note Trust 2014-A5	1.390%	4/15/20	10,650	10,616
5	Discover Card Execution Note Trust 2015-A2	1.900%	10/17/22	9,175	9,052
5	Discover Card Execution Note Trust 2015-A3	1.450%	3/15/21	6,900	6,835
5	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	6,950	6,888
[4],5	Fannie Mae-Aces 2010-M1	4.450%	9/25/19	1,269	1,378
[4],5	Fannie Mae-Aces 2011-M2	3.764%	4/25/21	5,200	5,578
[4],5	Fannie Mae-Aces 2011-M4	3.726%	6/25/21	9,050	9,662
[4],5	Fannie Mae-Aces 2012-M9	1.553%	4/25/22	932	924
[4],5	Fannie Mae-Aces 2013-M12	2.393%	3/25/23	9,565	9,469
[4],5	Fannie Mae-Aces 2013-M14	2.505%	4/25/23	10,922	10,999
[4],5	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	11,450	11,892
[4],5	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	675	684
[4],5	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	3,850	3,807
[4],5	Fannie Mae-Aces 2014-M10	2.171%	9/25/19	7,250	7,319
[4],5	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	11,300	11,447
[4],5	Fannie Mae-Aces 2014-M13	1.637%	11/25/17	1,758	1,768
[4],5	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	1,615	1,640
[4],5	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	4,500	4,563
[4],5	Fannie Mae-Aces 2014-M15	2.509%	7/25/22	4,150	4,182
[4],5	Fannie Mae-Aces 2014-M2	1.916%	6/25/21	3,619	3,639
[4],5	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	11,322	11,902

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4],5	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	4,172	4,273
[4],5	Fannie Mae-Aces 2014-M3	3.475%	1/25/24	5,400	5,657
[4],5	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	5,650	5,871
[4],5	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	10,600	10,757
[4],5	Fannie Mae-Aces 2014-M7	3.249%	6/25/24	11,500	12,111
[4],5	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	1,760	1,784
[4],5	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	5,850	6,058
[4],5	Fannie Mae-Aces 2014-M9	1.462%	4/25/17	7,836	7,858
[4],5	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	6,825	7,090
[4],5	Fannie Mae-Aces 2015-M1	1.626%	2/25/18	2,950	2,957
[4],5	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	10,000	9,945
[4],5	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	2,750	2,839
[4],5	Fannie Mae-Aces 2015-M12	2.792%	5/25/25	6,425	6,343
[4],5	Fannie Mae-Aces 2015-M15	2.923%	10/25/25	8,825	8,786
[4],5	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	7,223	7,243
[4],5	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	3,700	3,732
[4],5	Fannie Mae-Aces 2015-M7	1.550%	4/25/18	1,875	1,879
[4],5	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	6,650	6,635
[4],5	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	3,538	3,553
[4],5	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	3,600	3,621
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K004	4.186%	8/25/19	2,050	2,202
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K005	3.484%	4/25/19	7,410	7,608
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K006	3.398%	7/25/19	5,302	5,460
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K007	3.342%	12/25/19	3,925	4,023
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K009	2.757%	5/25/20	6,820	6,956
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K010	2.412%	8/25/18	2,425	2,461
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K010	3.320%	7/25/20	3,455	3,554
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K012	4.184%	12/25/20	1,025	1,119
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K014	3.871%	4/25/21	4,667	5,010
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K017	2.873%	12/25/21	12,820	13,139
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K019	2.272%	3/25/22	5,430	5,378
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K020	2.373%	5/25/22	13,400	13,334
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K021	2.396%	6/25/22	8,300	8,265
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K021	3.490%	1/25/24	475	496
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K022	2.355%	7/25/22	575	571
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K026	2.510%	11/25/22	11,500	11,434
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K028	3.111%	2/25/23	8,625	8,863
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K029	3.320%	2/25/23	11,425	11,890

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K030	2.779%	9/25/22	9,795	10,067
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K030	3.250%	4/25/23	11,425	11,906
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K031	3.300%	4/25/23	11,906	12,366
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.016%	2/25/23	5,811	6,023
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.310%	5/25/23	6,420	6,702
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K033	2.871%	2/25/23	10,462	10,797
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K033	3.060%	7/25/23	12,300	12,660
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K034	3.531%	7/25/23	10,633	11,279
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K035	3.458%	8/25/23	12,575	13,234
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K038	2.604%	10/25/23	3,544	3,620
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K038	3.389%	3/25/24	5,225	5,481
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K039	2.683%	12/25/23	2,504	2,565
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K039	3.303%	7/25/24	2,600	2,716
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K040	2.768%	4/25/24	3,564	3,641
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K040	3.241%	9/25/24	9,300	9,513
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K041	3.171%	10/25/24	9,300	9,589
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K042	2.267%	6/25/24	1,816	1,813
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K042	2.670%	12/25/24	7,225	7,188
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K043	2.532%	10/25/23	1,856	1,878
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K043	2.493%	11/25/24	3,587	3,612
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K043	3.062%	12/25/24	5,600	5,715
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K043	3.023%	1/25/25	5,800	5,852
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K046	3.205%	3/25/25	5,800	6,009
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K047	2.827%	12/25/24	1,785	1,827
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K047	3.329%	5/25/25	4,450	4,624
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K048	3.284%	6/25/25	6,350	6,487
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K049	3.010%	7/25/25	3,850	3,845
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K050	3.334%	8/25/25	6,375	6,582

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K503	1.384%	1/25/19	5,141	5,102
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K503	2.456%	8/25/19	11,200	11,423
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K702	3.154%	2/25/18	15,583	16,026
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K706	2.323%	10/25/18	4,929	4,991
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K707	2.220%	12/25/18	4,725	4,786
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K708	1.670%	10/25/18	861	864
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K710	1.883%	5/25/19	1,005	1,006
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.321%	12/25/18	7,126	7,111
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.730%	7/25/19	14,925	14,857
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K713	2.313%	3/25/20	18,525	18,695
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K714	3.034%	10/25/20	12,850	13,265
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K716	2.413%	1/25/21	2,437	2,476
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K716	3.130%	6/25/21	12,630	13,113
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K717	2.991%	9/25/21	7,475	7,725
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K718	2.375%	9/25/21	7,213	7,303
[4],5	FHLMC Multifamily Structured Pass Through
	Certificates K718	2.791%	1/25/22	6,800	6,942
[4],5	FHLMC Multifamily Structures Pass Through
	Certificates K715	2.856%	1/25/21	4,225	4,354
[4],5	FHLMC Multifamily Structures Pass Through
	Certificates K715	2.716%	6/25/22	4,550	4,583
5	Fifth Third Auto 2014-1	0.680%	4/16/18	1,445	1,442
5	Fifth Third Auto 2014-1	1.420%	3/16/20	3,575	3,548
5	Fifth Third Auto 2014-1	1.140%	10/15/20	1,500	1,492
5	Fifth Third Auto 2014-2	0.890%	11/15/18	1,525	1,521
5	Fifth Third Auto 2014-2	1.380%	12/15/20	975	972
5	Ford Credit Auto Lease Trust 2013-B	0.960%	10/15/16	393	393
5	Ford Credit Auto Lease Trust 2014-A	0.900%	6/15/17	575	574
5	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	1,050	1,048
5	Ford Credit Auto Lease Trust 2014-B	0.890%	9/15/17	2,075	2,072
5	Ford Credit Auto Lease Trust 2015-A	1.130%	6/15/18	1,000	995
5	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	725	719
5	Ford Credit Auto Lease Trust 2015-B	1.380%	12/15/18	2,500	2,484
5	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	1,775	1,761
5	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	431	431
5	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	331	331
5	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	352	352
5	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	800	797
5	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	735	735
5	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	692	692
5	Ford Credit Auto Owner Trust 2013-D	0.670%	4/15/18	1,182	1,181

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Ford Credit Auto Owner Trust 2013-D	1.110%	2/15/19	350	349
5 Ford Credit Auto Owner Trust 2014-A	0.790%	5/15/18	917	916
5 Ford Credit Auto Owner Trust 2014-A	1.290%	4/15/19	800	798
5 Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	3,375	3,370
5 Ford Credit Auto Owner Trust 2014-B	1.420%	8/15/19	575	573
5 Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	1,850	1,846
5 Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	575	573
5 Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	2,300	2,286
5 Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	900	892
5 Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	1,725	1,720
5 Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	800	795
5 Ford Credit Floorplan Master Owner Trust A
Series 2013-5	1.500%	9/15/18	2,800	2,803
5 Ford Credit Floorplan Master Owner Trust A
Series 2014-1	1.200%	2/15/19	3,550	3,541
5 Ford Credit Floorplan Master Owner Trust A
Series 2014-4	1.400%	8/15/19	2,725	2,714
5 GE Capital Credit Card Master Note Trust Series
2012-7	1.760%	9/15/22	5,644	5,541
5 GE Commercial Mortgage Corp. Series 2005-C4
Trust	5.427%	11/10/45	2,505	2,504
5 GE Commercial Mortgage Corp. Series 2006-C1
Trust	5.459%	3/10/44	2,825	2,821
5 GE Commercial Mortgage Corp. Series 2007-C1
Trust	5.543%	12/10/49	4,300	4,406
5 GM Financial Leasing Trust 2015-2	1.680%	12/20/18	3,000	2,984
5 GM Financial Leasing Trust 2015-2	1.850%	7/22/19	1,600	1,591
5 GM Financial Leasing Trust 2015-3	1.690%	3/20/19	1,725	1,712
5 GM Financial Leasing Trust 2015-3	1.810%	11/20/19	1,775	1,759
5 GS Mortgage Securities Trust 2006-GG6	5.622%	4/10/38	20	20
5 GS Mortgage Securities Trust 2007-GG10	5.794%	8/10/45	4,480	4,637
5 GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	1,500	1,575
5 GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	6,350	6,581
5 GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	3,825	3,924
5 GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	2,955	2,913
5 GS Mortgage Securities Trust 2013-GC10	2.943%	2/10/46	3,494	3,459
5 GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	1,310	1,309
5 GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	2,255	2,253
5 GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	966	964
5 GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,875	1,933
5 GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,340	1,408
5 GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	2,000	2,047
5 GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	710	741
5 GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,150	1,233
5 GS Mortgage Securities Trust 2014-GC18	1.298%	1/10/47	3,098	3,061
5 GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	8,225	8,664
5 GS Mortgage Securities Trust 2014-GC18	4.383%	1/10/47	2,750	2,944
5 GS Mortgage Securities Trust 2014-GC18	3.467%	6/10/47	1,550	1,586
5 GS Mortgage Securities Trust 2014-GC18	3.516%	6/10/47	500	513
5 GS Mortgage Securities Trust 2014-GC18	3.862%	6/10/47	1,350	1,400
5 GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	4,275	4,445
5 GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	1,175	1,223
5 GS Mortgage Securities Trust 2014-GC26	2.902%	11/10/47	1,225	1,251
5 GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	2,275	2,309
5 GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	7,475	7,672
5 GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	1,325	1,370

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	1,125	1,145
5 GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	4,150	4,134
5 GS Mortgage Securities Trust 2015-GC30	2.726%	5/10/50	2,575	2,594
5 GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	3,700	3,682
5 GS Mortgage Securities Trust 2015-GC32	3.513%	7/10/48	3,675	3,741
5 GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	1,425	1,459
5 GS Mortgage Securities Trust 2015-GC34	3.278%	10/10/48	3,575	3,583
5 GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	3,400	3,407
5 Honda Auto Receivables 2013-4 Owner Trust	1.040%	2/18/20	1,100	1,097
5 Honda Auto Receivables 2014-1 Owner Trust	1.040%	2/21/20	1,122	1,117
5 Honda Auto Receivables 2014-2 Owner Trust	1.180%	5/18/20	1,000	996
5 Honda Auto Receivables 2014-3 Owner Trust	1.310%	10/15/20	1,925	1,913
5 Honda Auto Receivables 2015-1 Owner Trust	1.050%	10/15/18	3,325	3,310
5 Honda Auto Receivables 2015-1 Owner Trust	1.320%	11/16/20	2,250	2,233
5 Honda Auto Receivables 2015-2 Owner Trust	1.040%	2/21/19	2,500	2,483
5 Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	1,450	1,438
5 Honda Auto Receivables 2015-3 Owner Trust	1.270%	4/18/19	2,575	2,563
5 Honda Auto Receivables 2015-3 Owner Trust	1.560%	10/18/21	700	694
5 Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	3,605	3,570
5 Honda Auto Receivables 2015-4 Owner Trust	1.440%	1/21/22	900	888
5 Huntington Auto Trust 2015-1	1.240%	9/16/19	3,675	3,658
5 Hyundai Auto Receivables Trust 2012-C	0.730%	6/15/18	1,720	1,718
5 Hyundai Auto Receivables Trust 2013-B	0.710%	9/15/17	668	668
5 Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	1,325	1,324
5 Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	1,730	1,734
5 Hyundai Auto Receivables Trust 2014-A	0.790%	7/16/18	1,421	1,418
5 Hyundai Auto Receivables Trust 2014-B	0.900%	12/17/18	2,913	2,907
5 Hyundai Auto Receivables Trust 2014-B	1.460%	11/15/19	900	896
5 Hyundai Auto Receivables Trust 2015-A	1.370%	7/15/20	1,125	1,114
5 Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	1,225	1,220
5 Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	850	845
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-CIBC11	5.411%	8/12/37	182	182
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.476%	12/15/44	161	160
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CB17	5.429%	12/12/43	7,623	7,754
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CIBC14	5.488%	12/12/44	642	641
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CIBC16	5.593%	5/12/45	4,580	4,677
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP6	5.475%	4/15/43	698	698
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	5.909%	4/15/45	7,558	7,590
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	5.909%	4/15/45	2,360	2,401
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP8	5.440%	5/15/45	1,720	1,748
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC18	5.440%	6/12/47	5,869	6,000
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	5.794%	2/12/51	17,652	18,474
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	5.881%	2/12/51	1,650	1,750

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-LDP11	5.774%	6/15/49	5,610	5,730
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-LDP12	5.882%	2/15/51	6,620	6,853
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C6	3.507%	5/15/45	4,875	5,039
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C8	2.829%	10/15/45	11,975	11,901
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-CIBX	3.483%	6/15/45	3,816	3,980
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-LC9	2.840%	12/15/47	2,250	2,240
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.143%	12/15/47	1,389	1,398
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.372%	12/15/47	1,042	1,049
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.674%	12/15/46	1,250	1,306
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.881%	12/15/46	1,500	1,579
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.166%	12/15/46	2,600	2,767
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.517%	12/15/46	1,250	1,345
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.944%	12/15/46	1,250	1,348
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-LC11	2.960%	4/15/46	1,466	1,458
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	2.872%	7/15/47	1,525	1,557
5 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	3.805%	7/15/47	575	598
5 JPMBB Commercial Mortgage Securities Trust
2013-C12	3.664%	7/15/45	1,982	2,056
5 JPMBB Commercial Mortgage Securities Trust
2013-C12	4.025%	7/15/45	655	688
5 JPMBB Commercial Mortgage Securities Trust
2013-C14	3.761%	8/15/46	990	1,039
5 JPMBB Commercial Mortgage Securities Trust
2013-C14	4.133%	8/15/46	2,640	2,817
5 JPMBB Commercial Mortgage Securities Trust
2013-C14	4.409%	8/15/46	740	791
5 JPMBB Commercial Mortgage Securities Trust
2013-C15	1.233%	11/15/45	791	788
5 JPMBB Commercial Mortgage Securities Trust
2013-C15	2.977%	11/15/45	5,030	5,144
5 JPMBB Commercial Mortgage Securities Trust
2013-C15	3.659%	11/15/45	505	527
5 JPMBB Commercial Mortgage Securities Trust
2013-C15	4.131%	11/15/45	3,520	3,754
5 JPMBB Commercial Mortgage Securities Trust
2013-C15	4.420%	11/15/45	2,010	2,151
5 JPMBB Commercial Mortgage Securities Trust
2013-C17	3.003%	1/15/47	1,550	1,588
5 JPMBB Commercial Mortgage Securities Trust
2013-C17	3.705%	1/15/47	1,163	1,216

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities Trust
2013-C17	4.199%	1/15/47	4,320	4,653
5 JPMBB Commercial Mortgage Securities Trust
2013-C17	4.458%	1/15/47	775	838
5 JPMBB Commercial Mortgage Securities Trust
2013-C17	4.887%	1/15/47	1,163	1,243
5 JPMBB Commercial Mortgage Securities Trust
2014-C18	4.079%	2/15/47	4,338	4,603
5 JPMBB Commercial Mortgage Securities Trust
2014-C18	4.439%	2/15/47	771	823
5 JPMBB Commercial Mortgage Securities Trust
2014-C18	4.810%	2/15/47	935	996
5 JPMBB Commercial Mortgage Securities Trust
2014-C19	3.046%	4/15/47	1,525	1,560
5 JPMBB Commercial Mortgage Securities Trust
2014-C19	3.669%	4/15/47	1,900	1,969
5 JPMBB Commercial Mortgage Securities Trust
2014-C19	3.997%	4/15/47	1,900	1,997
5 JPMBB Commercial Mortgage Securities Trust
2014-C19	4.243%	4/15/47	1,525	1,611
5 JPMBB Commercial Mortgage Securities Trust
2014-C19	4.110%	9/15/47	1,550	1,608
5 JPMBB Commercial Mortgage Securities Trust
2014-C21	3.428%	8/15/47	979	1,001
5 JPMBB Commercial Mortgage Securities Trust
2014-C21	3.775%	8/15/47	950	986
5 JPMBB Commercial Mortgage Securities Trust
2014-C21	3.997%	8/15/47	575	596
5 JPMBB Commercial Mortgage Securities Trust
2014-C22	3.801%	9/15/47	5,850	6,054
5 JPMBB Commercial Mortgage Securities Trust
2014-C23	3.934%	9/15/47	2,919	3,065
5 JPMBB Commercial Mortgage Securities Trust
2014-C23	4.202%	9/15/47	1,722	1,812
5 JPMBB Commercial Mortgage Securities Trust
2014-C24	2.940%	11/15/47	1,900	1,943
5 JPMBB Commercial Mortgage Securities Trust
2014-C24	3.639%	11/15/47	1,525	1,566
5 JPMBB Commercial Mortgage Securities Trust
2014-C24	3.914%	11/15/47	2,750	2,822
5 JPMBB Commercial Mortgage Securities Trust
2014-C25	3.672%	11/15/47	6,825	7,014
5 JPMBB Commercial Mortgage Securities Trust
2014-C25	4.065%	11/15/47	1,900	1,992
5 JPMBB Commercial Mortgage Securities Trust
2014-C26	3.019%	1/15/48	3,750	3,846
5 JPMBB Commercial Mortgage Securities Trust
2014-C26	3.494%	1/15/48	5,525	5,601
5 JPMBB Commercial Mortgage Securities Trust
2014-C26	3.800%	1/15/48	1,875	1,903
5 JPMBB Commercial Mortgage Securities Trust
2014-C26	3.951%	1/15/48	1,875	1,875
5 JPMBB Commercial Mortgage Securities Trust
2015-C27	2.734%	2/15/48	3,000	3,041
5 JPMBB Commercial Mortgage Securities Trust
2015-C27	3.017%	2/15/48	3,763	3,768

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities Trust
2015-C28	2.773%	10/15/48	3,750	3,801
5 JPMBB Commercial Mortgage Securities Trust
2015-C28	3.532%	10/15/48	1,125	1,110
5 JPMBB Commercial Mortgage Securities Trust
2015-C29	2.921%	5/15/48	3,000	3,061
5 JPMBB Commercial Mortgage Securities Trust
2015-C29	3.304%	5/15/48	1,903	1,934
5 JPMBB Commercial Mortgage Securities Trust
2015-C29	3.611%	5/15/48	2,900	2,937
5 JPMBB Commercial Mortgage Securities Trust
2015-C30	3.559%	7/15/48	3,675	3,787
5 JPMBB Commercial Mortgage Securities Trust
2015-C30	3.822%	7/15/48	3,600	3,724
5 JPMBB Commercial Mortgage Securities Trust
2015-C30	4.226%	7/15/48	1,850	1,923
5 JPMBB Commercial Mortgage Securities Trust
2015-C31	3.540%	8/15/48	1,709	1,757
5 JPMBB Commercial Mortgage Securities Trust
2015-C31	3.801%	8/15/48	1,841	1,906
5 JPMBB Commercial Mortgage Securities Trust
2015-C32	3.358%	11/15/48	3,575	3,637
5 JPMBB Commercial Mortgage Securities Trust
2015-C32	3.598%	11/15/48	3,575	3,641
5 JPMBB Commercial Mortgage Securities Trust
2015-C33	3.770%	12/15/48	2,610	2,671
5 JPMCC Commercial Mortgage Securities Trust
2015-JP1	3.914%	1/15/49	2,825	2,911
5 LB-UBS Commercial Mortgage Trust 2006-C1	5.217%	2/15/31	2,062	2,062
5 LB-UBS Commercial Mortgage Trust 2006-C4	5.820%	6/15/38	5,697	5,740
5 LB-UBS Commercial Mortgage Trust 2006-C6	5.372%	9/15/39	9,949	10,077
5 LB-UBS Commercial Mortgage Trust 2006-C6	5.413%	9/15/39	1,176	1,203
5 LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	1,150	1,173
5 LB-UBS Commercial Mortgage Trust 2006-C7	5.378%	11/15/38	1,585	1,621
5 LB-UBS Commercial Mortgage Trust 2007-C2	5.430%	2/15/40	6,335	6,514
5 LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	11,976	12,744
5 LB-UBS Commercial Mortgage Trust 2008-C1	6.087%	4/15/41	11,699	12,502
5 Mercedes-Benz Auto Lease Trust 2015-A	1.210%	10/15/20	5,650	5,627
5 Mercedes-Benz Auto Lease Trust 2015-B	1.340%	7/16/18	1,800	1,792
5 Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	1,075	1,067
5 Mercedes-Benz Auto Receivables Trust 2013-1	0.780%	8/15/17	225	225
5 Mercedes-Benz Auto Receivables Trust 2013-1	1.130%	11/15/19	692	692
5 Mercedes-Benz Auto Receivables Trust 2014-1	0.870%	10/15/18	1,875	1,869
5 Mercedes-Benz Auto Receivables Trust 2014-1	1.310%	11/16/20	600	596
5 Mercedes-Benz Auto Receivables Trust 2015-1	1.340%	12/16/19	2,150	2,137
5 Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	725	720
5 Merrill Lynch Mortgage Trust 2006-C1	5.666%	5/12/39	625	631
5 Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	1,965	2,003
5 Merrill Lynch Mortgage Trust 2007-C1	5.836%	6/12/50	2,345	2,421
5 Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	5,290	5,526
5 ML-CFC Commercial Mortgage Trust 2006-3	5.456%	7/12/46	435	443
5 ML-CFC Commercial Mortgage Trust 2006-4	5.204%	12/12/49	1,225	1,259
5 ML-CFC Commercial Mortgage Trust 2007-5	5.378%	8/12/48	6,708	6,861
5 ML-CFC Commercial Mortgage Trust 2007-7	5.743%	6/12/50	4,551	4,724
5 ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	10,786	11,236

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C5	3.176%	8/15/45	1,600	1,624
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C6	2.858%	11/15/45	4,000	3,978
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C11	4.214%	8/15/46	990	1,059
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C11	4.414%	8/15/46	490	524
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C12	3.001%	10/15/46	2,260	2,315
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C12	4.259%	10/15/46	3,360	3,602
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	2.936%	11/15/46	1,100	1,125
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	4.039%	11/15/46	2,200	2,326
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	4.742%	11/15/46	1,100	1,176
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C7	2.918%	2/15/46	1,707	1,690
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C7	3.214%	2/15/46	341	340
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C8	3.134%	12/15/48	2,100	2,101
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C8	3.376%	12/15/48	1,000	1,006
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C9	3.102%	5/15/46	1,275	1,271
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C9	3.456%	5/15/46	975	980
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	1.250%	2/15/47	833	825
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	2.916%	2/15/47	1,525	1,558
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	3.669%	2/15/47	3,050	3,174
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	4.064%	2/15/47	3,050	3,222
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	4.642%	2/15/47	1,150	1,241
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	2.849%	6/15/47	575	586
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	3.477%	6/15/47	775	795
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	3.892%	6/15/47	2,875	2,996
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	4.324%	6/15/47	1,150	1,185
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C18	3.194%	10/15/47	3,500	3,589
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C18	3.923%	10/15/47	1,000	1,043
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C18	4.444%	10/15/47	1,150	1,214
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C19	3.101%	12/15/47	3,775	3,880

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C19	3.326%	12/15/47	2,000	2,045
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C19	3.526%	12/15/47	3,275	3,317
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C20	3.069%	2/15/48	1,875	1,888
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C20	3.249%	2/15/48	6,650	6,565
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C21	3.338%	3/15/48	1,500	1,490
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C22	3.040%	4/15/48	3,750	3,760
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C22	3.306%	4/15/48	2,950	2,913
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C22	3.883%	4/15/48	1,875	1,856
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C23	2.982%	7/15/50	1,800	1,832
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C23	3.398%	7/15/50	1,050	1,075
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C23	3.719%	7/15/50	3,650	3,729
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C25	3.383%	10/15/48	3,850	3,916
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C25	3.635%	10/15/48	1,975	1,996
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C26	3.323%	10/15/48	2,325	2,364
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C26	3.531%	10/15/48	2,625	2,633
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C27	3.557%	12/15/47	1,800	1,839
5 Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C27	3.753%	12/15/47	2,175	2,218
5 Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	1,066	1,065
5 Morgan Stanley Capital I Trust 2005-TOP17	4.840%	12/13/41	59	59
5 Morgan Stanley Capital I Trust 2005-TOP19	4.985%	6/12/47	166	166
5 Morgan Stanley Capital I Trust 2006-HQ10	5.360%	11/12/41	2,626	2,677
5 Morgan Stanley Capital I Trust 2006-HQ8	5.480%	3/12/44	1,799	1,797
5 Morgan Stanley Capital I Trust 2006-HQ9	5.773%	7/12/44	3,425	3,489
5 Morgan Stanley Capital I Trust 2006-HQ9	5.793%	7/12/44	1,475	1,496
5 Morgan Stanley Capital I Trust 2006-IQ11	5.779%	10/15/42	635	634
5 Morgan Stanley Capital I Trust 2006-IQ11	5.783%	10/15/42	1,750	1,764
5 Morgan Stanley Capital I Trust 2006-IQ11	5.783%	10/15/42	225	226
5 Morgan Stanley Capital I Trust 2006-IQ12	5.332%	12/15/43	7,292	7,413
5 Morgan Stanley Capital I Trust 2006-IQ12	5.370%	12/15/43	1,355	1,395
5 Morgan Stanley Capital I Trust 2006-TOP23	5.847%	8/12/41	775	789
5 Morgan Stanley Capital I Trust 2007-IQ14	5.654%	4/15/49	331	334
5 Morgan Stanley Capital I Trust 2007-IQ14	5.692%	4/15/49	9,610	9,879
5 Morgan Stanley Capital I Trust 2007-IQ15	5.917%	6/11/49	4,176	4,344
5 Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	10,895	11,395
5 Morgan Stanley Capital I Trust 2007-IQ16	6.054%	12/12/49	2,285	2,402
5 Morgan Stanley Capital I Trust 2007-TOP25	5.514%	11/12/49	1,180	1,209
5 Morgan Stanley Capital I Trust 2007-TOP25	5.544%	11/12/49	1,750	1,809
5 Morgan Stanley Capital I Trust 2007-TOP27	5.645%	6/11/42	9,448	9,866
5 Morgan Stanley Capital I Trust 2007-TOP27	5.645%	6/11/42	2,475	2,591

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Morgan Stanley Capital I Trust 2008-TOP29	6.268%	1/11/43	15,889	16,980
5 Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	6,000	6,120
5 Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	1,800	1,868
5 Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	2,525	2,576
5 Nissan Auto Lease Trust 2014-B	1.120%	9/15/17	1,125	1,121
5 Nissan Auto Lease Trust 2015-B	1.540%	4/16/18	2,500	2,491
5 Nissan Auto Lease Trust 2015-B	1.700%	4/15/21	1,625	1,618
5 Nissan Auto Receivables 2013-A Owner Trust	0.500%	5/15/17	174	174
5 Nissan Auto Receivables 2013-B Owner Trust	0.840%	11/15/17	617	617
5 Nissan Auto Receivables 2013-B Owner Trust	1.310%	10/15/19	1,040	1,038
5 Nissan Auto Receivables 2013-C Owner Trust	0.670%	8/15/18	1,149	1,146
5 Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	1,150	1,145
5 Nissan Auto Receivables 2014-A Owner Trust	0.720%	8/15/18	1,076	1,073
5 Nissan Auto Receivables 2014-A Owner Trust	1.340%	8/17/20	1,475	1,466
5 Nissan Auto Receivables 2014-B Owner Trust	1.110%	5/15/19	1,800	1,792
5 Nissan Auto Receivables 2015-B Owner Trust	1.340%	3/16/20	2,125	2,112
5 Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	1,075	1,069
5 Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	1,025	1,016
5 Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	1,750	1,728
5 Royal Bank of Canada	1.200%	9/19/18	11,600	11,521
5 Royal Bank of Canada	2.000%	10/1/19	12,000	12,041
5 Santander Drive Auto Receivables Trust 2013-4	0.870%	1/16/18	274	274
5 Santander Drive Auto Receivables Trust 2013-4	1.590%	10/15/18	2,100	2,100
5 Santander Drive Auto Receivables Trust 2014-2	0.800%	4/16/18	589	589
5 Santander Drive Auto Receivables Trust 2014-3	0.810%	7/16/18	504	504
5 Santander Drive Auto Receivables Trust 2014-4	1.080%	9/17/18	1,950	1,949
5 Synchrony Credit Card Master Note Trust 2014-1	1.610%	11/15/20	2,225	2,216
5 Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	2,200	2,187
5 TIAA Seasoned Commercial Mortgage Trust
2007-C4	5.510%	8/15/39	676	677
5 Toyota Auto Receivables 2013-A Owner Trust	0.550%	1/17/17	101	101
5 Toyota Auto Receivables 2013-A Owner Trust	0.690%	11/15/18	1,160	1,157
5 Toyota Auto Receivables 2014-A Owner Trust	1.180%	6/17/19	850	847
5 Toyota Auto Receivables 2014-B Owner Trust	0.760%	3/15/18	950	948
5 Toyota Auto Receivables 2014-B Owner Trust	1.310%	9/16/19	750	747
5 Toyota Auto Receivables 2015-B Owner Trust	1.270%	5/15/19	5,300	5,286
5 Toyota Auto Receivables 2015-B Owner Trust	1.740%	9/15/20	3,275	3,275
5 Toyota Auto Receivables 2015-C Owner Trust	1.340%	6/17/19	3,050	3,039
5 Toyota Auto Receivables Owner Trust 2015-C	1.690%	12/15/20	3,000	2,994
5 UBS-Barclays Commercial Mortgage Trust
2013-C5	3.185%	3/10/46	2,870	2,918
5 UBS-Barclays Commercial Mortgage Trust
2013-C6	3.244%	4/10/46	1,775	1,792
5 UBS-Barclays Commercial Mortgage Trust
2013-C6	3.469%	4/10/46	700	700
5 USAA Auto Owner Trust 2014-1	0.580%	12/15/17	682	680
5 USAA Auto Owner Trust 2014-1	0.940%	5/15/19	750	748
5 Volkswagen Auto Lease Trust 2014-A	0.800%	4/20/17	629	627
5 Volkswagen Auto Lease Trust 2014-A	0.990%	7/20/18	735	732
5 Volkswagen Auto Loan Enhanced Trust 2013-2	0.700%	4/20/18	746	744
5 Volkswagen Auto Loan Enhanced Trust 2013-2	1.160%	3/20/20	550	546
5 Volkswagen Auto Loan Enhanced Trust 2014-1	0.910%	10/22/18	2,350	2,336
5 Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	1,950	1,918
5 Volkswagen Auto Loan Enhanced Trust 2014-2	1.390%	5/20/21	1,875	1,835
5 Wachovia Bank Commercial Mortgage Trust
Series 2005-C21	5.301%	10/15/44	156	157

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Wachovia Bank Commercial Mortgage Trust
Series 2006-C26	5.962%	6/15/45	475	482
5 Wachovia Bank Commercial Mortgage Trust
Series 2006-C27	5.765%	7/15/45	5,307	5,374
5 Wachovia Bank Commercial Mortgage Trust
Series 2006-C29	5.339%	11/15/48	2,400	2,459
5 Wachovia Bank Commercial Mortgage Trust
Series 2007-C30	5.342%	12/15/43	2,040	2,103
5 Wachovia Bank Commercial Mortgage Trust
Series 2007-C33	5.952%	2/15/51	3,968	4,096
5 Wells Fargo Commercial Mortgage Trust
2012-LC5	2.918%	10/15/45	1,975	1,977
5 Wells Fargo Commercial Mortgage Trust
2014-LC16	2.819%	8/15/50	1,150	1,171
5 Wells Fargo Commercial Mortgage Trust
2014-LC16	3.477%	8/15/50	775	799
5 Wells Fargo Commercial Mortgage Trust
2014-LC16	3.817%	8/15/50	2,700	2,810
5 Wells Fargo Commercial Mortgage Trust
2014-LC16	4.020%	8/15/50	400	416
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	2.954%	12/15/47	2,250	2,300
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.244%	12/15/47	1,400	1,421
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.271%	12/15/47	2,625	2,644
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.405%	12/15/47	3,725	3,750
5 Wells Fargo Commercial Mortgage Trust
2014-LC18	3.808%	12/15/47	1,875	1,890
5 Wells Fargo Commercial Mortgage Trust
2015-C26	2.991%	2/15/48	3,750	3,746
5 Wells Fargo Commercial Mortgage Trust
2015-C26	3.166%	2/15/48	2,075	2,042
5 Wells Fargo Commercial Mortgage Trust
2015-C26	3.580%	2/15/48	1,500	1,491
5 Wells Fargo Commercial Mortgage Trust
2015-C28	3.540%	5/15/48	5,425	5,455
5 Wells Fargo Commercial Mortgage Trust
2015-C28	3.872%	5/15/48	1,040	1,052
5 Wells Fargo Commercial Mortgage Trust
2015-C29	3.400%	6/15/48	3,650	3,695
5 Wells Fargo Commercial Mortgage Trust
2015-LC20	2.978%	4/15/50	1,029	1,025
5 Wells Fargo Commercial Mortgage Trust
2015-LC20	3.719%	4/15/50	1,900	1,821
5 Wells Fargo Commercial Mortgage Trust
2015-LC22	3.571%	9/15/58	1,425	1,469
5 Wells Fargo Commercial Mortgage Trust
2015-LC22	3.839%	9/15/58	2,000	2,081
5 Wells Fargo Commercial Mortgage Trust
2015-LC22	4.207%	9/15/58	1,775	1,846
5 Wells Fargo Commercial Mortgage Trust
2015-NSX1	2.632%	5/15/48	1,600	1,610
5 Wells Fargo Commercial Mortgage Trust
2015-NSX1	2.934%	5/15/48	1,125	1,125

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 Wells Fargo Commercial Mortgage Trust
2015-NSX1	3.148%	5/15/48	1,500	1,468
5 Wells Fargo Commercial Mortgage Trust 2015-P2	3.656%	12/15/48	2,875	2,950
5 Wells Fargo Commercial Mortgage Trust 2015-P2	3.809%	12/15/48	1,800	1,846
5 Wells Fargo Commercial Mortgage Trust
2015-SG1	3.789%	12/15/47	2,400	2,465
5 WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	2,500	2,471
5 WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	3,875	4,008
5 WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	3,511	3,615
5 WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	2,200	2,330
5 WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	1,600	1,600
5 WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	3,300	3,277
5 WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	2,414	2,414
5 WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,045	1,049
5 WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	495	502
5 WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	2,154	2,141
5 WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	421	423
5 WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	3,250	3,293
5 WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	1,725	1,749
5 WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	660	693
5 WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	2,640	2,824
5 WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	660	707
5 WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	2,530	2,602
5 WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,520	1,614
5 WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,520	1,649
5 WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,530	2,762
5 WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	725	741
5 WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	725	757
5 WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	925	975
5 WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	725	771
5 WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	725	772
5 WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	750	767
5 WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	1,500	1,557
5 WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	7,268	7,707
5 WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	375	402
5 WFRBS Commercial Mortgage Trust 2013-C18	4.669%	12/15/46	563	600
5 WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	1,850	1,890
5 WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,100	1,137
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	1,475	1,561
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.630%	3/15/46	375	401
5 WFRBS Commercial Mortgage Trust 2014-C19	1.233%	3/15/47	457	455
5 WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	475	496
5 WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	650	672
5 WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	1,450	1,537
5 WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	475	504
5 WFRBS Commercial Mortgage Trust 2014-C20	3.036%	5/15/47	775	791
5 WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	775	801
5 WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	1,150	1,204
5 WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	1,150	1,211
5 WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	3,000	3,071
5 WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	5,825	5,963
5 WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	1,200	1,234
5 WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	2,054	2,135
5 WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	1,150	1,206
5 WFRBS Commercial Mortgage Trust 2014-C23	4.210%	10/15/57	800	838
5 WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	2,075	2,125

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
5 WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,075	2,119
5 WFRBS Commercial Mortgage Trust 2014-LC14	1.193%	3/15/47	1,041	1,035
5 WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	735	750
5 WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	1,840	1,892
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	4,415	4,687
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	1,840	1,960
5 World Financial Network Credit Card Master Note
Trust Series 2013-A	1.610%	12/15/21	900	896
5 World Omni Auto Receivables Trust 2012-B	0.810%	1/15/19	1,779	1,776
5 World Omni Auto Receivables Trust 2013-B	0.830%	8/15/18	780	779
5 World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	550	547
5 World Omni Auto Receivables Trust 2014-A	0.940%	4/15/19	1,914	1,910
5 World Omni Auto Receivables Trust 2014-A	1.530%	6/15/20	1,925	1,918
5 World Omni Auto Receivables Trust 2014-B	1.140%	1/15/20	2,475	2,464
5 World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	1,000	990
5 World Omni Auto Receivables Trust 2015-B	1.490%	12/15/20	1,775	1,759
5 World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	1,775	1,754
5 World Omni Automobile Lease Securitization
Trust 2013-A	1.100%	12/15/16	639	639
5 World Omni Automobile Lease Securitization
Trust 2014-A	1.160%	9/15/17	1,950	1,949
5 World Omni Automobile Lease Securitization
Trust 2014-A	1.370%	1/15/20	575	575
5 World Omni Automobile Lease Securitization
Trust 2015-A	1.540%	10/15/18	1,800	1,797
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,524,357)				2,554,231
Corporate Bonds (26.4%)
Finance (8.5%)
Banking (5.9%)
Abbey National Treasury Services plc	1.375%	3/13/17	13,265	13,206
Abbey National Treasury Services plc	3.050%	8/23/18	5,700	5,847
Abbey National Treasury Services plc	2.350%	9/10/19	6,200	6,201
Abbey National Treasury Services plc	2.375%	3/16/20	6,300	6,273
Abbey National Treasury Services plc	4.000%	3/13/24	5,000	5,202
American Express Bank FSB	6.000%	9/13/17	11,275	12,074
American Express Centurion Bank	5.950%	6/12/17	650	687
American Express Centurion Bank	6.000%	9/13/17	8,700	9,321
American Express Co.	6.150%	8/28/17	15,715	16,827
American Express Co.	7.000%	3/19/18	14,644	16,228
American Express Co.	1.550%	5/22/18	4,175	4,137
American Express Co.	2.650%	12/2/22	3,375	3,275
American Express Co.	3.625%	12/5/24	6,775	6,696
American Express Co.	4.050%	12/3/42	600	568
American Express Credit Corp.	2.375%	3/24/17	5,700	5,762
American Express Credit Corp.	1.125%	6/5/17	11,500	11,440
American Express Credit Corp.	2.125%	7/27/18	10,700	10,769
American Express Credit Corp.	2.125%	3/18/19	3,625	3,621
American Express Credit Corp.	2.250%	8/15/19	13,275	13,276
American Express Credit Corp.	2.600%	9/14/20	3,000	3,007
Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	12,232	12,230
Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	1,000	997
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	3,450	3,466
Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	2,700	2,673
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	1,600	1,597

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Australia & New Zealand Banking Group Ltd./
New York NY	2.000%	11/16/18	10,000	9,978
Australia & New Zealand Banking Group Ltd./
New York NY	2.700%	11/16/20	10,000	10,030
Australia & New Zealand Banking Group Ltd./
New York NY	3.700%	11/16/25	9,425	9,636
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	8,125	8,088
Bank of America Corp.	5.420%	3/15/17	7,975	8,291
Bank of America Corp.	3.875%	3/22/17	500	513
Bank of America Corp.	5.700%	5/2/17	9,035	9,427
Bank of America Corp.	1.700%	8/25/17	5,400	5,386
Bank of America Corp.	6.400%	8/28/17	20,684	22,161
Bank of America Corp.	6.000%	9/1/17	1,899	2,021
Bank of America Corp.	5.750%	12/1/17	9,369	10,028
Bank of America Corp.	2.000%	1/11/18	26,652	26,623
Bank of America Corp.	6.875%	4/25/18	33,670	37,140
Bank of America Corp.	5.650%	5/1/18	26,030	27,990
Bank of America Corp.	1.750%	6/5/18	11,000	10,931
Bank of America Corp.	6.500%	7/15/18	10,060	11,100
Bank of America Corp.	2.600%	1/15/19	31,975	32,069
Bank of America Corp.	2.650%	4/1/19	11,325	11,350
Bank of America Corp.	7.625%	6/1/19	14,170	16,395
Bank of America Corp.	2.250%	4/21/20	9,700	9,482
Bank of America Corp.	5.625%	7/1/20	10,715	11,888
Bank of America Corp.	2.625%	10/19/20	25,000	24,696
Bank of America Corp.	5.875%	1/5/21	4,890	5,536
Bank of America Corp.	5.000%	5/13/21	4,795	5,239
Bank of America Corp.	5.700%	1/24/22	3,586	4,044
Bank of America Corp.	3.300%	1/11/23	28,350	27,948
Bank of America Corp.	4.100%	7/24/23	8,400	8,687
Bank of America Corp.	4.125%	1/22/24	16,900	17,407
Bank of America Corp.	4.000%	4/1/24	26,000	26,604
Bank of America Corp.	4.200%	8/26/24	19,750	19,777
Bank of America Corp.	4.000%	1/22/25	15,250	14,932
Bank of America Corp.	3.950%	4/21/25	13,500	13,141
Bank of America Corp.	3.875%	8/1/25	18,750	19,027
Bank of America Corp.	4.250%	10/22/26	15,350	15,192
Bank of America Corp.	6.110%	1/29/37	12,712	14,427
Bank of America Corp.	7.750%	5/14/38	11,215	15,187
Bank of America Corp.	5.875%	2/7/42	9,550	11,146
Bank of America Corp.	5.000%	1/21/44	11,500	11,996
Bank of America Corp.	4.875%	4/1/44	4,125	4,256
Bank of America Corp.	4.750%	4/21/45	1,000	962
Bank of America NA	5.300%	3/15/17	18,052	18,777
Bank of America NA	6.100%	6/15/17	1,975	2,091
Bank of America NA	1.650%	3/26/18	29,825	29,621
Bank of America NA	2.050%	12/7/18	12,000	11,954
Bank of America NA	6.000%	10/15/36	6,725	7,945
Bank of Montreal	2.500%	1/11/17	11,125	11,254
Bank of Montreal	1.300%	7/14/17	9,000	8,983
Bank of Montreal	1.400%	9/11/17	2,000	2,000
Bank of Montreal	1.400%	4/10/18	3,750	3,717
Bank of Montreal	2.375%	1/25/19	14,975	15,109
Bank of Montreal	2.550%	11/6/22	3,925	3,881
Bank of New York Mellon Corp.	2.400%	1/17/17	325	328
Bank of New York Mellon Corp.	1.969%	6/20/17	3,200	3,226

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bank of New York Mellon Corp.	1.300%	1/25/18	1,325	1,313
Bank of New York Mellon Corp.	1.350%	3/6/18	11,000	10,964
Bank of New York Mellon Corp.	2.100%	8/1/18	1,548	1,560
Bank of New York Mellon Corp.	2.100%	1/15/19	2,675	2,684
Bank of New York Mellon Corp.	2.200%	3/4/19	7,625	7,651
Bank of New York Mellon Corp.	5.450%	5/15/19	6,645	7,322
Bank of New York Mellon Corp.	2.300%	9/11/19	12,000	12,026
Bank of New York Mellon Corp.	4.600%	1/15/20	6,875	7,444
Bank of New York Mellon Corp.	2.600%	8/17/20	2,750	2,762
Bank of New York Mellon Corp.	2.450%	11/27/20	7,000	6,965
Bank of New York Mellon Corp.	4.150%	2/1/21	1,250	1,345
Bank of New York Mellon Corp.	3.550%	9/23/21	5,700	5,965
Bank of New York Mellon Corp.	3.650%	2/4/24	2,800	2,903
Bank of New York Mellon Corp.	3.400%	5/15/24	2,875	2,921
Bank of New York Mellon Corp.	3.250%	9/11/24	4,050	4,077
Bank of New York Mellon Corp.	3.000%	2/24/25	4,000	3,931
Bank of Nova Scotia	2.550%	1/12/17	6,730	6,823
Bank of Nova Scotia	1.250%	4/11/17	1,540	1,538
Bank of Nova Scotia	1.300%	7/21/17	3,800	3,789
Bank of Nova Scotia	1.375%	12/18/17	4,590	4,574
Bank of Nova Scotia	1.700%	6/11/18	6,920	6,902
Bank of Nova Scotia	2.050%	10/30/18	26,475	26,568
Bank of Nova Scotia	2.050%	6/5/19	5,963	5,949
Bank of Nova Scotia	2.350%	10/21/20	9,800	9,711
Bank of Nova Scotia	4.375%	1/13/21	1,570	1,696
Bank of Nova Scotia	2.800%	7/21/21	17,825	18,051
Bank of Nova Scotia	4.500%	12/16/25	18,950	18,844
Bank One Capital III	8.750%	9/1/30	290	414
Bank One Corp.	7.625%	10/15/26	975	1,237
Bank One Corp.	8.000%	4/29/27	2,500	3,222
Bank One Michigan	8.250%	11/1/24	6,000	7,739
Barclays Bank plc	2.500%	2/20/19	25,906	26,074
Barclays Bank plc	6.750%	5/22/19	3,040	3,471
Barclays Bank plc	5.125%	1/8/20	5,015	5,511
Barclays Bank plc	5.140%	10/14/20	4,745	5,151
Barclays Bank plc	3.750%	5/15/24	5,500	5,599
Barclays plc	2.000%	3/16/18	3,300	3,288
Barclays plc	2.750%	11/8/19	12,225	12,193
Barclays plc	2.875%	6/8/20	4,000	3,994
Barclays plc	4.375%	9/11/24	5,000	4,888
Barclays plc	3.650%	3/16/25	11,900	11,493
Barclays plc	5.250%	8/17/45	7,900	8,039
BB&T Corp.	2.150%	3/22/17	2,850	2,873
BB&T Corp.	4.900%	6/30/17	100	104
BB&T Corp.	1.600%	8/15/17	915	917
BB&T Corp.	1.450%	1/12/18	3,825	3,797
BB&T Corp.	2.050%	6/19/18	3,000	3,015
BB&T Corp.	2.250%	2/1/19	1,800	1,806
BB&T Corp.	6.850%	4/30/19	1,261	1,438
BB&T Corp.	5.250%	11/1/19	3,650	3,991
BB&T Corp.	2.450%	1/15/20	1,250	1,255
BB&T Corp.	3.950%	3/22/22	2,049	2,151
Bear Stearns Cos. LLC	5.550%	1/22/17	5,130	5,331
Bear Stearns Cos. LLC	6.400%	10/2/17	17,650	19,007
Bear Stearns Cos. LLC	7.250%	2/1/18	24,905	27,427
BNP Paribas SA	1.375%	3/17/17	6,000	5,991

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	BNP Paribas SA	2.375%	9/14/17	16,175	16,344
	BNP Paribas SA	2.700%	8/20/18	16,825	17,051
	BNP Paribas SA	2.450%	3/17/19	1,200	1,204
	BNP Paribas SA	2.375%	5/21/20	9,500	9,426
	BNP Paribas SA	5.000%	1/15/21	13,065	14,414
	BNP Paribas SA	3.250%	3/3/23	9,025	8,990
	BNP Paribas SA	4.250%	10/15/24	4,600	4,557
	BPCE SA	1.625%	2/10/17	5,150	5,155
	BPCE SA	1.613%	7/25/17	7,000	6,985
	BPCE SA	2.500%	12/10/18	5,500	5,554
	BPCE SA	2.500%	7/15/19	6,320	6,338
	BPCE SA	2.250%	1/27/20	2,375	2,356
	BPCE SA	4.000%	4/15/24	9,800	10,149
	Branch Banking & Trust Co.	1.050%	12/1/16	225	225
	Branch Banking & Trust Co.	1.350%	10/1/17	10,345	10,334
	Branch Banking & Trust Co.	2.300%	10/15/18	6,000	6,057
	Branch Banking & Trust Co.	2.850%	4/1/21	3,000	3,032
	Branch Banking & Trust Co.	3.625%	9/16/25	9,100	9,185
	Branch Banking & Trust Co.	3.800%	10/30/26	2,800	2,837
	Capital One Bank USA NA	1.300%	6/5/17	4,450	4,416
	Capital One Bank USA NA	2.250%	2/13/19	10,000	9,944
	Capital One Bank USA NA	2.300%	6/5/19	6,750	6,667
	Capital One Bank USA NA	8.800%	7/15/19	6,825	8,135
	Capital One Bank USA NA	3.375%	2/15/23	5,585	5,465
	Capital One Financial Corp.	6.150%	9/1/16	2,825	2,913
	Capital One Financial Corp.	6.750%	9/15/17	1,820	1,958
	Capital One Financial Corp.	2.450%	4/24/19	6,875	6,884
	Capital One Financial Corp.	4.750%	7/15/21	545	591
	Capital One Financial Corp.	3.500%	6/15/23	1,210	1,199
	Capital One Financial Corp.	3.750%	4/24/24	6,900	6,954
	Capital One Financial Corp.	3.200%	2/5/25	7,000	6,769
	Capital One Financial Corp.	4.200%	10/29/25	675	666
	Capital One NA	1.500%	9/5/17	2,400	2,381
	Capital One NA	1.500%	3/22/18	6,075	5,976
	Capital One NA	2.400%	9/5/19	2,850	2,820
	Capital One NA	2.950%	7/23/21	19,000	18,828
5,[8]	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	4,025	4,739
	Citigroup Inc.	5.500%	2/15/17	4,945	5,146
	Citigroup Inc.	1.350%	3/10/17	2,000	1,992
	Citigroup Inc.	1.550%	8/14/17	5,275	5,251
	Citigroup Inc.	6.000%	8/15/17	1,296	1,386
	Citigroup Inc.	6.125%	11/21/17	8,065	8,684
	Citigroup Inc.	1.850%	11/24/17	12,000	11,986
	Citigroup Inc.	1.800%	2/5/18	6,425	6,396
	Citigroup Inc.	1.700%	4/27/18	10,000	9,905
	Citigroup Inc.	1.750%	5/1/18	7,575	7,502
	Citigroup Inc.	6.125%	5/15/18	4,962	5,412
	Citigroup Inc.	2.150%	7/30/18	10,500	10,493
	Citigroup Inc.	2.500%	9/26/18	10,875	10,956
	Citigroup Inc.	2.050%	12/7/18	45,000	44,689
	Citigroup Inc.	2.550%	4/8/19	30,000	30,197
	Citigroup Inc.	2.500%	7/29/19	10,975	10,946
	Citigroup Inc.	2.400%	2/18/20	6,000	5,928
	Citigroup Inc.	5.375%	8/9/20	5,564	6,193
	Citigroup Inc.	2.650%	10/26/20	11,000	10,897
	Citigroup Inc.	4.500%	1/14/22	14,300	15,311

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Citigroup Inc.	4.050%	7/30/22	4,050	4,137
Citigroup Inc.	3.500%	5/15/23	15,425	15,198
Citigroup Inc.	3.875%	10/25/23	4,880	5,041
Citigroup Inc.	3.750%	6/16/24	2,450	2,494
Citigroup Inc.	4.000%	8/5/24	5,525	5,473
Citigroup Inc.	3.875%	3/26/25	7,200	7,011
Citigroup Inc.	3.300%	4/27/25	7,150	7,020
Citigroup Inc.	4.400%	6/10/25	30,200	30,501
Citigroup Inc.	5.500%	9/13/25	6,025	6,538
Citigroup Inc.	4.450%	9/29/27	15,900	15,798
Citigroup Inc.	6.625%	1/15/28	2,700	3,282
Citigroup Inc.	6.625%	6/15/32	1,125	1,327
Citigroup Inc.	6.000%	10/31/33	2,700	3,026
Citigroup Inc.	6.125%	8/25/36	7,118	8,041
Citigroup Inc.	8.125%	7/15/39	12,924	18,472
Citigroup Inc.	5.875%	1/30/42	4,264	4,892
Citigroup Inc.	6.675%	9/13/43	4,000	4,907
Citigroup Inc.	4.950%	11/7/43	10,300	10,811
Citigroup Inc.	5.300%	5/6/44	7,725	8,025
Citigroup Inc.	4.650%	7/30/45	5,000	5,064
Citizens Bank NA	1.600%	12/4/17	3,000	2,971
Citizens Bank NA	2.450%	12/4/19	3,100	3,050
Citizens Bank NA/Providence RI	2.300%	12/3/18	4,225	4,220
Citizens Financial Group Inc.	4.300%	12/3/25	4,000	4,016
Comerica Bank	5.200%	8/22/17	2,550	2,680
Comerica Bank	4.000%	7/27/25	1,750	1,775
Comerica Inc.	2.125%	5/23/19	800	793
Commonwealth Bank of Australia	1.400%	9/8/17	6,825	6,824
Commonwealth Bank of Australia	1.900%	9/18/17	2,000	2,010
Commonwealth Bank of Australia	1.625%	3/12/18	23,500	23,437
Commonwealth Bank of Australia	2.500%	9/20/18	4,000	4,061
Commonwealth Bank of Australia	1.750%	11/2/18	5,525	5,489
Commonwealth Bank of Australia	2.250%	3/13/19	2,000	2,006
Commonwealth Bank of Australia	2.300%	9/6/19	3,600	3,592
Commonwealth Bank of Australia	2.400%	11/2/20	7,500	7,428
8 Commonwealth Bank of Australia	4.500%	12/9/25	6,500	6,428
Compass Bank	1.850%	9/29/17	2,000	1,983
Compass Bank	6.400%	10/1/17	1,940	2,046
Compass Bank	2.750%	9/29/19	1,750	1,733
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA	3.375%	1/19/17	14,150	14,442
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA	2.250%	1/14/19	18,700	18,780
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA	2.250%	1/14/20	12,500	12,422
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA	4.500%	1/11/21	11,965	13,031
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA	3.875%	2/8/22	7,275	7,656
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA	3.950%	11/9/22	6,000	6,054
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA	4.625%	12/1/23	13,525	14,083
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA	3.375%	5/21/25	14,475	14,331

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA	4.375%	8/4/25	1,650	1,670
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA	5.250%	5/24/41	9,715	10,981
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA	5.750%	12/1/43	7,925	8,797
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA	5.250%	8/4/45	3,700	3,870
Credit Suisse	1.375%	5/26/17	21,550	21,441
Credit Suisse	6.000%	2/15/18	15,314	16,458
Credit Suisse	1.700%	4/27/18	21,500	21,338
Credit Suisse	2.300%	5/28/19	26,025	26,052
Credit Suisse	5.300%	8/13/19	8,400	9,273
Credit Suisse	5.400%	1/14/20	5,975	6,543
Credit Suisse	3.000%	10/29/21	4,600	4,588
Credit Suisse	3.625%	9/9/24	10,775	10,850
8 Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	10,100	10,070
8 Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	4,750	4,630
8 Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	8,800	8,667
Credit Suisse USA Inc.	5.375%	3/2/16	680	685
Credit Suisse USA Inc.	7.125%	7/15/32	4,885	6,281
Deutsche Bank AG	1.400%	2/13/17	1,100	1,093
Deutsche Bank AG	6.000%	9/1/17	14,463	15,324
Deutsche Bank AG	1.875%	2/13/18	8,100	8,051
Deutsche Bank AG	2.500%	2/13/19	18,250	18,351
Deutsche Bank AG	2.950%	8/20/20	10,500	10,503
Deutsche Bank AG	3.700%	5/30/24	4,550	4,540
Discover Bank	2.000%	2/21/18	9,970	9,903
Discover Bank	2.600%	11/13/18	2,000	2,001
Discover Bank	7.000%	4/15/20	1,350	1,538
Discover Bank	3.200%	8/9/21	1,400	1,392
Discover Bank	4.200%	8/8/23	8,150	8,282
Discover Bank	4.250%	3/13/26	2,175	2,191
Discover Financial Services	6.450%	6/12/17	325	344
Discover Financial Services	5.200%	4/27/22	950	1,016
Discover Financial Services	3.850%	11/21/22	5,630	5,589
Discover Financial Services	3.750%	3/4/25	3,600	3,459
Fifth Third Bancorp	4.500%	6/1/18	425	447
Fifth Third Bancorp	2.300%	3/1/19	4,000	4,004
Fifth Third Bancorp	3.500%	3/15/22	6,025	6,132
Fifth Third Bancorp	4.300%	1/16/24	7,050	7,223
Fifth Third Bancorp	8.250%	3/1/38	5,771	8,079
Fifth Third Bank	1.450%	2/28/18	4,400	4,353
Fifth Third Bank	2.150%	8/20/18	7,000	7,004
Fifth Third Bank	2.375%	4/25/19	10,000	10,002
First Horizon National Corp.	3.500%	12/15/20	2,100	2,079
First Niagara Financial Group Inc.	6.750%	3/19/20	2,300	2,615
FirstMerit Bank NA	4.270%	11/25/26	4,150	4,146
FirstMerit Corp.	4.350%	2/4/23	4,950	5,037
Goldman Sachs Capital I	6.345%	2/15/34	8,175	9,614
Goldman Sachs Group Inc.	5.625%	1/15/17	6,770	7,027
Goldman Sachs Group Inc.	6.250%	9/1/17	12,380	13,253
Goldman Sachs Group Inc.	5.950%	1/18/18	19,933	21,442
Goldman Sachs Group Inc.	2.375%	1/22/18	22,892	23,083
Goldman Sachs Group Inc.	6.150%	4/1/18	23,975	26,032
Goldman Sachs Group Inc.	2.900%	7/19/18	26,586	27,105

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	2.625%	1/31/19	18,000	18,145
Goldman Sachs Group Inc.	7.500%	2/15/19	19,330	22,054
Goldman Sachs Group Inc.	2.550%	10/23/19	18,500	18,487
Goldman Sachs Group Inc.	5.375%	3/15/20	23,140	25,434
Goldman Sachs Group Inc.	2.600%	4/23/20	5,150	5,138
Goldman Sachs Group Inc.	6.000%	6/15/20	22,270	25,178
Goldman Sachs Group Inc.	2.750%	9/15/20	6,775	6,764
Goldman Sachs Group Inc.	5.250%	7/27/21	17,950	19,860
Goldman Sachs Group Inc.	5.750%	1/24/22	32,850	37,346
Goldman Sachs Group Inc.	3.625%	1/22/23	9,700	9,811
Goldman Sachs Group Inc.	4.000%	3/3/24	24,000	24,638
Goldman Sachs Group Inc.	3.850%	7/8/24	4,525	4,617
Goldman Sachs Group Inc.	3.500%	1/23/25	8,125	7,970
Goldman Sachs Group Inc.	4.250%	10/21/25	7,750	7,694
Goldman Sachs Group Inc.	5.950%	1/15/27	5,945	6,589
Goldman Sachs Group Inc.	6.125%	2/15/33	7,690	8,987
Goldman Sachs Group Inc.	6.450%	5/1/36	10,750	12,116
Goldman Sachs Group Inc.	6.750%	10/1/37	34,915	40,796
Goldman Sachs Group Inc.	6.250%	2/1/41	14,805	17,670
Goldman Sachs Group Inc.	4.800%	7/8/44	16,675	16,648
Goldman Sachs Group Inc.	5.150%	5/22/45	20,600	19,990
Goldman Sachs Group Inc.	4.750%	10/21/45	5,000	4,968
HSBC Bank USA NA	4.875%	8/24/20	9,025	9,854
HSBC Bank USA NA	5.875%	11/1/34	3,875	4,481
HSBC Bank USA NA	5.625%	8/15/35	3,950	4,452
HSBC Bank USA NA	7.000%	1/15/39	7,226	9,061
HSBC Holdings plc	5.100%	4/5/21	14,020	15,559
HSBC Holdings plc	4.875%	1/14/22	2,625	2,864
HSBC Holdings plc	4.000%	3/30/22	11,725	12,305
HSBC Holdings plc	4.250%	3/14/24	7,500	7,515
HSBC Holdings plc	4.250%	8/18/25	5,000	4,996
HSBC Holdings plc	7.625%	5/17/32	575	736
HSBC Holdings plc	7.350%	11/27/32	600	745
HSBC Holdings plc	6.500%	5/2/36	16,015	19,073
HSBC Holdings plc	6.500%	9/15/37	16,215	19,404
HSBC Holdings plc	6.800%	6/1/38	3,975	4,918
HSBC Holdings plc	6.100%	1/14/42	4,075	5,132
HSBC Holdings plc	5.250%	3/14/44	12,800	13,235
HSBC USA Inc.	1.300%	6/23/17	400	398
HSBC USA Inc.	1.500%	11/13/17	4,500	4,476
HSBC USA Inc.	1.625%	1/16/18	11,975	11,916
HSBC USA Inc.	2.000%	8/7/18	4,000	3,995
HSBC USA Inc.	2.625%	9/24/18	9,670	9,802
HSBC USA Inc.	2.250%	6/23/19	1,000	995
HSBC USA Inc.	2.375%	11/13/19	9,500	9,467
HSBC USA Inc.	2.350%	3/5/20	13,200	13,066
HSBC USA Inc.	2.750%	8/7/20	3,000	3,004
HSBC USA Inc.	5.000%	9/27/20	4,855	5,293
HSBC USA Inc.	3.500%	6/23/24	11,425	11,458
Huntington Bancshares Inc.	2.600%	8/2/18	1,100	1,101
Huntington Bancshares Inc.	7.000%	12/15/20	6,800	7,922
Huntington National Bank	1.375%	4/24/17	8,450	8,401
Huntington National Bank	2.000%	6/30/18	4,250	4,224
Huntington National Bank	2.200%	11/6/18	5,500	5,484
Huntington National Bank	2.200%	4/1/19	925	916
Huntington National Bank	2.400%	4/1/20	3,600	3,542

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Huntington National Bank	2.875%	8/20/20	4,000	3,972
Intesa Sanpaolo SPA	2.375%	1/13/17	3,475	3,486
Intesa Sanpaolo SPA	3.875%	1/16/18	4,775	4,891
Intesa Sanpaolo SPA	3.875%	1/15/19	14,120	14,535
Intesa Sanpaolo SPA	5.250%	1/12/24	5,975	6,365
JPMorgan Chase & Co.	1.350%	2/15/17	8,750	8,731
JPMorgan Chase & Co.	6.125%	6/27/17	3,275	3,467
JPMorgan Chase & Co.	2.000%	8/15/17	8,750	8,792
JPMorgan Chase & Co.	6.000%	1/15/18	24,967	26,921
JPMorgan Chase & Co.	1.800%	1/25/18	2,450	2,446
JPMorgan Chase & Co.	1.700%	3/1/18	11,350	11,294
JPMorgan Chase & Co.	1.625%	5/15/18	13,325	13,233
JPMorgan Chase & Co.	2.350%	1/28/19	9,125	9,141
JPMorgan Chase & Co.	6.300%	4/23/19	16,210	18,148
JPMorgan Chase & Co.	2.200%	10/22/19	13,700	13,602
JPMorgan Chase & Co.	2.250%	1/23/20	21,375	21,131
JPMorgan Chase & Co.	4.950%	3/25/20	1,040	1,131
JPMorgan Chase & Co.	2.750%	6/23/20	15,000	15,032
JPMorgan Chase & Co.	4.400%	7/22/20	10,795	11,537
JPMorgan Chase & Co.	4.250%	10/15/20	16,350	17,343
JPMorgan Chase & Co.	2.550%	10/29/20	13,750	13,628
JPMorgan Chase & Co.	4.625%	5/10/21	1,140	1,232
JPMorgan Chase & Co.	4.350%	8/15/21	15,840	16,861
JPMorgan Chase & Co.	4.500%	1/24/22	20,100	21,641
JPMorgan Chase & Co.	3.250%	9/23/22	24,350	24,495
JPMorgan Chase & Co.	3.200%	1/25/23	17,325	17,238
JPMorgan Chase & Co.	3.375%	5/1/23	9,300	9,102
JPMorgan Chase & Co.	3.875%	2/1/24	28,025	28,698
JPMorgan Chase & Co.	3.625%	5/13/24	9,825	9,941
JPMorgan Chase & Co.	3.875%	9/10/24	19,875	19,780
JPMorgan Chase & Co.	3.125%	1/23/25	18,895	18,378
JPMorgan Chase & Co.	3.900%	7/15/25	18,900	19,369
JPMorgan Chase & Co.	4.125%	12/15/26	17,400	17,362
JPMorgan Chase & Co.	4.250%	10/1/27	1,600	1,590
JPMorgan Chase & Co.	6.400%	5/15/38	14,865	18,696
JPMorgan Chase & Co.	5.500%	10/15/40	5,975	6,764
JPMorgan Chase & Co.	5.600%	7/15/41	6,300	7,261
JPMorgan Chase & Co.	5.400%	1/6/42	3,125	3,512
JPMorgan Chase & Co.	5.625%	8/16/43	8,560	9,247
JPMorgan Chase & Co.	4.850%	2/1/44	3,425	3,649
JPMorgan Chase & Co.	4.950%	6/1/45	8,450	8,449
JPMorgan Chase Bank NA	6.000%	10/1/17	16,524	17,683
KeyBank NA	1.650%	2/1/18	11,150	11,106
KeyBank NA	1.700%	6/1/18	2,050	2,036
KeyBank NA	2.500%	12/15/19	2,000	2,003
KeyBank NA	2.250%	3/16/20	2,000	1,976
KeyBank NA	3.300%	6/1/25	2,500	2,472
KeyCorp	2.300%	12/13/18	3,025	3,028
KeyCorp	5.100%	3/24/21	8,490	9,311
Lloyds Bank plc	4.200%	3/28/17	4,950	5,105
Lloyds Bank plc	1.750%	3/16/18	3,550	3,541
Lloyds Bank plc	1.750%	5/14/18	2,850	2,844
Lloyds Bank plc	2.300%	11/27/18	13,850	13,900
Lloyds Bank plc	2.350%	9/5/19	5,000	4,998
Lloyds Bank plc	2.400%	3/17/20	1,750	1,737
Lloyds Bank plc	6.375%	1/21/21	5,500	6,463

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lloyds Bank plc	3.500%	5/14/25	7,000	7,039
Lloyds Banking Group plc	4.500%	11/4/24	3,300	3,338
8 Lloyds Banking Group plc	5.300%	12/1/45	1,500	1,522
Manufacturers & Traders Trust Co.	1.400%	7/25/17	3,250	3,234
Manufacturers & Traders Trust Co.	6.625%	12/4/17	2,475	2,687
Manufacturers & Traders Trust Co.	2.300%	1/30/19	11,000	11,017
Manufacturers & Traders Trust Co.	2.250%	7/25/19	11,000	10,948
Manufacturers & Traders Trust Co.	2.100%	2/6/20	3,200	3,142
Manufacturers & Traders Trust Co.	2.900%	2/6/25	5,295	5,126
Morgan Stanley	5.750%	10/18/16	4,200	4,346
Morgan Stanley	5.450%	1/9/17	3,215	3,337
Morgan Stanley	4.750%	3/22/17	9,990	10,346
Morgan Stanley	5.550%	4/27/17	12,000	12,580
Morgan Stanley	6.250%	8/28/17	550	589
Morgan Stanley	5.950%	12/28/17	11,865	12,759
Morgan Stanley	1.875%	1/5/18	8,250	8,242
Morgan Stanley	6.625%	4/1/18	11,865	12,997
Morgan Stanley	2.125%	4/25/18	27,475	27,517
Morgan Stanley	2.200%	12/7/18	1,900	1,900
Morgan Stanley	2.500%	1/24/19	28,575	28,676
Morgan Stanley	7.300%	5/13/19	26,085	29,979
Morgan Stanley	2.375%	7/23/19	28,700	28,609
Morgan Stanley	5.625%	9/23/19	11,455	12,623
Morgan Stanley	5.500%	1/26/20	15,250	16,813
Morgan Stanley	2.650%	1/27/20	11,774	11,716
Morgan Stanley	2.800%	6/16/20	12,350	12,397
Morgan Stanley	5.500%	7/24/20	2,150	2,397
Morgan Stanley	5.750%	1/25/21	12,940	14,546
Morgan Stanley	5.500%	7/28/21	3,175	3,555
Morgan Stanley	4.875%	11/1/22	12,125	12,893
Morgan Stanley	3.750%	2/25/23	10,400	10,655
Morgan Stanley	4.100%	5/22/23	15,975	16,116
Morgan Stanley	3.875%	4/29/24	8,590	8,758
Morgan Stanley	3.700%	10/23/24	15,850	15,861
Morgan Stanley	4.000%	7/23/25	2,810	2,895
Morgan Stanley	5.000%	11/24/25	13,250	14,066
Morgan Stanley	6.250%	8/9/26	8,800	10,329
Morgan Stanley	4.350%	9/8/26	11,075	11,037
Morgan Stanley	3.950%	4/23/27	9,000	8,736
Morgan Stanley	7.250%	4/1/32	6,895	9,033
Morgan Stanley	6.375%	7/24/42	15,075	18,747
Morgan Stanley	4.300%	1/27/45	13,925	13,193
MUFG Americas Holdings Corp.	1.625%	2/9/18	4,950	4,896
MUFG Americas Holdings Corp.	2.250%	2/10/20	6,650	6,553
MUFG Americas Holdings Corp.	3.500%	6/18/22	5,400	5,500
MUFG Americas Holdings Corp.	3.000%	2/10/25	3,350	3,195
MUFG Union Bank NA	5.950%	5/11/16	1,375	1,398
MUFG Union Bank NA	2.125%	6/16/17	1,800	1,812
MUFG Union Bank NA	2.625%	9/26/18	13,800	13,937
MUFG Union Bank NA	2.250%	5/6/19	2,375	2,374
Murray Street Investment Trust I	4.647%	3/9/17	6,300	6,502
National Australia Bank Ltd.	2.750%	3/9/17	6,165	6,268
National Australia Bank Ltd.	2.300%	7/25/18	3,225	3,247
National Australia Bank Ltd.	2.625%	7/23/20	4,100	4,125
National Australia Bank Ltd.	3.000%	1/20/23	3,450	3,424
National Bank of Canada	1.450%	11/7/17	2,200	2,185

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
National City Bank	5.800%	6/7/17	2,055	2,172
National City Corp.	6.875%	5/15/19	4,465	5,044
Northern Trust Co.	6.500%	8/15/18	425	473
Northern Trust Corp.	3.450%	11/4/20	3,000	3,130
Northern Trust Corp.	2.375%	8/2/22	5,550	5,445
Northern Trust Corp.	3.950%	10/30/25	8,750	9,126
People’s United Bank	4.000%	7/15/24	3,000	2,962
People’s United Financial Inc.	3.650%	12/6/22	2,945	2,922
PNC Bank NA	1.150%	11/1/16	1,250	1,250
PNC Bank NA	4.875%	9/21/17	3,575	3,738
PNC Bank NA	1.500%	10/18/17	8,700	8,692
PNC Bank NA	6.000%	12/7/17	1,950	2,089
PNC Bank NA	1.500%	2/23/18	8,925	8,870
PNC Bank NA	1.600%	6/1/18	5,650	5,607
PNC Bank NA	1.850%	7/20/18	3,000	2,994
PNC Bank NA	1.800%	11/5/18	8,500	8,457
PNC Bank NA	2.200%	1/28/19	6,475	6,492
PNC Bank NA	2.250%	7/2/19	3,700	3,710
PNC Bank NA	2.400%	10/18/19	6,700	6,737
PNC Bank NA	2.300%	6/1/20	5,250	5,198
PNC Bank NA	2.600%	7/21/20	2,000	2,002
PNC Bank NA	2.450%	11/5/20	6,000	5,957
PNC Bank NA	2.700%	11/1/22	6,251	6,068
PNC Bank NA	2.950%	1/30/23	4,500	4,371
PNC Bank NA	3.300%	10/30/24	4,950	4,965
PNC Bank NA	2.950%	2/23/25	6,750	6,518
PNC Bank NA	4.200%	11/1/25	6,400	6,747
PNC Financial Services Group Inc.	2.854%	11/9/22	2,875	2,835
PNC Financial Services Group Inc.	3.900%	4/29/24	15,500	15,876
PNC Funding Corp.	5.625%	2/1/17	325	338
PNC Funding Corp.	6.700%	6/10/19	6,475	7,414
PNC Funding Corp.	5.125%	2/8/20	5,700	6,274
PNC Funding Corp.	4.375%	8/11/20	6,975	7,512
PNC Funding Corp.	3.300%	3/8/22	3,500	3,563
Regions Bank	7.500%	5/15/18	987	1,099
Regions Bank	6.450%	6/26/37	1,329	1,573
Regions Financial Corp.	2.000%	5/15/18	7,000	6,937
Regions Financial Corp.	7.375%	12/10/37	7,000	8,784
Royal Bank of Canada	1.200%	1/23/17	12,400	12,395
Royal Bank of Canada	1.000%	4/27/17	5,000	4,978
Royal Bank of Canada	1.250%	6/16/17	5,700	5,683
Royal Bank of Canada	1.400%	10/13/17	3,150	3,149
Royal Bank of Canada	1.500%	1/16/18	7,000	6,975
Royal Bank of Canada	2.200%	7/27/18	11,875	11,987
Royal Bank of Canada	1.800%	7/30/18	8,000	7,976
Royal Bank of Canada	2.000%	12/10/18	5,700	5,711
Royal Bank of Canada	2.200%	9/23/19	24,550	24,558
Royal Bank of Canada	2.100%	10/14/20	35,000	34,431
Royal Bank of Canada	2.350%	10/30/20	15,500	15,330
Royal Bank of Scotland Group plc	1.875%	3/31/17	3,400	3,387
Royal Bank of Scotland Group plc	6.400%	10/21/19	10,030	11,094
Santander Bank NA	2.000%	1/12/18	2,950	2,929
Santander Bank NA	8.750%	5/30/18	425	480
Santander Holdings USA Inc.	3.450%	8/27/18	5,325	5,411
Santander Holdings USA Inc.	2.650%	4/17/20	1,000	976
Santander Holdings USA Inc.	4.500%	7/17/25	3,425	3,483

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Santander Issuances SAU	5.179%	11/19/25	14,700	14,354
Santander UK Group Holdings plc	2.875%	10/16/20	9,000	8,937
Societe Generale SA	2.625%	10/1/18	12,050	12,185
State Street Bank & Trust Co.	5.250%	10/15/18	2,579	2,804
State Street Corp.	4.956%	3/15/18	868	911
State Street Corp.	2.550%	8/18/20	300	304
State Street Corp.	4.375%	3/7/21	1,235	1,341
State Street Corp.	3.100%	5/15/23	11,175	11,022
State Street Corp.	3.700%	11/20/23	6,950	7,214
State Street Corp.	3.300%	12/16/24	2,500	2,523
State Street Corp.	3.550%	8/18/25	10,811	11,149
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	200	200
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	575	574
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	5,350	5,313
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	6,925	6,923
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	2,750	2,723
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	7,025	7,090
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	5,250	5,221
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	4,025	4,028
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	5,500	5,461
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	750	746
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	2,500	2,476
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	2,675	2,684
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	543
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	5,350	5,573
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	6,125	6,351
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	2,650	2,631
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	2,500	2,544
SunTrust Bank	7.250%	3/15/18	1,200	1,326
SunTrust Bank	2.750%	5/1/23	2,150	2,053
SunTrust Banks Inc.	3.500%	1/20/17	4,070	4,146
SunTrust Banks Inc.	6.000%	9/11/17	2,550	2,714
SunTrust Banks Inc.	2.350%	11/1/18	6,575	6,606
SunTrust Banks Inc.	2.500%	5/1/19	2,700	2,711
SVB Financial Group	3.500%	1/29/25	2,100	2,007
Svenska Handelsbanken AB	2.875%	4/4/17	10,975	11,166
Svenska Handelsbanken AB	1.625%	3/21/18	10,975	10,924
Svenska Handelsbanken AB	2.500%	1/25/19	6,250	6,330
Svenska Handelsbanken AB	2.250%	6/17/19	7,300	7,309
Svenska Handelsbanken AB	2.400%	10/1/20	6,350	6,304
Synchrony Financial	1.875%	8/15/17	800	797
Synchrony Financial	2.600%	1/15/19	5,700	5,679
Synchrony Financial	3.000%	8/15/19	5,050	5,047
Synchrony Financial	2.700%	2/3/20	3,275	3,216
Synchrony Financial	3.750%	8/15/21	3,500	3,502
Synchrony Financial	4.250%	8/15/24	17,700	17,473
Synchrony Financial	4.500%	7/23/25	8,350	8,331
Toronto-Dominion Bank	1.125%	5/2/17	7,750	7,730
Toronto-Dominion Bank	1.625%	3/13/18	8,300	8,295
Toronto-Dominion Bank	1.400%	4/30/18	11,054	10,981
Toronto-Dominion Bank	1.750%	7/23/18	20,450	20,455
Toronto-Dominion Bank	2.625%	9/10/18	10,000	10,228
Toronto-Dominion Bank	2.125%	7/2/19	4,600	4,608
Toronto-Dominion Bank	2.250%	11/5/19	13,000	13,000
Toronto-Dominion Bank	2.500%	12/14/20	5,000	4,990
UBS AG	1.375%	6/1/17	7,350	7,317

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
UBS AG	1.375%	8/14/17	14,025	13,932
UBS AG	5.875%	12/20/17	860	928
UBS AG	1.800%	3/26/18	5,000	4,994
UBS AG	5.750%	4/25/18	3,265	3,539
UBS AG	2.375%	8/14/19	19,000	19,017
UBS AG	2.350%	3/26/20	3,700	3,694
UBS AG	4.875%	8/4/20	875	963
US Bancorp	1.650%	5/15/17	6,650	6,676
US Bancorp	1.950%	11/15/18	3,725	3,748
US Bancorp	4.125%	5/24/21	4,615	4,984
US Bancorp	3.000%	3/15/22	4,225	4,294
US Bancorp	2.950%	7/15/22	11,275	11,215
US Bancorp	3.700%	1/30/24	11,050	11,552
US Bancorp	3.600%	9/11/24	1,375	1,398
US Bank NA	1.100%	1/30/17	3,350	3,347
US Bank NA	1.350%	1/26/18	3,400	3,388
US Bank NA	2.125%	10/28/19	9,800	9,784
US Bank NA	2.800%	1/27/25	7,500	7,306
Wachovia Bank NA	5.850%	2/1/37	11,025	13,120
Wachovia Corp.	5.750%	6/15/17	6,570	6,958
Wachovia Corp.	5.750%	2/1/18	14,665	15,844
Wachovia Corp.	6.605%	10/1/25	825	979
Wachovia Corp.	5.500%	8/1/35	1,775	1,960
Wachovia Corp.	6.550%	10/15/35	250	301
Wells Fargo & Co.	2.625%	12/15/16	5,100	5,171
Wells Fargo & Co.	2.100%	5/8/17	3,625	3,661
Wells Fargo & Co.	1.150%	6/2/17	7,675	7,650
Wells Fargo & Co.	1.400%	9/8/17	7,825	7,801
Wells Fargo & Co.	5.625%	12/11/17	20,451	21,947
Wells Fargo & Co.	1.500%	1/16/18	6,300	6,274
Wells Fargo & Co.	2.150%	1/15/19	9,250	9,299
Wells Fargo & Co.	2.125%	4/22/19	12,850	12,861
Wells Fargo & Co.	2.150%	1/30/20	9,625	9,551
Wells Fargo & Co.	2.600%	7/22/20	22,850	22,851
Wells Fargo & Co.	2.550%	12/7/20	10,375	10,290
Wells Fargo & Co.	3.000%	1/22/21	8,000	8,121
Wells Fargo & Co.	4.600%	4/1/21	15,140	16,482
Wells Fargo & Co.	3.500%	3/8/22	18,200	18,729
Wells Fargo & Co.	3.450%	2/13/23	12,075	12,082
Wells Fargo & Co.	4.125%	8/15/23	18,350	18,985
Wells Fargo & Co.	4.480%	1/16/24	10,000	10,523
Wells Fargo & Co.	3.300%	9/9/24	9,250	9,181
Wells Fargo & Co.	3.000%	2/19/25	4,675	4,515
Wells Fargo & Co.	3.550%	9/29/25	13,000	13,095
Wells Fargo & Co.	4.100%	6/3/26	13,650	13,776
Wells Fargo & Co.	4.300%	7/22/27	11,800	12,026
Wells Fargo & Co.	5.375%	2/7/35	3,825	4,378
Wells Fargo & Co.	5.375%	11/2/43	12,379	13,225
Wells Fargo & Co.	5.606%	1/15/44	7,500	8,301
Wells Fargo & Co.	4.650%	11/4/44	14,475	14,091
Wells Fargo & Co.	3.900%	5/1/45	11,325	10,343
Wells Fargo & Co.	4.900%	11/17/45	11,025	11,058
Wells Fargo Bank NA	6.000%	11/15/17	2,975	3,208
Wells Fargo Bank NA	5.950%	8/26/36	2,700	3,210
Wells Fargo Bank NA	6.600%	1/15/38	9,695	12,520
5 Wells Fargo Capital X	5.950%	12/1/86	3,500	3,531

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Westpac Banking Corp.	1.200%	5/19/17	6,300	6,283
Westpac Banking Corp.	2.000%	8/14/17	4,750	4,780
Westpac Banking Corp.	1.500%	12/1/17	14,375	14,368
Westpac Banking Corp.	1.600%	1/12/18	4,210	4,203
Westpac Banking Corp.	2.250%	7/30/18	8,400	8,458
Westpac Banking Corp.	1.950%	11/23/18	5,000	4,992
Westpac Banking Corp.	2.250%	1/17/19	14,300	14,332
Westpac Banking Corp.	4.875%	11/19/19	9,420	10,283
Westpac Banking Corp.	2.600%	11/23/20	16,000	15,990

Brokerage (0.2%)
Affiliated Managers Group Inc.	4.250%	2/15/24	2,800	2,827
Affiliated Managers Group Inc.	3.500%	8/1/25	4,600	4,373
Ameriprise Financial Inc.	4.000%	10/15/23	3,150	3,252
Ameriprise Financial Inc.	3.700%	10/15/24	4,500	4,557
Apollo Investment Corp.	5.250%	3/3/25	1,100	1,060
BGC Partners Inc.	5.375%	12/9/19	500	514
BlackRock Inc.	6.250%	9/15/17	125	135
BlackRock Inc.	4.250%	5/24/21	5,775	6,242
BlackRock Inc.	3.375%	6/1/22	7,250	7,463
BlackRock Inc.	3.500%	3/18/24	7,650	7,825
Brookfield Asset Management Inc.	4.000%	1/15/25	4,725	4,616
Brookfield Asset Management Inc.	7.375%	3/1/33	1,500	1,761
Charles Schwab Corp.	4.450%	7/22/20	775	845
Charles Schwab Corp.	3.225%	9/1/22	4,464	4,538
Charles Schwab Corp.	3.450%	2/13/26	4,225	4,268
CME Group Inc.	3.000%	9/15/22	5,800	5,828
CME Group Inc.	3.000%	3/15/25	750	736
CME Group Inc.	5.300%	9/15/43	6,185	7,081
Eaton Vance Corp.	3.625%	6/15/23	1,875	1,883
8 FMR LLC	7.490%	6/15/19	200	232
Franklin Resources Inc.	1.375%	9/15/17	1,775	1,772
Franklin Resources Inc.	2.800%	9/15/22	4,875	4,755
Franklin Resources Inc.	2.850%	3/30/25	3,000	2,829
Intercontinental Exchange Inc.	2.500%	10/15/18	1,100	1,109
Intercontinental Exchange Inc.	2.750%	12/1/20	4,525	4,513
Intercontinental Exchange Inc.	4.000%	10/15/23	10,000	10,317
Intercontinental Exchange Inc.	3.750%	12/1/25	5,400	5,409
Invesco Finance plc	3.125%	11/30/22	6,575	6,472
Invesco Finance plc	4.000%	1/30/24	6,125	6,321
Invesco Finance plc	5.375%	11/30/43	6,050	6,608
Janus Capital Group Inc.	4.875%	8/1/25	2,400	2,460
Jefferies Group LLC	5.125%	4/13/18	4,125	4,290
Jefferies Group LLC	8.500%	7/15/19	3,000	3,496
Jefferies Group LLC	6.875%	4/15/21	6,645	7,412
Jefferies Group LLC	5.125%	1/20/23	2,775	2,777
Jefferies Group LLC	6.450%	6/8/27	1,225	1,294
Jefferies Group LLC	6.250%	1/15/36	1,830	1,679
Jefferies Group LLC	6.500%	1/20/43	2,850	2,636
Lazard Group LLC	6.850%	6/15/17	464	492
Lazard Group LLC	4.250%	11/14/20	425	441
Lazard Group LLC	3.750%	2/13/25	100	92
Legg Mason Inc.	2.700%	7/15/19	1,450	1,443
Legg Mason Inc.	3.950%	7/15/24	400	393
Legg Mason Inc.	5.625%	1/15/44	4,875	4,871
Leucadia National Corp.	5.500%	10/18/23	8,050	7,865

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Leucadia National Corp.	6.625%	10/23/43	825	681
Nasdaq Inc.	5.550%	1/15/20	4,400	4,851
Nomura Holdings Inc.	2.750%	3/19/19	19,675	19,763
NYSE Euronext	2.000%	10/5/17	5,150	5,170
Raymond James Financial Inc.	8.600%	8/15/19	1,575	1,869
Stifel Financial Corp.	3.500%	12/1/20	1,500	1,479
Stifel Financial Corp.	4.250%	7/18/24	1,650	1,635
TD Ameritrade Holding Corp.	2.950%	4/1/22	2,500	2,479
TD Ameritrade Holding Corp.	3.625%	4/1/25	1,600	1,618

Finance Companies (0.4%)
Air Lease Corp.	5.625%	4/1/17	7,325	7,600
Air Lease Corp.	2.125%	1/15/18	3,750	3,684
Air Lease Corp.	3.375%	1/15/19	6,100	6,138
Air Lease Corp.	4.750%	3/1/20	4,000	4,195
Air Lease Corp.	3.875%	4/1/21	9,175	9,221
Air Lease Corp.	3.750%	2/1/22	5,525	5,415
Air Lease Corp.	4.250%	9/15/24	600	589
Ares Capital Corp.	4.875%	11/30/18	7,000	7,246
FS Investment Corp.	4.000%	7/15/19	2,225	2,216
FS Investment Corp.	4.250%	1/15/20	1,000	1,004
FS Investment Corp.	4.750%	5/15/22	1,500	1,473
GATX Corp.	1.250%	3/4/17	50	50
GATX Corp.	2.375%	7/30/18	7,000	6,963
GATX Corp.	2.500%	7/30/19	300	295
GATX Corp.	2.600%	3/30/20	2,250	2,192
GATX Corp.	4.750%	6/15/22	1,550	1,636
GATX Corp.	3.250%	3/30/25	2,175	2,015
GATX Corp.	5.200%	3/15/44	325	307
GATX Corp.	4.500%	3/30/45	1,275	1,094
8 GE Capital International Funding Co.	0.964%	4/15/16	95,040	95,073
8 GE Capital International Funding Co.	2.342%	11/15/20	101,764	100,945
8 GE Capital International Funding Co.	3.373%	11/15/25	23,918	24,163
8 GE Capital International Funding Co.	4.418%	11/15/35	81,175	82,759
HSBC Finance Corp.	6.676%	1/15/21	28,865	33,072
8 International Lease Finance Corp.	7.125%	9/1/18	12,615	13,829
Prospect Capital Corp.	5.000%	7/15/19	2,150	2,160
Prospect Capital Corp.	5.875%	3/15/23	550	534

Insurance (1.3%)
ACE Capital Trust II	9.700%	4/1/30	900	1,311
ACE INA Holdings Inc.	5.700%	2/15/17	1,400	1,468
ACE INA Holdings Inc.	5.800%	3/15/18	475	516
ACE INA Holdings Inc.	5.900%	6/15/19	785	879
ACE INA Holdings Inc.	2.300%	11/3/20	3,300	3,266
ACE INA Holdings Inc.	2.875%	11/3/22	12,375	12,265
ACE INA Holdings Inc.	2.700%	3/13/23	2,100	2,049
ACE INA Holdings Inc.	3.350%	5/15/24	7,650	7,717
ACE INA Holdings Inc.	3.150%	3/15/25	5,750	5,682
ACE INA Holdings Inc.	3.350%	5/3/26	8,750	8,719
ACE INA Holdings Inc.	6.700%	5/15/36	400	521
ACE INA Holdings Inc.	4.150%	3/13/43	5,675	5,530
ACE INA Holdings Inc.	4.350%	11/3/45	6,950	7,030
AEGON Funding Co. LLC	5.750%	12/15/20	4,641	5,269
Aetna Inc.	1.500%	11/15/17	500	499
Aetna Inc.	2.200%	3/15/19	2,375	2,363

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Aetna Inc.	3.950%	9/1/20	5,525	5,815
Aetna Inc.	4.125%	6/1/21	2,230	2,334
Aetna Inc.	2.750%	11/15/22	13,910	13,394
Aetna Inc.	3.500%	11/15/24	1,700	1,697
Aetna Inc.	6.625%	6/15/36	4,325	5,174
Aetna Inc.	6.750%	12/15/37	3,000	3,755
Aetna Inc.	4.500%	5/15/42	4,750	4,663
Aetna Inc.	4.125%	11/15/42	1,425	1,336
Aetna Inc.	4.750%	3/15/44	400	404
Aflac Inc.	2.650%	2/15/17	2,415	2,447
Aflac Inc.	2.400%	3/16/20	3,050	3,044
Aflac Inc.	3.625%	6/15/23	8,900	9,160
Aflac Inc.	6.900%	12/17/39	2,900	3,741
Aflac Inc.	6.450%	8/15/40	1,800	2,208
Alleghany Corp.	5.625%	9/15/20	800	877
Alleghany Corp.	4.950%	6/27/22	3,200	3,428
Alleghany Corp.	4.900%	9/15/44	4,575	4,338
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	4,750	4,710
Allied World Assurance Co. Ltd.	5.500%	11/15/20	1,180	1,285
Allstate Corp.	3.150%	6/15/23	2,500	2,498
Allstate Corp.	5.350%	6/1/33	225	248
Allstate Corp.	5.550%	5/9/35	420	487
Allstate Corp.	5.950%	4/1/36	525	635
Allstate Corp.	4.500%	6/15/43	1,675	1,701
5 Allstate Corp.	5.750%	8/15/53	800	820
5 Allstate Corp.	6.125%	5/15/67	7,734	7,734
5 Allstate Corp.	6.500%	5/15/67	3,250	3,591
Alterra Finance LLC	6.250%	9/30/20	745	837
American Financial Group Inc.	9.875%	6/15/19	1,985	2,408
American International Group Inc.	5.850%	1/16/18	6,450	6,942
American International Group Inc.	2.300%	7/16/19	7,425	7,363
American International Group Inc.	3.375%	8/15/20	2,650	2,721
American International Group Inc.	6.400%	12/15/20	15,675	18,068
American International Group Inc.	4.875%	6/1/22	9,300	10,039
American International Group Inc.	4.125%	2/15/24	5,405	5,545
American International Group Inc.	3.875%	1/15/35	8,675	7,631
American International Group Inc.	4.700%	7/10/35	2,760	2,749
American International Group Inc.	6.250%	5/1/36	15,420	17,902
American International Group Inc.	6.820%	11/15/37	1,107	1,326
American International Group Inc.	4.500%	7/16/44	7,300	6,748
American International Group Inc.	4.800%	7/10/45	400	386
American International Group Inc.	4.375%	1/15/55	3,375	2,896
5 American International Group Inc.	8.175%	5/15/68	1,950	2,546
5 American International Group Inc.	6.250%	3/15/87	4,685	5,041
Anthem Inc.	2.375%	2/15/17	1,700	1,715
Anthem Inc.	5.875%	6/15/17	3,075	3,249
Anthem Inc.	1.875%	1/15/18	2,975	2,964
Anthem Inc.	7.000%	2/15/19	630	708
Anthem Inc.	4.350%	8/15/20	6,900	7,308
Anthem Inc.	3.700%	8/15/21	4,780	4,865
Anthem Inc.	3.125%	5/15/22	4,270	4,177
Anthem Inc.	3.300%	1/15/23	5,600	5,452
Anthem Inc.	3.500%	8/15/24	5,850	5,709
Anthem Inc.	5.950%	12/15/34	5,170	5,766
Anthem Inc.	5.850%	1/15/36	2,400	2,602
Anthem Inc.	6.375%	6/15/37	3,620	4,286

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anthem Inc.	4.625%	5/15/42	7,900	7,434
Anthem Inc.	4.650%	1/15/43	6,375	6,064
Anthem Inc.	5.100%	1/15/44	3,205	3,238
Anthem Inc.	4.850%	8/15/54	2,525	2,354
Aon Corp.	5.000%	9/30/20	6,370	6,943
Aon Corp.	6.250%	9/30/40	2,125	2,523
Aon plc	2.800%	3/15/21	8,155	8,115
Aon plc	4.000%	11/27/23	2,675	2,671
Aon plc	3.500%	6/14/24	4,400	4,277
Aon plc	4.450%	5/24/43	1,350	1,266
Aon plc	4.600%	6/14/44	3,050	2,923
Aon plc	4.750%	5/15/45	1,000	990
Arch Capital Group Ltd.	7.350%	5/1/34	1,100	1,401
Arch Capital Group US Inc.	5.144%	11/1/43	5,950	6,023
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	3,800	4,155
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	9,700	9,924
Assurant Inc.	4.000%	3/15/23	1,000	1,000
Assurant Inc.	6.750%	2/15/34	4,325	5,032
AXA SA	8.600%	12/15/30	7,170	9,609
Axis Specialty Finance LLC	5.875%	6/1/20	11,950	13,228
AXIS Specialty Finance plc	2.650%	4/1/19	625	622
AXIS Specialty Finance plc	5.150%	4/1/45	2,600	2,565
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	7,600	7,637
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	13,645	14,805
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	9,750	9,885
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	12,650	13,021
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	10,020	10,918
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	2,925	2,984
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	145	169
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,100	2,087
Berkshire Hathaway Inc.	1.900%	1/31/17	4,500	4,540
Berkshire Hathaway Inc.	1.550%	2/9/18	225	225
Berkshire Hathaway Inc.	2.100%	8/14/19	7,075	7,112
Berkshire Hathaway Inc.	3.000%	2/11/23	1,575	1,602
Berkshire Hathaway Inc.	4.500%	2/11/43	2,825	2,838
Brown & Brown Inc.	4.200%	9/15/24	4,830	4,785
Chubb Corp.	5.750%	5/15/18	5,277	5,736
Chubb Corp.	6.000%	5/11/37	1,975	2,406
5 Chubb Corp.	6.375%	3/29/67	4,465	4,281
Cigna Corp.	5.125%	6/15/20	375	409
Cigna Corp.	4.375%	12/15/20	200	212
Cigna Corp.	4.500%	3/15/21	1,090	1,156
Cigna Corp.	4.000%	2/15/22	1,385	1,430
Cigna Corp.	3.250%	4/15/25	5,800	5,668
Cigna Corp.	7.875%	5/15/27	425	558
Cigna Corp.	6.150%	11/15/36	7,279	8,334
Cigna Corp.	5.875%	3/15/41	1,665	1,903
Cigna Corp.	5.375%	2/15/42	1,375	1,507
Cincinnati Financial Corp.	6.920%	5/15/28	4,325	5,341
CNA Financial Corp.	7.350%	11/15/19	2,755	3,178
CNA Financial Corp.	5.875%	8/15/20	355	395
CNA Financial Corp.	5.750%	8/15/21	1,765	1,975
CNA Financial Corp.	3.950%	5/15/24	3,275	3,268
Coventry Health Care Inc.	5.950%	3/15/17	1,800	1,890
Coventry Health Care Inc.	5.450%	6/15/21	3,385	3,768
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,279	1,506

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	3,500	3,338
First American Financial Corp.	4.300%	2/1/23	1,025	1,018
First American Financial Corp.	4.600%	11/15/24	4,675	4,743
Hartford Financial Services Group Inc.	5.375%	3/15/17	900	939
Hartford Financial Services Group Inc.	6.300%	3/15/18	1,584	1,726
Hartford Financial Services Group Inc.	6.000%	1/15/19	925	1,017
Hartford Financial Services Group Inc.	5.500%	3/30/20	4,100	4,525
Hartford Financial Services Group Inc.	5.125%	4/15/22	825	904
Hartford Financial Services Group Inc.	5.950%	10/15/36	225	258
Hartford Financial Services Group Inc.	6.625%	3/30/40	1,500	1,850
Hartford Financial Services Group Inc.	6.100%	10/1/41	2,150	2,497
Hartford Financial Services Group Inc.	6.625%	4/15/42	1,793	2,192
Horace Mann Educators Corp.	4.500%	12/1/25	1,000	1,004
Humana Inc.	6.300%	8/1/18	150	165
Humana Inc.	2.625%	10/1/19	1,525	1,525
Humana Inc.	3.150%	12/1/22	3,825	3,727
Humana Inc.	3.850%	10/1/24	3,900	3,934
Humana Inc.	8.150%	6/15/38	2,275	3,109
Humana Inc.	4.625%	12/1/42	2,175	2,061
Humana Inc.	4.950%	10/1/44	2,100	2,090
Infinity Property & Casualty Corp.	5.000%	9/19/22	950	954
Kemper Corp.	4.350%	2/15/25	3,825	3,774
Lincoln National Corp.	8.750%	7/1/19	2,026	2,434
Lincoln National Corp.	6.250%	2/15/20	4,795	5,383
Lincoln National Corp.	4.850%	6/24/21	1,652	1,775
Lincoln National Corp.	4.200%	3/15/22	1,325	1,381
Lincoln National Corp.	4.000%	9/1/23	2,000	2,042
Lincoln National Corp.	6.150%	4/7/36	3,550	4,100
Lincoln National Corp.	7.000%	6/15/40	4,335	5,449
5 Lincoln National Corp.	6.050%	4/20/67	2,008	1,576
Loews Corp.	2.625%	5/15/23	9,600	9,095
Loews Corp.	6.000%	2/1/35	200	230
Loews Corp.	4.125%	5/15/43	9,865	8,814
Manulife Financial Corp.	4.900%	9/17/20	4,875	5,304
Markel Corp.	7.125%	9/30/19	825	948
Markel Corp.	4.900%	7/1/22	4,665	5,005
Markel Corp.	3.625%	3/30/23	2,175	2,148
Markel Corp.	5.000%	3/30/43	575	577
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	1,700	1,695
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	5,600	5,547
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	2,265	2,465
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	3,100	3,073
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	2,425	2,387
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	4,050	4,060
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	3,425	3,956
8 Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	575	836
MetLife Inc.	1.756%	12/15/17	8,000	8,002
MetLife Inc.	1.903%	12/15/17	3,270	3,286
MetLife Inc.	6.817%	8/15/18	895	1,008
MetLife Inc.	7.717%	2/15/19	1,370	1,595
MetLife Inc.	4.750%	2/8/21	9,545	10,446
MetLife Inc.	3.048%	12/15/22	5,475	5,454
MetLife Inc.	3.600%	4/10/24	13,100	13,477
MetLife Inc.	3.000%	3/1/25	5,475	5,270
MetLife Inc.	6.500%	12/15/32	250	307
MetLife Inc.	6.375%	6/15/34	1,970	2,429

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
MetLife Inc.	5.700%	6/15/35	8,150	9,430
MetLife Inc.	5.875%	2/6/41	6,870	8,073
MetLife Inc.	4.125%	8/13/42	7,350	6,924
MetLife Inc.	4.875%	11/13/43	5,700	5,962
MetLife Inc.	4.721%	12/15/44	5,350	5,470
MetLife Inc.	4.050%	3/1/45	4,600	4,244
MetLife Inc.	4.600%	5/13/46	2,000	2,016
5 MetLife Inc.	6.400%	12/15/66	10,010	10,923
5 MetLife Inc.	10.750%	8/1/69	500	783
Montpelier Re Holdings Ltd.	4.700%	10/15/22	275	279
Munich Re America Corp.	7.450%	12/15/26	1,200	1,524
5 Nationwide Financial Services Inc.	6.750%	5/15/87	400	403
Old Republic International Corp.	4.875%	10/1/24	4,200	4,303
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,000	992
PartnerRe Finance B LLC	5.500%	6/1/20	9,458	10,365
Primerica Inc.	4.750%	7/15/22	275	292
Principal Financial Group Inc.	8.875%	5/15/19	2,915	3,489
Principal Financial Group Inc.	6.050%	10/15/36	2,000	2,317
Principal Financial Group Inc.	4.350%	5/15/43	450	417
5 Principal Financial Group Inc.	4.700%	5/15/55	2,700	2,693
ProAssurance Corp.	5.300%	11/15/23	325	344
Progressive Corp.	3.750%	8/23/21	10,655	11,236
Progressive Corp.	6.625%	3/1/29	725	908
Progressive Corp.	4.350%	4/25/44	1,850	1,871
5 Progressive Corp.	6.700%	6/15/67	3,465	3,469
Protective Life Corp.	7.375%	10/15/19	950	1,099
Protective Life Corp.	8.450%	10/15/39	6,244	8,244
Prudential Financial Inc.	5.500%	3/15/16	1,575	1,589
Prudential Financial Inc.	3.000%	5/12/16	3,150	3,170
Prudential Financial Inc.	6.000%	12/1/17	5,000	5,372
Prudential Financial Inc.	2.300%	8/15/18	3,200	3,221
Prudential Financial Inc.	7.375%	6/15/19	795	923
Prudential Financial Inc.	2.350%	8/15/19	2,300	2,292
Prudential Financial Inc.	5.375%	6/21/20	3,695	4,101
Prudential Financial Inc.	4.500%	11/15/20	5,000	5,363
Prudential Financial Inc.	4.500%	11/16/21	675	727
Prudential Financial Inc.	3.500%	5/15/24	4,175	4,190
Prudential Financial Inc.	5.750%	7/15/33	1,280	1,449
Prudential Financial Inc.	5.400%	6/13/35	2,875	3,137
Prudential Financial Inc.	5.900%	3/17/36	2,300	2,641
Prudential Financial Inc.	5.700%	12/14/36	6,920	7,805
Prudential Financial Inc.	6.625%	12/1/37	5,050	6,203
Prudential Financial Inc.	6.625%	6/21/40	7,900	9,790
Prudential Financial Inc.	5.625%	5/12/41	1,345	1,479
5 Prudential Financial Inc.	5.875%	9/15/42	2,200	2,299
5 Prudential Financial Inc.	5.625%	6/15/43	8,775	8,907
Prudential Financial Inc.	5.100%	8/15/43	4,075	4,248
5 Prudential Financial Inc.	5.200%	3/15/44	3,075	2,975
Prudential Financial Inc.	4.600%	5/15/44	700	697
5 Prudential Financial Inc.	5.375%	5/15/45	1,550	1,548
5 Prudential Financial Inc.	8.875%	6/15/68	2,400	2,700
Reinsurance Group of America Inc.	5.625%	3/15/17	1,505	1,569
Reinsurance Group of America Inc.	6.450%	11/15/19	1,000	1,125
Reinsurance Group of America Inc.	5.000%	6/1/21	2,275	2,453
Reinsurance Group of America Inc.	4.700%	9/15/23	1,400	1,476
8 Reliance Standard Life Global Funding II	2.500%	1/15/20	500	495

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
StanCorp Financial Group Inc.	5.000%	8/15/22	1,400	1,461
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,425	3,011
Torchmark Corp.	6.375%	6/15/16	1,225	1,252
Torchmark Corp.	9.250%	6/15/19	895	1,083
Transatlantic Holdings Inc.	8.000%	11/30/39	6,225	8,002
Travelers Cos. Inc.	5.750%	12/15/17	4,475	4,822
Travelers Cos. Inc.	5.800%	5/15/18	1,215	1,329
Travelers Cos. Inc.	5.900%	6/2/19	475	535
Travelers Cos. Inc.	3.900%	11/1/20	1,870	1,987
Travelers Cos. Inc.	6.750%	6/20/36	1,525	2,010
Travelers Cos. Inc.	6.250%	6/15/37	4,885	6,146
Travelers Cos. Inc.	5.350%	11/1/40	4,245	4,899
Travelers Cos. Inc.	4.600%	8/1/43	2,820	2,951
Travelers Cos. Inc.	4.300%	8/25/45	500	502
Trinity Acquisition plc	4.625%	8/15/23	500	512
Trinity Acquisition plc	6.125%	8/15/43	2,725	2,907
UnitedHealth Group Inc.	6.000%	6/15/17	3,825	4,075
UnitedHealth Group Inc.	1.450%	7/17/17	5,100	5,098
UnitedHealth Group Inc.	1.400%	10/15/17	2,450	2,445
UnitedHealth Group Inc.	1.400%	12/15/17	125	125
UnitedHealth Group Inc.	6.000%	2/15/18	8,035	8,736
UnitedHealth Group Inc.	1.900%	7/16/18	7,250	7,285
UnitedHealth Group Inc.	1.625%	3/15/19	7,000	6,926
UnitedHealth Group Inc.	2.300%	12/15/19	2,450	2,459
UnitedHealth Group Inc.	2.700%	7/15/20	8,225	8,313
UnitedHealth Group Inc.	3.875%	10/15/20	4,825	5,089
UnitedHealth Group Inc.	4.700%	2/15/21	2,235	2,447
UnitedHealth Group Inc.	3.375%	11/15/21	145	149
UnitedHealth Group Inc.	2.875%	12/15/21	4,225	4,277
UnitedHealth Group Inc.	2.875%	3/15/22	3,300	3,295
UnitedHealth Group Inc.	3.350%	7/15/22	10,900	11,105
UnitedHealth Group Inc.	2.750%	2/15/23	3,600	3,522
UnitedHealth Group Inc.	2.875%	3/15/23	1,500	1,480
UnitedHealth Group Inc.	3.750%	7/15/25	10,750	11,071
UnitedHealth Group Inc.	4.625%	7/15/35	3,050	3,176
UnitedHealth Group Inc.	5.800%	3/15/36	3,525	4,154
UnitedHealth Group Inc.	6.500%	6/15/37	625	783
UnitedHealth Group Inc.	6.625%	11/15/37	4,550	5,789
UnitedHealth Group Inc.	6.875%	2/15/38	12,920	16,884
UnitedHealth Group Inc.	5.950%	2/15/41	1,150	1,364
UnitedHealth Group Inc.	4.625%	11/15/41	2,975	3,040
UnitedHealth Group Inc.	4.375%	3/15/42	1,300	1,275
UnitedHealth Group Inc.	3.950%	10/15/42	3,500	3,253
UnitedHealth Group Inc.	4.250%	3/15/43	3,275	3,172
UnitedHealth Group Inc.	4.750%	7/15/45	11,085	11,608
Unum Group	5.625%	9/15/20	625	686
Unum Group	4.000%	3/15/24	5,300	5,289
Unum Group	5.750%	8/15/42	1,925	2,112
Validus Holdings Ltd.	8.875%	1/26/40	2,950	3,693
Voya Financial Inc.	2.900%	2/15/18	5,355	5,413
Voya Financial Inc.	5.700%	7/15/43	4,550	5,149
Willis Towers Watson plc	5.750%	3/15/21	1,385	1,519
Willis North America Inc.	6.200%	3/28/17	1,000	1,044
WR Berkley Corp.	5.375%	9/15/20	375	410
WR Berkley Corp.	4.625%	3/15/22	6,300	6,670
WR Berkley Corp.	4.750%	8/1/44	2,705	2,594

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
XLIT Ltd.	5.750%	10/1/21	2,030	2,261
XLIT Ltd.	6.375%	11/15/24	175	204
XLIT Ltd.	4.450%	3/31/25	2,200	2,151
XLIT Ltd.	6.250%	5/15/27	2,192	2,517
XLIT Ltd.	5.250%	12/15/43	2,950	3,045
XLIT Ltd.	5.500%	3/31/45	2,800	2,607
5 XLIT Ltd.	6.500%	10/29/49	924	671

Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	150	154
ORIX Corp.	3.750%	3/9/17	2,350	2,392
XTRA Finance Corp.	5.150%	4/1/17	4,125	4,303

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	2,000	1,971
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	1,825	1,893
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	3,500	3,480
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	2,325	2,260
American Campus Communities Operating
Partnership LP	3.350%	10/1/20	2,000	2,002
American Campus Communities Operating
Partnership LP	4.125%	7/1/24	2,200	2,184
AvalonBay Communities Inc.	3.625%	10/1/20	4,000	4,158
AvalonBay Communities Inc.	2.950%	9/15/22	75	74
AvalonBay Communities Inc.	2.850%	3/15/23	1,720	1,659
AvalonBay Communities Inc.	4.200%	12/15/23	1,655	1,742
AvalonBay Communities Inc.	3.500%	11/15/24	850	845
AvalonBay Communities Inc.	3.450%	6/1/25	8,425	8,325
BioMed Realty LP	2.625%	5/1/19	2,150	2,086
BioMed Realty LP	4.250%	7/15/22	4,900	4,861
Boston Properties LP	3.700%	11/15/18	1,635	1,693
Boston Properties LP	5.625%	11/15/20	6,675	7,430
Boston Properties LP	4.125%	5/15/21	1,410	1,478
Boston Properties LP	3.850%	2/1/23	8,325	8,501
Boston Properties LP	3.800%	2/1/24	3,600	3,663
Brandywine Operating Partnership LP	5.700%	5/1/17	275	287
Brandywine Operating Partnership LP	4.950%	4/15/18	2,225	2,329
Brandywine Operating Partnership LP	3.950%	2/15/23	950	926
Brandywine Operating Partnership LP	4.100%	10/1/24	2,950	2,851
Brandywine Operating Partnership LP	4.550%	10/1/29	3,705	3,569
Brixmor Operating Partnership LP	3.875%	8/15/22	3,000	2,989
Brixmor Operating Partnership LP	3.850%	2/1/25	10,450	10,161
Camden Property Trust	4.625%	6/15/21	1,025	1,098
Camden Property Trust	2.950%	12/15/22	5,575	5,364
Camden Property Trust	4.250%	1/15/24	1,363	1,410
CBL & Associates LP	5.250%	12/1/23	2,950	2,916
CBL & Associates LP	4.600%	10/15/24	4,800	4,492
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	4,000	3,951
Corporate Office Properties LP	3.700%	6/15/21	6,375	6,176
Corporate Office Properties LP	3.600%	5/15/23	1,300	1,199
CubeSmart LP	4.375%	12/15/23	2,850	2,932
CubeSmart LP	4.000%	11/15/25	1,375	1,366
DCT Industrial Operating Partnership LP	4.500%	10/15/23	1,525	1,526
DDR Corp.	7.875%	9/1/20	3,300	3,951
DDR Corp.	3.500%	1/15/21	1,950	1,943
DDR Corp.	4.625%	7/15/22	4,250	4,389

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
DDR Corp.	3.375%	5/15/23	3,825	3,613
DDR Corp.	4.250%	2/1/26	1,700	1,655
8 Digital Delta Holdings LLC	3.400%	10/1/20	3,800	3,807
8 Digital Delta Holdings LLC	4.750%	10/1/25	2,725	2,750
Digital Realty Trust LP	5.250%	3/15/21	3,265	3,533
Digital Realty Trust LP	3.950%	7/1/22	7,375	7,317
Digital Realty Trust LP	3.625%	10/1/22	3,675	3,514
Duke Realty LP	5.950%	2/15/17	3,377	3,527
Duke Realty LP	3.875%	2/15/21	10,000	10,212
Duke Realty LP	3.625%	4/15/23	4,915	4,799
Duke Realty LP	3.750%	12/1/24	1,500	1,460
EPR Properties	5.750%	8/15/22	475	499
EPR Properties	5.250%	7/15/23	3,375	3,438
EPR Properties	4.500%	4/1/25	2,700	2,572
Equity CommonWealth	6.250%	6/15/17	1,725	1,782
Equity CommonWealth	6.650%	1/15/18	975	1,032
Equity Commonwealth	5.875%	9/15/20	1,300	1,398
Equity One Inc.	3.750%	11/15/22	2,000	1,929
ERP Operating LP	5.750%	6/15/17	3,800	4,013
ERP Operating LP	2.375%	7/1/19	2,400	2,407
ERP Operating LP	4.750%	7/15/20	5,510	5,969
ERP Operating LP	4.625%	12/15/21	2,150	2,332
ERP Operating LP	3.000%	4/15/23	1,675	1,646
ERP Operating LP	3.375%	6/1/25	300	297
ERP Operating LP	4.500%	7/1/44	4,400	4,406
ERP Operating LP	4.500%	6/1/45	3,250	3,314
Essex Portfolio LP	5.500%	3/15/17	975	1,015
Essex Portfolio LP	3.375%	1/15/23	1,125	1,104
Essex Portfolio LP	3.250%	5/1/23	1,425	1,388
Essex Portfolio LP	3.500%	4/1/25	8,800	8,469
Federal Realty Investment Trust	3.000%	8/1/22	1,600	1,582
Federal Realty Investment Trust	2.750%	6/1/23	950	909
Federal Realty Investment Trust	4.500%	12/1/44	5,300	5,377
HCP Inc.	6.000%	1/30/17	4,750	4,948
HCP Inc.	2.625%	2/1/20	5,000	4,923
HCP Inc.	5.375%	2/1/21	940	1,023
HCP Inc.	3.150%	8/1/22	3,375	3,237
HCP Inc.	4.000%	12/1/22	4,000	3,974
HCP Inc.	4.250%	11/15/23	7,750	7,765
HCP Inc.	4.200%	3/1/24	9,300	9,255
HCP Inc.	3.875%	8/15/24	4,450	4,321
HCP Inc.	3.400%	2/1/25	4,450	4,129
HCP Inc.	4.000%	6/1/25	425	415
HCP Inc.	6.750%	2/1/41	1,321	1,599
Healthcare Realty Trust Inc.	5.750%	1/15/21	4,666	5,160
Healthcare Realty Trust Inc.	3.750%	4/15/23	1,500	1,463
Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,200	2,162
Healthcare Trust of America Holdings LP	3.700%	4/15/23	3,125	3,033
Highwoods Realty LP	3.200%	6/15/21	4,000	3,910
Hospitality Properties Trust	5.625%	3/15/17	3,050	3,155
Hospitality Properties Trust	6.700%	1/15/18	6,350	6,718
Hospitality Properties Trust	4.650%	3/15/24	3,725	3,670
Hospitality Properties Trust	4.500%	3/15/25	1,475	1,415
Host Hotels & Resorts LP	6.000%	10/1/21	3,000	3,323
Host Hotels & Resorts LP	5.250%	3/15/22	3,794	4,041
Host Hotels & Resorts LP	3.750%	10/15/23	2,125	2,052

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Host Hotels & Resorts LP	4.000%	6/15/25	1,100	1,056
Kilroy Realty LP	4.800%	7/15/18	1,625	1,697
Kilroy Realty LP	3.800%	1/15/23	3,300	3,268
Kilroy Realty LP	4.375%	10/1/25	575	586
Kilroy Realty LP	4.250%	8/15/29	3,025	2,985
Kimco Realty Corp.	5.700%	5/1/17	5,250	5,513
Kimco Realty Corp.	4.300%	2/1/18	840	876
Kimco Realty Corp.	6.875%	10/1/19	1,750	2,003
Kimco Realty Corp.	3.125%	6/1/23	875	846
Lexington Realty Trust	4.400%	6/15/24	1,875	1,867
Liberty Property LP	6.625%	10/1/17	1,600	1,716
Liberty Property LP	4.750%	10/1/20	1,535	1,633
Liberty Property LP	3.375%	6/15/23	1,775	1,684
Liberty Property LP	4.400%	2/15/24	1,700	1,724
Liberty Property LP	3.750%	4/1/25	8,000	7,708
Mack-Cali Realty LP	2.500%	12/15/17	1,700	1,699
Mack-Cali Realty LP	7.750%	8/15/19	1,425	1,584
Mack-Cali Realty LP	4.500%	4/18/22	3,250	3,132
Mack-Cali Realty LP	3.150%	5/15/23	2,850	2,480
Mid-America Apartments LP	4.300%	10/15/23	2,200	2,255
Mid-America Apartments LP	3.750%	6/15/24	3,800	3,722
National Retail Properties Inc.	6.875%	10/15/17	2,950	3,184
National Retail Properties Inc.	3.800%	10/15/22	1,600	1,607
National Retail Properties Inc.	3.300%	4/15/23	900	867
National Retail Properties Inc.	3.900%	6/15/24	2,750	2,725
National Retail Properties Inc.	4.000%	11/15/25	3,150	3,094
Omega Healthcare Investors Inc.	5.875%	3/15/24	3,435	3,590
Omega Healthcare Investors Inc.	4.950%	4/1/24	1,550	1,565
Omega Healthcare Investors Inc.	4.500%	1/15/25	850	833
8 Omega Healthcare Investors Inc.	5.250%	1/15/26	2,500	2,550
Omega Healthcare Investors Inc.	4.500%	4/1/27	11,000	10,450
Piedmont Operating Partnership LP	3.400%	6/1/23	5,975	5,590
Piedmont Operating Partnership LP	4.450%	3/15/24	1,650	1,652
Post Apartment Homes LP	3.375%	12/1/22	1,025	992
ProLogis LP	2.750%	2/15/19	8,025	8,104
ProLogis LP	4.250%	8/15/23	1,800	1,893
Prologis LP	3.750%	11/1/25	1,300	1,287
Realty Income Corp.	2.000%	1/31/18	700	700
Realty Income Corp.	6.750%	8/15/19	5,565	6,325
Realty Income Corp.	5.750%	1/15/21	3,000	3,341
Realty Income Corp.	3.250%	10/15/22	825	797
Realty Income Corp.	4.650%	8/1/23	1,825	1,897
Realty Income Corp.	3.875%	7/15/24	1,950	1,914
Realty Income Corp.	4.125%	10/15/26	1,420	1,427
Realty Income Corp.	5.875%	3/15/35	100	111
Regency Centers LP	5.875%	6/15/17	1,806	1,903
Regency Centers LP	4.800%	4/15/21	2,000	2,153
Regency Centers LP	3.750%	6/15/24	2,700	2,683
Retail Opportunity Investments LP	5.000%	12/15/23	750	771
Retail Properties of America Inc.	4.000%	3/15/25	4,375	4,126
Select Income REIT	2.850%	2/1/18	1,575	1,573
Select Income REIT	4.150%	2/1/22	2,250	2,159
Select Income REIT	4.500%	2/1/25	2,325	2,161
Senior Housing Properties Trust	3.250%	5/1/19	4,000	3,983
Senior Housing Properties Trust	4.750%	5/1/24	1,500	1,465
Simon Property Group LP	2.800%	1/30/17	3,275	3,318

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Simon Property Group LP	2.150%	9/15/17	6,150	6,206
Simon Property Group LP	2.200%	2/1/19	12,850	12,911
Simon Property Group LP	5.650%	2/1/20	7,400	8,291
Simon Property Group LP	2.500%	9/1/20	4,800	4,813
Simon Property Group LP	4.375%	3/1/21	1,395	1,511
Simon Property Group LP	4.125%	12/1/21	750	804
Simon Property Group LP	3.375%	3/15/22	1,675	1,728
Simon Property Group LP	2.750%	2/1/23	3,650	3,563
Simon Property Group LP	3.750%	2/1/24	5,000	5,209
Simon Property Group LP	3.500%	9/1/25	2,800	2,841
Simon Property Group LP	6.750%	2/1/40	4,075	5,392
Simon Property Group LP	4.750%	3/15/42	1,300	1,387
Simon Property Group LP	4.250%	10/1/44	3,800	3,781
Tanger Properties LP	3.875%	12/1/23	725	721
Tanger Properties LP	3.750%	12/1/24	1,000	984
UDR Inc.	4.250%	6/1/18	575	600
UDR Inc.	3.700%	10/1/20	1,000	1,034
UDR Inc.	4.625%	1/10/22	3,800	4,053
Ventas Realty LP	1.250%	4/17/17	2,200	2,184
Ventas Realty LP	3.750%	5/1/24	2,325	2,278
Ventas Realty LP	4.375%	2/1/45	3,100	2,813
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	1,125	1,122
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	4,025	4,187
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	2,425	2,389
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	975	1,040
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,300	1,341
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	5,375	5,237
Vornado Realty LP	2.500%	6/30/19	2,400	2,365
Vornado Realty LP	5.000%	1/15/22	5,500	5,846
Washington Prime Group LP	3.850%	4/1/20	1,775	1,792
Washington REIT	4.950%	10/1/20	800	851
Washington REIT	3.950%	10/15/22	1,050	1,030
Weingarten Realty Investors	3.375%	10/15/22	2,200	2,152
Weingarten Realty Investors	3.500%	4/15/23	2,125	2,066
Weingarten Realty Investors	4.450%	1/15/24	600	615
Weingarten Realty Investors	3.850%	6/1/25	900	874
Welltower Inc.	4.700%	9/15/17	1,650	1,724
Welltower Inc.	2.250%	3/15/18	8,900	8,878
Welltower Inc.	4.125%	4/1/19	2,995	3,125
Welltower Inc.	4.950%	1/15/21	5,340	5,725
Welltower Inc.	5.250%	1/15/22	175	189
Welltower Inc.	3.750%	3/15/23	4,250	4,176
Welltower Inc.	4.000%	6/1/25	10,250	10,092
Welltower Inc.	6.500%	3/15/41	75	88
Welltower Inc.	5.125%	3/15/43	1,675	1,686
WP Carey Inc.	4.600%	4/1/24	3,980	3,969
WP Carey Inc.	4.000%	2/1/25	1,000	957
				7,820,866
Industrial (15.9%)
Basic Industry (1.1%)
Agrium Inc.	6.750%	1/15/19	500	558
Agrium Inc.	3.150%	10/1/22	13,560	12,969
Agrium Inc.	3.500%	6/1/23	6,664	6,341
Agrium Inc.	3.375%	3/15/25	3,500	3,201
Agrium Inc.	4.125%	3/15/35	3,250	2,792
Agrium Inc.	7.125%	5/23/36	200	238

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Agrium Inc.	6.125%	1/15/41	275	296
Agrium Inc.	4.900%	6/1/43	6,310	5,741
Agrium Inc.	5.250%	1/15/45	5,550	5,180
Air Products & Chemicals Inc.	1.200%	10/15/17	775	770
Air Products & Chemicals Inc.	3.000%	11/3/21	9,860	9,924
Air Products & Chemicals Inc.	3.350%	7/31/24	3,875	3,872
Airgas Inc.	1.650%	2/15/18	4,000	3,964
Airgas Inc.	3.050%	8/1/20	700	706
Airgas Inc.	2.900%	11/15/22	4,000	3,883
Airgas Inc.	3.650%	7/15/24	3,750	3,726
Albemarle Corp.	3.000%	12/1/19	4,025	3,952
Albemarle Corp.	4.500%	12/15/20	250	258
Albemarle Corp.	4.150%	12/1/24	3,200	3,062
Albemarle Corp.	5.450%	12/1/44	2,800	2,716
Barrick Gold Corp.	6.950%	4/1/19	152	157
Barrick Gold Corp.	4.100%	5/1/23	212	183
Barrick Gold Corp.	5.250%	4/1/42	6,450	4,348
Barrick North America Finance LLC	6.800%	9/15/18	1,000	1,071
Barrick North America Finance LLC	4.400%	5/30/21	10,885	9,958
Barrick North America Finance LLC	7.500%	9/15/38	500	410
Barrick North America Finance LLC	5.700%	5/30/41	6,025	4,203
Barrick North America Finance LLC	5.750%	5/1/43	2,625	1,890
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	6,044	4,098
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	2,300	2,301
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	7,550	7,507
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,425	1,481
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	8,767	8,606
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	4,740	5,220
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	5,550	5,242
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	12,175	11,155
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	4,275	4,026
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	3,950	3,131
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	15,910	14,299
Cabot Corp.	2.550%	1/15/18	200	202
Cabot Corp.	3.700%	7/15/22	400	395
Carpenter Technology Corp.	5.200%	7/15/21	5,575	5,607
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	625	704
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	1,800	1,865
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,000	2,016
CF Industries Inc.	6.875%	5/1/18	11,150	12,070
CF Industries Inc.	7.125%	5/1/20	5,010	5,643
CF Industries Inc.	5.150%	3/15/34	9,200	8,108
CF Industries Inc.	4.950%	6/1/43	2,800	2,390
CF Industries Inc.	5.375%	3/15/44	7,005	6,105
Cytec Industries Inc.	3.500%	4/1/23	225	211
Domtar Corp.	6.250%	9/1/42	475	447
Domtar Corp.	6.750%	2/15/44	3,325	3,214
Dow Chemical Co.	8.550%	5/15/19	11,189	13,194
Dow Chemical Co.	4.250%	11/15/20	7,965	8,339
Dow Chemical Co.	4.125%	11/15/21	5,240	5,475
Dow Chemical Co.	3.000%	11/15/22	2,000	1,917
Dow Chemical Co.	3.500%	10/1/24	1,700	1,651
Dow Chemical Co.	7.375%	11/1/29	2,000	2,488
Dow Chemical Co.	4.250%	10/1/34	4,600	4,273
Dow Chemical Co.	9.400%	5/15/39	5,665	8,169
Dow Chemical Co.	5.250%	11/15/41	3,515	3,437

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dow Chemical Co.	4.375%	11/15/42	10,250	8,885
Eastman Chemical Co.	2.400%	6/1/17	6,448	6,493
Eastman Chemical Co.	5.500%	11/15/19	4,321	4,732
Eastman Chemical Co.	2.700%	1/15/20	7,000	6,927
Eastman Chemical Co.	4.500%	1/15/21	6,310	6,658
Eastman Chemical Co.	3.600%	8/15/22	5,055	5,028
Eastman Chemical Co.	3.800%	3/15/25	1,750	1,693
Eastman Chemical Co.	4.800%	9/1/42	3,250	2,997
Eastman Chemical Co.	4.650%	10/15/44	5,700	5,056
Ecolab Inc.	1.450%	12/8/17	6,375	6,316
Ecolab Inc.	1.550%	1/12/18	3,000	2,974
Ecolab Inc.	2.250%	1/12/20	2,100	2,086
Ecolab Inc.	4.350%	12/8/21	5,600	5,964
Ecolab Inc.	5.500%	12/8/41	1,500	1,636
EI du Pont de Nemours & Co.	6.000%	7/15/18	14,890	16,207
EI du Pont de Nemours & Co.	4.625%	1/15/20	2,615	2,755
EI du Pont de Nemours & Co.	3.625%	1/15/21	7,068	7,290
EI du Pont de Nemours & Co.	4.250%	4/1/21	1,650	1,750
EI du Pont de Nemours & Co.	2.800%	2/15/23	1,250	1,183
EI du Pont de Nemours & Co.	6.500%	1/15/28	525	612
EI du Pont de Nemours & Co.	4.900%	1/15/41	7,900	7,569
EI du Pont de Nemours & Co.	4.150%	2/15/43	1,125	984
FMC Corp.	3.950%	2/1/22	3,275	3,264
FMC Corp.	4.100%	2/1/24	6,500	6,447
Freeport-McMoRan Inc.	2.150%	3/1/17	2,000	1,785
Freeport-McMoRan Inc.	2.375%	3/15/18	7,480	5,947
Freeport-McMoRan Inc.	3.100%	3/15/20	150	97
Freeport-McMoRan Inc.	3.550%	3/1/22	12,338	7,218
Freeport-McMoRan Inc.	3.875%	3/15/23	12,842	7,256
Freeport-McMoRan Inc.	5.400%	11/14/34	9,902	5,001
Freeport-McMoRan Inc.	5.450%	3/15/43	16,365	8,346
Freeport-McMoRan Oil & Gas LLC/FCX Oil &
Gas Inc.	6.500%	11/15/20	2,371	1,529
Freeport-McMoRan Oil & Gas LLC/FCX Oil &
Gas Inc.	6.750%	2/1/22	330	203
Freeport-McMoRan Oil & Gas LLC/FCX Oil &
Gas Inc.	6.875%	2/15/23	2,289	1,419
Georgia-Pacific LLC	7.375%	12/1/25	4,092	4,028
Georgia-Pacific LLC	7.750%	11/15/29	1,950	2,558
Georgia-Pacific LLC	8.000%	1/15/24	6,871	8,671
Georgia-Pacific LLC	8.875%	5/15/31	4,250	5,955
Glencore Canada Corp.	5.500%	6/15/17	1,975	1,930
Goldcorp Inc.	2.125%	3/15/18	5,800	5,625
Goldcorp Inc.	3.700%	3/15/23	4,025	3,682
Goldcorp Inc.	5.450%	6/9/44	2,933	2,377
International Paper Co.	7.950%	6/15/18	2,750	3,113
International Paper Co.	7.500%	8/15/21	7,265	8,611
International Paper Co.	4.750%	2/15/22	5,491	5,865
International Paper Co.	3.800%	1/15/26	1,275	1,256
International Paper Co.	5.000%	9/15/35	3,050	3,031
International Paper Co.	7.300%	11/15/39	3,570	4,070
International Paper Co.	6.000%	11/15/41	2,150	2,248
International Paper Co.	4.800%	6/15/44	9,200	8,327
International Paper Co.	5.150%	5/15/46	4,100	3,900
Kinross Gold Corp.	5.950%	3/15/24	3,225	2,229
Kinross Gold Corp.	6.875%	9/1/41	1,275	727

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lubrizol Corp.	8.875%	2/1/19	1,075	1,284
LYB International Finance BV	4.000%	7/15/23	3,000	2,990
LYB International Finance BV	5.250%	7/15/43	4,516	4,330
LYB International Finance BV	4.875%	3/15/44	2,450	2,231
LyondellBasell Industries NV	5.000%	4/15/19	13,135	13,965
LyondellBasell Industries NV	6.000%	11/15/21	10,875	12,207
LyondellBasell Industries NV	5.750%	4/15/24	2,800	3,083
LyondellBasell Industries NV	4.625%	2/26/55	7,250	5,869
Meadwestvaco Corp.	8.200%	1/15/30	2,370	3,077
Meadwestvaco Corp.	7.950%	2/15/31	3,050	3,792
Methanex Corp.	3.250%	12/15/19	5,750	5,499
Monsanto Co.	1.150%	6/30/17	4,635	4,603
Monsanto Co.	5.125%	4/15/18	850	909
Monsanto Co.	2.125%	7/15/19	5,000	4,991
Monsanto Co.	2.750%	7/15/21	5,550	5,461
Monsanto Co.	2.200%	7/15/22	650	599
Monsanto Co.	3.375%	7/15/24	4,000	3,860
Monsanto Co.	2.850%	4/15/25	3,600	3,287
Monsanto Co.	5.500%	8/15/25	3,725	4,114
Monsanto Co.	4.200%	7/15/34	5,875	5,080
Monsanto Co.	5.875%	4/15/38	950	1,000
Monsanto Co.	3.600%	7/15/42	3,250	2,357
Monsanto Co.	4.650%	11/15/43	1,500	1,287
Monsanto Co.	4.400%	7/15/44	550	456
Monsanto Co.	3.950%	4/15/45	8,330	6,471
Monsanto Co.	4.700%	7/15/64	6,200	4,739
Mosaic Co.	4.250%	11/15/23	5,850	5,803
Mosaic Co.	5.450%	11/15/33	1,600	1,631
Mosaic Co.	4.875%	11/15/41	4,445	3,833
Mosaic Co.	5.625%	11/15/43	1,600	1,534
Newmont Mining Corp.	5.125%	10/1/19	3,525	3,682
Newmont Mining Corp.	3.500%	3/15/22	2,400	2,140
Newmont Mining Corp.	5.875%	4/1/35	650	528
Newmont Mining Corp.	6.250%	10/1/39	7,375	5,893
Newmont Mining Corp.	4.875%	3/15/42	7,025	4,984
Nucor Corp.	5.750%	12/1/17	5,090	5,379
Nucor Corp.	5.850%	6/1/18	1,725	1,846
Nucor Corp.	4.125%	9/15/22	300	308
Nucor Corp.	4.000%	8/1/23	1,650	1,584
Nucor Corp.	6.400%	12/1/37	1,875	1,996
Nucor Corp.	5.200%	8/1/43	10,275	9,591
Packaging Corp. of America	3.900%	6/15/22	2,275	2,315
Packaging Corp. of America	4.500%	11/1/23	10,025	10,482
Packaging Corp. of America	3.650%	9/15/24	4,100	3,989
Placer Dome Inc.	6.450%	10/15/35	1,050	869
Plum Creek Timberlands LP	4.700%	3/15/21	445	474
Plum Creek Timberlands LP	3.250%	3/15/23	1,000	961
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	8,500	8,694
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,077	1,212
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	7,765	8,441
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	4,000	3,773
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	4,375	4,618
PPG Industries Inc.	2.300%	11/15/19	3,450	3,424
PPG Industries Inc.	5.500%	11/15/40	2,950	3,284
Praxair Inc.	4.500%	8/15/19	1,300	1,406
Praxair Inc.	3.000%	9/1/21	2,725	2,756

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Praxair Inc.	2.450%	2/15/22	9,800	9,592
Praxair Inc.	2.200%	8/15/22	4,025	3,850
Praxair Inc.	2.650%	2/5/25	3,400	3,261
Praxair Inc.	3.550%	11/7/42	2,500	2,221
Rayonier Inc.	3.750%	4/1/22	2,000	1,943
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,700	1,591
Rio Tinto Alcan Inc.	6.125%	12/15/33	3,144	3,155
Rio Tinto Alcan Inc.	5.750%	6/1/35	3,850	4,000
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	21,335	23,110
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	5,100	5,968
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	7,940	7,793
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	5,650	5,637
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,961	5,793
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	27,000	24,370
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	2,225	2,668
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	4,560	4,172
Rio Tinto Finance USA plc	2.000%	3/22/17	3,075	3,059
Rio Tinto Finance USA plc	1.625%	8/21/17	5,075	4,989
Rio Tinto Finance USA plc	2.250%	12/14/18	3,100	3,021
Rio Tinto Finance USA plc	3.500%	3/22/22	1,675	1,576
Rio Tinto Finance USA plc	2.875%	8/21/22	3,775	3,417
Rio Tinto Finance USA plc	4.750%	3/22/42	475	402
Rio Tinto Finance USA plc	4.125%	8/21/42	6,092	4,755
Rock-Tenn Co.	4.450%	3/1/19	1,750	1,826
Rock-Tenn Co.	3.500%	3/1/20	2,000	2,025
Rock-Tenn Co.	4.900%	3/1/22	2,000	2,129
Rock-Tenn Co.	4.000%	3/1/23	3,500	3,513
Rohm & Haas Co.	6.000%	9/15/17	1,507	1,607
Rohm & Haas Co.	7.850%	7/15/29	4,775	6,150
RPM International Inc.	6.125%	10/15/19	650	711
RPM International Inc.	3.450%	11/15/22	2,275	2,182
RPM International Inc.	5.250%	6/1/45	200	189
Sherwin-Williams Co.	1.350%	12/15/17	2,825	2,803
Sherwin-Williams Co.	3.450%	8/1/25	5,150	5,234
Sherwin-Williams Co.	4.000%	12/15/42	1,000	951
Sherwin-Williams Co.	4.550%	8/1/45	1,590	1,650
Southern Copper Corp.	5.375%	4/16/20	200	208
Southern Copper Corp.	3.500%	11/8/22	1,300	1,193
Southern Copper Corp.	3.875%	4/23/25	3,550	3,128
Southern Copper Corp.	7.500%	7/27/35	8,475	7,892
Southern Copper Corp.	6.750%	4/16/40	1,500	1,278
Southern Copper Corp.	5.250%	11/8/42	8,225	5,840
Southern Copper Corp.	5.875%	4/23/45	10,225	7,822
Syngenta Finance NV	3.125%	3/28/22	2,250	2,179
Syngenta Finance NV	4.375%	3/28/42	1,250	1,155
The Dow Chemical Company	4.625%	10/1/44	1,150	1,050
Vale Canada Ltd.	7.200%	9/15/32	3,341	2,485
Vale Overseas Ltd.	6.250%	1/23/17	6,550	6,501
Vale Overseas Ltd.	5.625%	9/15/19	6,925	6,241
Vale Overseas Ltd.	4.625%	9/15/20	11,895	9,917
Vale Overseas Ltd.	4.375%	1/11/22	16,555	12,520
Vale Overseas Ltd.	8.250%	1/17/34	800	644
Vale Overseas Ltd.	6.875%	11/21/36	15,035	10,374
Vale Overseas Ltd.	6.875%	11/10/39	7,015	4,875
Vale SA	5.625%	9/11/42	5,115	3,357
Valspar Corp.	7.250%	6/15/19	1,675	1,893

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Valspar Corp.	4.200%	1/15/22	375	384
Valspar Corp.	3.950%	1/15/26	6,000	5,970
Westlake Chemical Corp.	3.600%	7/15/22	400	392
Weyerhaeuser Co.	7.375%	10/1/19	5,289	6,105
Weyerhaeuser Co.	4.625%	9/15/23	8,125	8,447
Weyerhaeuser Co.	8.500%	1/15/25	800	1,030
Weyerhaeuser Co.	7.375%	3/15/32	3,625	4,312
Weyerhaeuser Co.	6.875%	12/15/33	1,450	1,674
Worthington Industries Inc.	4.550%	4/15/26	700	690
Yamana Gold Inc.	4.950%	7/15/24	1,870	1,590

Capital Goods (1.4%)
3M Co.	1.375%	8/7/18	2,800	2,795
3M Co.	2.000%	8/7/20	2,800	2,801
3M Co.	2.000%	6/26/22	5,000	4,857
3M Co.	3.000%	8/7/25	3,500	3,582
3M Co.	6.375%	2/15/28	1,300	1,684
3M Co.	5.700%	3/15/37	2,195	2,707
ABB Finance USA Inc.	1.625%	5/8/17	800	801
ABB Finance USA Inc.	2.875%	5/8/22	4,860	4,784
ABB Finance USA Inc.	4.375%	5/8/42	1,250	1,239
Acuity Brands Lighting Inc.	6.000%	12/15/19	800	872
Boeing Capital Corp.	2.900%	8/15/18	1,000	1,033
Boeing Capital Corp.	4.700%	10/27/19	5,875	6,447
Boeing Co.	0.950%	5/15/18	7,500	7,413
Boeing Co.	6.000%	3/15/19	5,950	6,673
Boeing Co.	4.875%	2/15/20	3,550	3,964
Boeing Co.	1.650%	10/30/20	4,250	4,154
Boeing Co.	8.750%	8/15/21	200	265
Boeing Co.	2.350%	10/30/21	1,000	989
Boeing Co.	2.200%	10/30/22	4,000	3,866
Boeing Co.	2.500%	3/1/25	2,000	1,930
Boeing Co.	7.250%	6/15/25	325	424
Boeing Co.	2.600%	10/30/25	4,000	3,868
Boeing Co.	6.125%	2/15/33	5,875	7,377
Boeing Co.	3.300%	3/1/35	2,500	2,292
Boeing Co.	6.625%	2/15/38	525	701
Boeing Co.	6.875%	3/15/39	1,715	2,359
Boeing Co.	5.875%	2/15/40	780	986
Boeing Co.	3.500%	3/1/45	3,000	2,767
Carlisle Cos. Inc.	3.750%	11/15/22	1,650	1,632
Caterpillar Financial Services Corp.	1.000%	3/3/17	1,344	1,340
Caterpillar Financial Services Corp.	1.750%	3/24/17	2,000	2,007
Caterpillar Financial Services Corp.	1.250%	8/18/17	2,400	2,391
Caterpillar Financial Services Corp.	1.250%	11/6/17	850	848
Caterpillar Financial Services Corp.	5.450%	4/15/18	4,642	5,020
Caterpillar Financial Services Corp.	7.050%	10/1/18	3,575	4,050
Caterpillar Financial Services Corp.	1.800%	11/13/18	4,700	4,704
Caterpillar Financial Services Corp.	7.150%	2/15/19	9,990	11,442
Caterpillar Financial Services Corp.	2.100%	6/9/19	1,367	1,366
Caterpillar Financial Services Corp.	2.250%	12/1/19	5,550	5,554
Caterpillar Financial Services Corp.	2.000%	3/5/20	2,500	2,477
Caterpillar Financial Services Corp.	2.500%	11/13/20	4,350	4,342
Caterpillar Financial Services Corp.	2.750%	8/20/21	1,300	1,289
Caterpillar Financial Services Corp.	2.850%	6/1/22	6,104	6,072
Caterpillar Financial Services Corp.	3.300%	6/9/24	4,175	4,154

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	3.250%	12/1/24	4,100	4,062
Caterpillar Inc.	1.500%	6/26/17	6,155	6,168
Caterpillar Inc.	3.900%	5/27/21	7,330	7,788
Caterpillar Inc.	2.600%	6/26/22	1,000	988
Caterpillar Inc.	3.400%	5/15/24	8,500	8,574
Caterpillar Inc.	6.050%	8/15/36	4,241	5,003
Caterpillar Inc.	5.200%	5/27/41	75	82
Caterpillar Inc.	3.803%	8/15/42	16,144	14,429
Caterpillar Inc.	4.300%	5/15/44	5,350	5,154
Caterpillar Inc.	4.750%	5/15/64	900	875
Crane Co.	2.750%	12/15/18	2,000	1,994
Crane Co.	4.450%	12/15/23	5,690	5,863
CRH America Inc.	8.125%	7/15/18	11,275	12,831
CRH America Inc.	5.750%	1/15/21	3,415	3,837
Danaher Corp.	2.300%	6/23/16	1,800	1,811
Danaher Corp.	5.625%	1/15/18	850	917
Danaher Corp.	1.650%	9/15/18	4,100	4,096
Danaher Corp.	2.400%	9/15/20	4,000	4,000
Danaher Corp.	3.900%	6/23/21	8,625	9,175
Danaher Corp.	3.350%	9/15/25	2,775	2,833
Danaher Corp.	4.375%	9/15/45	7,750	8,018
Deere & Co.	2.600%	6/8/22	4,565	4,496
Deere & Co.	5.375%	10/16/29	3,595	4,189
Deere & Co.	8.100%	5/15/30	1,861	2,630
Deere & Co.	3.900%	6/9/42	6,525	6,254
Dover Corp.	5.450%	3/15/18	2,000	2,158
Dover Corp.	4.300%	3/1/21	1,830	1,959
Dover Corp.	3.150%	11/15/25	9,000	8,872
Dover Corp.	6.600%	3/15/38	975	1,267
Dover Corp.	5.375%	3/1/41	795	908
Eaton Corp.	1.500%	11/2/17	1,000	994
Eaton Corp.	5.600%	5/15/18	6,855	7,414
Eaton Corp.	2.750%	11/2/22	11,175	10,809
Eaton Corp.	4.000%	11/2/32	6,850	6,542
Eaton Corp.	4.150%	11/2/42	1,250	1,153
Eaton Electric Holdings Llc.	3.875%	12/15/20	1,075	1,115
8 Embraer Overseas Ltd.	5.696%	9/16/23	8,104	7,900
Emerson Electric Co.	5.250%	10/15/18	2,200	2,409
Emerson Electric Co.	4.875%	10/15/19	2,275	2,499
Emerson Electric Co.	4.250%	11/15/20	4,807	5,192
Emerson Electric Co.	2.625%	12/1/21	7,000	6,953
Emerson Electric Co.	2.625%	2/15/23	2,500	2,447
Emerson Electric Co.	3.150%	6/1/25	2,900	2,884
Emerson Electric Co.	6.000%	8/15/32	750	898
Emerson Electric Co.	6.125%	4/15/39	1,000	1,231
Emerson Electric Co.	5.250%	11/15/39	440	496
Exelis Inc.	4.250%	10/1/16	1,900	1,935
Exelis Inc.	5.550%	10/1/21	1,000	1,098
Flowserve Corp.	3.500%	9/15/22	11,905	11,578
Flowserve Corp.	4.000%	11/15/23	4,575	4,566
Fortune Brands Home & Security Inc.	3.000%	6/15/20	3,000	2,994
Fortune Brands Home & Security Inc.	4.000%	6/15/25	1,000	991
5 GE Capital Trust I	6.375%	11/15/67	3,057	3,183
General Dynamics Corp.	1.000%	11/15/17	6,225	6,206
General Dynamics Corp.	3.875%	7/15/21	5,350	5,649
General Dynamics Corp.	2.250%	11/15/22	3,500	3,364

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
General Dynamics Corp.	3.600%	11/15/42	4,150	3,852
General Electric Capital Corp.	6.000%	8/7/19	2,856	3,228
General Electric Capital Corp.	2.100%	12/11/19	900	898
General Electric Capital Corp.	5.500%	1/8/20	7,432	8,338
General Electric Capital Corp.	2.200%	1/9/20	8,359	8,369
General Electric Capital Corp.	5.550%	5/4/20	11,282	12,785
General Electric Capital Corp.	4.375%	9/16/20	3,722	4,048
General Electric Capital Corp.	4.625%	1/7/21	4,185	4,595
General Electric Capital Corp.	5.300%	2/11/21	3,781	4,258
General Electric Capital Corp.	4.650%	10/17/21	8,392	9,258
General Electric Capital Corp.	3.150%	9/7/22	2,995	3,065
General Electric Capital Corp.	3.100%	1/9/23	7,431	7,534
General Electric Capital Corp.	3.450%	5/15/24	2,732	2,818
General Electric Capital Corp.	6.750%	3/15/32	15,784	20,519
General Electric Capital Corp.	6.150%	8/7/37	5,021	6,277
General Electric Capital Corp.	5.875%	1/14/38	14,170	17,325
General Electric Capital Corp.	6.875%	1/10/39	7,220	9,827
5 General Electric Capital Corp.	6.375%	11/15/67	8,791	9,154
General Electric Co.	5.250%	12/6/17	32,295	34,508
General Electric Co.	2.700%	10/9/22	17,165	17,091
General Electric Co.	3.375%	3/11/24	9,000	9,322
General Electric Co.	4.125%	10/9/42	23,800	23,249
General Electric Co.	4.500%	3/11/44	4,920	5,055
Harris Corp.	1.999%	4/27/18	4,500	4,453
Harris Corp.	2.700%	4/27/20	2,000	1,962
Harris Corp.	4.400%	12/15/20	2,790	2,915
Harris Corp.	3.832%	4/27/25	1,659	1,634
Harris Corp.	4.854%	4/27/35	5,000	4,922
Harris Corp.	6.150%	12/15/40	650	706
Harris Corp.	5.054%	4/27/45	3,075	3,003
Hexcel Corp.	4.700%	8/15/25	1,400	1,388
Honeywell International Inc.	5.300%	3/15/17	1,975	2,070
Honeywell International Inc.	5.300%	3/1/18	5,950	6,422
Honeywell International Inc.	5.000%	2/15/19	520	570
Honeywell International Inc.	4.250%	3/1/21	4,545	4,974
Honeywell International Inc.	3.350%	12/1/23	9,050	9,323
Honeywell International Inc.	5.700%	3/15/36	1,600	1,907
Honeywell International Inc.	5.700%	3/15/37	1,895	2,288
Honeywell International Inc.	5.375%	3/1/41	11,545	13,698
Illinois Tool Works Inc.	1.950%	3/1/19	500	501
Illinois Tool Works Inc.	6.250%	4/1/19	9,425	10,624
Illinois Tool Works Inc.	3.375%	9/15/21	895	918
Illinois Tool Works Inc.	3.500%	3/1/24	5,000	5,147
Illinois Tool Works Inc.	4.875%	9/15/41	895	976
Illinois Tool Works Inc.	3.900%	9/1/42	9,375	8,853
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	6,650	7,344
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	2,045	2,062
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	7,875	8,144
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	2,850	3,135
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	2,000	1,968
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	700	684
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	4,500	4,298
John Deere Capital Corp.	2.000%	1/13/17	2,350	2,379
John Deere Capital Corp.	1.400%	3/15/17	1,600	1,603
John Deere Capital Corp.	5.500%	4/13/17	150	158
John Deere Capital Corp.	1.125%	6/12/17	2,500	2,495

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	2.800%	9/18/17	4,225	4,319
John Deere Capital Corp.	1.200%	10/10/17	4,400	4,379
John Deere Capital Corp.	1.350%	1/16/18	2,950	2,938
John Deere Capital Corp.	5.350%	4/3/18	825	891
John Deere Capital Corp.	1.750%	8/10/18	3,100	3,100
John Deere Capital Corp.	5.750%	9/10/18	12,160	13,381
John Deere Capital Corp.	1.950%	12/13/18	4,783	4,793
John Deere Capital Corp.	1.950%	3/4/19	3,400	3,386
John Deere Capital Corp.	2.250%	4/17/19	1,275	1,281
John Deere Capital Corp.	1.700%	1/15/20	5,400	5,256
John Deere Capital Corp.	2.050%	3/10/20	5,400	5,336
John Deere Capital Corp.	2.450%	9/11/20	2,175	2,171
John Deere Capital Corp.	2.800%	3/4/21	5,000	5,036
John Deere Capital Corp.	3.900%	7/12/21	5,993	6,350
John Deere Capital Corp.	3.150%	10/15/21	6,981	7,100
John Deere Capital Corp.	2.750%	3/15/22	2,250	2,222
John Deere Capital Corp.	2.800%	1/27/23	6,315	6,196
John Deere Capital Corp.	3.350%	6/12/24	8,731	8,840
John Deere Capital Corp.	3.400%	9/11/25	2,350	2,379
Kennametal Inc.	2.650%	11/1/19	4,478	4,436
Kennametal Inc.	3.875%	2/15/22	1,550	1,531
L-3 Communications Corp.	5.200%	10/15/19	9,855	10,443
L-3 Communications Corp.	4.750%	7/15/20	9,950	10,361
L-3 Communications Corp.	4.950%	2/15/21	7,100	7,303
L-3 Communications Corp.	3.950%	5/28/24	1,730	1,643
Lafarge SA	7.125%	7/15/36	3,400	4,003
Leggett & Platt Inc.	3.800%	11/15/24	3,725	3,753
Lockheed Martin Corp.	1.850%	11/23/18	2,350	2,345
Lockheed Martin Corp.	4.250%	11/15/19	7,418	7,949
Lockheed Martin Corp.	2.500%	11/23/20	5,000	4,982
Lockheed Martin Corp.	3.350%	9/15/21	5,725	5,847
Lockheed Martin Corp.	3.100%	1/15/23	1,330	1,327
Lockheed Martin Corp.	2.900%	3/1/25	725	696
Lockheed Martin Corp.	3.550%	1/15/26	10,450	10,502
Lockheed Martin Corp.	3.600%	3/1/35	6,040	5,425
Lockheed Martin Corp.	4.500%	5/15/36	2,600	2,631
Lockheed Martin Corp.	6.150%	9/1/36	8,135	9,754
Lockheed Martin Corp.	5.500%	11/15/39	5,445	6,048
Lockheed Martin Corp.	5.720%	6/1/40	3,226	3,680
Lockheed Martin Corp.	4.850%	9/15/41	3,000	3,103
Lockheed Martin Corp.	3.800%	3/1/45	1,575	1,387
Lockheed Martin Corp.	4.700%	5/15/46	10,500	10,756
Martin Marietta Materials Inc.	6.600%	4/15/18	1,600	1,724
Mohawk Industries Inc.	3.850%	2/1/23	12,025	12,114
Northrop Grumman Corp.	1.750%	6/1/18	3,525	3,495
Northrop Grumman Corp.	3.500%	3/15/21	4,725	4,877
Northrop Grumman Corp.	3.250%	8/1/23	4,275	4,272
Northrop Grumman Corp.	5.050%	11/15/40	1,775	1,863
Northrop Grumman Corp.	4.750%	6/1/43	5,890	6,063
Northrop Grumman Corp.	3.850%	4/15/45	1,900	1,686
Northrop Grumman Systems Corp.	7.750%	2/15/31	2,770	3,648
Owens Corning	9.000%	6/15/19	228	265
Owens Corning	4.200%	12/15/22	3,875	3,882
Owens Corning	7.000%	12/1/36	2,375	2,613
Parker Hannifin Corp.	5.500%	5/15/18	1,250	1,352
Parker Hannifin Corp.	3.500%	9/15/22	1,625	1,681

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Parker Hannifin Corp.	6.250%	5/15/38	550	697
Parker-Hannifin Corp.	3.300%	11/21/24	3,400	3,439
Parker-Hannifin Corp.	4.200%	11/21/34	2,200	2,246
Parker-Hannifin Corp.	4.450%	11/21/44	9,800	10,240
Pentair Finance SA	2.650%	12/1/19	1,750	1,696
Pentair Finance SA	3.625%	9/15/20	1,000	994
Pentair Finance SA	5.000%	5/15/21	4,305	4,487
Precision Castparts Corp.	1.250%	1/15/18	5,325	5,288
Precision Castparts Corp.	2.250%	6/15/20	3,050	3,034
Precision Castparts Corp.	2.500%	1/15/23	4,270	4,120
Precision Castparts Corp.	3.250%	6/15/25	8,150	8,084
Precision Castparts Corp.	4.200%	6/15/35	1,250	1,248
Precision Castparts Corp.	3.900%	1/15/43	1,875	1,747
Precision Castparts Corp.	4.375%	6/15/45	1,350	1,346
Raytheon Co.	6.400%	12/15/18	100	113
Raytheon Co.	4.400%	2/15/20	500	541
Raytheon Co.	3.125%	10/15/20	9,075	9,350
Raytheon Co.	2.500%	12/15/22	4,875	4,774
Raytheon Co.	7.200%	8/15/27	2,010	2,669
Raytheon Co.	4.875%	10/15/40	100	109
Raytheon Co.	4.700%	12/15/41	5,950	6,446
Republic Services Inc.	3.800%	5/15/18	6,970	7,223
Republic Services Inc.	5.500%	9/15/19	6,220	6,837
Republic Services Inc.	5.000%	3/1/20	5,700	6,193
Republic Services Inc.	5.250%	11/15/21	2,650	2,934
Republic Services Inc.	3.550%	6/1/22	2,200	2,252
Republic Services Inc.	4.750%	5/15/23	525	572
Republic Services Inc.	3.200%	3/15/25	1,500	1,446
Republic Services Inc.	6.086%	3/15/35	825	971
Republic Services Inc.	6.200%	3/1/40	6,365	7,478
Republic Services Inc.	5.700%	5/15/41	3,600	4,043
Rockwell Automation Inc.	5.650%	12/1/17	600	642
Rockwell Automation Inc.	2.050%	3/1/20	3,800	3,764
Rockwell Automation Inc.	6.700%	1/15/28	325	415
Rockwell Automation Inc.	6.250%	12/1/37	1,500	1,858
Rockwell Collins Inc.	5.250%	7/15/19	275	300
Rockwell Collins Inc.	3.100%	11/15/21	1,000	1,014
Rockwell Collins Inc.	3.700%	12/15/23	1,500	1,552
Rockwell Collins Inc.	4.800%	12/15/43	1,050	1,122
Roper Technologies Inc.	1.850%	11/15/17	1,175	1,171
Roper Technologies Inc.	2.050%	10/1/18	7,850	7,802
Roper Technologies Inc.	6.250%	9/1/19	5,500	6,110
Roper Technologies Inc.	3.125%	11/15/22	400	391
Roper Technologies Inc.	3.850%	12/15/25	1,925	1,930
Snap-on Inc.	6.125%	9/1/21	2,000	2,301
Sonoco Products Co.	4.375%	11/1/21	435	453
Sonoco Products Co.	5.750%	11/1/40	3,910	4,230
Stanley Black & Decker Inc.	3.400%	12/1/21	2,425	2,472
Stanley Black & Decker Inc.	2.900%	11/1/22	3,000	2,967
Textron Inc.	5.600%	12/1/17	3,416	3,628
Textron Inc.	4.300%	3/1/24	2,975	3,030
Textron Inc.	3.875%	3/1/25	2,500	2,452
United Technologies Corp.	1.800%	6/1/17	1,785	1,793
United Technologies Corp.	5.375%	12/15/17	9,675	10,398
United Technologies Corp.	6.125%	2/1/19	10,190	11,368
United Technologies Corp.	4.500%	4/15/20	6,680	7,301

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United Technologies Corp.	3.100%	6/1/22	14,568	14,839
United Technologies Corp.	6.700%	8/1/28	325	414
United Technologies Corp.	7.500%	9/15/29	3,825	5,172
United Technologies Corp.	5.400%	5/1/35	600	672
United Technologies Corp.	6.050%	6/1/36	1,915	2,308
United Technologies Corp.	6.125%	7/15/38	10,950	13,398
United Technologies Corp.	5.700%	4/15/40	7,325	8,578
United Technologies Corp.	4.500%	6/1/42	16,990	17,066
United Technologies Corp.	4.150%	5/15/45	2,800	2,671
Valmont Industries Inc.	5.000%	10/1/44	1,100	953
Valmont Industries Inc.	5.250%	10/1/54	2,350	2,002
Waste Management Inc.	2.600%	9/1/16	145	146
Waste Management Inc.	6.100%	3/15/18	1,150	1,253
Waste Management Inc.	4.750%	6/30/20	4,700	5,094
Waste Management Inc.	4.600%	3/1/21	6,425	6,909
Waste Management Inc.	3.500%	5/15/24	4,800	4,838
Waste Management Inc.	3.125%	3/1/25	3,250	3,158
Waste Management Inc.	3.900%	3/1/35	1,100	1,029
Waste Management Inc.	4.100%	3/1/45	3,000	2,796
WW Grainger Inc.	4.600%	6/15/45	8,325	8,682

Communication (2.5%)
21st Century Fox America Inc.	8.000%	10/17/16	975	1,023
21st Century Fox America Inc.	6.900%	3/1/19	4,340	4,928
21st Century Fox America Inc.	4.500%	2/15/21	5,050	5,436
21st Century Fox America Inc.	3.000%	9/15/22	11,450	11,299
21st Century Fox America Inc.	4.000%	10/1/23	1,075	1,111
8 21st Century Fox America Inc.	3.700%	10/15/25	3,000	2,993
21st Century Fox America Inc.	6.550%	3/15/33	5,765	6,606
21st Century Fox America Inc.	6.200%	12/15/34	6,250	7,070
21st Century Fox America Inc.	6.400%	12/15/35	12,800	14,743
21st Century Fox America Inc.	8.150%	10/17/36	275	365
21st Century Fox America Inc.	6.150%	3/1/37	3,000	3,342
21st Century Fox America Inc.	6.650%	11/15/37	6,250	7,244
21st Century Fox America Inc.	6.900%	8/15/39	2,275	2,689
21st Century Fox America Inc.	6.150%	2/15/41	8,925	10,037
21st Century Fox America Inc.	5.400%	10/1/43	4,700	4,900
21st Century Fox America Inc.	4.750%	9/15/44	4,075	3,926
21st Century Fox America Inc.	7.750%	12/1/45	3,150	4,104
America Movil SAB de CV	5.625%	11/15/17	900	956
America Movil SAB de CV	5.000%	10/16/19	5,700	6,139
America Movil SAB de CV	5.000%	3/30/20	16,173	17,554
America Movil SAB de CV	3.125%	7/16/22	6,100	5,961
America Movil SAB de CV	6.375%	3/1/35	1,475	1,633
America Movil SAB de CV	6.125%	11/15/37	1,825	2,005
America Movil SAB de CV	6.125%	3/30/40	14,440	15,838
America Movil SAB de CV	4.375%	7/16/42	5,000	4,474
American Tower Corp.	4.500%	1/15/18	16,300	17,005
American Tower Corp.	5.050%	9/1/20	295	318
American Tower Corp.	5.900%	11/1/21	4,965	5,535
American Tower Corp.	4.700%	3/15/22	5,000	5,257
American Tower Corp.	3.500%	1/31/23	19,050	18,789
American Tower Corp.	4.000%	6/1/25	3,750	3,686
Ameritech Capital Funding Corp.	6.550%	1/15/28	500	558
AT&T Corp.	8.250%	11/15/31	5,149	6,891
AT&T Inc.	1.600%	2/15/17	13,965	13,986

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
AT&T Inc.	1.700%	6/1/17	16,086	16,123
AT&T Inc.	1.400%	12/1/17	11,660	11,600
AT&T Inc.	5.500%	2/1/18	10,265	10,975
AT&T Inc.	5.600%	5/15/18	3,700	4,022
AT&T Inc.	2.375%	11/27/18	10,000	10,078
AT&T Inc.	5.800%	2/15/19	3,900	4,305
AT&T Inc.	2.300%	3/11/19	5,300	5,305
AT&T Inc.	2.450%	6/30/20	16,400	16,195
AT&T Inc.	4.450%	5/15/21	5,590	5,937
AT&T Inc.	3.875%	8/15/21	11,485	11,881
AT&T Inc.	3.000%	2/15/22	7,975	7,852
AT&T Inc.	3.000%	6/30/22	17,500	17,016
AT&T Inc.	2.625%	12/1/22	17,850	16,920
AT&T Inc.	3.400%	5/15/25	18,425	17,708
AT&T Inc.	6.450%	6/15/34	4,195	4,715
AT&T Inc.	4.500%	5/15/35	7,500	6,967
AT&T Inc.	6.500%	9/1/37	6,431	7,238
AT&T Inc.	6.300%	1/15/38	6,590	7,213
AT&T Inc.	6.400%	5/15/38	3,100	3,422
AT&T Inc.	6.550%	2/15/39	12,015	13,533
AT&T Inc.	5.350%	9/1/40	23,153	22,899
AT&T Inc.	5.550%	8/15/41	5,450	5,486
AT&T Inc.	4.300%	12/15/42	17,836	15,268
AT&T Inc.	4.800%	6/15/44	21,200	19,445
AT&T Inc.	4.350%	6/15/45	16,158	13,902
AT&T Inc.	4.750%	5/15/46	20,000	18,317
Bellsouth Capital Funding Corp.	7.875%	2/15/30	5,107	6,113
BellSouth LLC	6.875%	10/15/31	3,786	4,161
BellSouth LLC	6.550%	6/15/34	628	668
BellSouth LLC	6.000%	11/15/34	419	418
BellSouth Telecommunications LLC	6.375%	6/1/28	2,875	3,150
British Telecommunications plc	1.250%	2/14/17	1,350	1,343
British Telecommunications plc	5.950%	1/15/18	13,310	14,354
British Telecommunications plc	2.350%	2/14/19	1,325	1,328
British Telecommunications plc	9.625%	12/15/30	11,150	16,256
CBS Corp.	1.950%	7/1/17	175	175
CBS Corp.	4.625%	5/15/18	100	106
CBS Corp.	2.300%	8/15/19	7,075	6,995
CBS Corp.	5.750%	4/15/20	12,390	13,690
CBS Corp.	4.300%	2/15/21	4,150	4,320
CBS Corp.	4.000%	1/15/26	4,000	3,900
CBS Corp.	7.875%	7/30/30	25	32
CBS Corp.	4.850%	7/1/42	5,125	4,565
CBS Corp.	4.900%	8/15/44	3,050	2,771
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	10,050	9,861
8 CCO Safari II LLC	3.579%	7/23/20	12,575	12,497
8 CCO Safari II LLC	4.464%	7/23/22	16,125	16,101
8 CCO Safari II LLC	4.908%	7/23/25	29,000	28,907
8 CCO Safari II LLC	6.384%	10/23/35	11,700	11,768
8 CCO Safari II LLC	6.484%	10/23/45	18,550	18,678
8 CCO Safari II LLC	6.834%	10/23/55	2,675	2,626
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	2,000	2,775
Comcast Cable Communications LLC	8.875%	5/1/17	975	1,069
Comcast Corp.	6.500%	1/15/17	550	579
Comcast Corp.	6.300%	11/15/17	3,775	4,105
Comcast Corp.	5.875%	2/15/18	6,450	7,015

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Comcast Corp.	5.700%	5/15/18	12,675	13,863
Comcast Corp.	5.700%	7/1/19	6,645	7,445
Comcast Corp.	5.150%	3/1/20	4,555	5,086
Comcast Corp.	3.125%	7/15/22	1,925	1,952
Comcast Corp.	2.850%	1/15/23	7,266	7,211
Comcast Corp.	3.600%	3/1/24	4,125	4,263
Comcast Corp.	3.375%	2/15/25	5,600	5,655
Comcast Corp.	3.375%	8/15/25	6,575	6,658
Comcast Corp.	4.250%	1/15/33	11,700	11,657
Comcast Corp.	7.050%	3/15/33	2,300	2,964
Comcast Corp.	4.200%	8/15/34	7,075	7,011
Comcast Corp.	5.650%	6/15/35	1,650	1,913
Comcast Corp.	4.400%	8/15/35	8,000	8,083
Comcast Corp.	6.500%	11/15/35	13,475	16,905
Comcast Corp.	6.450%	3/15/37	6,075	7,528
Comcast Corp.	6.950%	8/15/37	13,250	17,288
Comcast Corp.	6.400%	5/15/38	5,975	7,342
Comcast Corp.	6.400%	3/1/40	9,300	11,505
Comcast Corp.	4.650%	7/15/42	16,325	16,498
Comcast Corp.	4.500%	1/15/43	1,425	1,420
Comcast Corp.	4.750%	3/1/44	675	702
Comcast Corp.	4.600%	8/15/45	11,000	11,141
Deutsche Telekom International Finance BV	6.750%	8/20/18	5,375	6,022
Deutsche Telekom International Finance BV	6.000%	7/8/19	5,425	6,021
Deutsche Telekom International Finance BV	8.750%	6/15/30	20,794	28,685
Deutsche Telekom International Finance BV	9.250%	6/1/32	300	445
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	2.400%	3/15/17	350	353
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	1.750%	1/15/18	475	474
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	5.875%	10/1/19	4,850	5,399
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	5.200%	3/15/20	1,175	1,273
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	4.600%	2/15/21	3,075	3,254
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	5.000%	3/1/21	19,875	21,455
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	3.800%	3/15/22	5,125	5,178
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	4.450%	4/1/24	8,275	8,481
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	3.950%	1/15/25	19,975	19,677
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	6.350%	3/15/40	8,500	9,183
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	6.000%	8/15/40	675	691
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	6.375%	3/1/41	7,775	8,318
DIRECTV Holdings LLC / DIRECTV Financing
Co. Inc.	5.150%	3/15/42	9,950	9,272
Discovery Communications LLC	5.050%	6/1/20	8,750	9,314
Discovery Communications LLC	4.375%	6/15/21	870	891
Discovery Communications LLC	3.300%	5/15/22	4,125	3,904
Discovery Communications LLC	3.250%	4/1/23	1,325	1,221

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Discovery Communications LLC	3.450%	3/15/25	1,650	1,496
Discovery Communications LLC	6.350%	6/1/40	2,285	2,287
Discovery Communications LLC	4.950%	5/15/42	6,400	5,374
Embarq Corp.	7.995%	6/1/36	10,474	10,764
Grupo Televisa SAB	6.000%	5/15/18	875	942
Grupo Televisa SAB	6.625%	3/18/25	1,475	1,691
Grupo Televisa SAB	8.500%	3/11/32	275	331
Grupo Televisa SAB	6.625%	1/15/40	3,795	3,984
Grupo Televisa SAB	5.000%	5/13/45	7,650	6,531
Grupo Televisa SAB	6.125%	1/31/46	5,250	5,250
GTE Corp.	8.750%	11/1/21	1,700	2,102
GTE Corp.	6.940%	4/15/28	1,750	2,074
Historic TW Inc.	9.150%	2/1/23	3,425	4,460
Historic TW Inc.	6.625%	5/15/29	4,925	5,766
Interpublic Group of Cos. Inc.	3.750%	2/15/23	16,246	15,655
Interpublic Group of Cos. Inc.	4.200%	4/15/24	750	744
Koninklijke KPN NV	8.375%	10/1/30	5,400	7,058
McGraw Hill Financial Inc.	5.900%	11/15/17	1,450	1,539
McGraw Hill Financial Inc.	2.500%	8/15/18	3,850	3,877
McGraw Hill Financial Inc.	3.300%	8/14/20	3,950	3,986
McGraw Hill Financial Inc.	4.000%	6/15/25	3,750	3,765
McGraw Hill Financial Inc.	4.400%	2/15/26	7,825	8,017
McGraw Hill Financial Inc.	6.550%	11/15/37	1,450	1,656
Moody’s Corp.	5.500%	9/1/20	438	483
Moody’s Corp.	4.500%	9/1/22	14,842	15,779
Moody’s Corp.	4.875%	2/15/24	3,500	3,733
Moody’s Corp.	5.250%	7/15/44	5,950	6,128
NBCUniversal Media LLC	5.150%	4/30/20	8,550	9,550
NBCUniversal Media LLC	4.375%	4/1/21	3,120	3,390
NBCUniversal Media LLC	2.875%	1/15/23	9,150	9,084
NBCUniversal Media LLC	6.400%	4/30/40	8,350	10,393
NBCUniversal Media LLC	5.950%	4/1/41	2,575	3,082
NBCUniversal Media LLC	4.450%	1/15/43	6,275	6,139
New Cingular Wireless Services Inc.	8.750%	3/1/31	1,370	1,890
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	825	822
Omnicom Group Inc.	4.450%	8/15/20	3,850	4,104
Omnicom Group Inc.	3.625%	5/1/22	20,290	20,512
Omnicom Group Inc.	3.650%	11/1/24	3,825	3,819
Orange SA	2.750%	2/6/19	5,950	6,041
Orange SA	5.375%	7/8/19	6,825	7,477
Orange SA	4.125%	9/14/21	7,095	7,482
Orange SA	9.000%	3/1/31	11,940	16,871
Orange SA	5.375%	1/13/42	275	290
Orange SA	5.500%	2/6/44	7,175	7,597
Pacific Bell Telephone Co.	7.125%	3/15/26	425	520
Qwest Corp.	6.500%	6/1/17	1,825	1,932
Qwest Corp.	6.750%	12/1/21	6,990	7,290
Qwest Corp.	7.250%	9/15/25	900	960
Qwest Corp.	6.875%	9/15/33	5,035	4,871
Qwest Corp.	7.125%	11/15/43	4,500	4,281
RELX Capital Inc.	3.125%	10/15/22	6,809	6,600
Rogers Communications Inc.	6.800%	8/15/18	7,150	7,991
Rogers Communications Inc.	3.000%	3/15/23	1,575	1,535
Rogers Communications Inc.	4.100%	10/1/23	3,050	3,186
Rogers Communications Inc.	3.625%	12/15/25	1,775	1,747
Rogers Communications Inc.	4.500%	3/15/43	3,260	3,045

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rogers Communications Inc.	5.000%	3/15/44	11,885	12,023
Scripps Networks Interactive Inc.	2.750%	11/15/19	4,525	4,453
Scripps Networks Interactive Inc.	2.800%	6/15/20	4,000	3,902
Scripps Networks Interactive Inc.	3.500%	6/15/22	2,500	2,408
Scripps Networks Interactive Inc.	3.900%	11/15/24	2,275	2,171
TCI Communications Inc.	7.875%	2/15/26	1,675	2,264
TCI Communications Inc.	7.125%	2/15/28	450	582
Telefonica Emisiones SAU	3.192%	4/27/18	9,700	9,875
Telefonica Emisiones SAU	5.877%	7/15/19	13,400	14,811
Telefonica Emisiones SAU	5.462%	2/16/21	540	603
Telefonica Emisiones SAU	4.570%	4/27/23	7,450	7,788
Telefonica Emisiones SAU	7.045%	6/20/36	13,235	15,998
Telefonica Europe BV	8.250%	9/15/30	2,100	2,733
Thomson Reuters Corp.	1.300%	2/23/17	1,000	994
Thomson Reuters Corp.	1.650%	9/29/17	500	498
Thomson Reuters Corp.	6.500%	7/15/18	4,225	4,665
Thomson Reuters Corp.	4.700%	10/15/19	1,525	1,636
Thomson Reuters Corp.	3.950%	9/30/21	5,250	5,424
Thomson Reuters Corp.	4.300%	11/23/23	2,675	2,745
Thomson Reuters Corp.	3.850%	9/29/24	1,000	985
Thomson Reuters Corp.	5.500%	8/15/35	2,975	3,028
Thomson Reuters Corp.	5.850%	4/15/40	10,610	11,161
Thomson Reuters Corp.	5.650%	11/23/43	2,500	2,600
Time Warner Cable Inc.	5.850%	5/1/17	5,275	5,517
Time Warner Cable Inc.	6.750%	7/1/18	12,325	13,495
Time Warner Cable Inc.	8.750%	2/14/19	8,100	9,380
Time Warner Cable Inc.	8.250%	4/1/19	12,550	14,421
Time Warner Cable Inc.	5.000%	2/1/20	3,045	3,223
Time Warner Cable Inc.	4.125%	2/15/21	3,806	3,917
Time Warner Cable Inc.	4.000%	9/1/21	3,050	3,078
Time Warner Cable Inc.	6.550%	5/1/37	10,245	10,337
Time Warner Cable Inc.	7.300%	7/1/38	9,408	10,220
Time Warner Cable Inc.	6.750%	6/15/39	4,572	4,680
Time Warner Cable Inc.	5.875%	11/15/40	8,075	7,626
Time Warner Cable Inc.	5.500%	9/1/41	10,900	9,860
Time Warner Cable Inc.	4.500%	9/15/42	2,725	2,145
Time Warner Cos. Inc.	7.570%	2/1/24	325	398
Time Warner Cos. Inc.	6.950%	1/15/28	7,050	8,366
Time Warner Entertainment Co. LP	8.375%	7/15/33	3,650	4,321
Time Warner Inc.	2.100%	6/1/19	3,450	3,425
Time Warner Inc.	4.875%	3/15/20	8,360	9,042
Time Warner Inc.	4.700%	1/15/21	4,050	4,359
Time Warner Inc.	4.750%	3/29/21	7,975	8,578
Time Warner Inc.	4.000%	1/15/22	295	306
Time Warner Inc.	3.400%	6/15/22	250	249
Time Warner Inc.	4.050%	12/15/23	525	536
Time Warner Inc.	3.600%	7/15/25	4,350	4,240
Time Warner Inc.	3.875%	1/15/26	2,650	2,627
Time Warner Inc.	7.625%	4/15/31	15,700	19,449
Time Warner Inc.	7.700%	5/1/32	4,600	5,743
Time Warner Inc.	6.500%	11/15/36	9,090	10,281
Time Warner Inc.	6.200%	3/15/40	950	1,045
Time Warner Inc.	6.100%	7/15/40	4,150	4,488
Time Warner Inc.	6.250%	3/29/41	5,275	5,864
Time Warner Inc.	5.375%	10/15/41	295	302
Time Warner Inc.	4.900%	6/15/42	2,785	2,623

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Time Warner Inc.	5.350%	12/15/43	6,200	6,190
Time Warner Inc.	4.650%	6/1/44	2,500	2,300
Time Warner Inc.	4.850%	7/15/45	1,700	1,618
Verizon Communications Inc.	1.350%	6/9/17	6,600	6,580
Verizon Communications Inc.	1.100%	11/1/17	1,350	1,346
Verizon Communications Inc.	5.500%	2/15/18	8,575	9,231
Verizon Communications Inc.	6.100%	4/15/18	3,245	3,546
Verizon Communications Inc.	3.650%	9/14/18	21,120	22,041
Verizon Communications Inc.	6.350%	4/1/19	20,925	23,540
Verizon Communications Inc.	2.625%	2/21/20	12,419	12,475
Verizon Communications Inc.	4.500%	9/15/20	33,400	35,912
Verizon Communications Inc.	3.450%	3/15/21	9,775	10,009
Verizon Communications Inc.	4.600%	4/1/21	7,710	8,312
Verizon Communications Inc.	3.000%	11/1/21	6,725	6,743
Verizon Communications Inc.	3.500%	11/1/21	8,185	8,332
Verizon Communications Inc.	2.450%	11/1/22	9,950	9,414
Verizon Communications Inc.	5.150%	9/15/23	45,800	50,240
Verizon Communications Inc.	4.150%	3/15/24	9,950	10,207
Verizon Communications Inc.	3.500%	11/1/24	13,775	13,579
Verizon Communications Inc.	7.750%	12/1/30	3,640	4,647
Verizon Communications Inc.	6.400%	9/15/33	14,857	16,975
Verizon Communications Inc.	5.050%	3/15/34	14,200	14,198
Verizon Communications Inc.	4.400%	11/1/34	10,000	9,342
Verizon Communications Inc.	5.850%	9/15/35	7,650	8,208
Verizon Communications Inc.	4.272%	1/15/36	23,239	20,976
Verizon Communications Inc.	6.250%	4/1/37	4,825	5,424
Verizon Communications Inc.	6.400%	2/15/38	7,625	8,676
Verizon Communications Inc.	6.900%	4/15/38	3,125	3,746
Verizon Communications Inc.	7.350%	4/1/39	7,800	9,666
Verizon Communications Inc.	6.000%	4/1/41	5,155	5,600
Verizon Communications Inc.	4.750%	11/1/41	7,925	7,283
Verizon Communications Inc.	3.850%	11/1/42	4,200	3,463
Verizon Communications Inc.	6.550%	9/15/43	26,800	31,718
Verizon Communications Inc.	4.862%	8/21/46	20,015	18,893
Verizon Communications Inc.	4.522%	9/15/48	26,602	23,815
Verizon Communications Inc.	5.012%	8/21/54	32,652	29,912
Verizon Communications Inc.	4.672%	3/15/55	29,424	25,517
Verizon Florida LLC	6.860%	2/1/28	250	236
Verizon Maryland LLC	5.125%	6/15/33	3,275	3,262
Verizon New England Inc.	7.875%	11/15/29	1,225	1,521
Verizon New York Inc.	7.375%	4/1/32	7,900	8,927
Viacom Inc.	3.500%	4/1/17	5,335	5,430
Viacom Inc.	6.125%	10/5/17	1,250	1,331
Viacom Inc.	2.500%	9/1/18	3,025	3,024
Viacom Inc.	2.200%	4/1/19	2,075	2,028
Viacom Inc.	5.625%	9/15/19	7,470	8,072
Viacom Inc.	3.875%	12/15/21	13,790	13,643
Viacom Inc.	4.250%	9/1/23	8,200	7,924
Viacom Inc.	4.850%	12/15/34	3,320	2,712
Viacom Inc.	6.875%	4/30/36	14,335	14,078
Viacom Inc.	4.500%	2/27/42	1,800	1,354
Viacom Inc.	5.850%	9/1/43	7,850	7,005
Viacom Inc.	5.250%	4/1/44	1,850	1,526
Vodafone Group plc	5.625%	2/27/17	16,490	17,227
Vodafone Group plc	1.625%	3/20/17	900	899
Vodafone Group plc	1.250%	9/26/17	13,725	13,594

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Vodafone Group plc	1.500%	2/19/18	5,050	5,003
Vodafone Group plc	4.625%	7/15/18	2,200	2,327
Vodafone Group plc	5.450%	6/10/19	10,300	11,335
Vodafone Group plc	4.375%	3/16/21	1,343	1,425
Vodafone Group plc	2.500%	9/26/22	1,500	1,387
Vodafone Group plc	2.950%	2/19/23	6,625	6,280
Vodafone Group plc	7.875%	2/15/30	2,588	3,154
Vodafone Group plc	6.250%	11/30/32	2,675	2,771
Vodafone Group plc	6.150%	2/27/37	7,395	7,333
Vodafone Group plc	4.375%	2/19/43	5,475	4,511
Walt Disney Co.	1.125%	2/15/17	3,775	3,777
Walt Disney Co.	0.875%	5/30/17	5,875	5,861
Walt Disney Co.	1.100%	12/1/17	4,000	3,988
Walt Disney Co.	5.875%	12/15/17	1,875	2,037
Walt Disney Co.	1.500%	9/17/18	4,000	3,990
Walt Disney Co.	1.850%	5/30/19	6,300	6,313
Walt Disney Co.	2.150%	9/17/20	4,450	4,440
Walt Disney Co.	2.750%	8/16/21	1,000	1,017
Walt Disney Co.	2.350%	12/1/22	4,300	4,216
Walt Disney Co.	3.150%	9/17/25	3,800	3,860
Walt Disney Co.	7.000%	3/1/32	1,875	2,586
Walt Disney Co.	4.125%	12/1/41	9,133	9,110
Walt Disney Co.	3.700%	12/1/42	3,575	3,332
Walt Disney Co.	4.125%	6/1/44	6,075	6,151
WPP Finance 2010	4.750%	11/21/21	7,701	8,284
WPP Finance 2010	3.625%	9/7/22	2,500	2,505
WPP Finance 2010	3.750%	9/19/24	3,325	3,303
WPP Finance 2010	5.125%	9/7/42	700	662
WPP Finance 2010	5.625%	11/15/43	1,750	1,770

Consumer Cyclical (2.0%)
Advance Auto Parts Inc.	5.750%	5/1/20	1,275	1,390
Advance Auto Parts Inc.	4.500%	1/15/22	325	335
Advance Auto Parts Inc.	4.500%	12/1/23	1,850	1,889
Alibaba Group Holding Ltd.	1.625%	11/28/17	9,725	9,622
Alibaba Group Holding Ltd.	2.500%	11/28/19	17,950	17,581
Alibaba Group Holding Ltd.	3.125%	11/28/21	3,050	2,968
Alibaba Group Holding Ltd.	3.600%	11/28/24	11,600	11,154
Alibaba Group Holding Ltd.	4.500%	11/28/34	4,370	4,160
Amazon.com Inc.	1.200%	11/29/17	6,650	6,633
Amazon.com Inc.	2.600%	12/5/19	6,650	6,755
Amazon.com Inc.	3.300%	12/5/21	6,500	6,691
Amazon.com Inc.	2.500%	11/29/22	4,300	4,159
Amazon.com Inc.	3.800%	12/5/24	2,400	2,498
Amazon.com Inc.	4.800%	12/5/34	10,375	10,889
Amazon.com Inc.	4.950%	12/5/44	8,200	8,737
American Honda Finance Corp.	1.200%	7/14/17	7,550	7,517
American Honda Finance Corp.	1.550%	12/11/17	17,000	17,002
American Honda Finance Corp.	2.125%	10/10/18	3,650	3,675
American Honda Finance Corp.	2.250%	8/15/19	3,000	3,016
American Honda Finance Corp.	2.450%	9/24/20	7,300	7,313
Automatic Data Processing Inc.	2.250%	9/15/20	5,500	5,517
Automatic Data Processing Inc.	3.375%	9/15/25	1,300	1,327
AutoNation Inc.	6.750%	4/15/18	2,000	2,181
AutoNation Inc.	5.500%	2/1/20	1,655	1,793
AutoNation Inc.	3.350%	1/15/21	1,600	1,602

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
AutoNation Inc.	4.500%	10/1/25	1,600	1,625
AutoZone Inc.	1.300%	1/13/17	4,950	4,944
AutoZone Inc.	7.125%	8/1/18	7,100	7,961
AutoZone Inc.	2.500%	4/15/21	1,125	1,099
AutoZone Inc.	3.700%	4/15/22	3,750	3,819
AutoZone Inc.	3.250%	4/15/25	2,700	2,613
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,000	976
Bed Bath & Beyond Inc.	4.915%	8/1/34	1,375	1,228
Bed Bath & Beyond Inc.	5.165%	8/1/44	4,879	4,160
Best Buy Co. Inc.	5.500%	3/15/21	850	886
Block Financial LLC	4.125%	10/1/20	2,875	2,911
Block Financial LLC	5.250%	10/1/25	9,225	9,429
BorgWarner Inc.	4.625%	9/15/20	400	430
BorgWarner Inc.	3.375%	3/15/25	1,250	1,182
BorgWarner Inc.	4.375%	3/15/45	3,565	3,189
Brinker International Inc.	2.600%	5/15/18	5,663	5,645
Brinker International Inc.	3.875%	5/15/23	4,725	4,556
Carnival Corp.	1.875%	12/15/17	1,150	1,149
Carnival Corp.	3.950%	10/15/20	2,500	2,635
Coach Inc.	4.250%	4/1/25	1,350	1,285
Costco Wholesale Corp.	5.500%	3/15/17	5,400	5,682
Costco Wholesale Corp.	1.125%	12/15/17	4,575	4,571
Costco Wholesale Corp.	1.700%	12/15/19	6,500	6,444
Costco Wholesale Corp.	1.750%	2/15/20	2,000	1,983
Costco Wholesale Corp.	2.250%	2/15/22	1,900	1,865
Cummins Inc.	3.650%	10/1/23	2,750	2,838
Cummins Inc.	7.125%	3/1/28	100	131
Cummins Inc.	4.875%	10/1/43	3,775	3,900
CVS Health Corp.	5.750%	6/1/17	7,727	8,178
CVS Health Corp.	1.900%	7/20/18	15,250	15,235
CVS Health Corp.	2.250%	12/5/18	19,600	19,699
CVS Health Corp.	2.250%	8/12/19	5,000	4,995
CVS Health Corp.	2.800%	7/20/20	14,275	14,343
CVS Health Corp.	3.500%	7/20/22	7,225	7,352
CVS Health Corp.	2.750%	12/1/22	5,050	4,910
8 CVS Health Corp.	4.750%	12/1/22	6,100	6,568
CVS Health Corp.	4.000%	12/5/23	5,570	5,788
CVS Health Corp.	3.375%	8/12/24	3,600	3,559
8 CVS Health Corp.	5.000%	12/1/24	9,000	9,745
CVS Health Corp.	3.875%	7/20/25	16,275	16,554
CVS Health Corp.	4.875%	7/20/35	11,400	11,770
CVS Health Corp.	5.750%	5/15/41	3,595	4,064
CVS Health Corp.	5.300%	12/5/43	7,350	7,958
CVS Health Corp.	5.125%	7/20/45	20,125	21,215
Daimler Finance North America LLC	8.500%	1/18/31	7,620	11,061
Delphi Automotive plc	3.150%	11/19/20	4,050	4,041
Delphi Automotive plc	4.250%	1/15/26	9,000	9,028
Delphi Corp.	5.000%	2/15/23	3,700	3,866
Delphi Corp.	4.150%	3/15/24	3,205	3,243
Dollar General Corp.	3.250%	4/15/23	8,493	8,104
Dollar General Corp.	4.150%	11/1/25	300	297
eBay Inc.	1.350%	7/15/17	5,375	5,338
eBay Inc.	2.200%	8/1/19	6,925	6,841
eBay Inc.	3.250%	10/15/20	5,425	5,483
eBay Inc.	2.875%	8/1/21	2,925	2,880
eBay Inc.	2.600%	7/15/22	3,250	3,016

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
eBay Inc.	3.450%	8/1/24	5,125	4,883
eBay Inc.	4.000%	7/15/42	3,450	2,724
Expedia Inc.	7.456%	8/15/18	250	279
Expedia Inc.	5.950%	8/15/20	10,400	11,347
Expedia Inc.	4.500%	8/15/24	2,800	2,697
8 Expedia Inc.	5.000%	2/15/26	6,000	5,882
Ford Holdings LLC	9.300%	3/1/30	675	918
Ford Motor Co.	6.500%	8/1/18	1,025	1,133
Ford Motor Co.	6.625%	10/1/28	3,425	3,937
Ford Motor Co.	6.375%	2/1/29	2,925	3,286
Ford Motor Co.	7.450%	7/16/31	9,975	12,248
Ford Motor Co.	4.750%	1/15/43	9,150	8,631
Ford Motor Co.	7.400%	11/1/46	2,650	3,228
Ford Motor Credit Co. LLC	4.250%	2/3/17	2,550	2,606
Ford Motor Credit Co. LLC	1.461%	3/27/17	3,300	3,269
Ford Motor Credit Co. LLC	3.000%	6/12/17	8,200	8,244
Ford Motor Credit Co. LLC	6.625%	8/15/17	15,225	16,240
Ford Motor Credit Co. LLC	1.724%	12/6/17	5,500	5,414
Ford Motor Credit Co. LLC	2.145%	1/9/18	17,000	16,910
Ford Motor Credit Co. LLC	2.375%	1/16/18	7,000	6,985
Ford Motor Credit Co. LLC	5.000%	5/15/18	10,675	11,176
Ford Motor Credit Co. LLC	2.375%	3/12/19	18,700	18,426
Ford Motor Credit Co. LLC	2.597%	11/4/19	9,750	9,575
Ford Motor Credit Co. LLC	8.125%	1/15/20	12,565	14,802
Ford Motor Credit Co. LLC	3.157%	8/4/20	1,100	1,094
Ford Motor Credit Co. LLC	3.200%	1/15/21	8,425	8,351
Ford Motor Credit Co. LLC	5.750%	2/1/21	2,681	2,974
Ford Motor Credit Co. LLC	5.875%	8/2/21	13,294	14,831
Ford Motor Credit Co. LLC	3.219%	1/9/22	8,500	8,300
Ford Motor Credit Co. LLC	4.375%	8/6/23	6,625	6,816
Ford Motor Credit Co. LLC	3.664%	9/8/24	4,925	4,794
Ford Motor Credit Co. LLC	4.134%	8/4/25	13,200	13,131
Gap Inc.	5.950%	4/12/21	8,375	8,862
General Motors Co.	3.500%	10/2/18	3,675	3,712
General Motors Co.	4.875%	10/2/23	8,740	8,926
General Motors Co.	4.000%	4/1/25	2,750	2,606
General Motors Co.	5.000%	4/1/35	6,030	5,646
General Motors Co.	6.250%	10/2/43	7,005	7,390
General Motors Co.	5.200%	4/1/45	7,270	6,834
General Motors Financial Co. Inc.	2.625%	7/10/17	1,725	1,729
General Motors Financial Co. Inc.	4.750%	8/15/17	2,300	2,378
General Motors Financial Co. Inc.	3.000%	9/25/17	3,342	3,359
General Motors Financial Co. Inc.	3.250%	5/15/18	2,200	2,214
General Motors Financial Co. Inc.	6.750%	6/1/18	5,065	5,489
General Motors Financial Co. Inc.	3.100%	1/15/19	13,350	13,383
General Motors Financial Co. Inc.	3.500%	7/10/19	5,750	5,764
General Motors Financial Co. Inc.	3.150%	1/15/20	5,200	5,128
General Motors Financial Co. Inc.	3.200%	7/13/20	24,475	24,047
General Motors Financial Co. Inc.	3.700%	11/24/20	9,050	9,050
General Motors Financial Co. Inc.	4.375%	9/25/21	3,265	3,298
General Motors Financial Co. Inc.	3.450%	4/10/22	9,275	8,869
General Motors Financial Co. Inc.	4.250%	5/15/23	3,550	3,506
General Motors Financial Co. Inc.	4.000%	1/15/25	5,825	5,526
General Motors Financial Co. Inc.	4.300%	7/13/25	9,000	8,764
Harley-Davidson Inc.	3.500%	7/28/25	4,550	4,539
Harley-Davidson Inc.	4.625%	7/28/45	2,800	2,731

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Harman International Industries Inc.	4.150%	5/15/25	2,400	2,296
Home Depot Inc.	2.250%	9/10/18	12,750	13,030
Home Depot Inc.	2.000%	6/15/19	4,900	4,934
Home Depot Inc.	4.400%	4/1/21	10,030	11,028
Home Depot Inc.	2.625%	6/1/22	4,000	3,994
Home Depot Inc.	2.700%	4/1/23	5,500	5,460
Home Depot Inc.	3.750%	2/15/24	6,080	6,464
Home Depot Inc.	5.875%	12/16/36	16,862	20,502
Home Depot Inc.	5.400%	9/15/40	2,790	3,240
Home Depot Inc.	5.950%	4/1/41	5,575	6,932
Home Depot Inc.	4.200%	4/1/43	8,200	8,225
Home Depot Inc.	4.875%	2/15/44	7,800	8,567
Home Depot Inc.	4.400%	3/15/45	2,800	2,898
Home Depot Inc.	4.250%	4/1/46	3,750	3,820
Hyatt Hotels Corp.	3.375%	7/15/23	3,450	3,279
Johnson Controls Inc.	5.000%	3/30/20	2,100	2,255
Johnson Controls Inc.	4.250%	3/1/21	5,405	5,572
Johnson Controls Inc.	3.750%	12/1/21	1,425	1,432
Johnson Controls Inc.	3.625%	7/2/24	3,650	3,481
Johnson Controls Inc.	6.000%	1/15/36	950	976
Johnson Controls Inc.	5.700%	3/1/41	795	777
Johnson Controls Inc.	5.250%	12/1/41	1,225	1,124
Johnson Controls Inc.	4.625%	7/2/44	2,500	2,130
Johnson Controls Inc.	4.950%	7/2/64	2,675	2,170
Kohl’s Corp.	4.000%	11/1/21	2,955	3,035
Kohl’s Corp.	3.250%	2/1/23	1,750	1,662
Kohl’s Corp.	4.250%	7/17/25	3,675	3,582
Kohl’s Corp.	5.550%	7/17/45	1,725	1,600
Lowe’s Cos. Inc.	6.100%	9/15/17	875	942
Lowe’s Cos. Inc.	4.625%	4/15/20	1,355	1,471
Lowe’s Cos. Inc.	3.750%	4/15/21	1,545	1,630
Lowe’s Cos. Inc.	3.800%	11/15/21	2,675	2,844
Lowe’s Cos. Inc.	3.120%	4/15/22	1,725	1,766
Lowe’s Cos. Inc.	3.875%	9/15/23	5,325	5,628
Lowe’s Cos. Inc.	3.125%	9/15/24	12,350	12,298
Lowe’s Cos. Inc.	3.375%	9/15/25	6,235	6,325
Lowe’s Cos. Inc.	6.875%	2/15/28	175	222
Lowe’s Cos. Inc.	6.500%	3/15/29	1,050	1,307
Lowe’s Cos. Inc.	5.800%	10/15/36	6,400	7,572
Lowe’s Cos. Inc.	5.800%	4/15/40	720	862
Lowe’s Cos. Inc.	5.125%	11/15/41	1,200	1,327
Lowe’s Cos. Inc.	4.650%	4/15/42	6,800	7,138
Lowe’s Cos. Inc.	5.000%	9/15/43	5,494	6,008
Lowe’s Cos. Inc.	4.250%	9/15/44	2,250	2,239
Lowe’s Cos. Inc.	4.375%	9/15/45	6,050	6,207
Macy’s Retail Holdings Inc.	3.450%	1/15/21	3,200	3,184
Macy’s Retail Holdings Inc.	3.875%	1/15/22	4,100	4,038
Macy’s Retail Holdings Inc.	2.875%	2/15/23	10,608	9,611
Macy’s Retail Holdings Inc.	4.375%	9/1/23	5,715	5,658
Macy’s Retail Holdings Inc.	3.625%	6/1/24	2,700	2,504
Macy’s Retail Holdings Inc.	7.000%	2/15/28	2,400	2,820
Macy’s Retail Holdings Inc.	6.900%	4/1/29	1,500	1,698
Macy’s Retail Holdings Inc.	4.500%	12/15/34	3,000	2,486
Macy’s Retail Holdings Inc.	6.375%	3/15/37	2,750	2,783
Macy’s Retail Holdings Inc.	5.125%	1/15/42	4,750	4,149
Macy’s Retail Holdings Inc.	4.300%	2/15/43	600	462

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Magna International Inc.	3.625%	6/15/24	3,570	3,502
Magna International Inc.	4.150%	10/1/25	2,000	2,037
Marriott International Inc.	3.000%	3/1/19	1,750	1,774
Marriott International Inc.	3.375%	10/15/20	2,075	2,114
Marriott International Inc.	2.875%	3/1/21	2,500	2,477
Marriott International Inc.	3.125%	10/15/21	3,800	3,779
Marriott International Inc.	3.250%	9/15/22	3,525	3,462
Marriott International Inc.	3.750%	10/1/25	2,000	1,963
MasterCard Inc.	2.000%	4/1/19	2,175	2,185
MasterCard Inc.	3.375%	4/1/24	4,050	4,133
McDonald’s Corp.	5.300%	3/15/17	300	313
McDonald’s Corp.	5.800%	10/15/17	4,250	4,532
McDonald’s Corp.	5.350%	3/1/18	4,995	5,356
McDonald’s Corp.	2.100%	12/7/18	500	500
McDonald’s Corp.	5.000%	2/1/19	4,525	4,887
McDonald’s Corp.	1.875%	5/29/19	6,450	6,395
McDonald’s Corp.	2.750%	12/9/20	1,900	1,898
McDonald’s Corp.	3.625%	5/20/21	1,000	1,031
McDonald’s Corp.	2.625%	1/15/22	10,340	10,089
McDonald’s Corp.	3.375%	5/26/25	3,105	3,050
McDonald’s Corp.	3.700%	1/30/26	10,000	9,957
McDonald’s Corp.	4.700%	12/9/35	4,475	4,457
McDonald’s Corp.	6.300%	10/15/37	325	382
McDonald’s Corp.	6.300%	3/1/38	1,525	1,782
McDonald’s Corp.	3.700%	2/15/42	13,325	11,033
McDonald’s Corp.	3.625%	5/1/43	1,725	1,425
McDonald’s Corp.	4.600%	5/26/45	3,535	3,386
McDonald’s Corp.	4.875%	12/9/45	11,500	11,525
Metropolitan Museum of Art New York Revenue	3.400%	7/1/45	1,900	1,725
NIKE Inc.	2.250%	5/1/23	375	367
NIKE Inc.	3.625%	5/1/43	6,025	5,566
NIKE Inc.	3.875%	11/1/45	7,575	7,307
Nordstrom Inc.	6.250%	1/15/18	5,625	6,104
Nordstrom Inc.	4.750%	5/1/20	2,675	2,893
Nordstrom Inc.	4.000%	10/15/21	5,690	5,984
Nordstrom Inc.	6.950%	3/15/28	1,500	1,834
Nordstrom Inc.	5.000%	1/15/44	1,960	2,029
NVR Inc.	3.950%	9/15/22	6,675	6,706
O’Reilly Automotive Inc.	4.875%	1/14/21	600	652
O’Reilly Automotive Inc.	3.800%	9/1/22	4,554	4,618
O’Reilly Automotive Inc.	3.850%	6/15/23	1,575	1,592
PACCAR Financial Corp.	1.600%	3/15/17	3,725	3,734
PACCAR Financial Corp.	1.100%	6/6/17	200	199
PACCAR Financial Corp.	1.400%	11/17/17	2,950	2,941
PACCAR Financial Corp.	1.450%	3/9/18	800	795
PACCAR Financial Corp.	1.750%	8/14/18	775	774
PACCAR Financial Corp.	2.200%	9/15/19	1,600	1,594
PACCAR Financial Corp.	2.500%	8/14/20	2,000	1,985
Priceline Group Inc.	3.650%	3/15/25	1,200	1,171
QVC Inc.	3.125%	4/1/19	1,550	1,532
QVC Inc.	5.125%	7/2/22	425	425
QVC Inc.	4.375%	3/15/23	650	617
QVC Inc.	4.850%	4/1/24	3,400	3,242
QVC Inc.	5.450%	8/15/34	350	303
QVC Inc.	5.950%	3/15/43	3,175	2,704
Ralph Lauren Corp.	2.125%	9/26/18	1,675	1,690

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ralph Lauren Corp.	2.625%	8/18/20	1,750	1,765
Ross Stores Inc.	3.375%	9/15/24	1,500	1,477
Signet UK Finance plc	4.700%	6/15/24	2,300	2,261
Staples Inc.	2.750%	1/12/18	6,430	6,390
Staples Inc.	4.375%	1/12/23	2,628	2,520
Starbucks Corp.	2.000%	12/5/18	1,700	1,718
Starbucks Corp.	2.700%	6/15/22	2,350	2,349
Starbucks Corp.	3.850%	10/1/23	5,100	5,419
Starbucks Corp.	4.300%	6/15/45	2,000	2,092
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	2,000	1,953
Starwood Hotels & Resorts Worldwide Inc.	3.750%	3/15/25	4,750	4,641
Starwood Hotels & Resorts Worldwide Inc.	4.500%	10/1/34	1,875	1,641
Target Corp.	5.375%	5/1/17	850	897
Target Corp.	6.000%	1/15/18	10,055	10,954
Target Corp.	2.300%	6/26/19	6,200	6,287
Target Corp.	3.875%	7/15/20	5,630	6,049
Target Corp.	2.900%	1/15/22	9,300	9,439
Target Corp.	3.500%	7/1/24	7,800	8,072
Target Corp.	6.350%	11/1/32	2,075	2,595
Target Corp.	6.500%	10/15/37	6,778	8,780
Target Corp.	7.000%	1/15/38	4,000	5,464
Target Corp.	4.000%	7/1/42	4,500	4,406
Tiffany & Co.	4.900%	10/1/44	1,650	1,537
TJX Cos. Inc.	6.950%	4/15/19	1,925	2,216
TJX Cos. Inc.	2.750%	6/15/21	9,850	9,984
TJX Cos. Inc.	2.500%	5/15/23	2,250	2,173
Toyota Motor Credit Corp.	2.050%	1/12/17	9,855	9,943
Toyota Motor Credit Corp.	1.125%	5/16/17	4,125	4,123
Toyota Motor Credit Corp.	1.250%	10/5/17	9,100	9,070
Toyota Motor Credit Corp.	1.375%	1/10/18	6,025	6,009
Toyota Motor Credit Corp.	1.450%	1/12/18	8,000	7,991
Toyota Motor Credit Corp.	2.000%	10/24/18	7,625	7,669
Toyota Motor Credit Corp.	2.100%	1/17/19	9,975	9,993
Toyota Motor Credit Corp.	2.125%	7/18/19	7,500	7,497
Toyota Motor Credit Corp.	2.150%	3/12/20	19,600	19,640
Toyota Motor Credit Corp.	4.500%	6/17/20	1,723	1,868
Toyota Motor Credit Corp.	4.250%	1/11/21	2,200	2,383
Toyota Motor Credit Corp.	2.750%	5/17/21	7,500	7,590
Toyota Motor Credit Corp.	3.400%	9/15/21	1,645	1,707
Toyota Motor Credit Corp.	3.300%	1/12/22	5,550	5,715
Toyota Motor Credit Corp.	2.625%	1/10/23	2,875	2,829
VF Corp.	5.950%	11/1/17	1,975	2,127
VF Corp.	3.500%	9/1/21	4,445	4,652
VF Corp.	6.450%	11/1/37	3,325	4,258
Visa Inc.	1.200%	12/14/17	25,000	24,974
Visa Inc.	2.200%	12/14/20	19,750	19,715
Visa Inc.	2.800%	12/14/22	17,250	17,304
Visa Inc.	3.150%	12/14/25	31,550	31,603
Visa Inc.	4.150%	12/14/35	8,500	8,580
Visa Inc.	4.300%	12/14/45	19,250	19,508
Wal-Mart Stores Inc.	5.800%	2/15/18	7,345	8,024
Wal-Mart Stores Inc.	1.950%	12/15/18	9,575	9,715
Wal-Mart Stores Inc.	3.625%	7/8/20	8,750	9,364
Wal-Mart Stores Inc.	3.250%	10/25/20	4,395	4,633
Wal-Mart Stores Inc.	4.250%	4/15/21	15,460	17,104
Wal-Mart Stores Inc.	2.550%	4/11/23	7,300	7,190

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	3.300%	4/22/24	21,000	21,677
Wal-Mart Stores Inc.	5.875%	4/5/27	12,550	15,340
Wal-Mart Stores Inc.	7.550%	2/15/30	4,900	6,912
Wal-Mart Stores Inc.	5.250%	9/1/35	3,280	3,737
Wal-Mart Stores Inc.	6.500%	8/15/37	14,665	18,905
Wal-Mart Stores Inc.	6.200%	4/15/38	10,555	13,251
Wal-Mart Stores Inc.	5.625%	4/1/40	2,475	2,928
Wal-Mart Stores Inc.	4.875%	7/8/40	8,320	8,987
Wal-Mart Stores Inc.	5.000%	10/25/40	6,325	6,954
Wal-Mart Stores Inc.	5.625%	4/15/41	7,395	8,767
Wal-Mart Stores Inc.	4.000%	4/11/43	9,460	9,183
Wal-Mart Stores Inc.	4.750%	10/2/43	13,950	15,030
Wal-Mart Stores Inc.	4.300%	4/22/44	4,900	4,996
Walgreen Co.	5.250%	1/15/19	489	523
Walgreen Co.	3.100%	9/15/22	2,650	2,564
Walgreen Co.	4.400%	9/15/42	4,300	3,684
Walgreens Boots Alliance Inc.	1.750%	11/17/17	6,000	5,966
Walgreens Boots Alliance Inc.	2.700%	11/18/19	9,000	9,000
Walgreens Boots Alliance Inc.	3.300%	11/18/21	4,300	4,212
Walgreens Boots Alliance Inc.	3.800%	11/18/24	9,525	9,266
Walgreens Boots Alliance Inc.	4.500%	11/18/34	5,975	5,455
Walgreens Boots Alliance Inc.	4.800%	11/18/44	6,000	5,451
Western Union Co.	6.200%	11/17/36	3,250	3,172
Western Union Co.	6.200%	6/21/40	1,850	1,725
Wyndham Worldwide Corp.	2.500%	3/1/18	975	972
Wyndham Worldwide Corp.	4.250%	3/1/22	8,990	8,985
Wyndham Worldwide Corp.	3.900%	3/1/23	600	579

Consumer Noncyclical (3.9%)
Abbott Laboratories	5.125%	4/1/19	6,902	7,584
Abbott Laboratories	2.000%	3/15/20	6,975	6,950
Abbott Laboratories	4.125%	5/27/20	2,700	2,920
Abbott Laboratories	2.550%	3/15/22	4,000	3,968
Abbott Laboratories	2.950%	3/15/25	5,500	5,426
Abbott Laboratories	6.150%	11/30/37	3,405	4,237
Abbott Laboratories	6.000%	4/1/39	350	429
Abbott Laboratories	5.300%	5/27/40	1,930	2,169
AbbVie Inc.	1.750%	11/6/17	15,835	15,802
AbbVie Inc.	1.800%	5/14/18	20,900	20,818
AbbVie Inc.	2.000%	11/6/18	12,550	12,498
AbbVie Inc.	2.500%	5/14/20	21,370	21,136
AbbVie Inc.	2.900%	11/6/22	16,532	15,972
AbbVie Inc.	3.200%	11/6/22	5,195	5,119
AbbVie Inc.	3.600%	5/14/25	21,370	21,085
AbbVie Inc.	4.500%	5/14/35	13,595	13,318
AbbVie Inc.	4.400%	11/6/42	15,854	14,742
AbbVie Inc.	4.700%	5/14/45	14,713	14,390
Actavis Funding SCS	1.850%	3/1/17	5,700	5,700
Actavis Funding SCS	1.300%	6/15/17	13,600	13,461
Actavis Funding SCS	2.350%	3/12/18	15,260	15,298
Actavis Funding SCS	2.450%	6/15/19	12,070	11,966
Actavis Funding SCS	3.000%	3/12/20	19,537	19,504
Actavis Funding SCS	3.450%	3/15/22	16,100	16,099
Actavis Funding SCS	3.850%	6/15/24	9,500	9,493
Actavis Funding SCS	3.800%	3/15/25	20,448	20,264
Actavis Funding SCS	4.550%	3/15/35	16,445	16,053

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Actavis Funding SCS	4.850%	6/15/44	11,601	11,472
Actavis Funding SCS	4.750%	3/15/45	11,975	11,637
Actavis Inc.	1.875%	10/1/17	4,525	4,519
Actavis Inc.	3.250%	10/1/22	6,900	6,785
Actavis Inc.	4.625%	10/1/42	6,425	6,098
Agilent Technologies Inc.	5.000%	7/15/20	4,500	4,829
Agilent Technologies Inc.	3.200%	10/1/22	4,315	4,187
Agilent Technologies Inc.	3.875%	7/15/23	3,850	3,851
Ahold Finance USA LLC	6.875%	5/1/29	300	370
Allergan Inc.	3.375%	9/15/20	5,000	5,038
5 Allina Health System	4.805%	11/15/45	1,000	1,029
Altria Group Inc.	9.250%	8/6/19	401	491
Altria Group Inc.	2.625%	1/14/20	18,150	18,196
Altria Group Inc.	4.750%	5/5/21	10,250	11,133
Altria Group Inc.	2.850%	8/9/22	10,800	10,558
Altria Group Inc.	2.950%	5/2/23	3,175	3,085
Altria Group Inc.	4.000%	1/31/24	10,100	10,473
Altria Group Inc.	9.950%	11/10/38	4,184	6,735
Altria Group Inc.	10.200%	2/6/39	8,795	14,460
Altria Group Inc.	4.250%	8/9/42	3,400	3,125
Altria Group Inc.	4.500%	5/2/43	5,175	4,909
Altria Group Inc.	5.375%	1/31/44	1,325	1,426
AmerisourceBergen Corp.	1.150%	5/15/17	5,070	5,034
AmerisourceBergen Corp.	4.875%	11/15/19	2,741	2,955
AmerisourceBergen Corp.	3.500%	11/15/21	5,200	5,305
AmerisourceBergen Corp.	3.400%	5/15/24	4,000	3,920
AmerisourceBergen Corp.	3.250%	3/1/25	1,750	1,695
AmerisourceBergen Corp.	4.250%	3/1/45	2,200	2,040
Amgen Inc.	2.125%	5/15/17	8,825	8,881
Amgen Inc.	1.250%	5/22/17	3,300	3,291
Amgen Inc.	5.850%	6/1/17	4,850	5,132
Amgen Inc.	6.150%	6/1/18	6,320	6,949
Amgen Inc.	5.700%	2/1/19	6,514	7,181
Amgen Inc.	2.200%	5/22/19	1,650	1,648
Amgen Inc.	2.125%	5/1/20	6,570	6,483
Amgen Inc.	3.450%	10/1/20	825	849
Amgen Inc.	4.100%	6/15/21	7,515	7,908
Amgen Inc.	3.875%	11/15/21	3,510	3,659
Amgen Inc.	2.700%	5/1/22	1,875	1,819
Amgen Inc.	3.625%	5/15/22	17,075	17,578
Amgen Inc.	3.625%	5/22/24	12,350	12,345
Amgen Inc.	3.125%	5/1/25	10,502	9,973
Amgen Inc.	6.375%	6/1/37	10,450	12,187
Amgen Inc.	6.900%	6/1/38	5,023	6,237
Amgen Inc.	6.400%	2/1/39	5,550	6,606
Amgen Inc.	5.750%	3/15/40	3,012	3,251
Amgen Inc.	4.950%	10/1/41	4,475	4,429
Amgen Inc.	5.150%	11/15/41	13,061	13,246
Amgen Inc.	5.650%	6/15/42	4,044	4,402
Amgen Inc.	4.400%	5/1/45	3,425	3,170
Anheuser-Busch Cos. LLC	5.600%	3/1/17	1,375	1,440
Anheuser-Busch Cos. LLC	5.500%	1/15/18	6,307	6,742
Anheuser-Busch Cos. LLC	6.800%	8/20/32	775	940
Anheuser-Busch Cos. LLC	5.750%	4/1/36	2,105	2,299
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	13,465	13,342
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	7,000	7,002

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	14,425	13,836
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	8,850	9,023
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	14,425	13,010
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	4,025	4,009
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	11,422	11,388
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	10,735	12,425
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	5,525	6,393
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	16,040	17,738
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	4,375	4,807
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	1,925	2,090
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	12,550	12,051
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	4,215	6,054
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	3,075	3,677
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	5,725	4,881
Archer-Daniels-Midland Co.	5.450%	3/15/18	5,449	5,894
Archer-Daniels-Midland Co.	4.479%	3/1/21	587	641
Archer-Daniels-Midland Co.	5.935%	10/1/32	530	630
Archer-Daniels-Midland Co.	5.375%	9/15/35	2,345	2,644
Archer-Daniels-Midland Co.	4.535%	3/26/42	2,500	2,564
Archer-Daniels-Midland Co.	4.016%	4/16/43	3,125	3,017
5 Ascension Health	4.847%	11/15/53	2,875	3,105
AstraZeneca plc	5.900%	9/15/17	10,265	11,004
AstraZeneca plc	1.750%	11/16/18	6,000	5,980
AstraZeneca plc	1.950%	9/18/19	5,300	5,273
AstraZeneca plc	2.375%	11/16/20	12,300	12,217
AstraZeneca plc	3.375%	11/16/25	7,700	7,620
AstraZeneca plc	6.450%	9/15/37	12,605	15,717
AstraZeneca plc	4.000%	9/18/42	5,925	5,543
AstraZeneca plc	4.375%	11/16/45	9,150	9,092
Baptist Health South Florida Obligated Group
Revenue	4.590%	8/15/21	850	921
8 Baxalta Inc.	2.000%	6/22/18	1,775	1,756
8 Baxalta Inc.	2.875%	6/23/20	5,475	5,422
8 Baxalta Inc.	3.600%	6/23/22	2,900	2,903
8 Baxalta Inc.	4.000%	6/23/25	10,000	9,891
8 Baxalta Inc.	5.250%	6/23/45	5,505	5,521
Baxter International Inc.	1.850%	1/15/17	7,500	7,528
Baxter International Inc.	4.250%	3/15/20	3,000	3,177
Beam Suntory Inc.	1.875%	5/15/17	1,825	1,827
Beam Suntory Inc.	1.750%	6/15/18	1,525	1,506
Beam Suntory Inc.	3.250%	5/15/22	600	590
Beam Suntory Inc.	3.250%	6/15/23	850	819
Becton Dickinson & Co.	1.450%	5/15/17	3,750	3,735
Becton Dickinson & Co.	1.800%	12/15/17	6,000	5,991
Becton Dickinson & Co.	5.000%	5/15/19	450	486
Becton Dickinson & Co.	6.375%	8/1/19	8,085	9,140
Becton Dickinson & Co.	2.675%	12/15/19	10,900	10,964
Becton Dickinson & Co.	3.250%	11/12/20	8,650	8,783
Becton Dickinson & Co.	3.125%	11/8/21	2,985	3,011
Becton Dickinson & Co.	3.734%	12/15/24	7,870	7,932
Becton Dickinson & Co.	6.000%	5/15/39	100	115
Becton Dickinson & Co.	5.000%	11/12/40	6,622	6,754
Becton Dickinson & Co.	4.685%	12/15/44	5,400	5,490
Becton Dickinson and Co.	3.875%	5/15/24	150	152
Bio-Rad Laboratories Inc.	4.875%	12/15/20	500	531
Biogen Inc.	6.875%	3/1/18	3,100	3,417

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Biogen Inc.	2.900%	9/15/20	13,985	13,937
Biogen Inc.	3.625%	9/15/22	5,750	5,823
Biogen Inc.	4.050%	9/15/25	8,325	8,351
Biogen Inc.	5.200%	9/15/45	9,715	9,713
Boston Scientific Corp.	5.125%	1/12/17	5,000	5,159
Boston Scientific Corp.	2.650%	10/1/18	4,050	4,072
Boston Scientific Corp.	6.000%	1/15/20	3,670	4,077
Boston Scientific Corp.	3.375%	5/15/22	2,150	2,129
Boston Scientific Corp.	4.125%	10/1/23	2,700	2,758
Boston Scientific Corp.	3.850%	5/15/25	5,500	5,411
Boston Scientific Corp.	7.000%	11/15/35	4,100	4,804
Boston Scientific Corp.	7.375%	1/15/40	1,875	2,303
Bottling Group LLC	5.125%	1/15/19	4,119	4,510
Bristol-Myers Squibb Co.	0.875%	8/1/17	2,800	2,787
Bristol-Myers Squibb Co.	1.750%	3/1/19	5,375	5,359
Bristol-Myers Squibb Co.	2.000%	8/1/22	8,275	8,031
Bristol-Myers Squibb Co.	7.150%	6/15/23	100	127
Bristol-Myers Squibb Co.	3.250%	11/1/23	3,625	3,754
Bristol-Myers Squibb Co.	5.875%	11/15/36	2,163	2,635
Bristol-Myers Squibb Co.	6.125%	5/1/38	480	608
Bristol-Myers Squibb Co.	3.250%	8/1/42	4,465	3,893
Bristol-Myers Squibb Co.	4.500%	3/1/44	2,000	2,161
Brown-Forman Corp.	1.000%	1/15/18	800	789
Brown-Forman Corp.	2.250%	1/15/23	1,375	1,317
Brown-Forman Corp.	3.750%	1/15/43	2,250	2,053
Brown-Forman Corp.	4.500%	7/15/45	2,750	2,841
Bunge Ltd. Finance Corp.	3.200%	6/15/17	450	455
Bunge Ltd. Finance Corp.	8.500%	6/15/19	4,025	4,672
Bunge Ltd. Finance Corp.	3.500%	11/24/20	2,600	2,586
Campbell Soup Co.	4.250%	4/15/21	975	1,034
Campbell Soup Co.	2.500%	8/2/22	4,000	3,819
Campbell Soup Co.	3.300%	3/19/25	1,700	1,689
Campbell Soup Co.	3.800%	8/2/42	2,800	2,427
Cardinal Health Inc.	1.700%	3/15/18	7,350	7,323
Cardinal Health Inc.	1.950%	6/15/18	2,100	2,096
Cardinal Health Inc.	4.625%	12/15/20	4,935	5,372
Cardinal Health Inc.	3.200%	6/15/22	3,600	3,557
Cardinal Health Inc.	3.200%	3/15/23	2,450	2,425
Cardinal Health Inc.	3.750%	9/15/25	4,750	4,827
Cardinal Health Inc.	4.600%	3/15/43	475	470
Cardinal Health Inc.	4.900%	9/15/45	3,300	3,378
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,150	2,146
5 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	6,900	6,462
Celgene Corp.	2.125%	8/15/18	3,850	3,848
Celgene Corp.	2.300%	8/15/18	2,500	2,511
Celgene Corp.	2.250%	5/15/19	3,975	3,936
Celgene Corp.	2.875%	8/15/20	4,000	3,970
Celgene Corp.	3.950%	10/15/20	9,700	10,174
Celgene Corp.	3.250%	8/15/22	3,950	3,913
Celgene Corp.	3.550%	8/15/22	2,125	2,145
Celgene Corp.	4.000%	8/15/23	3,550	3,648
Celgene Corp.	3.625%	5/15/24	5,275	5,183
Celgene Corp.	3.875%	8/15/25	18,650	18,583
Celgene Corp.	5.700%	10/15/40	2,457	2,630
Celgene Corp.	5.250%	8/15/43	6,005	6,137
Celgene Corp.	4.625%	5/15/44	5,750	5,441

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Celgene Corp.	5.000%	8/15/45	8,900	8,940
Children’s Hospital Medical Center Ohio GO	4.268%	5/15/44	1,050	1,031
Church & Dwight Co. Inc.	2.450%	12/15/19	2,590	2,580
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	2,765	2,687
Clorox Co.	5.950%	10/15/17	2,832	3,042
Clorox Co.	3.050%	9/15/22	4,800	4,745
Clorox Co.	3.500%	12/15/24	2,625	2,623
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	2,050	2,050
Coca-Cola Co.	1.650%	3/14/18	765	770
Coca-Cola Co.	1.150%	4/1/18	4,921	4,910
Coca-Cola Co.	1.650%	11/1/18	12,025	12,128
Coca-Cola Co.	1.875%	10/27/20	3,750	3,708
Coca-Cola Co.	2.450%	11/1/20	14,500	14,739
Coca-Cola Co.	3.150%	11/15/20	1,100	1,150
Coca-Cola Co.	3.300%	9/1/21	4,780	4,994
Coca-Cola Co.	2.500%	4/1/23	5,250	5,222
Coca-Cola Co.	3.200%	11/1/23	9,575	9,917
Coca-Cola Co.	2.875%	10/27/25	12,275	12,073
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,250	4,346
Coca-Cola Enterprises Inc.	4.500%	9/1/21	1,675	1,792
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	4,900	4,908
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,925	2,067
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	6,100	6,189
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	7,450	8,006
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	1,750	2,275
Colgate-Palmolive Co.	1.300%	1/15/17	4,150	4,161
Colgate-Palmolive Co.	2.450%	11/15/21	1,510	1,518
Colgate-Palmolive Co.	2.300%	5/3/22	6,725	6,670
Colgate-Palmolive Co.	1.950%	2/1/23	5,250	5,047
Colgate-Palmolive Co.	4.000%	8/15/45	3,225	3,241
ConAgra Foods Inc.	1.900%	1/25/18	7,810	7,769
ConAgra Foods Inc.	2.100%	3/15/18	4,743	4,736
ConAgra Foods Inc.	7.000%	4/15/19	919	1,036
ConAgra Foods Inc.	3.250%	9/15/22	5,000	4,813
ConAgra Foods Inc.	3.200%	1/25/23	5,169	4,975
ConAgra Foods Inc.	7.125%	10/1/26	2,115	2,518
ConAgra Foods Inc.	7.000%	10/1/28	200	238
ConAgra Foods Inc.	8.250%	9/15/30	675	904
ConAgra Foods Inc.	6.625%	8/15/39	6,850	7,377
ConAgra Foods Inc.	4.650%	1/25/43	2,970	2,647
Covidien International Finance SA	6.000%	10/15/17	9,332	10,054
Covidien International Finance SA	3.200%	6/15/22	5,869	5,876
Covidien International Finance SA	2.950%	6/15/23	8,500	8,355
Covidien International Finance SA	6.550%	10/15/37	4,699	5,881
CR Bard Inc.	1.375%	1/15/18	14,300	14,073
CR Bard Inc.	4.400%	1/15/21	2,220	2,354
CR Bard Inc.	6.700%	12/1/26	500	637
Delhaize America LLC	9.000%	4/15/31	1,530	1,956
Delhaize Group SA	5.700%	10/1/40	7,676	7,878
Diageo Capital plc	1.500%	5/11/17	5,500	5,495
Diageo Capital plc	5.750%	10/23/17	6,926	7,438
Diageo Capital plc	4.828%	7/15/20	4,050	4,425
Diageo Capital plc	2.625%	4/29/23	14,500	13,987
Diageo Capital plc	5.875%	9/30/36	500	584
Diageo Capital plc	3.875%	4/29/43	1,200	1,111
Diageo Investment Corp.	2.875%	5/11/22	8,875	8,735

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Diageo Investment Corp.	7.450%	4/15/35	200	268
Diageo Investment Corp.	4.250%	5/11/42	5,137	5,151
Dignity Health California GO	2.637%	11/1/19	3,000	3,015
Dignity Health California GO	3.125%	11/1/22	900	895
Dignity Health California GO	3.812%	11/1/24	2,050	2,092
Dignity Health California GO	4.500%	11/1/42	4,500	4,271
Dignity Health California GO	5.267%	11/1/64	1,000	1,026
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	1,920	2,130
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	4,785	4,805
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	2,475	2,420
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	1,300	1,252
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	1,650	1,620
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	504	694
Dr Pepper Snapple Group Inc.	4.500%	11/15/45	2,000	1,964
Edwards Lifesciences Corp.	2.875%	10/15/18	950	960
Eli Lilly & Co.	5.200%	3/15/17	2,935	3,073
Eli Lilly & Co.	1.250%	3/1/18	4,225	4,216
Eli Lilly & Co.	1.950%	3/15/19	7,750	7,813
Eli Lilly & Co.	2.750%	6/1/25	4,550	4,509
Eli Lilly & Co.	5.550%	3/15/37	2,960	3,559
Eli Lilly & Co.	3.700%	3/1/45	3,900	3,654
Estee Lauder Cos. Inc.	2.350%	8/15/22	6,358	6,168
Estee Lauder Cos. Inc.	6.000%	5/15/37	1,300	1,578
Estee Lauder Cos. Inc.	3.700%	8/15/42	2,950	2,645
Estee Lauder Cos. Inc.	4.375%	6/15/45	2,425	2,443
Express Scripts Holding Co.	2.650%	2/15/17	11,915	12,033
Express Scripts Holding Co.	4.750%	11/15/21	5,038	5,419
Express Scripts Holding Co.	3.900%	2/15/22	13,256	13,633
Express Scripts Holding Co.	3.500%	6/15/24	7,855	7,753
Express Scripts Holding Co.	6.125%	11/15/41	780	888
Flowers Foods Inc.	4.375%	4/1/22	1,200	1,249
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	600	560
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	3,100	2,752
General Mills Inc.	5.700%	2/15/17	3,025	3,169
General Mills Inc.	1.400%	10/20/17	3,000	2,986
General Mills Inc.	5.650%	2/15/19	8,075	8,859
General Mills Inc.	2.200%	10/21/19	2,400	2,407
General Mills Inc.	3.150%	12/15/21	5,875	5,885
General Mills Inc.	3.650%	2/15/24	2,025	2,088
General Mills Inc.	5.400%	6/15/40	5,600	6,157
General Mills Inc.	4.150%	2/15/43	750	705
Gilead Sciences Inc.	3.050%	12/1/16	7,875	8,009
Gilead Sciences Inc.	1.850%	9/4/18	6,125	6,149
Gilead Sciences Inc.	2.050%	4/1/19	2,545	2,549
Gilead Sciences Inc.	2.350%	2/1/20	4,775	4,775
Gilead Sciences Inc.	2.550%	9/1/20	11,608	11,609
Gilead Sciences Inc.	4.500%	4/1/21	2,025	2,192
Gilead Sciences Inc.	4.400%	12/1/21	6,602	7,114
Gilead Sciences Inc.	3.250%	9/1/22	5,575	5,608
Gilead Sciences Inc.	3.700%	4/1/24	10,125	10,348
Gilead Sciences Inc.	3.500%	2/1/25	4,575	4,603
Gilead Sciences Inc.	3.650%	3/1/26	20,950	21,127
Gilead Sciences Inc.	4.600%	9/1/35	4,075	4,143
Gilead Sciences Inc.	5.650%	12/1/41	5,460	6,223
Gilead Sciences Inc.	4.800%	4/1/44	14,225	14,244
Gilead Sciences Inc.	4.500%	2/1/45	9,550	9,381

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Gilead Sciences Inc.	4.750%	3/1/46	13,250	13,333
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	15,580	16,979
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	1,581	1,578
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	475	540
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	16,010	20,397
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	3,575	3,609
GlaxoSmithKline Capital plc	1.500%	5/8/17	12,250	12,293
GlaxoSmithKline Capital plc	2.850%	5/8/22	7,525	7,564
Hasbro Inc.	6.300%	9/15/17	1,375	1,473
Hasbro Inc.	3.150%	5/15/21	6,200	6,185
Hasbro Inc.	6.350%	3/15/40	1,200	1,317
Hasbro Inc.	5.100%	5/15/44	4,463	4,226
Hershey Co.	1.600%	8/21/18	1,800	1,807
Hershey Co.	4.125%	12/1/20	2,195	2,370
Hershey Co.	2.625%	5/1/23	5,750	5,657
Hershey Co.	3.200%	8/21/25	1,695	1,717
Hillshire Brands Co.	4.100%	9/15/20	1,250	1,286
Hormel Foods Corp.	4.125%	4/15/21	625	674
Ingredion Inc.	4.625%	11/1/20	890	937
Ingredion Inc.	6.625%	4/15/37	1,025	1,214
International Flavors & Fragrances Inc.	3.200%	5/1/23	525	512
JM Smucker Co.	1.750%	3/15/18	2,000	1,991
JM Smucker Co.	2.500%	3/15/20	3,400	3,380
JM Smucker Co.	3.500%	10/15/21	1,995	2,056
JM Smucker Co.	3.000%	3/15/22	2,700	2,685
JM Smucker Co.	3.500%	3/15/25	6,300	6,270
JM Smucker Co.	4.250%	3/15/35	4,500	4,395
JM Smucker Co.	4.375%	3/15/45	3,800	3,687
Johnson & Johnson	5.550%	8/15/17	2,100	2,246
Johnson & Johnson	5.150%	7/15/18	4,250	4,657
Johnson & Johnson	1.650%	12/5/18	6,250	6,305
Johnson & Johnson	2.950%	9/1/20	9,000	9,407
Johnson & Johnson	3.550%	5/15/21	2,325	2,482
Johnson & Johnson	2.450%	12/5/21	2,000	2,029
Johnson & Johnson	6.730%	11/15/23	1,203	1,539
Johnson & Johnson	3.375%	12/5/23	4,250	4,512
Johnson & Johnson	6.950%	9/1/29	1,300	1,848
Johnson & Johnson	4.950%	5/15/33	1,600	1,863
Johnson & Johnson	4.375%	12/5/33	17,104	18,841
Johnson & Johnson	5.950%	8/15/37	1,330	1,716
Johnson & Johnson	5.850%	7/15/38	3,397	4,371
Johnson & Johnson	4.500%	9/1/40	3,205	3,513
Kaiser Foundation Hospitals	3.500%	4/1/22	1,900	1,925
Kaiser Foundation Hospitals	4.875%	4/1/42	5,450	5,592
Kellogg Co.	4.000%	12/15/20	8,805	9,261
Kellogg Co.	7.450%	4/1/31	1,350	1,708
Kimberly-Clark Corp.	6.125%	8/1/17	10,004	10,760
Kimberly-Clark Corp.	7.500%	11/1/18	800	925
Kimberly-Clark Corp.	1.850%	3/1/20	2,400	2,370
Kimberly-Clark Corp.	3.625%	8/1/20	3,150	3,337
Kimberly-Clark Corp.	2.150%	8/15/20	1,350	1,346
Kimberly-Clark Corp.	3.875%	3/1/21	2,940	3,168
Kimberly-Clark Corp.	2.400%	3/1/22	4,825	4,779
Kimberly-Clark Corp.	2.400%	6/1/23	1,600	1,551
Kimberly-Clark Corp.	2.650%	3/1/25	2,500	2,417
Kimberly-Clark Corp.	3.050%	8/15/25	2,900	2,917

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kimberly-Clark Corp.	6.625%	8/1/37	200	267
Kimberly-Clark Corp.	5.300%	3/1/41	2,350	2,642
Kimberly-Clark Corp.	3.700%	6/1/43	1,275	1,185
Koninklijke Philips NV	5.750%	3/11/18	2,725	2,917
Koninklijke Philips NV	3.750%	3/15/22	6,350	6,516
Koninklijke Philips NV	6.875%	3/11/38	2,390	2,783
Koninklijke Philips NV	5.000%	3/15/42	3,125	3,017
Kraft Foods Group Inc.	2.250%	6/5/17	2,150	2,165
Kraft Foods Group Inc.	6.125%	8/23/18	12,252	13,487
Kraft Foods Group Inc.	5.375%	2/10/20	2,539	2,780
Kraft Foods Group Inc.	3.500%	6/6/22	10,325	10,437
Kraft Foods Group Inc.	6.875%	1/26/39	7,950	9,438
Kraft Foods Group Inc.	6.500%	2/9/40	7,900	9,156
Kraft Foods Group Inc.	5.000%	6/4/42	8,520	8,581
8 Kraft Heinz Foods Co.	1.600%	6/30/17	7,250	7,229
8 Kraft Heinz Foods Co.	2.000%	7/2/18	6,690	6,666
8 Kraft Heinz Foods Co.	2.800%	7/2/20	6,045	6,025
8 Kraft Heinz Foods Co.	3.500%	7/15/22	6,450	6,499
8 Kraft Heinz Foods Co.	3.950%	7/15/25	10,925	11,020
8 Kraft Heinz Foods Co.	5.000%	7/15/35	5,490	5,628
8 Kraft Heinz Foods Co.	5.200%	7/15/45	4,800	5,015
Kroger Co.	2.200%	1/15/17	6,175	6,236
Kroger Co.	6.400%	8/15/17	435	468
Kroger Co.	6.800%	12/15/18	2,400	2,719
Kroger Co.	2.300%	1/15/19	5,345	5,348
Kroger Co.	6.150%	1/15/20	650	732
Kroger Co.	3.300%	1/15/21	3,100	3,149
Kroger Co.	2.950%	11/1/21	5,650	5,575
Kroger Co.	3.850%	8/1/23	3,000	3,093
Kroger Co.	4.000%	2/1/24	1,793	1,862
Kroger Co.	7.700%	6/1/29	3,200	4,207
Kroger Co.	8.000%	9/15/29	8,875	11,947
Kroger Co.	7.500%	4/1/31	875	1,115
Kroger Co.	6.900%	4/15/38	5,250	6,434
Kroger Co.	5.150%	8/1/43	1,000	1,047
Laboratory Corp. of America Holdings	2.200%	8/23/17	4,175	4,194
Laboratory Corp. of America Holdings	2.500%	11/1/18	500	502
Laboratory Corp. of America Holdings	2.625%	2/1/20	1,500	1,488
Laboratory Corp. of America Holdings	3.200%	2/1/22	1,800	1,769
Laboratory Corp. of America Holdings	3.750%	8/23/22	475	479
Laboratory Corp. of America Holdings	4.000%	11/1/23	550	557
Laboratory Corp. of America Holdings	3.600%	2/1/25	1,000	966
Laboratory Corp. of America Holdings	4.700%	2/1/45	3,150	2,880
Life Technologies Corp.	6.000%	3/1/20	3,690	4,092
Life Technologies Corp.	5.000%	1/15/21	2,175	2,315
Mattel Inc.	1.700%	3/15/18	550	544
Mattel Inc.	2.350%	5/6/19	1,000	994
Mattel Inc.	3.150%	3/15/23	750	716
Mattel Inc.	5.450%	11/1/41	4,250	4,203
5 Mayo Clinic	3.774%	11/15/43	5,125	4,803
5 Mayo Clinic	4.000%	11/15/47	1,225	1,161
McCormick & Co. Inc.	3.900%	7/15/21	875	932
McCormick & Co. Inc.	3.500%	9/1/23	1,400	1,425
McCormick & Co. Inc.	3.250%	11/15/25	300	301
McKesson Corp.	5.700%	3/1/17	5,000	5,239
McKesson Corp.	1.292%	3/10/17	1,000	997

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
McKesson Corp.	7.500%	2/15/19	2,405	2,753
McKesson Corp.	2.284%	3/15/19	5,250	5,236
McKesson Corp.	4.750%	3/1/21	1,740	1,884
McKesson Corp.	2.700%	12/15/22	5,600	5,366
McKesson Corp.	3.796%	3/15/24	6,000	6,036
McKesson Corp.	6.000%	3/1/41	5,500	6,359
McKesson Corp.	4.883%	3/15/44	2,650	2,655
Mead Johnson Nutrition Co.	4.900%	11/1/19	2,309	2,489
Mead Johnson Nutrition Co.	3.000%	11/15/20	750	751
Mead Johnson Nutrition Co.	4.125%	11/15/25	4,025	4,052
Mead Johnson Nutrition Co.	5.900%	11/1/39	5,635	6,137
Mead Johnson Nutrition Co.	4.600%	6/1/44	3,650	3,377
Medco Health Solutions Inc.	7.125%	3/15/18	9,080	10,009
Medco Health Solutions Inc.	4.125%	9/15/20	590	619
Medtronic Inc.	1.500%	3/15/18	5,950	5,949
Medtronic Inc.	1.375%	4/1/18	10,845	10,789
Medtronic Inc.	5.600%	3/15/19	1,000	1,108
Medtronic Inc.	2.500%	3/15/20	17,307	17,411
Medtronic Inc.	4.450%	3/15/20	1,650	1,779
Medtronic Inc.	4.125%	3/15/21	590	629
Medtronic Inc.	3.125%	3/15/22	19,080	19,246
Medtronic Inc.	3.150%	3/15/22	14,000	14,140
Medtronic Inc.	3.625%	3/15/24	5,000	5,123
Medtronic Inc.	3.500%	3/15/25	19,200	19,425
Medtronic Inc.	4.375%	3/15/35	21,950	22,161
Medtronic Inc.	6.500%	3/15/39	500	642
Medtronic Inc.	5.550%	3/15/40	1,725	1,987
Medtronic Inc.	4.500%	3/15/42	7,519	7,541
Medtronic Inc.	4.625%	3/15/44	2,588	2,643
Medtronic Inc.	4.625%	3/15/45	21,125	21,792
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	1,700	1,633
Memorial Sloan-Kettering Cancer Center
New York GO	5.000%	7/1/42	700	753
Memorial Sloan-Kettering Cancer Center
New York GO	4.125%	7/1/52	4,075	3,788
Merck & Co. Inc.	1.100%	1/31/18	3,425	3,403
Merck & Co. Inc.	1.300%	5/18/18	3,200	3,196
Merck & Co. Inc.	1.850%	2/10/20	7,000	6,989
Merck & Co. Inc.	3.875%	1/15/21	800	858
Merck & Co. Inc.	2.350%	2/10/22	6,900	6,773
Merck & Co. Inc.	2.400%	9/15/22	12,570	12,287
Merck & Co. Inc.	2.800%	5/18/23	9,500	9,450
Merck & Co. Inc.	2.750%	2/10/25	8,000	7,773
Merck & Co. Inc.	6.500%	12/1/33	4,172	5,352
Merck & Co. Inc.	6.550%	9/15/37	3,465	4,539
Merck & Co. Inc.	3.600%	9/15/42	3,300	3,008
Merck & Co. Inc.	4.150%	5/18/43	6,525	6,450
Merck & Co. Inc.	3.700%	2/10/45	12,065	11,094
Merck Sharp & Dohme Corp.	5.000%	6/30/19	12,845	14,163
Merck Sharp & Dohme Corp.	5.750%	11/15/36	3,900	4,691
Molson Coors Brewing Co.	2.000%	5/1/17	725	724
Molson Coors Brewing Co.	3.500%	5/1/22	1,050	1,056
Molson Coors Brewing Co.	5.000%	5/1/42	5,625	5,432
Mondelez International Inc.	6.500%	8/11/17	6,275	6,738
Mondelez International Inc.	6.125%	2/1/18	4,290	4,663
Mondelez International Inc.	6.125%	8/23/18	2,500	2,755

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Mondelez International Inc.	2.250%	2/1/19	2,500	2,497
Mondelez International Inc.	5.375%	2/10/20	5,386	5,957
Mondelez International Inc.	4.000%	2/1/24	10,075	10,390
Mondelez International Inc.	6.500%	11/1/31	4,086	4,770
Mondelez International Inc.	6.500%	2/9/40	5,015	6,158
Mylan Inc.	2.600%	6/24/18	2,058	2,042
Mylan Inc.	2.550%	3/28/19	5,462	5,389
Mylan Inc.	4.200%	11/29/23	11,215	10,993
Mylan Inc.	5.400%	11/29/43	2,450	2,283
New York & Presbyterian Hospital	4.024%	8/1/45	2,200	2,074
Newell Rubbermaid Inc.	2.050%	12/1/17	3,100	3,074
Newell Rubbermaid Inc.	2.150%	10/15/18	1,600	1,553
Newell Rubbermaid Inc.	2.875%	12/1/19	3,500	3,378
Newell Rubbermaid Inc.	4.000%	6/15/22	6,020	5,801
Newell Rubbermaid Inc.	4.000%	12/1/24	3,125	2,900
Newell Rubbermaid Inc.	3.900%	11/1/25	1,600	1,467
Novant Health Inc.	5.850%	11/1/19	2,125	2,385
Novant Health Inc.	4.371%	11/1/43	1,000	958
Novartis Capital Corp.	2.400%	9/21/22	26,325	25,906
Novartis Capital Corp.	3.000%	11/20/25	9,750	9,610
Novartis Capital Corp.	3.700%	9/21/42	2,575	2,440
Novartis Capital Corp.	4.400%	5/6/44	12,815	13,322
Novartis Capital Corp.	4.000%	11/20/45	6,950	6,806
Novartis Securities Investment Ltd.	5.125%	2/10/19	10,590	11,612
NYU Hospitals Center	4.784%	7/1/44	3,325	3,347
Owens & Minor Inc.	4.375%	12/15/24	1,650	1,647
Partners Healthcare System Inc.	4.117%	7/1/55	1,500	1,366
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,700	1,748
PepsiAmericas Inc.	5.000%	5/15/17	1,400	1,470
PepsiCo Inc.	1.125%	7/17/17	3,500	3,498
PepsiCo Inc.	1.250%	8/13/17	8,900	8,905
PepsiCo Inc.	1.000%	10/13/17	2,500	2,488
PepsiCo Inc.	1.250%	4/30/18	3,100	3,089
PepsiCo Inc.	5.000%	6/1/18	11,125	12,024
PepsiCo Inc.	7.900%	11/1/18	1,575	1,844
PepsiCo Inc.	2.250%	1/7/19	9,350	9,473
PepsiCo Inc.	4.500%	1/15/20	2,800	3,040
PepsiCo Inc.	1.850%	4/30/20	10,100	10,009
PepsiCo Inc.	2.150%	10/14/20	11,450	11,384
PepsiCo Inc.	3.125%	11/1/20	5,425	5,616
PepsiCo Inc.	3.000%	8/25/21	12,530	12,832
PepsiCo Inc.	2.750%	3/5/22	13,050	13,087
PepsiCo Inc.	3.100%	7/17/22	3,425	3,513
PepsiCo Inc.	2.750%	3/1/23	6,750	6,732
PepsiCo Inc.	3.600%	3/1/24	1,200	1,253
PepsiCo Inc.	2.750%	4/30/25	5,350	5,229
PepsiCo Inc.	3.500%	7/17/25	6,250	6,444
PepsiCo Inc.	5.500%	1/15/40	5,575	6,506
PepsiCo Inc.	4.875%	11/1/40	6,625	7,117
PepsiCo Inc.	4.000%	3/5/42	7,600	7,324
PepsiCo Inc.	3.600%	8/13/42	250	227
PepsiCo Inc.	4.250%	10/22/44	1,525	1,515
PepsiCo Inc.	4.600%	7/17/45	4,660	4,916
PepsiCo Inc.	4.450%	4/14/46	3,500	3,606
PerkinElmer Inc.	5.000%	11/15/21	2,160	2,278
Perrigo Co. plc	2.300%	11/8/18	5,310	5,233

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Perrigo Co. plc	4.000%	11/15/23	5,716	5,562
Perrigo Co. plc	5.300%	11/15/43	3,575	3,437
Perrigo Finance plc	3.500%	12/15/21	4,000	3,886
Perrigo Finance plc	3.900%	12/15/24	1,800	1,734
Perrigo Finance plc	4.900%	12/15/44	2,800	2,523
Pfizer Inc.	1.100%	5/15/17	5,300	5,300
Pfizer Inc.	1.500%	6/15/18	5,475	5,468
Pfizer Inc.	6.200%	3/15/19	23,670	26,643
Pfizer Inc.	2.100%	5/15/19	6,000	6,035
Pfizer Inc.	3.400%	5/15/24	650	667
Pfizer Inc.	7.200%	3/15/39	11,540	15,850
Pfizer Inc.	4.300%	6/15/43	3,706	3,706
Pfizer Inc.	4.400%	5/15/44	2,875	2,903
Pharmacia Corp.	6.500%	12/1/18	6,000	6,754
Pharmacia Corp.	6.600%	12/1/28	4,548	5,837
Philip Morris International Inc.	1.250%	8/11/17	1,875	1,877
Philip Morris International Inc.	1.125%	8/21/17	5,275	5,268
Philip Morris International Inc.	1.250%	11/9/17	8,700	8,687
Philip Morris International Inc.	5.650%	5/16/18	11,390	12,429
Philip Morris International Inc.	4.500%	3/26/20	575	626
Philip Morris International Inc.	4.125%	5/17/21	4,458	4,769
Philip Morris International Inc.	2.900%	11/15/21	1,500	1,515
Philip Morris International Inc.	2.500%	8/22/22	3,000	2,933
Philip Morris International Inc.	2.625%	3/6/23	2,500	2,448
Philip Morris International Inc.	3.600%	11/15/23	550	573
Philip Morris International Inc.	3.250%	11/10/24	4,000	4,034
Philip Morris International Inc.	3.375%	8/11/25	2,850	2,886
Philip Morris International Inc.	6.375%	5/16/38	5,600	7,033
Philip Morris International Inc.	4.375%	11/15/41	5,458	5,428
Philip Morris International Inc.	4.500%	3/20/42	9,720	9,703
Philip Morris International Inc.	3.875%	8/21/42	5,125	4,690
Philip Morris International Inc.	4.125%	3/4/43	2,850	2,692
Philip Morris International Inc.	4.875%	11/15/43	6,425	6,773
5 Procter & Gamble - Esop	9.360%	1/1/21	1,141	1,364
Procter & Gamble Co.	4.700%	2/15/19	8,265	9,010
Procter & Gamble Co.	1.900%	11/1/19	1,200	1,206
Procter & Gamble Co.	2.300%	2/6/22	5,164	5,181
Procter & Gamble Co.	3.100%	8/15/23	3,800	3,965
Procter & Gamble Co.	6.450%	1/15/26	7,750	9,834
Procter & Gamble Co.	5.500%	2/1/34	5,000	5,979
Procter & Gamble Co.	5.550%	3/5/37	9,350	11,435
Quest Diagnostics Inc.	2.700%	4/1/19	1,475	1,471
Quest Diagnostics Inc.	4.750%	1/30/20	2,500	2,650
Quest Diagnostics Inc.	2.500%	3/30/20	2,250	2,216
Quest Diagnostics Inc.	4.700%	4/1/21	1,335	1,413
Quest Diagnostics Inc.	4.250%	4/1/24	1,550	1,600
Quest Diagnostics Inc.	3.500%	3/30/25	1,250	1,209
Quest Diagnostics Inc.	5.750%	1/30/40	3,500	3,625
Quest Diagnostics Inc.	4.700%	3/30/45	1,250	1,130
Reynolds American Inc.	6.750%	6/15/17	2,325	2,482
Reynolds American Inc.	2.300%	8/21/17	5,100	5,138
Reynolds American Inc.	7.750%	6/1/18	1,000	1,122
Reynolds American Inc.	2.300%	6/12/18	5,900	5,936
Reynolds American Inc.	8.125%	6/23/19	2,825	3,320
Reynolds American Inc.	3.250%	6/12/20	6,620	6,727
Reynolds American Inc.	4.000%	6/12/22	5,100	5,302

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Reynolds American Inc.	3.250%	11/1/22	5,850	5,786
Reynolds American Inc.	3.750%	5/20/23	1,175	1,176
Reynolds American Inc.	4.850%	9/15/23	900	962
Reynolds American Inc.	4.450%	6/12/25	18,350	19,199
Reynolds American Inc.	5.700%	8/15/35	4,850	5,309
Reynolds American Inc.	7.250%	6/15/37	875	1,075
Reynolds American Inc.	8.125%	5/1/40	2,239	2,793
Reynolds American Inc.	7.000%	8/4/41	1,085	1,226
Reynolds American Inc.	4.750%	11/1/42	4,921	4,698
Reynolds American Inc.	6.150%	9/15/43	725	823
Reynolds American Inc.	5.850%	8/15/45	12,715	14,099
Sanofi	1.250%	4/10/18	5,000	4,977
Sanofi	4.000%	3/29/21	12,865	13,741
Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	1,150	1,194
St. Jude Medical Inc.	2.000%	9/15/18	2,700	2,695
St. Jude Medical Inc.	2.800%	9/15/20	2,700	2,702
St. Jude Medical Inc.	3.250%	4/15/23	13,825	13,561
St. Jude Medical Inc.	3.875%	9/15/25	2,125	2,150
St. Jude Medical Inc.	4.750%	4/15/43	4,325	4,240
Stryker Corp.	4.375%	1/15/20	700	753
Stryker Corp.	3.375%	5/15/24	9,500	9,538
Stryker Corp.	3.375%	11/1/25	2,700	2,665
Stryker Corp.	4.375%	5/15/44	400	396
Sysco Corp.	5.250%	2/12/18	3,895	4,163
Sysco Corp.	2.600%	10/1/20	6,800	6,806
Sysco Corp.	2.600%	6/12/22	2,325	2,276
Sysco Corp.	3.750%	10/1/25	3,575	3,619
Sysco Corp.	5.375%	9/21/35	1,948	2,161
Sysco Corp.	4.850%	10/1/45	1,975	2,051
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	5,889	5,982
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	8,474	8,113
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	1,362	1,490
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	1,578	1,596
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	10,075	9,779
5 Texas Health Resources	4.330%	11/15/55	900	866
The Pepsi Bottling Group Inc.	7.000%	3/1/29	3,875	5,197
Thermo Fisher Scientific Inc.	1.300%	2/1/17	325	324
Thermo Fisher Scientific Inc.	1.850%	1/15/18	3,000	2,993
Thermo Fisher Scientific Inc.	2.150%	12/14/18	2,500	2,499
Thermo Fisher Scientific Inc.	2.400%	2/1/19	245	245
Thermo Fisher Scientific Inc.	4.700%	5/1/20	525	562
Thermo Fisher Scientific Inc.	4.500%	3/1/21	8,450	8,948
Thermo Fisher Scientific Inc.	3.600%	8/15/21	6,750	6,846
Thermo Fisher Scientific Inc.	3.300%	2/15/22	3,000	2,998
Thermo Fisher Scientific Inc.	3.150%	1/15/23	2,950	2,883
Thermo Fisher Scientific Inc.	4.150%	2/1/24	275	286
Thermo Fisher Scientific Inc.	3.650%	12/15/25	6,475	6,437
Thermo Fisher Scientific Inc.	5.300%	2/1/44	4,900	5,228
Trinity Health Corp.	4.125%	12/1/45	1,400	1,327
Tupperware Brands Corp.	4.750%	6/1/21	2,000	2,041
Tyson Foods Inc.	2.650%	8/15/19	2,125	2,124
Tyson Foods Inc.	4.500%	6/15/22	6,350	6,751
Tyson Foods Inc.	3.950%	8/15/24	5,750	5,906
Tyson Foods Inc.	4.875%	8/15/34	6,125	6,248
Tyson Foods Inc.	5.150%	8/15/44	3,050	3,215
Unilever Capital Corp.	0.850%	8/2/17	9,885	9,833

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Unilever Capital Corp.	4.800%	2/15/19	200	218
Unilever Capital Corp.	2.200%	3/6/19	4,205	4,266
Unilever Capital Corp.	4.250%	2/10/21	10,310	11,250
Unilever Capital Corp.	3.100%	7/30/25	2,700	2,738
Unilever Capital Corp.	5.900%	11/15/32	3,025	3,835
Whirlpool Corp.	1.350%	3/1/17	1,400	1,397
Whirlpool Corp.	1.650%	11/1/17	5,500	5,487
Whirlpool Corp.	4.700%	6/1/22	4,325	4,600
Whirlpool Corp.	4.000%	3/1/24	2,500	2,559
Whirlpool Corp.	3.700%	5/1/25	2,400	2,378
Whirlpool Corp.	5.150%	3/1/43	1,775	1,749
8 Whole Foods Market Inc.	5.200%	12/3/25	8,775	8,768
Wyeth LLC	5.450%	4/1/17	2,750	2,889
Wyeth LLC	7.250%	3/1/23	2,000	2,505
Wyeth LLC	6.450%	2/1/24	2,775	3,390
Wyeth LLC	6.500%	2/1/34	3,425	4,285
Wyeth LLC	6.000%	2/15/36	1,680	2,006
Wyeth LLC	5.950%	4/1/37	15,460	18,408
Zeneca Wilmington Inc.	7.000%	11/15/23	2,000	2,491
Zimmer Biomet Holdings Inc.	1.450%	4/1/17	3,350	3,333
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	4,000	3,978
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	2,745	2,941
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	6,500	6,431
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	1,550	1,555
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	5,400	5,307
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	6,975	6,771
Zimmer Biomet Holdings Inc.	4.250%	8/15/35	4,500	4,214
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	4,750	5,236
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	6,000	5,544
Zoetis Inc.	1.875%	2/1/18	5,350	5,283
Zoetis Inc.	3.450%	11/13/20	3,100	3,100
Zoetis Inc.	3.250%	2/1/23	8,950	8,545
Zoetis Inc.	4.500%	11/13/25	3,100	3,144
Zoetis Inc.	4.700%	2/1/43	5,240	4,593

Energy (2.6%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	575	554
Anadarko Finance Co.	7.500%	5/1/31	7,275	7,745
Anadarko Petroleum Corp.	6.375%	9/15/17	7,250	7,604
Anadarko Petroleum Corp.	8.700%	3/15/19	3,845	4,387
Anadarko Petroleum Corp.	6.950%	6/15/19	675	736
Anadarko Petroleum Corp.	6.450%	9/15/36	13,980	13,372
Anadarko Petroleum Corp.	7.950%	6/15/39	200	226
Anadarko Petroleum Corp.	6.200%	3/15/40	8,250	7,730
Apache Corp.	6.900%	9/15/18	4,745	5,211
Apache Corp.	3.625%	2/1/21	6,560	6,475
Apache Corp.	3.250%	4/15/22	3,001	2,864
Apache Corp.	6.000%	1/15/37	8,425	8,141
Apache Corp.	5.100%	9/1/40	14,075	12,004
Apache Corp.	5.250%	2/1/42	340	295
Apache Corp.	4.750%	4/15/43	4,924	4,172
Apache Finance Canada Corp.	7.750%	12/15/29	350	439
Baker Hughes Inc.	7.500%	11/15/18	3,365	3,799
Baker Hughes Inc.	3.200%	8/15/21	9,670	9,573
Baker Hughes Inc.	6.875%	1/15/29	300	356
Baker Hughes Inc.	5.125%	9/15/40	8,640	8,585

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
BJ Services Co.	6.000%	6/1/18	150	162
Boardwalk Pipelines LP	5.500%	2/1/17	925	937
Boardwalk Pipelines LP	5.750%	9/15/19	7,545	7,594
Boardwalk Pipelines LP	3.375%	2/1/23	2,150	1,738
Boardwalk Pipelines LP	4.950%	12/15/24	575	500
BP Capital Markets plc	1.846%	5/5/17	4,000	4,019
BP Capital Markets plc	1.625%	8/17/17	325	325
BP Capital Markets plc	1.375%	11/6/17	1,000	992
BP Capital Markets plc	1.674%	2/13/18	8,775	8,767
BP Capital Markets plc	1.375%	5/10/18	4,000	3,942
BP Capital Markets plc	2.241%	9/26/18	6,650	6,650
BP Capital Markets plc	4.750%	3/10/19	5,675	6,079
BP Capital Markets plc	2.237%	5/10/19	6,000	5,942
BP Capital Markets plc	2.521%	1/15/20	3,205	3,200
BP Capital Markets plc	2.315%	2/13/20	16,650	16,435
BP Capital Markets plc	4.500%	10/1/20	11,578	12,387
BP Capital Markets plc	4.742%	3/11/21	12,665	13,785
BP Capital Markets plc	3.561%	11/1/21	17,520	17,808
BP Capital Markets plc	3.062%	3/17/22	3,900	3,820
BP Capital Markets plc	3.245%	5/6/22	9,575	9,529
BP Capital Markets plc	2.500%	11/6/22	7,675	7,320
BP Capital Markets plc	2.750%	5/10/23	13,761	12,901
BP Capital Markets plc	3.994%	9/26/23	2,700	2,742
BP Capital Markets plc	3.814%	2/10/24	2,000	1,995
BP Capital Markets plc	3.535%	11/4/24	5,000	4,854
BP Capital Markets plc	3.506%	3/17/25	2,675	2,602
Buckeye Partners LP	6.050%	1/15/18	825	848
Buckeye Partners LP	2.650%	11/15/18	4,175	3,978
Buckeye Partners LP	4.150%	7/1/23	2,650	2,281
Buckeye Partners LP	5.850%	11/15/43	3,525	2,722
Buckeye Partners LP	5.600%	10/15/44	900	672
Burlington Resources Finance Co.	7.200%	8/15/31	9,562	10,952
Burlington Resources Finance Co.	7.400%	12/1/31	2,550	3,040
Cameron International Corp.	6.375%	7/15/18	1,875	2,033
Cameron International Corp.	4.000%	12/15/23	1,375	1,381
Cameron International Corp.	3.700%	6/15/24	7,000	6,836
Cameron International Corp.	7.000%	7/15/38	815	974
Cameron International Corp.	5.950%	6/1/41	1,300	1,411
Cameron International Corp.	5.125%	12/15/43	2,900	2,876
Canadian Natural Resources Ltd.	5.700%	5/15/17	1,735	1,773
Canadian Natural Resources Ltd.	1.750%	1/15/18	7,925	7,747
Canadian Natural Resources Ltd.	3.450%	11/15/21	8,365	7,895
Canadian Natural Resources Ltd.	3.800%	4/15/24	5,645	5,038
Canadian Natural Resources Ltd.	3.900%	2/1/25	3,885	3,469
Canadian Natural Resources Ltd.	7.200%	1/15/32	2,175	2,248
Canadian Natural Resources Ltd.	6.450%	6/30/33	2,325	2,249
Canadian Natural Resources Ltd.	5.850%	2/1/35	350	313
Canadian Natural Resources Ltd.	6.500%	2/15/37	2,200	2,065
Canadian Natural Resources Ltd.	6.250%	3/15/38	1,725	1,567
Canadian Natural Resources Ltd.	6.750%	2/1/39	1,000	958
Cenovus Energy Inc.	5.700%	10/15/19	7,650	8,035
Cenovus Energy Inc.	3.000%	8/15/22	3,300	2,943
Cenovus Energy Inc.	3.800%	9/15/23	2,725	2,458
Cenovus Energy Inc.	6.750%	11/15/39	8,025	7,639
Cenovus Energy Inc.	4.450%	9/15/42	3,400	2,497
Cenovus Energy Inc.	5.200%	9/15/43	2,813	2,216

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Chevron Corp.	1.344%	11/9/17	10,000	9,967
	Chevron Corp.	1.345%	11/15/17	10,750	10,709
	Chevron Corp.	1.104%	12/5/17	2,775	2,755
	Chevron Corp.	1.365%	3/2/18	4,275	4,239
	Chevron Corp.	1.718%	6/24/18	12,575	12,508
	Chevron Corp.	1.790%	11/16/18	12,000	11,907
	Chevron Corp.	4.950%	3/3/19	2,750	2,995
	Chevron Corp.	2.193%	11/15/19	12,000	11,980
	Chevron Corp.	1.961%	3/3/20	13,075	12,860
	Chevron Corp.	2.419%	11/17/20	8,000	7,967
	Chevron Corp.	2.411%	3/3/22	5,150	5,000
	Chevron Corp.	2.355%	12/5/22	8,700	8,299
	Chevron Corp.	3.191%	6/24/23	15,330	15,392
	Cimarex Energy Co.	5.875%	5/1/22	300	291
	Cimarex Energy Co.	4.375%	6/1/24	4,750	4,251
8	Columbia Pipeline Group Inc.	2.450%	6/1/18	6,607	6,518
8	Columbia Pipeline Group Inc.	3.300%	6/1/20	1,750	1,715
8	Columbia Pipeline Group Inc.	4.500%	6/1/25	3,000	2,718
8	Columbia Pipeline Group Inc.	5.800%	6/1/45	3,300	2,897
	Conoco Funding Co.	7.250%	10/15/31	1,475	1,697
	ConocoPhillips	6.650%	7/15/18	2,475	2,733
	ConocoPhillips	5.750%	2/1/19	8,690	9,402
	ConocoPhillips	6.000%	1/15/20	2,885	3,211
	ConocoPhillips	5.900%	10/15/32	725	742
	ConocoPhillips	5.900%	5/15/38	2,370	2,318
	ConocoPhillips	6.500%	2/1/39	13,788	14,499
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	5,471	5,627
	ConocoPhillips Co.	1.050%	12/15/17	3,700	3,635
	ConocoPhillips Co.	1.500%	5/15/18	4,100	4,044
	ConocoPhillips Co.	2.200%	5/15/20	1,500	1,451
	ConocoPhillips Co.	2.875%	11/15/21	6,145	5,968
	ConocoPhillips Co.	3.350%	11/15/24	9,835	9,132
	ConocoPhillips Co.	3.350%	5/15/25	565	509
	ConocoPhillips Co.	4.150%	11/15/34	5,450	4,731
	ConocoPhillips Co.	4.300%	11/15/44	6,275	5,191
	ConocoPhillips Holding Co.	6.950%	4/15/29	2,850	3,250
	Continental Resources Inc.	5.000%	9/15/22	15,275	11,227
	Continental Resources Inc.	4.500%	4/15/23	2,800	1,998
	Continental Resources Inc.	3.800%	6/1/24	7,040	4,936
	Continental Resources Inc.	4.900%	6/1/44	2,750	1,612
	Devon Energy Corp.	6.300%	1/15/19	3,275	3,377
	Devon Energy Corp.	4.000%	7/15/21	1,800	1,637
	Devon Energy Corp.	3.250%	5/15/22	16,325	13,848
	Devon Energy Corp.	7.950%	4/15/32	4,850	5,015
	Devon Energy Corp.	5.600%	7/15/41	3,445	2,602
	Devon Energy Corp.	4.750%	5/15/42	5,900	4,323
	Devon Energy Corp.	5.000%	6/15/45	5,000	3,789
	Devon Financing Corp. LLC	7.875%	9/30/31	8,125	8,379
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	2,733	2,776
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	3,590	2,440
	Diamond Offshore Drilling Inc.	4.875%	11/1/43	4,850	2,961
	Dominion Gas Holdings LLC	2.800%	11/15/20	2,000	2,006
	Dominion Gas Holdings LLC	3.550%	11/1/23	10,179	10,042
	Dominion Gas Holdings LLC	3.600%	12/15/24	1,700	1,683
	Dominion Gas Holdings LLC	4.800%	11/1/43	5,250	5,024
	Dominion Gas Holdings LLC	4.600%	12/15/44	2,200	2,047

100

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
El Paso Natural Gas Co. LLC	5.950%	4/15/17	1,340	1,363
Enable Midstream Partners LP	2.400%	5/15/19	2,600	2,338
Enable Midstream Partners LP	3.900%	5/15/24	6,900	5,403
Enable Midstream Partners LP	5.000%	5/15/44	925	543
Enbridge Energy Partners LP	9.875%	3/1/19	4,680	5,333
Enbridge Energy Partners LP	5.200%	3/15/20	525	535
Enbridge Energy Partners LP	4.200%	9/15/21	5,300	5,054
Enbridge Energy Partners LP	5.875%	10/15/25	1,500	1,445
Enbridge Energy Partners LP	7.500%	4/15/38	5,950	5,898
Enbridge Inc.	5.600%	4/1/17	2,160	2,230
Enbridge Inc.	3.500%	6/10/24	1,200	1,006
Enbridge Inc.	4.500%	6/10/44	2,725	1,846
Encana Corp.	3.900%	11/15/21	11,885	9,819
Encana Corp.	7.200%	11/1/31	1,800	1,644
Encana Corp.	6.500%	8/15/34	4,125	3,436
Encana Corp.	6.625%	8/15/37	5,350	4,469
Encana Corp.	5.150%	11/15/41	5,600	3,856
Energy Transfer Partners LP	6.125%	2/15/17	8,700	8,886
Energy Transfer Partners LP	6.700%	7/1/18	948	998
Energy Transfer Partners LP	9.700%	3/15/19	1,296	1,446
Energy Transfer Partners LP	9.000%	4/15/19	1,714	1,886
Energy Transfer Partners LP	4.150%	10/1/20	4,250	3,938
Energy Transfer Partners LP	4.650%	6/1/21	1,905	1,788
Energy Transfer Partners LP	5.200%	2/1/22	4,145	3,843
Energy Transfer Partners LP	3.600%	2/1/23	4,375	3,604
Energy Transfer Partners LP	4.900%	2/1/24	1,620	1,442
Energy Transfer Partners LP	4.050%	3/15/25	6,000	4,972
Energy Transfer Partners LP	4.750%	1/15/26	2,500	2,143
Energy Transfer Partners LP	8.250%	11/15/29	400	439
Energy Transfer Partners LP	4.900%	3/15/35	2,750	1,999
Energy Transfer Partners LP	6.625%	10/15/36	1,750	1,495
Energy Transfer Partners LP	7.500%	7/1/38	3,507	3,213
Energy Transfer Partners LP	6.050%	6/1/41	11,675	9,030
Energy Transfer Partners LP	6.500%	2/1/42	12,516	10,205
Energy Transfer Partners LP	5.150%	2/1/43	5,600	3,994
Energy Transfer Partners LP	5.150%	3/15/45	1,300	925
Energy Transfer Partners LP	6.125%	12/15/45	2,700	2,197
EnLink Midstream Partners LP	2.700%	4/1/19	2,450	2,239
EnLink Midstream Partners LP	4.400%	4/1/24	1,900	1,515
EnLink Midstream Partners LP	5.600%	4/1/44	1,450	987
EnLink Midstream Partners LP	5.050%	4/1/45	5,150	3,193
Ensco plc	4.700%	3/15/21	6,925	5,636
Ensco plc	4.500%	10/1/24	2,810	1,926
Ensco plc	5.200%	3/15/25	6,000	4,228
Ensco plc	5.750%	10/1/44	6,800	4,480
Enterprise Products Operating LLC	6.300%	9/15/17	4,200	4,421
Enterprise Products Operating LLC	6.650%	4/15/18	1,900	2,055
Enterprise Products Operating LLC	1.650%	5/7/18	7,100	6,898
Enterprise Products Operating LLC	6.500%	1/31/19	7,000	7,701
Enterprise Products Operating LLC	2.550%	10/15/19	6,900	6,611
Enterprise Products Operating LLC	5.200%	9/1/20	8,600	9,016
Enterprise Products Operating LLC	3.350%	3/15/23	5,000	4,518
Enterprise Products Operating LLC	3.900%	2/15/24	8,525	7,954
Enterprise Products Operating LLC	3.750%	2/15/25	12,150	11,066
Enterprise Products Operating LLC	3.700%	2/15/26	5,075	4,534
Enterprise Products Operating LLC	6.875%	3/1/33	5,323	5,566

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Enterprise Products Operating LLC	6.650%	10/15/34	235	248
	Enterprise Products Operating LLC	7.550%	4/15/38	3,130	3,348
	Enterprise Products Operating LLC	6.125%	10/15/39	1,695	1,539
	Enterprise Products Operating LLC	6.450%	9/1/40	2,425	2,304
	Enterprise Products Operating LLC	5.950%	2/1/41	10,165	9,198
	Enterprise Products Operating LLC	5.700%	2/15/42	2,425	2,157
	Enterprise Products Operating LLC	4.850%	8/15/42	5,563	4,479
	Enterprise Products Operating LLC	4.450%	2/15/43	7,067	5,318
	Enterprise Products Operating LLC	4.850%	3/15/44	6,675	5,397
	Enterprise Products Operating LLC	5.100%	2/15/45	4,700	3,908
	Enterprise Products Operating LLC	4.900%	5/15/46	6,600	5,340
	Enterprise Products Operating LLC	4.950%	10/15/54	2,125	1,653
5	Enterprise Products Operating LLC	7.000%	6/1/67	2,075	1,660
	EOG Resources Inc.	2.500%	2/1/16	705	706
	EOG Resources Inc.	5.875%	9/15/17	2,200	2,344
	EOG Resources Inc.	4.400%	6/1/20	1,880	1,996
	EOG Resources Inc.	4.100%	2/1/21	9,450	9,891
	EOG Resources Inc.	2.625%	3/15/23	8,550	8,072
	EOG Resources Inc.	3.150%	4/1/25	5,400	5,096
	EOG Resources Inc.	3.900%	4/1/35	2,900	2,635
	EQT Corp.	6.500%	4/1/18	3,175	3,337
	EQT Corp.	8.125%	6/1/19	5,975	6,456
	EQT Corp.	4.875%	11/15/21	2,500	2,393
	Exxon Mobil Corp.	1.305%	3/6/18	20,000	19,955
	Exxon Mobil Corp.	1.819%	3/15/19	2,250	2,249
	Exxon Mobil Corp.	1.912%	3/6/20	13,382	13,352
	Exxon Mobil Corp.	2.397%	3/6/22	16,200	15,922
	Exxon Mobil Corp.	2.709%	3/6/25	8,100	7,925
	Exxon Mobil Corp.	3.567%	3/6/45	4,850	4,521
	FMC Technologies Inc.	2.000%	10/1/17	2,500	2,463
	FMC Technologies Inc.	3.450%	10/1/22	2,700	2,409
	Gulf South Pipeline Co. LP	4.000%	6/15/22	1,725	1,562
	Halliburton Co.	2.000%	8/1/18	4,125	4,097
	Halliburton Co.	5.900%	9/15/18	1,005	1,098
	Halliburton Co.	6.150%	9/15/19	800	900
	Halliburton Co.	2.700%	11/15/20	4,000	3,952
	Halliburton Co.	3.250%	11/15/21	4,235	4,202
	Halliburton Co.	3.375%	11/15/22	5,000	4,935
	Halliburton Co.	3.500%	8/1/23	6,650	6,485
	Halliburton Co.	3.800%	11/15/25	11,500	11,286
	Halliburton Co.	4.850%	11/15/35	5,500	5,410
	Halliburton Co.	6.700%	9/15/38	5,720	6,743
	Halliburton Co.	7.450%	9/15/39	1,859	2,371
	Halliburton Co.	4.500%	11/15/41	2,607	2,373
	Halliburton Co.	4.750%	8/1/43	9,200	8,660
	Halliburton Co.	5.000%	11/15/45	6,675	6,592
	Hess Corp.	8.125%	2/15/19	9,579	10,843
	Hess Corp.	3.500%	7/15/24	1,600	1,398
	Hess Corp.	7.875%	10/1/29	1,950	2,120
	Hess Corp.	7.300%	8/15/31	950	947
	Hess Corp.	7.125%	3/15/33	2,050	2,001
	Hess Corp.	6.000%	1/15/40	7,500	6,609
	Hess Corp.	5.600%	2/15/41	8,830	7,395
	Husky Energy Inc.	6.150%	6/15/19	200	215
	Husky Energy Inc.	7.250%	12/15/19	2,020	2,256
	Husky Energy Inc.	3.950%	4/15/22	1,300	1,204

102

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Husky Energy Inc.	6.800%	9/15/37	4,810	5,020
Kerr-McGee Corp.	6.950%	7/1/24	5,505	5,913
Kerr-McGee Corp.	7.875%	9/15/31	875	944
Kinder Morgan Energy Partners LP	5.950%	2/15/18	6,350	6,510
Kinder Morgan Energy Partners LP	2.650%	2/1/19	13,950	12,987
Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,127	5,539
Kinder Morgan Energy Partners LP	6.850%	2/15/20	10,075	10,438
Kinder Morgan Energy Partners LP	6.500%	4/1/20	9,961	10,169
Kinder Morgan Energy Partners LP	5.300%	9/15/20	1,400	1,386
Kinder Morgan Energy Partners LP	5.000%	10/1/21	7,265	6,849
Kinder Morgan Energy Partners LP	4.150%	3/1/22	6,076	5,401
Kinder Morgan Energy Partners LP	3.950%	9/1/22	10,190	8,874
Kinder Morgan Energy Partners LP	3.450%	2/15/23	7,200	5,983
Kinder Morgan Energy Partners LP	3.500%	9/1/23	8,783	7,284
Kinder Morgan Energy Partners LP	4.300%	5/1/24	5,500	4,728
Kinder Morgan Energy Partners LP	7.400%	3/15/31	1,980	1,826
Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,700	1,542
Kinder Morgan Energy Partners LP	6.500%	2/1/37	6,150	5,228
Kinder Morgan Energy Partners LP	6.950%	1/15/38	5,665	5,037
Kinder Morgan Energy Partners LP	6.500%	9/1/39	6,925	5,809
Kinder Morgan Energy Partners LP	6.550%	9/15/40	5,000	4,252
Kinder Morgan Energy Partners LP	6.375%	3/1/41	3,600	2,937
Kinder Morgan Energy Partners LP	5.625%	9/1/41	5,600	4,198
Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,775	2,038
Kinder Morgan Energy Partners LP	4.700%	11/1/42	6,400	4,528
Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,000	733
Kinder Morgan Energy Partners LP	5.500%	3/1/44	1,000	780
Kinder Morgan Inc.	7.000%	6/15/17	7,595	7,826
Kinder Morgan Inc.	2.000%	12/1/17	2,750	2,649
Kinder Morgan Inc.	6.500%	9/15/20	1,500	1,494
Kinder Morgan Inc.	7.800%	8/1/31	3,030	2,843
Kinder Morgan Inc.	7.750%	1/15/32	5,500	5,219
Kinder Morgan Inc.	5.300%	12/1/34	5,000	3,927
Kinder Morgan Inc.	5.550%	6/1/45	10,385	8,084
Kinder Morgan Inc.	5.050%	2/15/46	2,500	1,853
Magellan Midstream Partners LP	6.550%	7/15/19	6,750	7,334
Magellan Midstream Partners LP	4.250%	2/1/21	3,950	3,986
Magellan Midstream Partners LP	6.400%	5/1/37	1,000	996
Magellan Midstream Partners LP	4.200%	12/1/42	525	387
Magellan Midstream Partners LP	5.150%	10/15/43	1,625	1,385
Magellan Midstream Partners LP	4.200%	3/15/45	800	583
Marathon Oil Corp.	6.000%	10/1/17	17,510	17,847
Marathon Oil Corp.	5.900%	3/15/18	1,228	1,241
Marathon Oil Corp.	2.700%	6/1/20	2,090	1,838
Marathon Oil Corp.	2.800%	11/1/22	1,400	1,120
Marathon Oil Corp.	3.850%	6/1/25	11,060	8,833
Marathon Oil Corp.	6.800%	3/15/32	2,670	2,408
Marathon Oil Corp.	6.600%	10/1/37	5,000	4,274
Marathon Oil Corp.	5.200%	6/1/45	3,900	2,750
Marathon Petroleum Corp.	3.500%	3/1/16	1,000	1,002
Marathon Petroleum Corp.	2.700%	12/14/18	5,000	4,962
Marathon Petroleum Corp.	3.400%	12/15/20	2,700	2,651
Marathon Petroleum Corp.	5.125%	3/1/21	5,900	6,195
Marathon Petroleum Corp.	3.625%	9/15/24	5,200	4,850
Marathon Petroleum Corp.	6.500%	3/1/41	5,639	5,652
Marathon Petroleum Corp.	4.750%	9/15/44	1,176	958

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Marathon Petroleum Corp.	5.850%	12/15/45	2,500	2,339
Marathon Petroleum Corp.	5.000%	9/15/54	2,050	1,631
Murphy Oil Corp.	2.500%	12/1/17	3,100	2,788
Murphy Oil Corp.	3.700%	12/1/22	1,700	1,285
Murphy Oil Corp.	7.050%	5/1/29	2,000	1,731
Murphy Oil Corp.	5.125%	12/1/42	1,875	1,152
Nabors Industries Inc.	6.150%	2/15/18	8,945	9,155
Nabors Industries Inc.	9.250%	1/15/19	875	899
Nabors Industries Inc.	5.000%	9/15/20	5,985	5,337
National Fuel Gas Co.	6.500%	4/15/18	5,129	5,508
National Fuel Gas Co.	8.750%	5/1/19	1,500	1,704
National Oilwell Varco Inc.	1.350%	12/1/17	1,875	1,834
National Oilwell Varco Inc.	2.600%	12/1/22	20,465	17,912
National Oilwell Varco Inc.	3.950%	12/1/42	3,600	2,750
Noble Energy Inc.	8.250%	3/1/19	7,923	8,861
Noble Energy Inc.	4.150%	12/15/21	10,300	10,052
Noble Energy Inc.	8.000%	4/1/27	4,895	5,630
Noble Energy Inc.	6.000%	3/1/41	9,800	8,410
Noble Energy Inc.	5.250%	11/15/43	7,560	5,962
Noble Holding International Ltd.	2.500%	3/15/17	2,400	2,264
Noble Holding International Ltd.	4.900%	8/1/20	891	677
Noble Holding International Ltd.	4.625%	3/1/21	950	668
Noble Holding International Ltd.	3.950%	3/15/22	2,781	1,837
Noble Holding International Ltd.	5.950%	4/1/25	3,250	2,257
Noble Holding International Ltd.	6.200%	8/1/40	1,400	817
Noble Holding International Ltd.	6.050%	3/1/41	2,500	1,493
Noble Holding International Ltd.	5.250%	3/15/42	2,475	1,351
Noble Holding International Ltd.	6.950%	4/1/45	1,818	1,131
Occidental Petroleum Corp.	1.750%	2/15/17	14,600	14,625
Occidental Petroleum Corp.	1.500%	2/15/18	4,650	4,577
Occidental Petroleum Corp.	4.100%	2/1/21	10,560	11,078
Occidental Petroleum Corp.	3.125%	2/15/22	7,725	7,575
Occidental Petroleum Corp.	2.700%	2/15/23	5,125	4,819
Occidental Petroleum Corp.	3.500%	6/15/25	8,000	7,792
Occidental Petroleum Corp.	4.625%	6/15/45	2,800	2,710
Oceaneering International Inc.	4.650%	11/15/24	2,500	2,106
ONEOK Partners LP	3.200%	9/15/18	4,400	4,183
ONEOK Partners LP	3.375%	10/1/22	12,675	10,133
ONEOK Partners LP	6.650%	10/1/36	8,303	6,864
ONEOK Partners LP	6.850%	10/15/37	2,325	1,951
ONEOK Partners LP	6.200%	9/15/43	3,300	2,515
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	4,703	5,008
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	325	357
Petro-Canada	6.050%	5/15/18	7,250	7,798
Petro-Canada	7.875%	6/15/26	500	645
Petro-Canada	7.000%	11/15/28	475	586
Petro-Canada	5.350%	7/15/33	1,325	1,383
Petro-Canada	5.950%	5/15/35	6,455	6,445
Petro-Canada	6.800%	5/15/38	5,525	5,984
Phillips 66	2.950%	5/1/17	16,925	17,154
Phillips 66	4.300%	4/1/22	12,985	13,429
Phillips 66	5.875%	5/1/42	11,150	11,230
Phillips 66	4.875%	11/15/44	10,025	8,885
Phillips 66 Partners LP	2.646%	2/15/20	1,255	1,190
Phillips 66 Partners LP	3.605%	2/15/25	3,500	3,073
Phillips 66 Partners LP	4.680%	2/15/45	1,375	1,024

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pioneer Natural Resources Co.	6.875%	5/1/18	2,905	3,093
Pioneer Natural Resources Co.	3.450%	1/15/21	4,000	3,694
Pioneer Natural Resources Co.	3.950%	7/15/22	4,010	3,661
Pioneer Natural Resources Co.	4.450%	1/15/26	4,150	3,731
Pioneer Natural Resources Co.	7.200%	1/15/28	2,378	2,540
Plains All American Pipeline LP / PAA Finance
Corp.	6.125%	1/15/17	1,900	1,952
Plains All American Pipeline LP / PAA Finance
Corp.	8.750%	5/1/19	1,375	1,511
Plains All American Pipeline LP / PAA Finance
Corp.	5.750%	1/15/20	12,660	12,527
Plains All American Pipeline LP / PAA Finance
Corp.	5.000%	2/1/21	3,460	3,311
Plains All American Pipeline LP / PAA Finance
Corp.	3.650%	6/1/22	800	683
Plains All American Pipeline LP / PAA Finance
Corp.	2.850%	1/31/23	2,200	1,813
Plains All American Pipeline LP / PAA Finance
Corp.	3.850%	10/15/23	2,396	2,023
Plains All American Pipeline LP / PAA Finance
Corp.	3.600%	11/1/24	10,960	8,813
Plains All American Pipeline LP / PAA Finance
Corp.	4.650%	10/15/25	6,600	5,743
Plains All American Pipeline LP / PAA Finance
Corp.	6.700%	5/15/36	970	864
Plains All American Pipeline LP / PAA Finance
Corp.	5.150%	6/1/42	2,325	1,690
Plains All American Pipeline LP / PAA Finance
Corp.	4.300%	1/31/43	8,875	5,825
Plains All American Pipeline LP / PAA Finance
Corp.	4.700%	6/15/44	4,625	3,221
Pride International Inc.	6.875%	8/15/20	5,650	5,249
Pride International Inc.	7.875%	8/15/40	3,500	2,755
Regency Energy Partners LP / Regency Energy
Finance Corp.	5.750%	9/1/20	5,725	5,625
Regency Energy Partners LP / Regency Energy
Finance Corp.	5.875%	3/1/22	5,500	5,225
Regency Energy Partners LP / Regency Energy
Finance Corp.	5.000%	10/1/22	10,300	9,244
Regency Energy Partners LP / Regency Energy
Finance Corp.	5.500%	4/15/23	5,650	5,141
Regency Energy Partners LP / Regency Energy
Finance Corp.	4.500%	11/1/23	7,500	6,544
Respol Oil & Gas Canada Inc.	7.750%	6/1/19	11,475	12,350
Rowan Cos. Inc.	7.875%	8/1/19	2,850	2,824
Rowan Cos. Inc.	4.875%	6/1/22	9,297	6,835
Rowan Cos. Inc.	4.750%	1/15/24	1,150	818
Rowan Cos. Inc.	5.400%	12/1/42	2,475	1,482
Rowan Cos. Inc.	5.850%	1/15/44	300	181
Schlumberger Investment SA	3.650%	12/1/23	17,538	17,937
SESI LLC	7.125%	12/15/21	625	553
Shell International Finance BV	5.200%	3/22/17	3,750	3,846
Shell International Finance BV	1.125%	8/21/17	1,400	1,391
Shell International Finance BV	1.250%	11/10/17	11,250	11,192
Shell International Finance BV	1.900%	8/10/18	5,975	5,970
Shell International Finance BV	1.625%	11/10/18	12,500	12,371

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Shell International Finance BV	2.000%	11/15/18	6,725	6,712
	Shell International Finance BV	4.300%	9/22/19	18,300	19,511
	Shell International Finance BV	4.375%	3/25/20	7,650	8,201
	Shell International Finance BV	2.125%	5/11/20	10,000	9,804
	Shell International Finance BV	2.250%	11/10/20	550	541
	Shell International Finance BV	2.375%	8/21/22	11,865	11,326
	Shell International Finance BV	2.250%	1/6/23	3,250	3,007
	Shell International Finance BV	3.400%	8/12/23	7,080	7,052
	Shell International Finance BV	3.250%	5/11/25	3,700	3,575
	Shell International Finance BV	4.125%	5/11/35	9,700	9,229
	Shell International Finance BV	6.375%	12/15/38	12,542	14,951
	Shell International Finance BV	5.500%	3/25/40	4,025	4,333
	Shell International Finance BV	3.625%	8/21/42	8,175	6,833
	Shell International Finance BV	4.550%	8/12/43	7,975	7,586
	Shell International Finance BV	4.375%	5/11/45	10,250	9,686
8	Southern Natural Gas Co. LLC	5.900%	4/1/17	1,950	1,983
	Southern Natural Gas Co. LLC	8.000%	3/1/32	2,299	2,258
	Southern Natural Gas Co. LLC / Southern Natural
	Issuing Corp.	4.400%	6/15/21	7,315	6,795
	Southwestern Energy Co.	3.300%	1/23/18	1,000	788
	Southwestern Energy Co.	7.500%	2/1/18	8,240	7,004
	Southwestern Energy Co.	4.050%	1/23/20	9,880	7,163
	Southwestern Energy Co.	4.100%	3/15/22	6,650	4,181
	Southwestern Energy Co.	4.950%	1/23/25	1,300	820
	Spectra Energy Capital LLC	6.200%	4/15/18	8,350	8,847
	Spectra Energy Capital LLC	8.000%	10/1/19	535	609
	Spectra Energy Capital LLC	3.300%	3/15/23	3,800	3,252
	Spectra Energy Capital LLC	6.750%	2/15/32	725	721
	Spectra Energy Capital LLC	7.500%	9/15/38	325	325
	Spectra Energy Partners LP	2.950%	9/25/18	575	565
	Spectra Energy Partners LP	4.750%	3/15/24	3,500	3,412
	Spectra Energy Partners LP	3.500%	3/15/25	10,500	9,222
	Spectra Energy Partners LP	5.950%	9/25/43	2,240	2,137
	Spectra Energy Partners LP	4.500%	3/15/45	2,000	1,537
	Suncor Energy Inc.	6.100%	6/1/18	4,475	4,806
	Suncor Energy Inc.	7.150%	2/1/32	3,625	4,147
	Suncor Energy Inc.	5.950%	12/1/34	575	573
	Suncor Energy Inc.	6.500%	6/15/38	9,920	10,873
	Suncor Energy Inc.	6.850%	6/1/39	2,255	2,440
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	17,000	16,476
	Sunoco Logistics Partners Operations LP	4.250%	4/1/24	575	498
	Sunoco Logistics Partners Operations LP	5.950%	12/1/25	4,000	3,849
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	5,525	3,913
	Sunoco Logistics Partners Operations LP	5.300%	4/1/44	7,375	5,488
	Sunoco Logistics Partners Operations LP	5.350%	5/15/45	4,025	2,992
	Tennessee Gas Pipeline Co. LLC	7.500%	4/1/17	720	746
	Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	725	710
	Texas Eastern Transmission LP	7.000%	7/15/32	2,905	3,191
	Tosco Corp.	7.800%	1/1/27	315	383
	Tosco Corp.	8.125%	2/15/30	4,000	4,931
	Total Capital Canada Ltd.	1.450%	1/15/18	10,455	10,409
	Total Capital Canada Ltd.	2.750%	7/15/23	6,800	6,539
	Total Capital International SA	1.500%	2/17/17	1,075	1,075
	Total Capital International SA	1.550%	6/28/17	8,350	8,348
	Total Capital International SA	2.125%	1/10/19	8,000	7,993
	Total Capital International SA	2.100%	6/19/19	11,500	11,588

106

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Total Capital International SA	2.750%	6/19/21	12,625	12,574
Total Capital International SA	2.875%	2/17/22	10,975	10,880
Total Capital International SA	2.700%	1/25/23	7,550	7,193
Total Capital International SA	3.700%	1/15/24	7,700	7,801
Total Capital International SA	3.750%	4/10/24	9,000	9,153
Total Capital SA	2.125%	8/10/18	2,900	2,907
Total Capital SA	4.450%	6/24/20	5,075	5,441
Total Capital SA	4.125%	1/28/21	3,005	3,208
TransCanada PipeLines Ltd.	1.625%	11/9/17	8,950	8,905
TransCanada PipeLines Ltd.	6.500%	8/15/18	11,540	12,612
TransCanada PipeLines Ltd.	3.800%	10/1/20	9,832	10,066
TransCanada PipeLines Ltd.	2.500%	8/1/22	6,075	5,593
TransCanada PipeLines Ltd.	3.750%	10/16/23	4,775	4,740
TransCanada PipeLines Ltd.	4.625%	3/1/34	5,750	5,420
TransCanada PipeLines Ltd.	5.600%	3/31/34	1,400	1,418
TransCanada PipeLines Ltd.	5.850%	3/15/36	3,225	3,312
TransCanada PipeLines Ltd.	6.200%	10/15/37	6,975	7,341
TransCanada PipeLines Ltd.	7.250%	8/15/38	2,600	3,100
TransCanada PipeLines Ltd.	7.625%	1/15/39	4,940	6,083
TransCanada PipeLines Ltd.	6.100%	6/1/40	4,000	4,170
TransCanada PipeLines Ltd.	5.000%	10/16/43	5,250	4,841
5 TransCanada PipeLines Ltd.	6.350%	5/15/67	4,075	3,087
Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	1,545	1,671
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	3,223	2,182
Valero Energy Corp.	6.125%	6/15/17	7,655	8,054
Valero Energy Corp.	9.375%	3/15/19	2,650	3,138
Valero Energy Corp.	6.125%	2/1/20	3,875	4,276
Valero Energy Corp.	3.650%	3/15/25	550	517
Valero Energy Corp.	7.500%	4/15/32	3,675	4,001
Valero Energy Corp.	6.625%	6/15/37	9,706	9,655
Valero Energy Corp.	4.900%	3/15/45	3,900	3,228
Western Gas Partners LP	2.600%	8/15/18	800	773
Western Gas Partners LP	5.375%	6/1/21	2,950	2,987
Western Gas Partners LP	3.950%	6/1/25	4,700	3,946
Western Gas Partners LP	5.450%	4/1/44	4,925	3,909
Williams Cos. Inc.	4.550%	6/24/24	6,250	4,344
Williams Cos. Inc.	7.500%	1/15/31	2,304	1,590
Williams Cos. Inc.	7.750%	6/15/31	1,967	1,448
Williams Cos. Inc.	8.750%	3/15/32	3,560	2,648
Williams Cos. Inc.	5.750%	6/24/44	3,950	2,311
Williams Partners LP	5.250%	3/15/20	2,101	1,951
Williams Partners LP	4.000%	11/15/21	4,800	4,005
Williams Partners LP	3.600%	3/15/22	9,800	7,709
Williams Partners LP	3.350%	8/15/22	4,350	3,367
Williams Partners LP	4.500%	11/15/23	3,300	2,672
Williams Partners LP	4.300%	3/4/24	1,000	793
Williams Partners LP	3.900%	1/15/25	4,600	3,458
Williams Partners LP	4.000%	9/15/25	5,175	3,875
Williams Partners LP	6.300%	4/15/40	4,145	3,182
Williams Partners LP	5.800%	11/15/43	10,125	7,079
Williams Partners LP	5.400%	3/4/44	1,450	972
Williams Partners LP	4.900%	1/15/45	1,100	700
Williams Partners LP	5.100%	9/15/45	6,000	3,949
Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	3,875	3,119
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	5,800	4,640

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Williams Partners LP/Williams Partners Finance
	Corp.	7.250%	2/1/17	2,250	2,342
	XTO Energy Inc.	6.250%	8/1/17	6,050	6,519
	XTO Energy Inc.	5.500%	6/15/18	100	109

	Other Industrial (0.1%)
	California Institute of Technology GO	4.321%	8/1/45	1,300	1,349
	California Institute of Technology GO	4.700%	11/1/11	5,200	5,019
	CBRE Services Inc.	5.250%	3/15/25	3,700	3,751
	CBRE Services Inc.	4.875%	3/1/26	7,990	7,940
	Cintas Corp. No 2	3.250%	6/1/22	1,025	1,035
	Fluor Corp.	3.375%	9/15/21	1,300	1,326
	Fluor Corp.	3.500%	12/15/24	9,950	9,957
	Howard Hughes Medical Institute Revenue	3.500%	9/1/23	1,975	2,054
5	Johns Hopkins University Maryland GO	4.083%	7/1/53	3,300	3,265
	Massachusetts Institute of Technology GO	5.600%	7/1/11	4,050	4,971
	Massachusetts Institute of Technology GO	4.678%	7/1/14	13,600	14,129
5	Northwestern University Illinois GO	3.688%	12/1/38	1,750	1,767
5	Northwestern University Illinois GO	4.643%	12/1/44	3,675	4,143
	President & Fellows of Harvard College
	Massachusetts GO	3.619%	10/1/37	2,400	2,357
5	University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	2,925	2,745
	University of Pennsylvania GO	4.674%	9/1/12	4,750	4,763
	Yale University Connecticut GO	2.086%	4/15/19	2,000	2,016

	Technology (1.7%)
	Adobe Systems Inc.	4.750%	2/1/20	4,275	4,633
	Adobe Systems Inc.	3.250%	2/1/25	3,950	3,853
	Altera Corp.	1.750%	5/15/17	1,250	1,255
	Altera Corp.	2.500%	11/15/18	12,675	12,853
	Altera Corp.	4.100%	11/15/23	6,000	6,275
	Amphenol Corp.	1.550%	9/15/17	1,500	1,495
	Amphenol Corp.	2.550%	1/30/19	8,525	8,540
	Amphenol Corp.	3.125%	9/15/21	1,105	1,093
	Analog Devices Inc.	2.875%	6/1/23	2,600	2,496
	Apple Inc.	1.050%	5/5/17	8,325	8,330
	Apple Inc.	0.900%	5/12/17	3,800	3,793
	Apple Inc.	1.000%	5/3/18	11,000	10,917
	Apple Inc.	2.100%	5/6/19	14,175	14,345
	Apple Inc.	1.550%	2/7/20	9,500	9,352
	Apple Inc.	2.000%	5/6/20	800	798
	Apple Inc.	2.850%	5/6/21	36,660	37,557
	Apple Inc.	2.150%	2/9/22	12,850	12,519
	Apple Inc.	2.700%	5/13/22	10,750	10,775
	Apple Inc.	2.400%	5/3/23	26,075	25,405
	Apple Inc.	3.450%	5/6/24	16,450	17,041
	Apple Inc.	2.500%	2/9/25	19,000	18,175
	Apple Inc.	3.200%	5/13/25	4,100	4,143
	Apple Inc.	3.850%	5/4/43	17,500	16,133
	Apple Inc.	4.450%	5/6/44	3,800	3,842
	Apple Inc.	3.450%	2/9/45	8,700	7,478
	Apple Inc.	4.375%	5/13/45	7,625	7,630
	Applied Materials Inc.	2.625%	10/1/20	4,250	4,247
	Applied Materials Inc.	4.300%	6/15/21	4,840	5,159
	Applied Materials Inc.	3.900%	10/1/25	11,400	11,418
	Applied Materials Inc.	5.100%	10/1/35	2,550	2,588

108

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Applied Materials Inc.	5.850%	6/15/41	5,885	6,377
Arrow Electronics Inc.	3.000%	3/1/18	2,200	2,199
Arrow Electronics Inc.	5.125%	3/1/21	515	541
Arrow Electronics Inc.	3.500%	4/1/22	2,000	1,921
Arrow Electronics Inc.	4.500%	3/1/23	3,450	3,486
Arrow Electronics Inc.	4.000%	4/1/25	3,500	3,353
Autodesk Inc.	1.950%	12/15/17	5,300	5,278
Autodesk Inc.	3.125%	6/15/20	1,500	1,489
Autodesk Inc.	3.600%	12/15/22	825	806
Autodesk Inc.	4.375%	6/15/25	1,350	1,330
Avnet Inc.	5.875%	6/15/20	4,300	4,669
Avnet Inc.	4.875%	12/1/22	1,450	1,487
Baidu Inc.	2.250%	11/28/17	7,400	7,412
Baidu Inc.	2.750%	6/9/19	2,500	2,484
Baidu Inc.	3.500%	11/28/22	7,200	7,095
Broadcom Corp.	2.700%	11/1/18	5,385	5,437
Broadcom Corp.	2.500%	8/15/22	10,453	10,402
Broadcom Corp.	3.500%	8/1/24	2,000	2,006
Broadridge Financial Solutions Inc.	3.950%	9/1/20	2,150	2,229
CA Inc.	5.375%	12/1/19	3,545	3,839
CA Inc.	3.600%	8/1/20	5,900	6,030
Cadence Design Systems Inc.	4.375%	10/15/24	725	719
Cisco Systems Inc.	5.500%	2/22/16	11,783	11,858
Cisco Systems Inc.	1.100%	3/3/17	4,050	4,052
Cisco Systems Inc.	3.150%	3/14/17	11,975	12,268
Cisco Systems Inc.	4.950%	2/15/19	11,225	12,268
Cisco Systems Inc.	2.125%	3/1/19	12,575	12,677
Cisco Systems Inc.	4.450%	1/15/20	12,100	13,173
Cisco Systems Inc.	2.450%	6/15/20	6,325	6,387
Cisco Systems Inc.	2.900%	3/4/21	1,300	1,338
Cisco Systems Inc.	3.625%	3/4/24	3,000	3,133
Cisco Systems Inc.	5.900%	2/15/39	1,400	1,714
Cisco Systems Inc.	5.500%	1/15/40	18,370	21,959
Computer Sciences Corp.	6.500%	3/15/18	800	863
Corning Inc.	1.500%	5/8/18	4,000	3,934
Corning Inc.	6.625%	5/15/19	275	308
Corning Inc.	2.900%	5/15/22	3,875	3,720
Corning Inc.	3.700%	11/15/23	8,650	8,522
Corning Inc.	7.250%	8/15/36	100	116
Corning Inc.	4.700%	3/15/37	1,500	1,447
Corning Inc.	5.750%	8/15/40	7,910	8,486
Dun & Bradstreet Corp.	4.375%	12/1/22	950	931
EMC Corp.	1.875%	6/1/18	11,285	10,529
EMC Corp.	2.650%	6/1/20	4,620	4,090
EMC Corp.	3.375%	6/1/23	7,125	5,778
Equifax Inc.	6.300%	7/1/17	425	452
Equifax Inc.	7.000%	7/1/37	1,250	1,413
Fidelity National Information Services Inc.	2.000%	4/15/18	925	910
Fidelity National Information Services Inc.	2.850%	10/15/18	5,200	5,218
Fidelity National Information Services Inc.	3.625%	10/15/20	13,400	13,580
Fidelity National Information Services Inc.	5.000%	3/15/22	7,850	8,135
Fidelity National Information Services Inc.	3.500%	4/15/23	7,732	7,391
Fidelity National Information Services Inc.	5.000%	10/15/25	2,625	2,709
Fiserv Inc.	2.700%	6/1/20	4,575	4,579
Fiserv Inc.	3.500%	10/1/22	2,425	2,429
Fiserv Inc.	3.850%	6/1/25	6,625	6,614

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Flextronics International Ltd.	4.625%	2/15/20	1,750	1,809
8	Flextronics International Ltd.	4.750%	6/15/25	1,400	1,363
	Google Inc.	3.625%	5/19/21	3,125	3,323
8	Hewlett Packard Enterprise Co.	2.450%	10/5/17	10,575	10,569
8	Hewlett Packard Enterprise Co.	2.850%	10/5/18	11,075	11,069
8	Hewlett Packard Enterprise Co.	3.600%	10/15/20	14,000	14,037
8	Hewlett Packard Enterprise Co.	4.400%	10/15/22	12,275	12,231
8	Hewlett Packard Enterprise Co.	4.900%	10/15/25	20,000	19,633
8	Hewlett Packard Enterprise Co.	6.200%	10/15/35	2,000	1,927
8	Hewlett Packard Enterprise Co.	6.350%	10/15/45	14,325	13,643
	HP Inc.	3.750%	12/1/20	2,009	1,992
	HP Inc.	4.300%	6/1/21	2,280	2,269
	HP Inc.	4.375%	9/15/21	13,375	13,069
	HP Inc.	4.650%	12/9/21	11,965	11,917
	HP Inc.	6.000%	9/15/41	7,445	6,459
	Ingram Micro Inc.	4.950%	12/15/24	8,475	8,438
	Intel Corp.	1.350%	12/15/17	27,205	27,239
	Intel Corp.	2.450%	7/29/20	8,150	8,239
	Intel Corp.	3.300%	10/1/21	2,000	2,071
	Intel Corp.	3.100%	7/29/22	5,725	5,831
	Intel Corp.	2.700%	12/15/22	13,525	13,381
	Intel Corp.	3.700%	7/29/25	7,000	7,240
	Intel Corp.	4.000%	12/15/32	3,300	3,272
	Intel Corp.	4.800%	10/1/41	9,870	10,302
	Intel Corp.	4.250%	12/15/42	7,325	7,095
	Intel Corp.	4.900%	7/29/45	10,000	10,548
	International Business Machines Corp.	1.250%	2/6/17	14,925	14,969
	International Business Machines Corp.	5.700%	9/14/17	24,825	26,628
	International Business Machines Corp.	1.125%	2/6/18	2,000	1,987
	International Business Machines Corp.	7.625%	10/15/18	10,000	11,534
	International Business Machines Corp.	1.950%	2/12/19	13,192	13,252
	International Business Machines Corp.	1.625%	5/15/20	4,075	3,973
	International Business Machines Corp.	2.900%	11/1/21	7,325	7,416
	International Business Machines Corp.	2.875%	11/9/22	5,000	4,961
	International Business Machines Corp.	3.375%	8/1/23	13,825	14,023
	International Business Machines Corp.	3.625%	2/12/24	1,750	1,794
	International Business Machines Corp.	7.000%	10/30/25	2,850	3,656
	International Business Machines Corp.	6.220%	8/1/27	1,975	2,436
	International Business Machines Corp.	6.500%	1/15/28	100	125
	International Business Machines Corp.	5.875%	11/29/32	125	149
	International Business Machines Corp.	5.600%	11/30/39	1,098	1,277
	International Business Machines Corp.	4.000%	6/20/42	8,997	8,370
	Intuit Inc.	5.750%	3/15/17	575	603
	Jabil Circuit Inc.	5.625%	12/15/20	1,375	1,447
	Jabil Circuit Inc.	4.700%	9/15/22	3,000	2,918
	Juniper Networks Inc.	3.300%	6/15/20	1,000	998
	Juniper Networks Inc.	4.600%	3/15/21	900	941
	Juniper Networks Inc.	4.350%	6/15/25	1,725	1,683
	Juniper Networks Inc.	5.950%	3/15/41	5,500	5,165
	Keysight Technologies Inc.	3.300%	10/30/19	3,050	3,003
	Keysight Technologies Inc.	4.550%	10/30/24	3,050	2,934
	KLA-Tencor Corp.	4.125%	11/1/21	8,950	8,979
	KLA-Tencor Corp.	4.650%	11/1/24	3,550	3,573
	KLA-Tencor Corp.	5.650%	11/1/34	225	217
	Lam Research Corp.	2.750%	3/15/20	3,300	3,194
	Lam Research Corp.	3.800%	3/15/25	3,375	3,196

110

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lexmark International Inc.	6.650%	6/1/18	1,850	1,993
Lexmark International Inc.	5.125%	3/15/20	2,450	2,530
Maxim Integrated Products Inc.	2.500%	11/15/18	3,365	3,369
Maxim Integrated Products Inc.	3.375%	3/15/23	3,875	3,827
Microsoft Corp.	0.875%	11/15/17	2,150	2,143
Microsoft Corp.	1.000%	5/1/18	4,050	4,022
Microsoft Corp.	1.300%	11/3/18	14,500	14,460
Microsoft Corp.	4.200%	6/1/19	1,265	1,367
Microsoft Corp.	3.000%	10/1/20	2,000	2,093
Microsoft Corp.	2.000%	11/3/20	25,625	25,627
Microsoft Corp.	4.000%	2/8/21	950	1,035
Microsoft Corp.	2.375%	2/12/22	6,625	6,541
Microsoft Corp.	2.650%	11/3/22	6,225	6,217
Microsoft Corp.	2.125%	11/15/22	4,350	4,200
Microsoft Corp.	2.375%	5/1/23	1,150	1,133
Microsoft Corp.	2.700%	2/12/25	8,625	8,393
Microsoft Corp.	3.125%	11/3/25	27,300	27,379
Microsoft Corp.	3.500%	2/12/35	8,800	8,126
Microsoft Corp.	4.200%	11/3/35	7,750	7,906
Microsoft Corp.	5.200%	6/1/39	4,875	5,541
Microsoft Corp.	4.500%	10/1/40	2,435	2,539
Microsoft Corp.	5.300%	2/8/41	2,500	2,873
Microsoft Corp.	3.500%	11/15/42	7,580	6,729
Microsoft Corp.	3.750%	5/1/43	1,865	1,726
Microsoft Corp.	4.875%	12/15/43	5,075	5,520
Microsoft Corp.	3.750%	2/12/45	9,825	9,054
Microsoft Corp.	4.450%	11/3/45	15,350	15,864
Microsoft Corp.	4.000%	2/12/55	16,075	14,437
Microsoft Corp.	4.750%	11/3/55	5,200	5,351
Motorola Solutions Inc.	3.750%	5/15/22	2,600	2,373
Motorola Solutions Inc.	4.000%	9/1/24	4,000	3,441
Motorola Solutions Inc.	5.500%	9/1/44	3,750	2,896
NetApp Inc.	2.000%	12/15/17	3,675	3,653
Oracle Corp.	1.200%	10/15/17	21,300	21,302
Oracle Corp.	5.750%	4/15/18	16,710	18,241
Oracle Corp.	2.375%	1/15/19	3,825	3,877
Oracle Corp.	5.000%	7/8/19	5,500	6,056
Oracle Corp.	2.250%	10/8/19	9,400	9,502
Oracle Corp.	3.875%	7/15/20	7,983	8,528
Oracle Corp.	2.800%	7/8/21	7,050	7,141
Oracle Corp.	2.500%	5/15/22	8,800	8,627
Oracle Corp.	2.500%	10/15/22	14,360	14,017
Oracle Corp.	3.400%	7/8/24	21,150	21,447
Oracle Corp.	2.950%	5/15/25	16,600	16,200
Oracle Corp.	3.250%	5/15/30	5,700	5,343
Oracle Corp.	4.300%	7/8/34	12,150	12,057
Oracle Corp.	3.900%	5/15/35	11,200	10,586
Oracle Corp.	6.500%	4/15/38	3,800	4,780
Oracle Corp.	6.125%	7/8/39	5,355	6,485
Oracle Corp.	5.375%	7/15/40	14,847	16,480
Oracle Corp.	4.500%	7/8/44	7,550	7,549
Oracle Corp.	4.125%	5/15/45	7,800	7,386
Oracle Corp.	4.375%	5/15/55	7,475	6,902
Pitney Bowes Inc.	5.750%	9/15/17	950	1,011
Pitney Bowes Inc.	6.250%	3/15/19	375	408
Pitney Bowes Inc.	4.625%	3/15/24	7,275	7,155

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	QUALCOMM Inc.	1.400%	5/18/18	8,000	7,927
	QUALCOMM Inc.	2.250%	5/20/20	5,750	5,701
	QUALCOMM Inc.	3.450%	5/20/25	10,050	9,644
	QUALCOMM Inc.	4.650%	5/20/35	4,175	3,872
	QUALCOMM Inc.	4.800%	5/20/45	10,825	9,568
	Seagate HDD Cayman	3.750%	11/15/18	4,625	4,590
	Seagate HDD Cayman	4.750%	6/1/23	13,750	12,031
	Seagate HDD Cayman	4.750%	1/1/25	9,450	7,879
8	Seagate HDD Cayman	4.875%	6/1/27	5,000	3,838
8	Seagate HDD Cayman	5.750%	12/1/34	2,450	1,740
	Symantec Corp.	2.750%	6/15/17	3,275	3,282
	Symantec Corp.	3.950%	6/15/22	3,150	3,129
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	1,250	1,286
	Texas Instruments Inc.	1.650%	8/3/19	5,300	5,240
	Texas Instruments Inc.	2.250%	5/1/23	1,750	1,660
	Total System Services Inc.	2.375%	6/1/18	3,050	3,025
	Total System Services Inc.	3.750%	6/1/23	100	96
	Trimble Navigation Ltd.	4.750%	12/1/24	2,500	2,500
	Tyco Electronics Group SA	6.550%	10/1/17	6,866	7,424
	Tyco Electronics Group SA	4.875%	1/15/21	3,750	4,023
	Tyco Electronics Group SA	3.500%	2/3/22	3,900	3,968
	Tyco Electronics Group SA	7.125%	10/1/37	9,575	12,221
	Verisk Analytics Inc.	5.800%	5/1/21	2,300	2,551
	Verisk Analytics Inc.	4.125%	9/12/22	8,050	8,103
	Verisk Analytics Inc.	4.000%	6/15/25	1,525	1,492
	Verisk Analytics Inc.	5.500%	6/15/45	2,000	1,907
	Xerox Corp.	6.750%	2/1/17	2,350	2,463
	Xerox Corp.	2.950%	3/15/17	3,425	3,452
	Xerox Corp.	6.350%	5/15/18	11,270	12,085
	Xerox Corp.	5.625%	12/15/19	1,165	1,247
	Xerox Corp.	2.800%	5/15/20	2,500	2,385
	Xerox Corp.	2.750%	9/1/20	1,825	1,726
	Xerox Corp.	4.500%	5/15/21	12,765	12,917
	Xerox Corp.	3.800%	5/15/24	1,300	1,209
	Xerox Corp.	6.750%	12/15/39	100	96
	Xilinx Inc.	2.125%	3/15/19	500	495
	Xilinx Inc.	3.000%	3/15/21	9,375	9,393

	Transportation (0.6%)
5	American Airlines 2013-1 Class A Pass
	Through Trust	4.000%	1/15/27	1,945	1,969
5	American Airlines 2013-2 Class A Pass
	Through Trust	4.950%	7/15/24	4,730	5,013
5	American Airlines 2014-1 Class A Pass
	Through Trust	3.700%	4/1/28	3,650	3,650
5	American Airlines 2015-1 Class A Pass
	Through Trust	3.375%	11/1/28	10,116	9,787
5	American Airlines 2015-1 Class B Pass
	Through Trust	3.700%	11/1/24	1,630	1,577
5	American Airlines 2015-2 Class AA Pass
	Through Trust	3.600%	9/22/27	1,050	1,062
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	2,025	2,132
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	5,350	5,777
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	3,750	3,900
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	2,590	2,658
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	375	376

112

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	3.050%	9/1/22	1,100	1,099
Burlington Northern Santa Fe LLC	3.000%	3/15/23	2,000	1,971
Burlington Northern Santa Fe LLC	3.850%	9/1/23	250	260
Burlington Northern Santa Fe LLC	3.750%	4/1/24	3,475	3,567
Burlington Northern Santa Fe LLC	3.400%	9/1/24	3,175	3,161
Burlington Northern Santa Fe LLC	3.000%	4/1/25	14,000	13,451
Burlington Northern Santa Fe LLC	3.650%	9/1/25	1,975	2,007
Burlington Northern Santa Fe LLC	7.000%	12/15/25	1,700	2,124
Burlington Northern Santa Fe LLC	6.200%	8/15/36	175	207
Burlington Northern Santa Fe LLC	6.150%	5/1/37	4,100	4,809
Burlington Northern Santa Fe LLC	5.750%	5/1/40	11,600	13,043
Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,875	1,937
Burlington Northern Santa Fe LLC	4.950%	9/15/41	830	848
Burlington Northern Santa Fe LLC	4.400%	3/15/42	4,304	4,091
Burlington Northern Santa Fe LLC	4.375%	9/1/42	3,450	3,265
Burlington Northern Santa Fe LLC	4.450%	3/15/43	7,055	6,733
Burlington Northern Santa Fe LLC	4.900%	4/1/44	5,805	5,957
Burlington Northern Santa Fe LLC	4.550%	9/1/44	4,105	3,945
Burlington Northern Santa Fe LLC	4.150%	4/1/45	1,680	1,526
Burlington Northern Santa Fe LLC	4.700%	9/1/45	1,050	1,045
Canadian National Railway Co.	5.850%	11/15/17	350	376
Canadian National Railway Co.	5.550%	3/1/19	5,085	5,586
Canadian National Railway Co.	2.850%	12/15/21	11,235	11,294
Canadian National Railway Co.	6.900%	7/15/28	100	132
Canadian National Railway Co.	6.250%	8/1/34	250	315
Canadian National Railway Co.	6.200%	6/1/36	5,525	7,044
Canadian National Railway Co.	6.375%	11/15/37	250	324
Canadian National Railway Co.	3.500%	11/15/42	3,600	3,248
Canadian Pacific Railway Co.	7.250%	5/15/19	2,445	2,792
Canadian Pacific Railway Co.	4.450%	3/15/23	3,830	4,082
Canadian Pacific Railway Co.	2.900%	2/1/25	5,000	4,705
Canadian Pacific Railway Co.	3.700%	2/1/26	2,100	2,069
Canadian Pacific Railway Co.	7.125%	10/15/31	1,456	1,821
Canadian Pacific Railway Co.	5.750%	3/15/33	100	109
Canadian Pacific Railway Co.	5.950%	5/15/37	8,985	10,106
Canadian Pacific Railway Co.	4.800%	8/1/45	150	147
Canadian Pacific Railway Co.	6.125%	9/15/15	1,900	1,941
Canadian Pacific Railway Ltd.	4.500%	1/15/22	4,375	4,632
Canadian Pacific Railway Ltd.	5.750%	1/15/42	8,360	9,071
5 Continental Airlines 2009-2 Class A Pass
Through Trust	7.250%	5/10/21	865	975
5 Continental Airlines 2010-1 Class A Pass
Through Trust	4.750%	7/12/22	3,951	4,139
5 Continental Airlines 2012-1 Class A Pass
Through Trust	4.150%	10/11/25	7,708	7,919
5 Continental Airlines 2012-2 Class A Pass
Through Trust	4.000%	4/29/26	1,996	2,036
CSX Corp.	7.900%	5/1/17	9,386	10,162
CSX Corp.	6.250%	3/15/18	3,875	4,218
CSX Corp.	7.375%	2/1/19	11,275	12,915
CSX Corp.	4.250%	6/1/21	1,590	1,683
CSX Corp.	3.700%	11/1/23	700	716
CSX Corp.	6.150%	5/1/37	1,300	1,513
CSX Corp.	6.220%	4/30/40	6,464	7,637
CSX Corp.	5.500%	4/15/41	4,800	5,288
CSX Corp.	4.750%	5/30/42	2,090	2,087

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	CSX Corp.	4.100%	3/15/44	5,175	4,684
	CSX Corp.	3.950%	5/1/50	9,925	8,423
5	Delta Air Lines 2007-1 Class A Pass
	Through Trust	6.821%	2/10/24	5,333	6,120
5	Delta Air Lines 2009-1 Class A Pass
	Through Trust	7.750%	6/17/21	4,174	4,675
5	Delta Air Lines 2010-1 Class A Pass
	Through Trust	6.200%	1/2/20	745	795
5	Delta Air Lines 2010-2 Class A Pass
	Through Trust	4.950%	11/23/20	670	705
5	Delta Air Lines 2012-1 Class A Pass
	Through Trust	4.750%	11/7/21	1,271	1,333
5	Delta Air Lines 2015-1 Class AA Pass
	Through Trust	3.625%	7/30/27	1,050	1,062
	FedEx Corp.	8.000%	1/15/19	3,075	3,582
	FedEx Corp.	2.300%	2/1/20	4,100	4,111
	FedEx Corp.	2.625%	8/1/22	1,475	1,440
	FedEx Corp.	4.000%	1/15/24	250	261
	FedEx Corp.	3.200%	2/1/25	3,300	3,211
	FedEx Corp.	4.900%	1/15/34	800	824
	FedEx Corp.	3.900%	2/1/35	4,050	3,692
	FedEx Corp.	3.875%	8/1/42	275	238
	FedEx Corp.	4.100%	4/15/43	2,425	2,148
	FedEx Corp.	5.100%	1/15/44	3,450	3,576
	FedEx Corp.	4.750%	11/15/45	5,100	5,043
5	Hawaiian Airlines 2013-1 Class A Pass
	Through Certificates	3.900%	1/15/26	7,799	7,526
	JB Hunt Transport Services Inc.	3.300%	8/15/22	3,100	3,076
	JB Hunt Transport Services Inc.	3.850%	3/15/24	1,850	1,880
8	Kansas City Southern	2.350%	5/15/20	875	839
8	Kansas City Southern	3.000%	5/15/23	5,025	4,763
8	Kansas City Southern	4.300%	5/15/43	3,125	2,771
8	Kansas City Southern	4.950%	8/15/45	2,850	2,772
5,[8]	Latam Airlines 2015-1 Pass Through Trust A	4.200%	11/15/27	3,300	3,043
	Norfolk Southern Corp.	7.700%	5/15/17	4,275	4,622
	Norfolk Southern Corp.	5.900%	6/15/19	3,890	4,328
	Norfolk Southern Corp.	3.250%	12/1/21	1,000	998
	Norfolk Southern Corp.	3.000%	4/1/22	3,900	3,856
	Norfolk Southern Corp.	2.903%	2/15/23	7,053	6,798
	Norfolk Southern Corp.	3.850%	1/15/24	2,000	2,037
	Norfolk Southern Corp.	5.590%	5/17/25	1,533	1,751
	Norfolk Southern Corp.	7.800%	5/15/27	675	890
	Norfolk Southern Corp.	7.250%	2/15/31	811	1,031
	Norfolk Southern Corp.	7.050%	5/1/37	300	377
	Norfolk Southern Corp.	4.837%	10/1/41	9,498	9,247
	Norfolk Southern Corp.	3.950%	10/1/42	2,125	1,817
	Norfolk Southern Corp.	4.450%	6/15/45	2,725	2,555
	Norfolk Southern Corp.	4.650%	1/15/46	1,900	1,822
	Norfolk Southern Corp.	6.000%	3/15/05	2,700	2,881
	Norfolk Southern Corp.	6.000%	5/23/11	7,785	8,163
	Norfolk Southern Railway Co.	9.750%	6/15/20	275	351
5	Northwest Airlines 2007-1 Class A Pass
	Through Trust	7.027%	5/1/21	198	221
	Ryder System Inc.	2.500%	3/1/17	1,150	1,158
	Ryder System Inc.	3.500%	6/1/17	2,850	2,913

114

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ryder System Inc.	2.500%	3/1/18	4,543	4,536
Ryder System Inc.	2.450%	11/15/18	8,650	8,657
Ryder System Inc.	2.350%	2/26/19	3,205	3,199
Ryder System Inc.	2.550%	6/1/19	8,825	8,783
Ryder System Inc.	2.450%	9/3/19	700	690
Ryder System Inc.	2.500%	5/11/20	2,000	1,962
Ryder System Inc.	2.875%	9/1/20	1,600	1,581
Southwest Airlines Co.	2.750%	11/6/19	3,400	3,425
Southwest Airlines Co.	2.650%	11/5/20	3,370	3,353
5 Southwest Airlines Co. 2007-1 Pass
Through Trust	6.150%	2/1/24	308	344
5 Spirit Airlines Class A Pass Through Certificates
Series 2015-1	4.100%	10/1/29	2,650	2,630
Trinity Industries Inc.	4.550%	10/1/24	1,790	1,640
5 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	915	965
Union Pacific Corp.	5.700%	8/15/18	850	936
Union Pacific Corp.	1.800%	2/1/20	1,000	986
Union Pacific Corp.	2.250%	6/19/20	6,500	6,500
Union Pacific Corp.	4.000%	2/1/21	4,325	4,626
Union Pacific Corp.	4.163%	7/15/22	4,290	4,642
Union Pacific Corp.	2.750%	4/15/23	4,500	4,444
Union Pacific Corp.	3.646%	2/15/24	1,698	1,773
Union Pacific Corp.	3.250%	1/15/25	3,200	3,243
Union Pacific Corp.	3.250%	8/15/25	10,350	10,469
Union Pacific Corp.	6.625%	2/1/29	520	668
Union Pacific Corp.	3.375%	2/1/35	6,000	5,443
Union Pacific Corp.	4.750%	9/15/41	3,825	4,078
Union Pacific Corp.	4.250%	4/15/43	100	100
Union Pacific Corp.	4.750%	12/15/43	2,900	3,116
Union Pacific Corp.	4.821%	2/1/44	4,264	4,616
Union Pacific Corp.	4.850%	6/15/44	400	433
Union Pacific Corp.	4.150%	1/15/45	350	345
Union Pacific Corp.	4.050%	11/15/45	7,300	7,113
Union Pacific Corp.	3.875%	2/1/55	5,325	4,670
Union Pacific Corp.	4.375%	11/15/65	4,600	4,263
5 Union Pacific Railroad Co. 2007-3 Pass
Through Trust	6.176%	1/2/31	356	405
5 United Airlines 2013-1 Class A Pass
Through Trust	4.300%	2/15/27	4,070	4,212
5 United Airlines 2014-1 Class A Pass
Through Trust	4.000%	10/11/27	5,797	5,928
5 United Airlines 2014-2 Class A Pass
Through Trust	3.750%	3/3/28	2,800	2,821
United Airlines 2015-1 Class A Pass
Through Trust	3.700%	12/1/22	1,700	1,704
5 United Airlines 2015-1 Class AA Pass
Through Trust	3.450%	12/1/27	4,800	4,806
United Parcel Service Inc.	1.125%	10/1/17	875	874
United Parcel Service Inc.	5.500%	1/15/18	6,005	6,510
United Parcel Service Inc.	5.125%	4/1/19	4,875	5,379
United Parcel Service Inc.	3.125%	1/15/21	7,600	7,907
United Parcel Service Inc.	2.450%	10/1/22	7,925	7,823
United Parcel Service Inc.	6.200%	1/15/38	8,450	10,862
United Parcel Service Inc.	4.875%	11/15/40	3,625	4,036
United Parcel Service Inc.	3.625%	10/1/42	2,050	1,896

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United Parcel Service of America Inc.	8.375%	4/1/30	500	701
5 US Airways 2013-1 Class A Pass
Through Trust	3.950%	5/15/27	498	500
				14,679,881
Utilities (2.0%)
Electric (1.8%)
AEP Texas Central Co.	6.650%	2/15/33	3,652	4,453
Alabama Power Co.	3.550%	12/1/23	8,800	9,057
Alabama Power Co.	2.800%	4/1/25	1,600	1,544
Alabama Power Co.	6.125%	5/15/38	900	1,095
Alabama Power Co.	6.000%	3/1/39	1,750	2,080
Alabama Power Co.	5.200%	6/1/41	5,575	6,081
Alabama Power Co.	4.100%	1/15/42	1,475	1,402
Alabama Power Co.	3.850%	12/1/42	1,850	1,698
Alabama Power Co.	4.150%	8/15/44	2,400	2,291
Alabama Power Co.	3.750%	3/1/45	3,100	2,789
Ameren Corp.	2.700%	11/15/20	1,500	1,494
Ameren Corp.	3.650%	2/15/26	2,275	2,266
Ameren Illinois Co.	2.700%	9/1/22	2,245	2,207
Ameren Illinois Co.	3.250%	3/1/25	1,890	1,902
Ameren Illinois Co.	4.800%	12/15/43	4,775	5,160
Ameren Illinois Co.	4.300%	7/1/44	325	327
Ameren Illinois Co.	4.150%	3/15/46	525	522
Appalachian Power Co.	4.600%	3/30/21	15,850	16,912
Appalachian Power Co.	3.400%	6/1/25	2,400	2,343
Appalachian Power Co.	5.800%	10/1/35	1,900	2,102
Appalachian Power Co.	6.375%	4/1/36	750	869
Appalachian Power Co.	6.700%	8/15/37	3,750	4,490
Appalachian Power Co.	7.000%	4/1/38	1,865	2,326
Appalachian Power Co.	4.450%	6/1/45	1,650	1,577
Arizona Public Service Co.	8.750%	3/1/19	1,298	1,542
Arizona Public Service Co.	3.350%	6/15/24	1,975	2,006
Arizona Public Service Co.	3.150%	5/15/25	500	498
Arizona Public Service Co.	5.500%	9/1/35	2,100	2,395
Arizona Public Service Co.	4.500%	4/1/42	4,525	4,644
Arizona Public Service Co.	4.700%	1/15/44	3,350	3,561
Arizona Public Service Co.	4.350%	11/15/45	1,400	1,416
Atlantic City Electric Co.	7.750%	11/15/18	2,700	3,116
Baltimore Gas & Electric Co.	3.500%	11/15/21	4,825	5,001
Baltimore Gas & Electric Co.	2.800%	8/15/22	3,000	2,971
Baltimore Gas & Electric Co.	3.350%	7/1/23	3,225	3,266
Berkshire Hathaway Energy Co.	1.100%	5/15/17	6,300	6,247
Berkshire Hathaway Energy Co.	5.750%	4/1/18	6,211	6,710
Berkshire Hathaway Energy Co.	2.000%	11/15/18	1,000	994
Berkshire Hathaway Energy Co.	3.750%	11/15/23	5,925	6,079
Berkshire Hathaway Energy Co.	6.125%	4/1/36	7,475	8,715
Berkshire Hathaway Energy Co.	5.950%	5/15/37	5,317	6,073
Berkshire Hathaway Energy Co.	6.500%	9/15/37	7,580	9,234
Berkshire Hathaway Energy Co.	5.150%	11/15/43	6,950	7,340
Berkshire Hathaway Energy Co.	4.500%	2/1/45	2,575	2,461
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	1,700	1,632
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	4,950	4,452
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	125	129
CenterPoint Energy Inc.	6.500%	5/1/18	5,450	5,944
Cleco Power LLC	6.000%	12/1/40	1,600	1,797
Cleveland Electric Illuminating Co.	5.700%	4/1/17	1,695	1,756

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Cleveland Electric Illuminating Co.	7.880%	11/1/17	600	660
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,300	1,464
CMS Energy Corp.	8.750%	6/15/19	5,620	6,721
CMS Energy Corp.	6.250%	2/1/20	2,900	3,290
CMS Energy Corp.	3.875%	3/1/24	1,600	1,632
CMS Energy Corp.	3.600%	11/15/25	3,225	3,206
CMS Energy Corp.	4.875%	3/1/44	4,400	4,462
Commonwealth Edison Co.	6.150%	9/15/17	15,357	16,498
Commonwealth Edison Co.	5.800%	3/15/18	6,635	7,194
Commonwealth Edison Co.	2.150%	1/15/19	9,250	9,210
Commonwealth Edison Co.	4.000%	8/1/20	5,000	5,287
Commonwealth Edison Co.	3.400%	9/1/21	3,000	3,114
Commonwealth Edison Co.	5.875%	2/1/33	100	118
Commonwealth Edison Co.	5.900%	3/15/36	3,380	4,038
Commonwealth Edison Co.	6.450%	1/15/38	3,020	3,857
Commonwealth Edison Co.	3.800%	10/1/42	4,450	4,104
Commonwealth Edison Co.	4.600%	8/15/43	1,200	1,242
Commonwealth Edison Co.	3.700%	3/1/45	3,900	3,507
Commonwealth Edison Co.	4.350%	11/15/45	5,200	5,234
Connecticut Light & Power Co.	5.500%	2/1/19	1,380	1,516
Connecticut Light & Power Co.	2.500%	1/15/23	7,275	7,046
Connecticut Light & Power Co.	6.350%	6/1/36	2,800	3,561
Connecticut Light & Power Co.	4.300%	4/15/44	1,800	1,809
Connecticut Light & Power Co.	4.150%	6/1/45	600	593
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	4,850	5,506
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	6,675	7,237
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	800	892
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	8,615	10,235
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	1,628	1,971
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	450	518
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	500	644
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	5,460	6,398
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	4,400	4,066
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	14,720	14,718
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	1,875	1,892
Constellation Energy Group Inc.	5.150%	12/1/20	3,705	4,024
Consumers Energy Co.	5.650%	9/15/18	1,800	1,967
Consumers Energy Co.	6.700%	9/15/19	7,960	9,165
Consumers Energy Co.	5.650%	4/15/20	1,375	1,551
Consumers Energy Co.	2.850%	5/15/22	3,516	3,510
Consumers Energy Co.	3.375%	8/15/23	875	895
Consumers Energy Co.	3.950%	5/15/43	3,900	3,777
Consumers Energy Co.	4.100%	11/15/45	450	447
Consumers Energy Co.	4.350%	8/31/64	1,675	1,588
Dayton Power & Light Co.	1.875%	9/15/16	325	325
Delmarva Power & Light Co.	3.500%	11/15/23	2,175	2,232
Delmarva Power & Light Co.	4.000%	6/1/42	3,650	3,450
Dominion Resources Inc.	1.400%	9/15/17	575	569
Dominion Resources Inc.	6.400%	6/15/18	300	328
Dominion Resources Inc.	2.500%	12/1/19	2,900	2,889
Dominion Resources Inc.	2.750%	9/15/22	300	290
Dominion Resources Inc.	3.625%	12/1/24	6,300	6,241
Dominion Resources Inc.	3.900%	10/1/25	675	676
Dominion Resources Inc.	6.300%	3/15/33	350	403
Dominion Resources Inc.	5.950%	6/15/35	5,700	6,383
Dominion Resources Inc.	4.900%	8/1/41	4,450	4,367

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Dominion Resources Inc.	4.050%	9/15/42	4,997	4,408
	Dominion Resources Inc.	4.700%	12/1/44	4,500	4,388
5	Dominion Resources Inc.	5.750%	10/1/54	2,975	2,921
	DTE Electric Co.	3.450%	10/1/20	6,805	7,114
	DTE Electric Co.	2.650%	6/15/22	6,025	5,927
	DTE Electric Co.	3.650%	3/15/24	6,325	6,612
	DTE Electric Co.	3.375%	3/1/25	3,925	4,010
	DTE Electric Co.	5.700%	10/1/37	1,825	2,186
	DTE Electric Co.	3.950%	6/15/42	10,075	9,655
	DTE Energy Co.	2.400%	12/1/19	2,200	2,191
	DTE Energy Co.	3.500%	6/1/24	8,150	8,162
	Duke Energy Carolinas LLC	5.250%	1/15/18	2,000	2,142
	Duke Energy Carolinas LLC	5.100%	4/15/18	1,650	1,771
	Duke Energy Carolinas LLC	4.300%	6/15/20	2,275	2,462
	Duke Energy Carolinas LLC	3.900%	6/15/21	8,868	9,418
	Duke Energy Carolinas LLC	6.000%	12/1/28	3,694	4,433
	Duke Energy Carolinas LLC	6.450%	10/15/32	6,325	7,698
	Duke Energy Carolinas LLC	6.100%	6/1/37	3,625	4,382
	Duke Energy Carolinas LLC	6.000%	1/15/38	900	1,110
	Duke Energy Carolinas LLC	6.050%	4/15/38	525	652
	Duke Energy Carolinas LLC	5.300%	2/15/40	4,890	5,611
	Duke Energy Carolinas LLC	4.250%	12/15/41	6,875	6,853
	Duke Energy Carolinas LLC	4.000%	9/30/42	3,725	3,588
	Duke Energy Carolinas LLC	3.750%	6/1/45	1,850	1,713
	Duke Energy Corp.	1.625%	8/15/17	525	524
	Duke Energy Corp.	2.100%	6/15/18	1,250	1,252
	Duke Energy Corp.	5.050%	9/15/19	2,225	2,421
	Duke Energy Corp.	3.950%	10/15/23	1,850	1,910
	Duke Energy Corp.	3.750%	4/15/24	12,075	12,220
	Duke Energy Corp.	4.800%	12/15/45	600	607
	Duke Energy Florida Llc	5.650%	6/15/18	1,175	1,283
	Duke Energy Florida LLC	6.350%	9/15/37	775	988
	Duke Energy Florida LLC	6.400%	6/15/38	5,000	6,391
	Duke Energy Florida LLC	5.650%	4/1/40	4,200	4,963
	Duke Energy Indiana Inc.	3.750%	7/15/20	2,100	2,212
	Duke Energy Indiana Inc.	6.350%	8/15/38	3,575	4,560
	Duke Energy Indiana Inc.	4.200%	3/15/42	1,000	980
	Duke Energy Indiana Inc.	4.900%	7/15/43	2,450	2,648
	Duke Energy Progress Llc	5.300%	1/15/19	5,475	6,015
	Duke Energy Progress Llc	2.800%	5/15/22	3,000	3,002
	Duke Energy Progress LLC	3.250%	8/15/25	2,800	2,817
	Duke Energy Progress LLC	6.300%	4/1/38	3,025	3,855
	Duke Energy Progress LLC	4.100%	5/15/42	3,625	3,516
	Duke Energy Progress LLC	4.375%	3/30/44	10,150	10,305
	Duke Energy Progress LLC	4.150%	12/1/44	4,050	3,956
	Edison International	3.750%	9/15/17	6,690	6,901
	El Paso Electric Co.	6.000%	5/15/35	600	709
	Entergy Arkansas Inc.	3.750%	2/15/21	3,350	3,486
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	4,175	4,563
	Entergy Gulf States Louisiana LLC	3.950%	10/1/20	8,450	8,902
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,000	1,142
	Entergy Louisiana LLC	4.050%	9/1/23	5,650	5,861
	Entergy Louisiana LLC	5.400%	11/1/24	2,877	3,286
	Entergy Louisiana LLC	4.950%	1/15/45	3,750	3,744
	Entergy Mississippi Inc.	3.100%	7/1/23	300	294
	Entergy Texas Inc.	7.125%	2/1/19	3,000	3,395

118

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Entergy Texas Inc.	5.150%	6/1/45	2,350	2,304
Eversource Energy	1.450%	5/1/18	1,700	1,672
Eversource Energy	4.500%	11/15/19	10,332	11,021
Exelon Corp.	1.550%	6/9/17	2,000	1,993
Exelon Corp.	2.850%	6/15/20	1,625	1,623
8 Exelon Corp.	3.950%	6/15/25	11,425	11,443
8 Exelon Corp.	4.950%	6/15/35	4,900	4,912
Exelon Corp.	5.625%	6/15/35	3,250	3,467
8 Exelon Corp.	5.100%	6/15/45	4,775	4,767
Exelon Generation Co. LLC	6.200%	10/1/17	9,320	9,944
Exelon Generation Co. LLC	2.950%	1/15/20	800	797
Exelon Generation Co. LLC	4.000%	10/1/20	3,300	3,402
Exelon Generation Co. LLC	4.250%	6/15/22	6,000	6,088
Exelon Generation Co. LLC	6.250%	10/1/39	3,000	3,037
Exelon Generation Co. LLC	5.750%	10/1/41	5,175	5,005
Exelon Generation Co. LLC	5.600%	6/15/42	5,848	5,444
FirstEnergy Solutions Corp.	6.800%	8/15/39	5,275	4,962
Florida Power & Light Co.	5.550%	11/1/17	3,200	3,424
Florida Power & Light Co.	2.750%	6/1/23	2,400	2,373
Florida Power & Light Co.	3.250%	6/1/24	2,800	2,852
Florida Power & Light Co.	5.625%	4/1/34	1,700	2,025
Florida Power & Light Co.	5.650%	2/1/37	692	831
Florida Power & Light Co.	5.950%	2/1/38	3,250	4,046
Florida Power & Light Co.	5.960%	4/1/39	9,950	12,428
Florida Power & Light Co.	5.250%	2/1/41	975	1,118
Florida Power & Light Co.	4.125%	2/1/42	10,575	10,532
Florida Power & Light Co.	3.800%	12/15/42	4,350	4,124
Florida Power & Light Co.	4.050%	10/1/44	500	495
Georgia Power Co.	5.700%	6/1/17	2,125	2,243
Georgia Power Co.	1.950%	12/1/18	17,375	17,323
Georgia Power Co.	4.750%	9/1/40	1,200	1,169
Georgia Power Co.	4.300%	3/15/42	8,290	7,663
Georgia Power Co.	4.300%	3/15/43	3,810	3,495
Iberdrola International BV	6.750%	7/15/36	3,985	4,878
Indiana Michigan Power Co.	7.000%	3/15/19	2,012	2,281
Indiana Michigan Power Co.	6.050%	3/15/37	2,850	3,238
Interstate Power & Light Co.	3.250%	12/1/24	1,400	1,408
Interstate Power & Light Co.	6.250%	7/15/39	925	1,163
ITC Holdings Corp.	4.050%	7/1/23	5,000	5,143
ITC Holdings Corp.	5.300%	7/1/43	1,600	1,640
Jersey Central Power & Light Co.	5.625%	5/1/16	2,525	2,556
Jersey Central Power & Light Co.	5.650%	6/1/17	2,775	2,915
5 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	1,262	1,373
Kansas City Power & Light Co.	3.150%	3/15/23	850	835
Kansas City Power & Light Co.	6.050%	11/15/35	125	151
Kansas City Power & Light Co.	5.300%	10/1/41	4,795	5,214
Kentucky Utilities Co.	3.250%	11/1/20	5,145	5,336
Kentucky Utilities Co.	3.300%	10/1/25	1,500	1,515
Kentucky Utilities Co.	5.125%	11/1/40	3,425	3,835
Kentucky Utilities Co.	4.650%	11/15/43	425	450
Kentucky Utilities Co.	4.375%	10/1/45	1,425	1,464
LG&E & KU Energy LLC	3.750%	11/15/20	1,600	1,653
LG&E & KU Energy LLC	4.375%	10/1/21	3,625	3,892
Louisville Gas & Electric Co.	3.300%	10/1/25	1,500	1,511
Louisville Gas & Electric Co.	5.125%	11/15/40	2,590	2,897
Louisville Gas & Electric Co.	4.650%	11/15/43	725	765

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Louisville Gas & Electric Co.	4.375%	10/1/45	2,325	2,373
	Metropolitan Edison Co.	7.700%	1/15/19	500	570
	MidAmerican Energy Co.	5.950%	7/15/17	2,810	2,979
	MidAmerican Energy Co.	5.300%	3/15/18	100	107
	MidAmerican Energy Co.	6.750%	12/30/31	4,150	5,305
	MidAmerican Energy Co.	5.750%	11/1/35	1,575	1,875
	MidAmerican Energy Co.	5.800%	10/15/36	1,350	1,624
	MidAmerican Energy Co.	4.800%	9/15/43	675	722
	MidAmerican Energy Co.	4.400%	10/15/44	8,800	8,914
	MidAmerican Funding LLC	6.927%	3/1/29	3,935	5,020
	Mississippi Power Co.	4.250%	3/15/42	4,475	3,422
	National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	2,950	2,960
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	175	183
	National Rural Utilities Cooperative Finance Corp.	0.950%	4/24/17	3,000	2,986
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	4,850	5,191
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	2,475	3,023
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	4,250	4,225
	National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	3,000	2,945
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	8,775	8,688
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	3,779	3,743
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	7,510	7,581
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	5,500	5,316
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	7,278	7,149
	Nevada Power Co.	6.500%	5/15/18	1,865	2,078
	Nevada Power Co.	6.500%	8/1/18	14,093	15,641
	Nevada Power Co.	7.125%	3/15/19	550	629
	Nevada Power Co.	6.650%	4/1/36	965	1,219
	Nevada Power Co.	6.750%	7/1/37	1,350	1,713
	Nevada Power Co.	5.375%	9/15/40	100	110
	Nevada Power Co.	5.450%	5/15/41	500	562
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	3,613	3,957
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	6,500	6,410
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	950	947
	NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	885	938
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	3,175	3,164
5	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	1,403	1,066
	Northern States Power Co.	2.200%	8/15/20	1,700	1,688
	Northern States Power Co.	2.600%	5/15/23	1,330	1,296
	Northern States Power Co.	5.250%	7/15/35	100	114
	Northern States Power Co.	6.250%	6/1/36	840	1,066
	Northern States Power Co.	6.200%	7/1/37	1,595	2,022
	Northern States Power Co.	5.350%	11/1/39	3,245	3,739
	Northern States Power Co.	4.850%	8/15/40	950	1,044
	Northern States Power Co.	3.400%	8/15/42	525	463
	Northern States Power Co.	4.125%	5/15/44	5,850	5,806
	Northern States Power Co.	4.000%	8/15/45	1,150	1,124
	NorthWestern Corp.	6.340%	4/1/19	3,000	3,375
	NorthWestern Corp.	4.176%	11/15/44	2,400	2,366
	NSTAR Electric Co.	5.625%	11/15/17	4,360	4,663
	NSTAR Electric Co.	2.375%	10/15/22	1,700	1,636
	NSTAR Electric Co.	3.250%	11/15/25	3,700	3,694
	NSTAR Electric Co.	5.500%	3/15/40	3,655	4,237
	Oglethorpe Power Corp.	5.950%	11/1/39	350	393
	Oglethorpe Power Corp.	5.375%	11/1/40	5,145	5,524
	Oglethorpe Power Corp.	4.200%	12/1/42	2,500	2,281
	Ohio Edison Co.	6.875%	7/15/36	3,800	4,458

120

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Ohio Power Co.	5.375%	10/1/21	3,775	4,202
Ohio Power Co.	5.850%	10/1/35	1,525	1,732
Oklahoma Gas & Electric Co.	5.850%	6/1/40	1,200	1,438
Oklahoma Gas & Electric Co.	5.250%	5/15/41	1,250	1,401
Oklahoma Gas & Electric Co.	3.900%	5/1/43	1,825	1,681
Oklahoma Gas & Electric Co.	4.000%	12/15/44	3,225	3,025
Oncor Electric Delivery Co. LLC	5.000%	9/30/17	3,000	3,151
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	2,125	2,091
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	3,515	3,651
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	2,000	1,879
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	7,045	8,756
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	150	192
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	2,800	3,719
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	7,590	7,331
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	2,300	2,459
Pacific Gas & Electric Co.	5.625%	11/30/17	9,476	10,129
Pacific Gas & Electric Co.	8.250%	10/15/18	3,705	4,307
Pacific Gas & Electric Co.	3.500%	10/1/20	3,590	3,733
Pacific Gas & Electric Co.	4.250%	5/15/21	4,400	4,713
Pacific Gas & Electric Co.	3.250%	9/15/21	9,226	9,444
Pacific Gas & Electric Co.	2.450%	8/15/22	6,397	6,184
Pacific Gas & Electric Co.	3.250%	6/15/23	1,675	1,680
Pacific Gas & Electric Co.	3.400%	8/15/24	3,225	3,254
Pacific Gas & Electric Co.	3.500%	6/15/25	2,850	2,894
Pacific Gas & Electric Co.	6.050%	3/1/34	12,874	15,311
Pacific Gas & Electric Co.	5.800%	3/1/37	9,005	10,468
Pacific Gas & Electric Co.	6.350%	2/15/38	4,000	4,869
Pacific Gas & Electric Co.	6.250%	3/1/39	1,073	1,311
Pacific Gas & Electric Co.	4.450%	4/15/42	13,052	13,110
Pacific Gas & Electric Co.	4.600%	6/15/43	3,776	3,847
Pacific Gas & Electric Co.	4.750%	2/15/44	3,080	3,202
Pacific Gas & Electric Co.	4.300%	3/15/45	1,100	1,082
Pacific Gas & Electric Co.	4.250%	3/15/46	6,200	6,022
PacifiCorp	5.650%	7/15/18	3,000	3,269
PacifiCorp	5.500%	1/15/19	4,000	4,389
PacifiCorp	2.950%	2/1/22	3,250	3,273
PacifiCorp	3.600%	4/1/24	4,350	4,494
PacifiCorp	7.700%	11/15/31	985	1,356
PacifiCorp	5.250%	6/15/35	2,900	3,240
PacifiCorp	5.750%	4/1/37	10,850	12,756
PacifiCorp	6.250%	10/15/37	900	1,113
PacifiCorp	6.000%	1/15/39	100	121
PacifiCorp	4.100%	2/1/42	2,800	2,700
Peco Energy Co.	5.350%	3/1/18	575	618
Peco Energy Co.	2.375%	9/15/22	875	848
Peco Energy Co.	5.950%	10/1/36	4,275	5,196
Pennsylvania Electric Co.	6.150%	10/1/38	2,075	2,226
PG&E Corp.	2.400%	3/1/19	2,425	2,427
Potomac Electric Power Co.	3.600%	3/15/24	200	207
Potomac Electric Power Co.	6.500%	11/15/37	4,043	5,198
Potomac Electric Power Co.	7.900%	12/15/38	400	584
PPL Capital Funding Inc.	1.900%	6/1/18	3,120	3,092
PPL Capital Funding Inc.	3.500%	12/1/22	490	493
PPL Capital Funding Inc.	3.400%	6/1/23	10,400	10,299
PPL Capital Funding Inc.	3.950%	3/15/24	275	281
PPL Capital Funding Inc.	4.700%	6/1/43	3,900	3,888

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	PPL Capital Funding Inc.	5.000%	3/15/44	2,000	2,061
	PPL Electric Utilities Corp.	3.000%	9/15/21	590	599
	PPL Electric Utilities Corp.	6.250%	5/15/39	800	1,016
	PPL Electric Utilities Corp.	5.200%	7/15/41	1,250	1,417
	PPL Electric Utilities Corp.	4.750%	7/15/43	3,885	4,191
	PPL Electric Utilities Corp.	4.125%	6/15/44	1,700	1,676
	Progress Energy Inc.	4.875%	12/1/19	150	161
	Progress Energy Inc.	4.400%	1/15/21	5,186	5,488
	Progress Energy Inc.	3.150%	4/1/22	5,800	5,735
	Progress Energy Inc.	6.000%	12/1/39	2,365	2,751
	PSEG Power LLC	5.125%	4/15/20	415	448
	PSEG Power LLC	4.150%	9/15/21	1,275	1,308
	PSEG Power LLC	8.625%	4/15/31	2,335	2,907
	Public Service Co. of Colorado	5.800%	8/1/18	425	465
	Public Service Co. of Colorado	5.125%	6/1/19	3,725	4,091
	Public Service Co. of Colorado	3.200%	11/15/20	5,900	6,094
	Public Service Co. of Colorado	2.250%	9/15/22	1,250	1,206
	Public Service Co. of Colorado	2.900%	5/15/25	5,000	4,915
	Public Service Co. of Colorado	4.750%	8/15/41	1,500	1,616
	Public Service Co. of Colorado	3.600%	9/15/42	800	729
	Public Service Co. of Colorado	4.300%	3/15/44	5,450	5,557
	Public Service Co. of New Hampshire	3.500%	11/1/23	875	897
	Public Service Co. of New Mexico	3.850%	8/1/25	1,250	1,244
	Public Service Co. of Oklahoma	5.150%	12/1/19	650	711
	Public Service Co. of Oklahoma	4.400%	2/1/21	2,585	2,733
	Public Service Co. of Oklahoma	6.625%	11/15/37	1,550	1,866
	Public Service Electric & Gas Co.	2.300%	9/15/18	9,500	9,604
	Public Service Electric & Gas Co.	1.800%	6/1/19	3,500	3,451
	Public Service Electric & Gas Co.	3.500%	8/15/20	625	653
	Public Service Electric & Gas Co.	2.375%	5/15/23	2,700	2,586
	Public Service Electric & Gas Co.	3.000%	5/15/25	1,100	1,086
	Public Service Electric & Gas Co.	5.800%	5/1/37	875	1,061
	Public Service Electric & Gas Co.	5.375%	11/1/39	4,189	4,835
	Public Service Electric & Gas Co.	3.950%	5/1/42	3,800	3,667
	Public Service Electric & Gas Co.	3.650%	9/1/42	4,575	4,228
	Public Service Electric & Gas Co.	4.000%	6/1/44	1,300	1,265
	Public Service Electric & Gas Co.	4.050%	5/1/45	100	98
	Public Service Electric & Gas Co.	4.150%	11/1/45	5,300	5,245
	Puget Energy Inc.	6.500%	12/15/20	4,050	4,639
	Puget Energy Inc.	6.000%	9/1/21	4,325	4,875
	Puget Energy Inc.	5.625%	7/15/22	2,500	2,774
8	Puget Energy Inc.	3.650%	5/15/25	4,150	4,022
	Puget Sound Energy Inc.	5.483%	6/1/35	3,650	4,245
	Puget Sound Energy Inc.	6.724%	6/15/36	200	267
	Puget Sound Energy Inc.	6.274%	3/15/37	1,825	2,308
	Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,701
	Puget Sound Energy Inc.	5.795%	3/15/40	1,510	1,824
	Puget Sound Energy Inc.	5.764%	7/15/40	600	724
	Puget Sound Energy Inc.	4.434%	11/15/41	4,800	4,943
	Puget Sound Energy Inc.	4.300%	5/20/45	6,025	6,105
	San Diego Gas & Electric Co.	3.000%	8/15/21	1,350	1,379
	San Diego Gas & Electric Co.	6.000%	6/1/26	4,000	4,920
	San Diego Gas & Electric Co.	5.350%	5/15/35	250	287
	San Diego Gas & Electric Co.	6.125%	9/15/37	1,000	1,267
	San Diego Gas & Electric Co.	5.350%	5/15/40	2,000	2,338
	San Diego Gas & Electric Co.	4.500%	8/15/40	3,870	4,046

122

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Diego Gas & Electric Co.	3.950%	11/15/41	400	386
San Diego Gas & Electric Co.	4.300%	4/1/42	1,500	1,516
SCANA Corp.	6.250%	4/1/20	455	503
SCANA Corp.	4.750%	5/15/21	1,295	1,343
Sierra Pacific Power Co.	3.375%	8/15/23	1,450	1,468
Sierra Pacific Power Co.	6.750%	7/1/37	1,450	1,819
South Carolina Electric & Gas Co.	5.250%	11/1/18	1,500	1,629
South Carolina Electric & Gas Co.	6.500%	11/1/18	2,700	3,036
South Carolina Electric & Gas Co.	6.625%	2/1/32	2,525	3,059
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,550	1,823
South Carolina Electric & Gas Co.	5.450%	2/1/41	525	578
South Carolina Electric & Gas Co.	4.600%	6/15/43	2,300	2,310
South Carolina Electric & Gas Co.	4.500%	6/1/64	6,090	5,671
South Carolina Electric & Gas Co.	5.100%	6/1/65	2,675	2,784
Southern California Edison Co.	1.125%	5/1/17	600	596
Southern California Edison Co.	3.875%	6/1/21	2,000	2,117
5 Southern California Edison Co.	1.845%	2/1/22	3,250	3,216
Southern California Edison Co.	2.400%	2/1/22	2,700	2,647
Southern California Edison Co.	3.500%	10/1/23	12,300	12,730
Southern California Edison Co.	6.650%	4/1/29	450	562
Southern California Edison Co.	6.000%	1/15/34	750	909
Southern California Edison Co.	5.750%	4/1/35	800	947
Southern California Edison Co.	5.350%	7/15/35	4,185	4,743
Southern California Edison Co.	5.550%	1/15/36	500	581
Southern California Edison Co.	5.625%	2/1/36	1,875	2,198
Southern California Edison Co.	5.950%	2/1/38	2,800	3,427
Southern California Edison Co.	6.050%	3/15/39	1,460	1,808
Southern California Edison Co.	4.500%	9/1/40	10,307	10,761
Southern California Edison Co.	3.900%	12/1/41	150	142
Southern California Edison Co.	4.050%	3/15/42	6,450	6,296
Southern California Edison Co.	3.900%	3/15/43	725	692
Southern California Edison Co.	4.650%	10/1/43	3,950	4,172
Southern California Edison Co.	3.600%	2/1/45	2,200	1,993
Southern Co.	1.300%	8/15/17	2,100	2,080
Southern Co.	2.150%	9/1/19	1,650	1,616
Southern Co.	2.750%	6/15/20	2,400	2,372
Southern Power Co.	1.850%	12/1/17	850	850
Southern Power Co.	4.150%	12/1/25	2,000	1,997
Southern Power Co.	5.150%	9/15/41	6,290	5,881
Southern Power Co.	5.250%	7/15/43	5,275	5,031
Southwestern Electric Power Co.	5.550%	1/15/17	100	104
Southwestern Electric Power Co.	5.875%	3/1/18	75	81
Southwestern Electric Power Co.	6.450%	1/15/19	4,763	5,323
Southwestern Electric Power Co.	3.550%	2/15/22	4,200	4,260
Southwestern Electric Power Co.	3.900%	4/1/45	3,000	2,625
Southwestern Public Service Co.	4.500%	8/15/41	2,079	2,149
Tampa Electric Co.	6.100%	5/15/18	2,175	2,371
Tampa Electric Co.	5.400%	5/15/21	2,590	2,905
Tampa Electric Co.	2.600%	9/15/22	1,000	971
Tampa Electric Co.	6.550%	5/15/36	350	442
Tampa Electric Co.	4.350%	5/15/44	3,500	3,454
Tampa Electric Co.	4.200%	5/15/45	3,400	3,288
TECO Finance Inc.	6.572%	11/1/17	220	237
TECO Finance Inc.	5.150%	3/15/20	4,862	5,231
Toledo Edison Co.	6.150%	5/15/37	4,744	5,340
TransAlta Corp.	1.900%	6/3/17	15,134	14,805

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	TransAlta Corp.	4.500%	11/15/22	2,275	1,988
	TransAlta Corp.	6.500%	3/15/40	2,500	1,873
	Tri-State Generation & Transmission
	Association Inc.	3.700%	11/1/24	1,475	1,466
8	Tri-State Generation & Transmission
	Association Inc.	6.000%	6/15/40	800	942
	Tri-State Generation & Transmission
	Association Inc.	4.700%	11/1/44	1,400	1,402
	Tucson Electric Power Co.	5.150%	11/15/21	1,045	1,150
	Tucson Electric Power Co.	3.050%	3/15/25	2,000	1,895
	UIL Holdings Corp.	4.625%	10/1/20	4,400	4,632
	Union Electric Co.	6.700%	2/1/19	2,432	2,764
	Union Electric Co.	3.500%	4/15/24	5,300	5,457
	Union Electric Co.	5.300%	8/1/37	2,869	3,269
	Union Electric Co.	8.450%	3/15/39	2,000	3,098
	Union Electric Co.	3.900%	9/15/42	175	167
	Union Electric Co.	3.650%	4/15/45	575	518
	Virginia Electric & Power Co.	1.200%	1/15/18	3,000	2,971
	Virginia Electric & Power Co.	2.950%	1/15/22	2,025	2,036
	Virginia Electric & Power Co.	3.450%	9/1/22	10,595	10,887
	Virginia Electric & Power Co.	2.750%	3/15/23	6,300	6,207
	Virginia Electric & Power Co.	3.100%	5/15/25	1,500	1,486
	Virginia Electric & Power Co.	6.000%	1/15/36	2,840	3,492
	Virginia Electric & Power Co.	6.000%	5/15/37	300	368
	Virginia Electric & Power Co.	6.350%	11/30/37	2,800	3,581
	Virginia Electric & Power Co.	4.000%	1/15/43	15,575	14,927
	Virginia Electric & Power Co.	4.650%	8/15/43	225	238
	Virginia Electric & Power Co.	4.450%	2/15/44	1,595	1,641
	Virginia Electric & Power Co.	4.200%	5/15/45	3,050	3,024
	WEC Energy Group Inc.	1.650%	6/15/18	2,150	2,133
	WEC Energy Group Inc.	2.450%	6/15/20	2,075	2,065
	WEC Energy Group Inc.	3.550%	6/15/25	2,950	2,966
5	WEC Energy Group Inc.	6.110%	12/1/66	2,345	1,782
5	WEC Energy Group Inc.	6.250%	5/15/67	5,175	3,855
	Westar Energy Inc.	3.250%	12/1/25	1,900	1,906
	Westar Energy Inc.	4.125%	3/1/42	4,375	4,309
	Westar Energy Inc.	4.100%	4/1/43	900	882
	Westar Energy Inc.	4.625%	9/1/43	2,900	3,066
	Westar Energy Inc.	4.250%	12/1/45	750	756
	Western Massachusetts Electric Co.	3.500%	9/15/21	1,050	1,094
	Wisconsin Electric Power Co.	4.250%	12/15/19	2,650	2,846
	Wisconsin Electric Power Co.	3.100%	6/1/25	400	401
	Wisconsin Electric Power Co.	3.650%	12/15/42	400	366
	Wisconsin Electric Power Co.	4.250%	6/1/44	600	607
	Wisconsin Electric Power Co.	4.300%	12/15/45	1,475	1,510
	Wisconsin Power & Light Co.	5.000%	7/15/19	475	521
	Wisconsin Power & Light Co.	2.250%	11/15/22	3,850	3,688
	Wisconsin Power & Light Co.	6.375%	8/15/37	1,625	2,072
	Wisconsin Power & Light Co.	4.100%	10/15/44	1,150	1,119
	Wisconsin Public Service Corp.	1.650%	12/4/18	4,500	4,466
	Wisconsin Public Service Corp.	3.671%	12/1/42	2,100	1,915
	Wisconsin Public Service Corp.	4.752%	11/1/44	2,175	2,359
	Xcel Energy Inc.	5.613%	4/1/17	275	289
	Xcel Energy Inc.	1.200%	6/1/17	450	448
	Xcel Energy Inc.	4.700%	5/15/20	4,120	4,429

124

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Xcel Energy Inc.	3.300%	6/1/25	500	489
Xcel Energy Inc.	6.500%	7/1/36	1,111	1,342

Natural Gas (0.2%)
AGL Capital Corp.	5.250%	8/15/19	1,600	1,721
AGL Capital Corp.	3.500%	9/15/21	1,580	1,587
AGL Capital Corp.	5.875%	3/15/41	5,600	6,219
AGL Capital Corp.	4.400%	6/1/43	1,000	921
Atmos Energy Corp.	8.500%	3/15/19	760	892
Atmos Energy Corp.	5.500%	6/15/41	4,050	4,644
Atmos Energy Corp.	4.150%	1/15/43	275	266
Atmos Energy Corp.	4.125%	10/15/44	3,250	3,115
British Transco Finance Inc.	6.625%	6/1/18	3,125	3,456
CenterPoint Energy Resources Corp.	6.000%	5/15/18	2,636	2,856
CenterPoint Energy Resources Corp.	4.500%	1/15/21	7,001	7,351
CenterPoint Energy Resources Corp.	6.625%	11/1/37	2,300	2,733
CenterPoint Energy Resources Corp.	5.850%	1/15/41	2,125	2,368
KeySpan Corp.	8.000%	11/15/30	150	199
Laclede Group Inc.	4.700%	8/15/44	3,500	3,478
NiSource Finance Corp.	6.400%	3/15/18	635	692
NiSource Finance Corp.	6.800%	1/15/19	5,900	6,620
NiSource Finance Corp.	5.450%	9/15/20	800	877
NiSource Finance Corp.	6.125%	3/1/22	12,295	14,082
NiSource Finance Corp.	6.250%	12/15/40	2,350	2,781
NiSource Finance Corp.	5.950%	6/15/41	5,150	5,914
NiSource Finance Corp.	5.800%	2/1/42	3,375	3,835
NiSource Finance Corp.	4.800%	2/15/44	3,075	3,127
ONE Gas Inc.	2.070%	2/1/19	2,350	2,337
ONE Gas Inc.	4.658%	2/1/44	1,200	1,244
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	1,375	1,423
Sempra Energy	2.300%	4/1/17	175	176
Sempra Energy	6.150%	6/15/18	2,775	3,028
Sempra Energy	9.800%	2/15/19	1,500	1,815
Sempra Energy	2.400%	3/15/20	2,950	2,883
Sempra Energy	2.850%	11/15/20	3,930	3,928
Sempra Energy	2.875%	10/1/22	2,125	2,056
Sempra Energy	4.050%	12/1/23	13,785	14,217
Sempra Energy	3.750%	11/15/25	8,855	8,855
Sempra Energy	6.000%	10/15/39	6,960	7,785
Southern California Gas Co.	5.750%	11/15/35	400	487
Southern California Gas Co.	3.750%	9/15/42	3,325	3,101
Southern California Gas Co.	4.450%	3/15/44	1,450	1,507

Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	8,041	8,638
American Water Capital Corp.	3.400%	3/1/25	2,825	2,869
American Water Capital Corp.	6.593%	10/15/37	6,125	7,963
American Water Capital Corp.	4.300%	9/1/45	1,000	1,012
United Utilities plc	5.375%	2/1/19	5,675	6,087
Veolia Environnement SA	6.750%	6/1/38	4,850	5,931
				1,844,829
Total Corporate Bonds (Cost $24,428,559)				24,345,576

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (4.9%)
African Development Bank	0.750%	10/18/16	8,920	8,883
African Development Bank	1.125%	3/15/17	4,200	4,207
African Development Bank	0.875%	3/15/18	5,200	5,154
African Development Bank	1.625%	10/2/18	11,500	11,557
African Development Bank	1.375%	2/12/20	5,700	5,602
African Development Bank	2.375%	9/23/21	13,000	13,190
Agricultural Bank Of China	2.000%	5/21/18	2,200	2,188
Agricultural Bank Of China	2.750%	5/21/20	2,000	1,986
Asian Development Bank	0.750%	1/11/17	16,575	16,545
Asian Development Bank	1.125%	3/15/17	29,275	29,322
Asian Development Bank	5.250%	6/12/17	100	106
Asian Development Bank	1.125%	6/5/18	19,000	18,849
Asian Development Bank	5.593%	7/16/18	1,700	1,861
Asian Development Bank	1.750%	9/11/18	1,650	1,665
Asian Development Bank	1.500%	9/28/18	15,000	15,032
Asian Development Bank	1.875%	10/23/18	5,120	5,182
Asian Development Bank	1.750%	3/21/19	14,600	14,691
Asian Development Bank	1.875%	4/12/19	13,250	13,382
Asian Development Bank	1.500%	1/22/20	10,400	10,286
Asian Development Bank	1.375%	3/23/20	2,750	2,706
Asian Development Bank	1.875%	2/18/22	15,700	15,471
Asian Development Bank	2.000%	1/22/25	10,750	10,394
Banco do Brasil SA	3.875%	1/23/17	6,450	6,453
Banco do Brasil SA	3.875%	10/10/22	2,725	2,092
Canada	0.875%	2/14/17	21,750	21,719
Canada	1.125%	3/19/18	20,150	20,073
Canada	1.625%	2/27/19	1,300	1,303
CNOOC Finance 2013 Ltd.	1.750%	5/9/18	2,850	2,812
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	13,900	13,099
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	8,000	7,821
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	17,400	16,557
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	20,100	19,998
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	14,600	14,855
Corp. Andina de Fomento	3.750%	1/15/16	9,460	9,441
Corp. Andina de Fomento	1.500%	8/8/17	8,000	7,959
Corp. Andina de Fomento	8.125%	6/4/19	1,850	2,176
Corp. Andina de Fomento	4.375%	6/15/22	21,767	23,166
Council Of Europe Development Bank	1.500%	2/22/17	5,900	5,930
Council Of Europe Development Bank	1.500%	6/19/17	1,350	1,357
Council Of Europe Development Bank	1.000%	3/7/18	10,450	10,375
Council Of Europe Development Bank	1.125%	5/31/18	4,550	4,521
Council Of Europe Development Bank	1.750%	11/14/19	5,000	5,000
Council Of Europe Development Bank	1.625%	3/10/20	15,500	15,352
Ecopetrol SA	7.625%	7/23/19	5,050	5,491
Ecopetrol SA	5.875%	9/18/23	10,200	9,295
Ecopetrol SA	4.125%	1/16/25	12,775	10,204
Ecopetrol SA	5.375%	6/26/26	5,750	4,880
Ecopetrol SA	7.375%	9/18/43	9,750	8,202
Ecopetrol SA	5.875%	5/28/45	9,975	7,120
Emirates Telecommunications PJSC	3.500%	6/18/24	5,000	5,069
European Bank for Reconstruction
& Development	2.500%	3/15/16	11,975	12,019
European Bank for Reconstruction
& Development	1.375%	10/20/16	4,535	4,552

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
European Bank for Reconstruction
& Development	1.000%	2/16/17	5,000	5,001
European Bank for Reconstruction
& Development	0.750%	9/1/17	8,075	8,024
European Bank for Reconstruction
& Development	1.000%	9/17/18	2,050	2,022
European Bank for Reconstruction
& Development	1.625%	11/15/18	4,675	4,692
European Bank for Reconstruction
& Development	1.750%	6/14/19	21,525	21,596
European Bank for Reconstruction
& Development	1.750%	11/26/19	2,700	2,697
European Bank for Reconstruction
& Development	1.500%	3/16/20	10,750	10,597
European Bank for Reconstruction
& Development	1.875%	2/23/22	14,500	14,271
European Investment Bank	1.125%	12/15/16	1,400	1,401
European Investment Bank	4.875%	1/17/17	5,400	5,611
European Investment Bank	0.875%	4/18/17	15,100	15,052
European Investment Bank	5.125%	5/30/17	9,150	9,662
European Investment Bank	1.625%	6/15/17	1,000	1,008
European Investment Bank	1.000%	8/17/17	17,000	16,950
European Investment Bank	1.125%	9/15/17	14,425	14,391
European Investment Bank	1.000%	12/15/17	13,850	13,774
European Investment Bank	1.000%	3/15/18	20,575	20,422
European Investment Bank	1.250%	5/15/18	15,750	15,695
European Investment Bank	1.000%	6/15/18	48,100	47,651
European Investment Bank	1.125%	8/15/18	33,300	32,964
European Investment Bank	1.625%	12/18/18	34,225	34,328
European Investment Bank	1.875%	3/15/19	46,000	46,391
European Investment Bank	1.750%	6/17/19	62,970	63,116
European Investment Bank	1.625%	3/16/20	32,400	32,090
European Investment Bank	1.375%	6/15/20	21,200	20,743
European Investment Bank	2.875%	9/15/20	16,125	16,803
European Investment Bank	1.625%	12/15/20	21,500	21,099
European Investment Bank	4.000%	2/16/21	11,575	12,634
European Investment Bank	2.500%	4/15/21	22,125	22,594
European Investment Bank	2.125%	10/15/21	7,600	7,568
European Investment Bank	2.250%	8/15/22	21,100	21,086
European Investment Bank	3.250%	1/29/24	12,100	12,886
European Investment Bank	1.875%	2/10/25	9,400	8,954
Export Development Canada	0.625%	12/15/16	1,675	1,676
9 Export Development Canada	1.000%	5/15/17	7,400	7,388
Export Development Canada	0.750%	12/15/17	9,025	8,886
Export Development Canada	1.500%	10/3/18	15,125	15,133
9 Export Development Canada	1.625%	12/3/19	3,600	3,583
Export-Import Bank of Korea	3.750%	10/20/16	5,375	5,476
Export-Import Bank of Korea	4.000%	1/11/17	15,050	15,416
Export-Import Bank of Korea	1.750%	2/27/18	4,150	4,127
Export-Import Bank of Korea	2.875%	9/17/18	7,300	7,445
Export-Import Bank of Korea	2.375%	8/12/19	5,000	5,019
Export-Import Bank of Korea	5.125%	6/29/20	5,300	5,871
Export-Import Bank of Korea	4.000%	1/29/21	2,500	2,670
Export-Import Bank of Korea	2.500%	5/10/21	8,000	7,920
Export-Import Bank of Korea	4.375%	9/15/21	4,000	4,355
Export-Import Bank of Korea	5.000%	4/11/22	3,300	3,702

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Export-Import Bank of Korea	4.000%	1/14/24	17,500	18,509
Export-Import Bank of Korea	2.875%	1/21/25	3,000	2,933
Export-Import Bank of Korea	3.250%	11/10/25	6,200	6,262
Federative Republic of Brazil	8.875%	10/14/19	2,135	2,402
Federative Republic of Brazil	2.625%	1/5/23	2,525	1,925
Federative Republic of Brazil	10.125%	5/15/27	1,400	1,662
FMS Wertmanagement AoeR	0.625%	1/30/17	17,200	17,113
FMS Wertmanagement AoeR	1.125%	9/5/17	5,700	5,682
FMS Wertmanagement AoeR	1.000%	11/21/17	4,150	4,123
FMS Wertmanagement AoeR	1.250%	7/30/18	13,000	12,908
FMS Wertmanagement AoeR	1.625%	11/20/18	11,000	11,035
FMS Wertmanagement AoeR	1.750%	3/17/20	6,000	5,958
Hydro-Quebec	2.000%	6/30/16	14,625	14,712
Hydro-Quebec	1.375%	6/19/17	9,300	9,287
Hydro-Quebec	8.400%	1/15/22	3,040	3,919
Hydro-Quebec	8.050%	7/7/24	1,150	1,556
Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	4,200	4,216
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	5,850	5,960
Inter-American Development Bank	1.125%	3/15/17	10,650	10,665
Inter-American Development Bank	1.000%	7/14/17	21,625	21,591
Inter-American Development Bank	2.375%	8/15/17	5,100	5,201
Inter-American Development Bank	0.875%	3/15/18	9,925	9,841
Inter-American Development Bank	1.750%	8/24/18	7,620	7,693
Inter-American Development Bank	1.125%	8/28/18	21,000	20,796
Inter-American Development Bank	1.125%	9/12/19	24,800	24,316
Inter-American Development Bank	3.875%	9/17/19	16,750	18,023
Inter-American Development Bank	1.750%	10/15/19	20,200	20,236
Inter-American Development Bank	3.875%	2/14/20	1,800	1,947
Inter-American Development Bank	2.125%	11/9/20	10,400	10,477
Inter-American Development Bank	1.750%	4/14/22	25,600	25,001
Inter-American Development Bank	3.000%	10/4/23	2,350	2,468
Inter-American Development Bank	3.000%	2/21/24	13,000	13,631
Inter-American Development Bank	2.125%	1/15/25	14,000	13,689
Inter-American Development Bank	7.000%	6/15/25	1,125	1,506
Inter-American Development Bank	3.200%	8/7/42	2,000	1,929
Inter-American Development Bank	4.375%	1/24/44	5,200	6,088
International Bank for Reconstruction
& Development	0.750%	12/15/16	10,625	10,608
International Bank for Reconstruction
& Development	0.875%	4/17/17	33,125	33,070
International Bank for Reconstruction
& Development	1.125%	7/18/17	7,500	7,501
International Bank for Reconstruction
& Development	1.000%	11/15/17	10,000	9,968
International Bank for Reconstruction
& Development	1.375%	4/10/18	36,200	36,272
International Bank for Reconstruction
& Development	1.000%	6/15/18	24,400	24,178
International Bank for Reconstruction
& Development	1.000%	10/5/18	9,000	8,903
International Bank for Reconstruction
& Development	1.875%	3/15/19	42,875	43,293
International Bank for Reconstruction
& Development	1.875%	10/7/19	5,100	5,134
International Bank for Reconstruction
& Development	2.125%	11/1/20	20,400	20,607

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	International Bank for Reconstruction
	& Development	2.250%	6/24/21	10,250	10,349
	International Bank for Reconstruction
	& Development	1.625%	2/10/22	33,425	32,426
	International Bank for Reconstruction
	& Development	7.625%	1/19/23	950	1,275
	International Bank for Reconstruction
	& Development	2.500%	11/25/24	34,500	34,884
	International Bank for Reconstruction
	& Development	8.875%	3/1/26	450	685
	International Finance Corp.	1.125%	11/23/16	11,850	11,868
	International Finance Corp.	1.000%	4/24/17	5,650	5,634
	International Finance Corp.	2.125%	11/17/17	25,300	25,639
	International Finance Corp.	0.625%	12/21/17	6,850	6,749
	International Finance Corp.	1.250%	7/16/18	15,400	15,352
	International Finance Corp.	1.750%	9/4/18	6,400	6,457
	International Finance Corp.	1.750%	9/16/19	10,500	10,489
10	Japan Bank for International Cooperation	1.125%	7/19/17	6,475	6,435
10	Japan Bank for International Cooperation	1.750%	7/31/18	10,625	10,595
10	Japan Bank for International Cooperation	1.750%	11/13/18	19,900	19,795
10	Japan Bank for International Cooperation	2.125%	2/7/19	5,000	5,023
10	Japan Bank for International Cooperation	1.750%	5/28/20	4,750	4,635
10	Japan Bank for International Cooperation	3.375%	7/31/23	2,400	2,518
10	Japan Bank for International Cooperation	3.000%	5/29/24	17,000	17,405
10	Japan Bank for International Cooperation	2.125%	2/10/25	14,500	13,741
10	Japan Bank for International Cooperation	2.500%	5/28/25	3,900	3,791
10	Japan Finance Organization for Municipalities	5.000%	5/16/17	1,500	1,567
10	Japan Finance Organization for Municipalities	4.000%	1/13/21	5,625	6,056
11	KFW	0.625%	12/15/16	30,050	29,965
11	KFW	4.875%	1/17/17	2,900	3,016
11	KFW	1.250%	2/15/17	29,000	29,078
11	KFW	0.750%	3/17/17	7,000	6,966
11	KFW	0.875%	9/5/17	14,200	14,134
11	KFW	0.875%	12/15/17	8,000	7,914
11	KFW	1.000%	1/26/18	2,000	1,980
11	KFW	4.375%	3/15/18	18,850	20,100
11	KFW	1.000%	6/11/18	26,350	26,111
11	KFW	4.500%	7/16/18	6,225	6,704
11	KFW	1.125%	8/6/18	11,600	11,478
11	KFW	1.125%	11/16/18	35,000	34,594
11	KFW	1.875%	4/1/19	48,590	49,009
11	KFW	4.875%	6/17/19	10,075	11,163
11	KFW	1.750%	10/15/19	23,650	23,587
11	KFW	4.000%	1/27/20	5,400	5,858
11	KFW	1.500%	4/20/20	27,500	27,034
11	KFW	2.750%	9/8/20	14,250	14,767
11	KFW	2.750%	10/1/20	13,200	13,685
11	KFW	2.375%	8/25/21	19,590	19,872
11	KFW	2.625%	1/25/22	14,200	14,565
11	KFW	2.000%	10/4/22	24,875	24,486
11	KFW	2.125%	1/17/23	23,500	23,218
11	KFW	2.500%	11/20/24	39,500	39,719
11	KFW	2.000%	5/2/25	31,350	30,155
11	KFW	0.000%	4/18/36	7,000	3,674
	Korea Development Bank	3.250%	3/9/16	1,180	1,184
	Korea Development Bank	4.000%	9/9/16	2,150	2,190

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Korea Development Bank	3.250%	9/20/16	4,000	4,057
	Korea Development Bank	3.875%	5/4/17	2,500	2,569
	Korea Development Bank	2.250%	8/7/17	1,475	1,485
	Korea Development Bank	3.500%	8/22/17	3,450	3,547
	Korea Development Bank	4.625%	11/16/21	9,250	10,176
	Korea Development Bank	3.000%	9/14/22	18,750	18,874
	Korea Development Bank	3.750%	1/22/24	9,600	9,986
11	Landwirtschaftliche Rentenbank	5.125%	2/1/17	10,600	11,057
11	Landwirtschaftliche Rentenbank	0.875%	9/12/17	2,225	2,211
11	Landwirtschaftliche Rentenbank	2.375%	9/13/17	3,900	3,973
11	Landwirtschaftliche Rentenbank	1.000%	4/4/18	11,400	11,309
11	Landwirtschaftliche Rentenbank	1.875%	9/17/18	5,600	5,639
11	Landwirtschaftliche Rentenbank	1.375%	10/23/19	3,000	2,951
11	Landwirtschaftliche Rentenbank	2.250%	10/1/21	16,700	16,796
11	Landwirtschaftliche Rentenbank	2.000%	1/13/25	16,300	15,697
11	Landwirtschaftliche Rentenbank	2.375%	6/10/25	14,575	14,326
	Nexen Energy ULC	7.875%	3/15/32	325	419
	Nexen Energy ULC	5.875%	3/10/35	690	753
	Nexen Energy ULC	6.400%	5/15/37	13,400	15,135
	Nexen Energy ULC	7.500%	7/30/39	3,400	4,470
	Nordic Investment Bank	5.000%	2/1/17	550	574
	Nordic Investment Bank	1.000%	3/7/17	2,250	2,250
	Nordic Investment Bank	0.750%	1/17/18	14,450	14,313
	Nordic Investment Bank	1.125%	3/19/18	9,250	9,221
	Nordic Investment Bank	1.875%	6/14/19	8,300	8,379
	North American Development Bank	2.300%	10/10/18	2,087	2,098
	North American Development Bank	4.375%	2/11/20	975	1,050
	North American Development Bank	2.400%	10/26/22	3,300	3,216
12	Oesterreichische Kontrollbank AG	0.750%	12/15/16	8,000	7,979
12	Oesterreichische Kontrollbank AG	5.000%	4/25/17	4,025	4,229
12	Oesterreichische Kontrollbank AG	1.625%	3/12/19	3,500	3,505
12	Oesterreichische Kontrollbank AG	1.375%	2/10/20	5,675	5,555
12	Oesterreichische Kontrollbank AG	1.500%	10/21/20	30,000	29,286
12	Oesterreichische Kontrollbank AG	2.375%	10/1/21	5,000	5,049
5	Oriental Republic of Uruguay	8.000%	11/18/22	3,900	4,851
5	Oriental Republic of Uruguay	4.500%	8/14/24	19,525	19,838
5	Oriental Republic of Uruguay	4.375%	10/27/27	2,850	2,811
5	Oriental Republic of Uruguay	7.625%	3/21/36	4,725	5,835
5	Oriental Republic of Uruguay	4.125%	11/20/45	6,579	5,098
5	Oriental Republic of Uruguay	5.100%	6/18/50	17,975	15,458
	Petroleos Mexicanos	5.750%	3/1/18	41,075	43,017
	Petroleos Mexicanos	8.000%	5/3/19	6,675	7,364
	Petroleos Mexicanos	6.000%	3/5/20	5,000	5,275
8	Petroleos Mexicanos	3.500%	7/23/20	4,200	4,000
	Petroleos Mexicanos	5.500%	1/21/21	19,645	19,883
	Petroleos Mexicanos	4.875%	1/24/22	38,350	36,881
	Petroleos Mexicanos	3.500%	1/30/23	11,050	9,640
	Petroleos Mexicanos	4.875%	1/18/24	700	653
5	Petroleos Mexicanos	2.290%	2/15/24	1,275	1,267
8	Petroleos Mexicanos	4.250%	1/15/25	5,050	4,457
	Petroleos Mexicanos	2.378%	4/15/25	1,805	1,798
8	Petroleos Mexicanos	4.500%	1/23/26	7,400	6,551
	Petroleos Mexicanos	6.625%	6/15/35	9,600	8,618
	Petroleos Mexicanos	6.625%	6/15/38	3,025	2,662
	Petroleos Mexicanos	6.500%	6/2/41	17,725	15,467
	Petroleos Mexicanos	5.500%	6/27/44	17,500	13,237

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
8 Petroleos Mexicanos	5.500%	6/27/44	13,000	9,833
Petroleos Mexicanos	6.375%	1/23/45	12,300	10,452
8 Petroleos Mexicanos	5.625%	1/23/46	14,000	10,717
Province of British Columbia	1.200%	4/25/17	4,700	4,701
Province of British Columbia	2.650%	9/22/21	8,200	8,351
Province of British Columbia	2.000%	10/23/22	9,800	9,525
Province of Manitoba	4.900%	12/6/16	5,865	6,092
Province of Manitoba	1.300%	4/3/17	4,050	4,052
Province of Manitoba	1.125%	6/1/18	1,250	1,234
Province of Manitoba	2.100%	9/6/22	3,000	2,900
Province of Manitoba	3.050%	5/14/24	19,500	19,802
Province of New Brunswick	2.750%	6/15/18	7,375	7,559
Province of Nova Scotia	5.125%	1/26/17	500	521
Province of Nova Scotia	9.125%	5/1/21	1,280	1,658
Province of Ontario	1.100%	10/25/17	10,350	10,281
Province of Ontario	3.150%	12/15/17	5,525	5,669
Province of Ontario	1.200%	2/14/18	5,600	5,569
Province of Ontario	3.000%	7/16/18	2,550	2,635
Province of Ontario	2.000%	9/27/18	12,500	12,576
Province of Ontario	2.000%	1/30/19	20,000	20,077
Province of Ontario	1.650%	9/27/19	11,000	10,835
Province of Ontario	4.000%	10/7/19	3,550	3,797
Province of Ontario	4.400%	4/14/20	13,100	14,312
Province of Ontario	1.875%	5/21/20	7,500	7,423
Province of Ontario	2.500%	9/10/21	13,500	13,490
Province of Ontario	2.450%	6/29/22	1,525	1,506
Province of Ontario	3.200%	5/16/24	10,000	10,296
Quebec	4.625%	5/14/18	9,050	9,669
Quebec	3.500%	7/29/20	8,770	9,277
Quebec	2.750%	8/25/21	13,475	13,642
Quebec	2.625%	2/13/23	34,919	34,682
Quebec	7.125%	2/9/24	3,075	3,962
Quebec	2.875%	10/16/24	9,400	9,411
Quebec	7.500%	9/15/29	4,875	6,981
Republic of Chile	3.875%	8/5/20	2,100	2,229
Republic of Chile	3.250%	9/14/21	200	206
Republic of Chile	2.250%	10/30/22	10,400	9,997
Republic of Chile	3.125%	3/27/25	6,090	6,073
Republic of Chile	3.625%	10/30/42	3,600	3,121
Republic of Colombia	7.375%	1/27/17	4,900	5,133
Republic of Colombia	7.375%	3/18/19	3,010	3,364
Republic of Colombia	11.750%	2/25/20	850	1,101
Republic of Colombia	4.375%	7/12/21	17,295	17,338
5 Republic of Colombia	2.625%	3/15/23	11,950	10,498
Republic of Colombia	4.000%	2/26/24	12,800	12,192
Republic of Colombia	8.125%	5/21/24	2,800	3,353
5 Republic of Colombia	4.500%	1/28/26	26,500	25,506
Republic of Colombia	7.375%	9/18/37	11,500	12,679
Republic of Colombia	6.125%	1/18/41	8,550	8,286
5 Republic of Colombia	5.625%	2/26/44	6,600	6,022
5 Republic of Colombia	5.000%	6/15/45	20,500	17,271
Republic of Finland	6.950%	2/15/26	1,000	1,332
Republic of Italy	5.375%	6/12/17	9,100	9,566
Republic of Italy	6.875%	9/27/23	17,925	22,083
Republic of Italy	5.375%	6/15/33	13,750	15,383
Republic of Korea	5.125%	12/7/16	2,155	2,228

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Republic of Korea	7.125%	4/16/19	15,878	18,401
	Republic of Korea	3.875%	9/11/23	9,400	10,161
	Republic of Korea	5.625%	11/3/25	575	707
	Republic of Korea	4.125%	6/10/44	250	282
	Republic of Panama	5.200%	1/30/20	15,455	16,769
5	Republic of Panama	3.750%	3/16/25	6,300	6,174
	Republic of Panama	7.125%	1/29/26	13,500	16,807
	Republic of Panama	9.375%	4/1/29	5,500	7,934
5	Republic of Panama	6.700%	1/26/36	9,848	11,709
5	Republic of Panama	4.300%	4/29/53	5,000	4,275
	Republic of Peru	7.125%	3/30/19	12,350	14,157
	Republic of Peru	7.350%	7/21/25	2,725	3,416
	Republic of Peru	4.125%	8/25/27	3,400	3,355
	Republic of Peru	8.750%	11/21/33	14,327	20,298
5	Republic of Peru	6.550%	3/14/37	10,500	12,166
	Republic of Peru	5.625%	11/18/50	13,100	13,387
	Republic of Poland	6.375%	7/15/19	12,860	14,693
	Republic of Poland	5.125%	4/21/21	15,650	17,403
	Republic of Poland	5.000%	3/23/22	23,085	25,601
	Republic of Poland	3.000%	3/17/23	17,800	17,622
	Republic of Poland	4.000%	1/22/24	225	237
	Republic of South Africa	6.875%	5/27/19	4,425	4,747
	Republic of South Africa	5.500%	3/9/20	14,490	14,834
	Republic of South Africa	5.875%	5/30/22	875	911
	Republic of South Africa	4.665%	1/17/24	9,300	8,858
	Republic of South Africa	5.875%	9/16/25	10,600	10,838
	Republic of South Africa	5.375%	7/24/44	10,000	8,925
	Republic of the Philippines	8.375%	6/17/19	5,000	6,062
	Republic of the Philippines	6.500%	1/20/20	3,000	3,502
	Republic of the Philippines	4.000%	1/15/21	15,025	16,274
	Republic of the Philippines	10.625%	3/16/25	8,525	13,431
	Republic of the Philippines	5.500%	3/30/26	9,150	10,808
	Republic of the Philippines	9.500%	2/2/30	7,450	11,724
	Republic of the Philippines	7.750%	1/14/31	13,000	18,314
	Republic of the Philippines	6.375%	1/15/32	9,650	12,312
	Republic of the Philippines	6.375%	10/23/34	20,325	26,651
	Republic of the Philippines	5.000%	1/13/37	1,950	2,274
	Republic of the Philippines	3.950%	1/20/40	8,999	9,100
	Republic of Turkey	7.500%	7/14/17	14,775	15,886
	Republic of Turkey	6.750%	4/3/18	22,175	23,839
	Republic of Turkey	7.000%	3/11/19	17,600	19,302
	Republic of Turkey	7.000%	6/5/20	5,600	6,243
	Republic of Turkey	5.625%	3/30/21	11,875	12,573
	Republic of Turkey	5.125%	3/25/22	8,925	9,173
	Republic of Turkey	6.250%	9/26/22	6,000	6,539
	Republic of Turkey	5.750%	3/22/24	27,800	29,323
	Republic of Turkey	7.375%	2/5/25	15,475	18,087
	Republic of Turkey	11.875%	1/15/30	11,000	18,043
	Republic of Turkey	8.000%	2/14/34	11,200	14,000
	Republic of Turkey	6.875%	3/17/36	14,600	16,388
	Republic of Turkey	6.750%	5/30/40	8,000	8,920
	Republic of Turkey	6.000%	1/14/41	24,750	25,344
	Republic of Turkey	4.875%	4/16/43	23,800	20,966
2	State of Israel	5.500%	11/9/16	2,980	3,091
2	State of Israel	5.125%	3/26/19	5,350	5,884
2	State of Israel	4.000%	6/30/22	8,200	8,804

132

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 State of Israel	3.150%	6/30/23	2,400	2,435
2 State of Israel	4.500%	1/30/43	14,100	14,137
Statoil ASA	3.125%	8/17/17	5,390	5,523
Statoil ASA	6.700%	1/15/18	1,000	1,096
Statoil ASA	1.200%	1/17/18	1,500	1,484
Statoil ASA	1.950%	11/8/18	3,500	3,499
Statoil ASA	5.250%	4/15/19	3,990	4,347
Statoil ASA	2.250%	11/8/19	7,500	7,480
Statoil ASA	2.900%	11/8/20	3,125	3,155
Statoil ASA	2.750%	11/10/21	10,400	10,238
Statoil ASA	3.150%	1/23/22	3,175	3,147
Statoil ASA	2.450%	1/17/23	17,550	16,599
Statoil ASA	2.650%	1/15/24	6,500	6,156
Statoil ASA	3.700%	3/1/24	15,868	16,012
Statoil ASA	3.250%	11/10/24	5,100	4,973
Statoil ASA	7.250%	9/23/27	1,975	2,564
8 Statoil ASA	6.500%	12/1/28	225	279
Statoil ASA	7.150%	1/15/29	1,165	1,496
Statoil ASA	5.100%	8/17/40	4,000	4,278
Statoil ASA	4.250%	11/23/41	2,300	2,181
Statoil ASA	3.950%	5/15/43	2,400	2,168
Statoil ASA	4.800%	11/8/43	5,000	5,169
Svensk Exportkredit AB	5.125%	3/1/17	550	575
Svensk Exportkredit AB	1.750%	5/30/17	4,050	4,082
Svensk Exportkredit AB	1.125%	4/5/18	14,800	14,676
Svensk Exportkredit AB	1.875%	6/17/19	11,700	11,768
United Mexican States	5.625%	1/15/17	24,465	25,396
United Mexican States	5.950%	3/19/19	18,725	20,839
United Mexican States	3.500%	1/21/21	9,100	9,188
United Mexican States	3.625%	3/15/22	41,250	41,419
United Mexican States	4.000%	10/2/23	38,917	39,414
United Mexican States	3.600%	1/30/25	11,226	10,854
United Mexican States	7.500%	4/8/33	2,250	2,925
United Mexican States	6.750%	9/27/34	5,200	6,239
United Mexican States	6.050%	1/11/40	25,852	28,502
United Mexican States	4.750%	3/8/44	33,433	30,651
United Mexican States	5.550%	1/21/45	6,900	7,048
United Mexican States	4.600%	1/23/46	2,701	2,402
United Mexican States	5.750%	10/12/10	26,260	24,385
Total Sovereign Bonds (Cost $4,555,868)				4,525,504
Taxable Municipal Bonds (0.9%)
Alameda County CA Joint Powers Authority
Lease Revenue	7.046%	12/1/44	2,080	2,728
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.834%	2/15/41	3,575	4,903
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.053%	2/15/43	400	465
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.939%	2/15/47	5,445	6,282
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.270%	2/15/50	1,090	1,269
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.499%	2/15/50	750	1,002
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	8.084%	2/15/50	2,850	4,141

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.793%	4/1/30	875	1,073
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.918%	4/1/40	1,500	1,976
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.263%	4/1/49	8,133	10,941
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	7.043%	4/1/50	1,325	1,823
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.907%	10/1/50	4,265	5,823
California GO	5.750%	3/1/17	4,000	4,213
California GO	6.200%	3/1/19	1,100	1,248
California GO	6.200%	10/1/19	4,935	5,674
California GO	5.700%	11/1/21	9,655	11,310
California GO	7.500%	4/1/34	18,955	26,540
California GO	7.550%	4/1/39	14,855	21,594
California GO	7.300%	10/1/39	2,400	3,353
California GO	7.350%	11/1/39	7,825	10,985
California GO	7.625%	3/1/40	6,425	9,344
California GO	7.600%	11/1/40	18,185	27,030
Central Puget Sound WA Regional Transit
Authority Sales & Use Tax Revenue	5.491%	11/1/39	550	670
Chicago IL GO	7.375%	1/1/33	1,800	1,879
Chicago IL GO	7.781%	1/1/35	825	887
Chicago IL Metropolitan Water Reclamation
District GO	5.720%	12/1/38	3,060	3,511
Chicago IL O’Hare International Airport Revenue	6.845%	1/1/38	400	448
Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	600	751
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	1,650	1,779
Chicago IL Transit Authority Transfer Tax
Receipts Revenue	6.899%	12/1/40	4,255	4,911
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	2,600	2,985
Chicago IL Water Revenue	6.742%	11/1/40	4,400	5,001
Clark County NV Airport System Revenue	6.881%	7/1/42	550	616
Clark County NV Airport System Revenue	6.820%	7/1/45	3,400	4,683
Colorado Bridge Enterprise Revenue	6.078%	12/1/40	3,300	4,108
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	2,350	2,727
Connecticut GO	5.632%	12/1/29	1,110	1,285
Connecticut GO	5.090%	10/1/30	800	886
Connecticut GO	5.850%	3/15/32	9,015	10,548
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	100	115
Cook County IL GO	6.229%	11/15/34	1,750	1,867
Curators of the University of Missouri System
Facilities Revenue	5.960%	11/1/39	1,000	1,242
Curators of the University of Missouri System
Facilities Revenue	5.792%	11/1/41	1,000	1,273
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	1,049
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	1,650	1,880
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,100	1,441
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,825	3,300
Dallas TX Convention Center Hotel Development
Corp. Hotel Revenue	7.088%	1/1/42	5,225	6,714
Dallas TX Independent School District GO	6.450%	2/15/35	1,500	1,741

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Dartmouth College New Hampshire GO	4.750%	6/1/19	275	299
	Denver CO City & County School District No. 1
	COP	7.017%	12/15/37	1,050	1,377
	Denver CO City & County School District No. 1
	GO	5.664%	12/1/33	525	621
	District of Columbia Income Tax Revenue	5.591%	12/1/34	450	539
	District of Columbia Income Tax Revenue	5.582%	12/1/35	650	785
	District of Columbia Water & Sewer Authority
	Public Utility Revenue	4.814%	10/1/14	8,200	8,123
	East Baton Rouge LA Sewer Commission
	Revenue	6.087%	2/1/45	975	1,072
	East Bay CA Municipal Utility District Water
	System Revenue	5.874%	6/1/40	1,100	1,374
	Emory University Georgia GO	5.625%	9/1/19	1,430	1,598
	Energy Northwest Washington Electric Revenue
	(Columbia Generating Station)	2.197%	7/1/19	2,000	2,010
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.107%	7/1/18	6,650	6,690
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.995%	7/1/20	8,100	8,214
	George Washington University District of
	Columbia GO	3.485%	9/15/22	2,700	2,746
	George Washington University District of
	Columbia GO	4.300%	9/15/44	900	867
	Georgia GO	4.503%	11/1/25	5,300	5,895
	Georgia Municipal Electric Power Authority
	Revenue	6.637%	4/1/57	6,645	7,914
	Georgia Municipal Electric Power Authority
	Revenue	6.655%	4/1/57	2,150	2,531
	Georgia Municipal Electric Power Authority
	Revenue	7.055%	4/1/57	5,100	5,577
	Houston TX Utility System Revenue	3.828%	5/15/28	2,400	2,488
	Illinois GO	5.365%	3/1/17	3,000	3,105
	Illinois GO	5.665%	3/1/18	5,000	5,270
	Illinois GO	4.950%	6/1/23	2,125	2,126
	Illinois GO	5.100%	6/1/33	37,640	35,609
	Illinois GO	6.630%	2/1/35	5,400	5,576
	Illinois GO	6.725%	4/1/35	3,250	3,364
	Illinois GO	7.350%	7/1/35	10,750	11,662
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	460	572
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	625	752
	Indianapolis IN Local Public Improvement
	Revenue	6.116%	1/15/40	3,700	4,595
13	Industry CA Sales Tax Revenue	5.125%	1/1/51	1,400	1,417
	JobsOhio Beverage System Statewide Liquor
	Profits Revenue	3.985%	1/1/29	3,100	3,227
	JobsOhio Beverage System Statewide Liquor
	Profits Revenue	4.532%	1/1/35	2,350	2,487
	Kansas Department of Transportation Highway
	Revenue	4.596%	9/1/35	2,700	2,917
	Kansas Development Finance Authority Revenue	4.727%	4/15/37	1,900	1,899
13	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	1,525	1,693
	Kentucky Asset/Liability Commission General
	Fund Revenue	3.165%	4/1/18	139	141
	Los Angeles CA Community College District GO	6.600%	8/1/42	2,050	2,803

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Los Angeles CA Community College District GO	6.750%	8/1/49	4,250	6,005
	Los Angeles CA Department of Airports
	International Airport Revenue	6.582%	5/15/39	450	576
	Los Angeles CA Department of Water & Power
	Revenue	5.716%	7/1/39	850	1,024
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	2,400	2,932
	Los Angeles CA Department of Water & Power
	Revenue	6.166%	7/1/40	600	673
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	6,555	8,897
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	500	682
	Los Angeles CA Unified School District GO	5.755%	7/1/29	1,800	2,133
	Los Angeles CA Unified School District GO	5.750%	7/1/34	6,590	7,939
	Los Angeles CA Unified School District GO	6.758%	7/1/34	1,050	1,383
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax Revenue	5.735%	6/1/39	5,500	6,685
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.488%	8/1/33	1,700	2,213
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.618%	8/1/40	850	1,187
	Maryland Transportation Authority Facilities
	Projects Revenue	5.888%	7/1/43	800	969
	Massachusetts GO	4.200%	12/1/21	6,070	6,581
	Massachusetts GO	5.456%	12/1/39	5,250	6,329
	Massachusetts School Building Authority
	Dedicated Sales Tax Revenue	5.715%	8/15/39	2,100	2,555
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	475	590
	Massachusetts Water Pollution Abatement
	Trust Revenue	5.192%	8/1/40	2,415	2,808
	Metropolitan Government of Nashville &
	Davidson County TN Convention Center
	Authority Tourism Tax Revenue	6.731%	7/1/43	1,500	1,905
	Metropolitan Government of Nashville &
	Davidson County TN GO	5.707%	7/1/34	1,000	1,169
	Metropolitan Washington DC/VA Airports
	Authority Dulles Toll Road Revenue	7.462%	10/1/46	425	572
	Metropolitan Water District of Southern
	California Revenue	6.947%	7/1/40	650	757
	Mississippi GO	5.245%	11/1/34	1,300	1,477
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	600	702
14	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	9,515	10,805
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	5.754%	12/15/28	7,080	7,367
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.561%	12/15/40	2,680	2,837
15	New Jersey Turnpike Authority Revenue	4.252%	1/1/16	125	125
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	6,400	9,097
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	13,526	18,630
	New York City NY GO	6.646%	12/1/31	100	116
	New York City NY GO	6.246%	6/1/35	950	1,074
	New York City NY GO	5.968%	3/1/36	1,390	1,718

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New York City NY GO	5.985%	12/1/36	600	735
New York City NY GO	5.517%	10/1/37	3,225	3,813
New York City NY GO	6.271%	12/1/37	5,950	7,633
New York City NY GO	5.846%	6/1/40	750	932
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.750%	6/15/41	500	631
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.790%	6/15/41	4,000	4,410
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.952%	6/15/42	1,000	1,291
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	6.011%	6/15/42	350	455
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	6.282%	6/15/42	2,275	2,590
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.440%	6/15/43	2,300	2,800
New York City NY Municipal Water Finance
Authority Water & Sewer System Revenue	5.882%	6/15/44	12,590	16,261
New York City NY Transitional Finance Authority
Building Aid Revenue	6.828%	7/15/40	2,200	2,902
New York City NY Transitional Finance Authority
Future Tax Revenue	5.767%	8/1/36	750	905
New York City NY Transitional Finance Authority
Future Tax Revenue	5.508%	8/1/37	3,300	3,967
New York City NY Transitional Finance Authority
Future Tax Revenue	5.572%	11/1/38	1,000	1,206
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	4,950	7,217
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	400	506
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.548%	11/15/31	300	377
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.871%	11/15/39	975	1,160
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.648%	11/15/39	2,540	3,301
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.668%	11/15/39	5,825	7,635
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.500%	3/15/30	3,745	4,454
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.289%	3/15/33	1,250	1,459
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.628%	3/15/39	400	480
New York State Dormitory Authority Revenue
(Personal Income Tax)	5.389%	3/15/40	750	891
New York State Urban Development Corp.
Revenue (Personal Income Tax)	5.770%	3/15/39	2,375	2,880
New York State Urban Development Corp.
Revenue (Personal Income Tax)	5.838%	3/15/40	650	794
New York University Hospitals Center GO	4.428%	7/1/42	1,350	1,293
New York University Hospitals Center Revenue	5.750%	7/1/43	3,050	3,505
North Texas Tollway Authority System Revenue	6.718%	1/1/49	4,525	6,202
Ohio State University General Receipts Revenue	4.910%	6/1/40	1,575	1,766

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Ohio State University General Receipts Revenue	4.800%	6/1/11	5,456	5,260
	Ohio State University General Receipts Revenue	5.590%	12/1/14	3,400	3,605
	Ohio Water Development Authority Water
	Pollution Control Loan Fund Revenue	4.879%	12/1/34	1,000	1,120
	Orange County CA Local Transportation Authority
	Sales Tax Revenue	6.908%	2/15/41	650	876
	Oregon Department of Transportation Highway
	User Tax Revenue	5.834%	11/15/34	1,050	1,319
	Oregon GO	5.762%	6/1/23	850	972
	Oregon GO	5.892%	6/1/27	1,125	1,348
15	Oregon School Boards Association GO	4.759%	6/30/28	11,450	12,574
13	Oregon School Boards Association GO	5.528%	6/30/28	375	431
	Pennsylvania GO	4.650%	2/15/26	2,015	2,170
	Pennsylvania GO	5.350%	5/1/30	3,000	3,298
	Pennsylvania Public School Building Authority
	Lease Revenue (School District of Philadelphia)	5.000%	9/15/27	999	1,074
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,250	2,619
	Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	550	637
	Philadelphia PA Industrial Development Authority
	City Service Agreement Revenue	3.964%	4/15/26	1,500	1,484
	Port Authority of New York & New Jersey
	Revenue	6.040%	12/1/29	850	1,022
	Port Authority of New York & New Jersey
	Revenue	5.647%	11/1/40	2,950	3,491
	Port Authority of New York & New Jersey
	Revenue	5.647%	11/1/40	4,800	5,680
	Port Authority of New York & New Jersey
	Revenue	4.960%	8/1/46	4,925	5,320
	Port Authority of New York & New Jersey
	Revenue	5.310%	8/1/46	3,350	3,539
	Port Authority of New York & New Jersey
	Revenue	4.926%	10/1/51	7,465	7,919
	Port Authority of New York & New Jersey
	Revenue	4.458%	10/1/62	13,850	13,187
	President & Fellows of Harvard College
	Massachusetts GO	4.875%	10/15/40	2,775	3,226
	Princeton University New Jersey GO	4.950%	3/1/19	3,400	3,721
	Princeton University New Jersey GO	5.700%	3/1/39	1,650	2,169
	Regional Transportation District of Colorado
	Sales Tax Revenue	5.844%	11/1/50	1,250	1,602
	Rutgers State University New Jersey Revenue	5.665%	5/1/40	2,900	3,446
	Sacramento CA Public Financing Authority Lease
	Revenue	5.637%	4/1/50	1,500	1,592
	Salt River Project Arizona Agricultural
	Improvement & Power District Revenue	4.839%	1/1/41	750	854
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	1,500	1,899
	San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	1,175	1,446
	San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	6,700	8,349
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,360	1,430
	San Diego County CA Regional Airport Authority
	Revenue	5.594%	7/1/43	2,375	2,568
	San Diego County CA Regional Transportation
	Commission Sales Tax Revenue	5.911%	4/1/48	1,470	1,851
	San Diego County CA Water Authority Revenue	6.138%	5/1/49	3,265	4,235

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.000%	11/1/40	1,600	1,950
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.950%	11/1/50	5,450	7,625
	Santa Clara Valley CA Transportation Authority
	Sales Tax Revenue	5.876%	4/1/32	3,355	4,021
	Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	775	904
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	6,625	8,294
	Stanford University California GO	3.460%	5/1/47	1,750	1,651
	Texas GO	5.517%	4/1/39	6,590	8,233
	Texas Transportation Commission Revenue	5.028%	4/1/26	750	857
	Texas Transportation Commission Revenue	5.178%	4/1/30	3,850	4,526
	Texas Transportation Commission Revenue	4.631%	4/1/33	4,000	4,393
	Texas Transportation Commission Revenue	4.681%	4/1/40	1,375	1,545
	Tufts University Massachusetts GO	5.017%	4/15/12	4,700	4,849
	University of California Regents General Revenue	4.601%	5/15/31	12,830	13,673
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	1,675	2,155
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	1,055	1,355
	University of California Revenue	1.796%	7/1/19	6,560	6,561
	University of California Revenue	5.770%	5/15/43	5,790	7,063
	University of California Revenue	5.946%	5/15/45	4,950	6,039
	University of California Revenue	4.858%	5/15/12	5,325	5,094
	University of Massachusetts Building Authority
	Revenue	5.450%	11/1/40	600	705
	University of Southern California GO	5.250%	10/1/11	1,650	1,868
	University of Texas System Revenue Financing
	System Revenue	5.262%	7/1/39	5,214	6,286
	University of Texas System Revenue Financing
	System Revenue	6.276%	8/15/41	525	584
	University of Texas System Revenue Financing
	System Revenue	5.134%	8/15/42	150	176
	University of Texas System Revenue Financing
	System Revenue	4.794%	8/15/46	1,665	1,888
	University of Virginia Revenue	6.200%	9/1/39	1,000	1,367
	Utah GO	4.554%	7/1/24	300	337
	Utah GO	3.539%	7/1/25	4,300	4,536
	Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	3,875	4,877
	Virginia Commonwealth Transportation Board
	Revenue	5.350%	5/15/35	730	839
	Washington GO	5.090%	8/1/33	3,825	4,355
	Washington GO	5.481%	8/1/39	270	326
	Washington GO	5.140%	8/1/40	1,920	2,258
13	Wisconsin GO	5.700%	5/1/26	3,020	3,497
Total Taxable Municipal Bonds (Cost $769,444)					838,932

Total Bond Market II Index Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (2.1%)
Money Market Fund (2.1%)
16 Vanguard Market Liquidity Fund
(Cost $1,950,202)	0.363%	1,950,201,798	1,950,202
Total Investments (101.5%) (Cost $93,062,225)			93,492,923

			Amount
			($000)
Other Assets and Liabilities (-1.5%)
Other Assets
Investment in Vanguard			7,936
Receivables for Investment Securities Sold			997,498
Receivables for Accrued Income			582,550
Receivables for Capital Shares Issued			1,053,832
Other Assets			156,906
Total Other Assets			2,798,722
Liabilities
Payables for Investment Securities Purchased			(4,043,961)
Payables for Capital Shares Redeemed			(19,838)
Payables to Vanguard			(41,034)
Other Liabilities			(34,312)
Total Liabilities			(4,139,145)
Net Assets (100%)			92,152,500

At December 31, 2015, net assets consisted of:
			Amount
			($000)
Paid-in Capital			91,768,264
Overdistributed Net Investment Income			(3,977)
Accumulated Net Realized Losses			(42,485)
Unrealized Appreciation (Depreciation)			430,698
Net Assets			92,152,500

Total Bond Market II Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 5,223,687,326 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	55,392,044
Net Asset Value Per Share—Investor Shares	$10.60

Institutional Shares—Net Assets
Applicable to 3,466,606,455 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	36,760,456
Net Asset Value Per Share—Institutional Shares	$10.60

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,340,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 U.S. government-guaranteed.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of
December 31, 2015.
7 Adjustable-rate security.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was
$753,723,000, representing 0.8% of net assets.
9 Guaranteed by the Government of Canada.
10 Guaranteed by the Government of Japan.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Republic of Austria.
13 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
14 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
15 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Interest[1]	2,182,732
Total Income	2,182,732
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,321
Management and Administrative—Investor Shares	33,697
Management and Administrative—Institutional Shares	2,979
Marketing and Distribution—Investor Shares	13,534
Marketing and Distribution—Institutional Shares	3,057
Custodian Fees	891
Auditing Fees	47
Shareholders’ Reports—Investor Shares	31
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	56
Total Expenses	56,614
Net Investment Income	2,126,118
Realized Net Gain (Loss) on Investment Securities Sold	138,439
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,938,900)
Net Increase (Decrease) in Net Assets Resulting from Operations	325,657
1 Interest income from an affiliated company of the fund was $6,806,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,126,118	1,843,099
Realized Net Gain (Loss)	138,439	302,470
Change in Unrealized Appreciation (Depreciation)	(1,938,900)	2,448,655
Net Increase (Decrease) in Net Assets Resulting from Operations	325,657	4,594,224
Distributions
Net Investment Income
Investor Shares	(1,258,281)	(1,147,785)
Institutional Shares	(871,814)	(695,314)
Realized Capital Gain[1]
Investor Shares	(122,170)	(123,015)
Institutional Shares	(80,857)	(80,330)
Total Distributions	(2,333,122)	(2,046,444)
Capital Share Transactions
Investor Shares	2,323,595	5,148,025
Institutional Shares	1,083,733	10,467,385
Net Increase (Decrease) from Capital Share Transactions	3,407,328	15,615,410
Total Increase (Decrease)	1,399,863	18,163,190
Net Assets
Beginning of Period	90,752,637	72,589,447
End of Period[2]	92,152,500	90,752,637

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $53,855,000 and $146,408,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($3,977,000) and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.84	$10.49	$10.97	$10.87	$10.50
Investment Operations
Net Investment Income	.248	.242	.221	.253	.315
Net Realized and Unrealized Gain (Loss)
on Investments	(.216)	.375	(.467)	.168	.470
Total from Investment Operations	.032	.617	(.246)	.421	.785
Distributions
Dividends from Net Investment Income	(.248)	(.242)	(.221)	(.253)	(.315)
Distributions from Realized Capital Gains	(.024)	(.025)	(.013)	(.068)	(.100)
Total Distributions	(.272)	(.267)	(.234)	(.321)	(.415)
Net Asset Value, End of Period	$10.60	$10.84	$10.49	$10.97	$10.87

Total Return[1]	0.28%	5.93%	-2.26%	3.91%	7.59%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$55,392	$54,268	$47,497	$45,758	$35,626
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.26%	2.07%	2.29%	2.94%
Portfolio Turnover Rate[2,3]	116%	108%	111%	102%	134%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes 46%, 56%, 52%, 53%, and 41% attributable to mortgage-dollar-roll activity.
3 Excludes the value of portfolio securities, if any, received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.84	$10.49	$10.97	$10.87	$10.50
Investment Operations
Net Investment Income	.256	.248	.228	.261	.322
Net Realized and Unrealized Gain (Loss)
on Investments	(.216)	.375	(.467)	.168	.470
Total from Investment Operations	.040	.623	(.239)	.429	.792
Distributions
Dividends from Net Investment Income	(.256)	(.248)	(.228)	(.261)	(.322)
Distributions from Realized Capital Gains	(.024)	(.025)	(.013)	(.068)	(.100)
Total Distributions	(.280)	(.273)	(.241)	(.329)	(.422)
Net Asset Value, End of Period	$10.60	$10.84	$10.49	$10.97	$10.87

Total Return	0.35%	5.99%	-2.20%	3.99%	7.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,760	$36,485	$25,093	$18,704	$14,403
Ratio of Total Expenses to Average Net Assets	0.02%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to
Average Net Assets	2.37%	2.31%	2.14%	2.36%	3.01%
Portfolio Turnover Rate[1,2]	116%	108%	111%	102%	134%

1 Includes 46%, 56%, 52%, 53%, and 41% attributable to mortgage-dollar-roll activity.
2 Excludes the value of portfolio securities, if any, received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Notes to Financial Statements

Vanguard Total Bond Market II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for Vanguard funds of funds as well as certain similar trusts and accounts (“eligible investors”). The fund is not available to other investors. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the

Total Bond Market II Index Fund

proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board

Total Bond Market II Index Fund

of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the fund had contributed to Vanguard capital in the amount of $7,936,000, representing 0.01% of the fund’s net assets and 3.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	59,278,478	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,554,231	—
Corporate Bonds	—	24,345,576	—
Sovereign Bonds	—	4,525,504	—
Taxable Municipal Bonds	—	838,932	—
Temporary Cash Investments	1,950,202	—	—
Total	1,950,202	91,542,721	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $20,062,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at December 31, 2015, the fund had $3,549,000 of short-term gains available for distribution. Short-term gain distributions are treated as ordinary income for tax purposes. Capital gains required to be distributed in December 2015 included gains realized through October 31, 2015; subsequently the fund realized losses of $45,986,000, which are deferred and will be treated as realized for tax purposes in 2016.

Total Bond Market II Index Fund

At December 31, 2015, the cost of investment securities for tax purposes was $93,062,225,000. Net unrealized appreciation of investment securities for tax purposes was $430,698,000, consisting of unrealized gains of $1,306,424,000 on securities that had risen in value since their purchase and $875,726,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2015, the fund purchased $10,933,650,000 of investment securities and sold $8,648,966,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $98,130,622,000 and $96,987,374,000, respectively.

F. Capital share transactions for each class of shares were:

	Year Ended December 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	15,331,328	1,426,512	13,057,518	1,216,679
Issued in Lieu of Cash Distributions	1,380,450	127,968	1,270,717	118,032
Redeemed	(14,388,183)	(1,337,721)	(9,180,210)	(853,737)
Net Increase (Decrease)—Investor Shares	2,323,595	216,759	5,148,025	480,974
Institutional Shares
Issued	7,767,416	722,027	13,689,756	1,274,493
Issued in Lieu of Cash Distributions	952,670	88,300	775,644	72,023
Redeemed	(7,636,353)	(709,875)	(3,998,015)	(371,581)
Net Increase (Decrease) —Institutional Shares	1,083,733	100,452	10,467,385	974,935

At December 31, 2015, several Vanguard funds and trusts managed by Vanguard or its affiliates were each a record or beneficial owner of the fund, and had combined ownership of 62% of the fund’s net assets.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market II Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total Bond Market II Index Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years for the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2016

Special 2015 tax information (unaudited) for Vanguard Total Bond Market II Index Fund

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $167,121,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 86.7% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market II Index Fund	6/30/2015	12/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,004.92	$0.45
Institutional Shares	1,000.00	1,005.27	0.10
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.75	$0.46
Institutional Shares	1,000.00	1,025.10	0.10

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.09% for Investor Shares and 0.02% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index
through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through
August 31, 2013; Core Bond Funds Average thereafter.

Vanguard Total Bond Market II Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the
Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connec-
tion with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Aggregate Float Adjusted Index, and Barclays
shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index.
Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6350 022016

Annual Report | December 31, 2015

Vanguard Inflation-Protected Securities Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2015

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Inflation-Protected Securities Fund
Investor Shares	0.47%	0.74%	-2.57%	-1.83%
Admiral™ Shares	0.55	0.85	-2.54	-1.69
Institutional Shares	0.59	0.88	-2.55	-1.67
Barclays U.S. Treasury Inflation Protected
Securities Index				-1.44
Inflation-Protected Bond Funds Average				-2.43

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2014, Through December 31, 2015

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Inflation-Protected Securities Fund
Investor Shares	$13.18	$12.84	$0.098	$0.001
Admiral Shares	25.87	25.21	0.220	0.003
Institutional Shares	10.54	10.27	0.093	0.001

Chairman’s Letter

Dear Shareholder,

The Investor Shares of Vanguard Inflation-Protected Securities Fund returned –1.83% for the fiscal year ended December 31, 2015. Returns for Admiral and Institutional Shares were slightly higher.

The fund returned a bit less than the –1.44% result of its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, but beat the –2.43% average return of its peer group. It was hurt by sinking inflation expectations, which caused investors to bid down the prices of Treasury Inflation-Protected Securities (TIPS).

Despite troubles, U.S. stocks eked out a seventh year of gains

U.S. stocks returned 0.48% for the 12 months ended December 31, 2015. Although the broad market recorded its worst performance since 2008, it still posted gains for the seventh straight calendar year when dividends are factored into returns.

Stocks rose modestly over the first half of the year but slid in August and September as concerns mounted that China’s economic slowdown would spread globally. Falling oil and commodity prices also affected economies and markets across the world for better or worse. Central

2

banks in Europe and Asia bolstered their stimulus efforts against weak growth and low inflation. And in December, the Federal Reserve ended months of uncertainty when it raised the target for short-term interest rates to 0.25%–0.5%.

International stocks returned about –5%, restrained by the U.S. dollar’s strength against many foreign currencies. Emerging markets fared the worst.

U.S. bonds ended the year with a slender advance

The broad U.S. taxable bond market gained 0.55% over the 12 months; income accounted for the modestly positive result. The yield of the 10-year Treasury note ended December at 2.30%, up from 2.19% a year earlier. (Bond prices and yields move in opposite directions.)

Investors focused on the Fed’s stance on short-term interest rates and alternately embraced or avoided safe-haven assets depending on the stock market’s strength.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –6.02%, reduced by the dollar’s strength against many foreign currencies. Without this currency effect, returns were modestly positive.

Although the Fed raised its target for short-term interest rates in mid-December, returns for money market funds and savings

Market Barometer
	Average Annual Total Returns
	Periods Ended December 31, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	0.55%	1.44%	3.25%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.30	3.16	5.35
Citigroup Three-Month U.S. Treasury Bill Index	0.03	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	0.92%	15.01%	12.44%
Russell 2000 Index (Small-caps)	-4.41	11.65	9.19
Russell 3000 Index (Broad U.S. market)	0.48	14.74	12.18
FTSE All-World ex US Index (International)	-4.72	2.04	1.48

CPI
Consumer Price Index	0.73%	1.00%	1.53%

3

accounts remained limited by the 0%–0.25% levels in place for much of the past seven years.

Inflation remained tame; expectations drifted lower

Inflation continued to be mild in 2015, and Vanguard Inflation-Protected Securities Fund recorded a negative total return for only the third fiscal year since its inception in June 2000.

The seasonally adjusted Consumer Price Index (CPI) rose just 0.7% as prices continued to fall for oil, natural gas, and a long list of other commodities. The more stable core CPI, which excludes food and energy prices, rose a bit, from 1.6% to 2.1%, the largest year-end gain in four years.

Nonetheless, inflation expectations—reflected by the difference in yields between conventional and inflation-protected Treasury bonds—drifted lower. This measure, the “breakeven inflation rate,” showed that at the start of 2015, investors expected inflation to average about 1.4% annually over the next five years. Twelve months later, the expected rate had declined to about 1.26%. The 10-year breakeven inflation rate fell from 1.62% to 1.45%, and its 30-year counterpart sank from 1.89% to 1.65%.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Inflation-Protected Securities Fund	0.20%	0.10%	0.07%	0.80%

The fund expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the fund’s expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for
Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Inflation-Protected Bond Funds.

4

TIPS prices rose a bit but then fell back in the first half of the year. In the second half, they drifted further downward as renewed worries over global disinflation made the securities’ built-in inflation insurance seem less necessary. The SEC yield of the fund’s Investor Shares—representing their annualized income before any inflation adjustment—rose from 0.19% in January 2015 to 0.47% by year end.

Incidentally, the fund’s total return was lower than the –0.21% return for the Investor Shares of its counterpart, Vanguard Short-Term Inflation-Protected Securities Index Fund. Your fund’s longer average maturity brings both a higher return potential and the probability that it will experience greater price volatility over the long term.

A note on the fund’s distributions this year

In 2014, the fund did not pay out its third-quarter dividend, the first time it had skipped a quarterly distribution since 2009. This reduced the possibility that it would have to distribute a return of capital, a potential recordkeeping headache for shareholders in taxable accounts. The risk is greatest during periods of deflation, low or slowing inflation, and low or negative yields on inflation-indexed securities. Such conditions have characterized the TIPS market for much of the past few years.

For the same reasons, in 2015 the fund made only two of its quarterly distributions, in March and December. The fund’s advisor

Total Returns
Ten Years Ended December 31, 2015
Average
Annual Return
Inflation-Protected Securities Fund Investor Shares	3.70%
Barclays U.S. Treasury Inflation Protected Securities Index	3.93
Inflation-Protected Bond Funds Average	2.92

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

offers a more detailed discussion of the investment environment in the Advisor’s Report that follows this letter.

Over the long term, the fund has proven itself

The average annual return of the fund’s Investor Shares over the decade ended December 31, 2015, was 3.70%, slightly behind its index but ahead of its peers. The fund’s advisor, Vanguard Fixed Income Group, is an experienced manager of both nominal and inflation-adjusted bonds. It has an excellent track record of navigating your fund through the cross-currents that influence the inflation-protected securities market.

Of course, the fund’s performance is always aided by its low expenses, which allow it to pass along a greater share of gross returns to shareholders. They also ensure that it doesn’t have to take extra risks in reaching for higher returns to compensate for a more expensive operation.

Vanguard’s outlook for investors: Not bearish, but cautious

In Vanguard’s recently published global economic and investment outlook, Global Chief
Economist Joseph Davis and his team discuss various market and economic events 2016 may bring, along with challenges and opportunities for investors.

Our forecast includes “frustratingly fragile” economic growth and more modest long-term returns from the global stock and bond markets. The report cautions that for the decade ending
2025, returns for a balanced portfolio are likely to be moderately below historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.5% for the same portfolio since 1926.

Even so, Vanguard’s steadfast belief in its principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remains unchanged.

For more information about our expectations and the probability of various outcomes, see
Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model® (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from
10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2015.
Results from the model may vary with each use and over time. For more information, please see page 7.

6

To reach your long-term goals, be realistic and try to save more

Although there have been times when it felt as if stocks and bonds were riding a roller coaster, returns have generally risen in recent years. The broad global stock market in particular has posted some impressive gains since its turnaround began in 2009.

But 2015 served as a reminder that results aren’t always favorable. The U.S. stock and bond markets were barely positive, and international stocks and unhedged bonds finished in the red.

In Vanguard’s recently updated long-term look at the economy and markets, our global economists explain why they expect economic growth to remain “frustratingly fragile,” and why their outlook for stock and bond markets is the most guarded since 2006. (For more details, see the box on page 6 and Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Given these muted expectations, what’s the best course of action? I’ve often encouraged shareholders to focus on the things they can control. That advice holds true today.

Consider saving more than you think you may need. That’s one way you can prepare for the volatility that may lie ahead, particularly as markets adjust to changes in policies from the Fed and other central banks.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model (VCMM)
regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.
The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.
The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the VCMM is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

7

And, as always, investors would be well-served to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

As with saving, each of these principles is within your control, and focusing on them can keep you on the right path.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 20, 2016

8

Advisor’s Report

For the 12 months ended December 31, 2015, Investor Shares of Vanguard Inflation-Protected Securities Fund returned –1.83%. The fund’s result was close to the –1.44% return of its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, and ahead of the average –2.43% return of peer-group funds.

The investment environment

The first half of the year was challenging. Low inflation and low or negative real yields in the Treasury inflation-protected securities (TIPS) market led the fund’s three share classes to register negative, zero, or negligible income. But during the second half of the year, yields rose and TIPS prices fell as market expectations for future inflation declined.

The SEC yield of the fund’s Investor Shares rose from 0.19% in January 2015 to 0.47% by year end. This allowed the fund to earn enough income to make two dividend distributions during the fiscal year, including one in December. Of course, rising yields equate to declining prices, hence the fund’s negative principal return.

As it has in the past few years, the U.S. economy started the year slowly. Gross national product (GDP) rose only 0.6% in the first quarter but then accelerated to 3.9% in the second quarter. The third-quarter growth rate was 2%, which is near the economy’s long-term rate since the end of the financial crisis. (All GDP figures are annualized and adjusted for inflation.)

Yields of U.S. Treasury Inflation-Protected Securities
(Real Yields)
	December 31,	June 30,	December 31,
Maturity	2014	2015	2015
2 years	–0.37%	–0.60%	–0.01%
3 years	–0.03	–0.47	0.19
5 Years	0.28	0.01	0.53
7 Years	0.43	0.34	0.73
10 Years	0.57	0.53	0.85
20 Years	0.70	0.93	1.11
30 Years	0.87	1.20	1.38
Source: Vanguard.

9

The economy was helped by vigorous auto sales and some strength in the housing market. Wage growth also ticked up. The fall in energy prices continued, giving consumers a windfall that they appeared to use to bolster savings or pay down debt more than economists expected. This development, although positive for long-term growth, tempered expectations for near-term growth.

Meanwhile, the relative health of the U.S. economy boosted the U.S. dollar on currency markets, which reduced import prices and thus inflationary pressures. The dollar’s rise also pinched manufacturing exports as U.S.-made products became more expensive for other nations to import.

Amid these crosscurrents, the seasonally adjusted Consumer Price Index (CPI) rose just 0.7% in 2015. But the core CPI, which excludes volatile food and energy prices, rose from 1.6% at the end of 2014 to 2.1% in December, the largest year-end gain in four years. After delaying its long-anticipated “liftoff,” the Fed made its first rate hike in December, from near zero to a 0.25%–0.5% range.

Management of the portfolio

The U.S. Treasury uses the non-seasonally adjusted CPI for Urban Consumers (CPI-U NSA) to calculate inflation adjustments to TIPS, which are then accrued to the fund’s portfolio. The 12-month change in the CPI-U NSA was zero or lower until it rose 0.1% in June. It stayed at or above zero for the rest of the year, ending at 0.7% for December. This trend, if it continues, will help the fund sustain dividend payments.

Dividend distributions were withheld in June and September to reduce the possibility that the fund would have to distribute a return of capital at the end of the year.

In the TIPS market, real yields moved upward for longer-dated maturities. Five-year TIPS’ real yield edged up slightly to 0.53% from 0.28%, 10-year TIPS’ real yields rose from 0.57% to 0.85%, and the 30-year figure rose from 0.87% to 1.38%.

Nominal Treasury yields rose a bit on the long end of the curve but not much on the short end. As measured by breakeven inflation rates (the differences between nominal yields and the lower TIPS yields), inflation expectations lifted in the first half of the year but then drifted lower. The 2-year breakeven rate did rise from 1.04% to 1.08%. But the 5-year rate went from 1.40% to 1.26%, the 10-year rate went from 1.62% to 1.45%, and the 30-year sank from 1.89% to 1.65%.

We deployed several tactics to compensate for the low level of income from our portfolio’s holdings.

Based on our views on the direction of interest rates and expectations for inflation and monetary policy, we modestly underweighted short-term TIPS early in the year. We overweighted longer-term TIPS to collect more income and capture a narrowing yield spread between short and long maturities. This is a strategy typically deployed when the Federal Reserve is expected to raise short-term interest rates. We later reversed this approach.

10

These modest movements helped reduce the negative income the fund would have recorded had we weighted our portfolio in line with the benchmark. The team also was very proactive in positioning for movements in the breakeven inflation spread. Nonetheless, the fund’s total return modestly trailed its benchmark because of our slight overall tilt toward the longer end of the yield curve.

Outlook

At Vanguard, we expect U.S. GDP to grow at an annual rate of between 2% and 2.5% in 2016, and we think there will be an increase in the U.S. labor force participation rate. We also anticipate that the CPI-U NSA will continue to normalize and move toward 2% over the next one to two years.

After the Fed’s first short-term rate increase announced in December, we expect any subsequent increases to be slow and gradual. We would not be surprised if the rate were still below 1% at the end of 2016.

Rising interest rates put bond investors at risk of short-term declines in principal. But we expect no significant price declines in bonds because we expect the Federal Reserve to pursue a very gradual path of rate increases. A gradual move would signal that the economy is consolidating the slow-but-steady growth of recent years. The good news for long-term investors is that higher rates will enable the fund to reinvest the proceeds from maturing TIPS at higher yields for the first time in several years.

Disinflationary pressures from a strong U.S. dollar, the slowing of China’s economy, and an ongoing oversupply of oil will probably continue to restrain any acceleration of headline inflation. The yield curve is likely to flatten, and breakeven inflation rates should stay relatively stable or go higher. Nominal short-term rates could be a bit volatile as investors speculate on the timing and pace of more Fed rate hikes.

We think the normalization of U.S. monetary policy may not occur until 2017 or later. Your fund management team will continue to position the fund accordingly, working to add incremental income when prudent in the hope of resuming quarterly dividend distributions in 2016.

Gemma Wright-Casparius, Principal

Vanguard Fixed Income Group

January 22, 2016

11

Inflation-Protected Securities Fund

Fund Profile
As of December 31, 2015

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VIPSX	VAIPX	VIPIX
Expense Ratio1	0.20%	0.10%	0.07%
30-Day SEC Yield[2]	0.47%	0.55%	0.59%

Financial Attributes

		Barclays
		Inflation	Barclays
		Protected Aggregate
		Securities	Bond
	Fund	Index	Index

Number of Bonds	46	36	9,681

Yield to Maturity
(before expenses)	2.3%	2.3%	2.6%

Average Coupon	0.9%	0.9%	3.2%

Average Duration	7.9 years	7.8 years	5.7 years

Average Effective
Maturity	8.5 years	8.3 years	7.9 years

Short-Term
Reserves	1.1%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	99.0%
Other	1.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Inflation	Barclays
	Protected	Aggregate
	Securities	Bond
	Index	Index
R-Squared	0.99	0.79
Beta	1.02	1.58

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.0%
1 - 3 Years	13.1
3 - 5 Years	18.1
5 - 10 Years	43.5
10 - 20 Years	15.3
20 - 30 Years	9.0

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.0%
Aaa	1.0

Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2015, the expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares.
2 Yields of inflation-protected securities tend to be lower than those of nominal bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

12

Inflation-Protected Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2005, Through December 31, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended December 31, 2015

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Inflation-Protected Securities Fund
	Investor Shares	-1.83%	2.34%	3.70%	$14,377
	Barclays U.S. Treasury Inflation
••••••••	Protected Securities Index	-1.44	2.55	3.93	14,703

– – – –	Barclays Inflation-Protected U.S. Aggregate Bond Bond Funds Index Average	-2.43 0.55	3.25 1.55	4.51 2.92	13,331 15,552
Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Inflation-Protected Securities Fund Admiral
Shares	-1.69%	2.44%	3.80%	$72,631
Barclays U.S. Treasury Inflation Protected
Securities Index	-1.44	2.55	3.93	73,517
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51	77,759

See Financial Highlights for dividend and capital gains information.

13

Inflation-Protected Securities Fund

	Average Annual Total Returns
	Periods Ended December 31, 2015
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Inflation-Protected Securities Fund
Institutional Shares	-1.67%	2.48%	3.84%	$7,285,550
Barclays U.S. Treasury Inflation Protected
Securities Index	-1.44	2.55	3.93	7,351,680

Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51	7,775,892

Fiscal-Year Total Returns (%): December 31, 2005, Through December 31, 2015

				Barclays
				Inflation
				Protected
				Securities
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2006	3.40%	-2.97%	0.43%	0.41%
2007	5.90	5.69	11.59	11.63
2008	4.62	-7.47	-2.85	-2.35
2009	1.86	8.94	10.80	11.41
2010	2.58	3.59	6.17	6.31
2011	4.56	8.68	13.24	13.56
2012	2.62	4.16	6.78	6.98
2013	1.47	-10.39	-8.92	-8.61
2014	2.17	1.66	3.83	3.64
2015	0.74	-2.57	-1.83	-1.44

14

Inflation-Protected Securities Fund

Financial Statements

Statement of Net Assets
As of December 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.1%)
U.S. Government Securities (99.1%)
1	United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	980,693	1,024,356
	United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	170,040	203,790
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	292,915	342,985
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	1,142,521	1,173,506
	United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	243,795	278,345
	United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	265,097	310,691
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	1,149,480	1,159,639
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	333,876	394,278
	United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	412,584	472,004
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/20	1,148,000	1,151,719
	United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	639,410	725,431
	United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	739,199	829,187
	United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	807,801	858,304
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	895,171	912,002
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	939,719	942,282
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	949,030	937,543
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/23	945,936	944,396
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	922,956	929,761
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	921,471	876,408
	United States Treasury Inflation Indexed Bonds	0.250%	1/15/25	947,000	907,102
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	498,151	714,186
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	1,215,625	1,179,758
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	376,627	501,241
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	337,247	459,699
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	327,466	405,864
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	222,675	427,671
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/29	320,770	420,633
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/29	266,542	523,482
	United States Treasury Inflation Indexed Bonds	3.375%	4/15/32	111,629	202,089
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/40	171,456	221,832
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/41	221,358	284,283
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/42	400,145	369,384
	United States Treasury Inflation Indexed Bonds	0.625%	2/15/43	302,255	264,162
	United States Treasury Inflation Indexed Bonds	1.375%	2/15/44	463,035	479,989
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/45	566,450	497,653

15

Inflation-Protected Securities Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.000%	5/31/21	30,000	30,202
United States Treasury Note/Bond	2.000%	10/31/21	30,000	30,080
United States Treasury Note/Bond	1.875%	11/30/21	30,000	29,869
United States Treasury Note/Bond	1.750%	9/30/22	63,000	61,730
United States Treasury Note/Bond	2.000%	2/15/23	29,000	28,823
United States Treasury Note/Bond	1.750%	5/15/23	29,000	28,243
Total U.S. Government and Agency Obligations (Cost $22,308,773)				22,534,602

		Expiration Date	Contracts
Options on Futures Purchased (0.0%)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $124.00
(Cost $226)		1/22/16	717	56
Total Investments (99.1%) (Cost $22,308,999)				22,534,658
Liability for Options Written (0.0%)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.00		1/22/16	765	(143)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $127.50		1/22/16	573	(63)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.00		2/19/16	143	(34)
Call Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $128.50		2/19/16	144	(25)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.50		1/22/16	573	(224)
Put Options on 10-year U.S. Treasury Note
Futures Contracts, Strike Price $125.00		1/22/16	765	(179)
Total Liability for Options Written (Premiums Received $937)				(668)

				Amount
				($000)
Other Assets and Liabilities (0.9%)
Other Assets
Investment in Vanguard				2,031
Receivables for Investment Securities Sold				233,097
Receivables for Accrued Income				77,948
Receivables for Capital Shares Issued				29,864
Other Assets				4,972
Total Other Assets				347,912
Liabilities
Payables for Capital Shares Redeemed				(98,429)
Payables to Vanguard				(32,156)
Other Liabilities				(1,147)
Total Liabilities				(131,732)
Net Assets (100%)				22,750,170

16

Inflation-Protected Securities Fund

At December 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	22,564,439
Overdistributed Net Investment Income	(27,370)
Accumulated Net Realized Losses	(12,531)
Unrealized Appreciation (Depreciation)
Investment Securities	225,829
Futures Contracts	(296)
Options on Futures Contracts	99
Net Assets	22,750,170

Investor Shares—Net Assets
Applicable to 369,553,423 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,746,461
Net Asset Value Per Share—Investor Shares	$12.84

Admiral Shares—Net Assets
Applicable to 417,817,238 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,532,773
Net Asset Value Per Share—Admiral Shares	$25.21

Institutional Shares—Net Assets
Applicable to 727,594,947 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,470,936
Net Asset Value Per Share—Institutional Shares	$10.27

• See Note A in Notes to Financial Statements.
1 Securities with a value of $5,786,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Inflation-Protected Securities Fund

Statement of Operations

Year Ended
December 31, 2015
($000)
Investment Income
Income
Interest[1]	225,927
Total Income	225,927
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,492
Management and Administrative—Investor Shares	8,438
Management and Administrative—Admiral Shares	8,038
Management and Administrative—Institutional Shares	4,084
Marketing and Distribution—Investor Shares	1,149
Marketing and Distribution—Admiral Shares	1,377
Marketing and Distribution—Institutional Shares	696
Custodian Fees	129
Auditing Fees	39
Shareholders’ Reports—Investor Shares	145
Shareholders’ Reports—Admiral Shares	90
Shareholders’ Reports—Institutional Shares	110
Trustees’ Fees and Expenses	18
Total Expenses	26,805
Net Investment Income	199,122
Realized Net Gain (Loss)
Investment Securities Sold	64,200
Futures Contracts	(23,812)
Options on Futures Contracts	2,418
Realized Net Gain (Loss)	42,806
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(649,604)
Futures Contracts	389
Options on Futures Contracts	70
Change in Unrealized Appreciation (Depreciation)	(649,145)
Net Increase (Decrease) in Net Assets Resulting from Operations	(407,217)
1 Interest income from an affiliated company of the fund was $695,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Inflation-Protected Securities Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	199,122	545,745
Realized Net Gain (Loss)	42,806	128,383
Change in Unrealized Appreciation (Depreciation)	(649,145)	347,960
Net Increase (Decrease) in Net Assets Resulting from Operations	(407,217)	1,022,088
Distributions
Net Investment Income
Investor Shares	(36,231)	(123,813)
Admiral Shares	(91,547)	(238,998)
Institutional Shares	(67,708)	(191,999)
Realized Capital Gain
Investor Shares	(579)	(6,797)
Admiral Shares	(1,124)	(12,806)
Institutional Shares	(933)	(10,264)
Total Distributions	(198,122)	(584,677)
Capital Share Transactions
Investor Shares	(734,224)	(1,090,021)
Admiral Shares	29,952	(396,341)
Institutional Shares	(772,077)	(620,855)
Net Increase (Decrease) from Capital Share Transactions	(1,476,349)	(2,107,217)
Total Increase (Decrease)	(2,081,688)	(1,669,806)
Net Assets
Beginning of Period	24,831,858	26,501,664
End of Period[1]	22,750,170	24,831,858
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($27,370,000) and ($33,115,000).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Inflation-Protected Securities Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.18	$12.98	$14.53	$14.11	$13.00
Investment Operations
Net Investment Income	. 098	. 224.210		.367	.568
Net Realized and Unrealized Gain (Loss)
on Investments	(. 339)	. 273	(1.499)	.586	1.127
Total from Investment Operations	(. 241)	.497	(1.289)	.953	1.695
Distributions
Dividends from Net Investment Income	(.098)	(.281)	(.216)	(.366)	(.567)
Distributions from Realized Capital Gains	(.001)	(.016)	(.045)	(.167)	(.018)
Total Distributions	(. 099)	(. 297)	(.261)	(.533)	(.585)
Net Asset Value, End of Period	$12.84	$13.18	$12.98	$14.53	$14.11

Total Return[1]	-1.83%	3.83%	-8.92%	6.78%	13.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,746	$5,604	$6,577	$16,075	$15,220
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.72%	2.01%	1.33%	2.55%	4.21%
Portfolio Turnover Rate	43%	39%	44%[2]	33%	28%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Inflation-Protected Securities Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.87	$25.47	$28.54	$27.71	$25.54
Investment Operations
Net Investment Income	. 221	. 468.449		.750	1.140
Net Realized and Unrealized Gain (Loss)
on Investments	(. 658)	.544	(2.965)	1.155	2.202
Total from Investment Operations	(. 437)	1.012	(2.516)	1.905	3.342
Distributions
Dividends from Net Investment Income	(.220)	(.581)	(.465)	(.747)	(1.137)
Distributions from Realized Capital Gains	(.003)	(.031)	(.089)	(. 328)	(.035)
Total Distributions	(.223)	(.612)	(.554)	(1.075)	(1.172)
Net Asset Value, End of Period	$25.21	$25.87	$25.47	$28.54	$27.71

Total Return	-1.69%	3.97%	-8.86%	6.90%	13.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,533	$10,778	$11,005	$16,011	$13,533
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	0.82%	2.11%	1.43%	2.65%	4.30%
Portfolio Turnover Rate	43%	39%	44%[1]	33%	28%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Inflation-Protected Securities Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.54	$10.37	$11.62	$11.29	$10.40
Investment Operations
Net Investment Income	. 093.193		.187	.310	.468
Net Realized and Unrealized Gain (Loss)
on Investments	(.269)	.229	(1.208)	.463	.903
Total from Investment Operations	(.176)	.422	(1.021)	.773	1.371
Distributions
Dividends from Net Investment Income	(.093)	(.239)	(.193)	(.309)	(.467)
Distributions from Realized Capital Gains	(.001)	(.013)	(.036)	(.134)	(.014)
Total Distributions	(. 094)	(.252)	(.229)	(.443)	(.481)
Net Asset Value, End of Period	$10.27	$10.54	$10.37	$11.62	$11.29

Total Return	-1.67%	4.07%	-8.83%	6.87%	13.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,471	$8,449	$8,919	$12,491	$10,367
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	0.85%	2.14%	1.46%	2.68%	4.34%
Portfolio Turnover Rate	43%	39%	44%[1]	33%	28%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Inflation-Protected Securities Fund

Notes to Financial Statements

Vanguard Inflation-Protected Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2015, the fund’s average investments in long and short futures contracts represented 1% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

23

Inflation-Protected Securities Fund

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended December 31, 2015, the fund’s average value of investments in options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at December 31, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the

24

Inflation-Protected Securities Fund

board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2015, the fund had contributed to Vanguard capital in the amount of $2,031,000, representing 0.01% of the fund’s net assets and 0.81% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of December 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	22,534,602	—
Options on Futures Purchased	56	—	—
Liability for Options Written	(668)	—	—
Futures Contracts—Assets[1]	748	—	—
Futures Contracts—Liabilities[1]	(1,147)	—	—
Total	(1,011)	22,534,602	—
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2016	(4,539)	(537,056)	1,634
2-Year U.S. Treasury Note	March 2016	2,131	462,926	(264)
10-Year U.S. Treasury Note	March 2016	(1,892)	(238,215)	(124)
Ultra Long U.S. Treasury Bond	March 2016	648	102,830	(1,542)
				(296)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

25

Inflation-Protected Securities Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the year ended December 31, 2015, the fund realized gains of $2,109,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Deferred inflation and amortization adjustments to securities held at December 31, 2015, totaling $2,114,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

During the year ended December 31, 2015, the fund realized $46,175,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $6,325,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at December 31, 2015, the fund had $4,134,000 of ordinary income available for distribution. The fund had available capital losses totaling $11,344,000 that may be carried forward indefinitely to offset future net capital gains.

At December 31, 2015, the cost of investment securities for tax purposes was $22,310,887,000. Net unrealized appreciation of investment securities for tax purposes was $223,715,000, consisting of unrealized gains of $712,884,000 on securities that had risen in value since their purchase and $489,169,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2015, the fund purchased $10,381,061,000 of investment securities and sold $11,388,001,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $535,614,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

26

Inflation-Protected Securities Fund

The following table summarizes the fund’s options written during the year ended December 31, 2015.

		Premiums
	Number of	Received
Options Written	Contracts	($000)
Balance at December 31, 2014	10,726	3,557
Options Written	47,064	16,627
Options Expired	(16,963)	(5,674)
Options Closed	(37,864)	(13,573)
Options Exercised	—	—
Balance at December 31, 2015	2,963	937

G. Capital share transactions for each class of shares were:

	Year Ended December 31,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	681,832	51,628	923,903	68,793
Issued in Lieu of Cash Distributions	34,201	2,658	121,281	9,138
Redeemed	(1,450,257)	(110,005)	(2,135,205)	(159,547)
Net Increase (Decrease) —Investor Shares	(734,224)	(55,719)	(1,090,021)	(81,616)
Admiral Shares
Issued	2,317,552	89,557	2,207,405	83,744
Issued in Lieu of Cash Distributions	82,177	3,253	222,967	8,564
Redeemed	(2,369,777)	(91,684)	(2,826,713)	(107,678)
Net Increase (Decrease) —Admiral Shares	29,952	1,126	(396,341)	(15,370)
Institutional Shares
Issued	1,989,694	188,047	2,449,216	228,773
Issued in Lieu of Cash Distributions	66,430	6,460	193,131	18,207
Redeemed	(2,828,201)	(268,857)	(3,263,202)	(304,746)
Net Increase (Decrease) —Institutional Shares	(772,077)	(74,350)	(620,855)	(57,766)

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2015, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Inflation-Protected Securities Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Inflation-Protected Securities Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the “Fund”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 18, 2016

Special 2015 tax information (unaudited) for Vanguard Inflation-Protected Securities Fund

This information for the fiscal year ended December 31, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $9,035,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended December 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Inflation-Protected Securities Fund	6/30/2015	12/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$982.23	$1.00
Admiral Shares	1,000.00	983.17	0.55
Institutional Shares	1,000.00	983.95	0.35
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.65	0.56
Institutional Shares	1,000.00	1,024.85	0.36

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares. The dollar amounts shown as “Expenses
Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. ”Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

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Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Inflation-Protected Securities Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester, the	Occupation(s) During the Past Five Years and
University of Rochester Medical Center, Monroe	Other Experience: Corporate Vice President and
Community College Foundation, and North Carolina	Chief Global Diversity Officer (retired 2008) and
A&T University.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

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addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
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You can review and copy information about your fund at
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Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1190 022016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2015: $274,000
Fiscal Year Ended December 31, 2014: $263,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2015: $7,000,200
Fiscal Year Ended December 31, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2015: $2,899,096
Fiscal Year Ended December 31, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended December 31, 2015: $353,389
Fiscal Year Ended December 31, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended December 31, 2015: $202,313
Fiscal Year Ended December 31, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2015: $555,702
Fiscal Year Ended December 31, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (66.0%)
U.S. Government Securities (60.6%)
United States Treasury Note/Bond	2.250%	3/31/16	6,900	6,931
United States Treasury Note/Bond	1.750%	5/31/16	125,435	126,101
United States Treasury Note/Bond	1.500%	6/30/16	27,546	27,675
United States Treasury Note/Bond	0.875%	12/31/16	206,059	206,187
United States Treasury Note/Bond	0.750%	1/15/17	414,800	414,476
United States Treasury Note/Bond	0.875%	1/31/17	148,840	148,910
United States Treasury Note/Bond	0.625%	2/15/17	293,885	293,197
United States Treasury Note/Bond	0.500%	2/28/17	107,061	106,642
United States Treasury Note/Bond	0.875%	2/28/17	282,024	282,199
United States Treasury Note/Bond	3.000%	2/28/17	70,485	72,203
United States Treasury Note/Bond	0.750%	3/15/17	225,668	225,350
United States Treasury Note/Bond	0.500%	3/31/17	140,681	140,064
United States Treasury Note/Bond	1.000%	3/31/17	281,775	282,260
United States Treasury Note/Bond	3.250%	3/31/17	1,830	1,883
United States Treasury Note/Bond	0.875%	4/15/17	348,715	348,659
United States Treasury Note/Bond	0.500%	4/30/17	215,720	214,607
United States Treasury Note/Bond	0.875%	4/30/17	336,019	335,861
United States Treasury Note/Bond	0.875%	5/15/17	167,475	167,396
United States Treasury Note/Bond	4.500%	5/15/17	68,310	71,597
United States Treasury Note/Bond	0.625%	5/31/17	298,795	297,486
United States Treasury Note/Bond	2.750%	5/31/17	4,644	4,762
United States Treasury Note/Bond	0.875%	6/15/17	295,100	294,823
United States Treasury Note/Bond	0.625%	6/30/17	52,553	52,290
United States Treasury Note/Bond	0.750%	6/30/17	308,210	307,248
United States Treasury Note/Bond	0.875%	7/15/17	122,125	121,934
United States Treasury Note/Bond	0.500%	7/31/17	314,520	312,161
United States Treasury Note/Bond	0.625%	7/31/17	74,853	74,444
United States Treasury Note/Bond	2.375%	7/31/17	86,596	88,436
United States Treasury Note/Bond	0.875%	8/15/17	298,815	298,161
United States Treasury Note/Bond	4.750%	8/15/17	68,295	72,414
United States Treasury Note/Bond	0.625%	8/31/17	314,972	312,953
United States Treasury Note/Bond	1.875%	8/31/17	67,155	68,089
United States Treasury Note/Bond	1.000%	9/15/17	321,935	321,784
United States Treasury Note/Bond	0.625%	9/30/17	565,125	561,237
United States Treasury Note/Bond	1.875%	9/30/17	69,825	70,818
United States Treasury Note/Bond	0.875%	10/15/17	306,475	305,565
United States Treasury Note/Bond	0.750%	10/31/17	64,454	64,112
United States Treasury Note/Bond	1.875%	10/31/17	249,746	253,415
United States Treasury Note/Bond	0.875%	11/15/17	252,417	251,589
United States Treasury Note/Bond	0.625%	11/30/17	279,970	277,697
United States Treasury Note/Bond	0.875%	11/30/17	402,328	401,197
United States Treasury Note/Bond	2.250%	11/30/17	12,620	12,900
United States Treasury Note/Bond	1.000%	12/15/17	172,111	171,896
United States Treasury Note/Bond	0.750%	12/31/17	189,250	188,009
United States Treasury Note/Bond	1.000%	12/31/17	83,864	83,773
United States Treasury Note/Bond	2.750%	12/31/17	140,990	145,550
United States Treasury Note/Bond	0.875%	1/15/18	36,850	36,683
United States Treasury Note/Bond	0.875%	1/31/18	179,320	178,452
United States Treasury Note/Bond	2.625%	1/31/18	79,974	82,460
United States Treasury Note/Bond	1.000%	2/15/18	98,380	98,104
United States Treasury Note/Bond	3.500%	2/15/18	80,105	84,110
United States Treasury Note/Bond	0.750%	2/28/18	256,685	254,519
United States Treasury Note/Bond	2.750%	2/28/18	56,165	58,104
United States Treasury Note/Bond	1.000%	3/15/18	362,819	361,628
United States Treasury Note/Bond	0.750%	3/31/18	160,380	158,977
United States Treasury Note/Bond	2.875%	3/31/18	68,794	71,416
United States Treasury Note/Bond	0.750%	4/15/18	189,530	187,693
United States Treasury Note/Bond	0.625%	4/30/18	192,675	190,207
United States Treasury Note/Bond	1.000%	5/15/18	254,995	253,799
United States Treasury Note/Bond	9.125%	5/15/18	900	1,068
United States Treasury Note/Bond	1.000%	5/31/18	479,115	476,719

1

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.375%	5/31/18	38,470	39,558
United States Treasury Note/Bond	1.125%	6/15/18	145,724	145,428
United States Treasury Note/Bond	1.375%	6/30/18	233,875	234,862
United States Treasury Note/Bond	2.375%	6/30/18	38,867	40,003
United States Treasury Note/Bond	0.875%	7/15/18	278,540	276,103
United States Treasury Note/Bond	1.375%	7/31/18	234,210	235,126
United States Treasury Note/Bond	1.000%	8/15/18	433,954	431,311
United States Treasury Note/Bond	1.500%	8/31/18	308,780	310,855
United States Treasury Note/Bond	1.000%	9/15/18	312,335	310,186
United States Treasury Note/Bond	1.375%	9/30/18	376,790	378,026
United States Treasury Note/Bond	0.875%	10/15/18	249,430	246,701
United States Treasury Note/Bond	1.250%	10/31/18	185,900	185,638
United States Treasury Note/Bond	1.250%	11/15/18	23,436	23,399
United States Treasury Note/Bond	3.750%	11/15/18	5,932	6,345
United States Treasury Note/Bond	1.250%	11/30/18	717,184	715,950
United States Treasury Note/Bond	1.375%	11/30/18	13,360	13,391
United States Treasury Note/Bond	1.250%	12/15/18	156,025	155,708
United States Treasury Note/Bond	1.500%	12/31/18	164,859	165,632
United States Treasury Note/Bond	1.250%	1/31/19	2,020	2,014
United States Treasury Note/Bond	1.500%	1/31/19	342,060	343,288
United States Treasury Note/Bond	2.750%	2/15/19	15,115	15,750
United States Treasury Note/Bond	1.375%	2/28/19	9,070	9,064
United States Treasury Note/Bond	1.500%	2/28/19	402,200	403,455
United States Treasury Note/Bond	1.500%	3/31/19	3,885	3,897
United States Treasury Note/Bond	1.625%	3/31/19	268,390	270,151
United States Treasury Note/Bond	1.250%	4/30/19	16	16
United States Treasury Note/Bond	1.625%	4/30/19	321,394	323,303
United States Treasury Note/Bond	3.125%	5/15/19	1,140	1,203
United States Treasury Note/Bond	1.125%	5/31/19	800	791
United States Treasury Note/Bond	1.500%	5/31/19	458,140	458,571
United States Treasury Note/Bond	1.000%	6/30/19	11,185	11,000
United States Treasury Note/Bond	1.625%	6/30/19	336,566	338,091
United States Treasury Note/Bond	0.875%	7/31/19	52,544	51,362
United States Treasury Note/Bond	1.625%	7/31/19	294,605	295,663
United States Treasury Note/Bond	1.000%	8/31/19	2,660	2,608
United States Treasury Note/Bond	1.625%	8/31/19	461,569	462,940
United States Treasury Note/Bond	1.750%	9/30/19	368,231	370,764
United States Treasury Note/Bond	1.500%	10/31/19	185,151	184,573
United States Treasury Note/Bond	1.500%	11/30/19	729,865	727,128
United States Treasury Note/Bond	1.625%	12/31/19	168,309	168,309
United States Treasury Note/Bond	1.250%	1/31/20	433,842	427,200
United States Treasury Note/Bond	3.625%	2/15/20	65,000	70,119
United States Treasury Note/Bond	1.375%	2/29/20	536,907	530,781
United States Treasury Note/Bond	1.125%	3/31/20	15,000	14,663
United States Treasury Note/Bond	1.375%	3/31/20	494,988	488,954
United States Treasury Note/Bond	1.375%	4/30/20	312,770	308,713
United States Treasury Note/Bond	1.500%	5/31/20	418,712	415,245
United States Treasury Note/Bond	1.625%	6/30/20	250,465	249,448
United States Treasury Note/Bond	1.625%	7/31/20	543,474	540,925
United States Treasury Note/Bond	1.375%	8/31/20	635,075	624,952
United States Treasury Note/Bond	2.125%	8/31/20	27,598	28,042
United States Treasury Note/Bond	1.375%	9/30/20	339,758	333,918
United States Treasury Note/Bond	2.000%	9/30/20	9,633	9,738
United States Treasury Note/Bond	1.375%	10/31/20	530,380	521,098
United States Treasury Note/Bond	1.750%	10/31/20	129,040	128,839
United States Treasury Note/Bond	1.625%	11/30/20	707,950	703,858
United States Treasury Note/Bond	1.750%	12/31/20	530,600	530,271
				25,665,807
Agency Bonds and Notes (5.4%)
1 AID-Jordan	1.945%	6/23/19	5,600	5,642
AID-Jordan	2.503%	10/30/20	7,250	7,412
1 AID-Ukraine	1.844%	5/16/19	3,400	3,430
1 AID-Ukraine	1.847%	5/29/20	6,000	5,975
2 Federal Farm Credit Banks	4.875%	1/17/17	6,400	6,665

2

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Federal Farm Credit Banks	1.125%	9/22/17	6,000	6,003
2 Federal Farm Credit Banks	1.000%	9/25/17	4,150	4,143
2 Federal Farm Credit Banks	1.125%	12/18/17	15,000	14,997
2 Federal Farm Credit Banks	1.110%	2/20/18	4,150	4,143
2 Federal Farm Credit Banks	1.100%	6/1/18	2,000	1,992
2 Federal Farm Credit Banks	5.150%	11/15/19	7,621	8,618
2 Federal Home Loan Banks	0.875%	3/10/17	2,600	2,599
2 Federal Home Loan Banks	4.875%	5/17/17	79,920	84,103
2 Federal Home Loan Banks	0.875%	5/24/17	25,000	24,951
2 Federal Home Loan Banks	0.625%	5/30/17	40,000	39,782
2 Federal Home Loan Banks	1.000%	6/21/17	47,520	47,495
2 Federal Home Loan Banks	0.860%	8/1/17	9,500	9,471
2 Federal Home Loan Banks	0.625%	10/26/17	53,500	53,050
2 Federal Home Loan Banks	1.125%	12/8/17	12,500	12,498
2 Federal Home Loan Banks	1.000%	12/19/17	40,000	39,895
2 Federal Home Loan Banks	1.375%	3/9/18	20,000	20,073
2 Federal Home Loan Banks	1.125%	4/25/18	48,060	47,928
2 Federal Home Loan Banks	2.750%	6/8/18	15,675	16,226
2 Federal Home Loan Banks	5.375%	8/15/18	14,025	15,481
2 Federal Home Loan Banks	5.375%	5/15/19	11,920	13,425
2 Federal Home Loan Banks	1.250%	12/13/19	8,875	8,732
2 Federal Home Loan Banks	1.875%	3/13/20	16,525	16,639
2 Federal Home Loan Banks	4.125%	3/13/20	40,670	44,638
2 Federal Home Loan Banks	3.375%	6/12/20	7,025	7,500
2 Federal Home Loan Banks	5.250%	12/11/20	3,400	3,941
3 Federal Home Loan Mortgage Corp.	0.500%	1/27/17	25,000	24,906
3 Federal Home Loan Mortgage Corp.	0.875%	2/22/17	40,000	40,004
3 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	12,925	12,944
3 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	40,710	40,838
3 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	15,778	15,767
3 Federal Home Loan Mortgage Corp.	0.750%	7/14/17	15,000	14,931
3 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	53,953	53,906
3 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	51,130	54,788
3 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	33,700	33,639
3 Federal Home Loan Mortgage Corp.	1.000%	12/15/17	45,800	45,680
3 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	74,490	73,872
3 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	77,175	76,629
3 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	11,500	12,492
3 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	23,680	25,353
3 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	27,305	27,503
3 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	120,560	118,856
3 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	42,530	41,915
3 Federal National Mortgage Assn.	1.250%	1/30/17	19,950	20,034
3 Federal National Mortgage Assn.	5.000%	2/13/17	49,000	51,229
3 Federal National Mortgage Assn.	0.750%	4/20/17	23,875	23,803
3 Federal National Mortgage Assn.	1.125%	4/27/17	105,225	105,402
3 Federal National Mortgage Assn.	0.875%	8/28/17	48,325	48,166
3 Federal National Mortgage Assn.	1.000%	9/27/17	17,000	16,969
3 Federal National Mortgage Assn.	0.875%	10/26/17	59,200	58,935
3 Federal National Mortgage Assn.	0.875%	12/20/17	58,750	58,454
3 Federal National Mortgage Assn.	0.875%	2/8/18	58,475	58,100
3 Federal National Mortgage Assn.	0.875%	5/21/18	46,360	45,926
3 Federal National Mortgage Assn.	1.125%	7/20/18	25,000	24,903
3 Federal National Mortgage Assn.	1.875%	9/18/18	31,025	31,464
3 Federal National Mortgage Assn.	1.125%	10/19/18	18,500	18,386
3 Federal National Mortgage Assn.	1.625%	11/27/18	64,005	64,466
3 Federal National Mortgage Assn.	1.125%	12/14/18	20,000	19,842
3 Federal National Mortgage Assn.	1.875%	2/19/19	9,000	9,116
3 Federal National Mortgage Assn.	1.750%	6/20/19	45,000	45,332
3 Federal National Mortgage Assn.	1.750%	9/12/19	35,000	35,161
3 Federal National Mortgage Assn.	0.000%	10/9/19	47,300	43,783
3 Federal National Mortgage Assn.	1.750%	11/26/19	18,000	18,074
3 Federal National Mortgage Assn.	1.625%	1/21/20	22,500	22,440
3 Federal National Mortgage Assn.	1.500%	6/22/20	33,325	32,907

3

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Federal National Mortgage Assn.	1.500%	11/30/20	40,000	39,322
3 Federal National Mortgage Assn.	1.875%	12/28/20	28,650	28,666
2 Financing Corp.	9.800%	4/6/18	1,440	1,709
2 Financing Corp.	10.350%	8/3/18	3,755	4,602
2 Financing Corp.	9.650%	11/2/18	12,540	15,359
2 Financing Corp.	8.600%	9/26/19	1,810	2,248
Private Export Funding Corp.	1.375%	2/15/17	500	501
Private Export Funding Corp.	2.250%	12/15/17	9,225	9,380
Private Export Funding Corp.	1.875%	7/15/18	4,000	4,020
Private Export Funding Corp.	4.375%	3/15/19	10,650	11,499
Private Export Funding Corp.	1.450%	8/15/19	1,000	981
Private Export Funding Corp.	2.300%	9/15/20	1,650	1,662
2 Tennessee Valley Authority	5.500%	7/18/17	6,200	6,614
2 Tennessee Valley Authority	6.250%	12/15/17	2,630	2,885
2 Tennessee Valley Authority	4.500%	4/1/18	8,300	8,889
2 Tennessee Valley Authority	1.750%	10/15/18	3,040	3,068

				2,285,767

Total U.S. Government and Agency Obligations (Cost $28,037,051)				27,951,574

Corporate Bonds (26.4%)
Finance (11.0%)
Banking (8.8%)
Abbey National Treasury Services plc	1.375%	3/13/17	2,034	2,025
Abbey National Treasury Services plc	1.650%	9/29/17	250	249
Abbey National Treasury Services plc	3.050%	8/23/18	8,000	8,206
Abbey National Treasury Services plc	2.000%	8/24/18	8,700	8,682
Abbey National Treasury Services plc	2.350%	9/10/19	16,800	16,804
American Express Bank FSB	6.000%	9/13/17	3,800	4,069
American Express Centurion Bank	5.950%	6/12/17	2,175	2,298
American Express Centurion Bank	6.000%	9/13/17	2,250	2,411
American Express Co.	5.500%	9/12/16	2,785	2,867
American Express Co.	6.150%	8/28/17	18,959	20,300
American Express Co.	7.000%	3/19/18	7,500	8,311
American Express Co.	1.550%	5/22/18	5,675	5,623
American Express Credit Corp.	2.375%	3/24/17	14,565	14,722
American Express Credit Corp.	1.125%	6/5/17	22,639	22,521
American Express Credit Corp.	2.125%	7/27/18	9,075	9,133
American Express Credit Corp.	1.800%	7/31/18	3,745	3,729
American Express Credit Corp.	1.875%	11/5/18	5,000	4,975
American Express Credit Corp.	2.125%	3/18/19	5,650	5,644
American Express Credit Corp.	2.375%	5/26/20	15,300	15,159
American Express Credit Corp.	2.600%	9/14/20	5,500	5,512
Associates Corp. of North America	6.950%	11/1/18	500	567
Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	6,185	6,184
Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	2,750	2,755
Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	3,350	3,341
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	9,300	9,343
Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	5,000	4,951
Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	10,100	10,077
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	4,650	4,642
Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	6,375	6,394
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	8,000	7,963
Bank of America Corp.	5.625%	10/14/16	2,330	2,404
Bank of America Corp.	1.350%	11/21/16	3,110	3,106
Bank of America Corp.	5.420%	3/15/17	7,049	7,328
Bank of America Corp.	3.875%	3/22/17	3,931	4,032
Bank of America Corp.	5.700%	5/2/17	10,000	10,434
Bank of America Corp.	1.700%	8/25/17	6,850	6,832
Bank of America Corp.	6.400%	8/28/17	7,050	7,553
Bank of America Corp.	6.000%	9/1/17	10,304	10,966
Bank of America Corp.	5.750%	12/1/17	17,725	18,972
Bank of America Corp.	2.000%	1/11/18	14,639	14,623
Bank of America Corp.	6.875%	4/25/18	38,160	42,092

4

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	5.650%	5/1/18	23,125	24,867
Bank of America Corp.	6.875%	11/15/18	5,125	5,757
Bank of America Corp.	2.600%	1/15/19	30,925	31,016
Bank of America Corp.	5.490%	3/15/19	1,075	1,170
Bank of America Corp.	2.650%	4/1/19	16,300	16,336
Bank of America Corp.	7.625%	6/1/19	32,925	38,094
Bank of America Corp.	2.250%	4/21/20	11,850	11,584
Bank of America Corp.	5.625%	7/1/20	19,145	21,241
Bank of America Corp.	2.625%	10/19/20	17,000	16,793
Bank of America NA	1.250%	2/14/17	14,900	14,873
Bank of America NA	5.300%	3/15/17	19,929	20,729
Bank of America NA	6.100%	6/15/17	1,272	1,347
Bank of America NA	1.650%	3/26/18	3,125	3,104
Bank of America NA	1.750%	6/5/18	15,100	15,006
Bank of America NA	2.050%	12/7/18	20,000	19,924
Bank of Montreal	2.500%	1/11/17	8,476	8,574
Bank of Montreal	1.300%	7/14/17	4,130	4,122
Bank of Montreal	1.400%	9/11/17	1,437	1,437
Bank of Montreal	1.450%	4/9/18	9,375	9,311
Bank of Montreal	1.400%	4/10/18	5,475	5,427
Bank of Montreal	1.800%	7/31/18	14,750	14,727
Bank of Montreal	2.375%	1/25/19	5,520	5,569
Bank of New York Mellon Corp.	2.400%	1/17/17	2,591	2,616
Bank of New York Mellon Corp.	1.969%	6/20/17	2,000	2,016
Bank of New York Mellon Corp.	1.300%	1/25/18	1,700	1,685
Bank of New York Mellon Corp.	1.350%	3/6/18	12,340	12,299
Bank of New York Mellon Corp.	2.200%	3/4/19	6,625	6,647
Bank of New York Mellon Corp.	2.200%	5/15/19	9,925	9,935
Bank of New York Mellon Corp.	5.450%	5/15/19	2,677	2,950
Bank of New York Mellon Corp.	2.300%	9/11/19	9,250	9,270
Bank of New York Mellon Corp.	4.600%	1/15/20	3,350	3,627
Bank of New York Mellon Corp.	2.150%	2/24/20	5,200	5,147
Bank of New York Mellon Corp.	2.600%	8/17/20	8,000	8,035
Bank of New York Mellon Corp.	2.450%	11/27/20	5,000	4,975
Bank of Nova Scotia	2.550%	1/12/17	7,113	7,212
Bank of Nova Scotia	1.250%	4/11/17	792	791
Bank of Nova Scotia	1.300%	7/21/17	4,806	4,792
Bank of Nova Scotia	1.375%	12/18/17	6,522	6,499
Bank of Nova Scotia	1.450%	4/25/18	6,170	6,138
Bank of Nova Scotia	1.700%	6/11/18	4,600	4,588
Bank of Nova Scotia	2.050%	10/30/18	13,277	13,324
Bank of Nova Scotia	2.050%	6/5/19	8,575	8,555
Bank of Nova Scotia	2.350%	10/21/20	17,500	17,340
Barclays Bank plc	2.500%	2/20/19	21,085	21,222
Barclays Bank plc	6.750%	5/22/19	9,125	10,420
Barclays Bank plc	5.140%	10/14/20	200	217
Barclays plc	2.000%	3/16/18	6,300	6,277
Barclays plc	2.750%	11/8/19	12,125	12,093
Barclays plc	2.875%	6/8/20	4,500	4,493
BB&T Corp.	2.150%	3/22/17	3,421	3,448
BB&T Corp.	4.900%	6/30/17	2,000	2,084
BB&T Corp.	1.600%	8/15/17	126	126
BB&T Corp.	1.450%	1/12/18	7,725	7,668
BB&T Corp.	2.050%	6/19/18	6,860	6,893
BB&T Corp.	2.250%	2/1/19	5,476	5,496
BB&T Corp.	6.850%	4/30/19	6,800	7,757
BB&T Corp.	2.450%	1/15/20	11,068	11,111
Bear Stearns Cos. LLC	5.550%	1/22/17	8,500	8,833
Bear Stearns Cos. LLC	6.400%	10/2/17	15,127	16,290
Bear Stearns Cos. LLC	7.250%	2/1/18	24,850	27,366
Bear Stearns Cos. LLC	4.650%	7/2/18	4,939	5,264
BNP Paribas SA	1.375%	3/17/17	24	24
BNP Paribas SA	2.375%	9/14/17	16,725	16,899
BNP Paribas SA	2.700%	8/20/18	10,850	10,995

5

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BNP Paribas SA	2.400%	12/12/18	7,900	7,962
	BNP Paribas SA	2.450%	3/17/19	4,575	4,588
	BNP Paribas SA	2.375%	5/21/20	12,897	12,797
	BPCE SA	1.625%	2/10/17	5,500	5,505
	BPCE SA	1.613%	7/25/17	2,075	2,070
	BPCE SA	2.500%	12/10/18	12,950	13,078
	BPCE SA	2.500%	7/15/19	8,225	8,249
	BPCE SA	2.250%	1/27/20	6,200	6,149
	Branch Banking & Trust Co.	1.050%	12/1/16	825	824
	Branch Banking & Trust Co.	1.000%	4/3/17	2,000	1,988
	Branch Banking & Trust Co.	1.350%	10/1/17	2,875	2,872
	Branch Banking & Trust Co.	2.300%	10/15/18	4,750	4,795
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	8,020	7,977
	Capital One Bank USA NA	1.300%	6/5/17	400	397
	Capital One Bank USA NA	2.150%	11/21/18	1,200	1,190
	Capital One Bank USA NA	2.250%	2/13/19	20,400	20,286
	Capital One Bank USA NA	2.300%	6/5/19	1,150	1,136
	Capital One Bank USA NA	8.800%	7/15/19	1,925	2,295
	Capital One Financial Corp.	6.750%	9/15/17	3,787	4,074
	Capital One Financial Corp.	2.450%	4/24/19	100	100
	Capital One NA	1.500%	9/5/17	3,350	3,324
	Capital One NA	1.650%	2/5/18	13,000	12,867
	Capital One NA	1.500%	3/22/18	2,550	2,509
	Capital One NA	2.350%	8/17/18	8,000	8,005
	Capital One NA	2.400%	9/5/19	3,300	3,266
4,5	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	450	530
	Citigroup Inc.	5.500%	2/15/17	2,910	3,028
	Citigroup Inc.	1.350%	3/10/17	10,733	10,693
	Citigroup Inc.	1.550%	8/14/17	5,532	5,506
	Citigroup Inc.	6.000%	8/15/17	3,157	3,376
	Citigroup Inc.	6.125%	11/21/17	9,161	9,864
	Citigroup Inc.	1.850%	11/24/17	3,963	3,958
	Citigroup Inc.	1.800%	2/5/18	10,436	10,388
	Citigroup Inc.	1.700%	4/27/18	32,500	32,190
	Citigroup Inc.	1.750%	5/1/18	12,699	12,577
	Citigroup Inc.	6.125%	5/15/18	4,337	4,731
	Citigroup Inc.	2.150%	7/30/18	4,000	3,997
	Citigroup Inc.	2.500%	9/26/18	17,246	17,375
	Citigroup Inc.	2.050%	12/7/18	13,000	12,910
	Citigroup Inc.	2.550%	4/8/19	18,550	18,672
	Citigroup Inc.	2.500%	7/29/19	18,692	18,642
	Citigroup Inc.	2.400%	2/18/20	20,200	19,959
	Citigroup Inc.	5.375%	8/9/20	1,325	1,475
	Citigroup Inc.	2.650%	10/26/20	13,000	12,879
	Citizens Bank NA	1.600%	12/4/17	3,225	3,194
	Citizens Bank NA	2.450%	12/4/19	3,225	3,173
	Citizens Bank NA/Providence RI	2.300%	12/3/18	4,975	4,969
	City National Corp.	5.250%	9/15/20	100	111
	Comerica Bank	5.200%	8/22/17	2,900	3,048
	Comerica Inc.	2.125%	5/23/19	3,000	2,975
	Commonwealth Bank of Australia	1.125%	3/13/17	10,000	9,968
	Commonwealth Bank of Australia	1.400%	9/8/17	4,900	4,900
	Commonwealth Bank of Australia	1.900%	9/18/17	9,055	9,102
	Commonwealth Bank of Australia	1.625%	3/12/18	13,600	13,563
	Commonwealth Bank of Australia	2.500%	9/20/18	6,235	6,330
	Commonwealth Bank of Australia	1.750%	11/2/18	6,400	6,358
	Commonwealth Bank of Australia	2.250%	3/13/19	7,825	7,848
	Commonwealth Bank of Australia	2.300%	9/6/19	10,500	10,477
	Commonwealth Bank of Australia	2.400%	11/2/20	17,375	17,208
	Compass Bank	1.850%	9/29/17	3,700	3,669
	Compass Bank	2.750%	9/29/19	2,175	2,154
	Cooperatieve Rabobank UA	3.375%	1/19/17	16,966	17,315
	Cooperatieve Rabobank UA	1.700%	3/19/18	26,800	26,656
	Cooperatieve Rabobank UA	2.250%	1/14/19	9,750	9,792

6

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cooperatieve Rabobank UA	2.250%	1/14/20	8,500	8,447
Corpbanca SA	3.125%	1/15/18	5,000	4,983
5 Corpbanca SA	3.875%	9/22/19	400	396
Credit Suisse	1.375%	5/26/17	18,625	18,531
Credit Suisse	1.750%	1/29/18	2,150	2,143
Credit Suisse	6.000%	2/15/18	11,725	12,601
Credit Suisse	1.700%	4/27/18	13,575	13,473
Credit Suisse	2.300%	5/28/19	18,850	18,869
Credit Suisse	5.300%	8/13/19	3,300	3,643
Credit Suisse	5.400%	1/14/20	9,092	9,957
Credit Suisse	4.375%	8/5/20	4,754	5,106
5 Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	17,500	17,352
Deutsche Bank AG	1.400%	2/13/17	5,024	4,994
Deutsche Bank AG	1.350%	5/30/17	8,174	8,122
Deutsche Bank AG	6.000%	9/1/17	22,356	23,687
Deutsche Bank AG	1.875%	2/13/18	12,500	12,424
Deutsche Bank AG	2.500%	2/13/19	10,175	10,231
Deutsche Bank AG	2.950%	8/20/20	3,000	3,001
Discover Bank	2.000%	2/21/18	15,338	15,235
Discover Bank	2.600%	11/13/18	4,500	4,501
Discover Bank	7.000%	4/15/20	2,485	2,832
Discover Bank	3.100%	6/4/20	4,000	4,013
Discover Financial Services	6.450%	6/12/17	2,075	2,193
Fifth Third Bancorp	5.450%	1/15/17	200	208
Fifth Third Bancorp	4.500%	6/1/18	4,175	4,391
Fifth Third Bancorp	2.300%	3/1/19	3,000	3,003
Fifth Third Bancorp	2.875%	7/27/20	5,400	5,399
Fifth Third Bank	1.350%	6/1/17	6,400	6,387
Fifth Third Bank	1.450%	2/28/18	2,951	2,920
Fifth Third Bank	2.150%	8/20/18	9,300	9,306
Fifth Third Bank	2.375%	4/25/19	3,725	3,726
First Horizon National Corp.	3.500%	12/15/20	1,875	1,857
First Niagara Financial Group Inc.	6.750%	3/19/20	1,275	1,450
First Republic Bank	2.375%	6/17/19	4,708	4,695
Goldman Sachs Group Inc.	5.625%	1/15/17	12,660	13,141
Goldman Sachs Group Inc.	6.250%	9/1/17	16,737	17,917
Goldman Sachs Group Inc.	5.950%	1/18/18	32,700	35,175
Goldman Sachs Group Inc.	2.375%	1/22/18	14,950	15,075
Goldman Sachs Group Inc.	6.150%	4/1/18	30,632	33,260
Goldman Sachs Group Inc.	2.900%	7/19/18	18,360	18,718
Goldman Sachs Group Inc.	2.625%	1/31/19	32,650	32,913
Goldman Sachs Group Inc.	7.500%	2/15/19	18,410	21,004
Goldman Sachs Group Inc.	2.550%	10/23/19	18,900	18,887
Goldman Sachs Group Inc.	5.375%	3/15/20	16,525	18,163
Goldman Sachs Group Inc.	2.600%	4/23/20	5,950	5,936
Goldman Sachs Group Inc.	6.000%	6/15/20	6,975	7,886
Goldman Sachs Group Inc.	2.750%	9/15/20	13,427	13,404
HSBC Bank USA NA	6.000%	8/9/17	1,050	1,114
HSBC Bank USA NA	4.875%	8/24/20	1,100	1,201
HSBC USA Inc.	1.300%	6/23/17	100	99
HSBC USA Inc.	1.500%	11/13/17	9,775	9,723
HSBC USA Inc.	1.625%	1/16/18	20,695	20,592
HSBC USA Inc.	1.700%	3/5/18	7,750	7,702
HSBC USA Inc.	2.000%	8/7/18	5,125	5,119
HSBC USA Inc.	2.625%	9/24/18	4,750	4,815
HSBC USA Inc.	2.250%	6/23/19	4,200	4,181
HSBC USA Inc.	2.375%	11/13/19	10,625	10,589
HSBC USA Inc.	2.350%	3/5/20	3,400	3,365
HSBC USA Inc.	2.750%	8/7/20	9,450	9,463
HSBC USA Inc.	5.000%	9/27/20	7,961	8,680
Huntington Bancshares Inc.	2.600%	8/2/18	3,225	3,229
Huntington Bancshares Inc.	7.000%	12/15/20	900	1,049
Huntington National Bank	1.375%	4/24/17	2,800	2,784
Huntington National Bank	2.000%	6/30/18	5,000	4,969

7

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Huntington National Bank	2.200%	11/6/18	6,300	6,282
Huntington National Bank	2.200%	4/1/19	3,775	3,737
Huntington National Bank	2.400%	4/1/20	4,275	4,206
Huntington National Bank	2.875%	8/20/20	4,200	4,171
Intesa Sanpaolo SPA	2.375%	1/13/17	13,050	13,092
Intesa Sanpaolo SPA	3.875%	1/16/18	5,825	5,966
Intesa Sanpaolo SPA	3.875%	1/15/19	8,425	8,673
JPMorgan Chase & Co.	1.350%	2/15/17	15,499	15,466
JPMorgan Chase & Co.	2.000%	8/15/17	11,346	11,401
JPMorgan Chase & Co.	6.000%	1/15/18	32,084	34,595
JPMorgan Chase & Co.	1.800%	1/25/18	2,257	2,254
JPMorgan Chase & Co.	1.700%	3/1/18	13,800	13,732
JPMorgan Chase & Co.	1.625%	5/15/18	13,075	12,985
JPMorgan Chase & Co.	2.350%	1/28/19	10,475	10,494
JPMorgan Chase & Co.	6.300%	4/23/19	23,650	26,478
JPMorgan Chase & Co.	2.200%	10/22/19	12,100	12,013
JPMorgan Chase & Co.	2.250%	1/23/20	35,657	35,250
JPMorgan Chase & Co.	2.750%	6/23/20	29,000	29,062
JPMorgan Chase & Co.	4.400%	7/22/20	14,540	15,540
JPMorgan Chase & Co.	4.250%	10/15/20	10,100	10,714
JPMorgan Chase & Co.	2.550%	10/29/20	36,100	35,778
JPMorgan Chase Bank NA	6.000%	7/5/17	3,000	3,188
JPMorgan Chase Bank NA	6.000%	10/1/17	17,862	19,114
KeyBank NA	1.650%	2/1/18	12,825	12,774
KeyBank NA	1.700%	6/1/18	3,425	3,402
KeyBank NA	2.500%	12/15/19	2,000	2,003
KeyBank NA	2.250%	3/16/20	500	494
KeyCorp	2.300%	12/13/18	2,800	2,803
KeyCorp	2.900%	9/15/20	10,000	9,966
Lloyds Bank plc	4.200%	3/28/17	2,245	2,315
Lloyds Bank plc	1.750%	3/16/18	7,350	7,331
Lloyds Bank plc	1.750%	5/14/18	3,750	3,742
Lloyds Bank plc	2.300%	11/27/18	7,075	7,100
Lloyds Bank plc	2.350%	9/5/19	9,000	8,996
Lloyds Bank plc	2.400%	3/17/20	5,200	5,162
Lloyds Bank plc	2.700%	8/17/20	10,000	10,046
Manufacturers & Traders Trust Co.	1.400%	7/25/17	1,625	1,617
Manufacturers & Traders Trust Co.	6.625%	12/4/17	3,550	3,854
Manufacturers & Traders Trust Co.	1.450%	3/7/18	250	247
Manufacturers & Traders Trust Co.	2.300%	1/30/19	20,500	20,531
Manufacturers & Traders Trust Co.	2.250%	7/25/19	11,010	10,958
Manufacturers & Traders Trust Co.	2.100%	2/6/20	1,450	1,424
Morgan Stanley	5.450%	1/9/17	12,425	12,897
Morgan Stanley	4.750%	3/22/17	15,751	16,312
Morgan Stanley	5.550%	4/27/17	9,900	10,378
Morgan Stanley	6.250%	8/28/17	6,125	6,557
Morgan Stanley	5.950%	12/28/17	13,150	14,140
Morgan Stanley	1.875%	1/5/18	19,150	19,131
Morgan Stanley	6.625%	4/1/18	24,809	27,176
Morgan Stanley	2.125%	4/25/18	20,000	20,031
Morgan Stanley	2.200%	12/7/18	4,000	3,999
Morgan Stanley	2.500%	1/24/19	17,373	17,435
Morgan Stanley	7.300%	5/13/19	14,885	17,107
Morgan Stanley	2.375%	7/23/19	16,400	16,348
Morgan Stanley	5.625%	9/23/19	11,375	12,535
Morgan Stanley	5.500%	1/26/20	8,157	8,993
Morgan Stanley	2.650%	1/27/20	31,579	31,424
Morgan Stanley	2.800%	6/16/20	21,000	21,080
Morgan Stanley	5.500%	7/24/20	5,100	5,687
MUFG Union Bank NA	2.125%	6/16/17	3,575	3,598
MUFG Union Bank NA	2.625%	9/26/18	23,450	23,683
MUFG Union Bank NA	2.250%	5/6/19	5,950	5,946
Murray Street Investment Trust I	4.647%	3/9/17	11,949	12,332
National Australia Bank Ltd.	2.750%	3/9/17	7,025	7,142

8

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Australia Bank Ltd.	2.300%	7/25/18	5,225	5,261
National Australia Bank Ltd.	2.625%	7/23/20	6,550	6,590
National Bank of Canada	1.450%	11/7/17	3,350	3,327
National Bank of Canada	2.100%	12/14/18	3,000	2,997
National City Bank	5.800%	6/7/17	2,225	2,352
National City Corp.	6.875%	5/15/19	3,825	4,321
Northern Trust Co.	6.500%	8/15/18	775	862
Northern Trust Corp.	3.450%	11/4/20	300	313
PNC Bank NA	4.875%	9/21/17	4,870	5,092
PNC Bank NA	1.500%	10/18/17	5,200	5,195
PNC Bank NA	6.000%	12/7/17	6,125	6,563
PNC Bank NA	1.500%	2/23/18	8,150	8,100
PNC Bank NA	6.875%	4/1/18	1,400	1,541
PNC Bank NA	1.600%	6/1/18	4,500	4,466
PNC Bank NA	1.850%	7/20/18	4,000	3,993
PNC Bank NA	1.800%	11/5/18	5,000	4,975
PNC Bank NA	2.200%	1/28/19	7,875	7,896
PNC Bank NA	2.250%	7/2/19	10,575	10,604
PNC Bank NA	2.400%	10/18/19	13,744	13,819
PNC Bank NA	2.300%	6/1/20	10,430	10,327
PNC Bank NA	2.600%	7/21/20	5,320	5,325
PNC Bank NA	2.450%	11/5/20	2,500	2,482
PNC Funding Corp.	5.625%	2/1/17	6,477	6,736
PNC Funding Corp.	6.700%	6/10/19	3,346	3,831
PNC Funding Corp.	5.125%	2/8/20	8,763	9,645
PNC Funding Corp.	4.375%	8/11/20	200	215
Regions Bank	7.500%	5/15/18	790	879
Regions Bank	2.250%	9/14/18	3,000	2,997
Regions Financial Corp.	2.000%	5/15/18	8,200	8,126
Royal Bank of Canada	1.200%	1/23/17	10,769	10,765
Royal Bank of Canada	1.000%	4/27/17	8,000	7,964
Royal Bank of Canada	1.250%	6/16/17	6,770	6,750
Royal Bank of Canada	1.400%	10/13/17	4,825	4,823
Royal Bank of Canada	1.500%	1/16/18	6,275	6,252
Royal Bank of Canada	2.200%	7/27/18	10,576	10,676
Royal Bank of Canada	1.800%	7/30/18	13,400	13,360
Royal Bank of Canada	2.000%	12/10/18	6,600	6,613
Royal Bank of Canada	2.150%	3/15/19	9,566	9,604
Royal Bank of Canada	2.150%	3/6/20	1,750	1,737
Royal Bank of Canada	2.350%	10/30/20	9,600	9,495
Royal Bank of Scotland Group plc	1.875%	3/31/17	4,400	4,383
Royal Bank of Scotland Group plc	6.400%	10/21/19	9,205	10,181
Santander Bank NA	8.750%	5/30/18	2,825	3,191
Santander Holdings USA Inc.	3.450%	8/27/18	7,944	8,072
Santander Holdings USA Inc.	2.650%	4/17/20	3,020	2,946
Santander UK Group Holdings plc	2.875%	10/16/20	7,200	7,150
Societe Generale SA	2.750%	10/12/17	8,125	8,239
Societe Generale SA	2.625%	10/1/18	4,435	4,485
State Street Bank & Trust Co.	5.250%	10/15/18	775	843
State Street Corp.	4.956%	3/15/18	6,619	6,944
State Street Corp.	1.350%	5/15/18	4,675	4,642
State Street Corp.	2.550%	8/18/20	7,500	7,595
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	1,200	1,197
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	4,700	4,667
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	5,800	5,799
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	3,575	3,540
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	2,425	2,448
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	2,250	2,238
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	4,700	4,704
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	7,900	7,844
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	15,300	15,223
Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	7,575	7,587
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	3,000	2,971
SunTrust Bank	1.350%	2/15/17	5,290	5,283

9

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
SunTrust Bank	7.250%	3/15/18	3,200	3,535
SunTrust Banks Inc.	3.500%	1/20/17	2,205	2,246
SunTrust Banks Inc.	6.000%	9/11/17	1,615	1,719
SunTrust Banks Inc.	2.350%	11/1/18	1,100	1,105
SunTrust Banks Inc.	2.500%	5/1/19	3,735	3,751
Svenska Handelsbanken AB	2.875%	4/4/17	8,900	9,055
Svenska Handelsbanken AB	1.625%	3/21/18	10,095	10,048
Svenska Handelsbanken AB	2.500%	1/25/19	9,375	9,495
Svenska Handelsbanken AB	2.250%	6/17/19	5,700	5,707
Svenska Handelsbanken AB	2.400%	10/1/20	1,300	1,291
Synchrony Financial	1.875%	8/15/17	2,515	2,506
Synchrony Financial	2.600%	1/15/19	5,600	5,580
Synchrony Financial	3.000%	8/15/19	12,535	12,527
Synchrony Financial	2.700%	2/3/20	5,837	5,731
Toronto-Dominion Bank	1.125%	5/2/17	7,200	7,181
Toronto-Dominion Bank	1.625%	3/13/18	10,500	10,494
Toronto-Dominion Bank	1.400%	4/30/18	16,833	16,722
Toronto-Dominion Bank	1.750%	7/23/18	11,000	11,003
Toronto-Dominion Bank	2.625%	9/10/18	14,000	14,319
Toronto-Dominion Bank	2.125%	7/2/19	6,500	6,512
Toronto-Dominion Bank	2.250%	11/5/19	8,975	8,975
Toronto-Dominion Bank	2.500%	12/14/20	6,600	6,587
UBS AG	1.375%	6/1/17	8,600	8,561
UBS AG	1.375%	8/14/17	15,050	14,951
UBS AG	5.875%	12/20/17	1,550	1,673
UBS AG	1.800%	3/26/18	6,550	6,542
UBS AG	5.750%	4/25/18	1,401	1,518
UBS AG	2.375%	8/14/19	14,000	14,013
UBS AG	2.350%	3/26/20	9,550	9,535
UBS AG	4.875%	8/4/20	3,900	4,293
US Bancorp	1.650%	5/15/17	6,525	6,551
US Bancorp	1.950%	11/15/18	5,225	5,257
US Bancorp	2.200%	4/25/19	11,420	11,500
US Bank NA	1.100%	1/30/17	3,605	3,602
US Bank NA	1.350%	1/26/18	7,300	7,274
US Bank NA	2.125%	10/28/19	11,000	10,983
Wachovia Corp.	5.750%	6/15/17	10,834	11,473
Wachovia Corp.	5.750%	2/1/18	21,155	22,856
Wells Fargo & Co.	2.100%	5/8/17	4,303	4,346
Wells Fargo & Co.	1.150%	6/2/17	10,075	10,042
Wells Fargo & Co.	1.400%	9/8/17	13,838	13,796
Wells Fargo & Co.	5.625%	12/11/17	21,288	22,845
Wells Fargo & Co.	1.500%	1/16/18	8,977	8,940
Wells Fargo & Co.	2.150%	1/15/19	5,360	5,388
Wells Fargo & Co.	2.125%	4/22/19	19,124	19,140
Wells Fargo & Co.	2.150%	1/30/20	13,372	13,270
Wells Fargo & Co.	2.600%	7/22/20	26,200	26,202
Wells Fargo & Co.	2.550%	12/7/20	13,250	13,142
Wells Fargo Bank NA	6.000%	11/15/17	1,875	2,022
Westpac Banking Corp.	1.200%	5/19/17	6,550	6,532
Westpac Banking Corp.	2.000%	8/14/17	18,850	18,970
Westpac Banking Corp.	1.500%	12/1/17	3,675	3,673
Westpac Banking Corp.	1.600%	1/12/18	6,645	6,634
Westpac Banking Corp.	1.550%	5/25/18	450	447
Westpac Banking Corp.	2.250%	7/30/18	700	705
Westpac Banking Corp.	1.950%	11/23/18	8,000	7,986
Westpac Banking Corp.	2.250%	1/17/19	9,875	9,897
Westpac Banking Corp.	4.875%	11/19/19	6,865	7,494
Westpac Banking Corp.	2.300%	5/26/20	19,377	19,246
Westpac Banking Corp.	2.600%	11/23/20	10,000	9,994
Brokerage (0.2%)
Ameriprise Financial Inc.	7.300%	6/28/19	1,600	1,848
Ameriprise Financial Inc.	5.300%	3/15/20	3,775	4,185

10

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BGC Partners Inc.	5.375%	12/9/19	1,700	1,747
BlackRock Inc.	6.250%	9/15/17	1,785	1,928
BlackRock Inc.	5.000%	12/10/19	8,175	9,032
Charles Schwab Corp.	1.500%	3/10/18	2,175	2,166
Charles Schwab Corp.	2.200%	7/25/18	4,974	4,988
Charles Schwab Corp.	4.450%	7/22/20	1,250	1,364
Eaton Vance Corp.	6.500%	10/2/17	257	275
Franklin Resources Inc.	1.375%	9/15/17	2,675	2,671
Franklin Resources Inc.	4.625%	5/20/20	700	757
Intercontinental Exchange Inc.	2.500%	10/15/18	3,500	3,529
Intercontinental Exchange Inc.	2.750%	12/1/20	4,775	4,762
Jefferies Group LLC	5.125%	4/13/18	4,300	4,472
Jefferies Group LLC	8.500%	7/15/19	6,325	7,370
Lazard Group LLC	6.850%	6/15/17	572	607
Lazard Group LLC	4.250%	11/14/20	1,625	1,685
Legg Mason Inc.	2.700%	7/15/19	3,800	3,783
Nasdaq Inc.	5.250%	1/16/18	36	38
Nasdaq Inc.	5.550%	1/15/20	4,650	5,126
Nomura Holdings Inc.	2.750%	3/19/19	13,100	13,158
Nomura Holdings Inc.	6.700%	3/4/20	6,460	7,431
NYSE Euronext	2.000%	10/5/17	9,440	9,476
Raymond James Financial Inc.	8.600%	8/15/19	3,320	3,940
Stifel Financial Corp.	3.500%	12/1/20	1,975	1,947
TD Ameritrade Holding Corp.	5.600%	12/1/19	1,775	1,986
Finance Companies (0.5%)
Air Lease Corp.	5.625%	4/1/17	8,270	8,580
Air Lease Corp.	2.125%	1/15/18	2,925	2,874
Air Lease Corp.	2.625%	9/4/18	2,140	2,119
Air Lease Corp.	3.375%	1/15/19	8,525	8,578
Air Lease Corp.	4.750%	3/1/20	100	105
Ares Capital Corp.	4.875%	11/30/18	8,000	8,282
Ares Capital Corp.	3.875%	1/15/20	2,000	2,032
FS Investment Corp.	4.000%	7/15/19	3,850	3,834
FS Investment Corp.	4.250%	1/15/20	775	778
GATX Corp.	1.250%	3/4/17	2,017	1,997
GATX Corp.	2.375%	7/30/18	1,450	1,442
GATX Corp.	2.500%	7/30/19	1,470	1,447
GATX Corp.	2.600%	3/30/20	2,925	2,849
5 GE Capital International Funding Co	0.964%	4/15/16	66,679	66,702
5 GE Capital International Funding Co	2.342%	11/15/20	68,975	68,420
5 International Lease Finance Corp.	7.125%	9/1/18	12,000	13,155
Prospect Capital Corp.	5.000%	7/15/19	1,750	1,759
Insurance (1.0%)
ACE INA Holdings Inc.	5.700%	2/15/17	1,713	1,796
ACE INA Holdings Inc.	5.800%	3/15/18	1,500	1,628
ACE INA Holdings Inc.	5.900%	6/15/19	2,450	2,745
ACE INA Holdings Inc.	2.300%	11/3/20	5,125	5,072
AEGON Funding Co. LLC	5.750%	12/15/20	2,443	2,774
Aetna Inc.	1.750%	5/15/17	3,100	3,102
Aetna Inc.	1.500%	11/15/17	10,025	10,000
Aetna Inc.	2.200%	3/15/19	2,525	2,513
Aflac Inc.	2.650%	2/15/17	9,355	9,477
Aflac Inc.	2.400%	3/16/20	3,500	3,493
Allied World Assurance Co. Ltd.	5.500%	11/15/20	1,375	1,497
4 Allstate Corp.	6.125%	5/15/67	5,150	5,150
Alterra Finance LLC	6.250%	9/30/20	5,145	5,779
American Financial Group Inc.	9.875%	6/15/19	2,130	2,584
American International Group Inc.	5.850%	1/16/18	9,300	10,009
American International Group Inc.	2.300%	7/16/19	15,400	15,272
American International Group Inc.	3.375%	8/15/20	1,350	1,386
American International Group Inc.	6.400%	12/15/20	4,600	5,302
Anthem Inc.	2.375%	2/15/17	1,350	1,362
Anthem Inc.	5.875%	6/15/17	3,118	3,295

11

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anthem Inc.	1.875%	1/15/18	2,025	2,017
Anthem Inc.	7.000%	2/15/19	1,080	1,213
Anthem Inc.	2.250%	8/15/19	8,275	8,224
Anthem Inc.	4.350%	8/15/20	7,800	8,261
Aon Corp.	5.000%	9/30/20	1,825	1,989
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	1,225	1,339
Assurant Inc.	2.500%	3/15/18	700	700
Axis Specialty Finance LLC	5.875%	6/1/20	10,638	11,775
AXIS Specialty Finance plc	2.650%	4/1/19	4,901	4,874
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	16,095	16,174
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	9,850	10,687
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	3,160	3,204
Berkshire Hathaway Inc.	1.900%	1/31/17	11,543	11,645
Berkshire Hathaway Inc.	1.550%	2/9/18	2,870	2,873
Berkshire Hathaway Inc.	2.100%	8/14/19	10,475	10,530
Chubb Corp.	5.750%	5/15/18	14,015	15,234
4 Chubb Corp.	6.375%	3/29/67	5,325	5,105
Cigna Corp.	5.125%	6/15/20	425	463
Cigna Corp.	4.375%	12/15/20	950	1,005
CNA Financial Corp.	7.350%	11/15/19	375	433
CNA Financial Corp.	5.875%	8/15/20	2,000	2,228
Coventry Health Care Inc.	5.950%	3/15/17	1,265	1,329
Hartford Financial Services Group Inc.	5.500%	10/15/16	3,750	3,875
Hartford Financial Services Group Inc.	5.375%	3/15/17	525	547
Hartford Financial Services Group Inc.	6.300%	3/15/18	930	1,013
Hartford Financial Services Group Inc.	6.000%	1/15/19	3,125	3,435
Hartford Financial Services Group Inc.	5.500%	3/30/20	2,429	2,681
Humana Inc.	7.200%	6/15/18	2,325	2,600
Humana Inc.	2.625%	10/1/19	1,500	1,500
Lincoln National Corp.	8.750%	7/1/19	5,025	6,036
Lincoln National Corp.	6.250%	2/15/20	2,350	2,638
4 Lincoln National Corp.	6.050%	4/20/67	1,000	785
Loews Corp.	5.250%	3/15/16	1,275	1,286
Manulife Financial Corp.	4.900%	9/17/20	3,225	3,509
Marsh & McLennan Cos. Inc.	2.300%	4/1/17	1,100	1,109
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	400	404
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	5,700	5,682
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	2,400	2,377
MetLife Inc.	1.756%	12/15/17	3,104	3,105
MetLife Inc.	1.903%	12/15/17	15,350	15,426
MetLife Inc.	6.817%	8/15/18	5,968	6,718
MetLife Inc.	7.717%	2/15/19	1,604	1,868
PartnerRe Finance B LLC	5.500%	6/1/20	3,100	3,397
Principal Financial Group Inc.	1.850%	11/15/17	1,016	1,018
Principal Financial Group Inc.	8.875%	5/15/19	1,710	2,047
4 Principal Financial Group Inc.	4.700%	5/15/55	4,000	3,989
4 Progressive Corp.	6.700%	6/15/67	3,775	3,780
Protective Life Corp.	7.375%	10/15/19	1,600	1,851
Prudential Financial Inc.	6.100%	6/15/17	562	595
Prudential Financial Inc.	6.000%	12/1/17	4,625	4,969
Prudential Financial Inc.	2.300%	8/15/18	2,200	2,214
Prudential Financial Inc.	7.375%	6/15/19	4,695	5,449
Prudential Financial Inc.	2.350%	8/15/19	6,840	6,817
Prudential Financial Inc.	5.375%	6/21/20	3,700	4,107
Prudential Financial Inc.	4.500%	11/15/20	1,800	1,931
4 Prudential Financial Inc.	8.875%	6/15/68	2,781	3,129
Reinsurance Group of America Inc.	6.450%	11/15/19	1,850	2,082
4 StanCorp Financial Group Inc.	6.900%	6/1/67	1,000	830
Torchmark Corp.	9.250%	6/15/19	1,500	1,814
Travelers Cos. Inc.	5.800%	5/15/18	2,825	3,090
Travelers Cos. Inc.	5.900%	6/2/19	1,756	1,977
UnitedHealth Group Inc.	6.000%	6/15/17	2,875	3,063
UnitedHealth Group Inc.	1.450%	7/17/17	7,513	7,510
UnitedHealth Group Inc.	1.400%	10/15/17	3,022	3,015

12

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UnitedHealth Group Inc.	1.400%	12/15/17	3,075	3,065
UnitedHealth Group Inc.	6.000%	2/15/18	7,550	8,209
UnitedHealth Group Inc.	1.900%	7/16/18	8,200	8,239
UnitedHealth Group Inc.	1.625%	3/15/19	4,000	3,958
UnitedHealth Group Inc.	2.300%	12/15/19	3,125	3,137
UnitedHealth Group Inc.	2.700%	7/15/20	9,650	9,753
UnitedHealth Group Inc.	3.875%	10/15/20	175	185
Unum Group	5.625%	9/15/20	1,150	1,262
Voya Financial Inc.	2.900%	2/15/18	7,155	7,232
Willis North America Inc.	6.200%	3/28/17	2,707	2,825
WR Berkley Corp.	7.375%	9/15/19	100	116
XLIT Ltd.	2.300%	12/15/18	1,376	1,376
4 XLIT Ltd.	6.500%	10/29/49	8,688	6,310
Other Finance (0.0%)
ORIX Corp.	3.750%	3/9/17	2,950	3,003

Real Estate Investment Trusts (0.5%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	2,598	2,560
American Campus Communities Operating Partnership
LP	3.350%	10/1/20	1,600	1,601
AvalonBay Communities Inc.	5.700%	3/15/17	35	37
AvalonBay Communities Inc.	3.625%	10/1/20	4,345	4,517
BioMed Realty LP	2.625%	5/1/19	2,513	2,439
Boston Properties LP	3.700%	11/15/18	5,450	5,645
Boston Properties LP	5.875%	10/15/19	600	666
Boston Properties LP	5.625%	11/15/20	9,135	10,168
Brandywine Operating Partnership LP	5.700%	5/1/17	5,275	5,497
Brandywine Operating Partnership LP	4.950%	4/15/18	1,926	2,016
DDR Corp.	7.875%	9/1/20	1,500	1,796
5 Digital Delta Holdings LLC	3.400%	10/1/20	1,700	1,703
Digital Realty Trust LP	5.250%	3/15/21	5,775	6,248
Equity CommonWealth	6.250%	6/15/17	2,200	2,273
Equity CommonWealth	6.650%	1/15/18	2,860	3,027
ERP Operating LP	5.750%	6/15/17	5,019	5,300
ERP Operating LP	2.375%	7/1/19	4,725	4,739
Essex Portfolio LP	5.500%	3/15/17	2,175	2,264
Federal Realty Investment Trust	2.550%	1/15/21	600	596
HCP Inc.	6.000%	1/30/17	5,000	5,208
HCP Inc.	5.625%	5/1/17	1,300	1,360
HCP Inc.	6.700%	1/30/18	12,410	13,504
HCP Inc.	2.625%	2/1/20	4,053	3,991
Hospitality Properties Trust	5.625%	3/15/17	2,590	2,679
Hospitality Properties Trust	6.700%	1/15/18	2,000	2,116
Kilroy Realty LP	4.800%	7/15/18	5,050	5,274
Kimco Realty Corp.	5.700%	5/1/17	9,998	10,499
Kimco Realty Corp.	4.300%	2/1/18	1,250	1,303
Liberty Property LP	6.625%	10/1/17	318	341
Liberty Property LP	4.750%	10/1/20	1,950	2,074
Mack-Cali Realty LP	2.500%	12/15/17	1,800	1,799
Mack-Cali Realty LP	7.750%	8/15/19	6,250	6,946
National Retail Properties Inc.	6.875%	10/15/17	4,000	4,317
ProLogis LP	2.750%	2/15/19	5,000	5,049
Realty Income Corp.	2.000%	1/31/18	4,300	4,300
Realty Income Corp.	6.750%	8/15/19	3,275	3,722
Regency Centers LP	5.875%	6/15/17	1,312	1,383
Select Income REIT	2.850%	2/1/18	4,650	4,644
Select Income REIT	3.600%	2/1/20	234	236
Senior Housing Properties Trust	3.250%	5/1/19	9,605	9,563
Simon Property Group LP	5.250%	12/1/16	6,225	6,370
Simon Property Group LP	2.800%	1/30/17	4,536	4,596
Simon Property Group LP	2.150%	9/15/17	3,935	3,971
Simon Property Group LP	2.200%	2/1/19	4,000	4,019
Simon Property Group LP	5.650%	2/1/20	4,425	4,958

13

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	2.500%	9/1/20	3,200	3,208
SL Green Realty Corp.	7.750%	3/15/20	2,500	2,923
Tanger Properties LP	6.125%	6/1/20	2,500	2,826
UDR Inc.	4.250%	6/1/18	850	888
Ventas Realty LP	1.250%	4/17/17	4,775	4,740
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	8,100	8,076
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	2,740	2,851
Vornado Realty LP	2.500%	6/30/19	4,000	3,942
Washington Prime Group LP	3.850%	4/1/20	1,525	1,539
Washington REIT	4.950%	10/1/20	1,700	1,807
Welltower Inc.	4.700%	9/15/17	50	52
Welltower Inc.	2.250%	3/15/18	8,514	8,493
Welltower Inc.	4.125%	4/1/19	1,656	1,728
Welltower Inc.	6.125%	4/15/20	2,802	3,138
				4,653,851
Industrial (14.0%)
Basic Industry (0.8%)
Agrium Inc.	6.750%	1/15/19	1,250	1,395
Airgas Inc.	1.650%	2/15/18	1,690	1,675
Airgas Inc.	3.050%	8/1/20	3,500	3,529
Albemarle Corp.	3.000%	12/1/19	1,500	1,473
Albemarle Corp.	4.500%	12/15/20	1,725	1,783
Barrick Gold Corp.	6.950%	4/1/19	2,346	2,426
Barrick North America Finance LLC	6.800%	9/15/18	825	883
Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	3,525	3,568
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	15,326	15,239
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,675	1,741
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	12,065	11,844
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	7,625	8,396
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,100	2,366
CF Industries Inc.	6.875%	5/1/18	6,482	7,017
CF Industries Inc.	7.125%	5/1/20	2,815	3,170
Dow Chemical Co.	8.550%	5/15/19	15,246	17,978
Eastman Chemical Co.	2.400%	6/1/17	18,572	18,701
Eastman Chemical Co.	2.700%	1/15/20	5,680	5,620
Ecolab Inc.	1.450%	12/8/17	3,725	3,690
Ecolab Inc.	1.550%	1/12/18	1,500	1,487
Ecolab Inc.	2.250%	1/12/20	2,000	1,986
EI du Pont de Nemours & Co.	6.000%	7/15/18	11,025	12,000
Freeport-McMoRan Inc.	2.150%	3/1/17	9,020	8,050
Freeport-McMoRan Inc.	2.300%	11/14/17	3,000	2,558
Freeport-McMoRan Inc.	2.375%	3/15/18	11,725	9,321
Freeport-McMoRan Inc.	3.100%	3/15/20	2,400	1,548
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc.	6.500%	11/15/20	1,367	882
Goldcorp Inc.	2.125%	3/15/18	7,621	7,391
International Paper Co.	7.950%	6/15/18	6,098	6,902
International Paper Co.	9.375%	5/15/19	35	42
Lubrizol Corp.	8.875%	2/1/19	575	687
LyondellBasell Industries NV	5.000%	4/15/19	14,875	15,815
Methanex Corp.	3.250%	12/15/19	2,240	2,142
Monsanto Co.	1.150%	6/30/17	8,996	8,934
Monsanto Co.	5.125%	4/15/18	925	989
Monsanto Co.	1.850%	11/15/18	825	820
Monsanto Co.	2.125%	7/15/19	16,550	16,520
Newmont Mining Corp.	5.125%	10/1/19	1,925	2,011
Nucor Corp.	5.750%	12/1/17	5,683	6,006
Nucor Corp.	5.850%	6/1/18	2,843	3,042
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	1,225	1,253
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,075	1,209
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	1,800	1,957
PPG Industries Inc.	2.300%	11/15/19	10,000	9,924
PPG Industries Inc.	3.600%	11/15/20	6,350	6,553
Praxair Inc.	5.200%	3/15/17	1,250	1,306

14

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Praxair Inc.	1.050%	11/7/17	7,160	7,095
Praxair Inc.	1.250%	11/7/18	2,500	2,467
Praxair Inc.	2.250%	9/24/20	100	100
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	11,413	12,363
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	6,300	7,372
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	2,475	2,429
Rio Tinto Finance USA plc	2.000%	3/22/17	10,700	10,645
Rio Tinto Finance USA plc	1.625%	8/21/17	2,500	2,458
Rio Tinto Finance USA plc	2.250%	12/14/18	4,430	4,318
Rock-Tenn Co.	4.450%	3/1/19	5,000	5,218
Rock-Tenn Co.	3.500%	3/1/20	2,634	2,666
Rohm & Haas Co.	6.000%	9/15/17	1,000	1,067
RPM International Inc.	6.500%	2/15/18	1,510	1,623
RPM International Inc.	6.125%	10/15/19	325	356
Southern Copper Corp.	5.375%	4/16/20	2,600	2,698
Vale Overseas Ltd.	6.250%	1/23/17	10,150	10,074
Vale Overseas Ltd.	5.625%	9/15/19	3,025	2,726
Vale Overseas Ltd.	4.625%	9/15/20	8,650	7,212
Valspar Corp.	7.250%	6/15/19	863	975
Capital Goods (1.4%)
3M Co.	1.000%	6/26/17	3,000	2,998
3M Co.	1.375%	8/7/18	3,100	3,094
3M Co.	2.000%	8/7/20	3,100	3,102
Acuity Brands Lighting Inc.	6.000%	12/15/19	675	735
Bemis Co. Inc.	6.800%	8/1/19	500	566
Boeing Capital Corp.	2.900%	8/15/18	11	11
Boeing Capital Corp.	4.700%	10/27/19	6,695	7,347
Boeing Co.	0.950%	5/15/18	5,800	5,733
Boeing Co.	6.000%	3/15/19	3,425	3,841
Boeing Co.	4.875%	2/15/20	4,125	4,606
Boeing Co.	1.650%	10/30/20	4,000	3,909
Caterpillar Financial Services Corp.	1.000%	3/3/17	8,524	8,497
Caterpillar Financial Services Corp.	1.625%	6/1/17	13,650	13,697
Caterpillar Financial Services Corp.	1.250%	8/18/17	8	8
Caterpillar Financial Services Corp.	1.250%	11/6/17	9,872	9,850
Caterpillar Financial Services Corp.	1.300%	3/1/18	5,750	5,701
Caterpillar Financial Services Corp.	5.450%	4/15/18	4,650	5,029
Caterpillar Financial Services Corp.	2.450%	9/6/18	2,800	2,842
Caterpillar Financial Services Corp.	1.800%	11/13/18	4,000	4,004
Caterpillar Financial Services Corp.	7.150%	2/15/19	8,358	9,573
Caterpillar Financial Services Corp.	2.100%	6/9/19	1,750	1,749
Caterpillar Financial Services Corp.	2.250%	12/1/19	500	500
Caterpillar Financial Services Corp.	2.000%	3/5/20	4,850	4,806
Caterpillar Financial Services Corp.	2.500%	11/13/20	3,500	3,494
Caterpillar Inc.	1.500%	6/26/17	5,889	5,901
Caterpillar Inc.	7.900%	12/15/18	1,020	1,193
Cooper US Inc.	6.100%	7/1/17	515	549
Crane Co.	2.750%	12/15/18	6,906	6,886
CRH America Inc.	8.125%	7/15/18	1,000	1,138
Danaher Corp.	2.300%	6/23/16	1,500	1,509
Danaher Corp.	5.625%	1/15/18	950	1,025
Danaher Corp.	1.650%	9/15/18	6,000	5,994
Danaher Corp.	5.400%	3/1/19	2,305	2,534
Danaher Corp.	2.400%	9/15/20	6,000	6,000
Eaton Corp.	1.500%	11/2/17	9,570	9,511
Eaton Corp.	5.600%	5/15/18	7,725	8,355
Eaton Corp.	6.950%	3/20/19	1,028	1,167
Eaton Electric Holdings LLC	3.875%	12/15/20	1,500	1,556
Emerson Electric Co.	4.875%	10/15/19	3,720	4,086
Emerson Electric Co.	4.250%	11/15/20	825	891
Fortune Brands Home & Security Inc.	3.000%	6/15/20	3,000	2,994
4 GE Capital Trust I	6.375%	11/15/67	4,810	5,008
General Dynamics Corp.	1.000%	11/15/17	5,958	5,940

15

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	1.000%	1/8/16	6,180	6,180
General Electric Capital Corp.	5.625%	9/15/17	4,095	4,379
General Electric Capital Corp.	6.000%	8/7/19	3,193	3,609
General Electric Capital Corp.	2.100%	12/11/19	2,925	2,917
General Electric Capital Corp.	5.500%	1/8/20	7,476	8,387
General Electric Capital Corp.	2.200%	1/9/20	13,736	13,753
General Electric Capital Corp.	5.550%	5/4/20	7,556	8,562
General Electric Capital Corp.	4.375%	9/16/20	2,048	2,228
4 General Electric Capital Corp.	6.375%	11/15/67	10,225	10,647
General Electric Co.	5.250%	12/6/17	34,950	37,345
Harris Corp.	1.999%	4/27/18	7,550	7,470
Harris Corp.	2.700%	4/27/20	7,042	6,907
Harris Corp.	4.400%	12/15/20	2,525	2,638
Honeywell International Inc.	5.300%	3/1/18	12,106	13,066
Honeywell International Inc.	5.000%	2/15/19	8,918	9,769
Illinois Tool Works Inc.	1.950%	3/1/19	2,757	2,763
Illinois Tool Works Inc.	6.250%	4/1/19	2,675	3,015
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	11,995	13,248
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	1,150	1,160
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	1,500	1,476
John Deere Capital Corp.	2.000%	1/13/17	2,008	2,033
John Deere Capital Corp.	1.400%	3/15/17	8,039	8,053
John Deere Capital Corp.	1.125%	6/12/17	6,110	6,097
John Deere Capital Corp.	2.800%	9/18/17	1,319	1,348
John Deere Capital Corp.	1.200%	10/10/17	3,112	3,097
John Deere Capital Corp.	1.550%	12/15/17	6,614	6,618
John Deere Capital Corp.	1.350%	1/16/18	2,200	2,191
John Deere Capital Corp.	1.300%	3/12/18	600	595
John Deere Capital Corp.	5.350%	4/3/18	470	508
John Deere Capital Corp.	1.600%	7/13/18	2,650	2,642
John Deere Capital Corp.	1.750%	8/10/18	3,200	3,200
John Deere Capital Corp.	1.950%	12/13/18	14,325	14,355
John Deere Capital Corp.	1.950%	3/4/19	13,155	13,099
John Deere Capital Corp.	2.250%	4/17/19	5,685	5,712
John Deere Capital Corp.	2.300%	9/16/19	2,500	2,500
John Deere Capital Corp.	2.050%	3/10/20	4,400	4,348
John Deere Capital Corp.	2.375%	7/14/20	2,500	2,493
John Deere Capital Corp.	2.450%	9/11/20	2,600	2,596
Kennametal Inc.	2.650%	11/1/19	3,400	3,368
L-3 Communications Corp.	1.500%	5/28/17	7,600	7,521
L-3 Communications Corp.	5.200%	10/15/19	6,925	7,338
L-3 Communications Corp.	4.750%	7/15/20	4,427	4,610
Lockheed Martin Corp.	1.850%	11/23/18	4,450	4,441
Lockheed Martin Corp.	4.250%	11/15/19	5,285	5,664
Lockheed Martin Corp.	2.500%	11/23/20	9,800	9,765
Martin Marietta Materials Inc.	6.600%	4/15/18	100	108
Northrop Grumman Corp.	1.750%	6/1/18	2,375	2,355
Parker Hannifin Corp.	5.500%	5/15/18	35	38
Pentair Finance SA	1.875%	9/15/17	3,200	3,165
Pentair Finance SA	2.900%	9/15/18	275	274
Pentair Finance SA	3.625%	9/15/20	3,200	3,181
Precision Castparts Corp.	1.250%	1/15/18	7,225	7,175
Precision Castparts Corp.	2.250%	6/15/20	3,550	3,531
Raytheon Co.	6.750%	3/15/18	3,000	3,324
Raytheon Co.	6.400%	12/15/18	500	563
Raytheon Co.	3.125%	10/15/20	2,465	2,540
Republic Services Inc.	3.800%	5/15/18	6,542	6,780
Republic Services Inc.	5.500%	9/15/19	4,175	4,589
Republic Services Inc.	5.000%	3/1/20	5,543	6,023
Rockwell Automation Inc.	2.050%	3/1/20	5,850	5,795
Roper Technologies Inc.	1.850%	11/15/17	7,821	7,795
Roper Technologies Inc.	2.050%	10/1/18	11,050	10,983
Roper Technologies Inc.	6.250%	9/1/19	1,000	1,111
Roper Technologies Inc.	3.000%	12/15/20	4,000	3,989

16

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Stanley Black & Decker Inc.	5.750%	12/15/53	2,190	2,302
Textron Inc.	5.600%	12/1/17	1,000	1,062
Textron Inc.	7.250%	10/1/19	1,070	1,219
United Technologies Corp.	1.800%	6/1/17	15,667	15,740
United Technologies Corp.	5.375%	12/15/17	4,410	4,740
United Technologies Corp.	6.125%	2/1/19	3,795	4,234
United Technologies Corp.	4.500%	4/15/20	9,675	10,574
Valmont Industries Inc.	6.625%	4/20/20	464	514
Waste Management Inc.	6.100%	3/15/18	9,410	10,256
Waste Management Inc.	4.750%	6/30/20	3,500	3,794
Xylem Inc.	3.550%	9/20/16	120	122
Communication (1.7%)
21st Century Fox America Inc.	6.900%	3/1/19	6,550	7,438
21st Century Fox America Inc.	5.650%	8/15/20	7,683	8,638
America Movil SAB de CV	5.000%	3/30/20	12,603	13,679
American Tower Corp.	4.500%	1/15/18	13,510	14,095
American Tower Corp.	3.400%	2/15/19	6,000	6,139
American Tower Corp.	2.800%	6/1/20	3,025	2,992
American Tower Corp.	5.050%	9/1/20	2,370	2,557
AT&T Inc.	1.600%	2/15/17	15,872	15,895
AT&T Inc.	1.700%	6/1/17	11,922	11,949
AT&T Inc.	1.400%	12/1/17	10,175	10,123
AT&T Inc.	5.500%	2/1/18	19,234	20,565
AT&T Inc.	5.600%	5/15/18	5,400	5,870
AT&T Inc.	2.375%	11/27/18	3,650	3,678
AT&T Inc.	2.300%	3/11/19	11,600	11,611
AT&T Inc.	2.450%	6/30/20	21,900	21,626
British Telecommunications plc	1.250%	2/14/17	1,150	1,144
British Telecommunications plc	5.950%	1/15/18	5,625	6,066
British Telecommunications plc	2.350%	2/14/19	11,775	11,802
CBS Corp.	1.950%	7/1/17	1,050	1,050
CBS Corp.	2.300%	8/15/19	11,575	11,445
CBS Corp.	5.750%	4/15/20	910	1,005
CC Holdings GS V LLC / Crown Castle GS III Corp.	2.381%	12/15/17	2,555	2,561
5 CCO Safari II LLC	3.579%	7/23/20	15,250	15,155
Comcast Cable Communications LLC	8.875%	5/1/17	3,510	3,849
Comcast Corp.	6.500%	1/15/17	4,009	4,220
Comcast Corp.	6.300%	11/15/17	4,976	5,411
Comcast Corp.	5.875%	2/15/18	7,650	8,320
Comcast Corp.	5.700%	5/15/18	9,436	10,321
Comcast Corp.	5.150%	3/1/20	5,703	6,367
Deutsche Telekom International Finance BV	6.750%	8/20/18	6,745	7,557
Deutsche Telekom International Finance BV	6.000%	7/8/19	4,150	4,606
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	9,926	10,016
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	8,260	8,235
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	5,800	6,457
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	9,196	9,961
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	6,830	7,228
Discovery Communications LLC	5.625%	8/15/19	750	816
Discovery Communications LLC	5.050%	6/1/20	6,775	7,212
Historic TW Inc.	6.875%	6/15/18	820	911
Interpublic Group of Cos. Inc.	2.250%	11/15/17	260	260
McGraw Hill Financial Inc.	2.500%	8/15/18	3,100	3,122
McGraw Hill Financial Inc.	3.300%	8/14/20	4,300	4,339
Moody's Corp.	2.750%	7/15/19	5,850	5,909
NBCUniversal Media LLC	5.150%	4/30/20	14,472	16,165
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	2,487	2,478
Omnicom Group Inc.	6.250%	7/15/19	5,035	5,654
Omnicom Group Inc.	4.450%	8/15/20	5,900	6,289
Orange SA	2.750%	2/6/19	16,325	16,575
Orange SA	5.375%	7/8/19	4,025	4,409
Qwest Corp.	6.500%	6/1/17	5,050	5,346
Rogers Communications Inc.	6.800%	8/15/18	8,814	9,850

17

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Scripps Networks Interactive Inc.	2.750%	11/15/19	2,850	2,805
Scripps Networks Interactive Inc.	2.800%	6/15/20	3,650	3,561
Telefonica Emisiones SAU	6.221%	7/3/17	4,780	5,072
Telefonica Emisiones SAU	3.192%	4/27/18	18,100	18,427
Telefonica Emisiones SAU	5.134%	4/27/20	9,452	10,332
Thomson Reuters Corp.	1.300%	2/23/17	7,918	7,873
Thomson Reuters Corp.	1.650%	9/29/17	4,014	3,994
Thomson Reuters Corp.	6.500%	7/15/18	2,055	2,269
Thomson Reuters Corp.	4.700%	10/15/19	50	54
Time Warner Cable Inc.	5.850%	5/1/17	8,950	9,360
Time Warner Cable Inc.	6.750%	7/1/18	25,925	28,387
Time Warner Cable Inc.	8.750%	2/14/19	8,941	10,354
Time Warner Cable Inc.	8.250%	4/1/19	2,055	2,361
Time Warner Cable Inc.	5.000%	2/1/20	5,135	5,435
Time Warner Inc.	2.100%	6/1/19	5,175	5,138
Time Warner Inc.	4.875%	3/15/20	8,795	9,512
Verizon Communications Inc.	1.350%	6/9/17	30	30
Verizon Communications Inc.	1.100%	11/1/17	5,455	5,437
Verizon Communications Inc.	5.500%	2/15/18	12,471	13,425
Verizon Communications Inc.	6.100%	4/15/18	4,275	4,671
Verizon Communications Inc.	3.650%	9/14/18	35,912	37,478
Verizon Communications Inc.	6.350%	4/1/19	13,275	14,934
Verizon Communications Inc.	2.625%	2/21/20	22,226	22,327
Verizon Communications Inc.	4.500%	9/15/20	19,410	20,870
Viacom Inc.	2.500%	12/15/16	1,425	1,428
Viacom Inc.	3.500%	4/1/17	3,900	3,969
Viacom Inc.	2.500%	9/1/18	6,000	5,998
Viacom Inc.	2.200%	4/1/19	12,000	11,728
Viacom Inc.	5.625%	9/15/19	1,000	1,081
Vodafone Group plc	5.625%	2/27/17	8,786	9,179
Vodafone Group plc	1.625%	3/20/17	5,220	5,213
Vodafone Group plc	1.250%	9/26/17	4,770	4,725
Vodafone Group plc	1.500%	2/19/18	7,000	6,935
Vodafone Group plc	4.625%	7/15/18	5,320	5,628
Vodafone Group plc	5.450%	6/10/19	9,681	10,654
Walt Disney Co.	1.125%	2/15/17	8,256	8,261
Walt Disney Co.	0.875%	5/30/17	6,200	6,185
Walt Disney Co.	1.100%	12/1/17	11,776	11,742
Walt Disney Co.	1.500%	9/17/18	550	549
Walt Disney Co.	1.850%	5/30/19	6,450	6,463
Walt Disney Co.	2.150%	9/17/20	4,600	4,590
Consumer Cyclical (2.0%)
Advance Auto Parts Inc.	5.750%	5/1/20	850	927
Alibaba Group Holding Ltd.	1.625%	11/28/17	7,600	7,520
Alibaba Group Holding Ltd.	2.500%	11/28/19	16,200	15,867
Amazon.com Inc.	1.200%	11/29/17	4,700	4,688
Amazon.com Inc.	2.600%	12/5/19	9,250	9,396
American Honda Finance Corp.	1.200%	7/14/17	2,650	2,638
American Honda Finance Corp.	1.550%	12/11/17	10,884	10,885
American Honda Finance Corp.	1.500%	3/13/18	3,150	3,129
American Honda Finance Corp.	1.600%	7/13/18	5,325	5,294
American Honda Finance Corp.	2.125%	10/10/18	7,100	7,149
American Honda Finance Corp.	2.250%	8/15/19	9,175	9,223
American Honda Finance Corp.	2.450%	9/24/20	6,375	6,387
Automatic Data Processing Inc.	2.250%	9/15/20	6,800	6,821
AutoNation Inc.	6.750%	4/15/18	2,500	2,726
AutoNation Inc.	5.500%	2/1/20	1,620	1,755
AutoZone Inc.	1.300%	1/13/17	3,575	3,571
AutoZone Inc.	7.125%	8/1/18	3,975	4,457
AutoZone Inc.	4.000%	11/15/20	275	289
Block Financial LLC	4.125%	10/1/20	2,450	2,481
BorgWarner Inc.	4.625%	9/15/20	450	483
Brinker International Inc.	2.600%	5/15/18	1,625	1,620

18

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Carnival Corp.	1.875%	12/15/17	3,200	3,196
Carnival Corp.	3.950%	10/15/20	2,400	2,530
Costco Wholesale Corp.	5.500%	3/15/17	4,961	5,220
Costco Wholesale Corp.	1.125%	12/15/17	7,700	7,693
Costco Wholesale Corp.	1.700%	12/15/19	4,525	4,486
Costco Wholesale Corp.	1.750%	2/15/20	3,475	3,445
CVS Health Corp.	5.750%	6/1/17	3,062	3,241
CVS Health Corp.	1.900%	7/20/18	17,751	17,733
CVS Health Corp.	2.250%	12/5/18	9,500	9,548
CVS Health Corp.	2.250%	8/12/19	9,030	9,021
CVS Health Corp.	4.750%	5/18/20	725	782
CVS Health Corp.	2.800%	7/20/20	22,525	22,632
Delphi Automotive plc	3.150%	11/19/20	3,400	3,393
Dollar General Corp.	4.125%	7/15/17	5,648	5,809
eBay Inc.	1.350%	7/15/17	4,693	4,660
eBay Inc.	2.200%	8/1/19	8,825	8,718
eBay Inc.	3.250%	10/15/20	500	505
Expedia Inc.	7.456%	8/15/18	3,250	3,624
Expedia Inc.	5.950%	8/15/20	10,722	11,698
Ford Motor Co.	6.500%	8/1/18	1,392	1,538
Ford Motor Credit Co. LLC	4.250%	2/3/17	7,125	7,282
Ford Motor Credit Co. LLC	1.461%	3/27/17	4,200	4,161
Ford Motor Credit Co. LLC	3.000%	6/12/17	12,418	12,485
Ford Motor Credit Co. LLC	6.625%	8/15/17	7,800	8,320
Ford Motor Credit Co. LLC	1.724%	12/6/17	9,500	9,352
Ford Motor Credit Co. LLC	2.145%	1/9/18	12,239	12,174
Ford Motor Credit Co. LLC	2.375%	1/16/18	24,969	24,915
Ford Motor Credit Co. LLC	5.000%	5/15/18	12,906	13,511
Ford Motor Credit Co. LLC	2.240%	6/15/18	7,200	7,113
Ford Motor Credit Co. LLC	2.875%	10/1/18	6,305	6,315
Ford Motor Credit Co. LLC	2.375%	3/12/19	4,050	3,991
Ford Motor Credit Co. LLC	2.597%	11/4/19	5,800	5,696
Ford Motor Credit Co. LLC	8.125%	1/15/20	8,100	9,542
Ford Motor Credit Co. LLC	2.459%	3/27/20	550	534
Ford Motor Credit Co. LLC	3.157%	8/4/20	5,850	5,820
General Motors Co.	3.500%	10/2/18	5,600	5,656
General Motors Financial Co. Inc.	2.625%	7/10/17	2,237	2,243
General Motors Financial Co. Inc.	4.750%	8/15/17	6,038	6,242
General Motors Financial Co. Inc.	3.000%	9/25/17	6,524	6,557
General Motors Financial Co. Inc.	3.250%	5/15/18	4,070	4,095
General Motors Financial Co. Inc.	6.750%	6/1/18	7,325	7,938
General Motors Financial Co. Inc.	3.100%	1/15/19	15,500	15,539
General Motors Financial Co. Inc.	3.500%	7/10/19	7,750	7,769
General Motors Financial Co. Inc.	3.150%	1/15/20	5,190	5,119
General Motors Financial Co. Inc.	3.200%	7/13/20	17,857	17,545
General Motors Financial Co. Inc.	3.700%	11/24/20	10,000	10,000
Home Depot Inc.	2.250%	9/10/18	8,075	8,252
Home Depot Inc.	2.000%	6/15/19	8,555	8,615
Home Depot Inc.	3.950%	9/15/20	1,300	1,397
Johnson Controls Inc.	1.400%	11/2/17	5,825	5,764
Johnson Controls Inc.	5.000%	3/30/20	1,575	1,692
Lowe's Cos. Inc.	1.625%	4/15/17	6,625	6,664
Lowe's Cos. Inc.	4.625%	4/15/20	3,900	4,234
Macy's Retail Holdings Inc.	7.450%	7/15/17	1,000	1,078
Macy's Retail Holdings Inc.	3.450%	1/15/21	1,000	995
Marriott International Inc.	6.375%	6/15/17	1,310	1,399
Marriott International Inc.	3.000%	3/1/19	1,500	1,520
Marriott International Inc.	3.375%	10/15/20	3,575	3,642
MasterCard Inc.	2.000%	4/1/19	4,225	4,245
McDonald's Corp.	5.300%	3/15/17	873	911
McDonald's Corp.	5.800%	10/15/17	4,021	4,288
McDonald's Corp.	5.350%	3/1/18	6,594	7,070
McDonald's Corp.	2.100%	12/7/18	4,800	4,801
McDonald's Corp.	1.875%	5/29/19	3,445	3,415

19

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McDonald's Corp.	3.500%	7/15/20	750	774
McDonald's Corp.	2.750%	12/9/20	12,006	11,996
Nordstrom Inc.	6.250%	1/15/18	4,854	5,267
Nordstrom Inc.	4.750%	5/1/20	2,825	3,055
PACCAR Financial Corp.	1.600%	3/15/17	1,350	1,353
PACCAR Financial Corp.	1.100%	6/6/17	4,900	4,876
PACCAR Financial Corp.	1.400%	11/17/17	1,260	1,256
PACCAR Financial Corp.	1.450%	3/9/18	2,450	2,434
PACCAR Financial Corp.	1.400%	5/18/18	2,000	1,981
PACCAR Financial Corp.	1.750%	8/14/18	1,250	1,248
PACCAR Financial Corp.	2.500%	8/14/20	2,000	1,985
QVC Inc.	3.125%	4/1/19	2,250	2,224
Ralph Lauren Corp.	2.125%	9/26/18	1,700	1,715
Ralph Lauren Corp.	2.625%	8/18/20	1,800	1,815
Staples Inc.	2.750%	1/12/18	950	944
Starbucks Corp.	2.000%	12/5/18	3,175	3,208
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	2,108	2,307
Target Corp.	5.375%	5/1/17	9,550	10,080
Target Corp.	6.000%	1/15/18	11,870	12,931
Target Corp.	2.300%	6/26/19	8,004	8,117
TJX Cos. Inc.	6.950%	4/15/19	9,703	11,168
Toyota Motor Credit Corp.	2.050%	1/12/17	16,581	16,729
Toyota Motor Credit Corp.	1.125%	5/16/17	2,750	2,749
Toyota Motor Credit Corp.	1.750%	5/22/17	472	475
Toyota Motor Credit Corp.	1.250%	10/5/17	6,012	5,992
Toyota Motor Credit Corp.	1.375%	1/10/18	2,375	2,369
Toyota Motor Credit Corp.	1.450%	1/12/18	8,500	8,491
Toyota Motor Credit Corp.	1.550%	7/13/18	7,900	7,878
Toyota Motor Credit Corp.	2.000%	10/24/18	12,400	12,472
Toyota Motor Credit Corp.	2.100%	1/17/19	3,330	3,336
Toyota Motor Credit Corp.	2.125%	7/18/19	9,700	9,696
Toyota Motor Credit Corp.	2.150%	3/12/20	15,000	15,031
Toyota Motor Credit Corp.	4.500%	6/17/20	2,000	2,168
Visa Inc.	1.200%	12/14/17	16,500	16,483
Visa Inc.	2.200%	12/14/20	20,000	19,964
Wal-Mart Stores Inc.	5.375%	4/5/17	2,572	2,708
Wal-Mart Stores Inc.	1.000%	4/21/17	150	150
Wal-Mart Stores Inc.	5.800%	2/15/18	13,277	14,504
Wal-Mart Stores Inc.	1.125%	4/11/18	8,694	8,654
Wal-Mart Stores Inc.	1.950%	12/15/18	4,675	4,743
Wal-Mart Stores Inc.	4.125%	2/1/19	1,955	2,097
Wal-Mart Stores Inc.	3.625%	7/8/20	13,857	14,830
Wal-Mart Stores Inc.	3.250%	10/25/20	9,575	10,094
Walgreen Co.	5.250%	1/15/19	927	991
Walgreens Boots Alliance Inc.	1.750%	11/17/17	5,918	5,884
Walgreens Boots Alliance Inc.	2.700%	11/18/19	10,615	10,615
Western Union Co.	2.875%	12/10/17	735	746
Western Union Co.	3.650%	8/22/18	3,450	3,537
Western Union Co.	5.253%	4/1/20	200	215
Wyndham Worldwide Corp.	2.950%	3/1/17	3,905	3,930
Wyndham Worldwide Corp.	2.500%	3/1/18	1,110	1,106
Consumer Noncyclical (3.7%)
Abbott Laboratories	5.125%	4/1/19	550	604
Abbott Laboratories	2.000%	3/15/20	10,175	10,139
Abbott Laboratories	4.125%	5/27/20	4,825	5,218
AbbVie Inc.	1.750%	11/6/17	23,099	23,051
AbbVie Inc.	1.800%	5/14/18	22,434	22,346
AbbVie Inc.	2.000%	11/6/18	6,400	6,374
AbbVie Inc.	2.500%	5/14/20	28,276	27,966
Actavis Funding SCS	1.850%	3/1/17	12,014	12,013
Actavis Funding SCS	1.300%	6/15/17	8,675	8,587
Actavis Funding SCS	2.350%	3/12/18	18,878	18,926
Actavis Funding SCS	2.450%	6/15/19	4,463	4,425

20

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Actavis Funding SCS	3.000%	3/12/20	26,795	26,749
Actavis Inc.	1.875%	10/1/17	11,022	11,007
Agilent Technologies Inc.	5.000%	7/15/20	3,300	3,541
Allergan Inc.	1.350%	3/15/18	2,975	2,915
Allergan Inc.	3.375%	9/15/20	1,400	1,411
Altria Group Inc.	9.250%	8/6/19	5,124	6,277
Altria Group Inc.	2.625%	1/14/20	11,700	11,730
AmerisourceBergen Corp.	1.150%	5/15/17	6,410	6,364
AmerisourceBergen Corp.	4.875%	11/15/19	2,105	2,269
Amgen Inc.	2.125%	5/15/17	14,348	14,438
Amgen Inc.	1.250%	5/22/17	6,064	6,047
Amgen Inc.	5.850%	6/1/17	9,439	9,987
Amgen Inc.	2.200%	5/22/19	11,225	11,211
Amgen Inc.	2.125%	5/1/20	6,650	6,562
Amgen Inc.	3.450%	10/1/20	9,250	9,524
Anheuser-Busch Cos. LLC	5.500%	1/15/18	9,166	9,798
Anheuser-Busch Cos. LLC	5.000%	3/1/19	750	807
Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	1,276	1,271
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	4,150	4,112
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	15,575	15,580
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	25,762	25,685
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	15,325	17,738
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	10,900	12,054
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	1,855	2,038
Archer-Daniels-Midland Co.	5.450%	3/15/18	3,413	3,692
AstraZeneca plc	5.900%	9/15/17	7,588	8,134
AstraZeneca plc	1.750%	11/16/18	6,600	6,578
AstraZeneca plc	1.950%	9/18/19	5,585	5,557
AstraZeneca plc	2.375%	11/16/20	14,000	13,905
5 Baxalta Inc.	2.000%	6/22/18	2,300	2,275
5 Baxalta Inc.	2.875%	6/23/20	6,500	6,437
Baxter International Inc.	5.375%	6/1/18	975	1,047
Baxter International Inc.	1.850%	6/15/18	8,230	8,187
Baxter International Inc.	4.250%	3/15/20	600	635
Beam Suntory Inc.	1.875%	5/15/17	875	876
Beam Suntory Inc.	1.750%	6/15/18	925	913
Becton Dickinson & Co.	1.450%	5/15/17	2,900	2,888
Becton Dickinson & Co.	1.800%	12/15/17	16,751	16,727
Becton Dickinson & Co.	5.000%	5/15/19	125	135
Becton Dickinson & Co.	6.375%	8/1/19	5,085	5,748
Becton Dickinson & Co.	2.675%	12/15/19	9,110	9,163
Becton Dickinson & Co.	3.250%	11/12/20	4,523	4,592
Bio-Rad Laboratories Inc.	4.875%	12/15/20	2,150	2,284
Biogen Inc.	6.875%	3/1/18	5,550	6,117
Biogen Inc.	2.900%	9/15/20	14,710	14,659
Boston Scientific Corp.	5.125%	1/12/17	3,079	3,177
Boston Scientific Corp.	2.650%	10/1/18	5,700	5,731
Boston Scientific Corp.	6.000%	1/15/20	4,100	4,555
Boston Scientific Corp.	2.850%	5/15/20	4,050	4,026
Bottling Group LLC	5.125%	1/15/19	8,600	9,417
Bristol-Myers Squibb Co.	0.875%	8/1/17	5,764	5,736
Brown-Forman Corp.	1.000%	1/15/18	2,275	2,243
Bunge Ltd. Finance Corp.	3.200%	6/15/17	1,060	1,071
Bunge Ltd. Finance Corp.	8.500%	6/15/19	6,750	7,836
Bunge Ltd. Finance Corp.	3.500%	11/24/20	2,900	2,885
Campbell Soup Co.	3.050%	7/15/17	1,000	1,023
Cardinal Health Inc.	1.700%	3/15/18	8,650	8,618
Cardinal Health Inc.	1.950%	6/15/18	1,700	1,697
Cardinal Health Inc.	4.625%	12/15/20	3,725	4,055
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,700	1,697
Celgene Corp.	1.900%	8/15/17	4,004	4,021
Celgene Corp.	2.125%	8/15/18	4,450	4,448
Celgene Corp.	2.300%	8/15/18	2,188	2,198
Celgene Corp.	2.250%	5/15/19	4,850	4,802

21

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Celgene Corp.	2.875%	8/15/20	6,600	6,551
Celgene Corp.	3.950%	10/15/20	6,004	6,297
Church & Dwight Co. Inc.	2.450%	12/15/19	2,550	2,541
Clorox Co.	5.950%	10/15/17	4,520	4,855
Coca-Cola Co.	1.650%	3/14/18	1,750	1,762
Coca-Cola Co.	1.150%	4/1/18	7,979	7,961
Coca-Cola Co.	1.650%	11/1/18	14,725	14,851
Coca-Cola Co.	1.875%	10/27/20	5,000	4,945
Coca-Cola Co.	2.450%	11/1/20	7,975	8,106
Coca-Cola Co.	3.150%	11/15/20	3,785	3,957
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,750	4,858
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	11,945	11,965
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	275	295
Colgate-Palmolive Co.	1.300%	1/15/17	300	301
Colgate-Palmolive Co.	2.625%	5/1/17	3,085	3,147
Colgate-Palmolive Co.	0.900%	5/1/18	3,833	3,797
Colgate-Palmolive Co.	1.500%	11/1/18	1,575	1,580
Colgate-Palmolive Co.	1.750%	3/15/19	4,175	4,197
ConAgra Foods Inc.	1.900%	1/25/18	14,425	14,350
ConAgra Foods Inc.	7.000%	4/15/19	1,036	1,167
Covidien International Finance SA	6.000%	10/15/17	10,918	11,763
Covidien International Finance SA	4.200%	6/15/20	2,550	2,729
CR Bard Inc.	1.375%	1/15/18	3,425	3,371
Diageo Capital plc	1.500%	5/11/17	9,215	9,206
Diageo Capital plc	5.750%	10/23/17	5,501	5,908
Diageo Capital plc	1.125%	4/29/18	3,250	3,189
Dignity Health California GO	2.637%	11/1/19	1,950	1,960
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	4,962	5,504
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	3,550	3,565
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	1,025	1,002
Edwards Lifesciences Corp.	2.875%	10/15/18	3,025	3,058
Eli Lilly & Co.	5.200%	3/15/17	4,345	4,550
Eli Lilly & Co.	1.250%	3/1/18	3,700	3,692
Eli Lilly & Co.	1.950%	3/15/19	3,250	3,276
Express Scripts Holding Co.	2.650%	2/15/17	20,980	21,187
Express Scripts Holding Co.	1.250%	6/2/17	18	18
Express Scripts Holding Co.	7.250%	6/15/19	2,750	3,174
General Mills Inc.	5.700%	2/15/17	1,157	1,212
General Mills Inc.	1.400%	10/20/17	4,300	4,280
General Mills Inc.	5.650%	2/15/19	8,993	9,866
General Mills Inc.	2.200%	10/21/19	8,000	8,024
Gilead Sciences Inc.	1.850%	9/4/18	7,550	7,579
Gilead Sciences Inc.	2.050%	4/1/19	11,725	11,744
Gilead Sciences Inc.	2.350%	2/1/20	1,000	1,000
Gilead Sciences Inc.	2.550%	9/1/20	15,703	15,704
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	14,295	15,579
GlaxoSmithKline Capital plc	1.500%	5/8/17	17,435	17,496
Hasbro Inc.	6.300%	9/15/17	1,375	1,473
Hershey Co.	1.600%	8/21/18	1,600	1,607
Hershey Co.	4.125%	12/1/20	1,450	1,566
Hillshire Brands Co.	4.100%	9/15/20	1,673	1,721
Ingredion Inc.	4.625%	11/1/20	2,100	2,212
JM Smucker Co.	1.750%	3/15/18	2,100	2,091
JM Smucker Co.	2.500%	3/15/20	6,900	6,859
Johnson & Johnson	5.550%	8/15/17	5,655	6,049
Johnson & Johnson	1.125%	11/21/17	2,816	2,816
Johnson & Johnson	5.150%	7/15/18	7,950	8,712
Johnson & Johnson	1.650%	12/5/18	3,475	3,506
Johnson & Johnson	1.875%	12/5/19	3,250	3,257
Johnson & Johnson	2.950%	9/1/20	2,750	2,874
Kellogg Co.	1.750%	5/17/17	475	477
Kellogg Co.	3.250%	5/21/18	5,150	5,288
Kellogg Co.	4.150%	11/15/19	400	424
Kellogg Co.	4.000%	12/15/20	5,068	5,330

22

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kimberly-Clark Corp.	6.125%	8/1/17	6,958	7,484
Kimberly-Clark Corp.	6.250%	7/15/18	693	772
Kimberly-Clark Corp.	7.500%	11/1/18	2,780	3,214
Kimberly-Clark Corp.	1.900%	5/22/19	4,070	4,051
Kimberly-Clark Corp.	1.850%	3/1/20	1,500	1,481
Kimberly-Clark Corp.	2.150%	8/15/20	1,500	1,496
Koninklijke Philips NV	5.750%	3/11/18	6,117	6,547
Kraft Foods Group Inc.	2.250%	6/5/17	8,800	8,863
Kraft Foods Group Inc.	6.125%	8/23/18	13,398	14,749
5 Kraft Heinz Foods Co.	1.600%	6/30/17	7,300	7,279
5 Kraft Heinz Foods Co.	2.000%	7/2/18	8,165	8,135
5 Kraft Heinz Foods Co.	2.800%	7/2/20	7,405	7,381
Kroger Co.	2.200%	1/15/17	3,252	3,284
Kroger Co.	2.300%	1/15/19	10,150	10,156
Kroger Co.	6.150%	1/15/20	5,949	6,698
Laboratory Corp. of America Holdings	2.200%	8/23/17	3,139	3,153
Laboratory Corp. of America Holdings	2.500%	11/1/18	1,425	1,432
Laboratory Corp. of America Holdings	2.625%	2/1/20	900	893
Life Technologies Corp.	6.000%	3/1/20	5,150	5,711
Mattel Inc.	1.700%	3/15/18	2,606	2,578
Mattel Inc.	2.350%	5/6/19	1,970	1,959
McKesson Corp.	1.292%	3/10/17	9,734	9,708
McKesson Corp.	1.400%	3/15/18	325	321
McKesson Corp.	7.500%	2/15/19	1,989	2,277
McKesson Corp.	2.284%	3/15/19	11,446	11,416
Mead Johnson Nutrition Co.	4.900%	11/1/19	825	889
Mead Johnson Nutrition Co.	3.000%	11/15/20	5,850	5,861
Medco Health Solutions Inc.	7.125%	3/15/18	8,735	9,628
Medco Health Solutions Inc.	4.125%	9/15/20	1,000	1,050
Medtronic Inc.	1.500%	3/15/18	2,800	2,799
Medtronic Inc.	1.375%	4/1/18	9,625	9,575
Medtronic Inc.	5.600%	3/15/19	3,501	3,879
Medtronic Inc.	2.500%	3/15/20	26,250	26,407
Medtronic Inc.	4.450%	3/15/20	10,585	11,411
Merck & Co. Inc.	1.100%	1/31/18	13,650	13,563
Merck & Co. Inc.	1.300%	5/18/18	2,600	2,597
Merck & Co. Inc.	1.850%	2/10/20	5,245	5,237
Merck Sharp & Dohme Corp.	5.000%	6/30/19	6,325	6,974
Molson Coors Brewing Co.	2.000%	5/1/17	250	250
Mondelez International Inc.	6.500%	8/11/17	4,075	4,375
Mondelez International Inc.	6.125%	2/1/18	8,349	9,076
Mondelez International Inc.	6.125%	8/23/18	2,800	3,086
Mondelez International Inc.	2.250%	2/1/19	5,325	5,319
Mondelez International Inc.	5.375%	2/10/20	3,200	3,539
Mylan Inc.	2.600%	6/24/18	4,305	4,272
Mylan Inc.	2.550%	3/28/19	12,713	12,542
Newell Rubbermaid Inc.	2.050%	12/1/17	2,275	2,256
Newell Rubbermaid Inc.	6.250%	4/15/18	100	108
Newell Rubbermaid Inc.	2.150%	10/15/18	2,000	1,942
Newell Rubbermaid Inc.	2.875%	12/1/19	6,500	6,273
Novartis Capital Corp.	4.400%	4/24/20	6,250	6,855
Novartis Securities Investment Ltd.	5.125%	2/10/19	6,025	6,606
PepsiCo Inc.	0.950%	2/22/17	3,924	3,917
PepsiCo Inc.	1.125%	7/17/17	4,268	4,265
PepsiCo Inc.	1.250%	8/13/17	10,028	10,034
PepsiCo Inc.	1.000%	10/13/17	3,000	2,985
PepsiCo Inc.	1.250%	4/30/18	4,825	4,808
PepsiCo Inc.	5.000%	6/1/18	16,788	18,144
PepsiCo Inc.	7.900%	11/1/18	6,906	8,084
PepsiCo Inc.	2.250%	1/7/19	8,725	8,840
PepsiCo Inc.	4.500%	1/15/20	1,000	1,086
PepsiCo Inc.	1.850%	4/30/20	7,750	7,680
PepsiCo Inc.	2.150%	10/14/20	14,550	14,466
PepsiCo Inc.	3.125%	11/1/20	3,750	3,882

23

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Perrigo Co. plc	2.300%	11/8/18	5,550	5,470
Pfizer Inc.	0.900%	1/15/17	10,810	10,784
Pfizer Inc.	6.050%	3/30/17	10	11
Pfizer Inc.	1.100%	5/15/17	8,246	8,246
Pfizer Inc.	1.500%	6/15/18	1,693	1,691
Pfizer Inc.	6.200%	3/15/19	17,548	19,752
Pfizer Inc.	2.100%	5/15/19	14,900	14,987
Philip Morris International Inc.	1.625%	3/20/17	2,904	2,920
Philip Morris International Inc.	1.250%	8/11/17	2,175	2,178
Philip Morris International Inc.	1.125%	8/21/17	12,226	12,210
Philip Morris International Inc.	1.250%	11/9/17	2,018	2,015
Philip Morris International Inc.	5.650%	5/16/18	12,475	13,613
Philip Morris International Inc.	1.875%	1/15/19	4,645	4,624
Philip Morris International Inc.	4.500%	3/26/20	3,411	3,711
Procter & Gamble Co.	1.600%	11/15/18	367	369
Procter & Gamble Co.	4.700%	2/15/19	10,051	10,957
Procter & Gamble Co.	1.900%	11/1/19	4,095	4,115
Quest Diagnostics Inc.	2.700%	4/1/19	2,900	2,891
Quest Diagnostics Inc.	2.500%	3/30/20	2,700	2,660
Reynolds American Inc.	6.750%	6/15/17	4,735	5,055
Reynolds American Inc.	7.750%	6/1/18	150	168
Reynolds American Inc.	2.300%	6/12/18	8,075	8,124
Reynolds American Inc.	8.125%	6/23/19	3,425	4,026
Reynolds American Inc.	6.875%	5/1/20	1,375	1,590
Reynolds American Inc.	3.250%	6/12/20	16,782	17,054
Sanofi	1.250%	4/10/18	11,663	11,609
St. Jude Medical Inc.	2.000%	9/15/18	3,300	3,294
St. Jude Medical Inc.	2.800%	9/15/20	3,300	3,303
Stryker Corp.	1.300%	4/1/18	700	694
Stryker Corp.	4.375%	1/15/20	3,735	4,018
Sysco Corp.	5.250%	2/12/18	3,200	3,420
Sysco Corp.	2.600%	10/1/20	700	701
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	5,790	5,620
Thermo Fisher Scientific Inc.	1.300%	2/1/17	613	611
Thermo Fisher Scientific Inc.	1.850%	1/15/18	6,750	6,734
Thermo Fisher Scientific Inc.	2.150%	12/14/18	4,000	3,999
Thermo Fisher Scientific Inc.	2.400%	2/1/19	1,200	1,201
Thermo Fisher Scientific Inc.	4.700%	5/1/20	1,375	1,473
Tyson Foods Inc.	2.650%	8/15/19	11,978	11,970
Unilever Capital Corp.	0.850%	8/2/17	7,475	7,436
Unilever Capital Corp.	4.800%	2/15/19	4,383	4,770
Unilever Capital Corp.	2.200%	3/6/19	4,250	4,311
Unilever Capital Corp.	2.100%	7/30/20	1,200	1,196
Whirlpool Corp.	1.350%	3/1/17	2,325	2,321
Whirlpool Corp.	1.650%	11/1/17	1,000	998
Whirlpool Corp.	2.400%	3/1/19	7,845	7,808
Wyeth LLC	5.450%	4/1/17	1,400	1,471
Zimmer Biomet Holdings Inc.	1.450%	4/1/17	7,110	7,075
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	8,700	8,653
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	1,075	1,152
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	8,418	8,328
Zoetis Inc.	1.875%	2/1/18	3,675	3,629
Zoetis Inc.	3.450%	11/13/20	3,225	3,225
Energy (2.4%)
Anadarko Petroleum Corp.	6.375%	9/15/17	13,587	14,251
Anadarko Petroleum Corp.	8.700%	3/15/19	4,465	5,095
Anadarko Petroleum Corp.	6.950%	6/15/19	4,123	4,497
Apache Corp.	6.900%	9/15/18	6,750	7,413
Baker Hughes Inc.	7.500%	11/15/18	1,045	1,180
Boardwalk Pipelines LP	5.500%	2/1/17	2,025	2,052
BP Capital Markets plc	1.846%	5/5/17	8,106	8,145
BP Capital Markets plc	1.375%	11/6/17	9,914	9,839
BP Capital Markets plc	1.674%	2/13/18	5,938	5,933

24

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BP Capital Markets plc	1.375%	5/10/18	12,575	12,391
BP Capital Markets plc	2.241%	9/26/18	5,025	5,025
BP Capital Markets plc	4.750%	3/10/19	5,800	6,213
BP Capital Markets plc	2.237%	5/10/19	22,578	22,361
BP Capital Markets plc	2.315%	2/13/20	8,750	8,637
BP Capital Markets plc	4.500%	10/1/20	7,950	8,506
Buckeye Partners LP	6.050%	1/15/18	650	668
Buckeye Partners LP	2.650%	11/15/18	1,125	1,072
Cameron International Corp.	1.150%	12/15/16	2,700	2,673
Cameron International Corp.	6.375%	7/15/18	10,900	11,816
Canadian Natural Resources Ltd.	5.700%	5/15/17	7,755	7,925
Canadian Natural Resources Ltd.	1.750%	1/15/18	3,175	3,104
Canadian Natural Resources Ltd.	5.900%	2/1/18	1,630	1,698
Cenovus Energy Inc.	5.700%	10/15/19	6,225	6,538
Chevron Corp.	1.344%	11/9/17	16,500	16,446
Chevron Corp.	1.345%	11/15/17	10,204	10,165
Chevron Corp.	1.104%	12/5/17	11,594	11,511
Chevron Corp.	1.365%	3/2/18	9,700	9,619
Chevron Corp.	1.718%	6/24/18	15,950	15,865
Chevron Corp.	1.790%	11/16/18	6,500	6,450
Chevron Corp.	4.950%	3/3/19	383	417
Chevron Corp.	2.193%	11/15/19	13,693	13,670
Chevron Corp.	1.961%	3/3/20	7,950	7,819
Chevron Corp.	2.427%	6/24/20	4,600	4,596
Chevron Corp.	2.419%	11/17/20	7,000	6,971
5 Columbia Pipeline Group Inc.	2.450%	6/1/18	15,500	15,291
5 Columbia Pipeline Group Inc.	3.300%	6/1/20	1,000	980
ConocoPhillips	6.650%	7/15/18	2,280	2,518
ConocoPhillips	5.750%	2/1/19	13,475	14,579
ConocoPhillips Co.	1.050%	12/15/17	14,955	14,693
ConocoPhillips Co.	1.500%	5/15/18	7,500	7,397
ConocoPhillips Co.	2.200%	5/15/20	3,100	2,998
Devon Energy Corp.	2.250%	12/15/18	3,945	3,634
Devon Energy Corp.	6.300%	1/15/19	5,075	5,232
Diamond Offshore Drilling Inc.	5.875%	5/1/19	1,425	1,447
Dominion Gas Holdings LLC	2.500%	12/15/19	6,815	6,808
Dominion Gas Holdings LLC	2.800%	11/15/20	4,000	4,013
El Paso Natural Gas Co. LLC	5.950%	4/15/17	3,025	3,078
Enable Midstream Partners LP	2.400%	5/15/19	3,925	3,529
Enbridge Energy Partners LP	6.500%	4/15/18	7,075	7,420
Enbridge Energy Partners LP	9.875%	3/1/19	2,100	2,393
Enbridge Energy Partners LP	4.375%	10/15/20	2,000	1,952
Energy Transfer Partners LP	6.125%	2/15/17	12,200	12,461
Energy Transfer Partners LP	2.500%	6/15/18	3,150	2,998
Energy Transfer Partners LP	6.700%	7/1/18	13,035	13,718
Energy Transfer Partners LP	9.000%	4/15/19	7,018	7,722
Energy Transfer Partners LP	4.150%	10/1/20	8,415	7,798
EnLink Midstream Partners LP	2.700%	4/1/19	2,250	2,056
Enterprise Products Operating LLC	6.300%	9/15/17	8,166	8,597
Enterprise Products Operating LLC	6.650%	4/15/18	4,465	4,829
Enterprise Products Operating LLC	1.650%	5/7/18	10,300	10,006
Enterprise Products Operating LLC	6.500%	1/31/19	3,675	4,043
Enterprise Products Operating LLC	2.550%	10/15/19	3,725	3,569
Enterprise Products Operating LLC	5.250%	1/31/20	3,500	3,676
Enterprise Products Operating LLC	5.200%	9/1/20	2,825	2,962
4 Enterprise Products Operating LLC	7.000%	6/1/67	3,000	2,400
4 Enterprise Products Operating LLC	7.034%	1/15/68	7,822	7,959
EOG Resources Inc.	2.500%	2/1/16	1,495	1,496
EOG Resources Inc.	5.875%	9/15/17	10	11
EOG Resources Inc.	6.875%	10/1/18	3,336	3,722
EOG Resources Inc.	5.625%	6/1/19	3,350	3,655
EOG Resources Inc.	2.450%	4/1/20	2,770	2,721
EQT Corp.	6.500%	4/1/18	835	878
EQT Corp.	8.125%	6/1/19	6,780	7,325

25

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Exxon Mobil Corp.	0.921%	3/15/17	12	12
Exxon Mobil Corp.	1.305%	3/6/18	20,175	20,130
Exxon Mobil Corp.	1.819%	3/15/19	2,790	2,789
Exxon Mobil Corp.	1.912%	3/6/20	16,110	16,074
FMC Technologies Inc.	2.000%	10/1/17	1,650	1,626
Halliburton Co.	1.000%	8/1/16	2,150	2,146
Halliburton Co.	2.000%	8/1/18	1,750	1,738
Halliburton Co.	5.900%	9/15/18	4,675	5,109
Halliburton Co.	6.150%	9/15/19	1,525	1,716
Halliburton Co.	2.700%	11/15/20	6,300	6,224
Hess Corp.	8.125%	2/15/19	4,650	5,264
Husky Energy Inc.	7.250%	12/15/19	400	447
Kinder Morgan Energy Partners LP	6.000%	2/1/17	8,000	8,164
Kinder Morgan Energy Partners LP	5.950%	2/15/18	10,903	11,178
Kinder Morgan Energy Partners LP	2.650%	2/1/19	2,516	2,342
Kinder Morgan Energy Partners LP	6.850%	2/15/20	3,850	3,989
Kinder Morgan Energy Partners LP	6.500%	4/1/20	9,915	10,122
Kinder Morgan Inc.	7.000%	6/15/17	4,895	5,044
Kinder Morgan Inc.	2.000%	12/1/17	3,000	2,890
Kinder Morgan Inc.	7.250%	6/1/18	5,789	6,032
Kinder Morgan Inc.	6.500%	9/15/20	2,225	2,216
Magellan Midstream Partners LP	6.550%	7/15/19	685	744
Marathon Oil Corp.	6.000%	10/1/17	12	12
Marathon Oil Corp.	5.900%	3/15/18	6,725	6,797
Marathon Oil Corp.	2.700%	6/1/20	9,900	8,705
Marathon Petroleum Corp.	3.500%	3/1/16	3,550	3,559
Marathon Petroleum Corp.	3.400%	12/15/20	2,500	2,454
Murphy Oil Corp.	2.500%	12/1/17	3,800	3,418
Nabors Industries Inc.	6.150%	2/15/18	7,075	7,241
Nabors Industries Inc.	9.250%	1/15/19	825	848
National Fuel Gas Co.	8.750%	5/1/19	2,000	2,272
National Oilwell Varco Inc.	1.350%	12/1/17	4,150	4,060
Noble Energy Inc.	8.250%	3/1/19	5,518	6,171
Noble Holding International Ltd.	2.500%	3/15/17	1,175	1,108
Noble Holding International Ltd.	4.900%	8/1/20	3,465	2,632
Occidental Petroleum Corp.	1.750%	2/15/17	11,042	11,061
Occidental Petroleum Corp.	1.500%	2/15/18	2,000	1,968
ONEOK Partners LP	2.000%	10/1/17	5,900	5,648
ONEOK Partners LP	3.200%	9/15/18	150	143
ONEOK Partners LP	8.625%	3/1/19	2,400	2,647
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	3,000	3,195
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	800	879
Petro-Canada	6.050%	5/15/18	4,480	4,818
Phillips 66	2.950%	5/1/17	16,691	16,917
Phillips 66 Partners LP	2.646%	2/15/20	1,600	1,517
Pioneer Natural Resources Co.	6.650%	3/15/17	5,375	5,553
Pioneer Natural Resources Co.	6.875%	5/1/18	2,620	2,790
Pioneer Natural Resources Co.	7.500%	1/15/20	4,000	4,248
Pioneer Natural Resources Co.	3.450%	1/15/21	200	185
Plains All American Pipeline LP / PAA Finance Corp.	6.125%	1/15/17	2,500	2,569
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	1,930	1,984
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	2,000	2,198
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	7,110	7,035
Plains All American Pipeline LP / PAA Finance Corp.	2.600%	12/15/19	2,100	1,873
Pride International Inc.	8.500%	6/15/19	4,745	4,622
Pride International Inc.	6.875%	8/15/20	3,385	3,145
REPSOL Oil & Gas Canada Inc.	7.750%	6/1/19	4,425	4,762
Rowan Cos. Inc.	7.875%	8/1/19	4,500	4,459
Shell International Finance BV	5.200%	3/22/17	5,005	5,134
Shell International Finance BV	1.125%	8/21/17	12,695	12,612
Shell International Finance BV	1.250%	11/10/17	1,500	1,492
Shell International Finance BV	1.900%	8/10/18	13,675	13,663
Shell International Finance BV	1.625%	11/10/18	6,300	6,235
Shell International Finance BV	2.000%	11/15/18	10,000	9,980

26

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shell International Finance BV	4.300%	9/22/19	13,750	14,660
Shell International Finance BV	4.375%	3/25/20	200	214
Shell International Finance BV	2.125%	5/11/20	14,000	13,726
Shell International Finance BV	2.250%	11/10/20	9,000	8,860
5 Southern Natural Gas Co. LLC	5.900%	4/1/17	5,325	5,415
Southwestern Energy Co.	3.300%	1/23/18	2,750	2,166
Southwestern Energy Co.	4.050%	1/23/20	12,644	9,167
Spectra Energy Capital LLC	6.200%	4/15/18	5,400	5,721
Spectra Energy Capital LLC	8.000%	10/1/19	325	370
Spectra Energy Partners LP	2.950%	9/25/18	1,725	1,695
Suncor Energy Inc.	6.100%	6/1/18	16,572	17,797
Total Capital Canada Ltd.	1.450%	1/15/18	11,175	11,126
Total Capital International SA	1.000%	8/12/16	710	710
Total Capital International SA	1.500%	2/17/17	3,739	3,740
Total Capital International SA	1.550%	6/28/17	9,317	9,315
Total Capital International SA	2.125%	1/10/19	10,975	10,966
Total Capital International SA	2.100%	6/19/19	8,900	8,968
Total Capital SA	2.125%	8/10/18	5,771	5,785
Total Capital SA	4.450%	6/24/20	8,000	8,577
TransCanada PipeLines Ltd.	1.625%	11/9/17	14,000	13,929
TransCanada PipeLines Ltd.	1.875%	1/12/18	6,850	6,824
TransCanada PipeLines Ltd.	6.500%	8/15/18	5,500	6,011
TransCanada PipeLines Ltd.	7.125%	1/15/19	2,575	2,871
4 TransCanada PipeLines Ltd.	6.350%	5/15/67	5,975	4,526
Valero Energy Corp.	6.125%	6/15/17	12,494	13,145
Valero Energy Corp.	9.375%	3/15/19	2,400	2,842
Western Gas Partners LP	2.600%	8/15/18	4,500	4,348
Williams Partners LP	5.250%	3/15/20	18,185	16,889
Williams Partners LP/Williams Partners Finance Corp.	7.250%	2/1/17	6,250	6,505
XTO Energy Inc.	6.250%	8/1/17	1,557	1,678
XTO Energy Inc.	5.500%	6/15/18	2,910	3,169
Other Industrial (0.0%)
Yale University Connecticut GO	2.086%	4/15/19	3,550	3,578

Technology (1.7%)
Adobe Systems Inc.	4.750%	2/1/20	1,900	2,059
Altera Corp.	1.750%	5/15/17	3,945	3,960
Altera Corp.	2.500%	11/15/18	15,550	15,769
Amphenol Corp.	1.550%	9/15/17	3,320	3,309
Amphenol Corp.	2.550%	1/30/19	8,435	8,450
Apple Inc.	1.050%	5/5/17	7,805	7,810
Apple Inc.	0.900%	5/12/17	4,650	4,642
Apple Inc.	1.000%	5/3/18	26,037	25,841
Apple Inc.	2.100%	5/6/19	10,000	10,120
Apple Inc.	1.550%	2/7/20	18,000	17,720
Apple Inc.	2.000%	5/6/20	22,350	22,296
Applied Materials Inc.	2.625%	10/1/20	2,700	2,698
Arrow Electronics Inc.	3.000%	3/1/18	2,000	1,999
Arrow Electronics Inc.	6.000%	4/1/20	1,299	1,416
Autodesk Inc.	1.950%	12/15/17	4,075	4,058
Autodesk Inc.	3.125%	6/15/20	1,975	1,961
Avnet Inc.	6.625%	9/15/16	1,435	1,481
Baidu Inc.	2.250%	11/28/17	5,719	5,728
Baidu Inc.	3.250%	8/6/18	5,955	6,036
Baidu Inc.	2.750%	6/9/19	7,300	7,254
Baidu Inc.	3.000%	6/30/20	4,600	4,542
Broadcom Corp.	2.700%	11/1/18	3,966	4,005
CA Inc.	5.375%	12/1/19	825	894
CA Inc.	3.600%	8/1/20	4,325	4,420
CDK Global Inc.	3.300%	10/15/19	1,500	1,496
Cisco Systems Inc.	1.100%	3/3/17	7,286	7,289
Cisco Systems Inc.	3.150%	3/14/17	2,995	3,068
Cisco Systems Inc.	1.650%	6/15/18	8,650	8,687

27

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cisco Systems Inc.	4.950%	2/15/19	9,701	10,603
Cisco Systems Inc.	2.125%	3/1/19	17,960	18,106
Cisco Systems Inc.	4.450%	1/15/20	12,519	13,629
Cisco Systems Inc.	2.450%	6/15/20	21,700	21,911
Computer Sciences Corp.	6.500%	3/15/18	2,525	2,725
Corning Inc.	1.450%	11/15/17	1,750	1,735
Corning Inc.	6.625%	5/15/19	5,000	5,592
Corning Inc.	4.250%	8/15/20	832	873
Dun & Bradstreet Corp.	3.250%	12/1/17	2,100	2,118
EMC Corp.	1.875%	6/1/18	19,475	18,171
EMC Corp.	2.650%	6/1/20	4,072	3,605
Fidelity National Information Services Inc.	1.450%	6/5/17	3,515	3,477
Fidelity National Information Services Inc.	2.000%	4/15/18	1,882	1,851
Fidelity National Information Services Inc.	2.850%	10/15/18	5,400	5,419
Fidelity National Information Services Inc.	3.625%	10/15/20	12,320	12,485
Fiserv Inc.	2.700%	6/1/20	2,500	2,502
Fiserv Inc.	4.625%	10/1/20	3,047	3,255
Flextronics International Ltd.	4.625%	2/15/20	3,000	3,101
5 Hewlett Packard Enterprise Co.	2.450%	10/5/17	14,325	14,316
5 Hewlett Packard Enterprise Co.	2.850%	10/5/18	17,025	17,016
5 Hewlett Packard Enterprise Co.	3.600%	10/15/20	19,700	19,752
HP Inc.	3.750%	12/1/20	400	397
Intel Corp.	1.350%	12/15/17	33,780	33,822
Intel Corp.	2.450%	7/29/20	3,350	3,386
International Business Machines Corp.	0.450%	5/6/16	2,295	2,293
International Business Machines Corp.	1.250%	2/6/17	5,665	5,682
International Business Machines Corp.	5.700%	9/14/17	15,753	16,897
International Business Machines Corp.	1.125%	2/6/18	3,125	3,105
International Business Machines Corp.	1.250%	2/8/18	8,625	8,593
International Business Machines Corp.	7.625%	10/15/18	6,775	7,814
International Business Machines Corp.	1.950%	2/12/19	12,275	12,331
International Business Machines Corp.	1.625%	5/15/20	1,696	1,654
Intuit Inc.	5.750%	3/15/17	2,460	2,578
Jabil Circuit Inc.	8.250%	3/15/18	1,350	1,487
Jabil Circuit Inc.	5.625%	12/15/20	2,563	2,698
Juniper Networks Inc.	3.300%	6/15/20	1,550	1,546
Keysight Technologies Inc.	3.300%	10/30/19	3,200	3,150
KLA-Tencor Corp.	2.375%	11/1/17	1,275	1,276
KLA-Tencor Corp.	3.375%	11/1/19	1,600	1,616
Lam Research Corp.	2.750%	3/15/20	3,500	3,388
Lexmark International Inc.	6.650%	6/1/18	2,800	3,016
Maxim Integrated Products Inc.	2.500%	11/15/18	3,000	3,003
Microsoft Corp.	0.875%	11/15/17	318	317
Microsoft Corp.	1.000%	5/1/18	150	149
Microsoft Corp.	1.300%	11/3/18	25,350	25,280
Microsoft Corp.	4.200%	6/1/19	6,575	7,107
Microsoft Corp.	1.850%	2/12/20	10,000	10,028
Microsoft Corp.	3.000%	10/1/20	250	262
Microsoft Corp.	2.000%	11/3/20	23,600	23,601
National Semiconductor Corp.	6.600%	6/15/17	2,825	3,036
NetApp Inc.	2.000%	12/15/17	4,850	4,821
Oracle Corp.	1.200%	10/15/17	23,806	23,808
Oracle Corp.	5.750%	4/15/18	6,455	7,046
Oracle Corp.	2.375%	1/15/19	8,856	8,977
Oracle Corp.	5.000%	7/8/19	13,350	14,700
Oracle Corp.	2.250%	10/8/19	19,275	19,484
Oracle Corp.	3.875%	7/15/20	9,625	10,282
Pitney Bowes Inc.	5.750%	9/15/17	2,200	2,341
Pitney Bowes Inc.	5.600%	3/15/18	1,825	1,941
Pitney Bowes Inc.	6.250%	3/15/19	4,549	4,949
QUALCOMM Inc.	1.400%	5/18/18	9,500	9,413
QUALCOMM Inc.	2.250%	5/20/20	10,072	9,985
Seagate HDD Cayman	3.750%	11/15/18	5,667	5,625
Symantec Corp.	2.750%	6/15/17	2,589	2,594

28

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Symantec Corp.	4.200%	9/15/20	2,555	2,654
Tech Data Corp.	3.750%	9/21/17	2,500	2,540
Texas Instruments Inc.	0.875%	3/12/17	150	150
Texas Instruments Inc.	1.650%	8/3/19	3,695	3,653
Texas Instruments Inc.	1.750%	5/1/20	100	98
Total System Services Inc.	2.375%	6/1/18	3,425	3,397
Tyco Electronics Group SA	6.550%	10/1/17	7,369	7,968
Tyco Electronics Group SA	2.350%	8/1/19	3,450	3,450
Xerox Corp.	2.950%	3/15/17	5,825	5,871
Xerox Corp.	6.350%	5/15/18	1,029	1,104
Xerox Corp.	2.750%	3/15/19	13,500	13,237
Xerox Corp.	5.625%	12/15/19	1,075	1,151
Xerox Corp.	2.800%	5/15/20	2,725	2,600
Xilinx Inc.	2.125%	3/15/19	4,825	4,779
Transportation (0.3%)
Burlington Northern Santa Fe LLC	5.650%	5/1/17	875	921
Burlington Northern Santa Fe LLC	5.750%	3/15/18	5,121	5,529
Burlington Northern Santa Fe LLC	4.700%	10/1/19	100	108
Burlington Northern Santa Fe LLC	3.600%	9/1/20	175	182
Canadian National Railway Co.	5.800%	6/1/16	1,250	1,275
Canadian National Railway Co.	5.850%	11/15/17	175	188
Canadian National Railway Co.	5.550%	5/15/18	300	326
Canadian National Railway Co.	5.550%	3/1/19	625	687
Canadian Pacific Railway Co.	6.500%	5/15/18	494	541
Canadian Pacific Railway Co.	7.250%	5/15/19	6,705	7,657
4 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	2,504	2,823
CSX Corp.	5.600%	5/1/17	3,550	3,731
CSX Corp.	6.250%	3/15/18	9,400	10,233
CSX Corp.	7.375%	2/1/19	2,388	2,735
4 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	2,124	2,379
4 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,587	1,670
4 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,076	1,128
FedEx Corp.	8.000%	1/15/19	2,690	3,133
JB Hunt Transport Services Inc.	2.400%	3/15/19	1,900	1,899
5 Kansas City Southern	2.350%	5/15/20	2,150	2,062
Norfolk Southern Corp.	5.750%	1/15/16	1,197	1,199
Norfolk Southern Corp.	7.700%	5/15/17	4,350	4,703
Norfolk Southern Corp.	5.750%	4/1/18	2,825	3,051
Norfolk Southern Corp.	5.900%	6/15/19	2,625	2,921
4 Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	1,009	1,124
Ryder System Inc.	2.500%	3/1/17	3,800	3,825
Ryder System Inc.	3.500%	6/1/17	1,500	1,533
Ryder System Inc.	2.500%	3/1/18	2,650	2,646
Ryder System Inc.	2.450%	11/15/18	7,925	7,931
Ryder System Inc.	2.350%	2/26/19	4,135	4,128
Ryder System Inc.	2.550%	6/1/19	350	348
Ryder System Inc.	2.450%	9/3/19	6,200	6,113
Ryder System Inc.	2.500%	5/11/20	3,800	3,728
Ryder System Inc.	2.875%	9/1/20	1,800	1,779
Southwest Airlines Co.	5.125%	3/1/17	290	302
Southwest Airlines Co.	2.750%	11/6/19	4,600	4,634
Southwest Airlines Co.	2.650%	11/5/20	1,670	1,662
4 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	3,435	3,624
Union Pacific Corp.	5.750%	11/15/17	2,000	2,156
Union Pacific Corp.	5.700%	8/15/18	2,650	2,917
Union Pacific Corp.	2.250%	2/15/19	3,452	3,483
Union Pacific Corp.	1.800%	2/1/20	3,550	3,499
Union Pacific Corp.	2.250%	6/19/20	6,300	6,300
United Parcel Service Inc.	5.500%	1/15/18	6,460	7,003
United Parcel Service Inc.	5.125%	4/1/19	9,961	10,991
				5,935,631

29

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Utilities (1.4%)
Electric (1.3%)
Alabama Power Co.	5.500%	10/15/17	300	319
Ameren Corp.	2.700%	11/15/20	6,750	6,723
Ameren Illinois Co.	6.125%	11/15/17	2,000	2,161
American Electric Power Co. Inc.	1.650%	12/15/17	6,250	6,203
Arizona Public Service Co.	8.750%	3/1/19	2,535	3,011
Arizona Public Service Co.	2.200%	1/15/20	4,847	4,801
Atlantic City Electric Co.	7.750%	11/15/18	1,550	1,789
Baltimore Gas & Electric Co.	5.900%	10/1/16	2,390	2,471
Berkshire Hathaway Energy Co.	1.100%	5/15/17	3,925	3,892
Berkshire Hathaway Energy Co.	5.750%	4/1/18	4,525	4,888
Berkshire Hathaway Energy Co.	2.000%	11/15/18	1,825	1,813
Berkshire Hathaway Energy Co.	2.400%	2/1/20	2,000	1,981
CenterPoint Energy Inc.	6.500%	5/1/18	2,550	2,781
Cleveland Electric Illuminating Co.	5.700%	4/1/17	519	538
Cleveland Electric Illuminating Co.	8.875%	11/15/18	900	1,055
CMS Energy Corp.	6.550%	7/17/17	2,500	2,672
CMS Energy Corp.	5.050%	2/15/18	2,800	2,959
CMS Energy Corp.	8.750%	6/15/19	4,925	5,890
Commonwealth Edison Co.	1.950%	9/1/16	4,397	4,417
Commonwealth Edison Co.	6.150%	9/15/17	2,525	2,713
Commonwealth Edison Co.	5.800%	3/15/18	757	821
Commonwealth Edison Co.	2.150%	1/15/19	4,375	4,356
Commonwealth Edison Co.	4.000%	8/1/20	3,651	3,860
Connecticut Light & Power Co.	5.650%	5/1/18	780	848
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	6,095	6,605
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	1,675	1,912
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	3,550	4,030
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	425	461
Constellation Energy Group Inc.	5.150%	12/1/20	2,035	2,210
Consumers Energy Co.	5.650%	9/15/18	2,625	2,868
Consumers Energy Co.	6.125%	3/15/19	8,600	9,641
Consumers Energy Co.	6.700%	9/15/19	150	173
Dayton Power & Light Co.	1.875%	9/15/16	1,850	1,852
Dominion Resources Inc.	1.250%	3/15/17	2,225	2,211
Dominion Resources Inc.	1.400%	9/15/17	3,700	3,663
Dominion Resources Inc.	6.400%	6/15/18	864	946
Dominion Resources Inc.	5.200%	8/15/19	1,650	1,797
Dominion Resources Inc.	2.500%	12/1/19	7,900	7,871
DTE Electric Co.	5.600%	6/15/18	35	38
DTE Electric Co.	3.450%	10/1/20	1,855	1,939
DTE Energy Co.	2.400%	12/1/19	3,150	3,137
Duke Energy Carolinas LLC	5.100%	4/15/18	6,702	7,193
Duke Energy Carolinas LLC	7.000%	11/15/18	640	730
Duke Energy Carolinas LLC	4.300%	6/15/20	2,800	3,030
Duke Energy Corp.	1.625%	8/15/17	7,347	7,337
Duke Energy Corp.	2.100%	6/15/18	3,950	3,957
Duke Energy Corp.	6.250%	6/15/18	695	763
Duke Energy Corp.	5.050%	9/15/19	1,050	1,142
Duke Energy Florida LLC	5.650%	6/15/18	4,847	5,291
Duke Energy Indiana Inc.	3.750%	7/15/20	3,874	4,080
Duke Energy Ohio Inc.	5.450%	4/1/19	2,743	3,016
Duke Energy Progress LLC	5.300%	1/15/19	3,575	3,928
Edison International	3.750%	9/15/17	932	962
Entergy Corp.	5.125%	9/15/20	5,725	6,153
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	7,000	7,650
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	500	527
Entergy Texas Inc.	7.125%	2/1/19	4,435	5,019
Eversource Energy	1.450%	5/1/18	4,015	3,949
Eversource Energy	4.500%	11/15/19	2,425	2,587
Exelon Corp.	1.550%	6/9/17	2,110	2,103
Exelon Corp.	2.850%	6/15/20	3,500	3,495
Exelon Generation Co. LLC	6.200%	10/1/17	5,241	5,592

30

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Exelon Generation Co. LLC	5.200%	10/1/19	2,150	2,316
Exelon Generation Co. LLC	2.950%	1/15/20	9,200	9,169
Exelon Generation Co. LLC	4.000%	10/1/20	625	644
Florida Power & Light Co.	5.550%	11/1/17	1,850	1,979
Georgia Power Co.	5.700%	6/1/17	3,700	3,906
Georgia Power Co.	5.400%	6/1/18	3,510	3,818
Georgia Power Co.	1.950%	12/1/18	7,725	7,702
Indiana Michigan Power Co.	7.000%	3/15/19	4,772	5,410
Jersey Central Power & Light Co.	5.650%	6/1/17	1,550	1,628
Kansas City Power & Light Co.	5.850%	6/15/17	125	132
Kansas City Power & Light Co.	7.150%	4/1/19	5,200	5,993
LG&E & KU Energy LLC	3.750%	11/15/20	6,470	6,682
Metropolitan Edison Co.	7.700%	1/15/19	2,423	2,760
MidAmerican Energy Co.	5.950%	7/15/17	925	981
MidAmerican Energy Co.	5.300%	3/15/18	900	967
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	6,045	6,332
National Rural Utilities Cooperative Finance Corp.	0.950%	4/24/17	3,494	3,478
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	10,535	11,276
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	125	153
National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	9,250	9,264
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	400	398
National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	7,524	7,386
National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	3,325	3,294
Nevada Power Co.	6.500%	5/15/18	4,725	5,264
Nevada Power Co.	6.500%	8/1/18	6,765	7,508
Nevada Power Co.	7.125%	3/15/19	2,200	2,516
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	2,850	3,122
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	2,150	2,120
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	2,000	1,993
4 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	5,050	3,838
Northern States Power Co.	5.250%	3/1/18	2,325	2,495
Northern States Power Co.	2.200%	8/15/20	2,300	2,284
NorthWestern Corp.	6.340%	4/1/19	2,000	2,250
NSTAR Electric Co.	5.625%	11/15/17	3,025	3,235
Ohio Power Co.	6.050%	5/1/18	4,990	5,420
Oncor Electric Delivery Co. LLC	5.000%	9/30/17	2,000	2,101
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	1,215	1,350
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	4,400	4,329
Pacific Gas & Electric Co.	5.625%	11/30/17	11,834	12,649
Pacific Gas & Electric Co.	8.250%	10/15/18	2,625	3,051
Pacific Gas & Electric Co.	3.500%	10/1/20	5,910	6,146
PacifiCorp	5.650%	7/15/18	6,050	6,593
PacifiCorp	5.500%	1/15/19	5,740	6,299
Peco Energy Co.	1.200%	10/15/16	5,930	5,937
Peco Energy Co.	5.350%	3/1/18	3,782	4,064
Pennsylvania Electric Co.	6.050%	9/1/17	2,550	2,715
Pennsylvania Electric Co.	5.200%	4/1/20	1,550	1,653
PG&E Corp.	2.400%	3/1/19	6,100	6,104
Portland General Electric Co.	6.100%	4/15/19	2,855	3,185
PPL Capital Funding Inc.	1.900%	6/1/18	11,060	10,961
Progress Energy Inc.	7.050%	3/15/19	1,650	1,872
Progress Energy Inc.	4.875%	12/1/19	2,736	2,934
PSEG Power LLC	5.125%	4/15/20	4,037	4,357
Public Service Co. of Colorado	5.125%	6/1/19	2,425	2,663
Public Service Co. of Colorado	3.200%	11/15/20	1,800	1,859
Public Service Co. of New Mexico	7.950%	5/15/18	3,531	3,947
Public Service Co. of Oklahoma	5.150%	12/1/19	1,725	1,887
Public Service Electric & Gas Co.	2.300%	9/15/18	11,725	11,853
Public Service Electric & Gas Co.	2.000%	8/15/19	3,000	2,979
Public Service Electric & Gas Co.	3.500%	8/15/20	1,375	1,436
Puget Energy Inc.	6.500%	12/15/20	2,100	2,405
South Carolina Electric & Gas Co.	5.250%	11/1/18	5,433	5,900
South Carolina Electric & Gas Co.	6.500%	11/1/18	813	914
Southern California Edison Co.	1.125%	5/1/17	6,960	6,914

31

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern California Edison Co.	5.500%	8/15/18	5,565	6,063
Southern Co.	1.300%	8/15/17	2,350	2,328
Southern Co.	2.150%	9/1/19	2,675	2,620
Southern Co.	2.750%	6/15/20	9,850	9,735
Southern Power Co.	1.850%	12/1/17	8,000	7,996
Southwestern Electric Power Co.	5.550%	1/15/17	2,825	2,939
Southwestern Electric Power Co.	5.875%	3/1/18	250	270
Southwestern Electric Power Co.	6.450%	1/15/19	3,772	4,215
Tampa Electric Co.	6.100%	5/15/18	2,845	3,101
TECO Finance Inc.	5.150%	3/15/20	5,100	5,487
TransAlta Corp.	6.900%	5/15/18	3,550	3,614
Union Electric Co.	5.400%	2/1/16	5,000	5,017
Union Electric Co.	6.700%	2/1/19	2,025	2,301
Virginia Electric & Power Co.	5.400%	1/15/16	100	100
Virginia Electric & Power Co.	5.950%	9/15/17	2,587	2,781
Virginia Electric & Power Co.	1.200%	1/15/18	6,330	6,268
Virginia Electric & Power Co.	5.400%	4/30/18	125	135
WEC Energy Group Inc.	1.650%	6/15/18	1,800	1,786
WEC Energy Group Inc.	2.450%	6/15/20	2,000	1,990
4 WEC Energy Group Inc.	6.110%	12/1/66	1,650	1,254
4 WEC Energy Group Inc.	6.250%	5/15/67	3,100	2,310
Wisconsin Electric Power Co.	1.700%	6/15/18	500	498
Wisconsin Electric Power Co.	4.250%	12/15/19	350	376
Wisconsin Power & Light Co.	5.000%	7/15/19	2,260	2,479
Wisconsin Public Service Corp.	1.650%	12/4/18	9,700	9,627
Xcel Energy Inc.	1.200%	6/1/17	750	746
Xcel Energy Inc.	4.700%	5/15/20	5,235	5,627
Natural Gas (0.1%)
AGL Capital Corp.	5.250%	8/15/19	225	242
Atmos Energy Corp.	6.350%	6/15/17	45	48
British Transco Finance Inc.	6.625%	6/1/18	350	387
CenterPoint Energy Resources Corp.	6.125%	11/1/17	3,587	3,860
CenterPoint Energy Resources Corp.	6.000%	5/15/18	5,310	5,752
NiSource Finance Corp.	6.400%	3/15/18	7,840	8,541
NiSource Finance Corp.	6.800%	1/15/19	1,888	2,119
NiSource Finance Corp.	5.450%	9/15/20	150	164
ONE Gas Inc.	2.070%	2/1/19	5,675	5,643
Sempra Energy	2.300%	4/1/17	6,450	6,498
Sempra Energy	6.150%	6/15/18	11,000	12,004
Sempra Energy	9.800%	2/15/19	3,445	4,170
Sempra Energy	2.400%	3/15/20	2,975	2,907
Sempra Energy	2.850%	11/15/20	3,350	3,349
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	200	215
				617,152

Total Corporate Bonds (Cost $11,276,219)				11,206,634

Sovereign Bonds (U.S. Dollar-Denominated) (6.9%)
African Development Bank	1.125%	3/15/17	9,085	9,100
African Development Bank	0.875%	5/15/17	7,000	6,983
African Development Bank	0.875%	3/15/18	30,500	30,231
African Development Bank	1.625%	10/2/18	5,400	5,427
African Development Bank	1.375%	2/12/20	3,650	3,587
Agricultural Bank Of China	2.000%	5/21/18	2,250	2,237
Agricultural Bank Of China	2.750%	5/21/20	2,100	2,086
Asian Development Bank	0.750%	1/11/17	15,600	15,572
Asian Development Bank	1.125%	3/15/17	18,875	18,906
Asian Development Bank	5.250%	6/12/17	3,300	3,495
Asian Development Bank	0.750%	7/28/17	24,070	23,941
Asian Development Bank	1.125%	6/5/18	22,000	21,826
Asian Development Bank	5.593%	7/16/18	6,380	6,984
Asian Development Bank	1.750%	9/11/18	7,550	7,619

32

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Asian Development Bank	1.500%	9/28/18	600	601
Asian Development Bank	1.875%	10/23/18	4,260	4,312
Asian Development Bank	1.750%	3/21/19	13,200	13,282
Asian Development Bank	1.875%	4/12/19	3,900	3,939
Asian Development Bank	1.500%	1/22/20	8,400	8,308
Asian Development Bank	1.375%	3/23/20	4,000	3,936
Asian Development Bank	1.625%	8/26/20	10,000	9,908
Banco do Brasil SA	3.875%	1/23/17	2,275	2,276
Canada	0.875%	2/14/17	25,400	25,363
Canada	1.125%	3/19/18	21,500	21,418
Canada	1.625%	2/27/19	6,870	6,883
CNOOC Finance 2013 Ltd.	1.750%	5/9/18	9,475	9,348
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	2,825	2,762
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	7,300	7,263
Corp. Andina de Fomento	5.750%	1/12/17	1,415	1,474
Corp. Andina de Fomento	1.500%	8/8/17	15,750	15,670
Corp. Andina de Fomento	8.125%	6/4/19	4,705	5,534
Council Of Europe Development Bank	1.500%	2/22/17	2,350	2,362
Council Of Europe Development Bank	1.500%	6/19/17	14,675	14,754
Council Of Europe Development Bank	1.000%	3/7/18	6,075	6,032
Council Of Europe Development Bank	1.125%	5/31/18	6,775	6,732
Council Of Europe Development Bank	1.750%	11/14/19	2,000	2,000
Council Of Europe Development Bank	1.625%	3/10/20	9,755	9,662
6 Development Bank of Japan Inc.	5.125%	2/1/17	3,650	3,803
Ecopetrol SA	4.250%	9/18/18	5,000	4,994
Ecopetrol SA	7.625%	7/23/19	10,050	10,927
European Bank for Reconstruction & Development	2.500%	3/15/16	11,950	11,994
European Bank for Reconstruction & Development	1.375%	10/20/16	7,600	7,628
European Bank for Reconstruction & Development	1.000%	2/16/17	12,350	12,352
European Bank for Reconstruction & Development	0.750%	9/1/17	10,125	10,061
European Bank for Reconstruction & Development	1.000%	6/15/18	8,100	8,028
European Bank for Reconstruction & Development	1.000%	9/17/18	18,850	18,596
European Bank for Reconstruction & Development	1.625%	11/15/18	8,775	8,808
European Bank for Reconstruction & Development	1.750%	6/14/19	8,000	8,026
European Bank for Reconstruction & Development	1.750%	11/26/19	4,250	4,245
European Bank for Reconstruction & Development	1.500%	3/16/20	7,650	7,541
European Investment Bank	1.125%	12/15/16	37,050	37,084
European Investment Bank	4.875%	1/17/17	19,600	20,365
European Investment Bank	1.750%	3/15/17	20,100	20,271
European Investment Bank	0.875%	4/18/17	26,400	26,316
European Investment Bank	5.125%	5/30/17	25,100	26,505
European Investment Bank	1.625%	6/15/17	19,000	19,143
European Investment Bank	1.000%	8/17/17	30,950	30,858
European Investment Bank	1.125%	9/15/17	32,350	32,274
European Investment Bank	1.000%	12/15/17	19,700	19,592
European Investment Bank	1.000%	3/15/18	17,900	17,767
European Investment Bank	1.250%	5/15/18	15,500	15,446
European Investment Bank	1.000%	6/15/18	30,800	30,512
European Investment Bank	1.125%	8/15/18	21,975	21,753
European Investment Bank	1.625%	12/18/18	13,500	13,541
European Investment Bank	1.875%	3/15/19	40,200	40,542
European Investment Bank	1.750%	6/17/19	46,700	46,808
European Investment Bank	1.625%	3/16/20	12,150	12,034
European Investment Bank	1.375%	6/15/20	30,450	29,794
European Investment Bank	2.875%	9/15/20	2,500	2,605
European Investment Bank	1.625%	12/15/20	12,615	12,380
Export Development Canada	1.250%	10/26/16	8,000	8,019
7 Export Development Canada	1.000%	5/15/17	9,925	9,910
Export Development Canada	0.750%	12/15/17	2,950	2,904
Export Development Canada	1.000%	6/15/18	9,075	8,990
Export Development Canada	1.500%	10/3/18	3,800	3,802
Export Development Canada	1.000%	11/1/18	6,000	5,930
7 Export Development Canada	1.750%	8/19/19	3,800	3,808
7 Export Development Canada	1.625%	12/3/19	12,200	12,142

33

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Export-Import Bank of Korea	4.000%	1/11/17	21,000	21,511
Export-Import Bank of Korea	1.750%	2/27/18	3,250	3,232
Export-Import Bank of Korea	2.875%	9/17/18	7,900	8,057
Export-Import Bank of Korea	2.375%	8/12/19	1,650	1,656
Export-Import Bank of Korea	2.250%	1/21/20	500	496
Export-Import Bank of Korea	5.125%	6/29/20	6,400	7,090
Federative Republic of Brazil	6.000%	1/17/17	4,280	4,398
FMS Wertmanagement AoeR	0.625%	1/30/17	16,100	16,018
FMS Wertmanagement AoeR	1.125%	9/5/17	5,600	5,582
FMS Wertmanagement AoeR	1.000%	11/21/17	9,725	9,661
FMS Wertmanagement AoeR	1.250%	7/30/18	9,700	9,632
FMS Wertmanagement AoeR	1.625%	11/20/18	14,450	14,496
FMS Wertmanagement AoeR	1.750%	3/17/20	8,500	8,441
Hydro-Quebec	1.375%	6/19/17	6,100	6,091
Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	8,900	8,933
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	6,250	6,368
Inter-American Development Bank	1.375%	10/18/16	200	201
Inter-American Development Bank	1.125%	3/15/17	23,985	24,018
Inter-American Development Bank	1.000%	7/14/17	15,300	15,276
Inter-American Development Bank	2.375%	8/15/17	8,800	8,975
Inter-American Development Bank	0.875%	3/15/18	13,725	13,609
Inter-American Development Bank	1.750%	8/24/18	14,725	14,865
Inter-American Development Bank	1.125%	8/28/18	16,550	16,389
Inter-American Development Bank	4.250%	9/10/18	200	215
Inter-American Development Bank	1.125%	9/12/19	9,200	9,021
Inter-American Development Bank	3.875%	9/17/19	10,500	11,298
Inter-American Development Bank	1.750%	10/15/19	18,200	18,233
Inter-American Development Bank	3.875%	2/14/20	5,675	6,138
Inter-American Development Bank	1.875%	6/16/20	33,800	33,817
Inter-American Development Bank	2.125%	11/9/20	11,750	11,837
International Bank for Reconstruction & Development	0.750%	12/15/16	10,950	10,933
International Bank for Reconstruction & Development	0.875%	4/17/17	26,900	26,855
International Bank for Reconstruction & Development	1.125%	7/18/17	11,700	11,702
International Bank for Reconstruction & Development	1.000%	11/15/17	14,300	14,254
International Bank for Reconstruction & Development	1.375%	4/10/18	22,400	22,444
International Bank for Reconstruction & Development	1.000%	6/15/18	40,000	39,636
International Bank for Reconstruction & Development	1.000%	10/5/18	23,000	22,753
International Bank for Reconstruction & Development	1.875%	3/15/19	28,500	28,778
International Bank for Reconstruction & Development	1.875%	10/7/19	19,600	19,731
International Bank for Reconstruction & Development	2.125%	11/1/20	26,000	26,264
International Finance Corp.	2.250%	4/11/16	3,500	3,515
International Finance Corp.	1.000%	4/24/17	18,950	18,898
International Finance Corp.	2.125%	11/17/17	1,050	1,064
International Finance Corp.	0.875%	6/15/18	21,800	21,554
International Finance Corp.	1.250%	7/16/18	3,300	3,290
International Finance Corp.	1.750%	9/4/18	22,700	22,903
International Finance Corp.	1.750%	9/16/19	12,500	12,487
International Finance Corp.	1.625%	7/16/20	14,500	14,360
6 Japan Bank for International Cooperation	1.125%	7/19/17	12,325	12,248
6 Japan Bank for International Cooperation	1.750%	7/31/18	14,900	14,858
6 Japan Bank for International Cooperation	1.750%	11/13/18	12,200	12,136
6 Japan Bank for International Cooperation	2.125%	2/7/19	6,300	6,329
6 Japan Bank for International Cooperation	1.750%	5/29/19	11,950	11,887
6 Japan Bank for International Cooperation	1.750%	5/28/20	8,500	8,294
6 Japan Finance Organization for Municipalities	5.000%	5/16/17	4,000	4,180
8 KFW	1.250%	10/5/16	18,700	18,756
8 KFW	4.875%	1/17/17	400	416
8 KFW	1.250%	2/15/17	18,925	18,976
8 KFW	0.750%	3/17/17	30,300	30,154
8 KFW	0.875%	9/5/17	27,400	27,273
8 KFW	0.875%	12/15/17	19,000	18,797
8 KFW	1.000%	1/26/18	46,500	46,026
8 KFW	4.375%	3/15/18	19,050	20,313
8 KFW	1.000%	6/11/18	35,200	34,881

34

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
8 KFW	4.500%	7/16/18	13,075	14,081
8 KFW	1.125%	8/6/18	43,000	42,549
8 KFW	1.125%	11/16/18	15,000	14,826
8 KFW	1.875%	4/1/19	10,800	10,893
8 KFW	4.875%	6/17/19	18,120	20,076
8 KFW	1.750%	10/15/19	11,000	10,971
8 KFW	4.000%	1/27/20	21,475	23,296
8 KFW	1.500%	4/20/20	48,050	47,236
8 KFW	1.875%	6/30/20	25,450	25,365
8 KFW	2.750%	9/8/20	23,475	24,327
8 KFW	2.750%	10/1/20	11,200	11,612
Korea Development Bank	3.250%	3/9/16	1,875	1,882
Korea Development Bank	3.875%	5/4/17	14,825	15,233
Korea Development Bank	2.250%	8/7/17	2,650	2,667
Korea Development Bank	3.500%	8/22/17	6,650	6,836
Korea Development Bank	1.500%	1/22/18	4,500	4,460
Korea Development Bank	2.875%	8/22/18	500	510
Korea Development Bank	3.000%	3/17/19	9,800	9,961
8 Landwirtschaftliche Rentenbank	5.000%	11/8/16	1,700	1,757
8 Landwirtschaftliche Rentenbank	5.125%	2/1/17	6,690	6,978
8 Landwirtschaftliche Rentenbank	0.875%	9/12/17	6,125	6,087
8 Landwirtschaftliche Rentenbank	1.000%	4/4/18	18,950	18,798
8 Landwirtschaftliche Rentenbank	1.875%	9/17/18	11,200	11,277
8 Landwirtschaftliche Rentenbank	1.750%	4/15/19	5,925	5,941
8 Landwirtschaftliche Rentenbank	1.375%	10/23/19	5,225	5,139
Nexen Energy ULC	6.200%	7/30/19	3,500	3,886
Nordic Investment Bank	5.000%	2/1/17	8,650	9,023
Nordic Investment Bank	1.000%	3/7/17	6,150	6,149
Nordic Investment Bank	1.875%	6/14/19	11,050	11,155
Nordic Investment Bank	1.500%	9/29/20	8,000	7,887
North American Development Bank	2.300%	10/10/18	2,700	2,714
North American Development Bank	4.375%	2/11/20	675	727
9 Oesterreichische Kontrollbank AG	0.750%	5/19/17	8,000	7,957
9 Oesterreichische Kontrollbank AG	1.125%	5/29/18	12,050	11,968
9 Oesterreichische Kontrollbank AG	1.625%	3/12/19	6,500	6,508
9 Oesterreichische Kontrollbank AG	1.375%	2/10/20	8,550	8,370
9 Oesterreichische Kontrollbank AG	1.500%	10/21/20	15,200	14,838
Petroleos Mexicanos	5.750%	3/1/18	23,875	25,004
Petroleos Mexicanos	3.500%	7/18/18	20,875	20,738
Petroleos Mexicanos	3.125%	1/23/19	400	389
Petroleos Mexicanos	8.000%	5/3/19	5,650	6,233
Petroleos Mexicanos	6.000%	3/5/20	4,550	4,800
5 Petroleos Mexicanos	3.500%	7/23/20	12,200	11,620
Province of British Columbia	1.200%	4/25/17	4,000	4,001
Province of Manitoba	4.900%	12/6/16	5,450	5,661
Province of Manitoba	1.300%	4/3/17	1,000	1,000
Province of Manitoba	1.125%	6/1/18	2,330	2,300
Province of Manitoba	1.750%	5/30/19	5,525	5,483
Province of Manitoba	9.250%	4/1/20	1,500	1,911
Province of Manitoba	2.050%	11/30/20	9,700	9,636
Province of New Brunswick	5.200%	2/21/17	220	230
Province of New Brunswick	2.750%	6/15/18	6,425	6,586
Province of Nova Scotia	5.125%	1/26/17	245	255
Province of Ontario	4.950%	11/28/16	200	207
Province of Ontario	1.100%	10/25/17	15,850	15,744
Province of Ontario	3.150%	12/15/17	1,150	1,180
Province of Ontario	1.200%	2/14/18	17,900	17,800
Province of Ontario	2.000%	9/27/18	6,900	6,942
Province of Ontario	2.000%	1/30/19	17,700	17,768
Province of Ontario	1.650%	9/27/19	11,825	11,648
Province of Ontario	4.000%	10/7/19	11,400	12,194
Province of Ontario	4.400%	4/14/20	2,425	2,649
Province of Ontario	1.875%	5/21/20	8,000	7,917
Quebec	3.500%	7/29/20	3,300	3,491

35

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Chile	3.875%	8/5/20	5,350	5,678
Republic of Colombia	7.375%	1/27/17	9,600	10,056
Republic of Colombia	7.375%	3/18/19	22,385	25,015
Republic of Colombia	11.750%	2/25/20	1,900	2,460
Republic of Italy	5.375%	6/12/17	5,600	5,887
Republic of Korea	7.125%	4/16/19	15,350	17,789
Republic of Panama	5.200%	1/30/20	8,895	9,651
Republic of Peru	7.125%	3/30/19	8,100	9,285
Republic of Poland	6.375%	7/15/19	24,000	27,420
Republic of South Africa	6.875%	5/27/19	11,875	12,738
Republic of South Africa	5.500%	3/9/20	8,280	8,477
Republic of the Philippines	9.875%	1/15/19	6,650	8,221
Republic of the Philippines	8.375%	6/17/19	12,275	14,883
Republic of Turkey	7.500%	7/14/17	11,375	12,231
Republic of Turkey	6.750%	4/3/18	19,575	21,044
Republic of Turkey	7.000%	3/11/19	14,075	15,436
Republic of Turkey	7.500%	11/7/19	2,350	2,635
Republic of Turkey	7.000%	6/5/20	13,223	14,742
State of Israel	5.500%	11/9/16	3,525	3,656
State of Israel	5.125%	3/26/19	13,605	14,964
Statoil ASA	3.125%	8/17/17	9,329	9,559
Statoil ASA	1.250%	11/9/17	6,100	6,067
Statoil ASA	6.700%	1/15/18	4,640	5,084
Statoil ASA	1.200%	1/17/18	1,475	1,459
Statoil ASA	1.150%	5/15/18	5,070	5,002
Statoil ASA	1.950%	11/8/18	1,325	1,325
Statoil ASA	5.250%	4/15/19	9,200	10,023
Statoil ASA	2.250%	11/8/19	8,897	8,873
Statoil ASA	2.900%	11/8/20	6,175	6,235
Svensk Exportkredit AB	5.125%	3/1/17	6,392	6,688
Svensk Exportkredit AB	1.750%	5/30/17	3,335	3,362
Svensk Exportkredit AB	1.125%	4/5/18	6,000	5,950
Svensk Exportkredit AB	1.875%	6/17/19	6,700	6,739
Svensk Exportkredit AB	1.875%	6/23/20	8,500	8,450
United Mexican States	11.375%	9/15/16	12,375	13,204
United Mexican States	5.625%	1/15/17	26,050	27,041
United Mexican States	5.950%	3/19/19	7,700	8,569
United Mexican States	5.125%	1/15/20	11,721	12,787

Total Sovereign Bonds (Cost $2,947,933)				2,938,422

Taxable Municipal Bonds (0.1%)
California GO	1.050%	2/1/16	145	145
California GO	5.950%	4/1/16	2,890	2,931
California GO	6.200%	3/1/19	500	567
California GO	6.200%	10/1/19	3,575	4,111
Cornell University New York GO	5.450%	2/1/19	175	194
Dartmouth College New Hampshire GO	4.750%	6/1/19	910	991
Emory University Georgia GO	5.625%	9/1/19	195	218
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	1,650	1,658
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	6,745	6,840
Illinois GO	5.365%	3/1/17	5,000	5,175
Illinois GO	5.665%	3/1/18	9,450	9,960
Illinois GO	5.877%	3/1/19	3,980	4,259
10 New Jersey Economic Development Authority
Revenue	0.000%	2/15/20	1,175	1,009
Princeton University New Jersey GO	4.950%	3/1/19	720	788
Stanford University California GO	4.750%	5/1/19	1,150	1,253
University of California Revenue	1.796%	7/1/19	5,220	5,221
Vanderbilt University Tennessee GO	5.250%	4/1/19	20	22
Total Taxable Municipal Bonds (Cost $45,307)				45,342

36

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (1.4%)
Money Market Fund (1.4%)
11 Vanguard Market Liquidity Fund (Cost $568,741)	0.363%	568,740,878	568,741
Total Investments (100.8%) (Cost $42,875,251)			42,710,713
Other Assets and Liabilities—Net (-0.8%)			(331,388)
Net Assets (100%)			42,379,325

1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was $301,372,000, representing 0.7% of net assets.
6 Guaranteed by the Government of Japan.
7 Guaranteed by the Government of Canada.
8 Guaranteed by the Federal Republic of Germany.
9 Guaranteed by the Republic of Austria.
10 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

37

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (53.0%)
U.S. Government Securities (51.6%)
	United States Treasury Note/Bond	2.625%	11/15/20	131,572	136,711
	United States Treasury Note/Bond	2.000%	11/30/20	62,886	63,525
	United States Treasury Note/Bond	1.750%	12/31/20	14,900	14,891
	United States Treasury Note/Bond	2.375%	12/31/20	57,345	58,958
	United States Treasury Note/Bond	2.125%	1/31/21	215,885	219,056
	United States Treasury Note/Bond	3.625%	2/15/21	261,615	284,383
	United States Treasury Note/Bond	2.000%	2/28/21	258,945	261,048
	United States Treasury Note/Bond	2.250%	3/31/21	163,720	167,045
	United States Treasury Note/Bond	2.250%	4/30/21	133,500	136,129
	United States Treasury Note/Bond	3.125%	5/15/21	362,213	385,246
	United States Treasury Note/Bond	8.125%	5/15/21	10,000	13,186
	United States Treasury Note/Bond	2.000%	5/31/21	167,600	168,726
	United States Treasury Note/Bond	2.125%	6/30/21	223,030	225,818
	United States Treasury Note/Bond	2.250%	7/31/21	149,555	152,359
	United States Treasury Note/Bond	2.125%	8/15/21	189,473	191,694
	United States Treasury Note/Bond	8.125%	8/15/21	17,300	23,033
	United States Treasury Note/Bond	2.000%	8/31/21	227,110	228,068
	United States Treasury Note/Bond	2.125%	9/30/21	185,831	187,747
	United States Treasury Note/Bond	2.000%	10/31/21	153,075	153,482
	United States Treasury Note/Bond	2.000%	11/15/21	251,645	252,314
	United States Treasury Note/Bond	8.000%	11/15/21	36,300	48,478
	United States Treasury Note/Bond	1.875%	11/30/21	266,828	265,659
	United States Treasury Note/Bond	2.125%	12/31/21	173,284	174,800
	United States Treasury Note/Bond	1.500%	1/31/22	148,100	143,958
	United States Treasury Note/Bond	2.000%	2/15/22	93,058	93,218
	United States Treasury Note/Bond	1.750%	2/28/22	200,611	197,726
	United States Treasury Note/Bond	1.750%	3/31/22	207,992	204,710
	United States Treasury Note/Bond	1.750%	4/30/22	251,160	247,119
	United States Treasury Note/Bond	1.750%	5/15/22	196,535	193,280
	United States Treasury Note/Bond	1.875%	5/31/22	157,170	155,623
	United States Treasury Note/Bond	2.125%	6/30/22	33,130	33,290
	United States Treasury Note/Bond	2.000%	7/31/22	181,200	180,718
	United States Treasury Note/Bond	1.625%	8/15/22	247,652	241,191
	United States Treasury Note/Bond	7.250%	8/15/22	5,500	7,274
	United States Treasury Note/Bond	1.875%	8/31/22	189,311	187,092
	United States Treasury Note/Bond	1.750%	9/30/22	69,965	68,555
	United States Treasury Note/Bond	1.875%	10/31/22	35,915	35,449
	United States Treasury Note/Bond	1.625%	11/15/22	269,175	261,436
	United States Treasury Note/Bond	2.000%	11/30/22	318,740	316,898
	United States Treasury Note/Bond	2.000%	2/15/23	197,020	195,820
	United States Treasury Note/Bond	7.125%	2/15/23	35,000	46,731
	United States Treasury Note/Bond	1.750%	5/15/23	574,750	559,755
	United States Treasury Note/Bond	2.500%	8/15/23	703,830	721,975
	United States Treasury Note/Bond	6.250%	8/15/23	76,500	98,732
	United States Treasury Note/Bond	2.750%	11/15/23	358,122	373,679
	United States Treasury Note/Bond	2.750%	2/15/24	299,773	312,139
	United States Treasury Note/Bond	2.500%	5/15/24	415,569	424,466
	United States Treasury Note/Bond	2.375%	8/15/24	394,451	398,396
	United States Treasury Note/Bond	2.250%	11/15/24	414,024	413,701
	United States Treasury Note/Bond	2.000%	2/15/25	399,836	390,651
	United States Treasury Note/Bond	2.125%	5/15/25	526,375	519,222
	United States Treasury Note/Bond	2.000%	8/15/25	332,812	324,388
	United States Treasury Note/Bond	2.250%	11/15/25	450,317	449,119
					11,608,667
Agency Bonds and Notes (1.4%)
1	AID-Israel	5.500%	9/18/23	4,300	5,181
1	AID-Israel	5.500%	4/26/24	12,058	14,614
1	AID-Jordan	2.578%	6/30/22	3,200	3,240
1	AID-Tunisia	2.452%	7/24/21	2,175	2,191
2	Federal Farm Credit Banks	3.500%	12/20/23	4,250	4,577
2	Federal Home Loan Banks	5.625%	6/11/21	13,465	15,951

38

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Federal Home Loan Banks	2.125%	3/10/23	12,200	12,066
2 Federal Home Loan Banks	2.875%	6/14/24	20,000	20,598
2 Federal Home Loan Banks	5.375%	8/15/24	100	122
2 Federal Home Loan Banks	2.875%	9/13/24	20,000	20,503
3 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	81,350	82,513
3 Federal National Mortgage Assn.	2.625%	9/6/24	58,645	59,258
Private Export Funding Corp.	4.300%	12/15/21	9,940	10,974
Private Export Funding Corp.	2.800%	5/15/22	3,725	3,786
Private Export Funding Corp.	2.050%	11/15/22	10,276	9,923
Private Export Funding Corp.	3.550%	1/15/24	3,500	3,711
Private Export Funding Corp.	2.450%	7/15/24	3,350	3,262
Private Export Funding Corp.	3.250%	6/15/25	1,675	1,722
Resolution Funding Corp.	8.625%	1/15/21	850	1,110
2 Tennessee Valley Authority	3.875%	2/15/21	6,100	6,652
2 Tennessee Valley Authority	1.875%	8/15/22	8,175	7,962
2 Tennessee Valley Authority	2.875%	9/15/24	7,875	7,884
2 Tennessee Valley Authority	6.750%	11/1/25	6,830	9,002

				306,802

Total U.S. Government and Agency Obligations (Cost $11,871,853)				11,915,469

Corporate Bonds (39.5%)
Finance (12.4%)
Banking (7.7%)
Abbey National Treasury Services plc	4.000%	3/13/24	7,725	8,037
American Express Co.	2.650%	12/2/22	10,048	9,750
American Express Co.	3.625%	12/5/24	4,775	4,719
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	7,125	7,285
Bancolombia SA	5.950%	6/3/21	6,900	7,120
Bank of America Corp.	5.875%	1/5/21	9,600	10,868
Bank of America Corp.	5.000%	5/13/21	14,235	15,553
Bank of America Corp.	5.700%	1/24/22	13,889	15,663
Bank of America Corp.	3.300%	1/11/23	22,025	21,712
Bank of America Corp.	4.100%	7/24/23	21,450	22,182
Bank of America Corp.	4.125%	1/22/24	13,000	13,390
Bank of America Corp.	4.000%	4/1/24	20,509	20,985
Bank of America Corp.	4.200%	8/26/24	17,550	17,574
Bank of America Corp.	4.000%	1/22/25	18,500	18,114
Bank of America Corp.	3.950%	4/21/25	15,000	14,601
Bank of America Corp.	3.875%	8/1/25	31,000	31,458
Bank of Montreal	2.550%	11/6/22	7,318	7,236
Bank of New York Mellon Corp.	4.150%	2/1/21	2,150	2,314
Bank of New York Mellon Corp.	3.550%	9/23/21	4,875	5,101
Bank of New York Mellon Corp.	3.400%	5/15/24	5,925	6,020
Bank of New York Mellon Corp.	3.250%	9/11/24	9,000	9,061
Bank of New York Mellon Corp.	3.000%	2/24/25	8,750	8,598
Bank of Nova Scotia	4.375%	1/13/21	4,800	5,184
Bank of Nova Scotia	2.800%	7/21/21	13,722	13,896
Bank of Nova Scotia	4.500%	12/16/25	9,950	9,894
Barclays Bank plc	3.750%	5/15/24	14,310	14,567
Barclays plc	4.375%	9/11/24	8,000	7,821
Barclays plc	3.650%	3/16/25	12,200	11,782
BB&T Corp.	3.950%	3/22/22	1,800	1,890
BNP Paribas SA	5.000%	1/15/21	22,185	24,476
BNP Paribas SA	3.250%	3/3/23	7,583	7,554
BNP Paribas SA	4.250%	10/15/24	3,500	3,467
BPCE SA	4.000%	4/15/24	7,900	8,181
Branch Banking & Trust Co.	2.850%	4/1/21	2,150	2,173
Branch Banking & Trust Co.	3.625%	9/16/25	7,900	7,974
Capital One Bank USA NA	3.375%	2/15/23	10,121	9,904
Capital One Financial Corp.	4.750%	7/15/21	8,200	8,887
Capital One Financial Corp.	3.500%	6/15/23	5,050	5,004
Capital One Financial Corp.	3.750%	4/24/24	4,600	4,636
Capital One Financial Corp.	3.200%	2/5/25	7,780	7,523

39

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	4.200%	10/29/25	9,000	8,886
	Capital One NA	2.950%	7/23/21	9,000	8,919
4,5	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	2,100	2,472
	Citigroup Inc.	4.500%	1/14/22	15,925	17,051
	Citigroup Inc.	4.050%	7/30/22	5,735	5,858
	Citigroup Inc.	3.500%	5/15/23	10,685	10,528
	Citigroup Inc.	3.875%	10/25/23	14,400	14,875
	Citigroup Inc.	3.750%	6/16/24	9,659	9,834
	Citigroup Inc.	4.000%	8/5/24	4,325	4,285
	Citigroup Inc.	3.875%	3/26/25	11,500	11,199
	Citigroup Inc.	3.300%	4/27/25	12,300	12,077
	Citigroup Inc.	4.400%	6/10/25	22,650	22,876
	Citizens Financial Group Inc.	4.300%	12/3/25	5,000	5,020
	Comerica Bank	4.000%	7/27/25	1,825	1,851
	Compass Bank	3.875%	4/10/25	500	458
	Cooperatieve Rabobank UA	4.500%	1/11/21	4,188	4,561
	Cooperatieve Rabobank UA	3.875%	2/8/22	22,896	24,094
	Cooperatieve Rabobank UA	3.950%	11/9/22	15,034	15,168
	Cooperatieve Rabobank UA	4.625%	12/1/23	14,375	14,968
	Cooperatieve Rabobank UA	3.375%	5/21/25	7,655	7,579
	Cooperatieve Rabobank UA	4.375%	8/4/25	4,481	4,535
	Credit Suisse	3.000%	10/29/21	20,350	20,297
	Credit Suisse	3.625%	9/9/24	18,700	18,831
5	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	12,000	11,964
5	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	13,700	13,355
	Deutsche Bank AG	3.700%	5/30/24	10,975	10,951
	Discover Bank	3.200%	8/9/21	1,000	994
	Discover Bank	4.200%	8/8/23	13,043	13,255
	Discover Financial Services	3.850%	11/21/22	6,445	6,399
	Discover Financial Services	3.950%	11/6/24	1,125	1,107
	Discover Financial Services	3.750%	3/4/25	3,000	2,883
	Fifth Third Bancorp	3.500%	3/15/22	2,252	2,292
	Fifth Third Bancorp	4.300%	1/16/24	5,500	5,635
	Fifth Third Bank	2.875%	10/1/21	4,700	4,687
	FirstMerit Corp.	4.350%	2/4/23	4,420	4,498
	Goldman Sachs Group Inc.	5.250%	7/27/21	24,595	27,211
	Goldman Sachs Group Inc.	5.750%	1/24/22	32,596	37,057
	Goldman Sachs Group Inc.	3.625%	1/22/23	14,817	14,987
	Goldman Sachs Group Inc.	4.000%	3/3/24	24,755	25,413
	Goldman Sachs Group Inc.	3.850%	7/8/24	17,700	18,061
	Goldman Sachs Group Inc.	3.500%	1/23/25	28,275	27,736
	Goldman Sachs Group Inc.	4.250%	10/21/25	13,325	13,229
	HSBC Holdings plc	5.100%	4/5/21	17,309	19,209
	HSBC Holdings plc	4.875%	1/14/22	2,824	3,081
	HSBC Holdings plc	4.000%	3/30/22	15,341	16,100
	HSBC Holdings plc	4.250%	3/14/24	18,200	18,236
	HSBC Holdings plc	4.250%	8/18/25	9,100	9,092
	HSBC USA Inc.	3.500%	6/23/24	4,500	4,513
	Intesa Sanpaolo SPA	5.250%	1/12/24	7,025	7,483
	JPMorgan Chase & Co.	4.625%	5/10/21	9,508	10,271
	JPMorgan Chase & Co.	4.350%	8/15/21	23,675	25,202
	JPMorgan Chase & Co.	4.500%	1/24/22	26,598	28,637
	JPMorgan Chase & Co.	3.250%	9/23/22	15,760	15,854
	JPMorgan Chase & Co.	3.200%	1/25/23	23,110	22,994
	JPMorgan Chase & Co.	3.375%	5/1/23	11,350	11,108
	JPMorgan Chase & Co.	3.875%	2/1/24	16,420	16,814
	JPMorgan Chase & Co.	3.625%	5/13/24	14,025	14,191
	JPMorgan Chase & Co.	3.875%	9/10/24	28,015	27,881
	JPMorgan Chase & Co.	3.125%	1/23/25	13,600	13,228
	JPMorgan Chase & Co.	3.900%	7/15/25	15,950	16,346
	KeyBank NA	3.300%	6/1/25	2,500	2,472
	KeyCorp	5.100%	3/24/21	6,185	6,783
	Lloyds Bank plc	6.375%	1/21/21	8,725	10,252
	Lloyds Bank plc	3.500%	5/14/25	5,050	5,078

40

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lloyds Banking Group plc	4.500%	11/4/24	5,175	5,235
Manufacturers & Traders Trust Co.	2.900%	2/6/25	7,725	7,478
Morgan Stanley	5.750%	1/25/21	14,675	16,496
Morgan Stanley	5.500%	7/28/21	19,760	22,124
Morgan Stanley	4.875%	11/1/22	14,080	14,972
Morgan Stanley	3.750%	2/25/23	26,357	27,004
Morgan Stanley	4.100%	5/22/23	12,490	12,600
Morgan Stanley	3.875%	4/29/24	19,660	20,045
Morgan Stanley	3.700%	10/23/24	19,840	19,854
Morgan Stanley	4.000%	7/23/25	14,440	14,879
Morgan Stanley	5.000%	11/24/25	13,000	13,801
MUFG Americas Holdings Corp.	3.500%	6/18/22	3,075	3,132
MUFG Americas Holdings Corp.	3.000%	2/10/25	4,607	4,394
National Australia Bank Ltd.	3.000%	1/20/23	4,350	4,317
Northern Trust Corp.	3.375%	8/23/21	3,300	3,425
Northern Trust Corp.	2.375%	8/2/22	4,895	4,803
Northern Trust Corp.	3.950%	10/30/25	400	417
People's United Bank	4.000%	7/15/24	1,675	1,654
People's United Financial Inc.	3.650%	12/6/22	2,775	2,753
PNC Bank NA	2.700%	11/1/22	5,650	5,485
PNC Bank NA	2.950%	1/30/23	4,800	4,662
PNC Bank NA	3.800%	7/25/23	3,425	3,520
PNC Bank NA	3.300%	10/30/24	6,262	6,281
PNC Bank NA	2.950%	2/23/25	2,300	2,221
PNC Bank NA	4.200%	11/1/25	800	843
PNC Financial Services Group Inc.	2.854%	11/9/22	4,820	4,753
PNC Financial Services Group Inc.	3.900%	4/29/24	7,550	7,733
PNC Funding Corp.	3.300%	3/8/22	9,778	9,953
Santander Holdings USA Inc.	4.500%	7/17/25	6,000	6,102
Santander Issuances SAU	5.179%	11/19/25	9,800	9,569
State Street Corp.	4.375%	3/7/21	5,151	5,593
State Street Corp.	3.100%	5/15/23	6,675	6,584
State Street Corp.	3.700%	11/20/23	4,415	4,583
State Street Corp.	3.300%	12/16/24	6,000	6,056
State Street Corp.	3.550%	8/18/25	11,715	12,081
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	4,750	4,767
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	1,375	1,357
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	4,975	5,182
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	2,075	2,151
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	3,575	3,549
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	1,400	1,425
SunTrust Bank	2.750%	5/1/23	3,425	3,271
SVB Financial Group	3.500%	1/29/25	3,825	3,655
Svenska Handelsbanken AB	2.400%	10/1/20	2,575	2,556
Synchrony Financial	3.750%	8/15/21	3,850	3,852
Synchrony Financial	4.250%	8/15/24	7,725	7,626
Synchrony Financial	4.500%	7/23/25	9,650	9,628
US Bancorp	4.125%	5/24/21	6,545	7,068
US Bancorp	3.000%	3/15/22	6,354	6,458
US Bancorp	2.950%	7/15/22	9,925	9,872
US Bancorp	3.700%	1/30/24	2,370	2,478
US Bancorp	3.600%	9/11/24	5,100	5,184
US Bank NA	2.800%	1/27/25	8,350	8,134
Wells Fargo & Co.	3.000%	1/22/21	3,100	3,147
Wells Fargo & Co.	4.600%	4/1/21	19,995	21,768
Wells Fargo & Co.	3.500%	3/8/22	20,478	21,074
Wells Fargo & Co.	3.450%	2/13/23	13,162	13,170
Wells Fargo & Co.	4.125%	8/15/23	14,520	15,023
Wells Fargo & Co.	4.480%	1/16/24	5,639	5,934
Wells Fargo & Co.	3.300%	9/9/24	15,375	15,260
Wells Fargo & Co.	3.000%	2/19/25	19,200	18,543
Wells Fargo & Co.	3.550%	9/29/25	17,500	17,628

41

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brokerage (0.5%)
Affiliated Managers Group Inc.	4.250%	2/15/24	2,425	2,448
Affiliated Managers Group Inc.	3.500%	8/1/25	1,125	1,069
Ameriprise Financial Inc.	4.000%	10/15/23	5,864	6,054
Ameriprise Financial Inc.	3.700%	10/15/24	4,000	4,051
Apollo Investment Corp.	5.250%	3/3/25	1,625	1,567
BlackRock Inc.	4.250%	5/24/21	4,175	4,513
BlackRock Inc.	3.375%	6/1/22	5,279	5,434
BlackRock Inc.	3.500%	3/18/24	8,311	8,501
Brookfield Asset Management Inc.	4.000%	1/15/25	5,125	5,007
Charles Schwab Corp.	3.225%	9/1/22	2,425	2,465
CME Group Inc.	3.000%	9/15/22	5,075	5,099
CME Group Inc.	3.000%	3/15/25	4,800	4,709
Eaton Vance Corp.	3.625%	6/15/23	1,800	1,808
Franklin Resources Inc.	2.800%	9/15/22	2,425	2,365
Franklin Resources Inc.	2.850%	3/30/25	2,920	2,754
Intercontinental Exchange Inc.	4.000%	10/15/23	5,500	5,674
Intercontinental Exchange Inc.	3.750%	12/1/25	6,325	6,335
Invesco Finance plc	3.125%	11/30/22	4,654	4,581
Invesco Finance plc	4.000%	1/30/24	6,225	6,424
Invesco Finance plc	3.750%	1/15/26	600	603
Janus Capital Group Inc.	4.875%	8/1/25	1,900	1,947
Jefferies Group LLC	6.875%	4/15/21	4,527	5,049
Jefferies Group LLC	5.125%	1/20/23	3,625	3,628
Lazard Group LLC	3.750%	2/13/25	2,550	2,353
Legg Mason Inc.	3.950%	7/15/24	1,650	1,623
Leucadia National Corp.	5.500%	10/18/23	4,675	4,568
Nasdaq Inc.	4.250%	6/1/24	400	403
Stifel Financial Corp.	4.250%	7/18/24	1,900	1,883
TD Ameritrade Holding Corp.	2.950%	4/1/22	4,550	4,511
TD Ameritrade Holding Corp.	3.625%	4/1/25	3,050	3,085
Finance Companies (0.3%)
Air Lease Corp.	3.875%	4/1/21	3,618	3,636
Air Lease Corp.	3.750%	2/1/22	5,600	5,488
Air Lease Corp.	4.250%	9/15/24	2,300	2,257
FS Investment Corp.	4.750%	5/15/22	1,600	1,571
GATX Corp.	4.750%	6/15/22	1,800	1,900
GATX Corp.	3.900%	3/30/23	1,575	1,564
GATX Corp.	3.250%	3/30/25	2,425	2,247
5 GE Capital International Funding Co.	3.373%	11/15/25	27,971	28,258
HSBC Finance Corp.	6.676%	1/15/21	22,774	26,093
Prospect Capital Corp.	5.875%	3/15/23	1,625	1,578
Insurance (1.9%)
ACE INA Holdings Inc.	2.875%	11/3/22	8,950	8,870
ACE INA Holdings Inc.	2.700%	3/13/23	1,825	1,781
ACE INA Holdings Inc.	3.350%	5/15/24	2,885	2,910
ACE INA Holdings Inc.	3.150%	3/15/25	7,500	7,411
Aetna Inc.	4.125%	6/1/21	3,125	3,271
Aetna Inc.	2.750%	11/15/22	8,175	7,872
Aetna Inc.	3.500%	11/15/24	5,000	4,992
Aflac Inc.	4.000%	2/15/22	2,550	2,687
Aflac Inc.	3.625%	6/15/23	7,800	8,028
Aflac Inc.	3.625%	11/15/24	2,245	2,278
Aflac Inc.	3.250%	3/17/25	2,525	2,478
Alleghany Corp.	4.950%	6/27/22	4,000	4,286
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	3,800	3,768
Allstate Corp.	3.150%	6/15/23	3,120	3,118
4 Allstate Corp.	5.750%	8/15/53	4,810	4,930
American International Group Inc.	4.875%	6/1/22	13,250	14,302
American International Group Inc.	4.125%	2/15/24	6,875	7,054
American International Group Inc.	3.750%	7/10/25	2,000	1,979
Anthem Inc.	3.700%	8/15/21	2,225	2,265
Anthem Inc.	3.125%	5/15/22	5,135	5,023

42

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anthem Inc.	3.300%	1/15/23	5,271	5,132
Anthem Inc.	3.500%	8/15/24	9,050	8,832
Aon plc	2.800%	3/15/21	1,100	1,095
Aon plc	4.000%	11/27/23	850	849
Aon plc	3.500%	6/14/24	4,600	4,472
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	6,225	6,369
Assurant Inc.	4.000%	3/15/23	1,725	1,725
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	2,000	2,058
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	6,375	6,946
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	4,599	4,693
Berkshire Hathaway Inc.	3.750%	8/15/21	5,650	6,027
Berkshire Hathaway Inc.	3.000%	2/11/23	4,125	4,196
Brown & Brown Inc.	4.200%	9/15/24	5,775	5,721
Cigna Corp.	4.500%	3/15/21	2,425	2,572
Cigna Corp.	4.000%	2/15/22	4,525	4,673
Cigna Corp.	3.250%	4/15/25	5,600	5,472
CNA Financial Corp.	5.750%	8/15/21	3,555	3,978
CNA Financial Corp.	3.950%	5/15/24	3,125	3,118
Coventry Health Care Inc.	5.450%	6/15/21	6,045	6,729
Fidelity National Financial Inc.	5.500%	9/1/22	775	834
First American Financial Corp.	4.300%	2/1/23	1,525	1,515
First American Financial Corp.	4.600%	11/15/24	2,400	2,435
Hanover Insurance Group Inc.	6.375%	6/15/21	300	340
Hartford Financial Services Group Inc.	5.125%	4/15/22	5,175	5,669
Horace Mann Educators Corp.	4.500%	12/1/25	1,125	1,129
Humana Inc.	3.150%	12/1/22	2,425	2,363
Humana Inc.	3.850%	10/1/24	4,475	4,515
Infinity Property & Casualty Corp.	5.000%	9/19/22	1,750	1,757
Kemper Corp.	4.350%	2/15/25	2,000	1,973
Lincoln National Corp.	4.200%	3/15/22	300	313
Lincoln National Corp.	4.000%	9/1/23	4,000	4,085
Lincoln National Corp.	3.350%	3/9/25	4,950	4,767
Loews Corp.	2.625%	5/15/23	3,300	3,126
Markel Corp.	4.900%	7/1/22	3,450	3,701
Markel Corp.	3.625%	3/30/23	2,750	2,716
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	5,885	6,405
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	9,125	9,046
MetLife Inc.	4.750%	2/8/21	6,525	7,141
MetLife Inc.	3.048%	12/15/22	4,500	4,483
MetLife Inc.	4.368%	9/15/23	3,314	3,570
MetLife Inc.	3.600%	4/10/24	7,350	7,562
MetLife Inc.	3.000%	3/1/25	6,000	5,776
MetLife Inc.	3.600%	11/13/25	5,550	5,577
Montpelier Re Holdings Ltd.	4.700%	10/15/22	1,425	1,446
Navigators Group Inc.	5.750%	10/15/23	2,000	2,131
Old Republic International Corp.	4.875%	10/1/24	2,575	2,638
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,925	1,910
Primerica Inc.	4.750%	7/15/22	1,750	1,860
Principal Financial Group Inc.	3.300%	9/15/22	2,460	2,441
Principal Financial Group Inc.	3.125%	5/15/23	1,025	998
Principal Financial Group Inc.	3.400%	5/15/25	1,966	1,915
ProAssurance Corp.	5.300%	11/15/23	900	954
Progressive Corp.	3.750%	8/23/21	3,285	3,464
Prudential Financial Inc.	4.500%	11/16/21	2,450	2,640
Prudential Financial Inc.	3.500%	5/15/24	9,275	9,308
4 Prudential Financial Inc.	5.875%	9/15/42	5,475	5,721
4 Prudential Financial Inc.	5.625%	6/15/43	8,775	8,907
4 Prudential Financial Inc.	5.200%	3/15/44	3,575	3,459
4 Prudential Financial Inc.	5.375%	5/15/45	6,000	5,993
Reinsurance Group of America Inc.	5.000%	6/1/21	6,391	6,892
Reinsurance Group of America Inc.	4.700%	9/15/23	2,450	2,582
StanCorp Financial Group Inc.	5.000%	8/15/22	1,700	1,774
Symetra Financial Corp.	4.250%	7/15/24	1,000	1,006
Torchmark Corp.	3.800%	9/15/22	1,850	1,842

43

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UnitedHealth Group Inc.	4.700%	2/15/21	3,025	3,312
UnitedHealth Group Inc.	3.375%	11/15/21	1,625	1,674
UnitedHealth Group Inc.	2.875%	12/15/21	4,500	4,556
UnitedHealth Group Inc.	2.875%	3/15/22	7,354	7,343
UnitedHealth Group Inc.	3.350%	7/15/22	5,220	5,318
UnitedHealth Group Inc.	2.750%	2/15/23	7,575	7,412
UnitedHealth Group Inc.	2.875%	3/15/23	3,865	3,814
UnitedHealth Group Inc.	3.750%	7/15/25	13,800	14,213
Unum Group	4.000%	3/15/24	3,770	3,762
Voya Financial Inc.	5.500%	7/15/22	3,973	4,450
Willis Towers Watson plc	5.750%	3/15/21	3,900	4,276
WR Berkley Corp.	4.625%	3/15/22	2,150	2,276
XLIT Ltd.	5.750%	10/1/21	2,600	2,896
XLIT Ltd.	6.375%	11/15/24	875	1,019
XLIT Ltd.	4.450%	3/31/25	3,575	3,495
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	1,300	1,332

Real Estate Investment Trusts (2.0%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	3,206	3,325
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	4,025	3,969
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	1,800	1,773
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	2,150	2,134
AvalonBay Communities Inc.	2.950%	9/15/22	3,050	3,008
AvalonBay Communities Inc.	2.850%	3/15/23	1,500	1,447
AvalonBay Communities Inc.	4.200%	12/15/23	1,390	1,463
AvalonBay Communities Inc.	3.450%	6/1/25	6,242	6,168
AvalonBay Communities Inc.	3.500%	11/15/25	3,200	3,174
BioMed Realty LP	4.250%	7/15/22	2,100	2,083
Boston Properties LP	4.125%	5/15/21	5,660	5,933
Boston Properties LP	3.850%	2/1/23	4,300	4,391
Boston Properties LP	3.125%	9/1/23	3,137	3,050
Boston Properties LP	3.800%	2/1/24	4,050	4,120
Brandywine Operating Partnership LP	3.950%	2/15/23	2,669	2,603
Brandywine Operating Partnership LP	4.100%	10/1/24	2,715	2,624
Brixmor Operating Partnership LP	3.875%	8/15/22	3,100	3,088
Brixmor Operating Partnership LP	3.850%	2/1/25	7,450	7,244
Camden Property Trust	2.950%	12/15/22	5,675	5,460
Camden Property Trust	4.250%	1/15/24	1,100	1,138
Camden Property Trust	3.500%	9/15/24	2,000	1,956
CBL & Associates LP	5.250%	12/1/23	3,500	3,460
CBL & Associates LP	4.600%	10/15/24	2,790	2,611
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	150	148
Corporate Office Properties LP	3.700%	6/15/21	2,770	2,684
Corporate Office Properties LP	3.600%	5/15/23	4,450	4,104
CubeSmart LP	4.375%	12/15/23	3,150	3,240
CubeSmart LP	4.000%	11/15/25	825	820
DCT Industrial Operating Partnership LP	4.500%	10/15/23	1,475	1,476
DDR Corp.	3.500%	1/15/21	1,625	1,619
DDR Corp.	4.625%	7/15/22	5,565	5,747
DDR Corp.	3.375%	5/15/23	1,338	1,264
DDR Corp.	3.625%	2/1/25	2,600	2,456
5 Digital Delta Holdings LLC	4.750%	10/1/25	3,625	3,658
Digital Realty Trust LP	5.250%	3/15/21	150	162
Digital Realty Trust LP	3.950%	7/1/22	4,425	4,390
Digital Realty Trust LP	3.625%	10/1/22	6,275	6,001
Duke Realty LP	6.750%	3/15/20	350	401
Duke Realty LP	3.875%	10/15/22	5,850	5,883
Duke Realty LP	3.625%	4/15/23	2,525	2,466
Duke Realty LP	3.750%	12/1/24	1,900	1,849
Education Realty Operating Partnership LP	4.600%	12/1/24	800	788

44

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
EPR Properties	5.750%	8/15/22	2,875	3,018
EPR Properties	5.250%	7/15/23	1,800	1,834
EPR Properties	4.500%	4/1/25	1,800	1,715
Equity One Inc.	3.750%	11/15/22	2,000	1,929
ERP Operating LP	4.625%	12/15/21	7,470	8,101
ERP Operating LP	3.000%	4/15/23	2,575	2,530
ERP Operating LP	3.375%	6/1/25	2,300	2,277
Essex Portfolio LP	3.375%	1/15/23	2,000	1,962
Essex Portfolio LP	3.250%	5/1/23	4,255	4,144
Essex Portfolio LP	3.500%	4/1/25	6,150	5,919
Federal Realty Investment Trust	2.550%	1/15/21	2,850	2,832
Federal Realty Investment Trust	3.000%	8/1/22	1,525	1,508
Federal Realty Investment Trust	2.750%	6/1/23	1,600	1,530
HCP Inc.	5.375%	2/1/21	8,622	9,384
HCP Inc.	4.000%	12/1/22	1,400	1,391
HCP Inc.	4.250%	11/15/23	4,650	4,659
HCP Inc.	4.200%	3/1/24	4,342	4,321
HCP Inc.	3.875%	8/15/24	5,250	5,098
HCP Inc.	3.400%	2/1/25	8,320	7,721
HCP Inc.	4.000%	6/1/25	2,887	2,818
Healthcare Realty Trust Inc.	5.750%	1/15/21	1,500	1,659
Healthcare Realty Trust Inc.	3.750%	4/15/23	2,625	2,561
Healthcare Realty Trust Inc.	3.875%	5/1/25	1,125	1,089
Healthcare Trust of America Holdings LP	3.375%	7/15/21	3,000	2,949
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,625	1,577
Highwoods Realty LP	3.200%	6/15/21	4,600	4,497
Hospitality Properties Trust	5.000%	8/15/22	2,768	2,840
Hospitality Properties Trust	4.500%	6/15/23	2,875	2,861
Hospitality Properties Trust	4.650%	3/15/24	3,925	3,867
Host Hotels & Resorts LP	6.000%	10/1/21	3,850	4,264
Host Hotels & Resorts LP	5.250%	3/15/22	5,650	6,018
Host Hotels & Resorts LP	4.750%	3/1/23	22	23
Host Hotels & Resorts LP	3.750%	10/15/23	2,489	2,404
Host Hotels & Resorts LP	4.000%	6/15/25	2,100	2,015
Kilroy Realty LP	3.800%	1/15/23	1,425	1,411
Kilroy Realty LP	4.375%	10/1/25	1,725	1,758
Kimco Realty Corp.	3.200%	5/1/21	1,500	1,502
Kimco Realty Corp.	3.400%	11/1/22	2,500	2,480
Kimco Realty Corp.	3.125%	6/1/23	1,250	1,209
Lexington Realty Trust	4.400%	6/15/24	3,950	3,933
Liberty Property LP	4.125%	6/15/22	1,100	1,116
Liberty Property LP	4.400%	2/15/24	375	380
Liberty Property LP	3.750%	4/1/25	7,850	7,564
Mack-Cali Realty LP	4.500%	4/18/22	2,700	2,602
Mack-Cali Realty LP	3.150%	5/15/23	1,000	870
Mid-America Apartments LP	4.300%	10/15/23	2,850	2,922
Mid-America Apartments LP	3.750%	6/15/24	1,700	1,665
Mid-America Apartments LP	4.000%	11/15/25	3,900	3,871
National Retail Properties Inc.	3.800%	10/15/22	1,900	1,909
National Retail Properties Inc.	3.300%	4/15/23	4,770	4,593
National Retail Properties Inc.	3.900%	6/15/24	3,250	3,220
National Retail Properties Inc.	4.000%	11/15/25	600	589
Omega Healthcare Investors Inc.	5.875%	3/15/24	2,075	2,168
Omega Healthcare Investors Inc.	4.950%	4/1/24	2,250	2,272
Omega Healthcare Investors Inc.	4.500%	1/15/25	6,050	5,929
Piedmont Operating Partnership LP	3.400%	6/1/23	1,325	1,240
Piedmont Operating Partnership LP	4.450%	3/15/24	5,925	5,933
Post Apartment Homes LP	3.375%	12/1/22	1,500	1,452
ProLogis LP	4.250%	8/15/23	7,885	8,293
Prologis LP	3.750%	11/1/25	4,000	3,961
Realty Income Corp.	5.750%	1/15/21	1,000	1,114
Realty Income Corp.	3.250%	10/15/22	5,485	5,296
Realty Income Corp.	4.650%	8/1/23	4,425	4,599
Realty Income Corp.	3.875%	7/15/24	2,350	2,307

45

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Regency Centers LP	4.800%	4/15/21	1,575	1,696
Regency Centers LP	3.750%	6/15/24	2,875	2,856
Retail Opportunity Investments Partnership LP	5.000%	12/15/23	1,150	1,182
Retail Properties of America Inc.	4.000%	3/15/25	2,400	2,264
Select Income REIT	4.150%	2/1/22	1,725	1,655
Select Income REIT	4.500%	2/1/25	2,900	2,695
Senior Housing Properties Trust	4.750%	5/1/24	3,625	3,540
Simon Property Group LP	4.375%	3/1/21	9,185	9,948
Simon Property Group LP	4.125%	12/1/21	11,900	12,753
Simon Property Group LP	3.375%	3/15/22	3,841	3,963
Simon Property Group LP	3.750%	2/1/24	1,345	1,401
Simon Property Group LP	3.375%	10/1/24	225	227
Simon Property Group LP	3.500%	9/1/25	6,000	6,088
Tanger Properties LP	3.875%	12/1/23	3,175	3,159
Tanger Properties LP	3.750%	12/1/24	1,525	1,500
UDR Inc.	4.625%	1/10/22	2,700	2,880
UDR Inc.	3.750%	7/1/24	750	749
UDR Inc.	4.000%	10/1/25	3,100	3,135
Ventas Realty LP	3.750%	5/1/24	3,400	3,331
Ventas Realty LP	3.500%	2/1/25	4,020	3,848
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	3,668	3,913
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	3,852	3,974
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	4,702	4,582
Vornado Realty LP	5.000%	1/15/22	2,500	2,657
Weingarten Realty Investors	3.375%	10/15/22	3,275	3,204
Weingarten Realty Investors	3.500%	4/15/23	2,275	2,212
Weingarten Realty Investors	4.450%	1/15/24	150	154
Weingarten Realty Investors	3.850%	6/1/25	3,500	3,398
Welltower Inc.	4.950%	1/15/21	7,225	7,746
Welltower Inc.	5.250%	1/15/22	1,870	2,019
Welltower Inc.	3.750%	3/15/23	6,200	6,092
Welltower Inc.	4.000%	6/1/25	11,550	11,372
WP Carey Inc.	4.600%	4/1/24	3,525	3,515
WP Carey Inc.	4.000%	2/1/25	1,990	1,905
				2,793,431
Industrial (25.0%)
Basic Industry (1.9%)
Agrium Inc.	3.150%	10/1/22	4,491	4,295
Agrium Inc.	3.500%	6/1/23	9,575	9,111
Agrium Inc.	3.375%	3/15/25	3,060	2,799
Air Products & Chemicals Inc.	3.000%	11/3/21	4,250	4,277
Air Products & Chemicals Inc.	2.750%	2/3/23	1,250	1,230
Air Products & Chemicals Inc.	3.350%	7/31/24	2,350	2,348
Airgas Inc.	2.900%	11/15/22	750	728
Airgas Inc.	3.650%	7/15/24	1,650	1,639
Albemarle Corp.	4.150%	12/1/24	2,500	2,392
Barrick Gold Corp.	4.100%	5/1/23	2,922	2,517
Barrick North America Finance LLC	4.400%	5/30/21	8,154	7,459
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	6,550	6,186
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	7,975	7,307
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	12,975	12,218
Braskem Finance Ltd.	6.450%	2/3/24	3,850	3,272
Cabot Corp.	3.700%	7/15/22	2,050	2,025
Carpenter Technology Corp.	5.200%	7/15/21	2,350	2,364
Carpenter Technology Corp.	4.450%	3/1/23	925	884
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	1,525	1,580
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	5,425	5,467
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	2,000	1,960
CF Industries Inc.	3.450%	6/1/23	4,850	4,512
Cytec Industries Inc.	3.500%	4/1/23	125	117
Domtar Corp.	4.400%	4/1/22	660	669
Dow Chemical Co.	4.125%	11/15/21	8,900	9,298
Dow Chemical Co.	3.000%	11/15/22	7,985	7,654

46

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dow Chemical Co.	3.500%	10/1/24	8,050	7,819
Eastman Chemical Co.	4.500%	1/15/21	2,270	2,395
Eastman Chemical Co.	3.600%	8/15/22	11,312	11,252
Eastman Chemical Co.	3.800%	3/15/25	3,700	3,580
Ecolab Inc.	4.350%	12/8/21	7,450	7,934
EI du Pont de Nemours & Co.	3.625%	1/15/21	7,025	7,245
EI du Pont de Nemours & Co.	4.250%	4/1/21	3,000	3,182
EI du Pont de Nemours & Co.	2.800%	2/15/23	6,800	6,437
Fibria Overseas Finance Ltd.	5.250%	5/12/24	3,000	2,835
FMC Corp.	3.950%	2/1/22	3,235	3,225
FMC Corp.	4.100%	2/1/24	1,500	1,488
Freeport-McMoRan Inc.	4.000%	11/14/21	2,500	1,525
Freeport-McMoRan Inc.	3.550%	3/1/22	17,100	10,003
Freeport-McMoRan Inc.	3.875%	3/15/23	16,489	9,316
Freeport-McMoRan Inc.	4.550%	11/14/24	1,600	928
Freeport-McMoRan Oil & Gas LLC / FCX Oil & Gas Inc.	6.750%	2/1/22	1,652	1,016
Freeport-McMoRan Oil & Gas LLC / FCX Oil & Gas Inc.	6.875%	2/15/23	4,934	3,059
Georgia-Pacific LLC	8.000%	1/15/24	3,750	4,733
Georgia-Pacific LLC	7.375%	12/1/25	500	620
Goldcorp Inc.	3.625%	6/9/21	4,125	3,873
Goldcorp Inc.	3.700%	3/15/23	6,780	6,203
International Paper Co.	7.500%	8/15/21	8,465	10,034
International Paper Co.	4.750%	2/15/22	5,222	5,578
International Paper Co.	3.650%	6/15/24	2,500	2,450
Kinross Gold Corp.	5.125%	9/1/21	2,450	1,666
Kinross Gold Corp.	5.950%	3/15/24	3,150	2,177
LYB International Finance BV	4.000%	7/15/23	5,100	5,084
LyondellBasell Industries NV	6.000%	11/15/21	8,650	9,710
LyondellBasell Industries NV	5.750%	4/15/24	3,125	3,441
Methanex Corp.	4.250%	12/1/24	2,000	1,783
Monsanto Co.	2.750%	7/15/21	5,220	5,136
Monsanto Co.	2.200%	7/15/22	2,150	1,982
Monsanto Co.	3.375%	7/15/24	9,119	8,800
Monsanto Co.	2.850%	4/15/25	6,700	6,117
Mosaic Co.	3.750%	11/15/21	1,800	1,822
Mosaic Co.	4.250%	11/15/23	11,350	11,260
NewMarket Corp.	4.100%	12/15/22	315	316
Newmont Mining Corp.	3.500%	3/15/22	8,119	7,241
Nucor Corp.	4.125%	9/15/22	3,450	3,540
Nucor Corp.	4.000%	8/1/23	6,285	6,034
Packaging Corp. of America	3.900%	6/15/22	1,900	1,934
Packaging Corp. of America	4.500%	11/1/23	9,650	10,089
Packaging Corp. of America	3.650%	9/15/24	1,300	1,265
Plum Creek Timberlands LP	4.700%	3/15/21	3,900	4,157
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	4,750	4,620
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	2,750	2,594
Praxair Inc.	4.050%	3/15/21	575	612
Praxair Inc.	3.000%	9/1/21	6,425	6,499
Praxair Inc.	2.450%	2/15/22	8,021	7,851
Praxair Inc.	2.200%	8/15/22	3,450	3,300
Praxair Inc.	2.650%	2/5/25	600	576
Rayonier Inc.	3.750%	4/1/22	2,125	2,065
Reliance Steel & Aluminum Co.	4.500%	4/15/23	2,125	1,989
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	3,325	3,317
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,775	5,612
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	9,000	8,123
Rio Tinto Finance USA plc	3.500%	3/22/22	5,500	5,176
Rio Tinto Finance USA plc	2.875%	8/21/22	15,975	14,458
Rock-Tenn Co.	4.000%	3/1/23	6,500	6,524
RPM International Inc.	3.450%	11/15/22	2,900	2,781
Southern Copper Corp.	3.500%	11/8/22	1,500	1,376
Southern Copper Corp.	3.875%	4/23/25	4,750	4,186
Syngenta Finance NV	3.125%	3/28/22	2,565	2,484
Vale Overseas Ltd.	4.375%	1/11/22	13,420	10,149

47

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Valspar Corp.	4.200%	1/15/22	1,590	1,630
Westlake Chemical Corp.	3.600%	7/15/22	550	539
Weyerhaeuser Co.	4.625%	9/15/23	3,540	3,680
Weyerhaeuser Co.	8.500%	1/15/25	600	773
Yamana Gold Inc.	4.950%	7/15/24	3,030	2,575
Capital Goods (2.0%)
3M Co.	2.000%	6/26/22	3,165	3,075
3M Co.	3.000%	8/7/25	2,100	2,149
ABB Finance USA Inc.	2.875%	5/8/22	7,665	7,544
Avery Dennison Corp.	3.350%	4/15/23	350	340
Bemis Co. Inc.	4.500%	10/15/21	1,975	2,064
Boeing Co.	2.350%	10/30/21	5,100	5,045
Boeing Co.	2.200%	10/30/22	5,000	4,833
Boeing Co.	7.950%	8/15/24	287	383
Boeing Co.	2.850%	10/30/24	2,695	2,678
Boeing Co.	2.500%	3/1/25	2,800	2,702
Boeing Co.	2.600%	10/30/25	3,000	2,901
Carlisle Cos. Inc.	3.750%	11/15/22	3,950	3,907
Caterpillar Financial Services Corp.	2.850%	6/1/22	1,750	1,741
Caterpillar Financial Services Corp.	3.750%	11/24/23	2,000	2,079
Caterpillar Financial Services Corp.	3.300%	6/9/24	1,000	995
Caterpillar Inc.	3.900%	5/27/21	10,435	11,087
Caterpillar Inc.	2.600%	6/26/22	8,900	8,790
Caterpillar Inc.	3.400%	5/15/24	7,000	7,061
Crane Co.	4.450%	12/15/23	2,890	2,978
CRH America Inc.	5.750%	1/15/21	450	506
Danaher Corp.	3.900%	6/23/21	4,425	4,707
Danaher Corp.	3.350%	9/15/25	3,875	3,955
Deere & Co.	2.600%	6/8/22	13,050	12,852
Dover Corp.	4.300%	3/1/21	5,250	5,620
Dover Corp.	3.150%	11/15/25	600	591
Eaton Corp.	2.750%	11/2/22	8,370	8,096
Embraer Netherlands Finance BV	5.050%	6/15/25	2,500	2,262
5 Embraer Overseas Ltd.	5.696%	9/16/23	8,043	7,840
Embraer SA	5.150%	6/15/22	1,800	1,756
Emerson Electric Co.	2.625%	12/1/21	3,150	3,129
Emerson Electric Co.	2.625%	2/15/23	5,525	5,407
Emerson Electric Co.	3.150%	6/1/25	3,300	3,281
Exelis Inc.	5.550%	10/1/21	1,000	1,098
Flowserve Corp.	3.500%	9/15/22	7,590	7,382
Flowserve Corp.	4.000%	11/15/23	2,000	1,996
Fortune Brands Home & Security Inc.	4.000%	6/15/25	3,000	2,972
General Dynamics Corp.	3.875%	7/15/21	4,125	4,355
General Dynamics Corp.	2.250%	11/15/22	6,970	6,698
General Electric Capital Corp.	4.625%	1/7/21	3,720	4,084
General Electric Capital Corp.	5.300%	2/11/21	5,943	6,693
General Electric Capital Corp.	4.650%	10/17/21	10,908	12,034
General Electric Capital Corp.	3.150%	9/7/22	3,280	3,357
General Electric Capital Corp.	3.100%	1/9/23	10,014	10,153
General Electric Capital Corp.	3.450%	5/15/24	3,516	3,627
General Electric Co.	2.700%	10/9/22	20,019	19,932
General Electric Co.	3.375%	3/11/24	9,200	9,530
Harris Corp.	3.832%	4/27/25	2,418	2,381
Hexcel Corp.	4.700%	8/15/25	1,500	1,487
Honeywell International Inc.	4.250%	3/1/21	8,711	9,532
IDEX Corp.	4.200%	12/15/21	400	418
Illinois Tool Works Inc.	3.500%	3/1/24	4,000	4,117
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	7,325	7,575
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	4,300	4,201
John Deere Capital Corp.	2.800%	3/4/21	3,600	3,626
John Deere Capital Corp.	3.900%	7/12/21	4,300	4,556
John Deere Capital Corp.	3.150%	10/15/21	3,335	3,392
John Deere Capital Corp.	2.750%	3/15/22	425	420

48

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	2.800%	1/27/23	3,275	3,213
John Deere Capital Corp.	3.350%	6/12/24	5,000	5,062
John Deere Capital Corp.	3.400%	9/11/25	1,700	1,721
Joy Global Inc.	5.125%	10/15/21	3,420	2,677
Kennametal Inc.	3.875%	2/15/22	2,425	2,396
L-3 Communications Corp.	4.950%	2/15/21	6,400	6,583
L-3 Communications Corp.	3.950%	5/28/24	1,436	1,364
Leggett & Platt Inc.	3.800%	11/15/24	3,200	3,224
Legrand France SA	8.500%	2/15/25	1,325	1,758
Lockheed Martin Corp.	3.350%	9/15/21	5,905	6,031
Lockheed Martin Corp.	3.100%	1/15/23	1,700	1,697
Lockheed Martin Corp.	2.900%	3/1/25	5,125	4,921
Lockheed Martin Corp.	3.550%	1/15/26	7,800	7,839
Martin Marietta Materials Inc.	4.250%	7/2/24	1,390	1,365
Mohawk Industries Inc.	3.850%	2/1/23	8,795	8,860
Northrop Grumman Corp.	3.500%	3/15/21	4,450	4,593
Northrop Grumman Corp.	3.250%	8/1/23	6,000	5,996
Owens Corning	4.200%	12/15/22	3,300	3,306
Owens Corning	4.200%	12/1/24	3,250	3,165
Parker-Hannifin Corp.	3.300%	11/21/24	6,250	6,322
Pentair Finance SA	5.000%	5/15/21	3,000	3,127
Pentair Finance SA	3.150%	9/15/22	3,470	3,259
Precision Castparts Corp.	2.500%	1/15/23	5,700	5,499
Precision Castparts Corp.	3.250%	6/15/25	7,400	7,340
Raytheon Co.	2.500%	12/15/22	7,775	7,614
Raytheon Co.	3.150%	12/15/24	2,100	2,105
Republic Services Inc.	5.250%	11/15/21	10,638	11,777
Republic Services Inc.	3.550%	6/1/22	2,797	2,863
Republic Services Inc.	4.750%	5/15/23	825	899
Republic Services Inc.	3.200%	3/15/25	5,896	5,686
Rockwell Collins Inc.	3.100%	11/15/21	1,875	1,901
Rockwell Collins Inc.	3.700%	12/15/23	2,200	2,277
Roper Technologies Inc.	3.125%	11/15/22	2,350	2,297
Roper Technologies Inc.	3.850%	12/15/25	1,575	1,579
Snap-on Inc.	6.125%	9/1/21	2,825	3,251
Sonoco Products Co.	4.375%	11/1/21	1,100	1,146
Stanley Black & Decker Inc.	3.400%	12/1/21	4,975	5,071
Stanley Black & Decker Inc.	2.900%	11/1/22	2,610	2,581
Textron Inc.	3.650%	3/1/21	4,750	4,779
Textron Inc.	4.300%	3/1/24	2,500	2,546
United Technologies Corp.	3.100%	6/1/22	15,996	16,294
Waste Management Inc.	4.600%	3/1/21	3,900	4,194
Waste Management Inc.	2.900%	9/15/22	1,966	1,932
Waste Management Inc.	3.500%	5/15/24	1,000	1,008
Waste Management Inc.	3.125%	3/1/25	6,050	5,878
Communication (3.3%)
21st Century Fox America Inc.	4.500%	2/15/21	7,050	7,589
21st Century Fox America Inc.	3.000%	9/15/22	6,139	6,058
21st Century Fox America Inc.	8.875%	4/26/23	1,255	1,650
21st Century Fox America Inc.	4.000%	10/1/23	2,375	2,455
21st Century Fox America Inc.	3.700%	9/15/24	2,825	2,848
5 21st Century Fox America Inc.	3.700%	10/15/25	5,250	5,237
America Movil SAB de CV	3.125%	7/16/22	8,150	7,964
American Tower Corp.	3.450%	9/15/21	4,750	4,772
American Tower Corp.	5.900%	11/1/21	4,200	4,682
American Tower Corp.	4.700%	3/15/22	565	594
American Tower Corp.	3.500%	1/31/23	10,301	10,160
American Tower Corp.	5.000%	2/15/24	3,850	4,076
American Tower Corp.	4.000%	6/1/25	6,125	6,021
AT&T Inc.	4.450%	5/15/21	9,277	9,854
AT&T Inc.	3.875%	8/15/21	10,550	10,914
AT&T Inc.	3.000%	2/15/22	12,626	12,431
AT&T Inc.	3.000%	6/30/22	17,450	16,967

49

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	2.625%	12/1/22	8,523	8,079
AT&T Inc.	3.400%	5/15/25	35,756	34,364
CBS Corp.	4.300%	2/15/21	1,300	1,353
CBS Corp.	3.375%	3/1/22	250	247
CBS Corp.	3.700%	8/15/24	9,000	8,753
CBS Corp.	3.500%	1/15/25	3,250	3,099
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	6,810	6,682
5 CCO Safari II LLC	4.464%	7/23/22	19,775	19,745
5 CCO Safari II LLC	4.908%	7/23/25	32,575	32,471
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	6,568	9,114
Comcast Corp.	3.125%	7/15/22	6,307	6,394
Comcast Corp.	2.850%	1/15/23	5,870	5,826
Comcast Corp.	3.600%	3/1/24	7,970	8,237
Comcast Corp.	3.375%	2/15/25	11,425	11,536
Comcast Corp.	3.375%	8/15/25	4,000	4,051
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	5,700	6,032
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	8,706	9,398
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	10,867	10,980
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	15,665	16,055
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.950%	1/15/25	9,850	9,703
Discovery Communications LLC	4.375%	6/15/21	4,750	4,867
Discovery Communications LLC	3.300%	5/15/22	1,900	1,798
Discovery Communications LLC	3.250%	4/1/23	2,150	1,982
Discovery Communications LLC	3.450%	3/15/25	3,400	3,083
Grupo Televisa SAB	4.625%	1/30/26	2,750	2,744
Interpublic Group of Cos. Inc.	4.000%	3/15/22	3,010	3,025
Interpublic Group of Cos. Inc.	3.750%	2/15/23	2,250	2,168
Interpublic Group of Cos. Inc.	4.200%	4/15/24	2,925	2,901
McGraw Hill Financial Inc.	4.000%	6/15/25	6,100	6,124
Moody's Corp.	4.500%	9/1/22	7,741	8,230
Moody's Corp.	4.875%	2/15/24	9,600	10,238
NBCUniversal Media LLC	4.375%	4/1/21	12,755	13,857
NBCUniversal Media LLC	2.875%	1/15/23	7,850	7,793
Omnicom Group Inc.	3.625%	5/1/22	6,386	6,456
Omnicom Group Inc.	3.650%	11/1/24	5,235	5,227
Orange SA	4.125%	9/14/21	6,775	7,144
Qwest Corp.	6.750%	12/1/21	7,370	7,686
RELX Capital Inc.	3.125%	10/15/22	6,482	6,283
Rogers Communications Inc.	3.000%	3/15/23	3,665	3,572
Rogers Communications Inc.	4.100%	10/1/23	8,500	8,878
Rogers Communications Inc.	3.625%	12/15/25	900	886
Scripps Networks Interactive Inc.	3.500%	6/15/22	3,000	2,889
Scripps Networks Interactive Inc.	3.900%	11/15/24	2,400	2,291
Telefonica Emisiones SAU	5.462%	2/16/21	10,560	11,794
Telefonica Emisiones SAU	4.570%	4/27/23	3,900	4,077
Thomson Reuters Corp.	3.950%	9/30/21	1,975	2,041
Thomson Reuters Corp.	4.300%	11/23/23	6,750	6,927
Time Warner Cable Inc.	4.125%	2/15/21	3,675	3,782
Time Warner Cable Inc.	4.000%	9/1/21	8,500	8,577
Time Warner Entertainment Co. LP	8.375%	3/15/23	4,303	5,291
Time Warner Inc.	4.700%	1/15/21	4,335	4,666
Time Warner Inc.	4.750%	3/29/21	9,375	10,084
Time Warner Inc.	4.000%	1/15/22	7,082	7,339
Time Warner Inc.	3.400%	6/15/22	4,076	4,060
Time Warner Inc.	4.050%	12/15/23	3,175	3,240
Time Warner Inc.	3.550%	6/1/24	2,425	2,383
Time Warner Inc.	3.600%	7/15/25	10,250	9,991
Verizon Communications Inc.	3.450%	3/15/21	6,260	6,410
Verizon Communications Inc.	4.600%	4/1/21	9,342	10,071
Verizon Communications Inc.	3.000%	11/1/21	13,200	13,236
Verizon Communications Inc.	3.500%	11/1/21	16,986	17,292
Verizon Communications Inc.	2.450%	11/1/22	3,939	3,727
Verizon Communications Inc.	5.150%	9/15/23	55,380	60,749
Verizon Communications Inc.	4.150%	3/15/24	11,775	12,079

50

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	3.500%	11/1/24	26,800	26,418
Viacom Inc.	3.875%	12/15/21	910	900
Viacom Inc.	3.125%	6/15/22	4,875	4,511
Viacom Inc.	4.250%	9/1/23	7,925	7,658
Viacom Inc.	3.875%	4/1/24	7,675	7,156
Vodafone Group plc	4.375%	3/16/21	3,399	3,606
Vodafone Group plc	2.500%	9/26/22	4,650	4,299
Vodafone Group plc	2.950%	2/19/23	9,830	9,319
Walt Disney Co.	3.750%	6/1/21	2,875	3,059
Walt Disney Co.	2.750%	8/16/21	7,425	7,553
Walt Disney Co.	2.550%	2/15/22	2,050	2,060
Walt Disney Co.	2.350%	12/1/22	4,107	4,027
Walt Disney Co.	3.150%	9/17/25	5,750	5,841
WPP Finance 2010	4.750%	11/21/21	8,127	8,742
WPP Finance 2010	3.750%	9/19/24	5,616	5,579
Consumer Cyclical (3.2%)
Advance Auto Parts Inc.	4.500%	1/15/22	1,500	1,547
Advance Auto Parts Inc.	4.500%	12/1/23	3,646	3,724
Alibaba Group Holding Ltd.	3.125%	11/28/21	9,750	9,489
Alibaba Group Holding Ltd.	3.600%	11/28/24	14,425	13,871
Amazon.com Inc.	3.300%	12/5/21	5,975	6,150
Amazon.com Inc.	2.500%	11/29/22	11,608	11,227
Amazon.com Inc.	3.800%	12/5/24	5,900	6,140
Automatic Data Processing Inc.	3.375%	9/15/25	6,400	6,535
AutoNation Inc.	3.350%	1/15/21	1,800	1,803
AutoNation Inc.	4.500%	10/1/25	500	508
AutoZone Inc.	2.500%	4/15/21	1,250	1,222
AutoZone Inc.	3.700%	4/15/22	9,056	9,223
AutoZone Inc.	2.875%	1/15/23	125	121
AutoZone Inc.	3.125%	7/15/23	2,025	1,982
AutoZone Inc.	3.250%	4/15/25	2,300	2,226
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,925	1,878
Best Buy Co. Inc.	5.500%	3/15/21	3,750	3,909
Block Financial LLC	5.500%	11/1/22	3,200	3,390
Block Financial LLC	5.250%	10/1/25	3,700	3,782
BorgWarner Inc.	3.375%	3/15/25	2,950	2,790
Brinker International Inc.	3.875%	5/15/23	1,850	1,784
Coach Inc.	4.250%	4/1/25	2,000	1,904
Costco Wholesale Corp.	2.250%	2/15/22	3,104	3,046
Cummins Inc.	3.650%	10/1/23	2,839	2,930
CVS Health Corp.	3.500%	7/20/22	9,550	9,718
CVS Health Corp.	2.750%	12/1/22	9,331	9,072
5 CVS Health Corp.	4.750%	12/1/22	2,000	2,153
CVS Health Corp.	4.000%	12/5/23	11,750	12,210
CVS Health Corp.	3.375%	8/12/24	4,750	4,696
5 CVS Health Corp.	5.000%	12/1/24	4,926	5,334
CVS Health Corp.	3.875%	7/20/25	21,571	21,941
Delphi Automotive plc	4.250%	1/15/26	500	502
Delphi Corp.	5.000%	2/15/23	4,970	5,194
Delphi Corp.	4.150%	3/15/24	4,600	4,654
Dollar General Corp.	3.250%	4/15/23	4,470	4,265
Dollar General Corp.	4.150%	11/1/25	4,300	4,262
eBay Inc.	2.875%	8/1/21	3,700	3,643
eBay Inc.	2.600%	7/15/22	6,915	6,417
eBay Inc.	3.450%	8/1/24	5,919	5,639
Expedia Inc.	4.500%	8/15/24	3,610	3,477
Ford Motor Credit Co. LLC	3.200%	1/15/21	8,400	8,327
Ford Motor Credit Co. LLC	5.750%	2/1/21	8,225	9,123
Ford Motor Credit Co. LLC	5.875%	8/2/21	13,675	15,256
Ford Motor Credit Co. LLC	3.219%	1/9/22	4,070	3,974
Ford Motor Credit Co. LLC	4.250%	9/20/22	4,850	4,992
Ford Motor Credit Co. LLC	4.375%	8/6/23	8,850	9,106
Ford Motor Credit Co. LLC	3.664%	9/8/24	9,750	9,491

51

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	4.134%	8/4/25	7,900	7,859
Gap Inc.	5.950%	4/12/21	8,230	8,709
General Motors Co.	4.875%	10/2/23	13,955	14,251
General Motors Co.	4.000%	4/1/25	1,000	947
General Motors Financial Co. Inc.	4.375%	9/25/21	12,460	12,585
General Motors Financial Co. Inc.	3.450%	4/10/22	8,090	7,736
General Motors Financial Co. Inc.	4.250%	5/15/23	4,575	4,518
General Motors Financial Co. Inc.	4.000%	1/15/25	8,670	8,226
General Motors Financial Co. Inc.	4.300%	7/13/25	5,250	5,112
Harley-Davidson Inc.	3.500%	7/28/25	3,125	3,117
Harman International Industries Inc.	4.150%	5/15/25	2,400	2,296
Home Depot Inc.	4.400%	4/1/21	10,433	11,471
Home Depot Inc.	2.625%	6/1/22	4,960	4,953
Home Depot Inc.	2.700%	4/1/23	3,675	3,649
Home Depot Inc.	3.750%	2/15/24	5,475	5,821
Home Depot Inc.	3.350%	9/15/25	6,800	6,947
Hyatt Hotels Corp.	5.375%	8/15/21	1,325	1,446
Hyatt Hotels Corp.	3.375%	7/15/23	2,025	1,924
Johnson Controls Inc.	4.250%	3/1/21	2,350	2,422
Johnson Controls Inc.	3.750%	12/1/21	3,850	3,868
Johnson Controls Inc.	3.625%	7/2/24	3,725	3,553
Kohl's Corp.	4.000%	11/1/21	4,950	5,085
Kohl's Corp.	3.250%	2/1/23	3,460	3,285
Kohl's Corp.	4.250%	7/17/25	4,350	4,240
Lowe's Cos. Inc.	3.750%	4/15/21	2,300	2,426
Lowe's Cos. Inc.	3.800%	11/15/21	2,870	3,051
Lowe's Cos. Inc.	3.120%	4/15/22	5,992	6,133
Lowe's Cos. Inc.	3.875%	9/15/23	3,400	3,593
Lowe's Cos. Inc.	3.125%	9/15/24	3,090	3,077
Lowe's Cos. Inc.	3.375%	9/15/25	7,840	7,953
Macy's Retail Holdings Inc.	3.450%	1/15/21	2,500	2,487
Macy's Retail Holdings Inc.	3.875%	1/15/22	9,320	9,180
Macy's Retail Holdings Inc.	2.875%	2/15/23	1,500	1,359
Macy's Retail Holdings Inc.	4.375%	9/1/23	575	569
Macy's Retail Holdings Inc.	3.625%	6/1/24	4,875	4,521
Magna International Inc.	3.625%	6/15/24	4,500	4,415
Magna International Inc.	4.150%	10/1/25	1,500	1,528
Marriott International Inc.	2.875%	3/1/21	2,900	2,873
Marriott International Inc.	3.125%	10/15/21	2,575	2,561
Marriott International Inc.	3.250%	9/15/22	2,625	2,578
Marriott International Inc.	3.750%	10/1/25	2,000	1,963
MasterCard Inc.	3.375%	4/1/24	6,075	6,200
McDonald's Corp.	3.625%	5/20/21	4,878	5,028
McDonald's Corp.	2.625%	1/15/22	6,382	6,227
McDonald's Corp.	3.375%	5/26/25	4,355	4,277
McDonald's Corp.	3.700%	1/30/26	5,000	4,979
NIKE Inc.	2.250%	5/1/23	2,473	2,419
Nordstrom Inc.	4.000%	10/15/21	3,254	3,422
NVR Inc.	3.950%	9/15/22	4,881	4,904
O'Reilly Automotive Inc.	4.875%	1/14/21	3,337	3,627
O'Reilly Automotive Inc.	3.800%	9/1/22	2,500	2,535
O'Reilly Automotive Inc.	3.850%	6/15/23	2,425	2,452
Priceline Group Inc.	3.650%	3/15/25	3,350	3,268
QVC Inc.	5.125%	7/2/22	4,450	4,451
QVC Inc.	4.375%	3/15/23	4,050	3,847
QVC Inc.	4.850%	4/1/24	9,125	8,701
QVC Inc.	4.450%	2/15/25	265	246
Ross Stores Inc.	3.375%	9/15/24	1,275	1,256
Signet UK Finance plc	4.700%	6/15/24	2,950	2,900
Staples Inc.	4.375%	1/12/23	3,025	2,900
Starbucks Corp.	2.700%	6/15/22	1,900	1,899
Starbucks Corp.	3.850%	10/1/23	6,890	7,321
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	2,380	2,324
Starwood Hotels & Resorts Worldwide Inc.	3.750%	3/15/25	2,500	2,443

52

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Target Corp.	2.900%	1/15/22	7,277	7,386
Target Corp.	3.500%	7/1/24	6,360	6,582
TJX Cos. Inc.	2.750%	6/15/21	7,200	7,298
TJX Cos. Inc.	2.500%	5/15/23	2,725	2,632
Toyota Motor Credit Corp.	4.250%	1/11/21	3,975	4,305
Toyota Motor Credit Corp.	2.750%	5/17/21	3,109	3,146
Toyota Motor Credit Corp.	3.400%	9/15/21	6,005	6,232
Toyota Motor Credit Corp.	3.300%	1/12/22	9,350	9,628
Toyota Motor Credit Corp.	2.800%	7/13/22	3,225	3,210
Toyota Motor Credit Corp.	2.625%	1/10/23	3,000	2,952
VF Corp.	3.500%	9/1/21	3,450	3,611
Visa Inc.	2.800%	12/14/22	11,700	11,736
Visa Inc.	3.150%	12/14/25	31,700	31,753
Wal-Mart Stores Inc.	4.250%	4/15/21	5,550	6,140
Wal-Mart Stores Inc.	2.550%	4/11/23	11,850	11,671
Wal-Mart Stores Inc.	3.300%	4/22/24	17,875	18,451
Walgreen Co.	3.100%	9/15/22	3,961	3,833
Walgreens Boots Alliance Inc.	3.300%	11/18/21	11,900	11,658
Walgreens Boots Alliance Inc.	3.800%	11/18/24	13,868	13,490
Wyndham Worldwide Corp.	4.250%	3/1/22	4,002	4,000
Wyndham Worldwide Corp.	3.900%	3/1/23	7,175	6,922
Consumer Noncyclical (6.1%)
Abbott Laboratories	2.550%	3/15/22	2,500	2,480
Abbott Laboratories	2.950%	3/15/25	6,100	6,018
AbbVie Inc.	2.900%	11/6/22	20,890	20,183
AbbVie Inc.	3.200%	11/6/22	6,850	6,750
AbbVie Inc.	3.600%	5/14/25	25,160	24,824
Actavis Funding SCS	3.450%	3/15/22	19,568	19,567
Actavis Funding SCS	3.850%	6/15/24	9,100	9,093
Actavis Funding SCS	3.800%	3/15/25	26,981	26,738
Actavis Inc.	3.250%	10/1/22	13,437	13,213
Agilent Technologies Inc.	3.200%	10/1/22	4,475	4,343
Agilent Technologies Inc.	3.875%	7/15/23	3,000	3,001
Allergan Inc.	2.800%	3/15/23	2,975	2,796
Altria Group Inc.	4.750%	5/5/21	11,525	12,518
Altria Group Inc.	2.850%	8/9/22	10,756	10,515
Altria Group Inc.	2.950%	5/2/23	2,550	2,478
Altria Group Inc.	4.000%	1/31/24	9,600	9,954
AmerisourceBergen Corp.	3.500%	11/15/21	5,125	5,229
AmerisourceBergen Corp.	3.400%	5/15/24	4,200	4,116
AmerisourceBergen Corp.	3.250%	3/1/25	1,100	1,065
Amgen Inc.	4.100%	6/15/21	6,900	7,261
Amgen Inc.	3.875%	11/15/21	12,650	13,186
Amgen Inc.	2.700%	5/1/22	850	824
Amgen Inc.	3.625%	5/15/22	6,667	6,864
Amgen Inc.	3.625%	5/22/24	8,995	8,992
Amgen Inc.	3.125%	5/1/25	7,175	6,814
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	9,475	9,088
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	8,015	8,172
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	1,925	2,090
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	21,200	20,356
Archer-Daniels-Midland Co.	4.479%	3/1/21	3,073	3,355
AstraZeneca plc	3.375%	11/16/25	13,000	12,865
5 Baxalta Inc.	3.600%	6/23/22	3,025	3,028
5 Baxalta Inc.	4.000%	6/23/25	11,800	11,672
Beam Suntory Inc.	3.250%	5/15/22	925	910
Beam Suntory Inc.	3.250%	6/15/23	500	482
Becton Dickinson & Co.	3.125%	11/8/21	8,355	8,429
Becton Dickinson & Co.	3.734%	12/15/24	11,662	11,754
Becton Dickinson and Co.	3.300%	3/1/23	2,000	1,985
Becton Dickinson and Co.	3.875%	5/15/24	515	523
Biogen Inc.	3.625%	9/15/22	6,550	6,633
Biogen Inc.	4.050%	9/15/25	11,500	11,536

53

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boston Scientific Corp.	3.375%	5/15/22	3,175	3,144
Boston Scientific Corp.	4.125%	10/1/23	3,906	3,990
Boston Scientific Corp.	3.850%	5/15/25	7,550	7,427
Bristol-Myers Squibb Co.	2.000%	8/1/22	8,025	7,788
Bristol-Myers Squibb Co.	7.150%	6/15/23	425	539
Brown-Forman Corp.	2.250%	1/15/23	800	766
Campbell Soup Co.	4.250%	4/15/21	2,768	2,934
Campbell Soup Co.	2.500%	8/2/22	3,000	2,864
Campbell Soup Co.	3.300%	3/19/25	1,900	1,888
Cardinal Health Inc.	3.200%	6/15/22	1,500	1,482
Cardinal Health Inc.	3.200%	3/15/23	3,000	2,969
Cardinal Health Inc.	3.750%	9/15/25	5,100	5,183
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	3,200	3,122
Celgene Corp.	3.250%	8/15/22	6,918	6,853
Celgene Corp.	3.550%	8/15/22	2,900	2,927
Celgene Corp.	4.000%	8/15/23	5,000	5,139
Celgene Corp.	3.625%	5/15/24	13,000	12,774
Celgene Corp.	3.875%	8/15/25	14,580	14,527
Clorox Co.	3.800%	11/15/21	575	601
Clorox Co.	3.050%	9/15/22	4,540	4,488
Clorox Co.	3.500%	12/15/24	3,600	3,597
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	2,350	2,350
Coca-Cola Co.	3.300%	9/1/21	9,925	10,368
Coca-Cola Co.	2.500%	4/1/23	970	965
Coca-Cola Co.	3.200%	11/1/23	11,750	12,170
Coca-Cola Co.	2.875%	10/27/25	15,500	15,245
Coca-Cola Enterprises Inc.	4.500%	9/1/21	3,550	3,798
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	6,900	7,001
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	300	390
Colgate-Palmolive Co.	2.450%	11/15/21	5,050	5,078
Colgate-Palmolive Co.	2.300%	5/3/22	4,148	4,114
Colgate-Palmolive Co.	1.950%	2/1/23	3,000	2,884
Colgate-Palmolive Co.	2.100%	5/1/23	1,932	1,863
Colgate-Palmolive Co.	3.250%	3/15/24	2,660	2,761
ConAgra Foods Inc.	3.250%	9/15/22	3,525	3,393
ConAgra Foods Inc.	3.200%	1/25/23	8,665	8,341
Covidien International Finance SA	3.200%	6/15/22	6,579	6,587
Covidien International Finance SA	2.950%	6/15/23	10,175	10,001
CR Bard Inc.	4.400%	1/15/21	3,293	3,491
DENTSPLY International Inc.	4.125%	8/15/21	100	102
Diageo Capital plc	2.625%	4/29/23	6,585	6,352
Diageo Investment Corp.	2.875%	5/11/22	12,410	12,215
Dignity Health California GO	3.125%	11/1/22	1,600	1,591
Dignity Health California GO	3.812%	11/1/24	3,000	3,061
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	3,967	3,990
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	1,500	1,445
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	1,400	1,375
Eli Lilly & Co.	2.750%	6/1/25	5,100	5,054
Estee Lauder Cos. Inc.	2.350%	8/15/22	2,603	2,525
Express Scripts Holding Co.	4.750%	11/15/21	4,298	4,623
Express Scripts Holding Co.	3.900%	2/15/22	10,250	10,542
Express Scripts Holding Co.	3.500%	6/15/24	5,900	5,823
Flowers Foods Inc.	4.375%	4/1/22	2,750	2,862
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,600	1,492
General Mills Inc.	3.150%	12/15/21	5,750	5,760
General Mills Inc.	3.650%	2/15/24	3,089	3,185
Gilead Sciences Inc.	4.500%	4/1/21	4,585	4,962
Gilead Sciences Inc.	4.400%	12/1/21	8,175	8,809
Gilead Sciences Inc.	3.250%	9/1/22	7,475	7,519
Gilead Sciences Inc.	3.700%	4/1/24	16,450	16,813
Gilead Sciences Inc.	3.500%	2/1/25	10,725	10,791
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	4,650	4,641
GlaxoSmithKline Capital plc	2.850%	5/8/22	14,023	14,096
Hasbro Inc.	3.150%	5/15/21	3,015	3,008

54

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hershey Co.	2.625%	5/1/23	3,000	2,952
Hershey Co.	3.200%	8/21/25	1,900	1,925
Hormel Foods Corp.	4.125%	4/15/21	875	944
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,525	1,486
JM Smucker Co.	3.500%	10/15/21	4,950	5,102
JM Smucker Co.	3.000%	3/15/22	1,900	1,889
JM Smucker Co.	3.500%	3/15/25	6,700	6,668
Johnson & Johnson	3.550%	5/15/21	2,350	2,508
Johnson & Johnson	2.450%	12/5/21	3,000	3,043
Johnson & Johnson	3.375%	12/5/23	6,000	6,370
Kaiser Foundation Hospitals	3.500%	4/1/22	3,155	3,197
Kimberly-Clark Corp.	3.875%	3/1/21	2,195	2,366
Kimberly-Clark Corp.	2.400%	3/1/22	1,600	1,585
Kimberly-Clark Corp.	2.400%	6/1/23	1,625	1,575
Kimberly-Clark Corp.	2.650%	3/1/25	1,625	1,571
Kimberly-Clark Corp.	3.050%	8/15/25	2,350	2,364
Koninklijke Philips NV	3.750%	3/15/22	6,500	6,670
Kraft Foods Group Inc.	3.500%	6/6/22	14,164	14,318
5 Kraft Heinz Foods Co.	3.500%	7/15/22	7,500	7,557
5 Kraft Heinz Foods Co.	3.950%	7/15/25	11,275	11,373
Kroger Co.	3.300%	1/15/21	5,425	5,511
Kroger Co.	2.950%	11/1/21	3,400	3,355
Kroger Co.	3.400%	4/15/22	3,129	3,170
Kroger Co.	3.850%	8/1/23	2,295	2,367
Kroger Co.	4.000%	2/1/24	5,186	5,385
Laboratory Corp. of America Holdings	3.200%	2/1/22	504	495
Laboratory Corp. of America Holdings	3.750%	8/23/22	3,000	3,028
Laboratory Corp. of America Holdings	4.000%	11/1/23	1,875	1,900
Laboratory Corp. of America Holdings	3.600%	2/1/25	5,150	4,975
Life Technologies Corp.	5.000%	1/15/21	2,525	2,688
Mattel Inc.	3.150%	3/15/23	1,650	1,576
McCormick & Co. Inc.	3.900%	7/15/21	1,850	1,971
McCormick & Co. Inc.	3.500%	9/1/23	475	484
McCormick & Co. Inc.	3.250%	11/15/25	2,500	2,510
McKesson Corp.	4.750%	3/1/21	4,196	4,544
McKesson Corp.	2.700%	12/15/22	3,000	2,875
McKesson Corp.	3.796%	3/15/24	9,200	9,255
Mead Johnson Nutrition Co.	4.125%	11/15/25	6,275	6,318
Medtronic Inc.	4.125%	3/15/21	1,840	1,963
Medtronic Inc.	3.125%	3/15/22	4,878	4,920
Medtronic Inc.	3.150%	3/15/22	21,195	21,407
Medtronic Inc.	2.750%	4/1/23	10,050	9,811
Medtronic Inc.	3.625%	3/15/24	3,950	4,047
Medtronic Inc.	3.500%	3/15/25	23,341	23,615
Merck & Co. Inc.	3.875%	1/15/21	13,150	14,096
Merck & Co. Inc.	2.350%	2/10/22	4,471	4,388
Merck & Co. Inc.	2.400%	9/15/22	6,863	6,709
Merck & Co. Inc.	2.800%	5/18/23	13,350	13,279
Merck & Co. Inc.	2.750%	2/10/25	14,975	14,550
Molson Coors Brewing Co.	3.500%	5/1/22	2,300	2,314
Mondelez International Inc.	4.000%	2/1/24	11,047	11,393
Mylan Inc.	4.200%	11/29/23	6,025	5,906
Newell Rubbermaid Inc.	4.000%	6/15/22	3,600	3,469
Newell Rubbermaid Inc.	4.000%	12/1/24	3,305	3,067
Newell Rubbermaid Inc.	3.900%	11/1/25	1,700	1,559
Novartis Capital Corp.	2.400%	9/21/22	8,847	8,706
Novartis Capital Corp.	3.400%	5/6/24	13,375	13,806
Novartis Capital Corp.	3.000%	11/20/25	12,780	12,597
Owens & Minor Inc.	4.375%	12/15/24	1,100	1,098
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,325	1,363
PepsiCo Inc.	3.000%	8/25/21	9,600	9,831
PepsiCo Inc.	2.750%	3/5/22	11,175	11,206
PepsiCo Inc.	3.100%	7/17/22	3,750	3,846
PepsiCo Inc.	2.750%	3/1/23	9,300	9,276

55

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PepsiCo Inc.	3.600%	3/1/24	3,025	3,158
PepsiCo Inc.	2.750%	4/30/25	5,800	5,669
PepsiCo Inc.	3.500%	7/17/25	6,600	6,805
PerkinElmer Inc.	5.000%	11/15/21	7,100	7,487
Perrigo Co. plc	4.000%	11/15/23	4,725	4,597
Perrigo Finance plc	3.500%	12/15/21	4,600	4,469
Perrigo Finance plc	3.900%	12/15/24	4,065	3,916
Pfizer Inc.	3.000%	6/15/23	5,043	5,127
Pfizer Inc.	3.400%	5/15/24	4,450	4,564
Philip Morris International Inc.	4.125%	5/17/21	2,500	2,674
Philip Morris International Inc.	2.900%	11/15/21	4,000	4,039
Philip Morris International Inc.	2.500%	8/22/22	3,768	3,684
Philip Morris International Inc.	2.625%	3/6/23	3,400	3,329
Philip Morris International Inc.	3.600%	11/15/23	3,375	3,513
Philip Morris International Inc.	3.250%	11/10/24	5,700	5,748
Philip Morris International Inc.	3.375%	8/11/25	4,900	4,962
4 Procter & Gamble - Esop	9.360%	1/1/21	804	961
Procter & Gamble Co.	2.300%	2/6/22	5,200	5,218
Procter & Gamble Co.	3.100%	8/15/23	10,420	10,873
Quest Diagnostics Inc.	4.700%	4/1/21	1,750	1,852
Quest Diagnostics Inc.	4.250%	4/1/24	1,800	1,858
Quest Diagnostics Inc.	3.500%	3/30/25	3,450	3,336
Reynolds American Inc.	4.000%	6/12/22	6,200	6,446
Reynolds American Inc.	3.250%	11/1/22	7,350	7,270
Reynolds American Inc.	3.750%	5/20/23	3,475	3,479
Reynolds American Inc.	4.850%	9/15/23	3,000	3,208
Reynolds American Inc.	4.450%	6/12/25	19,661	20,570
Sanofi	4.000%	3/29/21	12,900	13,779
St. Jude Medical Inc.	3.250%	4/15/23	8,060	7,906
St. Jude Medical Inc.	3.875%	9/15/25	1,875	1,897
Stryker Corp.	3.375%	5/15/24	3,625	3,639
Stryker Corp.	3.375%	11/1/25	1,950	1,925
Sysco Corp.	2.600%	6/12/22	1,950	1,909
Sysco Corp.	3.750%	10/1/25	1,400	1,417
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	9,021	9,164
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	4,909	4,700
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	981	992
Thermo Fisher Scientific Inc.	4.500%	3/1/21	6,065	6,422
Thermo Fisher Scientific Inc.	3.600%	8/15/21	15,395	15,615
Thermo Fisher Scientific Inc.	3.300%	2/15/22	5,556	5,553
Thermo Fisher Scientific Inc.	3.150%	1/15/23	1,475	1,441
Thermo Fisher Scientific Inc.	4.150%	2/1/24	4,500	4,675
Thermo Fisher Scientific Inc.	3.650%	12/15/25	2,500	2,486
Tupperware Brands Corp.	4.750%	6/1/21	4,025	4,108
Tyson Foods Inc.	4.500%	6/15/22	9,320	9,908
Tyson Foods Inc.	3.950%	8/15/24	7,475	7,678
Unilever Capital Corp.	4.250%	2/10/21	7,262	7,924
Unilever Capital Corp.	3.100%	7/30/25	2,675	2,713
Whirlpool Corp.	4.850%	6/15/21	3,500	3,779
Whirlpool Corp.	3.700%	3/1/23	2,300	2,291
Whirlpool Corp.	4.000%	3/1/24	1,925	1,971
Whirlpool Corp.	3.700%	5/1/25	2,275	2,254
5 Whole Foods Market Inc.	5.200%	12/3/25	6,500	6,495
Wyeth LLC	7.250%	3/1/23	1,000	1,253
Wyeth LLC	6.450%	2/1/24	4,000	4,886
Zeneca Wilmington Inc.	7.000%	11/15/23	2,050	2,553
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	970	973
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	5,900	5,798
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	13,625	13,227
Zoetis Inc.	3.250%	2/1/23	13,123	12,530
Zoetis Inc.	4.500%	11/13/25	3,600	3,651
Energy (4.2%)
Anadarko Petroleum Corp.	3.450%	7/15/24	6,000	5,326

56

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apache Corp.	3.625%	2/1/21	6,125	6,046
Apache Corp.	3.250%	4/15/22	7,221	6,892
Baker Hughes Inc.	3.200%	8/15/21	4,425	4,380
Boardwalk Pipelines LP	3.375%	2/1/23	1,000	808
Boardwalk Pipelines LP	4.950%	12/15/24	3,250	2,826
BP Capital Markets plc	4.742%	3/11/21	10,900	11,864
BP Capital Markets plc	3.561%	11/1/21	3,600	3,659
BP Capital Markets plc	3.062%	3/17/22	1,500	1,469
BP Capital Markets plc	3.245%	5/6/22	13,236	13,172
BP Capital Markets plc	2.500%	11/6/22	10,048	9,583
BP Capital Markets plc	2.750%	5/10/23	17,363	16,278
BP Capital Markets plc	3.994%	9/26/23	6,800	6,906
BP Capital Markets plc	3.814%	2/10/24	6,555	6,539
BP Capital Markets plc	3.535%	11/4/24	375	364
BP Capital Markets plc	3.506%	3/17/25	8,194	7,971
Buckeye Partners LP	4.875%	2/1/21	4,685	4,537
Buckeye Partners LP	4.150%	7/1/23	4,550	3,917
Cameron International Corp.	4.500%	6/1/21	3,150	3,296
Cameron International Corp.	3.600%	4/30/22	2,800	2,787
Cameron International Corp.	4.000%	12/15/23	1,761	1,769
Cameron International Corp.	3.700%	6/15/24	4,550	4,443
Canadian Natural Resources Ltd.	3.450%	11/15/21	1,010	953
Canadian Natural Resources Ltd.	3.800%	4/15/24	3,175	2,834
Canadian Natural Resources Ltd.	3.900%	2/1/25	2,725	2,433
Cenovus Energy Inc.	3.000%	8/15/22	4,327	3,858
Cenovus Energy Inc.	3.800%	9/15/23	2,020	1,822
Chevron Corp.	2.411%	3/3/22	4,950	4,806
Chevron Corp.	2.355%	12/5/22	15,110	14,414
Chevron Corp.	3.191%	6/24/23	12,025	12,073
Chevron Corp.	3.326%	11/17/25	6,250	6,295
Cimarex Energy Co.	5.875%	5/1/22	3,870	3,754
Cimarex Energy Co.	4.375%	6/1/24	5,250	4,699
5 Columbia Pipeline Group Inc.	4.500%	6/1/25	5,500	4,983
ConocoPhillips Co.	2.875%	11/15/21	500	486
ConocoPhillips Co.	2.400%	12/15/22	6,588	5,985
ConocoPhillips Co.	3.350%	11/15/24	12,850	11,931
ConocoPhillips Co.	3.350%	5/15/25	850	765
Continental Resources Inc.	5.000%	9/15/22	13,201	9,703
Continental Resources Inc.	4.500%	4/15/23	11,252	8,030
Continental Resources Inc.	3.800%	6/1/24	6,200	4,347
Copano Energy LLC / Copano Energy Finance Corp.	7.125%	4/1/21	3,170	3,138
Devon Energy Corp.	4.000%	7/15/21	4,300	3,910
Devon Energy Corp.	3.250%	5/15/22	5,675	4,814
Diamond Offshore Drilling Inc.	3.450%	11/1/23	1,275	1,044
Dominion Gas Holdings LLC	3.550%	11/1/23	6,791	6,699
Enable Midstream Partners LP	3.900%	5/15/24	4,000	3,132
Enbridge Energy Partners LP	4.200%	9/15/21	3,700	3,529
Enbridge Energy Partners LP	5.875%	10/15/25	2,500	2,409
Enbridge Inc.	4.000%	10/1/23	950	843
Enbridge Inc.	3.500%	6/10/24	6,110	5,122
Encana Corp.	3.900%	11/15/21	3,835	3,169
Energy Transfer Partners LP	4.650%	6/1/21	4,072	3,822
Energy Transfer Partners LP	5.200%	2/1/22	12,752	11,822
Energy Transfer Partners LP	3.600%	2/1/23	9,958	8,202
Energy Transfer Partners LP	4.900%	2/1/24	4,000	3,561
Energy Transfer Partners LP	4.050%	3/15/25	7,550	6,257
EnLink Midstream Partners LP	4.400%	4/1/24	3,975	3,169
EnLink Midstream Partners LP	4.150%	6/1/25	4,725	3,636
Ensco plc	4.700%	3/15/21	10,865	8,843
Ensco plc	4.500%	10/1/24	2,900	1,987
Ensco plc	5.200%	3/15/25	6,315	4,450
Enterprise Products Operating LLC	4.050%	2/15/22	4,043	3,955
Enterprise Products Operating LLC	3.350%	3/15/23	12,515	11,308
Enterprise Products Operating LLC	3.900%	2/15/24	4,300	4,012

57

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Enterprise Products Operating LLC	3.750%	2/15/25	9,597	8,741
EOG Resources Inc.	4.100%	2/1/21	9,675	10,126
EOG Resources Inc.	2.625%	3/15/23	6,355	6,000
EOG Resources Inc.	3.150%	4/1/25	1,525	1,439
EQT Corp.	4.875%	11/15/21	5,340	5,110
EQT Midstream Partners LP	4.000%	8/1/24	3,300	2,720
Exxon Mobil Corp.	2.397%	3/6/22	10,775	10,590
Exxon Mobil Corp.	3.176%	3/15/24	2,000	2,034
Exxon Mobil Corp.	2.709%	3/6/25	11,400	11,153
FMC Technologies Inc.	3.450%	10/1/22	3,125	2,788
Gulf South Pipeline Co. LP	4.000%	6/15/22	3,475	3,146
Halliburton Co.	3.250%	11/15/21	2,320	2,302
Halliburton Co.	3.375%	11/15/22	4,500	4,441
Halliburton Co.	3.500%	8/1/23	5,295	5,164
Halliburton Co.	3.800%	11/15/25	15,000	14,721
Hess Corp.	3.500%	7/15/24	1,500	1,311
Husky Energy Inc.	3.950%	4/15/22	500	463
Husky Energy Inc.	4.000%	4/15/24	5,105	4,703
Kerr-McGee Corp.	6.950%	7/1/24	3,250	3,491
Kinder Morgan Energy Partners LP	5.800%	3/1/21	2,650	2,638
Kinder Morgan Energy Partners LP	5.000%	10/1/21	7,500	7,071
Kinder Morgan Energy Partners LP	4.150%	3/1/22	1,925	1,711
Kinder Morgan Energy Partners LP	3.950%	9/1/22	9,535	8,304
Kinder Morgan Energy Partners LP	3.450%	2/15/23	3,550	2,950
Kinder Morgan Energy Partners LP	3.500%	9/1/23	7,700	6,386
Kinder Morgan Energy Partners LP	4.150%	2/1/24	4,475	3,863
Kinder Morgan Energy Partners LP	4.300%	5/1/24	7,849	6,748
Kinder Morgan Energy Partners LP	4.250%	9/1/24	8,000	6,808
Magellan Midstream Partners LP	4.250%	2/1/21	1,300	1,312
Magellan Midstream Partners LP	3.200%	3/15/25	2,975	2,618
Marathon Oil Corp.	2.800%	11/1/22	4,950	3,958
Marathon Oil Corp.	3.850%	6/1/25	10,200	8,146
Marathon Petroleum Corp.	5.125%	3/1/21	9,810	10,301
Marathon Petroleum Corp.	3.625%	9/15/24	1,600	1,492
5 MPLX LP	4.875%	12/1/24	2,500	2,239
5 MPLX LP	4.875%	6/1/25	4,000	3,566
Murphy Oil Corp.	4.000%	6/1/22	1,593	1,210
Murphy Oil Corp.	3.700%	12/1/22	5,417	4,096
Nabors Industries Inc.	4.625%	9/15/21	4,600	3,760
Nabors Industries Inc.	5.100%	9/15/23	3,525	2,795
National Fuel Gas Co.	4.900%	12/1/21	4,025	4,133
National Fuel Gas Co.	3.750%	3/1/23	4,525	4,191
National Fuel Gas Co.	5.200%	7/15/25	1,000	917
National Oilwell Varco Inc.	2.600%	12/1/22	11,143	9,753
Noble Energy Inc.	5.625%	5/1/21	3,001	2,938
Noble Energy Inc.	4.150%	12/15/21	6,105	5,958
Noble Energy Inc.	5.875%	6/1/24	3,000	2,878
Noble Energy Inc.	3.900%	11/15/24	8,895	7,942
Noble Holding International Ltd.	4.625%	3/1/21	3,375	2,373
Noble Holding International Ltd.	3.950%	3/15/22	3,527	2,329
Noble Holding International Ltd.	5.950%	4/1/25	1,025	712
Occidental Petroleum Corp.	4.100%	2/1/21	16,019	16,804
Occidental Petroleum Corp.	3.125%	2/15/22	7,725	7,575
Occidental Petroleum Corp.	2.700%	2/15/23	7,600	7,147
Occidental Petroleum Corp.	3.500%	6/15/25	3,600	3,507
Oceaneering International Inc.	4.650%	11/15/24	2,775	2,338
ONEOK Partners LP	3.375%	10/1/22	7,144	5,712
ONEOK Partners LP	5.000%	9/15/23	2,000	1,751
ONEOK Partners LP	4.900%	3/15/25	3,100	2,611
Phillips 66	4.300%	4/1/22	15,987	16,534
Phillips 66 Partners LP	3.605%	2/15/25	4,875	4,281
Pioneer Natural Resources Co.	3.450%	1/15/21	1,500	1,385
Pioneer Natural Resources Co.	3.950%	7/15/22	5,528	5,046
Pioneer Natural Resources Co.	4.450%	1/15/26	1,000	899

58

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	4,975	4,760
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	2,815	2,403
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	3,968	3,351
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	10,995	8,841
Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	5,950	5,177
Regency Energy Partners LP / Regency Energy Finance
Corp.	6.500%	7/15/21	806	810
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	7,793	7,403
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	4,100	3,680
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.500%	4/15/23	3,000	2,730
Regency Energy Partners LP / Regency Energy Finance
Corp.	4.500%	11/1/23	7,831	6,833
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	3,600	3,285
Rowan Cos. Inc.	4.875%	6/1/22	5,268	3,873
Rowan Cos. Inc.	4.750%	1/15/24	2,400	1,707
Sasol Financing International plc	4.500%	11/14/22	5,415	4,969
Schlumberger Investment SA	3.650%	12/1/23	7,695	7,870
SESI LLC	7.125%	12/15/21	4,954	4,384
Shell International Finance BV	2.375%	8/21/22	11,964	11,420
Shell International Finance BV	2.250%	1/6/23	9,825	9,092
Shell International Finance BV	3.400%	8/12/23	3,150	3,137
Shell International Finance BV	3.250%	5/11/25	16,650	16,087
Southwestern Energy Co.	4.100%	3/15/22	5,614	3,530
Southwestern Energy Co.	4.950%	1/23/25	8,175	5,157
Spectra Energy Capital LLC	3.300%	3/15/23	4,735	4,052
Spectra Energy Partners LP	4.600%	6/15/21	1,850	1,868
Spectra Energy Partners LP	4.750%	3/15/24	9,900	9,650
Spectra Energy Partners LP	3.500%	3/15/25	2,400	2,108
Suncor Energy Inc.	3.600%	12/1/24	5,800	5,498
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	9,000	8,722
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	2,525	2,131
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	4,800	4,155
Sunoco Logistics Partners Operations LP	5.950%	12/1/25	250	241
Total Capital Canada Ltd.	2.750%	7/15/23	5,975	5,746
Total Capital International SA	2.750%	6/19/21	11,400	11,354
Total Capital International SA	2.875%	2/17/22	5,825	5,775
Total Capital International SA	2.700%	1/25/23	11,900	11,338
Total Capital International SA	3.700%	1/15/24	8,525	8,637
Total Capital International SA	3.750%	4/10/24	6,175	6,280
Total Capital SA	4.125%	1/28/21	3,355	3,581
Total Capital SA	4.250%	12/15/21	2,585	2,748
TransCanada PipeLines Ltd.	2.500%	8/1/22	8,800	8,102
TransCanada PipeLines Ltd.	3.750%	10/16/23	4,500	4,467
Valero Energy Corp.	3.650%	3/15/25	3,450	3,246
Western Gas Partners LP	5.375%	6/1/21	10,350	10,478
Western Gas Partners LP	3.950%	6/1/25	3,500	2,938
Williams Cos. Inc.	7.875%	9/1/21	429	386
Williams Cos. Inc.	3.700%	1/15/23	7,200	4,878
Williams Cos. Inc.	4.550%	6/24/24	8,000	5,560
Williams Partners LP	4.000%	11/15/21	4,625	3,859
Williams Partners LP	3.600%	3/15/22	12,000	9,440
Williams Partners LP	3.350%	8/15/22	5,150	3,986
Williams Partners LP	4.500%	11/15/23	3,000	2,429
Williams Partners LP	4.300%	3/4/24	7,227	5,728
Williams Partners LP	3.900%	1/15/25	4,300	3,232
Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	7,000	5,635
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	9,010	7,208
Other Industrial (0.1%)
CBRE Services Inc.	5.000%	3/15/23	4,175	4,170
CBRE Services Inc.	5.250%	3/15/25	4,700	4,765

59

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cintas Corp. No 2	4.300%	6/1/21	1,315	1,392
Cintas Corp. No 2	3.250%	6/1/22	1,450	1,464
Fluor Corp.	3.375%	9/15/21	2,800	2,856
Fluor Corp.	3.500%	12/15/24	4,300	4,303
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	5,476	5,696
Technology (3.3%)
Adobe Systems Inc.	3.250%	2/1/25	7,150	6,974
Altera Corp.	4.100%	11/15/23	8,025	8,392
Amphenol Corp.	3.125%	9/15/21	2,700	2,670
Amphenol Corp.	4.000%	2/1/22	1,950	1,989
Analog Devices Inc.	2.875%	6/1/23	2,900	2,784
Analog Devices Inc.	3.900%	12/15/25	4,925	4,978
Apple Inc.	2.850%	5/6/21	18,593	19,048
Apple Inc.	2.150%	2/9/22	12,940	12,607
Apple Inc.	2.700%	5/13/22	10,000	10,023
Apple Inc.	2.400%	5/3/23	31,995	31,173
Apple Inc.	3.450%	5/6/24	18,890	19,568
Apple Inc.	2.500%	2/9/25	9,500	9,088
Apple Inc.	3.200%	5/13/25	15,160	15,319
Applied Materials Inc.	4.300%	6/15/21	6,475	6,902
Applied Materials Inc.	3.900%	10/1/25	5,500	5,508
Arrow Electronics Inc.	5.125%	3/1/21	2,000	2,102
Arrow Electronics Inc.	3.500%	4/1/22	1,650	1,584
Arrow Electronics Inc.	4.500%	3/1/23	2,574	2,601
Arrow Electronics Inc.	4.000%	4/1/25	1,850	1,772
Autodesk Inc.	3.600%	12/15/22	1,550	1,514
Autodesk Inc.	4.375%	6/15/25	1,800	1,773
Avnet Inc.	4.875%	12/1/22	3,725	3,820
Baidu Inc.	3.500%	11/28/22	3,725	3,671
Baidu Inc.	4.125%	6/30/25	4,000	3,964
Broadcom Corp.	2.500%	8/15/22	3,275	3,259
Broadcom Corp.	3.500%	8/1/24	3,271	3,281
CA Inc.	4.500%	8/15/23	3,100	3,146
Cadence Design Systems Inc.	4.375%	10/15/24	2,275	2,258
CDK Global Inc.	4.500%	10/15/24	2,965	2,941
Cisco Systems Inc.	2.900%	3/4/21	2,350	2,420
Cisco Systems Inc.	3.000%	6/15/22	550	560
Cisco Systems Inc.	3.625%	3/4/24	7,695	8,035
Cisco Systems Inc.	3.500%	6/15/25	3,000	3,093
Corning Inc.	2.900%	5/15/22	2,500	2,400
Corning Inc.	3.700%	11/15/23	2,500	2,463
Dun & Bradstreet Corp.	4.375%	12/1/22	1,925	1,887
EMC Corp.	3.375%	6/1/23	6,003	4,868
Equifax Inc.	3.300%	12/15/22	1,200	1,198
Fidelity National Information Services Inc.	5.000%	3/15/22	3,253	3,371
Fidelity National Information Services Inc.	3.500%	4/15/23	6,992	6,683
Fidelity National Information Services Inc.	3.875%	6/5/24	11,320	10,921
Fidelity National Information Services Inc.	5.000%	10/15/25	9,625	9,932
Fiserv Inc.	3.500%	10/1/22	2,073	2,077
Fiserv Inc.	3.850%	6/1/25	8,150	8,137
5 Flextronics International Ltd.	4.750%	6/15/25	6,750	6,573
Google Inc.	3.625%	5/19/21	5,910	6,285
Google Inc.	3.375%	2/25/24	5,400	5,681
5 Hewlett Packard Enterprise Co.	4.400%	10/15/22	14,475	14,423
5 Hewlett Packard Enterprise Co.	4.900%	10/15/25	17,000	16,688
HP Inc.	4.300%	6/1/21	9,425	9,380
HP Inc.	4.375%	9/15/21	12,950	12,654
HP Inc.	4.650%	12/9/21	8,550	8,515
Ingram Micro Inc.	5.000%	8/10/22	100	102
Ingram Micro Inc.	4.950%	12/15/24	5,050	5,028
Intel Corp.	3.300%	10/1/21	14,823	15,349
Intel Corp.	3.100%	7/29/22	5,700	5,805
Intel Corp.	2.700%	12/15/22	9,700	9,597

60

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Intel Corp.	3.700%	7/29/25	16,525	17,090
International Business Machines Corp.	2.900%	11/1/21	200	202
International Business Machines Corp.	1.875%	8/1/22	7,700	7,262
International Business Machines Corp.	2.875%	11/9/22	10,000	9,923
International Business Machines Corp.	3.375%	8/1/23	7,650	7,760
International Business Machines Corp.	3.625%	2/12/24	16,900	17,323
Jabil Circuit Inc.	4.700%	9/15/22	1,700	1,653
Juniper Networks Inc.	4.600%	3/15/21	1,171	1,224
Juniper Networks Inc.	4.500%	3/15/24	2,475	2,465
Juniper Networks Inc.	4.350%	6/15/25	2,025	1,976
Keysight Technologies Inc.	4.550%	10/30/24	3,000	2,886
KLA-Tencor Corp.	4.125%	11/1/21	3,750	3,762
KLA-Tencor Corp.	4.650%	11/1/24	7,420	7,468
Lam Research Corp.	3.800%	3/15/25	3,550	3,362
Lender Processing Services Inc / Black Knight Lending
Solutions Inc	5.750%	4/15/23	2,571	2,680
Maxim Integrated Products Inc.	3.375%	3/15/23	2,375	2,346
Microsoft Corp.	4.000%	2/8/21	3,000	3,268
Microsoft Corp.	2.375%	2/12/22	14,509	14,326
Microsoft Corp.	2.650%	11/3/22	7,000	6,991
Microsoft Corp.	2.125%	11/15/22	5,458	5,269
Microsoft Corp.	2.375%	5/1/23	1,575	1,551
Microsoft Corp.	3.625%	12/15/23	9,025	9,492
Microsoft Corp.	2.700%	2/12/25	15,450	15,035
Microsoft Corp.	3.125%	11/3/25	22,050	22,114
Motorola Solutions Inc.	3.750%	5/15/22	10,650	9,720
Motorola Solutions Inc.	3.500%	3/1/23	750	655
Motorola Solutions Inc.	4.000%	9/1/24	5,650	4,861
NetApp Inc.	3.375%	6/15/21	3,400	3,320
Oracle Corp.	2.800%	7/8/21	9,410	9,531
Oracle Corp.	2.500%	5/15/22	11,150	10,931
Oracle Corp.	2.500%	10/15/22	25,186	24,585
Oracle Corp.	3.625%	7/15/23	3,500	3,618
Oracle Corp.	3.400%	7/8/24	17,051	17,290
Oracle Corp.	2.950%	5/15/25	17,925	17,494
Pitney Bowes Inc.	4.625%	3/15/24	4,200	4,131
QUALCOMM Inc.	3.000%	5/20/22	12,000	11,862
QUALCOMM Inc.	3.450%	5/20/25	13,700	13,146
Seagate HDD Cayman	4.750%	6/1/23	7,550	6,606
Seagate HDD Cayman	4.750%	1/1/25	6,430	5,361
Symantec Corp.	3.950%	6/15/22	3,650	3,625
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	6,404	6,586
Texas Instruments Inc.	2.250%	5/1/23	2,025	1,921
Total System Services Inc.	3.750%	6/1/23	1,600	1,542
Trimble Navigation Ltd.	4.750%	12/1/24	1,650	1,650
Tyco Electronics Group SA	4.875%	1/15/21	4,102	4,401
Tyco Electronics Group SA	3.500%	2/3/22	3,179	3,235
Tyco Electronics Group SA	3.450%	8/1/24	950	945
Verisk Analytics Inc.	4.125%	9/12/22	4,575	4,605
Verisk Analytics Inc.	4.000%	6/15/25	6,000	5,870
Xerox Corp.	4.500%	5/15/21	6,950	7,033
Xerox Corp.	3.800%	5/15/24	1,550	1,441
Xilinx Inc.	3.000%	3/15/21	3,370	3,377
Transportation (0.9%)
4 American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	1,842	1,957
4 American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	1,729	1,750
4 American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	7,181	7,612
4 American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	3,501	3,387
Burlington Northern Santa Fe LLC	4.100%	6/1/21	577	607
Burlington Northern Santa Fe LLC	3.450%	9/15/21	4,400	4,515
Burlington Northern Santa Fe LLC	3.050%	3/15/22	3,775	3,783
Burlington Northern Santa Fe LLC	3.050%	9/1/22	4,300	4,297
Burlington Northern Santa Fe LLC	3.000%	3/15/23	3,425	3,375

61

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	3.850%	9/1/23	4,300	4,467
Burlington Northern Santa Fe LLC	3.750%	4/1/24	3,600	3,695
Burlington Northern Santa Fe LLC	3.400%	9/1/24	3,925	3,907
Burlington Northern Santa Fe LLC	3.000%	4/1/25	3,850	3,699
Burlington Northern Santa Fe LLC	3.650%	9/1/25	700	711
Burlington Northern Santa Fe LLC	7.000%	12/15/25	670	837
Canadian National Railway Co.	2.850%	12/15/21	3,725	3,745
Canadian National Railway Co.	2.250%	11/15/22	1,095	1,051
Canadian National Railway Co.	2.950%	11/21/24	1,325	1,311
Canadian Pacific Railway Co.	9.450%	8/1/21	4,050	5,245
Canadian Pacific Railway Co.	4.450%	3/15/23	4,180	4,455
Canadian Pacific Railway Co.	2.900%	2/1/25	500	470
Canadian Pacific Railway Ltd.	4.500%	1/15/22	2,200	2,329
4 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	3,082	3,383
4 Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	3,330	3,488
4 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	4,319	4,438
4 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	3,588	3,660
CSX Corp.	4.250%	6/1/21	6,075	6,430
CSX Corp.	3.700%	11/1/23	5,175	5,295
CSX Corp.	3.400%	8/1/24	1,100	1,093
CSX Corp.	3.350%	11/1/25	3,350	3,254
4 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	3,022	3,468
FedEx Corp.	2.625%	8/1/22	2,528	2,467
FedEx Corp.	4.000%	1/15/24	4,251	4,432
FedEx Corp.	3.200%	2/1/25	2,800	2,724
JB Hunt Transport Services Inc.	3.300%	8/15/22	2,450	2,431
JB Hunt Transport Services Inc.	3.850%	3/15/24	2,525	2,566
5 Kansas City Southern	3.000%	5/15/23	3,150	2,986
Norfolk Southern Corp.	3.250%	12/1/21	4,693	4,686
Norfolk Southern Corp.	3.000%	4/1/22	5,205	5,146
Norfolk Southern Corp.	2.903%	2/15/23	4,774	4,602
Norfolk Southern Corp.	3.850%	1/15/24	2,075	2,114
Norfolk Southern Corp.	5.590%	5/17/25	1,339	1,530
4 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,605	1,793
Trinity Industries Inc.	4.550%	10/1/24	2,460	2,255
Union Pacific Corp.	4.000%	2/1/21	5,550	5,936
Union Pacific Corp.	4.163%	7/15/22	8,196	8,868
Union Pacific Corp.	2.950%	1/15/23	1,500	1,505
Union Pacific Corp.	2.750%	4/15/23	2,200	2,173
Union Pacific Corp.	3.646%	2/15/24	325	339
Union Pacific Corp.	3.250%	1/15/25	3,350	3,395
Union Pacific Corp.	3.250%	8/15/25	7,500	7,586
4 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	4,617	4,779
United Parcel Service Inc.	3.125%	1/15/21	7,350	7,647
United Parcel Service Inc.	2.450%	10/1/22	12,606	12,443
4 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	349	384
4 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,036	1,075
				5,623,580
Utilities (2.1%)
Electric (1.9%)
Alabama Power Co.	3.550%	12/1/23	1,600	1,647
Alabama Power Co.	2.800%	4/1/25	600	579
Ameren Corp.	3.650%	2/15/26	1,975	1,967
Ameren Illinois Co.	2.700%	9/1/22	3,925	3,859
Appalachian Power Co.	4.600%	3/30/21	1,700	1,814
Appalachian Power Co.	3.400%	6/1/25	1,650	1,611
Arizona Public Service Co.	3.350%	6/15/24	1,690	1,716
Arizona Public Service Co.	3.150%	5/15/25	4,750	4,731
Baltimore Gas & Electric Co.	3.500%	11/15/21	3,575	3,706

62

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Baltimore Gas & Electric Co.	2.800%	8/15/22	175	173
Baltimore Gas & Electric Co.	3.350%	7/1/23	4,499	4,556
Berkshire Hathaway Energy Co.	3.750%	11/15/23	5,925	6,079
Berkshire Hathaway Energy Co.	3.500%	2/1/25	2,675	2,652
Black Hills Corp.	4.250%	11/30/23	798	815
Cleveland Electric Illuminating Co.	5.500%	8/15/24	250	281
CMS Energy Corp.	5.050%	3/15/22	3,550	3,891
CMS Energy Corp.	3.875%	3/1/24	3,745	3,820
CMS Energy Corp.	3.600%	11/15/25	250	249
Commonwealth Edison Co.	3.400%	9/1/21	3,650	3,789
Commonwealth Edison Co.	3.100%	11/1/24	1,300	1,288
Connecticut Light & Power Co.	2.500%	1/15/23	6,408	6,206
Consumers Energy Co.	2.850%	5/15/22	3,000	2,995
Consumers Energy Co.	3.375%	8/15/23	2,000	2,045
Consumers Energy Co.	3.125%	8/31/24	3,025	3,019
Delmarva Power & Light Co.	3.500%	11/15/23	4,825	4,952
Dominion Resources Inc.	4.450%	3/15/21	9,439	10,014
Dominion Resources Inc.	2.750%	9/15/22	1,650	1,594
Dominion Resources Inc.	3.625%	12/1/24	4,055	4,017
Dominion Resources Inc.	3.900%	10/1/25	1,800	1,803
4 Dominion Resources Inc.	5.750%	10/1/54	3,600	3,534
DTE Electric Co.	3.900%	6/1/21	800	852
DTE Electric Co.	2.650%	6/15/22	1,950	1,918
DTE Electric Co.	3.650%	3/15/24	4,550	4,756
5 DTE Energy Co.	3.300%	6/15/22	100	100
DTE Energy Co.	3.850%	12/1/23	275	283
DTE Energy Co.	3.500%	6/1/24	3,783	3,788
Duke Energy Carolinas LLC	3.900%	6/15/21	2,450	2,602
Duke Energy Corp.	3.050%	8/15/22	5,547	5,465
Duke Energy Corp.	3.950%	10/15/23	3,362	3,471
Duke Energy Corp.	3.750%	4/15/24	2,025	2,049
Duke Energy Florida LLC	3.100%	8/15/21	2,000	2,043
Duke Energy Ohio Inc.	3.800%	9/1/23	120	125
Duke Energy Progress LLC	3.000%	9/15/21	5,500	5,603
Duke Energy Progress LLC	2.800%	5/15/22	2,619	2,620
Duke Energy Progress LLC	3.250%	8/15/25	3,500	3,521
Empresa Nacional de Electricidad SA	4.250%	4/15/24	565	567
Entergy Arkansas Inc.	3.050%	6/1/23	4,100	4,033
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	5,825	6,649
Entergy Louisiana LLC	4.050%	9/1/23	4,500	4,668
Entergy Louisiana LLC	5.400%	11/1/24	1,575	1,799
Entergy Mississippi Inc.	3.100%	7/1/23	175	172
Eversource Energy	2.800%	5/1/23	2,325	2,231
Eversource Energy	3.150%	1/15/25	2,150	2,100
5 Exelon Corp.	3.950%	6/15/25	9,650	9,665
Exelon Generation Co. LLC	4.250%	6/15/22	4,393	4,457
FirstEnergy Solutions Corp.	6.050%	8/15/21	3,200	3,414
Florida Power & Light Co.	2.750%	6/1/23	7,550	7,465
Florida Power & Light Co.	3.250%	6/1/24	2,475	2,521
Georgia Power Co.	2.850%	5/15/22	4,300	4,219
Great Plains Energy Inc.	4.850%	6/1/21	4,995	5,368
Indiana Michigan Power Co.	3.200%	3/15/23	825	813
Integrys Energy Group Inc.	4.170%	11/1/20	1,170	1,236
Interstate Power & Light Co.	3.400%	8/15/25	1,675	1,685
ITC Holdings Corp.	4.050%	7/1/23	900	926
ITC Holdings Corp.	3.650%	6/15/24	2,270	2,237
Kansas City Power & Light Co.	3.150%	3/15/23	3,140	3,084
Kentucky Utilities Co.	3.300%	10/1/25	1,400	1,414
LG&E & KU Energy LLC	4.375%	10/1/21	325	349
Louisville Gas & Electric Co.	3.300%	10/1/25	2,625	2,644
MidAmerican Energy Co.	3.500%	10/15/24	3,300	3,373
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	4,950	4,997
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	4,000	3,866
National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	3,300	3,278

63

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	2,100	2,073
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	3,025	3,206
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	325	324
Northern States Power Co.	2.150%	8/15/22	825	795
Northern States Power Co.	2.600%	5/15/23	1,300	1,267
NSTAR Electric Co.	2.375%	10/15/22	1,575	1,516
NSTAR Electric Co.	3.250%	11/15/25	2,650	2,645
Ohio Power Co.	5.375%	10/1/21	5,175	5,761
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	3,325	3,454
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	1,660	1,999
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	2,000	1,879
Pacific Gas & Electric Co.	4.250%	5/15/21	2,940	3,149
Pacific Gas & Electric Co.	3.250%	9/15/21	2,500	2,559
Pacific Gas & Electric Co.	2.450%	8/15/22	2,450	2,368
Pacific Gas & Electric Co.	3.250%	6/15/23	2,500	2,508
Pacific Gas & Electric Co.	3.750%	2/15/24	5,135	5,309
Pacific Gas & Electric Co.	3.400%	8/15/24	3,200	3,228
Pacific Gas & Electric Co.	3.500%	6/15/25	4,200	4,264
PacifiCorp	3.850%	6/15/21	600	631
PacifiCorp	2.950%	2/1/22	5,222	5,260
PacifiCorp	3.600%	4/1/24	3,275	3,383
Peco Energy Co.	2.375%	9/15/22	2,450	2,374
Potomac Electric Power Co.	3.600%	3/15/24	150	155
PPL Capital Funding Inc.	4.200%	6/15/22	6,301	6,635
PPL Capital Funding Inc.	3.500%	12/1/22	1,760	1,772
PPL Capital Funding Inc.	3.400%	6/1/23	3,975	3,936
PPL Capital Funding Inc.	3.950%	3/15/24	975	998
PPL Electric Utilities Corp.	3.000%	9/15/21	3,775	3,835
Progress Energy Inc.	4.400%	1/15/21	5,681	6,012
Progress Energy Inc.	3.150%	4/1/22	3,825	3,782
PSEG Power LLC	4.150%	9/15/21	1,225	1,257
PSEG Power LLC	4.300%	11/15/23	1,500	1,492
Public Service Co. of Colorado	2.500%	3/15/23	1,325	1,291
Public Service Co. of Colorado	2.900%	5/15/25	3,200	3,146
Public Service Co. of New Hampshire	3.500%	11/1/23	1,325	1,358
Public Service Co. of New Mexico	3.850%	8/1/25	1,650	1,642
Public Service Co. of Oklahoma	4.400%	2/1/21	2,471	2,612
Public Service Electric & Gas Co.	2.375%	5/15/23	7,129	6,827
Public Service Electric & Gas Co.	3.150%	8/15/24	2,550	2,556
Public Service Electric & Gas Co.	3.050%	11/15/24	3,000	2,984
Public Service Electric & Gas Co.	3.000%	5/15/25	3,045	3,006
Puget Energy Inc.	6.000%	9/1/21	1,787	2,014
Puget Energy Inc.	5.625%	7/15/22	6,675	7,406
5 Puget Energy Inc.	3.650%	5/15/25	3,750	3,634
San Diego Gas & Electric Co.	3.000%	8/15/21	2,597	2,652
San Diego Gas & Electric Co.	3.600%	9/1/23	4,573	4,762
SCANA Corp.	4.750%	5/15/21	3,875	4,018
SCANA Corp.	4.125%	2/1/22	3,725	3,714
Sierra Pacific Power Co.	3.375%	8/15/23	3,750	3,796
Southern California Edison Co.	3.875%	6/1/21	4,289	4,539
4 Southern California Edison Co.	1.845%	2/1/22	2,925	2,894
Southern California Edison Co.	2.400%	2/1/22	1,000	980
Southern California Edison Co.	3.500%	10/1/23	2,225	2,303
Southern Power Co.	4.150%	12/1/25	3,400	3,394
Southwestern Electric Power Co.	3.550%	2/15/22	1,575	1,597
Southwestern Public Service Co.	3.300%	6/15/24	2,200	2,223
Tampa Electric Co.	5.400%	5/15/21	3,500	3,926
Tampa Electric Co.	2.600%	9/15/22	2,350	2,282
TransAlta Corp.	4.500%	11/15/22	2,500	2,185
Tri-State Generation & Transmission Association Inc.	3.700%	11/1/24	1,325	1,317
Tucson Electric Power Co.	5.150%	11/15/21	2,150	2,366
Tucson Electric Power Co.	3.050%	3/15/25	750	711
Union Electric Co.	3.500%	4/15/24	3,025	3,115
Virginia Electric & Power Co.	2.950%	1/15/22	3,200	3,218

64

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Virginia Electric & Power Co.	3.450%	9/1/22	1,550	1,593
Virginia Electric & Power Co.	3.450%	2/15/24	1,525	1,555
Virginia Electric & Power Co.	3.100%	5/15/25	2,900	2,872
WEC Energy Group Inc.	3.550%	6/15/25	3,100	3,117
Westar Energy Inc.	3.250%	12/1/25	2,325	2,333
Western Massachusetts Electric Co.	3.500%	9/15/21	2,275	2,371
Wisconsin Electric Power Co.	3.100%	6/1/25	1,600	1,604
Wisconsin Power & Light Co.	2.250%	11/15/22	1,850	1,772
Xcel Energy Inc.	3.300%	6/1/25	1,850	1,809
Natural Gas (0.2%)
AGL Capital Corp.	3.500%	9/15/21	75	75
AGL Capital Corp.	3.875%	11/15/25	1,100	1,107
CenterPoint Energy Resources Corp.	4.500%	1/15/21	4,677	4,911
Laclede Gas Co.	3.400%	8/15/23	1,375	1,392
NiSource Finance Corp.	6.125%	3/1/22	4,329	4,958
Nisource Finance Corp.	3.850%	2/15/23	600	612
ONE Gas Inc.	3.610%	2/1/24	1,870	1,904
Sempra Energy	2.875%	10/1/22	3,254	3,148
Sempra Energy	4.050%	12/1/23	6,500	6,704
Sempra Energy	3.750%	11/15/25	8,585	8,585
Other Utility (0.0%)
American Water Capital Corp.	3.400%	3/1/25	4,600	4,672
				459,216

Total Corporate Bonds (Cost $8,994,343)				8,876,227

Sovereign Bonds (U.S. Dollar-Denominated) (6.4%)
African Development Bank	2.375%	9/23/21	5,000	5,073
Asian Development Bank	2.125%	11/24/21	4,300	4,298
Asian Development Bank	1.875%	2/18/22	18,250	17,983
Asian Development Bank	2.000%	1/22/25	9,150	8,847
Banco do Brasil SA	3.875%	10/10/22	9,950	7,638
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	14,475	13,641
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	13,600	12,942
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	14,200	14,448
Corp. Andina de Fomento	4.375%	6/15/22	12,570	13,378
Ecopetrol SA	5.875%	9/18/23	9,200	8,384
Ecopetrol SA	4.125%	1/16/25	9,100	7,269
Emirates Telecommunications Corp. PJSC	3.500%	6/18/24	2,000	2,028
European Bank for Reconstruction & Development	1.875%	2/23/22	8,025	7,898
European Investment Bank	4.000%	2/16/21	13,270	14,484
European Investment Bank	2.500%	4/15/21	24,725	25,249
European Investment Bank	2.125%	10/15/21	20,850	20,762
European Investment Bank	2.250%	8/15/22	15,250	15,240
European Investment Bank	3.250%	1/29/24	24,250	25,826
European Investment Bank	2.500%	10/15/24	5,825	5,880
European Investment Bank	1.875%	2/10/25	28,800	27,434
Export-Import Bank of Korea	2.625%	12/30/20	5,700	5,716
Export-Import Bank of Korea	4.000%	1/29/21	8,484	9,059
Export-Import Bank of Korea	4.375%	9/15/21	8,000	8,710
Export-Import Bank of Korea	5.000%	4/11/22	4,400	4,936
Export-Import Bank of Korea	4.000%	1/14/24	4,900	5,183
Export-Import Bank of Korea	2.875%	1/21/25	7,000	6,844
Export-Import Bank of Korea	3.250%	11/10/25	7,000	7,071
Federative Republic of Brazil	2.625%	1/5/23	7,015	5,349
Hydro-Quebec	9.400%	2/1/21	2,025	2,651
Hydro-Quebec	8.400%	1/15/22	4,825	6,220
Hydro-Quebec	8.050%	7/7/24	8,825	11,942
Inter-American Development Bank	1.750%	4/14/22	18,750	18,311
Inter-American Development Bank	3.000%	10/4/23	9,000	9,450
Inter-American Development Bank	3.000%	2/21/24	14,650	15,361
Inter-American Development Bank	2.125%	1/15/25	17,500	17,111
Inter-American Development Bank	7.000%	6/15/25	750	1,004

65

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Bank for Reconstruction & Development	2.250%	6/24/21	16,900	17,062
International Bank for Reconstruction & Development	1.625%	2/10/22	28,500	27,648
International Bank for Reconstruction & Development	7.625%	1/19/23	2,107	2,827
International Bank for Reconstruction & Development	2.500%	11/25/24	30,200	30,536
International Bank for Reconstruction & Development	2.500%	7/29/25	26,000	26,176
6 Japan Bank for International Cooperation	3.375%	7/31/23	2,775	2,912
6 Japan Bank for International Cooperation	3.000%	5/29/24	6,200	6,348
6 Japan Bank for International Cooperation	2.125%	2/10/25	11,000	10,424
6 Japan Bank for International Cooperation	2.500%	5/28/25	7,500	7,291
6 Japan Finance Organization for Municipalities	4.000%	1/13/21	6,000	6,459
7 KFW	2.375%	8/25/21	15,500	15,723
7 KFW	2.625%	1/25/22	30,980	31,775
7 KFW	2.000%	10/4/22	15,550	15,307
7 KFW	2.125%	1/17/23	28,425	28,084
7 KFW	2.500%	11/20/24	32,050	32,228
7 KFW	2.000%	5/2/25	22,500	21,642
Korea Development Bank	4.625%	11/16/21	4,350	4,785
Korea Development Bank	3.000%	9/14/22	7,300	7,348
Korea Development Bank	3.750%	1/22/24	7,050	7,333
7 Landwirtschaftliche Rentenbank	2.250%	10/1/21	8,645	8,695
7 Landwirtschaftliche Rentenbank	2.000%	1/13/25	9,000	8,667
7 Landwirtschaftliche Rentenbank	2.375%	6/10/25	11,000	10,812
North American Development Bank	2.400%	10/26/22	2,500	2,437
8 Oesterreichische Kontrollbank AG	2.375%	10/1/21	5,250	5,301
4 Oriental Republic of Uruguay	8.000%	11/18/22	3,430	4,266
4 Oriental Republic of Uruguay	4.500%	8/14/24	12,725	12,929
Petroleos Mexicanos	5.500%	1/21/21	21,010	21,264
Petroleos Mexicanos	4.875%	1/24/22	25,400	24,427
Petroleos Mexicanos	3.500%	1/30/23	10,860	9,474
Petroleos Mexicanos	4.875%	1/18/24	13,750	12,825
4 Petroleos Mexicanos	2.290%	2/15/24	1,615	1,604
5 Petroleos Mexicanos	4.250%	1/15/25	4,250	3,751
Province of British Columbia	2.650%	9/22/21	6,450	6,569
Province of British Columbia	2.000%	10/23/22	7,000	6,803
Province of Manitoba	2.100%	9/6/22	3,550	3,431
Province of Manitoba	3.050%	5/14/24	13,600	13,811
Province of Nova Scotia	8.250%	7/30/22	4,700	6,160
Province of Ontario	2.500%	9/10/21	15,000	14,989
Province of Ontario	2.450%	6/29/22	2,150	2,123
Province of Ontario	3.200%	5/16/24	8,650	8,906
Quebec	2.750%	8/25/21	20,500	20,753
Quebec	2.625%	2/13/23	7,075	7,027
Quebec	7.125%	2/9/24	5,775	7,441
Quebec	2.875%	10/16/24	10,050	10,061
Republic of Chile	3.250%	9/14/21	9,100	9,377
Republic of Chile	2.250%	10/30/22	4,075	3,917
Republic of Chile	3.125%	3/27/25	8,650	8,626
Republic of Colombia	4.375%	7/12/21	14,442	14,478
4 Republic of Colombia	2.625%	3/15/23	10,225	8,983
Republic of Colombia	4.000%	2/26/24	15,250	14,526
Republic of Colombia	8.125%	5/21/24	5,690	6,814
Republic of Italy	6.875%	9/27/23	21,600	26,611
Republic of Korea	3.875%	9/11/23	9,300	10,053
Republic of Korea	5.625%	11/3/25	1,775	2,184
4 Republic of Panama	4.000%	9/22/24	8,000	8,000
4 Republic of Panama	3.750%	3/16/25	9,500	9,310
Republic of Peru	7.350%	7/21/25	13,000	16,297
Republic of Poland	5.125%	4/21/21	14,000	15,568
Republic of Poland	5.000%	3/23/22	24,435	27,098
Republic of Poland	3.000%	3/17/23	7,805	7,727
Republic of Poland	4.000%	1/22/24	13,425	14,116
Republic of South Africa	5.875%	5/30/22	3,800	3,957
Republic of South Africa	4.665%	1/17/24	14,075	13,406
Republic of South Africa	5.875%	9/16/25	11,000	11,248

66

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of the Philippines	4.000%	1/15/21	9,350	10,127
Republic of the Philippines	4.200%	1/21/24	10,750	11,637
Republic of the Philippines	9.500%	10/21/24	400	592
Republic of the Philippines	10.625%	3/16/25	9,405	14,818
Republic of Turkey	5.625%	3/30/21	17,200	18,211
Republic of Turkey	5.125%	3/25/22	8,475	8,710
Republic of Turkey	6.250%	9/26/22	20,450	22,289
Republic of Turkey	3.250%	3/23/23	3,400	3,115
Republic of Turkey	5.750%	3/22/24	19,600	20,674
Republic of Turkey	7.375%	2/5/25	15,500	18,116
State of Israel	4.000%	6/30/22	9,475	10,173
State of Israel	3.150%	6/30/23	9,600	9,741
Statoil ASA	2.750%	11/10/21	2,000	1,969
Statoil ASA	3.150%	1/23/22	5,975	5,923
Statoil ASA	2.450%	1/17/23	9,642	9,120
Statoil ASA	2.650%	1/15/24	7,675	7,268
Statoil ASA	3.700%	3/1/24	10,213	10,306
Statoil ASA	3.250%	11/10/24	6,062	5,911
United Mexican States	3.500%	1/21/21	8,800	8,885
United Mexican States	3.625%	3/15/22	25,624	25,729
United Mexican States	4.000%	10/2/23	31,515	31,917
United Mexican States	3.600%	1/30/25	19,175	18,539

Total Sovereign Bonds (Cost $1,452,997)				1,436,120

Taxable Municipal Bonds (0.2%)
California GO	5.700%	11/1/21	2,300	2,694
California GO	6.650%	3/1/22	3,500	4,193
Cornell University New York GO	5.450%	2/1/19	1,350	1,499
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.814%	7/1/24	4,000	3,936
George Washington University District of Columbia GO	3.485%	9/15/22	2,500	2,542
Georgia GO	4.503%	11/1/25	1,825	2,030
Illinois GO	4.950%	6/1/23	8,899	8,903
Massachusetts GO	4.200%	12/1/21	6,375	6,911
9 New Jersey Economic Development Authority Lease
Revenue	0.000%	2/15/22	5,000	3,826
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	2,930	3,563
Utah GO	4.554%	7/1/24	4,895	5,490

Total Taxable Municipal Bonds (Cost $45,578)				45,587

Total Investments (99.1%) (Cost $22,364,771)				22,273,403
Other Assets and Liabilities—Net (0.9%)				209,427

Net Assets (100%)				22,482,830

1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was $241,220,000, representing 1.1% of net assets.
6 Guaranteed by the Government of Japan.
7 Guaranteed by the Federal Republic of Germany.
8 Guaranteed by the Republic of Austria.
9 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
GO—General Obligation Bond.

67

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
December 31, 2015

REIT—Real Estate Investment Trust.

68

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (39.0%)
U.S. Government Securities (37.0%)
	United States Treasury Note/Bond	2.000%	8/15/25	11,606	11,312
	United States Treasury Note/Bond	2.250%	11/15/25	16,755	16,710
	United States Treasury Note/Bond	6.000%	2/15/26	41,835	55,817
	United States Treasury Note/Bond	6.750%	8/15/26	23,510	33,289
	United States Treasury Note/Bond	6.500%	11/15/26	21,005	29,367
	United States Treasury Note/Bond	6.375%	8/15/27	11,955	16,780
	United States Treasury Note/Bond	6.125%	11/15/27	8,571	11,855
	United States Treasury Note/Bond	5.500%	8/15/28	18,690	24,846
	United States Treasury Note/Bond	5.250%	11/15/28	12,005	15,670
	United States Treasury Note/Bond	5.250%	2/15/29	34,926	45,709
	United States Treasury Note/Bond	6.125%	8/15/29	31,320	44,406
	United States Treasury Note/Bond	6.250%	5/15/30	37,020	53,621
	United States Treasury Note/Bond	5.375%	2/15/31	46,145	62,505
	United States Treasury Note/Bond	4.500%	2/15/36	22,110	28,294
	United States Treasury Note/Bond	4.750%	2/15/37	14,530	19,232
	United States Treasury Note/Bond	5.000%	5/15/37	6,944	9,503
	United States Treasury Note/Bond	4.375%	2/15/38	67,128	84,581
	United States Treasury Note/Bond	4.500%	5/15/38	36,850	47,243
	United States Treasury Note/Bond	3.500%	2/15/39	29,792	32,902
	United States Treasury Note/Bond	4.250%	5/15/39	40,942	50,505
	United States Treasury Note/Bond	4.500%	8/15/39	42,981	54,929
	United States Treasury Note/Bond	4.375%	11/15/39	38,630	48,511
	United States Treasury Note/Bond	4.625%	2/15/40	69,706	90,661
	United States Treasury Note/Bond	4.375%	5/15/40	56,368	70,839
	United States Treasury Note/Bond	3.875%	8/15/40	41,775	48,766
	United States Treasury Note/Bond	4.250%	11/15/40	49,785	61,469
	United States Treasury Note/Bond	4.750%	2/15/41	62,405	82,862
	United States Treasury Note/Bond	4.375%	5/15/41	40,595	51,175
	United States Treasury Note/Bond	3.750%	8/15/41	25,500	29,261
	United States Treasury Note/Bond	3.125%	11/15/41	47,620	49,138
	United States Treasury Note/Bond	3.125%	2/15/42	53,222	54,885
	United States Treasury Note/Bond	3.000%	5/15/42	20,415	20,514
	United States Treasury Note/Bond	2.750%	8/15/42	115,693	110,432
	United States Treasury Note/Bond	2.750%	11/15/42	141,223	134,492
	United States Treasury Note/Bond	3.125%	2/15/43	133,640	136,793
	United States Treasury Note/Bond	2.875%	5/15/43	182,355	177,568
	United States Treasury Note/Bond	3.625%	8/15/43	142,500	160,312
	United States Treasury Note/Bond	3.750%	11/15/43	120,580	138,742
	United States Treasury Note/Bond	3.625%	2/15/44	143,819	161,549
	United States Treasury Note/Bond	3.375%	5/15/44	116,337	124,681
	United States Treasury Note/Bond	3.125%	8/15/44	118,838	121,288
	United States Treasury Note/Bond	3.000%	11/15/44	132,226	131,544
	United States Treasury Note/Bond	2.500%	2/15/45	202,622	181,504
	United States Treasury Note/Bond	3.000%	5/15/45	104,370	103,718
	United States Treasury Note/Bond	2.875%	8/15/45	146,719	142,272
	United States Treasury Note/Bond	3.000%	11/15/45	78,000	77,647
					3,259,699
Agency Bonds and Notes (2.0%)
1	Federal Home Loan Banks	5.625%	3/14/36	1,000	1,282
1	Federal Home Loan Banks	5.500%	7/15/36	7,080	9,236
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,890	2,684
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,260	23,302
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	18,467	25,616
2	Federal National Mortgage Assn.	6.250%	5/15/29	17,025	23,147
2	Federal National Mortgage Assn.	7.125%	1/15/30	9,175	13,430
2	Federal National Mortgage Assn.	7.250%	5/15/30	8,835	13,098
2	Federal National Mortgage Assn.	6.625%	11/15/30	9,050	12,839
2,3	Federal National Mortgage Assn.	6.000%	4/18/36	2,000	2,026
2	Federal National Mortgage Assn.	5.625%	7/15/37	6,080	8,097
2	Federal National Mortgage Assn.	6.210%	8/6/38	700	993
1	Tennessee Valley Authority	7.125%	5/1/30	3,970	5,669

69

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Tennessee Valley Authority	4.650%	6/15/35	4,510	5,051
1 Tennessee Valley Authority	5.880%	4/1/36	4,535	5,789
1 Tennessee Valley Authority	5.980%	4/1/36	1,000	1,290
1 Tennessee Valley Authority	6.150%	1/15/38	2,450	3,259
1 Tennessee Valley Authority	5.500%	6/15/38	1,175	1,448
1 Tennessee Valley Authority	5.250%	9/15/39	7,645	9,254
1 Tennessee Valley Authority	3.500%	12/15/42	3,150	2,885
1 Tennessee Valley Authority	4.875%	1/15/48	2,650	2,962
1 Tennessee Valley Authority	5.375%	4/1/56	1,950	2,318
1 Tennessee Valley Authority	4.625%	9/15/60	1,400	1,466
1 Tennessee Valley Authority	4.250%	9/15/65	3,500	3,378

				180,519

Total U.S. Government and Agency Obligations (Cost $3,293,338)				3,440,218

Corporate Bonds (49.2%)
Finance (9.4%)
Banking (5.1%)
American Express Co.	4.050%	12/3/42	1,606	1,520
Bank of America Corp.	4.250%	10/22/26	8,429	8,342
Bank of America Corp.	6.750%	6/1/28	425	514
Bank of America Corp.	6.110%	1/29/37	6,300	7,150
Bank of America Corp.	7.750%	5/14/38	6,245	8,457
Bank of America Corp.	5.875%	2/7/42	6,635	7,744
Bank of America Corp.	5.000%	1/21/44	6,975	7,276
Bank of America Corp.	4.875%	4/1/44	5,400	5,572
Bank of America Corp.	4.750%	4/21/45	1,900	1,827
Bank of America NA	6.000%	10/15/36	3,600	4,253
Bank One Capital III	8.750%	9/1/30	425	607
Bank One Corp.	7.625%	10/15/26	4,975	6,310
Bank One Corp.	8.000%	4/29/27	185	238
Barclays plc	5.250%	8/17/45	5,000	5,088
Branch Banking & Trust Co.	3.800%	10/30/26	2,450	2,482
Citigroup Inc.	4.400%	6/10/25	6,000	6,060
Citigroup Inc.	4.300%	11/20/26	2,750	2,731
Citigroup Inc.	4.450%	9/29/27	3,500	3,478
Citigroup Inc.	6.625%	1/15/28	625	760
Citigroup Inc.	6.625%	6/15/32	3,350	3,951
Citigroup Inc.	6.000%	10/31/33	3,525	3,950
Citigroup Inc.	6.125%	8/25/36	4,633	5,234
Citigroup Inc.	8.125%	7/15/39	7,907	11,301
Citigroup Inc.	5.875%	1/30/42	2,915	3,344
Citigroup Inc.	6.675%	9/13/43	4,066	4,988
Citigroup Inc.	4.950%	11/7/43	4,363	4,579
Citigroup Inc.	5.300%	5/6/44	3,450	3,584
Citigroup Inc.	4.650%	7/30/45	4,000	4,051
Comerica Inc.	3.800%	7/22/26	750	740
Cooperatieve Rabobank UA	5.250%	5/24/41	5,025	5,680
Cooperatieve Rabobank UA	5.750%	12/1/43	6,225	6,910
Cooperatieve Rabobank UA	5.250%	8/4/45	2,300	2,405
4 Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	6,625	6,525
Credit Suisse USA Inc.	7.125%	7/15/32	2,400	3,086
Discover Bank	4.250%	3/13/26	1,725	1,738
Fifth Third Bancorp	8.250%	3/1/38	3,420	4,788
FirstMerit Bank NA	4.270%	11/25/26	1,225	1,224
Goldman Sachs Capital I	6.345%	2/15/34	5,175	6,086
Goldman Sachs Group Inc.	5.950%	1/15/27	4,008	4,442
Goldman Sachs Group Inc.	6.125%	2/15/33	9,900	11,570
Goldman Sachs Group Inc.	6.450%	5/1/36	5,100	5,748
Goldman Sachs Group Inc.	6.750%	10/1/37	18,440	21,546
Goldman Sachs Group Inc.	6.250%	2/1/41	7,400	8,832
Goldman Sachs Group Inc.	4.800%	7/8/44	7,325	7,313
Goldman Sachs Group Inc.	5.150%	5/22/45	6,700	6,502
Goldman Sachs Group Inc.	4.750%	10/21/45	4,000	3,974

70

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Bank USA NA	5.875%	11/1/34	4,390	5,077
HSBC Bank USA NA	5.625%	8/15/35	3,525	3,973
HSBC Bank USA NA	7.000%	1/15/39	2,625	3,292
HSBC Holdings plc	7.625%	5/17/32	1,050	1,344
HSBC Holdings plc	7.350%	11/27/32	200	248
HSBC Holdings plc	6.500%	5/2/36	6,500	7,741
HSBC Holdings plc	6.500%	9/15/37	10,950	13,104
HSBC Holdings plc	6.800%	6/1/38	3,540	4,380
HSBC Holdings plc	6.100%	1/14/42	3,370	4,244
HSBC Holdings plc	5.250%	3/14/44	4,925	5,092
JPMorgan Chase & Co.	4.125%	12/15/26	6,150	6,136
JPMorgan Chase & Co.	4.250%	10/1/27	4,400	4,372
JPMorgan Chase & Co.	6.400%	5/15/38	6,800	8,552
JPMorgan Chase & Co.	5.500%	10/15/40	4,325	4,896
JPMorgan Chase & Co.	5.600%	7/15/41	4,825	5,561
JPMorgan Chase & Co.	5.400%	1/6/42	4,354	4,893
JPMorgan Chase & Co.	5.625%	8/16/43	5,750	6,211
JPMorgan Chase & Co.	4.850%	2/1/44	5,425	5,779
JPMorgan Chase & Co.	4.950%	6/1/45	5,200	5,199
KeyBank NA	6.950%	2/1/28	1,018	1,268
4 Lloyds Banking Group plc	5.300%	12/1/45	2,000	2,029
Morgan Stanley	6.250%	8/9/26	3,625	4,255
Morgan Stanley	4.350%	9/8/26	8,400	8,371
Morgan Stanley	3.950%	4/23/27	6,550	6,358
Morgan Stanley	7.250%	4/1/32	2,025	2,653
Morgan Stanley	6.375%	7/24/42	6,275	7,803
Morgan Stanley	4.300%	1/27/45	8,500	8,053
Regions Bank	6.450%	6/26/37	1,850	2,190
Regions Financial Corp.	7.375%	12/10/37	1,100	1,380
Wachovia Bank NA	5.850%	2/1/37	3,000	3,570
Wachovia Corp.	7.574%	8/1/26	1,125	1,430
Wachovia Corp.	7.500%	4/15/35	1,940	2,510
Wachovia Corp.	5.500%	8/1/35	1,585	1,750
Wachovia Corp.	6.550%	10/15/35	125	151
Wells Fargo & Co.	4.100%	6/3/26	9,000	9,083
Wells Fargo & Co.	4.300%	7/22/27	8,100	8,255
Wells Fargo & Co.	5.375%	2/7/35	2,450	2,804
Wells Fargo & Co.	5.375%	11/2/43	8,610	9,199
Wells Fargo & Co.	5.606%	1/15/44	7,595	8,407
Wells Fargo & Co.	4.650%	11/4/44	4,600	4,478
Wells Fargo & Co.	3.900%	5/1/45	5,500	5,023
Wells Fargo & Co.	4.900%	11/17/45	6,700	6,720
Wells Fargo Bank NA	5.950%	8/26/36	1,755	2,087
Wells Fargo Bank NA	6.600%	1/15/38	5,825	7,522
3 Wells Fargo Capital X	5.950%	12/1/86	3,025	3,051
Brokerage (0.2%)
Brookfield Asset Management Inc.	7.375%	3/1/33	850	998
Charles Schwab Corp.	3.450%	2/13/26	1,200	1,212
CME Group Inc.	5.300%	9/15/43	2,475	2,833
Invesco Finance plc	5.375%	11/30/43	3,465	3,785
Jefferies Group LLC	6.450%	6/8/27	950	1,003
Jefferies Group LLC	6.250%	1/15/36	1,975	1,813
Jefferies Group LLC	6.500%	1/20/43	1,350	1,249
Legg Mason Inc.	5.625%	1/15/44	1,900	1,899
Leucadia National Corp.	6.625%	10/23/43	800	660
Finance Companies (0.5%)
GATX Corp.	5.200%	3/15/44	425	402
GATX Corp.	4.500%	3/30/45	400	343
4 GE Capital International Funding Co.	4.418%	11/15/35	41,196	42,000
Insurance (3.2%)
ACE Capital Trust II	9.700%	4/1/30	1,100	1,602
ACE INA Holdings Inc.	3.350%	5/3/26	4,100	4,086
ACE INA Holdings Inc.	6.700%	5/15/36	1,000	1,302

71

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ACE INA Holdings Inc.	4.150%	3/13/43	3,150	3,069
ACE INA Holdings Inc.	4.350%	11/3/45	3,900	3,945
Aetna Inc.	6.625%	6/15/36	2,700	3,230
Aetna Inc.	6.750%	12/15/37	1,925	2,409
Aetna Inc.	4.500%	5/15/42	1,725	1,693
Aetna Inc.	4.125%	11/15/42	1,450	1,359
Aetna Inc.	4.750%	3/15/44	1,525	1,541
Aflac Inc.	6.900%	12/17/39	1,300	1,677
Aflac Inc.	6.450%	8/15/40	1,335	1,638
Alleghany Corp.	4.900%	9/15/44	2,025	1,920
Allstate Corp.	5.350%	6/1/33	1,950	2,153
Allstate Corp.	5.550%	5/9/35	1,435	1,662
Allstate Corp.	5.950%	4/1/36	950	1,149
Allstate Corp.	4.500%	6/15/43	2,380	2,417
3 Allstate Corp.	6.500%	5/15/67	1,000	1,105
American International Group Inc.	3.875%	1/15/35	3,400	2,991
American International Group Inc.	4.700%	7/10/35	1,650	1,644
American International Group Inc.	6.250%	5/1/36	2,800	3,251
American International Group Inc.	6.820%	11/15/37	326	391
American International Group Inc.	4.500%	7/16/44	7,825	7,233
American International Group Inc.	4.800%	7/10/45	2,450	2,364
American International Group Inc.	4.375%	1/15/55	2,900	2,489
3 American International Group Inc.	8.175%	5/15/68	1,500	1,959
3 American International Group Inc.	6.250%	3/15/87	2,173	2,338
Anthem Inc.	5.950%	12/15/34	671	748
Anthem Inc.	5.850%	1/15/36	2,375	2,575
Anthem Inc.	6.375%	6/15/37	2,445	2,895
Anthem Inc.	4.625%	5/15/42	2,900	2,729
Anthem Inc.	4.650%	1/15/43	3,325	3,163
Anthem Inc.	5.100%	1/15/44	2,500	2,526
Anthem Inc.	4.650%	8/15/44	2,600	2,477
Anthem Inc.	4.850%	8/15/54	800	746
Aon Corp.	8.205%	1/1/27	1,050	1,314
Aon Corp.	6.250%	9/30/40	1,750	2,078
Aon plc	4.250%	12/12/42	575	514
Aon plc	4.450%	5/24/43	1,575	1,477
Aon plc	4.600%	6/14/44	2,950	2,827
Arch Capital Group Ltd.	7.350%	5/1/34	625	796
Arch Capital Group US Inc.	5.144%	11/1/43	2,050	2,075
Assurant Inc.	6.750%	2/15/34	1,489	1,732
AXA SA	8.600%	12/15/30	4,895	6,560
AXIS Specialty Finance plc	5.150%	4/1/45	875	863
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	3,025	3,532
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	1,775	1,764
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	2,180	2,135
Berkshire Hathaway Inc.	4.500%	2/11/43	2,600	2,612
Chubb Corp.	6.000%	5/11/37	2,150	2,619
Chubb Corp.	6.500%	5/15/38	1,905	2,461
Cigna Corp.	7.875%	5/15/27	500	656
Cigna Corp.	6.150%	11/15/36	1,625	1,860
Cigna Corp.	5.875%	3/15/41	1,560	1,783
Cigna Corp.	5.375%	2/15/42	2,445	2,680
Cincinnati Financial Corp.	6.920%	5/15/28	1,200	1,482
Cincinnati Financial Corp.	6.125%	11/1/34	1,350	1,537
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,425	1,678
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	1,500	1,431
Hartford Financial Services Group Inc.	5.950%	10/15/36	2,075	2,380
Hartford Financial Services Group Inc.	6.625%	3/30/40	486	599
Hartford Financial Services Group Inc.	6.100%	10/1/41	1,700	1,974
Hartford Financial Services Group Inc.	4.300%	4/15/43	400	373
Humana Inc.	8.150%	6/15/38	1,060	1,448
Humana Inc.	4.625%	12/1/42	1,476	1,399
Humana Inc.	4.950%	10/1/44	2,195	2,185
Lincoln National Corp.	6.150%	4/7/36	2,125	2,454

72

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lincoln National Corp.	7.000%	6/15/40	2,295	2,885
Loews Corp.	6.000%	2/1/35	800	921
Loews Corp.	4.125%	5/15/43	2,075	1,854
Markel Corp.	5.000%	3/30/43	1,100	1,103
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	3,800	3,809
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	1,125	1,299
MetLife Inc.	6.500%	12/15/32	2,025	2,488
MetLife Inc.	6.375%	6/15/34	2,400	2,959
MetLife Inc.	5.700%	6/15/35	3,275	3,789
MetLife Inc.	5.875%	2/6/41	3,150	3,702
MetLife Inc.	4.125%	8/13/42	2,450	2,308
MetLife Inc.	4.875%	11/13/43	3,250	3,399
MetLife Inc.	4.721%	12/15/44	2,675	2,735
MetLife Inc.	4.050%	3/1/45	3,150	2,906
MetLife Inc.	4.600%	5/13/46	1,000	1,008
3 MetLife Inc.	6.400%	12/15/66	5,420	5,915
3 MetLife Inc.	10.750%	8/1/69	840	1,315
Munich Re America Corp.	7.450%	12/15/26	1,000	1,270
3 Nationwide Financial Services Inc.	6.750%	5/15/87	1,000	1,007
Principal Financial Group Inc.	6.050%	10/15/36	1,975	2,288
Principal Financial Group Inc.	4.625%	9/15/42	675	656
Principal Financial Group Inc.	4.350%	5/15/43	1,000	927
Progressive Corp.	6.625%	3/1/29	2,850	3,569
Progressive Corp.	4.350%	4/25/44	2,190	2,215
Protective Life Corp.	8.450%	10/15/39	1,020	1,347
Prudential Financial Inc.	5.750%	7/15/33	350	396
Prudential Financial Inc.	5.400%	6/13/35	1,820	1,986
Prudential Financial Inc.	5.900%	3/17/36	2,100	2,411
Prudential Financial Inc.	5.700%	12/14/36	3,650	4,117
Prudential Financial Inc.	6.625%	12/1/37	2,450	3,010
Prudential Financial Inc.	6.625%	6/21/40	3,250	4,027
Prudential Financial Inc.	6.200%	11/15/40	2,350	2,767
Prudential Financial Inc.	5.625%	5/12/41	1,025	1,127
Prudential Financial Inc.	5.100%	8/15/43	1,145	1,193
Prudential Financial Inc.	4.600%	5/15/44	425	423
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	1,565	1,943
Transatlantic Holdings Inc.	8.000%	11/30/39	1,175	1,510
Travelers Cos. Inc.	6.750%	6/20/36	1,000	1,318
Travelers Cos. Inc.	6.250%	6/15/37	2,700	3,397
Travelers Cos. Inc.	5.350%	11/1/40	2,750	3,174
Travelers Cos. Inc.	4.600%	8/1/43	1,825	1,910
Travelers Cos. Inc.	4.300%	8/25/45	450	451
Travelers Property Casualty Corp.	6.375%	3/15/33	1,750	2,149
Trinity Acquisition plc	6.125%	8/15/43	1,000	1,067
UnitedHealth Group Inc.	4.625%	7/15/35	3,350	3,488
UnitedHealth Group Inc.	5.800%	3/15/36	2,635	3,105
UnitedHealth Group Inc.	6.500%	6/15/37	890	1,115
UnitedHealth Group Inc.	6.625%	11/15/37	2,575	3,276
UnitedHealth Group Inc.	6.875%	2/15/38	3,985	5,207
UnitedHealth Group Inc.	5.950%	2/15/41	1,150	1,364
UnitedHealth Group Inc.	4.625%	11/15/41	2,025	2,069
UnitedHealth Group Inc.	4.375%	3/15/42	1,500	1,471
UnitedHealth Group Inc.	3.950%	10/15/42	3,050	2,835
UnitedHealth Group Inc.	4.250%	3/15/43	2,550	2,470
UnitedHealth Group Inc.	4.750%	7/15/45	7,260	7,603
Unum Group	5.750%	8/15/42	650	713
Validus Holdings Ltd.	8.875%	1/26/40	940	1,177
Voya Financial Inc.	5.700%	7/15/43	1,625	1,839
WR Berkley Corp.	4.750%	8/1/44	1,370	1,314
XLIT Ltd.	6.250%	5/15/27	825	947
XLIT Ltd.	5.250%	12/15/43	1,050	1,084
XLIT Ltd.	5.500%	3/31/45	1,700	1,583

73

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Real Estate Investment Trusts (0.4%)
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	500	497
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	1,350	1,313
Brandywine Operating Partnership LP	4.550%	10/1/29	1,970	1,898
DDR Corp.	4.250%	2/1/26	1,350	1,314
ERP Operating LP	4.500%	7/1/44	1,450	1,452
ERP Operating LP	4.500%	6/1/45	2,200	2,243
Federal Realty Investment Trust	4.500%	12/1/44	2,800	2,840
HCP Inc.	6.750%	2/1/41	900	1,090
Kilroy Realty LP	4.250%	8/15/29	1,300	1,283
4 Omega Healthcare Investors Inc.	5.250%	1/15/26	1,400	1,428
Omega Healthcare Investors Inc.	4.500%	4/1/27	3,625	3,444
Realty Income Corp.	4.125%	10/15/26	850	854
Realty Income Corp.	5.875%	3/15/35	1,170	1,297
Simon Property Group LP	6.750%	2/1/40	2,350	3,109
Simon Property Group LP	4.750%	3/15/42	2,100	2,240
Simon Property Group LP	4.250%	10/1/44	1,040	1,035
Ventas Realty LP	5.700%	9/30/43	750	826
Ventas Realty LP	4.375%	2/1/45	1,325	1,202
Welltower Inc.	6.500%	3/15/41	1,700	1,992
Welltower Inc.	5.125%	3/15/43	910	916
				825,928
Industrial (33.5%)
Basic Industry (2.3%)
Agrium Inc.	4.125%	3/15/35	2,400	2,062
Agrium Inc.	7.125%	5/23/36	500	594
Agrium Inc.	6.125%	1/15/41	1,850	1,992
Agrium Inc.	4.900%	6/1/43	3,075	2,798
Agrium Inc.	5.250%	1/15/45	1,840	1,717
Albemarle Corp.	5.450%	12/1/44	1,250	1,213
Barrick Gold Corp.	5.250%	4/1/42	2,325	1,567
Barrick North America Finance LLC	7.500%	9/15/38	850	696
Barrick North America Finance LLC	5.700%	5/30/41	3,600	2,511
Barrick North America Finance LLC	5.750%	5/1/43	3,425	2,466
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	2,220	1,505
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	500	543
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	2,185	1,732
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	9,600	8,628
CF Industries Inc.	5.150%	3/15/34	3,425	3,018
CF Industries Inc.	4.950%	6/1/43	2,575	2,198
CF Industries Inc.	5.375%	3/15/44	2,920	2,545
Domtar Corp.	6.250%	9/1/42	1,475	1,389
Dow Chemical Co.	7.375%	11/1/29	2,400	2,985
Dow Chemical Co.	4.250%	10/1/34	2,200	2,044
Dow Chemical Co.	9.400%	5/15/39	1,850	2,668
Dow Chemical Co.	5.250%	11/15/41	2,425	2,371
Dow Chemical Co.	4.375%	11/15/42	3,350	2,904
Eastman Chemical Co.	4.800%	9/1/42	3,165	2,919
Eastman Chemical Co.	4.650%	10/15/44	2,530	2,244
Ecolab Inc.	5.500%	12/8/41	2,690	2,933
EI du Pont de Nemours & Co.	6.500%	1/15/28	775	904
EI du Pont de Nemours & Co.	5.600%	12/15/36	625	648
EI du Pont de Nemours & Co.	4.900%	1/15/41	2,575	2,467
EI du Pont de Nemours & Co.	4.150%	2/15/43	2,075	1,814
Freeport-McMoRan Inc.	5.400%	11/14/34	2,200	1,111
Freeport-McMoRan Inc.	5.450%	3/15/43	6,605	3,369
Georgia-Pacific LLC	7.250%	6/1/28	1,200	1,507
Georgia-Pacific LLC	7.750%	11/15/29	1,215	1,594
Georgia-Pacific LLC	8.875%	5/15/31	1,500	2,102
Glencore Canada Corp.	6.200%	6/15/35	1,000	781
Goldcorp Inc.	5.450%	6/9/44	1,825	1,479
International Paper Co.	3.800%	1/15/26	1,925	1,897
International Paper Co.	5.000%	9/15/35	1,750	1,739

74

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Paper Co.	8.700%	6/15/38	795	1,030
International Paper Co.	7.300%	11/15/39	1,740	1,984
International Paper Co.	6.000%	11/15/41	1,750	1,830
International Paper Co.	4.800%	6/15/44	3,300	2,987
International Paper Co.	5.150%	5/15/46	2,600	2,473
Kinross Gold Corp.	6.875%	9/1/41	895	510
Lubrizol Corp.	6.500%	10/1/34	925	1,168
LYB International Finance BV	5.250%	7/15/43	1,600	1,534
LYB International Finance BV	4.875%	3/15/44	4,060	3,697
LyondellBasell Industries NV	4.625%	2/26/55	3,375	2,732
Meadwestvaco Corp.	8.200%	1/15/30	500	649
Meadwestvaco Corp.	7.950%	2/15/31	2,125	2,642
Methanex Corp.	5.650%	12/1/44	500	406
Monsanto Co.	4.200%	7/15/34	2,900	2,508
Monsanto Co.	5.875%	4/15/38	2,450	2,580
Monsanto Co.	3.600%	7/15/42	425	308
Monsanto Co.	4.400%	7/15/44	3,800	3,149
Monsanto Co.	3.950%	4/15/45	3,000	2,330
Monsanto Co.	4.700%	7/15/64	2,070	1,582
Mosaic Co.	5.450%	11/15/33	1,725	1,758
Mosaic Co.	4.875%	11/15/41	1,030	888
Mosaic Co.	5.625%	11/15/43	2,250	2,157
Newmont Mining Corp.	5.875%	4/1/35	1,210	983
Newmont Mining Corp.	6.250%	10/1/39	3,185	2,545
Newmont Mining Corp.	4.875%	3/15/42	3,525	2,501
Nucor Corp.	6.400%	12/1/37	2,143	2,282
Nucor Corp.	5.200%	8/1/43	2,100	1,960
Placer Dome Inc.	6.450%	10/15/35	700	580
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,465	1,621
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	1,850	1,953
PPG Industries Inc.	5.500%	11/15/40	1,480	1,648
Praxair Inc.	3.550%	11/7/42	2,300	2,043
Reliance Steel & Aluminum Co.	6.850%	11/15/36	350	365
Rio Tinto Alcan Inc.	5.750%	6/1/35	5,550	5,766
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	3,425	4,107
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	3,175	2,905
Rio Tinto Finance USA plc	4.750%	3/22/42	1,250	1,059
Rio Tinto Finance USA plc	4.125%	8/21/42	2,300	1,795
Rohm & Haas Co.	7.850%	7/15/29	3,050	3,928
RPM International Inc.	5.250%	6/1/45	400	378
Sherwin-Williams Co.	4.550%	8/1/45	960	997
Southern Copper Corp.	7.500%	7/27/35	3,850	3,585
Southern Copper Corp.	6.750%	4/16/40	3,070	2,616
Southern Copper Corp.	5.250%	11/8/42	3,845	2,730
Southern Copper Corp.	5.875%	4/23/45	5,475	4,188
Syngenta Finance NV	4.375%	3/28/42	650	600
The Dow Chemical Company	4.625%	10/1/44	4,000	3,653
Vale Canada Ltd.	7.200%	9/15/32	1,050	781
Vale Overseas Ltd.	8.250%	1/17/34	1,725	1,389
Vale Overseas Ltd.	6.875%	11/21/36	9,400	6,486
Vale Overseas Ltd.	6.875%	11/10/39	5,290	3,677
Vale SA	5.625%	9/11/42	4,690	3,078
Valspar Corp.	3.950%	1/15/26	2,000	1,990
Weyerhaeuser Co.	7.375%	3/15/32	2,765	3,289
Weyerhaeuser Co.	6.875%	12/15/33	1,750	2,020
Worthington Industries Inc.	4.550%	4/15/26	700	690
Capital Goods (2.8%)
3M Co.	6.375%	2/15/28	500	648
3M Co.	5.700%	3/15/37	1,760	2,170
3M Co.	3.875%	6/15/44	500	487
ABB Finance USA Inc.	4.375%	5/8/42	1,525	1,512
Boeing Co.	6.125%	2/15/33	1,325	1,664
Boeing Co.	3.300%	3/1/35	3,250	2,980

75

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boeing Co.	6.625%	2/15/38	1,600	2,135
Boeing Co.	6.875%	3/15/39	2,125	2,923
Boeing Co.	5.875%	2/15/40	325	411
Boeing Co.	3.500%	3/1/45	1,050	968
Caterpillar Inc.	5.300%	9/15/35	600	660
Caterpillar Inc.	6.050%	8/15/36	1,325	1,563
Caterpillar Inc.	5.200%	5/27/41	1,600	1,740
Caterpillar Inc.	3.803%	8/15/42	6,716	6,003
Caterpillar Inc.	4.300%	5/15/44	1,500	1,445
Caterpillar Inc.	4.750%	5/15/64	1,200	1,167
Danaher Corp.	4.375%	9/15/45	3,800	3,931
Deere & Co.	5.375%	10/16/29	2,469	2,877
Deere & Co.	8.100%	5/15/30	1,450	2,049
Deere & Co.	7.125%	3/3/31	200	259
Deere & Co.	3.900%	6/9/42	4,110	3,939
Dover Corp.	5.375%	10/15/35	825	932
Dover Corp.	6.600%	3/15/38	1,075	1,397
Dover Corp.	5.375%	3/1/41	1,450	1,656
Eaton Corp.	4.000%	11/2/32	2,495	2,383
Eaton Corp.	4.150%	11/2/42	2,650	2,444
Emerson Electric Co.	6.000%	8/15/32	1,650	1,976
Emerson Electric Co.	6.125%	4/15/39	1,400	1,723
Emerson Electric Co.	5.250%	11/15/39	175	197
General Dynamics Corp.	3.600%	11/15/42	1,900	1,763
General Electric Capital Corp.	6.750%	3/15/32	10,025	13,032
General Electric Capital Corp.	6.150%	8/7/37	2,657	3,322
General Electric Capital Corp.	5.875%	1/14/38	9,973	12,193
General Electric Capital Corp.	6.875%	1/10/39	5,937	8,081
General Electric Co.	4.125%	10/9/42	10,680	10,433
General Electric Co.	4.500%	3/11/44	7,530	7,736
Harris Corp.	4.854%	4/27/35	1,500	1,476
Harris Corp.	6.150%	12/15/40	845	918
Harris Corp.	5.054%	4/27/45	2,250	2,197
Honeywell International Inc.	5.700%	3/15/36	1,700	2,026
Honeywell International Inc.	5.700%	3/15/37	3,100	3,743
Honeywell International Inc.	5.375%	3/1/41	2,670	3,168
Illinois Tool Works Inc.	4.875%	9/15/41	2,100	2,290
Illinois Tool Works Inc.	3.900%	9/1/42	1,750	1,653
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	1,950	2,145
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	1,200	1,146
Lafarge SA	7.125%	7/15/36	850	1,001
Lockheed Martin Corp.	3.550%	1/15/26	7,000	7,035
Lockheed Martin Corp.	3.600%	3/1/35	2,950	2,650
Lockheed Martin Corp.	4.500%	5/15/36	1,650	1,670
Lockheed Martin Corp.	6.150%	9/1/36	4,535	5,438
Lockheed Martin Corp.	5.500%	11/15/39	2,600	2,888
Lockheed Martin Corp.	5.720%	6/1/40	2,189	2,497
Lockheed Martin Corp.	4.850%	9/15/41	1,625	1,681
Lockheed Martin Corp.	4.070%	12/15/42	3,075	2,847
Lockheed Martin Corp.	4.700%	5/15/46	6,550	6,710
Northrop Grumman Corp.	5.050%	11/15/40	1,900	1,994
Northrop Grumman Corp.	4.750%	6/1/43	3,450	3,551
Northrop Grumman Corp.	3.850%	4/15/45	2,116	1,877
Northrop Grumman Systems Corp.	7.750%	2/15/31	1,315	1,732
Owens Corning	7.000%	12/1/36	1,375	1,513
Parker Hannifin Corp.	6.250%	5/15/38	1,095	1,388
Parker-Hannifin Corp.	4.200%	11/21/34	2,250	2,297
Parker-Hannifin Corp.	4.450%	11/21/44	1,950	2,037
Precision Castparts Corp.	3.900%	1/15/43	2,375	2,213
Precision Castparts Corp.	4.375%	6/15/45	500	499
Raytheon Co.	7.200%	8/15/27	700	929
Raytheon Co.	4.875%	10/15/40	2,300	2,518
Raytheon Co.	4.700%	12/15/41	2,450	2,654
Republic Services Inc.	6.200%	3/1/40	2,760	3,242

76

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic Services Inc.	5.700%	5/15/41	2,875	3,229
Rockwell Automation Inc.	6.700%	1/15/28	300	383
Rockwell Automation Inc.	6.250%	12/1/37	800	991
Rockwell Collins Inc.	4.800%	12/15/43	1,025	1,096
Sonoco Products Co.	5.750%	11/1/40	2,050	2,218
Stanley Black & Decker Inc.	5.200%	9/1/40	1,400	1,518
Tyco International Finance SA	3.900%	2/14/26	1,400	1,396
Tyco International Finance SA	5.125%	9/14/45	1,700	1,764
United Technologies Corp.	6.700%	8/1/28	1,175	1,497
United Technologies Corp.	7.500%	9/15/29	1,850	2,502
United Technologies Corp.	5.400%	5/1/35	2,275	2,546
United Technologies Corp.	6.050%	6/1/36	4,525	5,454
United Technologies Corp.	6.125%	7/15/38	2,275	2,784
United Technologies Corp.	5.700%	4/15/40	4,835	5,662
United Technologies Corp.	4.500%	6/1/42	9,750	9,794
United Technologies Corp.	4.150%	5/15/45	1,700	1,622
Valmont Industries Inc.	5.000%	10/1/44	825	715
Valmont Industries Inc.	5.250%	10/1/54	1,000	852
Waste Management Inc.	3.900%	3/1/35	2,650	2,479
Waste Management Inc.	4.100%	3/1/45	2,970	2,769
WW Grainger Inc.	4.600%	6/15/45	3,500	3,650
Communication (7.7%)
21st Century Fox America Inc.	6.550%	3/15/33	725	831
21st Century Fox America Inc.	6.200%	12/15/34	4,015	4,542
21st Century Fox America Inc.	6.400%	12/15/35	4,330	4,987
21st Century Fox America Inc.	8.150%	10/17/36	1,225	1,627
21st Century Fox America Inc.	6.150%	3/1/37	2,605	2,902
21st Century Fox America Inc.	6.650%	11/15/37	3,370	3,906
21st Century Fox America Inc.	7.850%	3/1/39	825	1,067
21st Century Fox America Inc.	6.900%	8/15/39	2,550	3,015
21st Century Fox America Inc.	6.150%	2/15/41	4,875	5,482
21st Century Fox America Inc.	5.400%	10/1/43	2,735	2,851
21st Century Fox America Inc.	4.750%	9/15/44	2,525	2,433
21st Century Fox America Inc.	7.750%	12/1/45	1,995	2,599
Alltel Corp.	7.875%	7/1/32	1,500	1,842
America Movil SAB de CV	6.375%	3/1/35	3,460	3,832
America Movil SAB de CV	6.125%	11/15/37	2,225	2,445
America Movil SAB de CV	6.125%	3/30/40	5,800	6,362
America Movil SAB de CV	4.375%	7/16/42	4,300	3,848
Ameritech Capital Funding Corp.	6.550%	1/15/28	875	977
AT&T Corp.	8.250%	11/15/31	1,846	2,470
AT&T Inc.	6.150%	9/15/34	2,450	2,607
AT&T Inc.	4.500%	5/15/35	9,000	8,360
AT&T Inc.	6.500%	9/1/37	2,460	2,769
AT&T Inc.	6.300%	1/15/38	6,790	7,432
AT&T Inc.	6.400%	5/15/38	1,925	2,125
AT&T Inc.	6.550%	2/15/39	5,010	5,643
AT&T Inc.	5.350%	9/1/40	11,581	11,454
AT&T Inc.	5.550%	8/15/41	6,655	6,699
AT&T Inc.	4.300%	12/15/42	8,025	6,870
AT&T Inc.	4.800%	6/15/44	5,025	4,609
AT&T Inc.	4.350%	6/15/45	9,845	8,470
AT&T Inc.	4.750%	5/15/46	11,050	10,120
AT&T Mobility LLC	7.125%	12/15/31	1,950	2,377
Bellsouth Capital Funding Corp.	7.875%	2/15/30	2,618	3,133
BellSouth LLC	6.875%	10/15/31	1,702	1,871
BellSouth LLC	6.550%	6/15/34	915	974
BellSouth LLC	6.000%	11/15/34	1,271	1,269
BellSouth Telecommunications LLC	6.375%	6/1/28	1,815	1,989
BellSouth Telecommunications LLC	6.650%	12/15/95	555	589
British Telecommunications plc	9.625%	12/15/30	8,825	12,867
CBS Corp.	4.000%	1/15/26	2,675	2,608
CBS Corp.	7.875%	7/30/30	3,615	4,611

77

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CBS Corp.	5.500%	5/15/33	1,223	1,216
CBS Corp.	5.900%	10/15/40	900	936
CBS Corp.	4.850%	7/1/42	2,000	1,781
CBS Corp.	4.900%	8/15/44	3,180	2,889
4 CCO Safari II LLC	6.384%	10/23/35	7,000	7,041
4 CCO Safari II LLC	6.484%	10/23/45	12,275	12,360
4 CCO Safari II LLC	6.834%	10/23/55	1,625	1,595
Comcast Corp.	4.250%	1/15/33	5,357	5,337
Comcast Corp.	7.050%	3/15/33	950	1,224
Comcast Corp.	4.200%	8/15/34	3,050	3,022
Comcast Corp.	5.650%	6/15/35	4,650	5,390
Comcast Corp.	4.400%	8/15/35	2,700	2,728
Comcast Corp.	6.500%	11/15/35	6,265	7,860
Comcast Corp.	6.450%	3/15/37	6,530	8,092
Comcast Corp.	6.950%	8/15/37	5,335	6,961
Comcast Corp.	6.400%	5/15/38	2,575	3,164
Comcast Corp.	6.550%	7/1/39	4,325	5,470
Comcast Corp.	6.400%	3/1/40	2,800	3,464
Comcast Corp.	4.650%	7/15/42	2,605	2,633
Comcast Corp.	4.500%	1/15/43	2,125	2,118
Comcast Corp.	4.750%	3/1/44	1,325	1,377
Comcast Corp.	4.600%	8/15/45	5,735	5,809
Deutsche Telekom International Finance BV	8.750%	6/15/30	9,730	13,422
Deutsche Telekom International Finance BV	9.250%	6/1/32	2,965	4,397
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	1,860	2,010
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	3,800	3,888
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	3,625	3,878
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	5,000	4,659
Discovery Communications LLC	6.350%	6/1/40	2,850	2,853
Discovery Communications LLC	4.950%	5/15/42	2,600	2,183
Discovery Communications LLC	4.875%	4/1/43	1,850	1,523
Embarq Corp.	7.995%	6/1/36	5,420	5,570
Grupo Televisa SAB	4.625%	1/30/26	600	599
Grupo Televisa SAB	8.500%	3/11/32	260	313
Grupo Televisa SAB	6.625%	1/15/40	2,035	2,136
Grupo Televisa SAB	5.000%	5/13/45	4,000	3,415
Grupo Televisa SAB	6.125%	1/31/46	3,400	3,400
GTE Corp.	6.940%	4/15/28	2,225	2,637
Historic TW Inc.	6.625%	5/15/29	5,575	6,527
Koninklijke KPN NV	8.375%	10/1/30	3,325	4,346
McGraw Hill Financial Inc.	4.400%	2/15/26	2,950	3,023
McGraw Hill Financial Inc.	6.550%	11/15/37	1,150	1,313
Moody's Corp.	5.250%	7/15/44	1,700	1,751
NBCUniversal Media LLC	6.400%	4/30/40	3,695	4,599
NBCUniversal Media LLC	5.950%	4/1/41	3,600	4,308
NBCUniversal Media LLC	4.450%	1/15/43	4,100	4,011
New Cingular Wireless Services Inc.	8.750%	3/1/31	2,585	3,565
Orange SA	9.000%	3/1/31	7,740	10,936
Orange SA	5.375%	1/13/42	3,025	3,192
Orange SA	5.500%	2/6/44	3,535	3,743
Pacific Bell Telephone Co.	7.125%	3/15/26	1,847	2,262
Qwest Corp.	6.875%	9/15/33	2,624	2,539
Qwest Corp.	7.125%	11/15/43	1,500	1,427
Rogers Communications Inc.	7.500%	8/15/38	2,605	3,382
Rogers Communications Inc.	4.500%	3/15/43	2,275	2,125
Rogers Communications Inc.	5.450%	10/1/43	650	688
Rogers Communications Inc.	5.000%	3/15/44	2,465	2,494
TCI Communications Inc.	7.875%	2/15/26	980	1,324
TCI Communications Inc.	7.125%	2/15/28	1,095	1,416
Telefonica Emisiones SAU	7.045%	6/20/36	6,675	8,068
Telefonica Europe BV	8.250%	9/15/30	4,400	5,727
Thomson Reuters Corp.	5.500%	8/15/35	1,440	1,466
Thomson Reuters Corp.	5.850%	4/15/40	2,625	2,761
Thomson Reuters Corp.	4.500%	5/23/43	300	263

78

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Thomson Reuters Corp.	5.650%	11/23/43	2,525	2,626
Time Warner Cable Inc.	6.550%	5/1/37	4,785	4,828
Time Warner Cable Inc.	7.300%	7/1/38	4,905	5,328
Time Warner Cable Inc.	6.750%	6/15/39	5,075	5,195
Time Warner Cable Inc.	5.875%	11/15/40	3,850	3,636
Time Warner Cable Inc.	5.500%	9/1/41	4,225	3,822
Time Warner Cable Inc.	4.500%	9/15/42	4,075	3,207
Time Warner Cos. Inc.	6.950%	1/15/28	2,250	2,670
Time Warner Entertainment Co. LP	8.375%	7/15/33	3,325	3,936
Time Warner Inc.	3.875%	1/15/26	1,700	1,685
Time Warner Inc.	7.625%	4/15/31	5,175	6,411
Time Warner Inc.	7.700%	5/1/32	5,766	7,199
Time Warner Inc.	6.500%	11/15/36	2,850	3,224
Time Warner Inc.	6.200%	3/15/40	2,350	2,585
Time Warner Inc.	6.100%	7/15/40	4,235	4,580
Time Warner Inc.	6.250%	3/29/41	2,925	3,252
Time Warner Inc.	5.375%	10/15/41	2,350	2,408
Time Warner Inc.	4.900%	6/15/42	1,825	1,719
Time Warner Inc.	5.350%	12/15/43	1,385	1,383
Time Warner Inc.	4.650%	6/1/44	2,550	2,346
Time Warner Inc.	4.850%	7/15/45	950	904
Verizon Communications Inc.	7.750%	12/1/30	4,700	6,000
Verizon Communications Inc.	6.400%	9/15/33	8,435	9,637
Verizon Communications Inc.	5.050%	3/15/34	4,100	4,099
Verizon Communications Inc.	4.400%	11/1/34	4,975	4,648
Verizon Communications Inc.	5.850%	9/15/35	6,425	6,893
Verizon Communications Inc.	4.272%	1/15/36	10,025	9,049
Verizon Communications Inc.	6.250%	4/1/37	6,275	7,054
Verizon Communications Inc.	6.400%	2/15/38	4,515	5,137
Verizon Communications Inc.	6.900%	4/15/38	2,225	2,667
Verizon Communications Inc.	7.350%	4/1/39	1,560	1,933
Verizon Communications Inc.	6.000%	4/1/41	4,325	4,698
Verizon Communications Inc.	4.750%	11/1/41	3,250	2,987
Verizon Communications Inc.	3.850%	11/1/42	2,015	1,662
Verizon Communications Inc.	6.550%	9/15/43	24,105	28,529
Verizon Communications Inc.	4.862%	8/21/46	8,888	8,390
Verizon Communications Inc.	4.522%	9/15/48	17,823	15,956
Verizon Communications Inc.	5.012%	8/21/54	18,318	16,781
Verizon Communications Inc.	4.672%	3/15/55	17,379	15,072
Verizon Maryland LLC	5.125%	6/15/33	3,300	3,286
Verizon New England Inc.	7.875%	11/15/29	2,340	2,905
Verizon New York Inc.	7.375%	4/1/32	1,675	1,893
Viacom Inc.	4.850%	12/15/34	1,750	1,430
Viacom Inc.	6.875%	4/30/36	3,810	3,742
Viacom Inc.	4.500%	2/27/42	700	526
Viacom Inc.	4.375%	3/15/43	5,037	3,689
Viacom Inc.	4.875%	6/15/43	550	437
Viacom Inc.	5.850%	9/1/43	4,325	3,859
Viacom Inc.	5.250%	4/1/44	1,400	1,155
Vodafone Group plc	7.875%	2/15/30	2,800	3,412
Vodafone Group plc	6.250%	11/30/32	1,150	1,191
Vodafone Group plc	6.150%	2/27/37	5,500	5,454
Vodafone Group plc	4.375%	2/19/43	4,375	3,605
Walt Disney Co.	7.000%	3/1/32	1,863	2,569
Walt Disney Co.	4.375%	8/16/41	1,025	1,061
Walt Disney Co.	4.125%	12/1/41	2,805	2,798
Walt Disney Co.	3.700%	12/1/42	1,350	1,258
Walt Disney Co.	4.125%	6/1/44	1,250	1,266
WPP Finance 2010	5.125%	9/7/42	875	828
WPP Finance 2010	5.625%	11/15/43	1,500	1,517
Consumer Cyclical (3.7%)
Alibaba Group Holding Ltd.	4.500%	11/28/34	2,500	2,380
Amazon.com Inc.	4.800%	12/5/34	4,925	5,169

79

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Amazon.com Inc.	4.950%	12/5/44	4,600	4,901
Bed Bath & Beyond Inc.	4.915%	8/1/34	900	803
Bed Bath & Beyond Inc.	5.165%	8/1/44	3,175	2,707
BorgWarner Inc.	4.375%	3/15/45	1,750	1,565
Cummins Inc.	7.125%	3/1/28	950	1,246
Cummins Inc.	4.875%	10/1/43	1,625	1,679
CVS Health Corp.	4.875%	7/20/35	6,500	6,711
CVS Health Corp.	6.125%	9/15/39	1,500	1,753
CVS Health Corp.	5.750%	5/15/41	2,575	2,911
CVS Health Corp.	5.300%	12/5/43	3,580	3,876
CVS Health Corp.	5.125%	7/20/45	12,325	12,993
Daimler Finance North America LLC	8.500%	1/18/31	4,940	7,171
Darden Restaurants Inc.	7.050%	10/15/37	875	926
Delphi Automotive plc	4.250%	1/15/26	2,500	2,508
eBay Inc.	4.000%	7/15/42	2,150	1,697
4 Expedia Inc.	5.000%	2/15/26	2,500	2,451
Ford Holdings LLC	9.300%	3/1/30	1,225	1,667
Ford Motor Co.	6.625%	10/1/28	2,225	2,558
Ford Motor Co.	6.375%	2/1/29	1,025	1,152
Ford Motor Co.	7.450%	7/16/31	6,150	7,552
Ford Motor Co.	4.750%	1/15/43	5,599	5,281
Ford Motor Co.	7.400%	11/1/46	1,925	2,345
General Motors Co.	5.000%	4/1/35	2,730	2,556
General Motors Co.	6.250%	10/2/43	5,015	5,291
General Motors Co.	5.200%	4/1/45	4,495	4,225
Harley-Davidson Inc.	4.625%	7/28/45	1,225	1,195
Home Depot Inc.	5.875%	12/16/36	10,550	12,828
Home Depot Inc.	5.400%	9/15/40	1,725	2,003
Home Depot Inc.	5.950%	4/1/41	1,975	2,456
Home Depot Inc.	4.200%	4/1/43	2,225	2,232
Home Depot Inc.	4.875%	2/15/44	5,000	5,492
Home Depot Inc.	4.400%	3/15/45	4,099	4,242
Home Depot Inc.	4.250%	4/1/46	3,375	3,438
Johnson Controls Inc.	6.000%	1/15/36	850	873
Johnson Controls Inc.	5.700%	3/1/41	1,050	1,026
Johnson Controls Inc.	5.250%	12/1/41	1,135	1,042
Johnson Controls Inc.	4.625%	7/2/44	1,575	1,342
Johnson Controls Inc.	4.950%	7/2/64	1,550	1,257
Kohl's Corp.	5.550%	7/17/45	1,100	1,020
Lowe's Cos. Inc.	6.875%	2/15/28	550	697
Lowe's Cos. Inc.	6.500%	3/15/29	1,300	1,618
Lowe's Cos. Inc.	5.800%	10/15/36	2,250	2,662
Lowe's Cos. Inc.	6.650%	9/15/37	825	1,073
Lowe's Cos. Inc.	5.800%	4/15/40	2,825	3,382
Lowe's Cos. Inc.	5.125%	11/15/41	3,025	3,346
Lowe's Cos. Inc.	4.650%	4/15/42	3,260	3,422
Lowe's Cos. Inc.	5.000%	9/15/43	2,125	2,324
Lowe's Cos. Inc.	4.250%	9/15/44	125	124
Lowe's Cos. Inc.	4.375%	9/15/45	1,400	1,436
Macy's Retail Holdings Inc.	6.900%	4/1/29	2,300	2,604
Macy's Retail Holdings Inc.	4.500%	12/15/34	1,925	1,595
Macy's Retail Holdings Inc.	6.375%	3/15/37	2,675	2,707
Macy's Retail Holdings Inc.	5.125%	1/15/42	500	437
Macy's Retail Holdings Inc.	4.300%	2/15/43	2,400	1,846
McDonald's Corp.	3.700%	1/30/26	6,200	6,174
McDonald's Corp.	4.700%	12/9/35	2,500	2,490
McDonald's Corp.	6.300%	10/15/37	2,375	2,792
McDonald's Corp.	6.300%	3/1/38	2,000	2,337
McDonald's Corp.	5.700%	2/1/39	1,575	1,720
McDonald's Corp.	3.700%	2/15/42	3,275	2,712
McDonald's Corp.	3.625%	5/1/43	2,475	2,044
McDonald's Corp.	4.600%	5/26/45	1,280	1,226
McDonald's Corp.	4.875%	12/9/45	6,850	6,865
Metropolitan Museum of Art New York Revenue	3.400%	7/1/45	1,100	999

80

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NIKE Inc.	3.625%	5/1/43	1,475	1,363
NIKE Inc.	3.875%	11/1/45	3,600	3,473
Nordstrom Inc.	6.950%	3/15/28	850	1,039
Nordstrom Inc.	5.000%	1/15/44	2,249	2,328
QVC Inc.	5.450%	8/15/34	1,750	1,514
QVC Inc.	5.950%	3/15/43	575	490
Starbucks Corp.	4.300%	6/15/45	800	837
Starwood Hotels & Resorts Worldwide Inc.	4.500%	10/1/34	1,000	875
Target Corp.	6.350%	11/1/32	2,259	2,825
Target Corp.	6.500%	10/15/37	4,192	5,430
Target Corp.	7.000%	1/15/38	2,994	4,090
Target Corp.	4.000%	7/1/42	3,750	3,672
Tiffany & Co.	4.900%	10/1/44	1,025	955
VF Corp.	6.450%	11/1/37	2,190	2,804
Visa Inc.	4.150%	12/14/35	5,000	5,047
Visa Inc.	4.300%	12/14/45	12,075	12,237
Wal-Mart Stores Inc.	5.875%	4/5/27	4,237	5,179
Wal-Mart Stores Inc.	7.550%	2/15/30	4,225	5,960
Wal-Mart Stores Inc.	5.250%	9/1/35	7,140	8,135
Wal-Mart Stores Inc.	6.500%	8/15/37	9,350	12,053
Wal-Mart Stores Inc.	6.200%	4/15/38	6,833	8,578
Wal-Mart Stores Inc.	5.625%	4/1/40	2,850	3,371
Wal-Mart Stores Inc.	4.875%	7/8/40	3,950	4,266
Wal-Mart Stores Inc.	5.000%	10/25/40	4,010	4,409
Wal-Mart Stores Inc.	5.625%	4/15/41	5,685	6,740
Wal-Mart Stores Inc.	4.000%	4/11/43	4,168	4,046
Wal-Mart Stores Inc.	4.750%	10/2/43	3,275	3,529
Wal-Mart Stores Inc.	4.300%	4/22/44	3,375	3,441
Walgreen Co.	4.400%	9/15/42	1,775	1,521
Walgreens Boots Alliance Inc.	4.500%	11/18/34	1,700	1,552
Walgreens Boots Alliance Inc.	4.800%	11/18/44	5,025	4,565
Western Union Co.	6.200%	11/17/36	1,950	1,903
Western Union Co.	6.200%	6/21/40	325	303
Consumer Noncyclical (7.5%)
Abbott Laboratories	6.150%	11/30/37	3,175	3,950
Abbott Laboratories	6.000%	4/1/39	1,225	1,502
Abbott Laboratories	5.300%	5/27/40	1,700	1,911
AbbVie Inc.	4.500%	5/14/35	8,140	7,974
AbbVie Inc.	4.400%	11/6/42	8,811	8,193
AbbVie Inc.	4.700%	5/14/45	9,220	9,017
Actavis Funding SCS	4.550%	3/15/35	7,665	7,482
Actavis Funding SCS	4.850%	6/15/44	6,675	6,601
Actavis Funding SCS	4.750%	3/15/45	7,325	7,118
Actavis Inc.	4.625%	10/1/42	4,575	4,342
Ahold Finance USA LLC	6.875%	5/1/29	1,575	1,941
3 Allina Health System	4.805%	11/15/45	850	874
Altria Group Inc.	9.950%	11/10/38	2,999	4,827
Altria Group Inc.	10.200%	2/6/39	2,546	4,186
Altria Group Inc.	4.250%	8/9/42	2,575	2,367
Altria Group Inc.	4.500%	5/2/43	4,120	3,908
Altria Group Inc.	5.375%	1/31/44	1,505	1,620
AmerisourceBergen Corp.	4.250%	3/1/45	1,720	1,595
Amgen Inc.	6.375%	6/1/37	3,925	4,577
Amgen Inc.	6.900%	6/1/38	2,250	2,794
Amgen Inc.	6.400%	2/1/39	3,500	4,166
Amgen Inc.	5.750%	3/15/40	2,919	3,151
Amgen Inc.	4.950%	10/1/41	3,010	2,979
Amgen Inc.	5.150%	11/15/41	7,671	7,780
Amgen Inc.	5.650%	6/15/42	3,318	3,611
Amgen Inc.	4.400%	5/1/45	4,045	3,743
Anheuser-Busch Cos. LLC	6.800%	8/20/32	1,675	2,032
Anheuser-Busch Cos. LLC	5.950%	1/15/33	650	727
Anheuser-Busch Cos. LLC	5.750%	4/1/36	1,575	1,720

81

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch Cos. LLC	6.450%	9/1/37	650	773
Anheuser-Busch Cos. LLC	6.500%	2/1/43	140	172
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	2,815	2,539
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	2,950	2,938
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	5,125	7,361
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	2,025	2,833
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	1,225	1,465
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	3,600	3,070
Archer-Daniels-Midland Co.	5.935%	10/1/32	1,540	1,830
Archer-Daniels-Midland Co.	5.375%	9/15/35	1,615	1,821
Archer-Daniels-Midland Co.	4.535%	3/26/42	2,160	2,215
Archer-Daniels-Midland Co.	4.016%	4/16/43	1,660	1,603
3 Ascension Health	4.847%	11/15/53	1,475	1,593
AstraZeneca plc	6.450%	9/15/37	8,750	10,910
AstraZeneca plc	4.000%	9/18/42	3,500	3,274
AstraZeneca plc	4.375%	11/16/45	3,225	3,205
4 Baxalta Inc.	5.250%	6/23/45	3,300	3,309
Becton Dickinson & Co.	6.000%	5/15/39	850	980
Becton Dickinson & Co.	5.000%	11/12/40	1,000	1,020
Becton Dickinson & Co.	4.875%	5/15/44	1,180	1,192
Becton Dickinson & Co.	4.685%	12/15/44	3,700	3,761
Biogen Inc.	5.200%	9/15/45	5,900	5,899
Boston Scientific Corp.	7.000%	11/15/35	1,175	1,377
Boston Scientific Corp.	7.375%	1/15/40	1,755	2,155
Bristol-Myers Squibb Co.	5.875%	11/15/36	1,307	1,592
Bristol-Myers Squibb Co.	6.125%	5/1/38	750	950
Bristol-Myers Squibb Co.	3.250%	8/1/42	3,040	2,651
Bristol-Myers Squibb Co.	4.500%	3/1/44	1,675	1,809
Bristol-Myers Squibb Co.	6.875%	8/1/97	900	1,248
Brown-Forman Corp.	3.750%	1/15/43	1,000	912
Brown-Forman Corp.	4.500%	7/15/45	1,650	1,705
Campbell Soup Co.	3.800%	8/2/42	1,100	954
Cardinal Health Inc.	4.600%	3/15/43	2,775	2,745
Cardinal Health Inc.	4.900%	9/15/45	1,250	1,279
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	2,525	2,365
Celgene Corp.	5.700%	10/15/40	1,000	1,070
Celgene Corp.	5.250%	8/15/43	7,200	7,358
Celgene Corp.	4.625%	5/15/44	3,925	3,714
Celgene Corp.	5.000%	8/15/45	1,000	1,004
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	1,250	1,227
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	1,415	1,375
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	2,375	2,552
Colgate-Palmolive Co.	4.000%	8/15/45	2,000	2,010
ConAgra Foods Inc.	7.125%	10/1/26	3,675	4,375
ConAgra Foods Inc.	7.000%	10/1/28	925	1,100
ConAgra Foods Inc.	8.250%	9/15/30	1,450	1,942
ConAgra Foods Inc.	6.625%	8/15/39	971	1,046
ConAgra Foods Inc.	4.650%	1/25/43	2,261	2,015
Covidien International Finance SA	6.550%	10/15/37	4,075	5,100
Delhaize America LLC	9.000%	4/15/31	425	543
Delhaize Group SA	5.700%	10/1/40	3,514	3,607
Diageo Capital plc	5.875%	9/30/36	1,825	2,130
Diageo Capital plc	3.875%	4/29/43	1,725	1,597
Diageo Investment Corp.	7.450%	4/15/35	1,500	2,011
Diageo Investment Corp.	4.250%	5/11/42	1,800	1,805
Dignity Health California GO	4.500%	11/1/42	1,050	997
Dignity Health California GO	5.267%	11/1/64	1,100	1,129
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	860	1,185
Dr Pepper Snapple Group Inc.	4.500%	11/15/45	800	786
Eli Lilly & Co.	5.550%	3/15/37	1,435	1,725
Eli Lilly & Co.	3.700%	3/1/45	5,925	5,552
Estee Lauder Cos. Inc.	6.000%	5/15/37	1,025	1,244
Estee Lauder Cos. Inc.	3.700%	8/15/42	1,575	1,412
Estee Lauder Cos. Inc.	4.375%	6/15/45	1,000	1,007

82

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Express Scripts Holding Co.	6.125%	11/15/41	2,527	2,876
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	2,325	2,064
General Mills Inc.	5.400%	6/15/40	1,675	1,841
General Mills Inc.	4.150%	2/15/43	1,775	1,667
Gilead Sciences Inc.	3.650%	3/1/26	11,870	11,970
Gilead Sciences Inc.	4.600%	9/1/35	1,775	1,805
Gilead Sciences Inc.	5.650%	12/1/41	2,995	3,413
Gilead Sciences Inc.	4.800%	4/1/44	7,630	7,640
Gilead Sciences Inc.	4.500%	2/1/45	6,500	6,385
Gilead Sciences Inc.	4.750%	3/1/46	8,100	8,151
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,450	1,650
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	9,569	12,191
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	1,400	1,413
Hasbro Inc.	6.350%	3/15/40	1,729	1,897
Hasbro Inc.	5.100%	5/15/44	1,025	971
Hershey Co.	7.200%	8/15/27	90	122
Ingredion Inc.	6.625%	4/15/37	1,025	1,214
JM Smucker Co.	4.250%	3/15/35	2,000	1,953
JM Smucker Co.	4.375%	3/15/45	2,900	2,813
Johnson & Johnson	6.950%	9/1/29	1,850	2,630
Johnson & Johnson	4.950%	5/15/33	2,325	2,708
Johnson & Johnson	4.375%	12/5/33	2,300	2,534
Johnson & Johnson	5.950%	8/15/37	2,705	3,491
Johnson & Johnson	5.850%	7/15/38	2,115	2,722
Johnson & Johnson	4.500%	9/1/40	3,204	3,512
Johnson & Johnson	4.850%	5/15/41	1,000	1,150
Johnson & Johnson	4.500%	12/5/43	250	275
Kaiser Foundation Hospitals	4.875%	4/1/42	2,801	2,874
Kellogg Co.	7.450%	4/1/31	3,775	4,776
Kimberly-Clark Corp.	6.625%	8/1/37	2,675	3,566
Kimberly-Clark Corp.	5.300%	3/1/41	1,220	1,372
Kimberly-Clark Corp.	3.700%	6/1/43	880	818
Koninklijke Philips NV	6.875%	3/11/38	2,805	3,266
Koninklijke Philips NV	5.000%	3/15/42	1,890	1,825
Kraft Foods Group Inc.	6.875%	1/26/39	2,850	3,383
Kraft Foods Group Inc.	6.500%	2/9/40	3,925	4,549
Kraft Foods Group Inc.	5.000%	6/4/42	5,515	5,555
4 Kraft Heinz Foods Co.	5.000%	7/15/35	4,680	4,797
4 Kraft Heinz Foods Co.	5.200%	7/15/45	4,015	4,195
Kroger Co.	7.700%	6/1/29	1,300	1,709
Kroger Co.	8.000%	9/15/29	1,475	1,986
Kroger Co.	7.500%	4/1/31	1,720	2,192
Kroger Co.	6.900%	4/15/38	1,300	1,593
Kroger Co.	5.400%	7/15/40	770	822
Kroger Co.	5.000%	4/15/42	900	917
Kroger Co.	5.150%	8/1/43	1,300	1,361
Laboratory Corp. of America Holdings	4.700%	2/1/45	2,500	2,285
Mattel Inc.	5.450%	11/1/41	1,750	1,731
3 Mayo Clinic	3.774%	11/15/43	900	843
3 Mayo Clinic	4.000%	11/15/47	1,200	1,137
McKesson Corp.	6.000%	3/1/41	2,615	3,024
McKesson Corp.	4.883%	3/15/44	1,100	1,102
Mead Johnson Nutrition Co.	5.900%	11/1/39	1,335	1,454
Mead Johnson Nutrition Co.	4.600%	6/1/44	1,500	1,388
Medtronic Inc.	4.375%	3/15/35	8,200	8,279
Medtronic Inc.	6.500%	3/15/39	1,100	1,413
Medtronic Inc.	5.550%	3/15/40	1,535	1,768
Medtronic Inc.	4.500%	3/15/42	1,950	1,956
Medtronic Inc.	4.000%	4/1/43	2,770	2,578
Medtronic Inc.	4.625%	3/15/44	3,161	3,228
Medtronic Inc.	4.625%	3/15/45	13,675	14,107
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	1,250	1,201
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	975	1,048
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	1,400	1,301

83

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Merck & Co. Inc.	6.500%	12/1/33	3,795	4,868
Merck & Co. Inc.	6.550%	9/15/37	3,505	4,592
Merck & Co. Inc.	3.600%	9/15/42	1,275	1,162
Merck & Co. Inc.	4.150%	5/18/43	5,084	5,026
Merck & Co. Inc.	3.700%	2/10/45	5,765	5,301
Merck Sharp & Dohme Corp.	5.950%	12/1/28	1,300	1,627
Molson Coors Brewing Co.	5.000%	5/1/42	3,675	3,549
Mondelez International Inc.	6.500%	11/1/31	2,525	2,947
Mondelez International Inc.	6.500%	2/9/40	2,089	2,565
Mylan Inc.	5.400%	11/29/43	1,240	1,155
New York & Presbyterian Hospital	4.024%	8/1/45	2,100	1,980
Novant Health Inc.	4.371%	11/1/43	975	934
Novartis Capital Corp.	3.700%	9/21/42	1,275	1,208
Novartis Capital Corp.	4.400%	5/6/44	7,075	7,355
Novartis Capital Corp.	4.000%	11/20/45	3,700	3,624
NYU Hospitals Center	4.784%	7/1/44	1,150	1,158
Partners Healthcare System Inc.	4.117%	7/1/55	1,000	911
PepsiCo Inc.	5.500%	1/15/40	2,875	3,355
PepsiCo Inc.	4.875%	11/1/40	3,740	4,018
PepsiCo Inc.	4.000%	3/5/42	2,970	2,862
PepsiCo Inc.	3.600%	8/13/42	1,625	1,474
PepsiCo Inc.	4.250%	10/22/44	1,083	1,076
PepsiCo Inc.	4.600%	7/17/45	2,349	2,478
PepsiCo Inc.	4.450%	4/14/46	2,900	2,988
Perrigo Co. plc	5.300%	11/15/43	1,600	1,538
Perrigo Finance plc	4.900%	12/15/44	1,750	1,577
Pfizer Inc.	7.200%	3/15/39	7,110	9,765
Pfizer Inc.	4.300%	6/15/43	2,550	2,550
Pfizer Inc.	4.400%	5/15/44	1,850	1,868
Pharmacia Corp.	6.600%	12/1/28	2,950	3,786
Philip Morris International Inc.	6.375%	5/16/38	4,290	5,388
Philip Morris International Inc.	4.375%	11/15/41	2,450	2,436
Philip Morris International Inc.	4.500%	3/20/42	4,728	4,720
Philip Morris International Inc.	3.875%	8/21/42	3,675	3,363
Philip Morris International Inc.	4.125%	3/4/43	3,000	2,833
Philip Morris International Inc.	4.875%	11/15/43	2,685	2,830
Procter & Gamble Co.	6.450%	1/15/26	1,450	1,840
Procter & Gamble Co.	5.500%	2/1/34	1,500	1,794
Procter & Gamble Co.	5.800%	8/15/34	500	603
Procter & Gamble Co.	5.550%	3/5/37	5,945	7,271
Quest Diagnostics Inc.	5.750%	1/30/40	1,196	1,239
Quest Diagnostics Inc.	4.700%	3/30/45	1,175	1,063
Reynolds American Inc.	5.700%	8/15/35	2,700	2,955
Reynolds American Inc.	7.250%	6/15/37	1,875	2,304
Reynolds American Inc.	8.125%	5/1/40	729	909
Reynolds American Inc.	7.000%	8/4/41	955	1,079
Reynolds American Inc.	4.750%	11/1/42	2,975	2,840
Reynolds American Inc.	6.150%	9/15/43	550	624
Reynolds American Inc.	5.850%	8/15/45	7,325	8,122
Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	600	623
St. Jude Medical Inc.	4.750%	4/15/43	2,400	2,353
Stryker Corp.	4.100%	4/1/43	2,325	2,215
Stryker Corp.	4.375%	5/15/44	475	470
Sysco Corp.	5.375%	9/21/35	2,550	2,828
Sysco Corp.	4.850%	10/1/45	1,250	1,298
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	2,306	2,522
3 Texas Health Resources	4.330%	11/15/55	1,000	962
The Pepsi Bottling Group Inc.	7.000%	3/1/29	3,925	5,264
Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,175	1,254
Trinity Health Corp.	4.125%	12/1/45	650	616
Tyson Foods Inc.	4.875%	8/15/34	1,650	1,683
Tyson Foods Inc.	5.150%	8/15/44	3,173	3,344
Unilever Capital Corp.	5.900%	11/15/32	4,808	6,096
Whirlpool Corp.	5.150%	3/1/43	950	936

84

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wyeth LLC	6.500%	2/1/34	2,485	3,109
Wyeth LLC	6.000%	2/15/36	510	609
Wyeth LLC	5.950%	4/1/37	7,135	8,495
Zimmer Biomet Holdings Inc.	4.250%	8/15/35	2,200	2,060
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	2,000	2,205
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	4,700	4,343
Zoetis Inc.	4.700%	2/1/43	3,870	3,392
Energy (5.1%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	1,920	1,851
Anadarko Finance Co.	7.500%	5/1/31	3,185	3,391
Anadarko Petroleum Corp.	6.450%	9/15/36	5,975	5,715
Anadarko Petroleum Corp.	7.950%	6/15/39	1,250	1,412
Anadarko Petroleum Corp.	6.200%	3/15/40	2,470	2,314
Anadarko Petroleum Corp.	4.500%	7/15/44	2,425	1,882
Apache Corp.	6.000%	1/15/37	4,306	4,161
Apache Corp.	5.100%	9/1/40	5,250	4,478
Apache Corp.	5.250%	2/1/42	2,575	2,231
Apache Corp.	4.750%	4/15/43	5,115	4,334
Apache Finance Canada Corp.	7.750%	12/15/29	1,150	1,443
Baker Hughes Inc.	6.875%	1/15/29	1,200	1,422
Baker Hughes Inc.	5.125%	9/15/40	5,065	5,033
Buckeye Partners LP	5.850%	11/15/43	1,350	1,042
Buckeye Partners LP	5.600%	10/15/44	1,025	765
Burlington Resources Finance Co.	7.200%	8/15/31	1,050	1,203
Burlington Resources Finance Co.	7.400%	12/1/31	2,175	2,593
Cameron International Corp.	7.000%	7/15/38	375	448
Cameron International Corp.	5.950%	6/1/41	650	706
Cameron International Corp.	5.125%	12/15/43	1,850	1,835
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,775	1,834
Canadian Natural Resources Ltd.	6.450%	6/30/33	875	846
Canadian Natural Resources Ltd.	5.850%	2/1/35	650	581
Canadian Natural Resources Ltd.	6.500%	2/15/37	2,490	2,337
Canadian Natural Resources Ltd.	6.250%	3/15/38	2,345	2,130
Canadian Natural Resources Ltd.	6.750%	2/1/39	1,650	1,581
Cenovus Energy Inc.	6.750%	11/15/39	4,755	4,526
Cenovus Energy Inc.	4.450%	9/15/42	2,600	1,909
Cenovus Energy Inc.	5.200%	9/15/43	1,375	1,083
4 Columbia Pipeline Group Inc.	5.800%	6/1/45	1,700	1,493
Conoco Funding Co.	7.250%	10/15/31	1,945	2,238
ConocoPhillips	5.900%	10/15/32	2,850	2,917
ConocoPhillips	5.900%	5/15/38	2,025	1,980
ConocoPhillips	6.500%	2/1/39	7,675	8,071
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,100	1,131
ConocoPhillips Co.	4.150%	11/15/34	2,675	2,322
ConocoPhillips Holding Co.	6.950%	4/15/29	7,208	8,219
Continental Resources Inc.	4.900%	6/1/44	2,325	1,363
Devon Energy Corp.	7.950%	4/15/32	4,010	4,146
Devon Energy Corp.	5.600%	7/15/41	4,635	3,500
Devon Energy Corp.	4.750%	5/15/42	2,490	1,825
Devon Financing Corp. LLC	7.875%	9/30/31	4,990	5,146
Diamond Offshore Drilling Inc.	5.700%	10/15/39	2,075	1,411
Diamond Offshore Drilling Inc.	4.875%	11/1/43	2,250	1,374
Dominion Gas Holdings LLC	4.800%	11/1/43	1,100	1,053
Dominion Gas Holdings LLC	4.600%	12/15/44	2,150	2,000
El Paso Natural Gas Co. LLC	8.375%	6/15/32	1,182	1,143
Enable Midstream Partners LP	5.000%	5/15/44	1,725	1,013
Enbridge Energy Partners LP	7.500%	4/15/38	2,170	2,151
Enbridge Energy Partners LP	5.500%	9/15/40	2,425	1,899
Enbridge Inc.	4.500%	6/10/44	1,500	1,016
Encana Corp.	7.200%	11/1/31	250	228
Encana Corp.	6.500%	8/15/34	3,300	2,749
Encana Corp.	6.625%	8/15/37	2,375	1,984
Encana Corp.	6.500%	2/1/38	1,834	1,514

85

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Encana Corp.	5.150%	11/15/41	1,960	1,350
Energy Transfer Partners LP	4.750%	1/15/26	2,750	2,358
Energy Transfer Partners LP	8.250%	11/15/29	1,450	1,591
Energy Transfer Partners LP	4.900%	3/15/35	2,450	1,781
Energy Transfer Partners LP	6.625%	10/15/36	1,500	1,282
Energy Transfer Partners LP	7.500%	7/1/38	2,775	2,542
Energy Transfer Partners LP	6.050%	6/1/41	2,400	1,856
Energy Transfer Partners LP	6.500%	2/1/42	3,280	2,674
Energy Transfer Partners LP	5.150%	2/1/43	1,424	1,016
Energy Transfer Partners LP	5.950%	10/1/43	500	390
Energy Transfer Partners LP	5.150%	3/15/45	3,000	2,134
Energy Transfer Partners LP	6.125%	12/15/45	3,750	3,051
Eni USA Inc.	7.300%	11/15/27	600	754
EnLink Midstream Partners LP	5.600%	4/1/44	1,075	732
EnLink Midstream Partners LP	5.050%	4/1/45	1,750	1,085
Ensco plc	5.750%	10/1/44	3,800	2,503
Enterprise Products Operating LLC	3.700%	2/15/26	1,425	1,273
Enterprise Products Operating LLC	6.875%	3/1/33	2,370	2,478
Enterprise Products Operating LLC	6.650%	10/15/34	1,220	1,287
Enterprise Products Operating LLC	5.750%	3/1/35	1,205	1,103
Enterprise Products Operating LLC	7.550%	4/15/38	1,225	1,310
Enterprise Products Operating LLC	6.125%	10/15/39	1,650	1,498
Enterprise Products Operating LLC	6.450%	9/1/40	1,275	1,212
Enterprise Products Operating LLC	5.950%	2/1/41	2,350	2,127
Enterprise Products Operating LLC	5.700%	2/15/42	1,725	1,535
Enterprise Products Operating LLC	4.850%	8/15/42	3,460	2,786
Enterprise Products Operating LLC	4.450%	2/15/43	3,980	2,995
Enterprise Products Operating LLC	4.850%	3/15/44	5,925	4,791
Enterprise Products Operating LLC	5.100%	2/15/45	4,100	3,409
Enterprise Products Operating LLC	4.900%	5/15/46	2,775	2,245
Enterprise Products Operating LLC	4.950%	10/15/54	1,150	895
EOG Resources Inc.	3.900%	4/1/35	2,082	1,892
Exxon Mobil Corp.	3.567%	3/6/45	3,600	3,356
Halliburton Co.	4.850%	11/15/35	6,500	6,393
Halliburton Co.	6.700%	9/15/38	4,125	4,863
Halliburton Co.	7.450%	9/15/39	275	351
Halliburton Co.	4.500%	11/15/41	2,080	1,893
Halliburton Co.	4.750%	8/1/43	1,700	1,600
Halliburton Co.	5.000%	11/15/45	5,500	5,432
Hess Corp.	7.875%	10/1/29	2,750	2,990
Hess Corp.	7.300%	8/15/31	1,895	1,889
Hess Corp.	7.125%	3/15/33	1,375	1,342
Hess Corp.	6.000%	1/15/40	2,740	2,415
Hess Corp.	5.600%	2/15/41	4,425	3,706
Husky Energy Inc.	6.800%	9/15/37	1,350	1,409
Kerr-McGee Corp.	7.875%	9/15/31	1,000	1,079
Kinder Morgan Energy Partners LP	7.400%	3/15/31	500	461
Kinder Morgan Energy Partners LP	7.750%	3/15/32	500	480
Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,600	1,452
Kinder Morgan Energy Partners LP	5.800%	3/15/35	2,575	2,051
Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,950	1,658
Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,979	3,538
Kinder Morgan Energy Partners LP	6.500%	9/1/39	3,375	2,831
Kinder Morgan Energy Partners LP	6.550%	9/15/40	375	319
Kinder Morgan Energy Partners LP	7.500%	11/15/40	1,500	1,368
Kinder Morgan Energy Partners LP	6.375%	3/1/41	1,750	1,428
Kinder Morgan Energy Partners LP	5.625%	9/1/41	1,929	1,446
Kinder Morgan Energy Partners LP	5.000%	8/15/42	1,675	1,230
Kinder Morgan Energy Partners LP	4.700%	11/1/42	1,650	1,167
Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,000	733
Kinder Morgan Energy Partners LP	5.500%	3/1/44	3,000	2,340
Kinder Morgan Energy Partners LP	5.400%	9/1/44	1,600	1,211
Kinder Morgan Inc.	7.750%	1/15/32	5,074	4,815
Kinder Morgan Inc.	5.300%	12/1/34	3,550	2,788

86

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Inc.	5.550%	6/1/45	5,850	4,554
Magellan Midstream Partners LP	6.400%	5/1/37	475	473
Magellan Midstream Partners LP	4.200%	12/1/42	1,150	847
Magellan Midstream Partners LP	5.150%	10/15/43	1,875	1,598
Magellan Midstream Partners LP	4.200%	3/15/45	600	437
Marathon Oil Corp.	6.800%	3/15/32	1,600	1,443
Marathon Oil Corp.	6.600%	10/1/37	3,175	2,714
Marathon Oil Corp.	5.200%	6/1/45	1,650	1,164
Marathon Petroleum Corp.	6.500%	3/1/41	3,575	3,583
Marathon Petroleum Corp.	4.750%	9/15/44	1,850	1,507
Marathon Petroleum Corp.	5.850%	12/15/45	1,000	936
Marathon Petroleum Corp.	5.000%	9/15/54	3,000	2,386
Murphy Oil Corp.	7.050%	5/1/29	570	493
Murphy Oil Corp.	5.125%	12/1/42	1,550	952
National Oilwell Varco Inc.	3.950%	12/1/42	3,625	2,769
Noble Energy Inc.	8.000%	4/1/27	1,275	1,466
Noble Energy Inc.	6.000%	3/1/41	3,245	2,785
Noble Energy Inc.	5.250%	11/15/43	3,565	2,812
Noble Energy Inc.	5.050%	11/15/44	1,900	1,530
Noble Holding International Ltd.	6.200%	8/1/40	1,845	1,077
Noble Holding International Ltd.	6.050%	3/1/41	950	567
Noble Holding International Ltd.	5.250%	3/15/42	1,425	778
Noble Holding International Ltd.	6.950%	4/1/45	1,600	995
Occidental Petroleum Corp.	4.625%	6/15/45	2,500	2,420
ONEOK Partners LP	6.650%	10/1/36	2,725	2,253
ONEOK Partners LP	6.850%	10/15/37	850	713
ONEOK Partners LP	6.125%	2/1/41	2,725	2,083
ONEOK Partners LP	6.200%	9/15/43	1,450	1,105
Petro-Canada	7.875%	6/15/26	625	806
Petro-Canada	7.000%	11/15/28	1,425	1,759
Petro-Canada	5.350%	7/15/33	1,450	1,513
Petro-Canada	5.950%	5/15/35	2,480	2,476
Petro-Canada	6.800%	5/15/38	4,275	4,630
Phillips 66	4.650%	11/15/34	3,400	3,188
Phillips 66	5.875%	5/1/42	5,776	5,817
Phillips 66	4.875%	11/15/44	4,529	4,014
Phillips 66 Partners LP	4.680%	2/15/45	1,000	745
Pioneer Natural Resources Co.	4.450%	1/15/26	1,750	1,573
Pioneer Natural Resources Co.	7.200%	1/15/28	800	855
Plains All American Pipeline LP / PAA Finance Corp.	6.700%	5/15/36	845	752
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	1,950	1,714
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	2,761	2,007
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	2,700	1,772
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	2,875	2,002
Pride International Inc.	7.875%	8/15/40	1,000	787
Rowan Cos. Inc.	5.400%	12/1/42	2,585	1,548
Rowan Cos. Inc.	5.850%	1/15/44	260	157
Shell International Finance BV	4.125%	5/11/35	6,000	5,709
Shell International Finance BV	6.375%	12/15/38	9,400	11,205
Shell International Finance BV	5.500%	3/25/40	2,725	2,934
Shell International Finance BV	3.625%	8/21/42	1,900	1,588
Shell International Finance BV	4.550%	8/12/43	3,650	3,472
Shell International Finance BV	4.375%	5/11/45	10,100	9,544
Southern Natural Gas Co. LLC	8.000%	3/1/32	858	843
Spectra Energy Capital LLC	6.750%	2/15/32	905	900
Spectra Energy Partners LP	5.950%	9/25/43	1,250	1,193
Spectra Energy Partners LP	4.500%	3/15/45	1,825	1,402
Suncor Energy Inc.	7.150%	2/1/32	800	915
Suncor Energy Inc.	5.950%	12/1/34	855	853
Suncor Energy Inc.	6.500%	6/15/38	3,540	3,880
Suncor Energy Inc.	6.850%	6/1/39	2,275	2,461
Sunoco Logistics Partners Operations LP	6.850%	2/15/40	850	752
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	1,000	805
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	700	496

87

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	3,250	2,418
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	2,150	1,598
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	1,830	1,791
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,400	1,354
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	960	925
Texas Eastern Transmission LP	7.000%	7/15/32	1,125	1,236
Tosco Corp.	7.800%	1/1/27	155	189
Tosco Corp.	8.125%	2/15/30	2,700	3,329
TransCanada PipeLines Ltd.	4.625%	3/1/34	2,400	2,262
TransCanada PipeLines Ltd.	5.600%	3/31/34	1,525	1,545
TransCanada PipeLines Ltd.	5.850%	3/15/36	3,150	3,235
TransCanada PipeLines Ltd.	6.200%	10/15/37	2,400	2,526
TransCanada PipeLines Ltd.	7.250%	8/15/38	2,925	3,487
TransCanada PipeLines Ltd.	7.625%	1/15/39	1,665	2,050
TransCanada PipeLines Ltd.	6.100%	6/1/40	3,075	3,206
TransCanada PipeLines Ltd.	5.000%	10/16/43	3,150	2,905
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	1,625	1,212
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	1,075	728
Valero Energy Corp.	7.500%	4/15/32	2,321	2,527
Valero Energy Corp.	6.625%	6/15/37	5,639	5,610
Valero Energy Corp.	10.500%	3/15/39	250	341
Valero Energy Corp.	4.900%	3/15/45	2,200	1,821
Western Gas Partners LP	5.450%	4/1/44	1,250	992
Williams Cos. Inc.	7.500%	1/15/31	1,151	794
Williams Cos. Inc.	8.750%	3/15/32	1,191	886
Williams Cos. Inc.	5.750%	6/24/44	3,450	2,018
Williams Partners LP	6.300%	4/15/40	2,500	1,919
Williams Partners LP	5.800%	11/15/43	2,325	1,626
Williams Partners LP	5.400%	3/4/44	1,700	1,139
Williams Partners LP	4.900%	1/15/45	1,625	1,034
Williams Partners LP	5.100%	9/15/45	3,300	2,172
XTO Energy Inc.	6.750%	8/1/37	440	604
Other Industrial (0.2%)
California Institute of Technology GO	4.321%	8/1/45	1,000	1,037
California Institute of Technology GO	4.700%	11/1/11	1,675	1,617
CBRE Services Inc.	4.875%	3/1/26	2,050	2,037
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	1,475	1,459
3 Massachusetts Institute of Technology GO	3.959%	7/1/38	1,050	1,083
Massachusetts Institute of Technology GO	5.600%	7/1/11	2,725	3,345
Massachusetts Institute of Technology GO	4.678%	7/1/14	2,075	2,156
3 Northwestern University Illinois GO	3.688%	12/1/38	1,750	1,767
3 Northwestern University Illinois GO	4.643%	12/1/44	1,850	2,086
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	900	884
3 Rice University Texas GO	3.774%	5/15/55	150	142
3 University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	1,400	1,314
University of Pennsylvania GO	4.674%	9/1/12	1,400	1,404
Technology (2.4%)
Analog Devices Inc.	5.300%	12/15/45	1,000	1,027
Apple Inc.	3.850%	5/4/43	10,010	9,228
Apple Inc.	4.450%	5/6/44	4,075	4,120
Apple Inc.	3.450%	2/9/45	4,500	3,868
Apple Inc.	4.375%	5/13/45	8,025	8,030
Applied Materials Inc.	5.100%	10/1/35	1,750	1,776
Applied Materials Inc.	5.850%	6/15/41	2,205	2,389
Broadcom Corp.	4.500%	8/1/34	835	837
Cisco Systems Inc.	5.900%	2/15/39	5,150	6,305
Cisco Systems Inc.	5.500%	1/15/40	6,510	7,782
Corning Inc.	7.250%	8/15/36	600	694
Corning Inc.	4.700%	3/15/37	2,825	2,725
Corning Inc.	5.750%	8/15/40	1,450	1,556
Equifax Inc.	7.000%	7/1/37	750	848
4 Hewlett Packard Enterprise Co.	6.200%	10/15/35	1,700	1,638

88

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Hewlett Packard Enterprise Co.	6.350%	10/15/45	8,550	8,143
HP Enterprise Services LLC	7.450%	10/15/29	875	1,017
HP Inc.	6.000%	9/15/41	1,585	1,375
Intel Corp.	4.000%	12/15/32	3,130	3,103
Intel Corp.	4.800%	10/1/41	5,045	5,266
Intel Corp.	4.250%	12/15/42	3,020	2,925
Intel Corp.	4.900%	7/29/45	6,210	6,550
International Business Machines Corp.	6.500%	1/15/28	1,725	2,164
International Business Machines Corp.	5.875%	11/29/32	2,750	3,288
International Business Machines Corp.	5.600%	11/30/39	3,228	3,755
International Business Machines Corp.	4.000%	6/20/42	3,753	3,491
Juniper Networks Inc.	5.950%	3/15/41	1,350	1,268
Microsoft Corp.	3.500%	2/12/35	5,000	4,617
Microsoft Corp.	4.200%	11/3/35	5,600	5,713
Microsoft Corp.	5.200%	6/1/39	3,355	3,813
Microsoft Corp.	4.500%	10/1/40	2,965	3,091
Microsoft Corp.	5.300%	2/8/41	3,175	3,648
Microsoft Corp.	3.500%	11/15/42	2,825	2,508
Microsoft Corp.	3.750%	5/1/43	185	171
Microsoft Corp.	4.875%	12/15/43	1,900	2,067
Microsoft Corp.	3.750%	2/12/45	5,325	4,907
Microsoft Corp.	4.450%	11/3/45	9,650	9,973
Microsoft Corp.	4.000%	2/12/55	9,750	8,757
Microsoft Corp.	4.750%	11/3/55	3,500	3,601
Motorola Solutions Inc.	5.500%	9/1/44	1,225	946
Oracle Corp.	3.250%	5/15/30	1,500	1,406
Oracle Corp.	4.300%	7/8/34	7,205	7,150
Oracle Corp.	3.900%	5/15/35	4,325	4,088
Oracle Corp.	6.500%	4/15/38	3,590	4,516
Oracle Corp.	6.125%	7/8/39	4,225	5,117
Oracle Corp.	5.375%	7/15/40	8,464	9,395
Oracle Corp.	4.500%	7/8/44	3,875	3,875
Oracle Corp.	4.125%	5/15/45	7,200	6,817
Oracle Corp.	4.375%	5/15/55	2,700	2,493
QUALCOMM Inc.	4.650%	5/20/35	2,475	2,295
QUALCOMM Inc.	4.800%	5/20/45	5,475	4,839
4 Seagate HDD Cayman	4.875%	6/1/27	2,000	1,535
4 Seagate HDD Cayman	5.750%	12/1/34	1,550	1,101
Tyco Electronics Group SA	7.125%	10/1/37	2,250	2,872
Verisk Analytics Inc.	5.500%	6/15/45	1,275	1,216
Xerox Corp.	6.750%	12/15/39	1,175	1,130
Transportation (1.8%)
3 American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	2,284	2,284
3 American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	3,126	3,024
3 American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	2,025	2,048
3 BNSF Funding Trust I	6.613%	12/15/55	1,030	1,148
Burlington Northern Santa Fe LLC	7.950%	8/15/30	905	1,257
Burlington Northern Santa Fe LLC	6.200%	8/15/36	1,660	1,959
Burlington Northern Santa Fe LLC	6.150%	5/1/37	1,670	1,959
Burlington Northern Santa Fe LLC	5.750%	5/1/40	2,275	2,558
Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,425	1,472
Burlington Northern Santa Fe LLC	5.400%	6/1/41	1,830	1,987
Burlington Northern Santa Fe LLC	4.950%	9/15/41	525	536
Burlington Northern Santa Fe LLC	4.400%	3/15/42	2,060	1,958
Burlington Northern Santa Fe LLC	4.375%	9/1/42	2,680	2,536
Burlington Northern Santa Fe LLC	4.450%	3/15/43	2,050	1,956
Burlington Northern Santa Fe LLC	5.150%	9/1/43	2,250	2,373
Burlington Northern Santa Fe LLC	4.900%	4/1/44	2,250	2,309
Burlington Northern Santa Fe LLC	4.550%	9/1/44	2,845	2,734
Burlington Northern Santa Fe LLC	4.150%	4/1/45	3,240	2,943
Burlington Northern Santa Fe LLC	4.700%	9/1/45	3,475	3,458
Canadian National Railway Co.	6.900%	7/15/28	1,950	2,578
Canadian National Railway Co.	6.250%	8/1/34	2,470	3,117

89

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Canadian National Railway Co.	6.200%	6/1/36	2,117	2,699
	Canadian National Railway Co.	6.375%	11/15/37	490	635
	Canadian National Railway Co.	3.500%	11/15/42	900	812
	Canadian Pacific Railway Co.	3.700%	2/1/26	825	813
	Canadian Pacific Railway Co.	7.125%	10/15/31	1,815	2,270
	Canadian Pacific Railway Co.	5.750%	3/15/33	1,065	1,161
	Canadian Pacific Railway Co.	4.800%	9/15/35	1,025	1,014
	Canadian Pacific Railway Co.	5.950%	5/15/37	1,710	1,923
	Canadian Pacific Railway Co.	4.800%	8/1/45	1,720	1,687
	Canadian Pacific Railway Co.	6.125%	9/15/15	3,250	3,321
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	900	977
	CSX Corp.	6.000%	10/1/36	795	902
	CSX Corp.	6.150%	5/1/37	2,080	2,421
	CSX Corp.	6.220%	4/30/40	2,975	3,515
	CSX Corp.	5.500%	4/15/41	1,810	1,994
	CSX Corp.	4.750%	5/30/42	1,950	1,947
	CSX Corp.	4.400%	3/1/43	1,150	1,087
	CSX Corp.	4.100%	3/15/44	2,400	2,172
	CSX Corp.	3.950%	5/1/50	2,325	1,973
	CSX Corp.	4.500%	8/1/54	1,665	1,513
3	Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	1,050	1,062
	FedEx Corp.	4.900%	1/15/34	1,625	1,674
	FedEx Corp.	3.900%	2/1/35	2,020	1,842
	FedEx Corp.	3.875%	8/1/42	1,940	1,677
	FedEx Corp.	4.100%	4/15/43	1,700	1,506
	FedEx Corp.	5.100%	1/15/44	2,240	2,322
	FedEx Corp.	4.100%	2/1/45	1,070	953
	FedEx Corp.	4.750%	11/15/45	3,475	3,436
	FedEx Corp.	4.500%	2/1/65	785	670
3	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	1,364	1,316
4	Kansas City Southern	4.300%	5/15/43	1,450	1,286
4	Kansas City Southern	4.950%	8/15/45	1,730	1,683
3,4	Latam Airlines 2015-1 Pass Through Trust A	4.200%	11/15/27	2,675	2,467
	Norfolk Southern Corp.	7.800%	5/15/27	2,117	2,793
	Norfolk Southern Corp.	7.250%	2/15/31	660	839
	Norfolk Southern Corp.	7.050%	5/1/37	845	1,063
	Norfolk Southern Corp.	4.837%	10/1/41	1,873	1,823
	Norfolk Southern Corp.	3.950%	10/1/42	1,635	1,398
	Norfolk Southern Corp.	4.800%	8/15/43	1,304	1,271
	Norfolk Southern Corp.	4.450%	6/15/45	4,410	4,134
	Norfolk Southern Corp.	4.650%	1/15/46	1,400	1,343
	Norfolk Southern Corp.	7.900%	5/15/97	325	444
	Norfolk Southern Corp.	6.000%	3/15/05	1,930	2,059
	Norfolk Southern Corp.	6.000%	5/23/11	1,880	1,971
3	Spirit Airlines Class A Pass Through Certificates Series
	2015-1	4.100%	10/1/29	1,715	1,702
	Union Pacific Corp.	6.625%	2/1/29	2,055	2,641
	Union Pacific Corp.	3.375%	2/1/35	625	567
	Union Pacific Corp.	4.750%	9/15/41	2,300	2,452
	Union Pacific Corp.	4.300%	6/15/42	80	80
	Union Pacific Corp.	4.250%	4/15/43	1,050	1,052
	Union Pacific Corp.	4.750%	12/15/43	2,040	2,192
	Union Pacific Corp.	4.821%	2/1/44	2,110	2,284
	Union Pacific Corp.	4.850%	6/15/44	1,065	1,153
	Union Pacific Corp.	4.150%	1/15/45	400	394
	Union Pacific Corp.	4.050%	11/15/45	1,200	1,169
	Union Pacific Corp.	3.875%	2/1/55	1,810	1,588
	Union Pacific Corp.	4.375%	11/15/65	1,600	1,483
3	Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	740	841
3	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	2,595	2,654
3	United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	2,660	2,680
3	United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	2,000	2,002
	United Parcel Service Inc.	6.200%	1/15/38	4,860	6,247

90

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Parcel Service Inc.	4.875%	11/15/40	1,355	1,508
United Parcel Service Inc.	3.625%	10/1/42	2,210	2,044
United Parcel Service of America Inc.	8.375%	4/1/30	500	701
				2,949,890
Utilities (6.3%)
Electric (5.8%)
AEP Texas Central Co.	6.650%	2/15/33	1,952	2,380
Alabama Power Co.	6.125%	5/15/38	1,460	1,776
Alabama Power Co.	6.000%	3/1/39	1,490	1,771
Alabama Power Co.	5.500%	3/15/41	1,125	1,273
Alabama Power Co.	5.200%	6/1/41	1,365	1,489
Alabama Power Co.	4.100%	1/15/42	755	718
Alabama Power Co.	3.850%	12/1/42	1,100	1,010
Alabama Power Co.	4.150%	8/15/44	1,975	1,886
Alabama Power Co.	3.750%	3/1/45	1,470	1,323
Ameren Corp.	3.650%	2/15/26	2,060	2,051
Ameren Illinois Co.	4.800%	12/15/43	1,638	1,770
Ameren Illinois Co.	4.300%	7/1/44	593	596
Ameren Illinois Co.	4.150%	3/15/46	1,150	1,144
Appalachian Power Co	4.400%	5/15/44	740	702
Appalachian Power Co.	5.800%	10/1/35	1,105	1,222
Appalachian Power Co.	6.375%	4/1/36	1,505	1,745
Appalachian Power Co.	6.700%	8/15/37	740	886
Appalachian Power Co.	7.000%	4/1/38	2,543	3,172
Appalachian Power Co.	4.450%	6/1/45	1,100	1,051
Arizona Public Service Co.	5.500%	9/1/35	485	553
Arizona Public Service Co.	5.050%	9/1/41	1,005	1,100
Arizona Public Service Co.	4.500%	4/1/42	1,930	1,981
Arizona Public Service Co.	4.700%	1/15/44	1,255	1,334
Arizona Public Service Co.	4.350%	11/15/45	550	556
Baltimore Gas & Electric Co.	6.350%	10/1/36	1,651	2,056
Berkshire Hathaway Energy Co.	8.480%	9/15/28	1,025	1,456
Berkshire Hathaway Energy Co.	6.125%	4/1/36	5,360	6,249
Berkshire Hathaway Energy Co.	5.950%	5/15/37	3,125	3,569
Berkshire Hathaway Energy Co.	6.500%	9/15/37	4,580	5,579
Berkshire Hathaway Energy Co.	5.150%	11/15/43	875	924
Berkshire Hathaway Energy Co.	4.500%	2/1/45	160	153
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	1,105	1,456
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	2,475	2,226
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,175	1,213
Cleco Power LLC	6.500%	12/1/35	575	668
Cleco Power LLC	6.000%	12/1/40	1,290	1,449
Cleveland Electric Illuminating Co.	5.950%	12/15/36	730	763
CMS Energy Corp.	4.700%	3/31/43	935	926
CMS Energy Corp.	4.875%	3/1/44	805	816
Commonwealth Edison Co.	5.900%	3/15/36	2,235	2,670
Commonwealth Edison Co.	6.450%	1/15/38	1,530	1,954
Commonwealth Edison Co.	3.800%	10/1/42	1,100	1,015
Commonwealth Edison Co.	4.600%	8/15/43	1,990	2,059
Commonwealth Edison Co.	3.700%	3/1/45	1,785	1,605
Commonwealth Edison Co.	4.350%	11/15/45	2,425	2,441
Connecticut Light & Power Co.	6.350%	6/1/36	1,250	1,590
Connecticut Light & Power Co.	4.300%	4/15/44	715	718
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	2,445	2,727
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	2,020	2,400
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	370	448
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	1,815	2,089
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	870	1,060
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	2,125	2,739
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	1,140	1,295
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	1,970	2,308
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	675	648
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	3,300	3,050

91

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	2,450	2,450
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	725	732
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	2,835	2,787
Consumers Energy Co.	3.950%	5/15/43	1,805	1,748
Consumers Energy Co.	4.100%	11/15/45	625	620
Consumers Energy Co.	4.350%	8/31/64	820	777
Delmarva Power & Light Co.	4.000%	6/1/42	1,610	1,522
Dominion Resources Inc.	6.300%	3/15/33	2,460	2,832
Dominion Resources Inc.	5.250%	8/1/33	230	239
Dominion Resources Inc.	5.950%	6/15/35	2,140	2,396
Dominion Resources Inc.	4.900%	8/1/41	1,725	1,693
Dominion Resources Inc.	4.050%	9/15/42	995	878
Dominion Resources Inc.	4.700%	12/1/44	3,120	3,042
DTE Electric Co.	5.700%	10/1/37	1,060	1,270
DTE Electric Co.	3.950%	6/15/42	885	848
DTE Electric Co.	4.000%	4/1/43	1,025	993
DTE Electric Co.	4.300%	7/1/44	1,420	1,443
DTE Electric Co.	3.700%	3/15/45	1,915	1,761
DTE Energy Co.	6.375%	4/15/33	2,180	2,649
Duke Energy Carolinas LLC	6.000%	12/1/28	925	1,110
Duke Energy Carolinas LLC	6.450%	10/15/32	1,225	1,491
Duke Energy Carolinas LLC	6.100%	6/1/37	1,405	1,698
Duke Energy Carolinas LLC	6.000%	1/15/38	2,025	2,498
Duke Energy Carolinas LLC	6.050%	4/15/38	2,075	2,578
Duke Energy Carolinas LLC	5.300%	2/15/40	2,190	2,513
Duke Energy Carolinas LLC	4.250%	12/15/41	2,420	2,412
Duke Energy Carolinas LLC	4.000%	9/30/42	1,700	1,637
Duke Energy Carolinas LLC	3.750%	6/1/45	1,710	1,583
Duke Energy Corp.	4.800%	12/15/45	2,175	2,199
Duke Energy Florida LLC	6.350%	9/15/37	1,390	1,772
Duke Energy Florida LLC	6.400%	6/15/38	3,100	3,962
Duke Energy Florida LLC	5.650%	4/1/40	1,115	1,318
Duke Energy Florida LLC	3.850%	11/15/42	1,190	1,114
Duke Energy Indiana Inc.	6.120%	10/15/35	1,055	1,263
Duke Energy Indiana Inc.	6.350%	8/15/38	1,915	2,443
Duke Energy Indiana Inc.	4.200%	3/15/42	870	852
Duke Energy Indiana Inc.	4.900%	7/15/43	1,725	1,865
Duke Energy Progress LLC	6.300%	4/1/38	1,775	2,262
Duke Energy Progress LLC	4.100%	5/15/42	1,625	1,576
Duke Energy Progress LLC	4.100%	3/15/43	1,115	1,083
Duke Energy Progress LLC	4.375%	3/30/44	2,005	2,036
Duke Energy Progress LLC	4.150%	12/1/44	1,705	1,665
Duke Energy Progress LLC	4.200%	8/15/45	2,550	2,515
El Paso Electric Co.	6.000%	5/15/35	550	650
Entergy Louisiana LLC	4.440%	1/15/26	675	718
Entergy Louisiana LLC	4.950%	1/15/45	1,406	1,404
Entergy Texas Inc.	5.150%	6/1/45	945	927
4 Exelon Corp.	4.950%	6/15/35	1,835	1,839
Exelon Corp.	5.625%	6/15/35	2,268	2,419
4 Exelon Corp.	5.100%	6/15/45	1,665	1,662
Exelon Generation Co. LLC	6.250%	10/1/39	3,560	3,603
Exelon Generation Co. LLC	5.750%	10/1/41	835	808
Exelon Generation Co. LLC	5.600%	6/15/42	2,975	2,770
FirstEnergy Solutions Corp.	6.800%	8/15/39	665	626
Florida Power & Light Co.	5.625%	4/1/34	1,199	1,428
Florida Power & Light Co.	4.950%	6/1/35	755	828
Florida Power & Light Co.	5.650%	2/1/37	1,193	1,433
Florida Power & Light Co.	5.950%	2/1/38	2,325	2,895
Florida Power & Light Co.	5.960%	4/1/39	1,985	2,479
Florida Power & Light Co.	5.690%	3/1/40	1,315	1,601
Florida Power & Light Co.	5.250%	2/1/41	1,770	2,029
Florida Power & Light Co.	5.125%	6/1/41	850	969
Florida Power & Light Co.	4.125%	2/1/42	1,925	1,917
Florida Power & Light Co.	4.050%	6/1/42	2,117	2,086

92

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Power & Light Co.	3.800%	12/15/42	1,765	1,673
Florida Power & Light Co.	4.050%	10/1/44	1,680	1,663
Georgia Power Co.	5.650%	3/1/37	1,510	1,635
Georgia Power Co.	5.950%	2/1/39	1,130	1,284
Georgia Power Co.	5.400%	6/1/40	1,910	2,014
Georgia Power Co.	4.750%	9/1/40	1,545	1,505
Georgia Power Co.	4.300%	3/15/42	2,655	2,454
Georgia Power Co.	4.300%	3/15/43	1,270	1,165
Iberdrola International BV	6.750%	7/15/36	1,565	1,916
Indiana Michigan Power Co.	6.050%	3/15/37	1,040	1,182
Interstate Power & Light Co.	6.250%	7/15/39	1,835	2,307
ITC Holdings Corp.	5.300%	7/1/43	890	912
Jersey Central Power & Light Co.	6.150%	6/1/37	980	1,045
3 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,129	2,316
Kansas City Power & Light Co.	6.050%	11/15/35	680	821
Kansas City Power & Light Co.	5.300%	10/1/41	1,545	1,680
Kentucky Utilities Co.	5.125%	11/1/40	2,565	2,872
Kentucky Utilities Co.	4.650%	11/15/43	1,665	1,764
Kentucky Utilities Co.	4.375%	10/1/45	1,250	1,285
Louisville Gas & Electric Co.	5.125%	11/15/40	950	1,063
Louisville Gas & Electric Co.	4.650%	11/15/43	525	554
Louisville Gas & Electric Co.	4.375%	10/1/45	900	919
MidAmerican Energy Co.	6.750%	12/30/31	1,655	2,116
MidAmerican Energy Co.	5.750%	11/1/35	1,550	1,845
MidAmerican Energy Co.	5.800%	10/15/36	1,930	2,322
MidAmerican Energy Co.	4.800%	9/15/43	1,190	1,273
MidAmerican Energy Co.	4.400%	10/15/44	795	805
MidAmerican Funding LLC	6.927%	3/1/29	150	191
Mississippi Power Co.	4.250%	3/15/42	1,950	1,491
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	3,699	3,633
Nevada Power Co.	6.650%	4/1/36	775	979
Nevada Power Co.	6.750%	7/1/37	2,145	2,722
Nevada Power Co.	5.375%	9/15/40	1,210	1,336
Nevada Power Co.	5.450%	5/15/41	1,630	1,831
Northern States Power Co.	5.250%	7/15/35	915	1,045
Northern States Power Co.	6.250%	6/1/36	1,175	1,491
Northern States Power Co.	6.200%	7/1/37	1,200	1,521
Northern States Power Co.	5.350%	11/1/39	625	720
Northern States Power Co.	4.850%	8/15/40	1,360	1,495
Northern States Power Co.	3.400%	8/15/42	1,515	1,337
Northern States Power Co.	4.125%	5/15/44	1,450	1,439
Northern States Power Co.	4.000%	8/15/45	1,000	978
NorthWestern Corp.	4.176%	11/15/44	1,380	1,361
NSTAR Electric Co.	5.500%	3/15/40	2,455	2,846
NSTAR Electric Co.	4.400%	3/1/44	610	619
Oglethorpe Power Corp.	5.950%	11/1/39	915	1,028
Oglethorpe Power Corp.	5.375%	11/1/40	1,655	1,777
Oglethorpe Power Corp.	4.200%	12/1/42	485	443
Oglethorpe Power Corp.	4.550%	6/1/44	1,770	1,678
Oglethorpe Power Corp.	5.250%	9/1/50	440	459
Ohio Edison Co.	6.875%	7/15/36	2,610	3,062
Ohio Edison Co.	8.250%	10/15/38	475	659
Ohio Power Co.	6.600%	2/15/33	695	840
Ohio Power Co.	5.850%	10/1/35	1,080	1,226
Oklahoma Gas & Electric Co.	5.850%	6/1/40	460	551
Oklahoma Gas & Electric Co.	5.250%	5/15/41	555	622
Oklahoma Gas & Electric Co.	3.900%	5/1/43	1,245	1,146
Oklahoma Gas & Electric Co.	4.550%	3/15/44	655	667
Oklahoma Gas & Electric Co.	4.000%	12/15/44	1,700	1,594
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	2,845	3,536
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	1,140	1,462
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,050	1,395
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,190	1,253
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	1,130	1,091

93

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	1,490	1,593
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	1,545	1,317
Pacific Gas & Electric Co.	6.050%	3/1/34	9,490	11,287
Pacific Gas & Electric Co.	5.800%	3/1/37	2,925	3,400
Pacific Gas & Electric Co.	6.350%	2/15/38	2,345	2,855
Pacific Gas & Electric Co.	6.250%	3/1/39	1,955	2,389
Pacific Gas & Electric Co.	5.400%	1/15/40	2,795	3,157
Pacific Gas & Electric Co.	4.500%	12/15/41	595	593
Pacific Gas & Electric Co.	4.450%	4/15/42	1,850	1,858
Pacific Gas & Electric Co.	4.600%	6/15/43	1,995	2,032
Pacific Gas & Electric Co.	5.125%	11/15/43	2,180	2,384
Pacific Gas & Electric Co.	4.750%	2/15/44	1,555	1,616
Pacific Gas & Electric Co.	4.300%	3/15/45	1,765	1,736
Pacific Gas & Electric Co.	4.250%	3/15/46	1,875	1,821
PacifiCorp	7.700%	11/15/31	1,120	1,541
PacifiCorp	5.250%	6/15/35	885	989
PacifiCorp	6.100%	8/1/36	570	693
PacifiCorp	5.750%	4/1/37	2,130	2,504
PacifiCorp	6.250%	10/15/37	2,353	2,909
PacifiCorp	6.350%	7/15/38	1,190	1,484
PacifiCorp	6.000%	1/15/39	2,620	3,180
PacifiCorp	4.100%	2/1/42	960	926
Peco Energy Co.	5.950%	10/1/36	1,140	1,386
Peco Energy Co.	4.150%	10/1/44	1,690	1,662
Pennsylvania Electric Co.	6.150%	10/1/38	1,140	1,223
Potomac Electric Power Co.	6.500%	11/15/37	1,945	2,501
Potomac Electric Power Co.	7.900%	12/15/38	60	88
Potomac Electric Power Co.	4.150%	3/15/43	1,690	1,639
PPL Capital Funding Inc.	4.700%	6/1/43	3,275	3,264
PPL Capital Funding Inc.	5.000%	3/15/44	1,235	1,273
PPL Electric Utilities Corp.	6.250%	5/15/39	1,165	1,479
PPL Electric Utilities Corp.	5.200%	7/15/41	775	878
PPL Electric Utilities Corp.	4.750%	7/15/43	75	81
PPL Electric Utilities Corp.	4.125%	6/15/44	1,020	1,006
Progress Energy Inc.	7.750%	3/1/31	2,480	3,195
Progress Energy Inc.	7.000%	10/30/31	1,225	1,509
Progress Energy Inc.	6.000%	12/1/39	1,525	1,774
PSEG Power LLC	8.625%	4/15/31	2,060	2,565
Public Service Co. of Colorado	6.250%	9/1/37	265	341
Public Service Co. of Colorado	6.500%	8/1/38	400	527
Public Service Co. of Colorado	4.750%	8/15/41	1,255	1,352
Public Service Co. of Colorado	3.600%	9/15/42	1,765	1,609
Public Service Co. of Colorado	3.950%	3/15/43	205	200
Public Service Co. of Colorado	4.300%	3/15/44	1,875	1,912
Public Service Co. of Oklahoma	6.625%	11/15/37	525	632
Public Service Electric & Gas Co.	5.800%	5/1/37	1,435	1,740
Public Service Electric & Gas Co.	5.375%	11/1/39	2,111	2,436
Public Service Electric & Gas Co.	3.950%	5/1/42	2,195	2,118
Public Service Electric & Gas Co.	3.650%	9/1/42	1,320	1,220
Public Service Electric & Gas Co.	4.000%	6/1/44	835	813
Public Service Electric & Gas Co.	4.050%	5/1/45	1,295	1,269
Public Service Electric & Gas Co.	4.150%	11/1/45	2,175	2,153
Puget Sound Energy Inc.	7.020%	12/1/27	1,461	1,853
Puget Sound Energy Inc.	5.483%	6/1/35	855	994
Puget Sound Energy Inc.	6.274%	3/15/37	1,470	1,859
Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,701
Puget Sound Energy Inc.	5.795%	3/15/40	720	870
Puget Sound Energy Inc.	5.764%	7/15/40	965	1,164
Puget Sound Energy Inc.	5.638%	4/15/41	365	434
Puget Sound Energy Inc.	4.434%	11/15/41	2,451	2,524
Puget Sound Energy Inc.	4.300%	5/20/45	1,385	1,403
San Diego Gas & Electric Co.	6.000%	6/1/26	625	769
San Diego Gas & Electric Co.	5.350%	5/15/35	800	919
San Diego Gas & Electric Co.	6.125%	9/15/37	1,046	1,325

94

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego Gas & Electric Co.	6.000%	6/1/39	485	603
San Diego Gas & Electric Co.	5.350%	5/15/40	1,160	1,356
San Diego Gas & Electric Co.	4.500%	8/15/40	1,640	1,715
San Diego Gas & Electric Co.	3.950%	11/15/41	980	944
San Diego Gas & Electric Co.	4.300%	4/1/42	1,150	1,162
Sierra Pacific Power Co.	6.750%	7/1/37	885	1,110
South Carolina Electric & Gas Co.	6.625%	2/1/32	850	1,030
South Carolina Electric & Gas Co.	5.300%	5/15/33	1,475	1,606
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,325	1,559
South Carolina Electric & Gas Co.	5.450%	2/1/41	1,015	1,118
South Carolina Electric & Gas Co.	4.350%	2/1/42	1,835	1,760
South Carolina Electric & Gas Co.	4.600%	6/15/43	1,155	1,160
South Carolina Electric & Gas Co.	4.500%	6/1/64	1,400	1,304
South Carolina Electric & Gas Co.	5.100%	6/1/65	1,590	1,655
Southern California Edison Co.	6.650%	4/1/29	2,125	2,654
Southern California Edison Co.	6.000%	1/15/34	1,185	1,436
Southern California Edison Co.	5.750%	4/1/35	1,250	1,480
Southern California Edison Co.	5.350%	7/15/35	2,340	2,652
Southern California Edison Co.	5.550%	1/15/36	300	349
Southern California Edison Co.	5.625%	2/1/36	1,585	1,858
Southern California Edison Co.	5.550%	1/15/37	690	801
Southern California Edison Co.	5.950%	2/1/38	2,040	2,496
Southern California Edison Co.	6.050%	3/15/39	475	588
Southern California Edison Co.	5.500%	3/15/40	305	360
Southern California Edison Co.	4.500%	9/1/40	1,955	2,041
Southern California Edison Co.	3.900%	12/1/41	2,825	2,683
Southern California Edison Co.	4.050%	3/15/42	2,445	2,387
Southern California Edison Co.	3.900%	3/15/43	350	334
Southern California Edison Co.	4.650%	10/1/43	2,415	2,551
Southern California Edison Co.	3.600%	2/1/45	315	285
Southern Power Co.	5.150%	9/15/41	2,570	2,403
Southern Power Co.	5.250%	7/15/43	1,905	1,817
Southwestern Electric Power Co.	6.200%	3/15/40	1,135	1,344
Southwestern Electric Power Co.	3.900%	4/1/45	910	796
Southwestern Public Service Co.	6.000%	10/1/36	300	350
Southwestern Public Service Co.	4.500%	8/15/41	1,630	1,685
Tampa Electric Co.	6.550%	5/15/36	780	986
Tampa Electric Co.	6.150%	5/15/37	1,025	1,251
Tampa Electric Co.	4.100%	6/15/42	1,650	1,578
Tampa Electric Co.	4.350%	5/15/44	185	183
Tampa Electric Co.	4.200%	5/15/45	1,380	1,335
Toledo Edison Co.	6.150%	5/15/37	385	433
TransAlta Corp.	6.500%	3/15/40	590	442
Tri-State Generation & Transmission Association Inc.	4.700%	11/1/44	805	806
Union Electric Co.	5.300%	8/1/37	1,640	1,869
Union Electric Co.	8.450%	3/15/39	440	682
Union Electric Co.	3.900%	9/15/42	1,650	1,571
Union Electric Co.	3.650%	4/15/45	410	370
Virginia Electric & Power Co.	6.000%	1/15/36	2,085	2,564
Virginia Electric & Power Co.	6.000%	5/15/37	2,045	2,511
Virginia Electric & Power Co.	6.350%	11/30/37	1,725	2,206
Virginia Electric & Power Co.	8.875%	11/15/38	2,175	3,417
Virginia Electric & Power Co.	4.000%	1/15/43	1,475	1,414
Virginia Electric & Power Co.	4.650%	8/15/43	1,485	1,571
Virginia Electric & Power Co.	4.450%	2/15/44	1,845	1,899
Virginia Electric & Power Co.	4.200%	5/15/45	1,196	1,186
Westar Energy Inc.	4.125%	3/1/42	1,355	1,335
Westar Energy Inc.	4.100%	4/1/43	1,475	1,446
Westar Energy Inc.	4.625%	9/1/43	1,740	1,839
Westar Energy Inc.	4.250%	12/1/45	575	580
Wisconsin Electric Power Co.	5.625%	5/15/33	620	726
Wisconsin Electric Power Co.	5.700%	12/1/36	750	897
Wisconsin Electric Power Co.	3.650%	12/15/42	375	344
Wisconsin Electric Power Co.	4.250%	6/1/44	805	814

95

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wisconsin Electric Power Co.	4.300%	12/15/45	1,025	1,049
Wisconsin Power & Light Co.	6.375%	8/15/37	890	1,135
Wisconsin Power & Light Co.	4.100%	10/15/44	1,970	1,918
Wisconsin Public Service Corp.	3.671%	12/1/42	1,105	1,007
Wisconsin Public Service Corp.	4.752%	11/1/44	2,380	2,581
Xcel Energy Inc.	6.500%	7/1/36	1,700	2,054
Xcel Energy Inc.	4.800%	9/15/41	685	688
Natural Gas (0.4%)
AGL Capital Corp.	6.000%	10/1/34	850	949
AGL Capital Corp.	5.875%	3/15/41	2,305	2,560
AGL Capital Corp.	4.400%	6/1/43	1,350	1,243
Atmos Energy Corp.	5.500%	6/15/41	1,575	1,806
Atmos Energy Corp.	4.150%	1/15/43	1,680	1,627
Atmos Energy Corp.	4.125%	10/15/44	1,450	1,390
CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,600	1,783
KeySpan Corp.	8.000%	11/15/30	1,175	1,562
KeySpan Corp.	5.803%	4/1/35	1,000	1,094
Laclede Group Inc.	4.700%	8/15/44	850	845
NiSource Finance Corp.	6.250%	12/15/40	2,730	3,230
NiSource Finance Corp.	5.950%	6/15/41	2,875	3,302
Nisource Finance Corp.	5.250%	2/15/43	2,750	2,923
NiSource Finance Corp.	4.800%	2/15/44	1,825	1,856
ONE Gas Inc.	4.658%	2/1/44	1,778	1,843
Piedmont Natural Gas Co. Inc.	4.100%	9/18/34	850	828
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	850	879
Sempra Energy	6.000%	10/15/39	3,061	3,424
Southern California Gas Co.	5.750%	11/15/35	75	91
Southern California Gas Co.	3.750%	9/15/42	1,350	1,259
Southern California Gas Co.	4.450%	3/15/44	2,525	2,624
Other Utility (0.1%)
American Water Capital Corp.	6.593%	10/15/37	2,675	3,477
American Water Capital Corp.	4.300%	12/1/42	1,300	1,314
American Water Capital Corp.	4.300%	9/1/45	1,000	1,012
United Utilities plc	6.875%	8/15/28	1,625	1,858
Veolia Environnement SA	6.750%	6/1/38	1,525	1,865

				557,625

Total Corporate Bonds (Cost $4,393,715)				4,333,443

Sovereign Bonds (U.S. Dollar-Denominated) (5.2%)
Asian Development Bank	6.220%	8/15/27	2,275	3,017
Asian Development Bank	5.820%	6/16/28	1,480	1,875
CNOOC Finance 2013 Ltd.	4.250%	5/9/43	1,925	1,786
CNOOC Finance 2015 Australia Pty Ltd.	4.200%	5/5/45	500	454
CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	2,300	2,354
Ecopetrol SA	5.375%	6/26/26	3,100	2,631
Ecopetrol SA	7.375%	9/18/43	3,000	2,524
Ecopetrol SA	5.875%	5/28/45	6,875	4,907
European Investment Bank	4.875%	2/15/36	3,230	3,977
Export-Import Bank of Korea	3.250%	8/12/26	4,100	4,089
Federative Republic of Brazil	10.125%	5/15/27	3,650	4,334
Federative Republic of Brazil	12.250%	3/6/30	900	1,250
Hydro-Quebec	8.500%	12/1/29	1,421	2,117
Inter-American Development Bank	3.875%	10/28/41	1,730	1,879
Inter-American Development Bank	3.200%	8/7/42	1,750	1,688
Inter-American Development Bank	4.375%	1/24/44	1,325	1,551
International Bank for Reconstruction & Development	8.875%	3/1/26	1,000	1,523
International Bank for Reconstruction & Development	4.750%	2/15/35	1,725	2,099
5 KFW	0.000%	4/18/36	11,300	5,931
5 KFW	0.000%	6/29/37	1,825	916
Korea Electric Power Corp.	7.000%	2/1/27	750	934
Nexen Energy ULC	7.875%	3/15/32	1,800	2,319
Nexen Energy ULC	5.875%	3/10/35	2,650	2,891

96

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nexen Energy ULC	6.400%	5/15/37	4,055	4,580
Nexen Energy ULC	7.500%	7/30/39	2,025	2,662
3 Oriental Republic of Uruguay	4.375%	10/27/27	4,000	3,945
3 Oriental Republic of Uruguay	7.625%	3/21/36	2,043	2,523
3 Oriental Republic of Uruguay	4.125%	11/20/45	2,600	2,015
3 Oriental Republic of Uruguay	5.100%	6/18/50	13,350	11,481
4 Petroleos Mexicanos	4.500%	1/23/26	5,300	4,692
Petroleos Mexicanos	6.625%	6/15/35	8,220	7,379
Petroleos Mexicanos	6.625%	6/15/38	2,075	1,826
Petroleos Mexicanos	6.500%	6/2/41	10,300	8,988
Petroleos Mexicanos	5.500%	6/27/44	10,190	7,708
4 Petroleos Mexicanos	5.500%	6/27/44	3,700	2,799
Petroleos Mexicanos	6.375%	1/23/45	10,925	9,284
4 Petroleos Mexicanos	5.625%	1/23/46	9,100	6,966
Province of British Columbia	6.500%	1/15/26	1,935	2,514
Province of British Columbia	7.250%	9/1/36	500	754
Quebec	7.500%	9/15/29	7,715	11,049
Republic of Chile	3.625%	10/30/42	3,200	2,774
3 Republic of Colombia	4.500%	1/28/26	5,100	4,909
Republic of Colombia	10.375%	1/28/33	700	966
Republic of Colombia	7.375%	9/18/37	6,637	7,317
Republic of Colombia	6.125%	1/18/41	9,225	8,940
3 Republic of Colombia	5.625%	2/26/44	6,900	6,296
3 Republic of Colombia	5.000%	6/15/45	8,350	7,035
Republic of Finland	6.950%	2/15/26	695	926
Republic of Italy	5.375%	6/15/33	5,825	6,517
Republic of Korea	4.125%	6/10/44	3,400	3,831
Republic of Panama	7.125%	1/29/26	2,390	2,976
Republic of Panama	8.875%	9/30/27	2,560	3,539
Republic of Panama	9.375%	4/1/29	2,735	3,945
3 Republic of Panama	6.700%	1/26/36	7,001	8,324
3 Republic of Panama	4.300%	4/29/53	3,050	2,608
Republic of Peru	4.125%	8/25/27	3,700	3,651
Republic of Peru	8.750%	11/21/33	8,150	11,547
3 Republic of Peru	6.550%	3/14/37	5,425	6,286
Republic of Peru	5.625%	11/18/50	7,340	7,501
Republic of South Africa	6.250%	3/8/41	2,200	2,244
Republic of South Africa	5.375%	7/24/44	2,100	1,874
Republic of the Philippines	5.500%	3/30/26	2,075	2,451
Republic of the Philippines	9.500%	2/2/30	5,900	9,285
Republic of the Philippines	7.750%	1/14/31	8,975	12,644
Republic of the Philippines	6.375%	1/15/32	4,700	5,997
Republic of the Philippines	6.375%	10/23/34	9,175	12,031
Republic of the Philippines	5.000%	1/13/37	4,375	5,102
Republic of the Philippines	3.950%	1/20/40	7,702	7,789
Republic of Turkey	4.250%	4/14/26	5,000	4,694
Republic of Turkey	11.875%	1/15/30	4,150	6,807
Republic of Turkey	8.000%	2/14/34	5,675	7,094
Republic of Turkey	6.875%	3/17/36	10,700	12,011
Republic of Turkey	7.250%	3/5/38	2,900	3,404
Republic of Turkey	6.750%	5/30/40	6,300	7,025
Republic of Turkey	6.000%	1/14/41	10,339	10,587
Republic of Turkey	4.875%	4/16/43	11,980	10,553
Republic of Turkey	6.625%	2/17/45	2,475	2,787
State of Israel	4.500%	1/30/43	2,950	2,958
Statoil ASA	7.250%	9/23/27	3,000	3,895
Statoil ASA	6.800%	1/15/28	185	234
Statoil ASA	7.150%	1/15/29	1,290	1,657
Statoil ASA	5.100%	8/17/40	3,309	3,539
Statoil ASA	4.250%	11/23/41	1,925	1,826
Statoil ASA	3.950%	5/15/43	3,420	3,089
Statoil ASA	4.800%	11/8/43	2,610	2,698
United Mexican States	8.300%	8/15/31	3,160	4,673
United Mexican States	7.500%	4/8/33	2,440	3,172

97

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Mexican States	6.750%	9/27/34	7,022	8,424
United Mexican States	6.050%	1/11/40	11,300	12,458
United Mexican States	4.750%	3/8/44	14,615	13,399
United Mexican States	5.550%	1/21/45	10,380	10,602
United Mexican States	4.600%	1/23/46	10,276	9,140
United Mexican States	5.750%	10/12/10	9,050	8,404

Total Sovereign Bonds (Cost $489,425)				462,646

Taxable Municipal Bonds (5.4%)
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	1,100	1,443
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	680	810
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	645	885
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	550	639
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	3,300	3,808
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	450	524
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	175	234
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	2,995	4,352
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	600	736
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	1,095	1,442
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	4,400	5,919
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	2,850	3,922
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	2,140	2,922
California GO	7.700%	11/1/30	1,260	1,526
California GO	7.500%	4/1/34	8,280	11,593
California GO	7.950%	3/1/36	1,450	1,719
California GO	7.550%	4/1/39	10,500	15,264
California GO	7.300%	10/1/39	5,405	7,552
California GO	7.350%	11/1/39	3,675	5,159
California GO	7.625%	3/1/40	4,815	7,002
California GO	7.600%	11/1/40	5,750	8,547
California Public Works Board Lease Revenue (Various
Capital Projects)	8.361%	10/1/34	725	1,024
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	800	975
Chicago IL GO	7.375%	1/1/33	2,600	2,714
Chicago IL GO	7.781%	1/1/35	675	726
Chicago IL GO	5.432%	1/1/42	900	762
Chicago IL GO	6.314%	1/1/44	1,050	994
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	1,625	1,864
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	625	700
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,275	1,596
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	1,450	1,564
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	5,650	6,520
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	1,075	1,234
Chicago IL Water Revenue	6.742%	11/1/40	1,600	1,819
Clark County NV Airport System Revenue	6.881%	7/1/42	1,650	1,847
Clark County NV Airport System Revenue	6.820%	7/1/45	1,400	1,928
Colorado Bridge Enterprise Revenue	6.078%	12/1/40	1,280	1,594

98

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Commonwealth Financing Authority Pennsylvania
Revenue	6.218%	6/1/39	1,190	1,381
Connecticut GO	5.632%	12/1/29	2,000	2,315
Connecticut GO	5.090%	10/1/30	750	830
Connecticut GO	5.850%	3/15/32	3,350	3,920
Connecticut Special Tax Revenue (Transportation
Infrastructure)	5.459%	11/1/30	900	1,038
Cook County IL GO	6.229%	11/15/34	1,050	1,120
Curators of the University of Missouri System Facilities
Revenue	5.960%	11/1/39	1,220	1,515
Curators of the University of Missouri System Facilities
Revenue	5.792%	11/1/41	420	535
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	1,049
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	890	1,014
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,745	2,286
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	1,665	1,945
Dallas TX Convention Center Hotel Development Corp.
Hotel Revenue	7.088%	1/1/42	1,640	2,107
Dallas TX Independent School District GO	6.450%	2/15/35	1,495	1,735
Denver CO City & County School District No. 1 COP	4.242%	12/15/37	800	791
Denver CO City & County School District No. 1 COP	7.017%	12/15/37	850	1,115
Denver CO City & County School District No. 1 GO	5.664%	12/1/33	525	621
District of Columbia Income Tax Revenue	5.591%	12/1/34	675	808
District of Columbia Income Tax Revenue	5.582%	12/1/35	735	888
District of Columbia Water & Sewer Authority Public
Utility Revenue	5.522%	10/1/44	575	676
District of Columbia Water & Sewer Authority Public
Utility Revenue	4.814%	10/1/14	1,575	1,560
East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	700	770
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	1,990	2,486
George Washington University District of Columbia GO	4.300%	9/15/44	2,325	2,239
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	5,275	6,282
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	2,825	3,325
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	850	930
Grand Parkway Transportation Corp. Texas System Toll
Revenue	5.184%	10/1/42	1,000	1,177
Houston TX GO	6.290%	3/1/32	1,370	1,676
Houston TX Utility System Revenue	3.828%	5/15/28	1,200	1,244
Illinois GO	5.100%	6/1/33	23,440	22,175
Illinois GO	6.630%	2/1/35	2,870	2,964
Illinois GO	6.725%	4/1/35	2,000	2,070
Illinois GO	7.350%	7/1/35	2,855	3,097
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	1,670	2,078
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	600	722
Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	1,075	1,335
6 Industry CA Sales Tax Revenue	5.125%	1/1/51	1,000	1,012
JobsOhio Beverage System Statewide Liquor Profits
Revenue	3.985%	1/1/29	1,725	1,795
JobsOhio Beverage System Statewide Liquor Profits
Revenue	4.532%	1/1/35	1,050	1,111
Kansas Department of Transportation Highway
Revenue	4.596%	9/1/35	1,225	1,324
Kansas Development Finance Authority Revenue	4.727%	4/15/37	1,700	1,699
6 Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	500	555
Los Angeles CA Community College District GO	6.600%	8/1/42	1,300	1,777
Los Angeles CA Community College District GO	6.750%	8/1/49	1,950	2,755
Los Angeles CA Department of Airports International
Airport Revenue	6.582%	5/15/39	305	391
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	2,125	2,560
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	795	971

99

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water & Power
Revenue	6.166%	7/1/40	625	701
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	1,575	2,138
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	1,500	2,046
Los Angeles CA Unified School District GO	5.755%	7/1/29	1,140	1,351
Los Angeles CA Unified School District GO	5.750%	7/1/34	4,345	5,234
Los Angeles CA Unified School District GO	6.758%	7/1/34	2,760	3,636
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	2,350	2,856
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.488%	8/1/33	1,760	2,292
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.618%	8/1/40	700	978
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	850	1,029
Massachusetts GO	4.500%	8/1/31	1,500	1,605
Massachusetts GO	5.456%	12/1/39	3,550	4,279
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	1,430	1,740
Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,515	1,883
Massachusetts Water Pollution Abatement Trust
Revenue	5.192%	8/1/40	900	1,047
Metropolitan Government of Nashville & Davidson
County TN Convention Center Authority Tourism Tax
Revenue	6.731%	7/1/43	1,000	1,270
Metropolitan Government of Nashville & Davidson
County TN GO	5.707%	7/1/34	1,200	1,403
Metropolitan Washington DC/VA Airports Authority
Dulles Toll Road Revenue	7.462%	10/1/46	1,055	1,419
Metropolitan Water District of Southern California
Revenue	6.947%	7/1/40	575	669
Mississippi GO	5.245%	11/1/34	1,100	1,249
Missouri Highways & Transportation Commission Road
Revenue	5.445%	5/1/33	600	702
7 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	5,800	6,586
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.754%	12/15/28	2,650	2,757
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.104%	12/15/28	2,660	2,778
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.561%	12/15/40	1,425	1,509
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	4,689	6,665
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	6,060	8,347
New York City NY GO	5.206%	10/1/31	1,070	1,204
New York City NY GO	6.646%	12/1/31	400	465
New York City NY GO	6.246%	6/1/35	1,075	1,215
New York City NY GO	5.968%	3/1/36	1,265	1,564
New York City NY GO	5.985%	12/1/36	625	765
New York City NY GO	5.517%	10/1/37	1,175	1,389
New York City NY GO	6.271%	12/1/37	2,170	2,784
New York City NY GO	5.846%	6/1/40	550	684
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.750%	6/15/41	1,075	1,358
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	500	551
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	1,205	1,528
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	800	1,033
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	1,500	1,950

100

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.440%	6/15/43	1,995	2,428
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	2,570	3,319
New York City NY Transitional Finance Authority
Building Aid Revenue	6.828%	7/15/40	1,100	1,451
New York City NY Transitional Finance Authority Future
Tax Revenue	5.267%	5/1/27	200	226
New York City NY Transitional Finance Authority Future
Tax Revenue	5.767%	8/1/36	775	936
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	2,215	2,663
New York City NY Transitional Finance Authority Future
Tax Revenue	5.572%	11/1/38	1,150	1,386
New York Metropolitan Transportation Authority
Revenue	6.687%	11/15/40	730	955
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	65	86
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	3,625	5,285
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	575	727
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.548%	11/15/31	500	628
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.871%	11/15/39	700	833
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.648%	11/15/39	1,750	2,274
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.668%	11/15/39	2,345	3,074
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.500%	3/15/30	2,750	3,271
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.289%	3/15/33	500	583
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.427%	3/15/39	500	590
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	2,580	3,096
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.389%	3/15/40	735	874
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.600%	3/15/40	200	242
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.770%	3/15/39	1,625	1,970
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.838%	3/15/40	625	764
New York University Hospitals Center GO	4.428%	7/1/42	1,525	1,460
New York University Hospitals Center Revenue	5.750%	7/1/43	925	1,063
North Carolina Turnpike Authority Revenue	6.700%	1/1/39	170	188
North Texas Tollway Authority System Revenue	6.718%	1/1/49	3,135	4,297
Ohio State University General Receipts Revenue	4.910%	6/1/40	2,175	2,439
Ohio State University General Receipts Revenue	4.800%	6/1/11	1,882	1,815
Ohio State University General Receipts Revenue	5.590%	12/1/14	900	954
Ohio Water Development Authority Water Pollution
Control Loan Fund Revenue	4.879%	12/1/34	1,125	1,260
Orange County CA Local Transportation Authority Sales
Tax Revenue	6.908%	2/15/41	1,060	1,428
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	1,305	1,640
Oregon GO	5.892%	6/1/27	3,500	4,194
8 Oregon School Boards Association GO	4.759%	6/30/28	3,550	3,899
6 Oregon School Boards Association GO	5.528%	6/30/28	1,500	1,724
Pennsylvania GO	4.650%	2/15/26	2,100	2,262
Pennsylvania GO	5.350%	5/1/30	1,000	1,099

101

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania Public School Building Authority Lease
Revenue (School District of Philadelphia)	5.000%	9/15/27	1,098	1,180
Pennsylvania Turnpike Commission Revenue	6.105%	12/1/39	600	743
Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,075	2,415
Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	850	984
Philadelphia PA Industrial Development Authority City
Service Agreement Revenue	3.964%	4/15/26	1,000	989
Phoenix AZ GO	5.269%	7/1/34	100	117
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,260	2,716
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	1,025	1,213
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	2,695	3,189
Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	2,350	2,538
Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	1,200	1,268
Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	1,520	1,613
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	7,625	7,260
Port of Seattle WA Revenue	7.000%	5/1/36	100	113
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	1,000	1,014
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	1,150	1,337
Princeton University New Jersey GO	5.700%	3/1/39	1,400	1,840
Regional Transportation District of Colorado Sales Tax
Revenue	5.844%	11/1/50	1,110	1,422
Rutgers State University New Jersey Revenue	5.665%	5/1/40	1,185	1,408
Sacramento CA Municipal Utility District Revenue	6.156%	5/15/36	905	1,099
Sacramento CA Public Financing Authority Lease
Revenue	5.637%	4/1/50	900	955
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	1,100	1,253
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	600	760
San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	1,190	1,465
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	1,750	2,181
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,100	1,157
San Diego County CA Regional Airport Authority
Revenue	5.594%	7/1/43	900	973
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	1,365	1,719
San Diego County CA Water Authority Revenue	6.138%	5/1/49	2,450	3,178
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	1,325	1,615
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	1,815	2,539
Santa Clara Valley CA Transportation Authority Sales
Tax Revenue	5.876%	4/1/32	1,500	1,798
Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	1,500	1,749
South Carolina Public Service Authority Revenue	5.784%	12/1/41	250	288
South Carolina Public Service Authority Revenue	6.454%	1/1/50	2,100	2,629
Stanford University California GO	3.460%	5/1/47	950	896
Texas GO	5.517%	4/1/39	3,490	4,360
Texas Transportation Commission Revenue	5.028%	4/1/26	1,000	1,143
Texas Transportation Commission Revenue	5.178%	4/1/30	3,900	4,585
Texas Transportation Commission Revenue	4.631%	4/1/33	1,960	2,153
Texas Transportation Commission Revenue	4.681%	4/1/40	950	1,067
Tufts University Massachusetts GO	5.017%	4/15/12	935	965
University of California Regents General Revenue	4.601%	5/15/31	1,500	1,599
University of California Regents Medical Center
Revenue	6.548%	5/15/48	900	1,158
University of California Regents Medical Center
Revenue	6.583%	5/15/49	1,075	1,380
University of California Revenue	6.270%	5/15/31	500	558
University of California Revenue	5.770%	5/15/43	3,000	3,660
University of California Revenue	4.765%	5/15/44	1,600	1,628
University of California Revenue	4.131%	5/15/45	1,500	1,472
University of California Revenue	5.946%	5/15/45	1,400	1,708

102

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	University of California Revenue	4.858%	5/15/12	3,550	3,396
	University of California Revenue	4.767%	5/15/15	2,050	1,924
	University of Massachusetts Building Authority
	Revenue	5.450%	11/1/40	575	675
	University of North Carolina at Chapel Hill Revenue	3.847%	12/1/34	2,000	2,075
	University of Southern California GO	5.250%	10/1/11	950	1,075
	University of Texas System Revenue Financing System
	Revenue	5.262%	7/1/39	1,920	2,315
	University of Texas System Revenue Financing System
	Revenue	6.276%	8/15/41	890	989
	University of Texas System Revenue Financing System
	Revenue	5.134%	8/15/42	550	646
	University of Texas System Revenue Financing System
	Revenue	4.794%	8/15/46	1,575	1,786
	University of Virginia Revenue	6.200%	9/1/39	330	451
	Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	990	1,246
	Virginia Commonwealth Transportation Board Revenue	5.350%	5/15/35	640	735
	Washington Convention Center Public Facilities District
	Revenue	6.790%	7/1/40	600	733
	Washington GO	5.090%	8/1/33	945	1,076
	Washington GO	5.481%	8/1/39	1,160	1,402
	Washington GO	5.140%	8/1/40	1,210	1,423
6	Wisconsin GO	5.700%	5/1/26	1,745	2,020

Total Taxable Municipal Bonds (Cost $428,230)					476,686

				Shares

Temporary Cash Investment (0.3%)
Money Market Fund (0.3%)
9	Vanguard Market Liquidity Fund (Cost
	$23,090)	0.363%		23,089,687	23,090

Total Investments (99.1%) (Cost $8,627,798)					8,736,083
Other Assets and Liabilities—Net (0.9%)					79,644

Net Assets (100%)					8,815,727

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was $125,034,000, representing 1.4% of net assets.
5 Guaranteed by the Federal Republic of Germany.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
8 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.

103

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA3140 022016

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (63.7%)
U.S. Government Securities (39.8%)
United States Treasury Note/Bond	3.125%	1/31/17	230,980	236,574
United States Treasury Note/Bond	0.625%	2/15/17	185,251	184,818
United States Treasury Note/Bond	4.625%	2/15/17	81,615	84,982
United States Treasury Note/Bond	0.500%	2/28/17	121,025	120,552
United States Treasury Note/Bond	0.875%	2/28/17	175,516	175,625
United States Treasury Note/Bond	3.000%	2/28/17	71,140	72,874
United States Treasury Note/Bond	0.750%	3/15/17	455,800	455,157
United States Treasury Note/Bond	0.500%	3/31/17	60,016	59,753
United States Treasury Note/Bond	1.000%	3/31/17	305,735	306,261
United States Treasury Note/Bond	3.250%	3/31/17	136,940	140,877
United States Treasury Note/Bond	0.875%	4/15/17	556,825	556,736
United States Treasury Note/Bond	0.500%	4/30/17	59,500	59,193
United States Treasury Note/Bond	0.875%	4/30/17	173,100	173,019
United States Treasury Note/Bond	3.125%	4/30/17	7,319	7,531
United States Treasury Note/Bond	0.875%	5/15/17	218,285	218,182
United States Treasury Note/Bond	4.500%	5/15/17	41,605	43,607
United States Treasury Note/Bond	8.750%	5/15/17	183,135	202,507
United States Treasury Note/Bond	0.625%	5/31/17	287,358	286,099
United States Treasury Note/Bond	2.750%	5/31/17	262,075	268,750
United States Treasury Note/Bond	0.875%	6/15/17	301,455	301,172
United States Treasury Note/Bond	0.625%	6/30/17	4,920	4,895
United States Treasury Note/Bond	0.750%	6/30/17	110,110	109,766
United States Treasury Note/Bond	2.500%	6/30/17	559,395	571,981
United States Treasury Note/Bond	0.875%	7/15/17	313,175	312,686
United States Treasury Note/Bond	0.500%	7/31/17	139,446	138,400
United States Treasury Note/Bond	2.375%	7/31/17	170,594	174,219
United States Treasury Note/Bond	0.875%	8/15/17	498,645	497,553
United States Treasury Note/Bond	4.750%	8/15/17	641,705	680,406
United States Treasury Note/Bond	8.875%	8/15/17	115,330	129,980
United States Treasury Note/Bond	0.625%	8/31/17	99,731	99,092
United States Treasury Note/Bond	1.875%	8/31/17	16,875	17,110
United States Treasury Note/Bond	1.000%	9/15/17	473,982	473,759
United States Treasury Note/Bond	0.625%	9/30/17	103,215	102,505
United States Treasury Note/Bond	1.875%	9/30/17	55,175	55,960
United States Treasury Note/Bond	0.875%	10/15/17	413,335	412,107
United States Treasury Note/Bond	0.750%	10/31/17	301,377	299,777
United States Treasury Note/Bond	1.875%	10/31/17	298,321	302,703
United States Treasury Note/Bond	0.875%	11/15/17	604,081	602,100
United States Treasury Note/Bond	4.250%	11/15/17	215,725	228,433
United States Treasury Note/Bond	0.625%	11/30/17	474,865	471,009
United States Treasury Note/Bond	0.875%	11/30/17	68,000	67,809
United States Treasury Note/Bond	2.250%	11/30/17	30,600	31,279
United States Treasury Note/Bond	1.000%	12/15/17	356,470	356,024
United States Treasury Note/Bond	0.750%	12/31/17	19,235	19,109
United States Treasury Note/Bond	2.750%	12/31/17	400	413
United States Treasury Note/Bond	0.875%	1/15/18	211,175	210,218
United States Treasury Note/Bond	0.875%	1/31/18	506,300	503,850
United States Treasury Note/Bond	2.625%	1/31/18	278,308	286,961
United States Treasury Note/Bond	1.000%	2/15/18	333,000	332,064
United States Treasury Note/Bond	3.500%	2/15/18	182,405	191,525
United States Treasury Note/Bond	0.750%	2/28/18	160,105	158,754
United States Treasury Note/Bond	2.750%	2/28/18	428,100	442,882
United States Treasury Note/Bond	1.000%	3/15/18	568,068	566,204
United States Treasury Note/Bond	0.750%	3/31/18	138,065	136,857
United States Treasury Note/Bond	2.875%	3/31/18	94,354	97,951
United States Treasury Note/Bond	0.750%	4/15/18	207,110	205,103
United States Treasury Note/Bond	0.625%	4/30/18	63,983	63,163
United States Treasury Note/Bond	1.000%	5/15/18	171,109	170,307
United States Treasury Note/Bond	9.125%	5/15/18	20,890	24,794
United States Treasury Note/Bond	1.000%	5/31/18	652,760	649,496
United States Treasury Note/Bond	2.375%	5/31/18	370,620	381,101

1

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.125%	6/15/18	333,106	332,430
United States Treasury Note/Bond	1.375%	6/30/18	137,070	137,648
United States Treasury Note/Bond	2.375%	6/30/18	394,585	406,115
United States Treasury Note/Bond	0.875%	7/15/18	443,519	439,638
United States Treasury Note/Bond	1.375%	7/31/18	222,793	223,664
United States Treasury Note/Bond	2.250%	7/31/18	26,604	27,302
United States Treasury Note/Bond	1.000%	8/15/18	251,158	249,628
United States Treasury Note/Bond	4.000%	8/15/18	400	429
United States Treasury Note/Bond	1.500%	8/31/18	578,775	582,664
United States Treasury Note/Bond	1.000%	9/15/18	808,885	803,320
United States Treasury Note/Bond	1.375%	9/30/18	275,200	276,103
United States Treasury Note/Bond	0.875%	10/15/18	57,401	56,773
United States Treasury Note/Bond	1.250%	10/31/18	153,280	153,064
United States Treasury Note/Bond	1.750%	10/31/18	159,775	161,847
United States Treasury Note/Bond	1.250%	11/15/18	615,557	614,597
United States Treasury Note/Bond	3.750%	11/15/18	257,786	275,751
United States Treasury Note/Bond	9.000%	11/15/18	125	152
United States Treasury Note/Bond	1.250%	11/30/18	295,160	294,652
United States Treasury Note/Bond	1.375%	11/30/18	400	401
United States Treasury Note/Bond	1.375%	12/31/18	68,175	68,228
United States Treasury Note/Bond	1.500%	12/31/18	153,440	154,160
United States Treasury Note/Bond	1.250%	1/31/19	54,800	54,629
United States Treasury Note/Bond	1.500%	1/31/19	268,075	269,037
United States Treasury Note/Bond	2.750%	2/15/19	258,075	268,922
United States Treasury Note/Bond	8.875%	2/15/19	72,220	88,842
United States Treasury Note/Bond	1.375%	2/28/19	122,070	121,994
United States Treasury Note/Bond	1.500%	2/28/19	85,545	85,812
United States Treasury Note/Bond	1.500%	3/31/19	30,965	31,057
United States Treasury Note/Bond	1.625%	3/31/19	300,785	302,758
United States Treasury Note/Bond	1.250%	4/30/19	2,781	2,764
United States Treasury Note/Bond	1.625%	4/30/19	375,075	377,303
United States Treasury Note/Bond	3.125%	5/15/19	401,309	423,445
United States Treasury Note/Bond	1.125%	5/31/19	203,315	201,028
United States Treasury Note/Bond	1.500%	5/31/19	275,605	275,864
United States Treasury Note/Bond	1.000%	6/30/19	13,462	13,239
United States Treasury Note/Bond	1.625%	6/30/19	259,575	260,751
United States Treasury Note/Bond	0.875%	7/31/19	83,706	81,823
United States Treasury Note/Bond	1.625%	7/31/19	230,496	231,323
United States Treasury Note/Bond	3.625%	8/15/19	735,167	789,268
United States Treasury Note/Bond	8.125%	8/15/19	6,636	8,181
United States Treasury Note/Bond	1.625%	8/31/19	387,144	388,293
United States Treasury Note/Bond	1.000%	9/30/19	38,600	37,786
United States Treasury Note/Bond	1.750%	9/30/19	354,421	356,859
United States Treasury Note/Bond	1.250%	10/31/19	600	593
United States Treasury Note/Bond	1.500%	10/31/19	505,710	504,132
United States Treasury Note/Bond	3.375%	11/15/19	578,485	617,712
United States Treasury Note/Bond	1.000%	11/30/19	147,175	143,864
United States Treasury Note/Bond	1.500%	11/30/19	503,150	501,263
United States Treasury Note/Bond	1.125%	12/31/19	95,000	93,204
United States Treasury Note/Bond	1.625%	12/31/19	39,053	39,053
United States Treasury Note/Bond	1.250%	1/31/20	586,215	577,240
United States Treasury Note/Bond	1.375%	1/31/20	160,508	158,827
United States Treasury Note/Bond	3.625%	2/15/20	477,635	515,249
United States Treasury Note/Bond	8.500%	2/15/20	15,275	19,452
United States Treasury Note/Bond	1.250%	2/29/20	77,506	76,247
United States Treasury Note/Bond	1.375%	2/29/20	173,735	171,753
United States Treasury Note/Bond	1.125%	3/31/20	300	293
United States Treasury Note/Bond	1.375%	3/31/20	145,643	143,868
United States Treasury Note/Bond	1.125%	4/30/20	209,925	205,137
United States Treasury Note/Bond	1.375%	4/30/20	113,298	111,829
United States Treasury Note/Bond	3.500%	5/15/20	601,005	646,177
United States Treasury Note/Bond	8.750%	5/15/20	70	91
United States Treasury Note/Bond	1.375%	5/31/20	292,855	288,644
United States Treasury Note/Bond	1.500%	5/31/20	118,577	117,595

2

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.625%	6/30/20	87,480	87,125
United States Treasury Note/Bond	1.875%	6/30/20	270,460	272,361
United States Treasury Note/Bond	1.625%	7/31/20	334,265	332,697
United States Treasury Note/Bond	2.000%	7/31/20	105,803	107,026
United States Treasury Note/Bond	2.625%	8/15/20	375,247	389,788
United States Treasury Note/Bond	8.750%	8/15/20	192,190	251,709
United States Treasury Note/Bond	1.375%	8/31/20	388,755	382,558
United States Treasury Note/Bond	2.125%	8/31/20	155,666	158,171
United States Treasury Note/Bond	2.000%	9/30/20	30,741	31,077
United States Treasury Note/Bond	1.375%	10/31/20	205,217	201,626
United States Treasury Note/Bond	1.750%	10/31/20	232,227	231,865
United States Treasury Note/Bond	2.625%	11/15/20	516,599	536,777
United States Treasury Note/Bond	1.625%	11/30/20	394,003	391,726
United States Treasury Note/Bond	2.000%	11/30/20	279,455	282,294
United States Treasury Note/Bond	1.750%	12/31/20	651,150	650,746
United States Treasury Note/Bond	2.375%	12/31/20	342,770	352,409
United States Treasury Note/Bond	2.125%	1/31/21	104,586	106,122
United States Treasury Note/Bond	3.625%	2/15/21	381,842	415,074
United States Treasury Note/Bond	7.875%	2/15/21	209,734	271,476
United States Treasury Note/Bond	2.000%	2/28/21	426,858	430,324
United States Treasury Note/Bond	2.250%	3/31/21	364,501	371,904
United States Treasury Note/Bond	2.250%	4/30/21	369,725	377,005
United States Treasury Note/Bond	3.125%	5/15/21	391,810	416,725
United States Treasury Note/Bond	8.125%	5/15/21	110	145
United States Treasury Note/Bond	2.000%	5/31/21	180,660	181,874
United States Treasury Note/Bond	2.125%	6/30/21	344,450	348,756
United States Treasury Note/Bond	2.250%	7/31/21	224,925	229,142
United States Treasury Note/Bond	2.125%	8/15/21	51,200	51,800
United States Treasury Note/Bond	8.125%	8/15/21	35,690	47,518
United States Treasury Note/Bond	2.000%	8/31/21	374,915	376,497
United States Treasury Note/Bond	2.125%	9/30/21	363,791	367,542
United States Treasury Note/Bond	2.000%	10/31/21	287,265	288,029
United States Treasury Note/Bond	2.000%	11/15/21	335,482	336,374
United States Treasury Note/Bond	8.000%	11/15/21	49,276	65,807
United States Treasury Note/Bond	1.875%	11/30/21	362,398	360,811
United States Treasury Note/Bond	2.125%	12/31/21	308,010	310,705
United States Treasury Note/Bond	1.500%	1/31/22	170,965	166,183
United States Treasury Note/Bond	2.000%	2/15/22	81,791	81,932
United States Treasury Note/Bond	1.750%	2/28/22	548,357	540,472
United States Treasury Note/Bond	1.750%	3/31/22	204,550	201,322
United States Treasury Note/Bond	1.750%	4/30/22	257,300	253,160
United States Treasury Note/Bond	1.750%	5/15/22	31,220	30,703
United States Treasury Note/Bond	1.875%	5/31/22	259,720	257,164
United States Treasury Note/Bond	2.125%	6/30/22	220,235	221,301
United States Treasury Note/Bond	2.000%	7/31/22	246,925	246,268
United States Treasury Note/Bond	1.625%	8/15/22	55,910	54,451
United States Treasury Note/Bond	7.250%	8/15/22	3,014	3,986
United States Treasury Note/Bond	1.875%	8/31/22	393,030	388,424
United States Treasury Note/Bond	1.750%	9/30/22	322,915	316,405
United States Treasury Note/Bond	1.875%	10/31/22	356,940	352,311
United States Treasury Note/Bond	1.625%	11/15/22	135,200	131,313
United States Treasury Note/Bond	2.000%	11/30/22	272,290	270,716
United States Treasury Note/Bond	2.125%	12/31/22	262,400	262,809
United States Treasury Note/Bond	2.000%	2/15/23	60,251	59,884
United States Treasury Note/Bond	7.125%	2/15/23	163,535	218,345
United States Treasury Note/Bond	1.750%	5/15/23	671,148	653,638
United States Treasury Note/Bond	2.500%	8/15/23	526,785	540,366
United States Treasury Note/Bond	6.250%	8/15/23	308,228	397,805
United States Treasury Note/Bond	2.750%	11/15/23	419,162	437,370
United States Treasury Note/Bond	2.750%	2/15/24	459,279	478,224
United States Treasury Note/Bond	2.500%	5/15/24	657,918	672,004
United States Treasury Note/Bond	2.375%	8/15/24	455,390	459,944
United States Treasury Note/Bond	2.250%	11/15/24	600,474	600,006
United States Treasury Note/Bond	7.500%	11/15/24	1,325	1,888

3

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.000%	2/15/25	224,279	219,127
United States Treasury Note/Bond	7.625%	2/15/25	2,112	3,052
United States Treasury Note/Bond	2.125%	5/15/25	841,202	829,770
United States Treasury Note/Bond	2.000%	8/15/25	528,325	514,953
United States Treasury Note/Bond	6.875%	8/15/25	17,689	24,756
United States Treasury Note/Bond	2.250%	11/15/25	879,290	876,951
United States Treasury Note/Bond	6.000%	2/15/26	50,679	67,617
United States Treasury Note/Bond	6.750%	8/15/26	32,360	45,820
United States Treasury Note/Bond	6.500%	11/15/26	65,779	91,967
United States Treasury Note/Bond	6.375%	8/15/27	63,585	89,247
United States Treasury Note/Bond	5.500%	8/15/28	39,225	52,145
United States Treasury Note/Bond	5.250%	11/15/28	3,485	4,549
United States Treasury Note/Bond	5.250%	2/15/29	48,145	63,010
United States Treasury Note/Bond	6.125%	8/15/29	75,455	106,981
United States Treasury Note/Bond	6.250%	5/15/30	93,038	134,760
United States Treasury Note/Bond	5.375%	2/15/31	278,660	377,453
United States Treasury Note/Bond	4.500%	2/15/36	160,499	205,389
United States Treasury Note/Bond	4.750%	2/15/37	5,000	6,618
United States Treasury Note/Bond	5.000%	5/15/37	6,000	8,212
United States Treasury Note/Bond	4.375%	2/15/38	69,403	87,448
United States Treasury Note/Bond	4.500%	5/15/38	22,613	28,991
United States Treasury Note/Bond	3.500%	2/15/39	167,651	185,150
United States Treasury Note/Bond	4.250%	5/15/39	98,885	121,983
United States Treasury Note/Bond	4.500%	8/15/39	66,272	84,694
United States Treasury Note/Bond	4.375%	11/15/39	184,026	231,096
United States Treasury Note/Bond	4.625%	2/15/40	186,077	242,015
United States Treasury Note/Bond	4.375%	5/15/40	216,060	271,527
United States Treasury Note/Bond	3.875%	8/15/40	113,672	132,694
United States Treasury Note/Bond	4.250%	11/15/40	208,570	257,519
1 United States Treasury Note/Bond	4.750%	2/15/41	208,930	277,419
United States Treasury Note/Bond	4.375%	5/15/41	119,898	151,146
United States Treasury Note/Bond	3.750%	8/15/41	10	11
United States Treasury Note/Bond	3.125%	11/15/41	79,150	81,673
United States Treasury Note/Bond	3.125%	2/15/42	36,027	37,153
United States Treasury Note/Bond	3.000%	5/15/42	125,799	126,408
United States Treasury Note/Bond	2.750%	8/15/42	456,815	436,044
United States Treasury Note/Bond	2.750%	11/15/42	546,619	520,567
United States Treasury Note/Bond	3.125%	2/15/43	166,938	170,876
United States Treasury Note/Bond	2.875%	5/15/43	408,940	398,205
United States Treasury Note/Bond	3.625%	8/15/43	281,900	317,138
United States Treasury Note/Bond	3.750%	11/15/43	268,181	308,574
United States Treasury Note/Bond	3.625%	2/15/44	401,117	450,567
United States Treasury Note/Bond	3.375%	5/15/44	259,981	278,627
United States Treasury Note/Bond	3.125%	8/15/44	292,450	298,480
United States Treasury Note/Bond	3.000%	11/15/44	316,027	314,396
United States Treasury Note/Bond	2.500%	2/15/45	400,489	358,750
United States Treasury Note/Bond	3.000%	5/15/45	479,435	476,438
United States Treasury Note/Bond	2.875%	8/15/45	411,420	398,950
United States Treasury Note/Bond	3.000%	11/15/45	299,325	297,969
				58,773,205
Agency Bonds and Notes (3.0%)
2 AID-Israel	5.500%	9/18/23	542	653
2 AID-Israel	5.500%	12/4/23	3,268	3,941
2 AID-Israel	5.500%	4/26/24	20,405	24,730
2 AID-Jordan	1.945%	6/23/19	7,750	7,808
2 AID-Jordan	2.503%	10/30/20	10,100	10,326
2 AID-Jordan	2.578%	6/30/22	3,400	3,442
2 AID-Tunisia	2.452%	7/24/21	3,275	3,299
2 AID-Ukraine	1.844%	5/16/19	4,650	4,691
2 AID-Ukraine	1.847%	5/29/20	11,500	11,451
3 Federal Farm Credit Banks	4.875%	1/17/17	13,120	13,664
3 Federal Farm Credit Banks	1.125%	9/22/17	5,000	5,002
3 Federal Farm Credit Banks	1.000%	9/25/17	5,975	5,964
3 Federal Farm Credit Banks	1.125%	12/18/17	16,800	16,796

4

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Federal Farm Credit Banks	1.110%	2/20/18	5,800	5,790
3 Federal Farm Credit Banks	1.100%	6/1/18	10,000	9,958
3 Federal Farm Credit Banks	5.150%	11/15/19	15,675	17,726
3 Federal Farm Credit Banks	3.500%	12/20/23	5,000	5,385
3 Federal Home Loan Banks	0.875%	3/10/17	3,950	3,949
3 Federal Home Loan Banks	4.875%	5/17/17	114,335	120,319
3 Federal Home Loan Banks	0.875%	5/24/17	41,460	41,380
3 Federal Home Loan Banks	0.625%	5/30/17	75,000	74,592
3 Federal Home Loan Banks	1.000%	6/21/17	144,740	144,665
3 Federal Home Loan Banks	0.860%	8/1/17	13,800	13,758
3 Federal Home Loan Banks	0.750%	8/28/17	9,000	8,952
3 Federal Home Loan Banks	0.625%	10/26/17	53,000	52,554
3 Federal Home Loan Banks	5.000%	11/17/17	7,690	8,238
3 Federal Home Loan Banks	1.000%	12/19/17	52,000	51,864
3 Federal Home Loan Banks	1.375%	3/9/18	31,000	31,113
3 Federal Home Loan Banks	1.125%	4/25/18	36,475	36,375
3 Federal Home Loan Banks	2.750%	6/8/18	26,950	27,897
3 Federal Home Loan Banks	5.375%	8/15/18	4,820	5,320
3 Federal Home Loan Banks	1.875%	3/13/20	795	801
3 Federal Home Loan Banks	4.125%	3/13/20	8,100	8,890
3 Federal Home Loan Banks	3.375%	6/12/20	25,725	27,465
3 Federal Home Loan Banks	5.250%	12/11/20	6,850	7,939
3 Federal Home Loan Banks	2.250%	6/11/21	30,750	31,111
3 Federal Home Loan Banks	5.625%	6/11/21	19,450	23,041
3 Federal Home Loan Banks	2.125%	3/10/23	36,695	36,294
3 Federal Home Loan Banks	2.875%	6/14/24	40,400	41,608
3 Federal Home Loan Banks	5.375%	8/15/24	24,600	30,007
3 Federal Home Loan Banks	2.875%	9/13/24	14,985	15,362
3 Federal Home Loan Banks	5.500%	7/15/36	19,780	25,803
4 Federal Home Loan Mortgage Corp.	0.500%	1/27/17	36,395	36,258
4 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	28,225	29,519
4 Federal Home Loan Mortgage Corp.	0.875%	2/22/17	39,850	39,854
4 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	35,200	35,251
4 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	10,000	10,514
4 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	90,225	90,508
4 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	36,050	36,026
4 Federal Home Loan Mortgage Corp.	0.750%	7/14/17	32,125	31,977
4 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	136,906	136,787
4 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	33,450	35,843
4 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	87,850	87,690
4 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	26,045	27,961
4 Federal Home Loan Mortgage Corp.	1.000%	12/15/17	70,000	69,817
4 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	31,725	31,462
4 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	29,170	28,963
4 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	22,750	24,712
4 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	60,848	65,148
4 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	62,007	62,457
4 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	31,910	31,534
4 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	103,270	101,811
4 Federal Home Loan Mortgage Corp.	0.000%	11/29/19	150	138
4 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	63,970	63,045
4 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	88,189	89,450
4 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	3,606	5,120
4 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	64,969	93,108
4 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	8,104	11,241
4 Federal National Mortgage Assn.	1.250%	1/30/17	28,070	28,188
4 Federal National Mortgage Assn.	5.000%	2/13/17	79,595	83,217
4 Federal National Mortgage Assn.	0.750%	4/20/17	13,275	13,235
4 Federal National Mortgage Assn.	1.125%	4/27/17	117,475	117,672
4 Federal National Mortgage Assn.	5.000%	5/11/17	142,581	150,212
4 Federal National Mortgage Assn.	5.375%	6/12/17	91,640	97,304
4 Federal National Mortgage Assn.	0.875%	8/28/17	8,055	8,029
4 Federal National Mortgage Assn.	1.000%	9/27/17	25,000	24,955
4 Federal National Mortgage Assn.	0.875%	10/26/17	82,150	81,782

5

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Federal National Mortgage Assn.	0.900%	11/7/17	70	70
4,5	Federal National Mortgage Assn.	1.000%	11/15/17	40	40
4	Federal National Mortgage Assn.	0.875%	12/20/17	51,400	51,141
4,5	Federal National Mortgage Assn.	1.000%	12/28/17	70	70
4	Federal National Mortgage Assn.	0.875%	2/8/18	79,070	78,563
4	Federal National Mortgage Assn.	0.875%	5/21/18	141,365	140,040
4	Federal National Mortgage Assn.	1.125%	7/20/18	100,775	100,384
4	Federal National Mortgage Assn.	1.875%	9/18/18	41,050	41,631
4	Federal National Mortgage Assn.	1.125%	10/19/18	63,950	63,556
4	Federal National Mortgage Assn.	1.625%	11/27/18	70,440	70,947
4	Federal National Mortgage Assn.	1.125%	12/14/18	55,000	54,564
4	Federal National Mortgage Assn.	1.875%	2/19/19	53,110	53,796
4	Federal National Mortgage Assn.	1.750%	6/20/19	48,425	48,782
4	Federal National Mortgage Assn.	1.750%	9/12/19	67,575	67,887
4	Federal National Mortgage Assn.	0.000%	10/9/19	19,695	18,231
4	Federal National Mortgage Assn.	1.750%	11/26/19	61,950	62,205
4	Federal National Mortgage Assn.	1.625%	1/21/20	30,800	30,718
4	Federal National Mortgage Assn.	1.500%	6/22/20	52,100	51,447
4	Federal National Mortgage Assn.	1.500%	11/30/20	41,400	40,698
4	Federal National Mortgage Assn.	1.875%	12/28/20	40,000	40,022
4	Federal National Mortgage Assn.	2.625%	9/6/24	36,525	36,907
4	Federal National Mortgage Assn.	6.250%	5/15/29	3,995	5,431
4	Federal National Mortgage Assn.	7.125%	1/15/30	26,389	38,627
4	Federal National Mortgage Assn.	7.250%	5/15/30	47,677	70,682
4	Federal National Mortgage Assn.	6.625%	11/15/30	24,700	35,042
4	Federal National Mortgage Assn.	5.625%	7/15/37	7,765	10,340
3	Financing Corp.	9.800%	4/6/18	1,750	2,076
3	Financing Corp.	10.350%	8/3/18	4,910	6,017
3	Financing Corp.	9.650%	11/2/18	10,615	13,001
3	Financing Corp.	9.700%	4/5/19	1,575	1,972
	Private Export Funding Corp.	1.375%	2/15/17	2,030	2,033
	Private Export Funding Corp.	2.250%	12/15/17	4,600	4,677
	Private Export Funding Corp.	1.875%	7/15/18	4,300	4,322
	Private Export Funding Corp.	4.375%	3/15/19	8,760	9,458
	Private Export Funding Corp.	1.450%	8/15/19	13,800	13,540
	Private Export Funding Corp.	2.250%	3/15/20	8,000	8,063
	Private Export Funding Corp.	2.300%	9/15/20	2,475	2,493
	Private Export Funding Corp.	4.300%	12/15/21	10,975	12,116
	Private Export Funding Corp.	2.800%	5/15/22	2,625	2,668
	Private Export Funding Corp.	2.050%	11/15/22	8,335	8,049
	Private Export Funding Corp.	3.550%	1/15/24	4,200	4,453
	Private Export Funding Corp.	2.450%	7/15/24	8,300	8,081
	Private Export Funding Corp.	3.250%	6/15/25	2,475	2,544
	Resolution Funding Corp.	8.125%	10/15/19	450	553
	Resolution Funding Corp.	8.875%	7/15/20	180	234
	Resolution Funding Corp.	8.625%	1/15/30	110	176
	Small Business Administration Variable Rate Interest
	Only Custodial Receipts (U.S. Government
	Guaranteed)	2.719%	7/15/17	4,449	3
3	Tennessee Valley Authority	5.500%	7/18/17	17,208	18,356
3	Tennessee Valley Authority	4.500%	4/1/18	6,360	6,812
3	Tennessee Valley Authority	1.750%	10/15/18	6,460	6,520
3	Tennessee Valley Authority	3.875%	2/15/21	10,915	11,903
3	Tennessee Valley Authority	1.875%	8/15/22	7,300	7,110
3	Tennessee Valley Authority	2.875%	9/15/24	9,637	9,648
3	Tennessee Valley Authority	6.750%	11/1/25	17,306	22,809
3	Tennessee Valley Authority	7.125%	5/1/30	27,165	38,793
3	Tennessee Valley Authority	4.650%	6/15/35	15,169	16,990
3	Tennessee Valley Authority	5.880%	4/1/36	10,200	13,020
3	Tennessee Valley Authority	6.150%	1/15/38	920	1,224
3	Tennessee Valley Authority	5.500%	6/15/38	2,550	3,142
3	Tennessee Valley Authority	5.250%	9/15/39	9,178	11,110
3	Tennessee Valley Authority	3.500%	12/15/42	9,015	8,257
3	Tennessee Valley Authority	4.875%	1/15/48	6,951	7,769

6

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Tennessee Valley Authority	5.375%	4/1/56	6,250	7,430
3	Tennessee Valley Authority	4.625%	9/15/60	7,468	7,820
3	Tennessee Valley Authority	4.250%	9/15/65	14,725	14,214
					4,431,988
Conventional Mortgage-Backed Securities (20.6%)
4,5	Fannie Mae Pool	2.000%	8/1/28–10/1/28	80,801	79,512
4,5,6	Fannie Mae Pool	2.500%	11/1/26–2/1/43	859,101	864,819
4,5,6	Fannie Mae Pool	3.000%	9/1/20–1/1/46	2,427,668	2,464,753
4,5,6	Fannie Mae Pool	3.500%	10/1/18–1/1/46	3,353,001	3,475,528
4,5,6	Fannie Mae Pool	4.000%	6/1/18–1/1/46	2,388,639	2,535,172
4,5,6	Fannie Mae Pool	4.500%	1/1/18–1/1/46	1,286,620	1,391,433
4,5,6	Fannie Mae Pool	5.000%	3/1/17–1/1/46	735,888	809,038
4,5	Fannie Mae Pool	5.500%	11/1/16–1/1/46	577,895	644,276
4,5	Fannie Mae Pool	6.000%	3/1/16–5/1/41	377,002	426,703
4,5	Fannie Mae Pool	6.500%	4/1/16–10/1/39	112,753	130,271
4,5	Fannie Mae Pool	7.000%	3/1/16–11/1/38	37,172	42,777
4,5	Fannie Mae Pool	7.500%	3/1/16–12/1/32	3,061	3,428
4,5	Fannie Mae Pool	8.000%	7/1/17–9/1/31	1,056	1,189
4,5	Fannie Mae Pool	8.500%	11/1/18–5/1/32	457	526
4,5	Fannie Mae Pool	9.000%	2/1/17–8/1/30	109	121
4,5	Fannie Mae Pool	9.500%	3/1/17–11/1/25	151	174
4,5	Fannie Mae Pool	10.000%	10/1/16–12/1/17	1	1
4,5	Freddie Mac Gold Pool	2.000%	7/1/28–1/1/29	52,253	51,404
4,5	Freddie Mac Gold Pool	2.500%	4/1/27–3/1/43	661,515	667,670
4,5,6	Freddie Mac Gold Pool	3.000%	3/1/21–1/1/46	1,540,188	1,561,102
4,5,6	Freddie Mac Gold Pool	3.500%	12/1/20–1/1/46	2,041,250	2,110,721
4,5,6	Freddie Mac Gold Pool	4.000%	3/1/18–1/1/46	1,531,946	1,622,231
4,5,6	Freddie Mac Gold Pool	4.500%	12/1/17–1/1/46	777,941	838,297
4,5,6	Freddie Mac Gold Pool	5.000%	12/1/16–1/1/46	438,322	477,663
4,5	Freddie Mac Gold Pool	5.500%	3/1/16–6/1/41	351,271	389,390
4,5	Freddie Mac Gold Pool	6.000%	2/1/16–5/1/40	208,200	234,652
4,5	Freddie Mac Gold Pool	6.500%	1/1/16–9/1/39	60,451	70,010
4,5	Freddie Mac Gold Pool	7.000%	1/1/16–12/1/38	22,091	25,641
4,5	Freddie Mac Gold Pool	7.500%	1/1/16–2/1/32	1,794	2,056
4,5	Freddie Mac Gold Pool	8.000%	1/1/16–1/1/32	1,829	2,080
4,5	Freddie Mac Gold Pool	8.500%	3/1/21–7/1/31	352	401
4,5	Freddie Mac Gold Pool	9.000%	7/1/20–3/1/31	268	301
4,5	Freddie Mac Gold Pool	9.500%	4/1/16–6/1/25	33	36
4,5	Freddie Mac Gold Pool	10.000%	11/1/16–4/1/25	3	4
4,5	Freddie Mac Non Gold Pool	8.000%	2/1/17–6/1/17	2	2
4,5	Freddie Mac Non Gold Pool	8.500%	6/1/18	3	4
4,5	Freddie Mac Non Gold Pool	9.500%	3/1/20	2	2
5	Ginnie Mae I Pool	3.000%	1/15/26–6/15/45	277,217	281,947
5	Ginnie Mae I Pool	3.500%	11/15/25–4/15/45	356,298	372,071
5	Ginnie Mae I Pool	4.000%	8/15/18–1/1/46	386,916	411,873
5	Ginnie Mae I Pool	4.500%	5/15/18–2/1/46	422,015	458,012
5	Ginnie Mae I Pool	4.750%	8/15/33	13	14
5	Ginnie Mae I Pool	5.000%	1/15/17–4/15/41	251,758	277,429
5	Ginnie Mae I Pool	5.500%	2/15/17–2/15/41	133,745	150,677
5	Ginnie Mae I Pool	6.000%	5/15/16–6/15/41	104,971	118,840
5	Ginnie Mae I Pool	6.500%	9/15/23–1/15/39	27,111	31,050
5	Ginnie Mae I Pool	7.000%	9/15/22–9/15/36	6,730	7,626
5	Ginnie Mae I Pool	7.250%	9/15/25	31	32
5	Ginnie Mae I Pool	7.500%	5/15/17–6/15/32	3,040	3,383
5	Ginnie Mae I Pool	7.750%	2/15/30	2	2
5	Ginnie Mae I Pool	8.000%	1/15/17–12/15/30	2,068	2,295
5	Ginnie Mae I Pool	8.250%	6/15/27	1	2
5	Ginnie Mae I Pool	8.500%	1/15/17–3/15/31	448	482
5	Ginnie Mae I Pool	9.000%	6/15/16–1/15/31	461	488
5	Ginnie Mae I Pool	9.500%	7/15/16–9/15/25	143	158
5	Ginnie Mae I Pool	10.000%	2/15/18–2/15/25	33	36
5	Ginnie Mae I Pool	10.500%	9/15/17–4/15/25	23	23

7

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Ginnie Mae II Pool	2.500%	6/20/27–1/20/43	31,981	32,497
5,6	Ginnie Mae II Pool	3.000%	10/20/26–1/1/46	1,323,403	1,347,056
5,6	Ginnie Mae II Pool	3.500%	9/20/25–1/1/46	2,666,801	2,785,088
5,6	Ginnie Mae II Pool	4.000%	9/20/25–1/1/46	1,577,793	1,682,436
5,6	Ginnie Mae II Pool	4.500%	4/20/18–1/1/46	850,652	917,999
5	Ginnie Mae II Pool	5.000%	12/20/32–11/20/44	427,491	470,394
5	Ginnie Mae II Pool	5.500%	8/20/23–4/20/45	137,688	153,372
5	Ginnie Mae II Pool	6.000%	7/20/23–12/20/41	54,073	61,151
5	Ginnie Mae II Pool	6.500%	12/20/23–9/20/40	23,292	26,662
5	Ginnie Mae II Pool	7.000%	3/20/28–11/20/38	4,439	5,137
5	Ginnie Mae II Pool	7.500%	8/20/30	5	6
5	Ginnie Mae II Pool	8.500%	10/20/30	11	13
					30,521,639
Nonconventional Mortgage-Backed Securities (0.3%)
4,5,7	Fannie Mae Pool	1.591%	4/1/37	1,884	1,958
4,5,7	Fannie Mae Pool	1.858%	7/1/34	359	382
4,5,7	Fannie Mae Pool	1.884%	1/1/35	218	226
4,5,7	Fannie Mae Pool	2.040%	12/1/41	4,620	4,750
4,5,7	Fannie Mae Pool	2.049%	2/1/37	4	4
4,5,7	Fannie Mae Pool	2.052%	9/1/37	2,054	2,200
4,5	Fannie Mae Pool	2.118%	3/1/43	9,833	9,948
4,5	Fannie Mae Pool	2.182%	6/1/42	6,551	6,832
4,5	Fannie Mae Pool	2.187%	6/1/43	8,500	8,641
4,5	Fannie Mae Pool	2.213%	9/1/42	7,379	7,692
4,5	Fannie Mae Pool	2.240%	10/1/42	5,585	5,694
4,5,7	Fannie Mae Pool	2.247%	1/1/35	6	6
4,5	Fannie Mae Pool	2.265%	7/1/43	11,030	11,031
4,5,7	Fannie Mae Pool	2.266%	2/1/36	1,789	1,823
4,5,7	Fannie Mae Pool	2.288%	8/1/37	2,349	2,479
4,5,7	Fannie Mae Pool	2.321%	4/1/36	267	283
4,5,7	Fannie Mae Pool	2.327%	12/1/35	9	9
4,5,7	Fannie Mae Pool	2.341%	8/1/35	1,988	2,113
4,5,7	Fannie Mae Pool	2.352%	4/1/37	284	299
4,5,7	Fannie Mae Pool	2.359%	5/1/40	1,236	1,315
4,5,7	Fannie Mae Pool	2.360%	6/1/37	1,429	1,507
4,5,7	Fannie Mae Pool	2.370%	5/1/35	1,403	1,475
4,5,7	Fannie Mae Pool	2.375%	2/1/36	926	987
4,5,7	Fannie Mae Pool	2.382%	4/1/36	724	754
4,5,7	Fannie Mae Pool	2.384%	10/1/34	21	22
4,5	Fannie Mae Pool	2.393%	7/1/42	7,960	8,145
4,5	Fannie Mae Pool	2.398%	5/1/42	11,695	12,157
4,5,7	Fannie Mae Pool	2.410%	9/1/40	2,641	2,802
4,5,7	Fannie Mae Pool	2.415%	6/1/36	47	50
4,5,7	Fannie Mae Pool	2.418%	1/1/37	2,017	2,166
4,5,7	Fannie Mae Pool	2.422%	1/1/40	1,988	2,064
4,5,7	Fannie Mae Pool	2.427%	7/1/35	1,033	1,086
4,5	Fannie Mae Pool	2.429%	5/1/43	16,456	16,633
4,5,7	Fannie Mae Pool	2.436%	5/1/36	108	115
4,5,7	Fannie Mae Pool	2.437%	4/1/37	394	424
4,5,7	Fannie Mae Pool	2.439%	12/1/36	16	16
4,5	Fannie Mae Pool	2.441%	10/1/42	6,705	6,851
4,5,7	Fannie Mae Pool	2.443%	12/1/33	605	644
4,5,7	Fannie Mae Pool	2.445%	7/1/39	505	526
4,5,7	Fannie Mae Pool	2.447%	1/1/35	1,655	1,778
4,5,7	Fannie Mae Pool	2.450%	7/1/37	491	524
4,5,7	Fannie Mae Pool	2.452%	8/1/40	3,352	3,514
4,5,7	Fannie Mae Pool	2.465%	11/1/36–9/1/43	2,655	2,764
4,5,7	Fannie Mae Pool	2.488%	9/1/34–7/1/38	1,265	1,348
4,5,7	Fannie Mae Pool	2.492%	7/1/42	2,275	2,413
4,5,7	Fannie Mae Pool	2.517%	5/1/33–9/1/33	17	17
4,5,7	Fannie Mae Pool	2.520%	5/1/42	690	719
4,5,7	Fannie Mae Pool	2.524%	5/1/40	899	965
4,5,7	Fannie Mae Pool	2.532%	11/1/33	458	489
4,5,7	Fannie Mae Pool	2.535%	10/1/39	1,256	1,307

8

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5,7	Fannie Mae Pool	2.546%	10/1/40	3,735	3,949
4,5,7	Fannie Mae Pool	2.555%	4/1/37	102	108
4,5,7	Fannie Mae Pool	2.561%	12/1/40	2,652	2,802
4,5,7	Fannie Mae Pool	2.574%	11/1/39	873	926
4,5,7	Fannie Mae Pool	2.576%	7/1/36–7/1/38	1,006	1,042
4,5,7	Fannie Mae Pool	2.596%	11/1/34	969	1,017
4,5	Fannie Mae Pool	2.601%	12/1/41	4,351	4,581
4,5,7	Fannie Mae Pool	2.609%	12/1/35	1,502	1,592
4,5	Fannie Mae Pool	2.620%	11/1/41	4,497	4,733
4,5,7	Fannie Mae Pool	2.650%	11/1/32	16	18
4,5,7	Fannie Mae Pool	2.671%	11/1/40	1,613	1,703
4,5,7	Fannie Mae Pool	2.676%	10/1/40	2,847	2,995
4,5,7	Fannie Mae Pool	2.685%	9/1/33–11/1/39	3,235	3,425
4,5,7	Fannie Mae Pool	2.690%	11/1/36	32	34
4,5,7	Fannie Mae Pool	2.695%	1/1/37	76	80
4,5	Fannie Mae Pool	2.697%	1/1/42	4,015	4,197
4,5,7	Fannie Mae Pool	2.707%	10/1/37	68	73
4,5,7	Fannie Mae Pool	2.710%	11/1/35	1	1
4,5	Fannie Mae Pool	2.732%	12/1/43	6,152	6,314
4,5,7	Fannie Mae Pool	2.750%	3/1/41	3,755	4,010
4,5	Fannie Mae Pool	2.751%	3/1/42	6,492	6,753
4,5,7	Fannie Mae Pool	2.775%	12/1/40	2,026	2,152
4,5	Fannie Mae Pool	2.784%	1/1/42	4,589	4,773
4,5	Fannie Mae Pool	2.805%	11/1/41	4,307	4,603
4,5	Fannie Mae Pool	2.887%	12/1/40	2,060	2,152
4,5,7	Fannie Mae Pool	2.901%	10/1/36	971	1,052
4,5,7	Fannie Mae Pool	2.914%	3/1/42	2,019	2,103
4,5	Fannie Mae Pool	2.957%	9/1/43	9,432	9,826
4,5,7	Fannie Mae Pool	3.022%	3/1/41	3,996	4,207
4,5	Fannie Mae Pool	3.052%	2/1/41	2,043	2,137
4,5,7	Fannie Mae Pool	3.055%	2/1/42	4,240	4,406
4,5,7	Fannie Mae Pool	3.077%	2/1/41	1,723	1,731
4,5	Fannie Mae Pool	3.137%	2/1/41	2,169	2,274
4,5,7	Fannie Mae Pool	3.200%	12/1/40	2,390	2,510
4,5	Fannie Mae Pool	3.207%	5/1/41	2,944	3,107
4,5	Fannie Mae Pool	3.353%	8/1/42	6,486	6,633
4,5	Fannie Mae Pool	3.553%	7/1/41	7,422	7,844
4,5	Fannie Mae Pool	3.558%	4/1/41	3,918	4,096
4,5	Fannie Mae Pool	3.580%	8/1/39	1,305	1,405
4,5	Fannie Mae Pool	3.594%	6/1/41	1,055	1,124
4,5	Fannie Mae Pool	3.745%	6/1/41	3,977	4,218
4,5	Fannie Mae Pool	3.827%	9/1/40	4,839	5,107
4,5,7	Fannie Mae Pool	4.038%	8/1/39	3,633	3,733
4,5,7	Fannie Mae Pool	4.277%	11/1/39	1,443	1,492
4,5	Fannie Mae Pool	4.293%	12/1/39	2,708	2,746
4,5	Fannie Mae Pool	4.917%	3/1/38	638	657
4,5	Fannie Mae Pool	5.387%	5/1/36	91	93
4,5	Fannie Mae Pool	5.508%	4/1/37	1,207	1,271
4,5	Fannie Mae Pool	5.598%	10/1/37	1,711	1,778
4,5	Fannie Mae Pool	5.760%	12/1/37	1,472	1,560
4,5	Fannie Mae Pool	6.076%	10/1/37	2,058	2,092
4,5,7	Freddie Mac Non Gold Pool	1.735%	10/1/37	57	58
4,5,7	Freddie Mac Non Gold Pool	1.855%	6/1/37	1,815	1,863
4,5,7	Freddie Mac Non Gold Pool	1.964%	5/1/37	114	121
4,5,7	Freddie Mac Non Gold Pool	2.018%	3/1/37	582	615
4,5,7	Freddie Mac Non Gold Pool	2.110%	1/1/37	1,859	1,964
4,5,7	Freddie Mac Non Gold Pool	2.125%	1/1/38	685	730
4,5,7	Freddie Mac Non Gold Pool	2.165%	4/1/37	36	38
4,5,7	Freddie Mac Non Gold Pool	2.166%	8/1/37	92	96
4,5,7	Freddie Mac Non Gold Pool	2.195%	3/1/37	101	107
4,5,7	Freddie Mac Non Gold Pool	2.250%	1/1/35	259	279
4,5,7	Freddie Mac Non Gold Pool	2.253%	7/1/35	861	909
4,5,7	Freddie Mac Non Gold Pool	2.271%	2/1/37	398	424

9

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Freddie Mac Non Gold Pool	2.332%	5/1/42	1,225	1,249
4,5,7	Freddie Mac Non Gold Pool	2.337%	3/1/37	362	384
4,5,7	Freddie Mac Non Gold Pool	2.375%	4/1/33–5/1/38	248	257
4,5,7	Freddie Mac Non Gold Pool	2.390%	4/1/35	101	106
4,5,7	Freddie Mac Non Gold Pool	2.448%	12/1/36	724	771
4,5,7	Freddie Mac Non Gold Pool	2.462%	12/1/35	1,133	1,196
4,5,7	Freddie Mac Non Gold Pool	2.492%	10/1/37	1,320	1,419
4,5,7	Freddie Mac Non Gold Pool	2.500%	6/1/34–5/1/36	1,449	1,526
4,5,7	Freddie Mac Non Gold Pool	2.505%	5/1/40	821	880
4,5,7	Freddie Mac Non Gold Pool	2.523%	6/1/36	10	10
4,5,7	Freddie Mac Non Gold Pool	2.527%	3/1/36	14	15
4,5,7	Freddie Mac Non Gold Pool	2.531%	11/1/36	459	476
4,5,7	Freddie Mac Non Gold Pool	2.538%	5/1/33	43	44
4,5,7	Freddie Mac Non Gold Pool	2.540%	6/1/37	1,479	1,580
4,5	Freddie Mac Non Gold Pool	2.561%	11/1/43	2,260	2,313
4,5,7	Freddie Mac Non Gold Pool	2.574%	5/1/40	723	767
4,5,7	Freddie Mac Non Gold Pool	2.583%	12/1/34	42	43
4,5,7	Freddie Mac Non Gold Pool	2.587%	12/1/34	1,214	1,291
4,5	Freddie Mac Non Gold Pool	2.588%	2/1/42	2,466	2,591
4,5,7	Freddie Mac Non Gold Pool	2.607%	12/1/36	1,676	1,778
4,5,7	Freddie Mac Non Gold Pool	2.608%	1/1/37	853	906
4,5,7	Freddie Mac Non Gold Pool	2.620%	3/1/37	1,428	1,521
4,5,7	Freddie Mac Non Gold Pool	2.621%	11/1/34	1,694	1,778
4,5,7	Freddie Mac Non Gold Pool	2.624%	12/1/34	17	18
4,5,7	Freddie Mac Non Gold Pool	2.630%	6/1/40	1,537	1,580
4,5,7	Freddie Mac Non Gold Pool	2.631%	6/1/40	1,596	1,696
4,5,7	Freddie Mac Non Gold Pool	2.635%	7/1/38	815	828
4,5	Freddie Mac Non Gold Pool	2.636%	12/1/40	1,240	1,285
4,5	Freddie Mac Non Gold Pool	2.727%	12/1/40	4,069	4,225
4,5,7	Freddie Mac Non Gold Pool	2.728%	3/1/37	141	141
4,5,7	Freddie Mac Non Gold Pool	2.731%	6/1/37	1,356	1,446
4,5	Freddie Mac Non Gold Pool	2.755%	11/1/40	1,410	1,461
4,5	Freddie Mac Non Gold Pool	2.756%	2/1/42	3,232	3,366
4,5,7	Freddie Mac Non Gold Pool	2.758%	10/1/36	1,106	1,186
4,5,7	Freddie Mac Non Gold Pool	2.762%	11/1/40	2,277	2,350
4,5	Freddie Mac Non Gold Pool	2.775%	1/1/41	4,034	4,207
4,5,7	Freddie Mac Non Gold Pool	2.777%	11/1/33	4	4
4,5,7	Freddie Mac Non Gold Pool	2.817%	6/1/41	302	307
4,5	Freddie Mac Non Gold Pool	2.847%	2/1/41	4,305	4,583
4,5	Freddie Mac Non Gold Pool	2.894%	2/1/41	979	1,042
4,5	Freddie Mac Non Gold Pool	3.097%	1/1/41	817	858
4,5	Freddie Mac Non Gold Pool	3.104%	6/1/41	1,803	1,897
4,5	Freddie Mac Non Gold Pool	3.181%	3/1/41	1,182	1,257
4,5	Freddie Mac Non Gold Pool	3.432%	3/1/42	3,115	3,284
4,5	Freddie Mac Non Gold Pool	3.576%	6/1/40	3,446	3,627
4,5	Freddie Mac Non Gold Pool	3.659%	9/1/40	3,269	3,448
4,5	Freddie Mac Non Gold Pool	4.064%	12/1/39	631	665
4,5	Freddie Mac Non Gold Pool	5.237%	3/1/38	1,952	2,074
4,5	Freddie Mac Non Gold Pool	5.502%	2/1/36	619	637
4,5	Freddie Mac Non Gold Pool	5.800%	9/1/37	1,488	1,536
4,5	Freddie Mac Non Gold Pool	5.862%	5/1/37	2,220	2,292
4,5	Freddie Mac Non Gold Pool	6.140%	12/1/36	1,104	1,152
4,5	Freddie Mac Non Gold Pool	6.257%	8/1/37	614	653
5,7	Ginnie Mae II Pool	1.625%	10/20/39	635	654
5,7	Ginnie Mae II Pool	1.750%	6/20/29–4/20/41	1,455	1,491
5,7	Ginnie Mae II Pool	2.000%	12/20/39–6/20/43	24,205	24,978
5,7	Ginnie Mae II Pool	2.250%	5/20/41	1,837	1,906
5	Ginnie Mae II Pool	2.500%	1/20/41–1/20/42	20,051	20,441
5,7	Ginnie Mae II Pool	3.000%	7/20/38–11/20/41	14,547	15,070
5	Ginnie Mae II Pool	3.500%	1/20/41–1/20/44	21,942	22,773
5	Ginnie Mae II Pool	4.000%	4/20/41–10/20/41	5,646	5,828

					461,533
Total U.S. Government and Agency Obligations (Cost $93,209,666)					94,188,365

10

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Asset-Backed/Commercial Mortgage-Backed Securities (2.9%)
5 AEP Texas Central Transition Funding II LLC 2006-A	5.170%	1/1/18	2,829	2,955
5 Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	854	853
5 Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	1,125	1,122
5 Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	3,925	3,914
5 Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	1,675	1,667
5 Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	5,000	4,984
5 Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	2,000	1,991
5 Ally Auto Receivables Trust 2014-SN1	0.750%	2/21/17	3,039	3,036
5 Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	2,275	2,270
5 Ally Auto Receivables Trust 2014-SN2	1.030%	9/20/17	4,025	4,014
5 Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	2,875	2,862
5 Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	1,700	1,691
5 Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	1,750	1,738
5 Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	4,600	4,578
5 Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	2,225	2,213
5 Ally Master Owner Trust Series 2014-4	1.430%	6/17/19	5,475	5,454
5 Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	7,725	7,643
5 American Express Credit Account Secured Note Trust
2013-3	0.980%	5/15/19	1,516	1,512
5 American Express Credit Account Secured Note Trust
2014-3	1.490%	4/15/20	8,200	8,201
5 American Express Credit Account Secured Note Trust
2014-4	1.430%	6/15/20	4,550	4,545
5 AmeriCredit Automobile Receivables Trust 2013-2	0.650%	12/8/17	87	87
5 AmeriCredit Automobile Receivables Trust 2013-3	0.920%	4/9/18	965	965
5 AmeriCredit Automobile Receivables Trust 2013-4	0.960%	4/9/18	407	407
5 AmeriCredit Automobile Receivables Trust 2013-5	0.900%	9/10/18	736	735
5 AmeriCredit Automobile Receivables Trust 2013-5	1.520%	1/8/19	600	600
5 AmeriCredit Automobile Receivables Trust 2014-1	0.900%	2/8/19	708	707
5 AmeriCredit Automobile Receivables Trust 2014-1	1.680%	7/8/19	550	549
5 AmeriCredit Automobile Receivables Trust 2014-2	0.940%	2/8/19	1,700	1,695
5 AmeriCredit Automobile Receivables Trust 2014-3	1.150%	6/10/19	2,800	2,790
5 AmeriCredit Automobile Receivables Trust 2015-2	1.270%	1/8/20	3,700	3,662
5 Banc of America Commercial Mortgage Trust 2006-1	5.421%	9/10/45	61	61
5 Banc of America Commercial Mortgage Trust 2006-2	5.834%	5/10/45	4,144	4,161
5 Banc of America Commercial Mortgage Trust 2006-2	5.869%	5/10/45	3,290	3,301
5 Banc of America Commercial Mortgage Trust 2006-3	5.889%	7/10/44	624	628
5 Banc of America Commercial Mortgage Trust 2006-5	5.448%	9/10/47	2,175	2,224
5 Banc of America Commercial Mortgage Trust 2008-1	6.215%	2/10/51	17,026	18,075
5 Banc of America Commercial Mortgage Trust 2015-
UBS7	3.429%	9/15/48	2,350	2,414
5 Banc of America Commercial Mortgage Trust 2015-
UBS7	3.705%	9/15/48	4,100	4,204
8 Banco Bilbao Vizcaya Argentaria SA	5.750%	7/20/17	1,975	2,090
Bank of Nova Scotia	2.125%	9/11/19	10,500	10,490
Bank of Nova Scotia	1.850%	4/14/20	25,000	24,571
5 Barclays Dryrock Issuance Trust 2015-2	1.560%	3/15/21	4,525	4,494
5 Bear Stearns Commercial Mortgage Securities Trust
2006-PWR12	5.713%	9/11/38	151	152
5 Bear Stearns Commercial Mortgage Securities Trust
2006-PWR13	5.582%	9/11/41	1,625	1,656
5 Bear Stearns Commercial Mortgage Securities Trust
2006-TOP22	5.620%	4/12/38	7,245	7,256
5 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR16	5.722%	6/11/40	6,525	6,818
5 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR17	5.694%	6/11/50	25,004	25,967
5 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR17	5.882%	6/11/50	6,853	7,247
5 Bear Stearns Commercial Mortgage Securities Trust
2007-PWR18	5.700%	6/11/50	10,400	10,856

11

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP26	5.471%	1/12/45	5,080	5,233
5 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP26	5.513%	1/12/45	6,280	6,493
5 Bear Stearns Commercial Mortgage Securities Trust
2007-TOP28	5.742%	9/11/42	15,540	16,287
5 BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	5,100	5,088
5 BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	3,400	3,387
5 BMW Vehicle Owner Trust 2015-1	1.240%	12/20/17	5,950	5,934
5 BMW Vehicle Owner Trust 2015-2	1.400%	2/20/19	5,800	5,767
5 BMW Vehicle Owner Trust 2015-2	1.550%	2/20/19	2,075	2,059
5 Capital Auto Receivables Asset Trust 2013-1	0.790%	6/20/17	247	247
5 Capital Auto Receivables Asset Trust 2013-3	1.310%	12/20/17	1,682	1,683
5 Capital Auto Receivables Asset Trust 2013-3	1.680%	4/20/18	1,470	1,472
5 Capital Auto Receivables Asset Trust 2013-4	1.090%	3/20/18	2,665	2,663
5 Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	1,000	1,000
5 Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	1,130	1,133
5 Capital Auto Receivables Asset Trust 2014-1	1.320%	6/20/18	3,150	3,149
5 Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	785	785
5 Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	1,042	1,045
5 Capital Auto Receivables Asset Trust 2014-2	0.910%	4/20/17	1,329	1,328
5 Capital Auto Receivables Asset Trust 2014-2	1.260%	5/21/18	1,375	1,373
5 Capital Auto Receivables Asset Trust 2014-2	1.620%	10/22/18	1,100	1,099
5 Capital Auto Receivables Asset Trust 2014-3	1.480%	11/20/18	1,950	1,945
5 Capital Auto Receivables Asset Trust 2014-3	1.830%	4/22/19	1,400	1,397
5 Capital Auto Receivables Asset Trust 2015-1	1.610%	6/20/19	11,225	11,165
5 Capital Auto Receivables Asset Trust 2015-1	1.860%	10/21/19	2,000	1,989
5 Capital Auto Receivables Asset Trust 2015-2	1.730%	9/20/19	5,800	5,764
5 Capital Auto Receivables Asset Trust 2015-3	1.720%	1/22/19	4,675	4,665
5 Capital Auto Receivables Asset Trust 2015-3	1.940%	1/21/20	4,675	4,658
5 Capital Auto Receivables Asset Trust 2015-3	1.970%	1/21/20	2,900	2,882
5 Capital Auto Receivables Asset Trust 2015-3	2.130%	5/20/20	3,000	2,989
5 Capital Auto Receivables Asset Trust 2015-4	1.830%	3/20/20	4,550	4,508
5 Capital Auto Receivables Asset Trust 2015-4	2.010%	7/20/20	2,950	2,917
5 Capital One Multi-asset Execution Trust 2007-A7	5.750%	7/15/20	10,300	11,013
5 Capital One Multi-Asset Execution Trust 2014-A2	1.260%	1/15/20	1,925	1,921
5 Capital One Multi-Asset Execution Trust 2014-A5	1.480%	7/15/20	7,000	7,000
5 Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	12,000	11,901
5 Capital One Multi-asset Execution Trust 2015-A5	1.600%	5/17/21	5,675	5,659
5 Capital One Multi-asset Execution Trust 2015-A8	2.050%	8/15/23	8,200	8,090
5 CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	2,450	2,444
5 CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	1,444	1,442
5 Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	1,502	1,491
5 Carmax Auto Owner Trust 2013-3	0.970%	4/16/18	2,075	2,072
5 Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	2,040	2,035
5 Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	983	980
5 Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	550	545
5 Carmax Auto Owner Trust 2014-1	0.790%	10/15/18	1,460	1,455
5 Carmax Auto Owner Trust 2014-1	1.320%	7/15/19	1,120	1,111
5 Carmax Auto Owner Trust 2014-2	0.980%	1/15/19	3,650	3,638
5 Carmax Auto Owner Trust 2014-2	1.610%	10/15/19	1,875	1,868
5 Carmax Auto Owner Trust 2014-3	1.160%	6/17/19	3,275	3,265
5 Carmax Auto Owner Trust 2014-3	1.730%	2/18/20	1,625	1,620
5 Carmax Auto Owner Trust 2014-4	1.250%	11/15/19	6,075	6,046
5 Carmax Auto Owner Trust 2015-2	1.370%	3/16/20	3,400	3,376
5 Carmax Auto Owner Trust 2015-2	1.800%	3/15/21	1,575	1,559
5 Carmax Auto Owner Trust 2015-3	1.630%	5/15/20	5,350	5,323
5 Carmax Auto Owner Trust 2015-3	1.980%	2/16/21	1,300	1,292
5 Carmax Auto Owner Trust 2015-4	1.560%	11/16/20	4,125	4,100
5 Carmax Auto Owner Trust 2015-4	1.830%	6/15/21	2,050	2,023
5 CD 2006-CD3 Mortgage Trust	5.617%	10/15/48	7,445	7,522
5 CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	15,668	16,450
5 CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.170%	8/1/19	1,135	1,163
5 CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.302%	8/1/20	1,184	1,290

12

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 CenterPoint Energy Transition Bond Co. IV LLC 2012-1	3.028%	10/15/25	9,483	9,622
5 Chase Issuance Trust 2012-A4	1.580%	8/16/21	8,596	8,470
5 Chase Issuance Trust 2012-A7	2.160%	9/16/24	20,440	19,766
5 Chase Issuance Trust 2013-A1	1.300%	2/18/20	13,650	13,563
5 Chase Issuance Trust 2013-A8	1.010%	10/15/18	10,225	10,200
5 Chase Issuance Trust 2014-A1	1.150%	1/15/19	14,400	14,347
5 Chase Issuance Trust 2014-A2	2.770%	3/15/23	11,150	11,339
5 Chase Issuance Trust 2014-A6	1.260%	7/15/19	13,700	13,670
5 Chase Issuance Trust 2014-A7	1.380%	11/15/19	11,225	11,191
5 Chase Issuance Trust 2015-A2	1.590%	2/18/20	25,052	25,049
5 Chase Issuance Trust 2015-A4	1.840%	4/15/22	8,400	8,287
5 Chase Issuance Trust 2015-A5	1.360%	4/15/20	16,950	16,839
5 Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	10,600	11,318
5 Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	11,546	12,404
5 Citibank Credit Card Issuance Trust 2013-A10	0.730%	2/7/18	4,650	4,650
5 Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	10,460	10,684
5 Citibank Credit Card Issuance Trust 2014-A4	1.230%	4/24/19	18,050	18,003
5 Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	12,342	12,547
5 Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	27,675	27,809
5 Citibank Credit Card Issuance Trust 2014-A8	1.730%	4/9/20	16,450	16,480
5 Citigroup Commercial Mortgage Trust 2006-C4	5.811%	3/15/49	7,863	7,897
5 Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	3,589	3,651
5 Citigroup Commercial Mortgage Trust 2006-C5	5.462%	10/15/49	3,375	3,453
5 Citigroup Commercial Mortgage Trust 2007-C6	5.710%	12/10/49	20,075	20,843
5 Citigroup Commercial Mortgage Trust 2008-C7	6.137%	12/10/49	18,919	19,836
5 Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,450	5,474
5 Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	3,165	3,160
5 Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	2,000	2,014
5 Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	2,900	2,978
5 Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	1,200	1,269
5 Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,975	2,132
5 Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	2,875	3,148
5 Citigroup Commercial Mortgage Trust 2013-GC17	3.675%	11/10/46	875	917
5 Citigroup Commercial Mortgage Trust 2013-GC17	4.131%	11/10/46	2,900	3,072
5 Citigroup Commercial Mortgage Trust 2013-GC17	4.544%	11/10/46	1,150	1,235
5 Citigroup Commercial Mortgage Trust 2013-GC17	5.095%	11/10/46	1,150	1,253
5 Citigroup Commercial Mortgage Trust 2014-GC19	2.790%	3/10/47	1,840	1,868
5 Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	1,150	1,186
5 Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	1,700	1,785
5 Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	1,425	1,529
5 Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	625	640
5 Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	3,025	3,141
5 Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	2,450	2,516
5 Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	3,875	3,956
5 Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	8,525	8,674
5 Citigroup Commercial Mortgage Trust 2015-GC27	3.137%	2/10/48	11,450	11,186
5 Citigroup Commercial Mortgage Trust 2015-GC27	3.571%	2/10/48	4,550	4,463
5 Citigroup Commercial Mortgage Trust 2015-GC29	2.674%	4/10/48	2,275	2,291
5 Citigroup Commercial Mortgage Trust 2015-GC29	3.192%	4/10/48	9,075	8,900
5 Citigroup Commercial Mortgage Trust 2015-GC29	3.758%	4/10/48	4,365	4,233
5 Citigroup Commercial Mortgage Trust 2015-GC31	3.762%	6/10/48	4,625	4,733
5 Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	5,725	5,861
5 COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	2,927	3,027
5 COBALT CMBS Commercial Mortgage Trust 2007-C3	5.766%	5/15/46	10,057	10,475
5 COMM 15-CR22 Mortgage Trust	2.856%	3/10/48	2,850	2,890
5 COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	7,950	7,888
5 COMM 15-CR22 Mortgage Trust	3.603%	3/10/48	2,850	2,852
5 COMM 15-CR23 Mortgage Trust	3.257%	5/10/48	3,475	3,570
5 COMM 15-CR23 Mortgage Trust	3.497%	5/10/48	5,219	5,254
5 COMM 15-CR23 Mortgage Trust	3.801%	5/10/48	2,325	2,343
5 COMM 2006-C7 Mortgage Trust	5.768%	6/10/46	11,612	11,698
5 COMM 2007-C9 Mortgage Trust	5.796%	12/10/49	18,805	19,587
5 COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,485	2,511
5 COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	2,950	3,078

13

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5,8	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	3,548	3,601
5	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	5,150	5,112
5	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,481
5	COMM 2012-CR3 Mortgage Trust	2.822%	10/15/45	5,000	4,950
5	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	1,430	1,472
5	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	1,430	1,493
5	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,910	2,032
5	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	2,390	2,560
5	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	1,430	1,566
5	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	792	788
5	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,700	1,730
5	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,700	1,777
5	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	2,275	2,374
5	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,700	1,799
5	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	1,150	1,232
5	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	575	613
5	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	550	550
5	COMM 2013-CCRE13 Mortgage Trust	3.039%	12/10/18	875	895
5	COMM 2013-CCRE13 Mortgage Trust	3.706%	10/10/23	575	596
5	COMM 2013-CCRE13 Mortgage Trust	4.449%	12/10/23	1,750	1,886
5	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	2,908	2,911
5	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	2,300	2,316
5	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	3,262	3,364
5	COMM 2013-CCRE9 Mortgage Trust	4.233%	7/10/45	4,060	4,371
5	COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	1,120	1,200
5	COMM 2013-CR13 Mortgage Trust	4.194%	11/10/23	5,850	6,236
5	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,680	1,717
5	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	1,680	1,797
5	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	5,246	5,221
5	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,547	2,552
5	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	2,375	2,435
5	COMM 2014-CCRE14 Mortgage Trust	4.526%	2/10/47	1,950	2,087
5	COMM 2014-CCRE14 Mortgage Trust	4.607%	2/10/47	1,175	1,263
5	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	4,124	4,178
5	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	1,422	1,485
5	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	2,641	2,793
5	COMM 2014-CCRE15 Mortgage Trust	4.715%	2/10/47	1,320	1,432
5	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	2,206	2,315
5	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	2,950	3,118
5	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	8,400	8,669
5	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	2,250	2,337
5	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	4,429	4,546
5	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	8,575	8,677
5	COMM 2014-CR14 Mortgage Trust	4.236%	2/10/47	1,775	1,900
5	COMM 2014-CR17 Mortgage Trust	3.012%	5/10/47	2,800	2,866
5	COMM 2014-CR17 Mortgage Trust	3.598%	5/10/47	1,400	1,428
5	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	2,225	2,330
5	COMM 2014-CR17 Mortgage Trust	4.377%	5/10/47	1,375	1,427
5	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	4,315	4,481
5	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	1,400	1,453
5	COMM 2014-CR18 Mortgage Trust	4.103%	7/15/47	1,845	1,923
5	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	2,375	2,412
5	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	1,675	1,700
5	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	3,950	4,150
5	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	5,575	5,766
5	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	2,225	2,314
5	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	1,150	1,157
5	COMM 2014-LC19 Mortgage Trust	3.183%	2/10/48	5,894	5,812
5	COMM 2014-LC19 Mortgage Trust	3.527%	2/10/48	2,687	2,695
5	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	1,129	1,146
5	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	981	1,005
5	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	2,533	2,646
5	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	709	743
5	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	449	474

14

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	1,675	1,700
5	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	4,475	4,625
5	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	5,575	5,676
5	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	2,144	2,188
5	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	6,650	6,873
5	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	5,600	5,734
5	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	5,600	5,737
5	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	10,725	10,873
5	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	2,800	2,879
5	COMM 2015-CR25 Mortgage Trust	3.759%	8/10/48	5,725	5,859
5	COMM 2015-CR26 Mortgage Trust	3.630%	10/10/48	11,600	11,728
5	COMM 2015-CR27 Mortgage Trust	3.404%	10/10/48	5,900	6,005
5	COMM 2015-CR27 Mortgage Trust	3.612%	10/10/48	5,900	5,964
5	Commercial Mortgage Trust 2006-GG7	5.826%	7/10/38	1,865	1,871
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C1	5.461%	2/15/39	3,177	3,175
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.816%	6/15/38	15,241	15,318
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.509%	9/15/39	1,725	1,760
5	Credit Suisse Commercial Mortgage Trust Series 2006-
	C5	5.311%	12/15/39	14,130	14,372
5	Credit Suisse Commercial Mortgage Trust Series 2007-
	C1	5.383%	2/15/40	5,017	5,120
5	Credit Suisse Commercial Mortgage Trust Series 2007-
	C3	5.699%	6/15/39	15,396	15,844
5	CSAIL Commercial Mortgage Trust 2015-C1	3.505%	4/15/50	5,550	5,601
5	CSAIL Commercial Mortgage Trust 2015-C1	3.791%	4/15/50	2,825	2,825
5	CSAIL Commercial Mortgage Trust 2015-C1	4.044%	4/15/50	2,250	2,234
5	CSAIL Commercial Mortgage Trust 2015-C2	1.454%	6/15/57	4,333	4,283
5	CSAIL Commercial Mortgage Trust 2015-C2	3.504%	6/15/57	7,400	7,428
5	CSAIL Commercial Mortgage Trust 2015-C2	3.849%	6/15/57	2,900	2,937
5	CSAIL Commercial Mortgage Trust 2015-C3	3.448%	8/15/48	4,443	4,520
5	CSAIL Commercial Mortgage Trust 2015-C3	3.718%	8/15/48	5,700	5,817
5	CSAIL Commercial Mortgage Trust 2015-C3	4.112%	8/15/48	2,625	2,576
5	CSAIL Commercial Mortgage Trust 2015-C4	3.617%	11/15/48	2,950	3,023
5	CSAIL Commercial Mortgage Trust 2015-C4	3.808%	11/15/48	4,600	4,706
5	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	14,891	15,923
5	Discover Card Execution Note Trust 2014-A3	1.220%	10/15/19	17,675	17,618
5	Discover Card Execution Note Trust 2014-A5	1.390%	4/15/20	16,025	15,974
5	Discover Card Execution Note Trust 2015-A2	1.900%	10/17/22	14,494	14,300
5	Discover Card Execution Note Trust 2015-A3	1.450%	3/15/21	11,575	11,466
5	Discover Card Execution Note Trust 2015-A4	2.190%	4/17/23	11,500	11,397
4,5	Fannie Mae-Aces 2010-M1	4.450%	9/25/19	2,248	2,441
4,5	Fannie Mae-Aces 2011-M2	3.764%	4/25/21	8,412	9,024
4,5	Fannie Mae-Aces 2011-M4	3.726%	6/25/21	14,650	15,640
4,5	Fannie Mae-Aces 2012-M9	1.553%	4/25/22	1,334	1,323
4,5	Fannie Mae-Aces 2013-M12	2.393%	3/25/23	13,768	13,629
4,5	Fannie Mae-Aces 2013-M14	2.505%	4/25/23	15,656	15,767
4,5	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	16,575	17,215
4,5	Fannie Mae-Aces 2013-M4	2.608%	3/25/22	1,000	1,014
4,5	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	5,600	5,538
4,5	Fannie Mae-Aces 2014-M1	2.323%	11/25/18	20,720	21,035
4,5	Fannie Mae-Aces 2014-M1	3.311%	7/25/23	21,800	22,893
4,5	Fannie Mae-Aces 2014-M10	2.171%	9/25/19	11,300	11,408
4,5	Fannie Mae-Aces 2014-M12	2.614%	10/25/21	16,850	17,069
4,5	Fannie Mae-Aces 2014-M13	1.637%	11/25/17	2,626	2,641
4,5	Fannie Mae-Aces 2014-M13	2.566%	8/25/24	2,459	2,496
4,5	Fannie Mae-Aces 2014-M13	3.021%	8/25/24	6,750	6,845
4,5	Fannie Mae-Aces 2014-M15	2.509%	7/25/22	6,200	6,248
4,5	Fannie Mae-Aces 2014-M2	1.916%	6/25/21	5,263	5,293
4,5	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	16,360	17,198
4,5	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	6,099	6,247
4,5	Fannie Mae-Aces 2014-M3	3.475%	1/25/24	7,825	8,197

15

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	8,175	8,495
4,5	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	19,665	19,956
4,5	Fannie Mae-Aces 2014-M7	3.249%	6/25/24	16,485	17,361
4,5	Fannie Mae-Aces 2014-M8	2.346%	6/25/24	2,505	2,538
4,5	Fannie Mae-Aces 2014-M8	3.056%	6/25/24	8,325	8,621
4,5	Fannie Mae-Aces 2014-M9	1.462%	4/25/17	12,033	12,068
4,5	Fannie Mae-Aces 2014-M9	3.103%	7/25/24	10,459	10,865
4,5	Fannie Mae-Aces 2015-M1	1.626%	2/25/18	4,450	4,461
4,5	Fannie Mae-Aces 2015-M1	2.532%	9/25/24	15,000	14,918
4,5	Fannie Mae-Aces 2015-M10	3.092%	4/25/27	4,600	4,749
4,5	Fannie Mae-Aces 2015-M12	2.792%	5/25/25	11,600	11,453
4,5	Fannie Mae-Aces 2015-M15	2.923%	10/25/25	14,400	14,336
4,5	Fannie Mae-Aces 2015-M2	2.620%	12/25/24	10,919	10,949
4,5	Fannie Mae-Aces 2015-M3	2.723%	10/25/24	5,650	5,699
4,5	Fannie Mae-Aces 2015-M7	1.550%	4/25/18	2,850	2,856
4,5	Fannie Mae-Aces 2015-M7	2.590%	12/25/24	10,125	10,102
4,5	Fannie Mae-Aces 2015-M8	2.344%	1/25/25	5,622	5,646
4,5	Fannie Mae-Aces 2015-M8	2.900%	1/25/25	5,700	5,733
4	Federal Housing Administration	7.430%	10/1/20	1	1
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K005	3.484%	4/25/19	10,569	10,851
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K006	3.398%	7/25/19	7,660	7,887
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K007	3.342%	12/25/19	5,729	5,873
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K009	2.757%	5/25/20	9,836	10,032
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K010	2.412%	8/25/18	3,650	3,704
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K010	3.320%	7/25/20	9,970	10,255
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K011	4.084%	11/25/20	13,225	14,362
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K012	4.184%	12/25/20	1,025	1,119
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K014	3.871%	4/25/21	6,800	7,300
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K017	2.873%	12/25/21	18,650	19,114
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K019	2.272%	3/25/22	7,835	7,761
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K020	2.373%	5/25/22	19,300	19,205
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K021	2.396%	6/25/22	11,840	11,790
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K021	3.490%	1/25/24	675	705
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K022	2.355%	7/25/22	795	789
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K026	2.510%	11/25/22	16,600	16,505
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K027	2.637%	1/25/23	16,625	16,741
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K028	3.111%	2/25/23	24,425	25,098
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K029	3.320%	2/25/23	16,425	17,094
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K030	2.779%	9/25/22	15,039	15,456
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K030	3.250%	4/25/23	16,425	17,116
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K031	3.300%	4/25/23	16,452	17,088

16

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.016%	2/25/23	14,658	15,192
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.310%	5/25/23	16,400	17,120
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K033	2.871%	2/25/23	15,154	15,640
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K033	3.060%	7/25/23	17,750	18,269
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K034	3.531%	7/25/23	15,354	16,287
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K035	3.458%	8/25/23	18,375	19,338
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K036	3.527%	10/25/23	17,403	18,423
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K038	2.604%	10/25/23	5,155	5,265
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K038	3.389%	3/25/24	19,450	20,401
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K039	2.683%	12/25/23	3,640	3,729
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K039	3.303%	7/25/24	10,850	11,336
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K040	2.768%	4/25/24	5,587	5,708
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K040	3.241%	9/25/24	14,400	14,730
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K041	3.171%	10/25/24	14,025	14,461
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K042	2.267%	6/25/24	2,785	2,780
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K042	2.670%	12/25/24	11,225	11,168
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K043	2.532%	10/25/23	2,785	2,817
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K043	2.493%	11/25/24	5,699	5,739
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K043	3.062%	12/25/24	8,400	8,573
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K043	3.023%	1/25/25	9,050	9,132
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K046	3.205%	3/25/25	9,175	9,505
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K047	2.827%	12/25/24	2,851	2,918
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K047	3.329%	5/25/25	6,850	7,118
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K048	3.284%	6/25/25	11,600	11,850
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K049	3.010%	7/25/25	6,350	6,342
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K050	3.334%	8/25/25	10,325	10,661
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K503	1.384%	1/25/19	7,894	7,835
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K503	2.456%	8/25/19	17,225	17,569
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K702	3.154%	2/25/18	24,038	24,722
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K706	2.323%	10/25/18	6,769	6,854
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K707	2.220%	12/25/18	7,650	7,748
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K708	1.670%	10/25/18	1,244	1,248

17

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K709	2.086%	3/25/19	350	352
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K710	1.883%	5/25/19	1,475	1,477
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.321%	12/25/18	10,302	10,281
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K711	1.730%	7/25/19	23,375	23,268
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K713	2.313%	3/25/20	27,800	28,055
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K714	3.034%	10/25/20	23,455	24,213
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K716	2.413%	1/25/21	3,488	3,544
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K716	3.130%	6/25/21	18,645	19,359
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K717	2.991%	9/25/21	11,200	11,574
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K718	2.375%	9/25/21	11,296	11,437
4,5	FHLMC Multifamily Structured Pass Through
	Certificates K718	2.791%	1/25/22	10,825	11,052
4,5	FHLMC Multifamily Structures Pass Through
	Certificates K715	2.856%	1/25/21	6,180	6,368
4,5	FHLMC Multifamily Structures Pass Through
	Certificates K715	2.716%	6/25/22	7,525	7,580
5	Fifth Third Auto 2014-1	0.680%	4/16/18	2,183	2,179
5	Fifth Third Auto 2014-1	1.420%	3/16/20	5,900	5,856
5	Fifth Third Auto 2014-1	1.140%	10/15/20	2,370	2,358
5	Fifth Third Auto 2014-2	0.890%	11/15/18	2,250	2,244
5	Fifth Third Auto 2014-2	1.380%	12/15/20	1,425	1,420
5	Ford Credit Auto Lease Trust 2013-B	0.960%	10/15/16	515	514
5	Ford Credit Auto Lease Trust 2014-A	0.680%	4/15/17	1,252	1,251
5	Ford Credit Auto Lease Trust 2014-A	0.900%	6/15/17	850	849
5	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	1,575	1,572
5	Ford Credit Auto Lease Trust 2014-B	0.890%	9/15/17	2,950	2,946
5	Ford Credit Auto Lease Trust 2015-A	1.130%	6/15/18	4,575	4,552
5	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	1,150	1,141
5	Ford Credit Auto Lease Trust 2015-B	1.380%	12/15/18	4,125	4,098
5	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	2,950	2,926
5	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	835	835
5	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	553	553
5	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	661	660
5	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	1,500	1,494
5	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	1,253	1,253
5	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	1,180	1,179
5	Ford Credit Auto Owner Trust 2013-D	0.670%	4/15/18	1,914	1,911
5	Ford Credit Auto Owner Trust 2013-D	1.110%	2/15/19	550	548
5	Ford Credit Auto Owner Trust 2014-A	0.790%	5/15/18	2,139	2,136
5	Ford Credit Auto Owner Trust 2014-A	1.290%	4/15/19	600	598
5	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	4,900	4,892
5	Ford Credit Auto Owner Trust 2014-B	1.420%	8/15/19	850	847
5	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	2,700	2,694
5	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	850	847
5	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	3,675	3,652
5	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	1,450	1,437
5	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	2,825	2,816
5	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	1,300	1,292
5	Ford Credit Floorplan Master Owner Trust A Series
	2013-5	1.500%	9/15/18	4,675	4,680
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.200%	2/15/19	5,400	5,386
5	Ford Credit Floorplan Master Owner Trust A Series
	2014-4	1.400%	8/15/19	11,200	11,156

18

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 GE Capital Credit Card Master Note Trust Series 2012-7	1.760%	9/15/22	6,545	6,426
5 GE Commercial Mortgage Corp. Series 2005-C4 Trust	5.427%	11/10/45	6,480	6,477
5 GE Commercial Mortgage Corp. Series 2006-C1 Trust	5.459%	3/10/44	6,675	6,667
5 GE Commercial Mortgage Corp. Series 2007-C1 Trust	5.543%	12/10/49	5,925	6,071
5 GM Financial Leasing Trust 2015-2	1.680%	12/20/18	5,200	5,172
5 GM Financial Leasing Trust 2015-2	1.850%	7/22/19	2,630	2,615
5 GM Financial Leasing Trust 2015-3	1.690%	3/20/19	2,850	2,828
5 GM Financial Leasing Trust 2015-3	1.810%	11/20/19	2,975	2,948
5 GS Mortgage Securities Trust 2006-GG6	5.622%	4/10/38	56	56
5 GS Mortgage Securities Trust 2007-GG10	5.794%	8/10/45	5,488	5,681
5 GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	3,220	3,381
5 GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	12,500	12,955
5 GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	7,475	7,668
5 GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	5,530	5,451
5 GS Mortgage Securities Trust 2013-GC10	2.943%	2/10/46	4,077	4,036
5 GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	1,529	1,528
5 GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	5,682	5,677
5 GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	1,792	1,789
5 GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	2,055	2,119
5 GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,470	1,545
5 GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	7,350	7,870
5 GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	2,600	2,661
5 GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	1,100	1,148
5 GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,525	1,635
5 GS Mortgage Securities Trust 2014-GC18	1.298%	1/10/47	2,213	2,186
5 GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	5,950	6,268
5 GS Mortgage Securities Trust 2014-GC18	4.383%	1/10/47	1,975	2,115
5 GS Mortgage Securities Trust 2014-GC18	3.467%	6/10/47	2,225	2,277
5 GS Mortgage Securities Trust 2014-GC18	3.516%	6/10/47	500	514
5 GS Mortgage Securities Trust 2014-GC18	3.862%	6/10/47	1,950	2,023
5 GS Mortgage Securities Trust 2014-GC24	3.931%	9/10/47	6,125	6,368
5 GS Mortgage Securities Trust 2014-GC24	4.508%	9/10/47	1,675	1,743
5 GS Mortgage Securities Trust 2014-GC26	2.902%	11/10/47	1,850	1,889
5 GS Mortgage Securities Trust 2014-GC26	3.365%	11/10/47	3,400	3,450
5 GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	11,450	11,752
5 GS Mortgage Securities Trust 2014-GC26	3.964%	11/10/47	2,000	2,068
5 GS Mortgage Securities Trust 2014-GC26	4.215%	11/10/47	1,700	1,730
5 GS Mortgage Securities Trust 2015-GC28	3.396%	2/10/48	6,200	6,176
5 GS Mortgage Securities Trust 2015-GC30	2.726%	5/10/50	4,025	4,055
5 GS Mortgage Securities Trust 2015-GC30	3.382%	5/10/50	5,700	5,672
5 GS Mortgage Securities Trust 2015-GC32	3.513%	7/10/48	5,775	5,879
5 GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	2,275	2,329
5 GS Mortgage Securities Trust 2015-GC34	3.278%	10/10/48	5,900	5,913
5 GS Mortgage Securities Trust 2015-GC34	3.506%	10/10/48	5,600	5,612
5 Honda Auto Receivables 2013-1 Owner Trust	0.480%	11/21/16	245	245
5 Honda Auto Receivables 2013-1 Owner Trust	0.620%	3/21/19	4,802	4,799
5 Honda Auto Receivables 2013-2 Owner Trust	0.530%	2/16/17	359	359
5 Honda Auto Receivables 2013-2 Owner Trust	0.660%	6/17/19	1,718	1,714
5 Honda Auto Receivables 2013-4 Owner Trust	0.690%	9/18/17	1,117	1,115
5 Honda Auto Receivables 2013-4 Owner Trust	1.040%	2/18/20	1,650	1,645
5 Honda Auto Receivables 2014-1 Owner Trust	0.670%	11/21/17	3,188	3,182
5 Honda Auto Receivables 2014-1 Owner Trust	1.040%	2/21/20	1,707	1,699
5 Honda Auto Receivables 2014-2 Owner Trust	0.770%	3/19/18	2,422	2,417
5 Honda Auto Receivables 2014-2 Owner Trust	1.180%	5/18/20	1,375	1,369
5 Honda Auto Receivables 2014-3 Owner Trust	0.880%	6/15/18	4,900	4,887
5 Honda Auto Receivables 2014-3 Owner Trust	1.310%	10/15/20	2,800	2,783
5 Honda Auto Receivables 2015-1 Owner Trust	1.050%	10/15/18	5,050	5,028
5 Honda Auto Receivables 2015-1 Owner Trust	1.320%	11/16/20	3,425	3,399
5 Honda Auto Receivables 2015-2 Owner Trust	1.040%	2/21/19	3,975	3,949
5 Honda Auto Receivables 2015-2 Owner Trust	1.470%	8/23/21	2,325	2,306
5 Honda Auto Receivables 2015-3 Owner Trust	1.270%	4/18/19	4,300	4,280
5 Honda Auto Receivables 2015-3 Owner Trust	1.560%	10/18/21	1,150	1,141
5 Honda Auto Receivables 2015-4 Owner Trust	1.230%	9/23/19	5,900	5,843
5 Honda Auto Receivables 2015-4 Owner Trust	1.440%	1/21/22	1,500	1,480

19

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Huntington Auto Trust 2015-1	1.240%	9/16/19	5,775	5,748
5 Hyundai Auto Receivables Trust 2012-C	0.730%	6/15/18	2,215	2,212
5 Hyundai Auto Receivables Trust 2013-A	0.560%	7/17/17	253	253
5 Hyundai Auto Receivables Trust 2013-A	0.750%	9/17/18	5,096	5,087
5 Hyundai Auto Receivables Trust 2013-B	0.710%	9/15/17	1,198	1,198
5 Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	2,400	2,399
5 Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	2,890	2,896
5 Hyundai Auto Receivables Trust 2014-A	0.790%	7/16/18	2,076	2,072
5 Hyundai Auto Receivables Trust 2014-B	0.900%	12/17/18	5,341	5,329
5 Hyundai Auto Receivables Trust 2014-B	1.460%	11/15/19	1,370	1,363
5 Hyundai Auto Receivables Trust 2015-A	1.370%	7/15/20	1,700	1,683
5 Hyundai Auto Receivables Trust 2015-C	1.460%	2/18/20	2,075	2,066
5 Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	1,500	1,492
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-CIBC11	5.411%	8/12/37	297	296
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2005-LDP5	5.476%	12/15/44	381	381
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-CIBC14	5.488%	12/12/44	1,926	1,924
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-LDP6	5.475%	4/15/43	732	731
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-LDP7	5.909%	4/15/45	3,300	3,357
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2006-LDP8	5.440%	5/15/45	4,525	4,600
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-CIBC20	5.794%	2/12/51	25,007	26,172
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-CIBC20	5.881%	2/12/51	3,350	3,554
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-LDP11	5.774%	6/15/49	8,035	8,206
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2007-LDP12	5.882%	2/15/51	13,170	13,634
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-C6	3.507%	5/15/45	9,250	9,561
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-C8	2.829%	10/15/45	6,675	6,634
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-CIBX	3.483%	6/15/45	7,490	7,811
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2012-LC9	2.840%	12/15/47	3,750	3,733
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C10	3.143%	12/15/47	2,314	2,329
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C10	3.372%	12/15/47	1,735	1,747
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	3.674%	12/15/46	1,600	1,671
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	3.881%	12/15/46	2,300	2,422
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.166%	12/15/46	3,100	3,299
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.517%	12/15/46	1,600	1,722
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-C16	4.944%	12/15/46	1,600	1,726
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2013-LC11	2.960%	4/15/46	2,678	2,663
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2014-C20	2.872%	7/15/47	2,250	2,297
5 JP Morgan Chase Commercial Mortgage Securities
Trust 2014-C20	3.805%	7/15/47	850	885
5 JPMBB Commercial Mortgage Securities Trust 2013-
C12	3.664%	7/15/45	1,776	1,842

20

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities Trust 2013-
C12	4.025%	7/15/45	1,184	1,244
5 JPMBB Commercial Mortgage Securities Trust 2013-
C14	3.761%	8/15/46	1,680	1,762
5 JPMBB Commercial Mortgage Securities Trust 2013-
C14	4.133%	8/15/46	4,470	4,769
5 JPMBB Commercial Mortgage Securities Trust 2013-
C14	4.409%	8/15/46	1,260	1,348
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	1.233%	11/15/45	662	659
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	2.977%	11/15/45	4,200	4,295
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	3.659%	11/15/45	420	439
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	4.131%	11/15/45	2,940	3,135
5 JPMBB Commercial Mortgage Securities Trust 2013-
C15	4.420%	11/15/45	1,680	1,798
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	3.003%	1/15/47	2,200	2,253
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	3.705%	1/15/47	1,650	1,726
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.199%	1/15/47	5,500	5,924
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.458%	1/15/47	1,100	1,189
5 JPMBB Commercial Mortgage Securities Trust 2013-
C17	4.887%	1/15/47	1,650	1,765
5 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.079%	2/15/47	6,590	6,993
5 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.439%	2/15/47	1,173	1,252
5 JPMBB Commercial Mortgage Securities Trust 2014-
C18	4.810%	2/15/47	1,422	1,515
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	3.046%	4/15/47	2,225	2,276
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	3.669%	4/15/47	2,800	2,901
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	3.997%	4/15/47	2,800	2,943
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	4.243%	4/15/47	2,225	2,350
5 JPMBB Commercial Mortgage Securities Trust 2014-
C19	4.110%	9/15/47	2,225	2,308
5 JPMBB Commercial Mortgage Securities Trust 2014-
C21	3.428%	8/15/47	1,411	1,442
5 JPMBB Commercial Mortgage Securities Trust 2014-
C21	3.775%	8/15/47	1,375	1,427
5 JPMBB Commercial Mortgage Securities Trust 2014-
C21	3.997%	8/15/47	850	881
5 JPMBB Commercial Mortgage Securities Trust 2014-
C22	3.801%	9/15/47	8,325	8,616
5 JPMBB Commercial Mortgage Securities Trust 2014-
C23	3.934%	9/15/47	4,175	4,384
5 JPMBB Commercial Mortgage Securities Trust 2014-
C23	4.202%	9/15/47	2,462	2,591
5 JPMBB Commercial Mortgage Securities Trust 2014-
C24	2.940%	11/15/47	2,850	2,915
5 JPMBB Commercial Mortgage Securities Trust 2014-
C24	3.639%	11/15/47	2,275	2,336
5 JPMBB Commercial Mortgage Securities Trust 2014-
C24	3.914%	11/15/47	4,125	4,233
5 JPMBB Commercial Mortgage Securities Trust 2014-
C25	3.672%	11/15/47	9,975	10,251

21

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 JPMBB Commercial Mortgage Securities Trust 2014-
C25	4.065%	11/15/47	2,775	2,909
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.019%	1/15/48	5,725	5,871
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.494%	1/15/48	8,450	8,567
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.800%	1/15/48	2,875	2,917
5 JPMBB Commercial Mortgage Securities Trust 2014-
C26	3.951%	1/15/48	2,875	2,875
5 JPMBB Commercial Mortgage Securities Trust 2015-
C27	2.734%	2/15/48	4,575	4,637
5 JPMBB Commercial Mortgage Securities Trust 2015-
C27	3.017%	2/15/48	5,715	5,723
5 JPMBB Commercial Mortgage Securities Trust 2015-
C27	3.179%	2/15/48	3,048	3,016
5 JPMBB Commercial Mortgage Securities Trust 2015-
C28	2.773%	10/15/48	5,725	5,803
5 JPMBB Commercial Mortgage Securities Trust 2015-
C28	3.227%	10/15/48	6,775	6,683
5 JPMBB Commercial Mortgage Securities Trust 2015-
C28	3.532%	10/15/48	1,725	1,702
5 JPMBB Commercial Mortgage Securities Trust 2015-
C29	2.921%	5/15/48	5,000	5,102
5 JPMBB Commercial Mortgage Securities Trust 2015-
C29	3.304%	5/15/48	2,963	3,012
5 JPMBB Commercial Mortgage Securities Trust 2015-
C29	3.611%	5/15/48	4,650	4,709
5 JPMBB Commercial Mortgage Securities Trust 2015-
C30	3.559%	7/15/48	5,775	5,951
5 JPMBB Commercial Mortgage Securities Trust 2015-
C30	3.822%	7/15/48	5,675	5,871
5 JPMBB Commercial Mortgage Securities Trust 2015-
C30	4.226%	7/15/48	2,900	3,014
5 JPMBB Commercial Mortgage Securities Trust 2015-
C31	3.540%	8/15/48	2,772	2,849
5 JPMBB Commercial Mortgage Securities Trust 2015-
C31	3.801%	8/15/48	2,960	3,064
5 JPMBB Commercial Mortgage Securities Trust 2015-
C32	3.358%	11/15/48	5,875	5,977
5 JPMBB Commercial Mortgage Securities Trust 2015-
C32	3.598%	11/15/48	5,875	5,983
5 JPMBB Commercial Mortgage Securities Trust 2015-
C33	3.770%	12/15/48	4,230	4,329
5 JPMCC Commercial Mortgage Securities Trust 2015-
JP1	3.914%	1/15/49	4,600	4,740
5 LB Commercial Mortgage Trust 2007-C3	5.898%	7/15/44	645	669
5 LB-UBS Commercial Mortgage Trust 2006-C1	5.217%	2/15/31	2,719	2,718
5 LB-UBS Commercial Mortgage Trust 2006-C3	5.661%	3/15/39	1,438	1,438
5 LB-UBS Commercial Mortgage Trust 2006-C4	5.820%	6/15/38	8,327	8,390
5 LB-UBS Commercial Mortgage Trust 2006-C6	5.372%	9/15/39	13,204	13,373
5 LB-UBS Commercial Mortgage Trust 2006-C6	5.413%	9/15/39	1,175	1,202
5 LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	3,838	3,914
5 LB-UBS Commercial Mortgage Trust 2006-C7	5.378%	11/15/38	3,125	3,197
5 LB-UBS Commercial Mortgage Trust 2007-C1	5.424%	2/15/40	23,834	24,484
5 LB-UBS Commercial Mortgage Trust 2007-C2	5.430%	2/15/40	10,246	10,536
5 LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	16,859	17,940
5 LB-UBS Commercial Mortgage Trust 2008-C1	6.087%	4/15/41	20,526	21,935
5 Mercedes-Benz Auto Lease Trust 2015-A	1.210%	10/15/20	8,550	8,516
5 Mercedes-Benz Auto Lease Trust 2015-B	1.340%	7/16/18	2,950	2,937
5 Mercedes-Benz Auto Lease Trust 2015-B	1.530%	5/17/21	1,750	1,737
5 Mercedes-Benz Auto Receivables Trust 2013-1	0.780%	8/15/17	383	383
5 Mercedes-Benz Auto Receivables Trust 2013-1	1.130%	11/15/19	1,180	1,179
5 Mercedes-Benz Auto Receivables Trust 2014-1	0.870%	10/15/18	2,725	2,716

22

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Mercedes-Benz Auto Receivables Trust 2014-1	1.310%	11/16/20	825	820
5 Mercedes-Benz Auto Receivables Trust 2015-1	1.340%	12/16/19	3,400	3,379
5 Mercedes-Benz Auto Receivables Trust 2015-1	1.750%	12/15/21	1,175	1,166
5 Merrill Lynch Mortgage Trust 2006-C1	5.666%	5/12/39	8,329	8,353
5 Merrill Lynch Mortgage Trust 2006-C1	5.666%	5/12/39	1,825	1,842
5 Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	2,865	2,920
5 Merrill Lynch Mortgage Trust 2007-C1	5.836%	6/12/50	24,868	25,672
5 Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	14,971	15,640
5 ML-CFC Commercial Mortgage Trust 2006-2	5.882%	6/12/46	8,599	8,648
5 ML-CFC Commercial Mortgage Trust 2006-3	5.456%	7/12/46	3,660	3,726
5 ML-CFC Commercial Mortgage Trust 2006-4	5.204%	12/12/49	2,496	2,565
5 ML-CFC Commercial Mortgage Trust 2007-5	5.378%	8/12/48	13,099	13,398
5 ML-CFC Commercial Mortgage Trust 2007-7	5.743%	6/12/50	7,268	7,545
5 ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	14,266	14,862
5 Morgan Stanley Bank of America Merrill Lynch Trust
2012-C5	3.176%	8/15/45	3,025	3,070
5 Morgan Stanley Bank of America Merrill Lynch Trust
2012-C6	2.858%	11/15/45	3,000	2,983
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C10	4.081%	7/15/46	8,000	8,509
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C11	4.214%	8/15/46	1,680	1,798
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C11	4.414%	8/15/46	840	899
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C12	3.001%	10/15/46	2,340	2,397
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C12	4.259%	10/15/46	3,915	4,197
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	2.936%	11/15/46	1,750	1,791
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	4.039%	11/15/46	3,500	3,701
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C13	4.742%	11/15/46	1,750	1,870
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C7	2.918%	2/15/46	3,011	2,980
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C7	3.214%	2/15/46	599	597
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C8	3.134%	12/15/48	3,475	3,477
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C8	3.376%	12/15/48	1,800	1,810
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9	3.102%	5/15/46	2,475	2,467
5 Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9	3.456%	5/15/46	1,800	1,809
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	1.250%	2/15/47	1,159	1,148
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	2.916%	2/15/47	2,200	2,247
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	3.669%	2/15/47	4,475	4,657
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	4.064%	2/15/47	4,475	4,727
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C14	4.642%	2/15/47	1,600	1,727
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	2.849%	6/15/47	850	867
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	3.477%	6/15/47	1,125	1,155
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	3.892%	6/15/47	4,200	4,376
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C16	4.324%	6/15/47	1,675	1,727

23

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C18	3.194%	10/15/47	5,000	5,128
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C18	3.923%	10/15/47	1,400	1,460
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C18	4.444%	10/15/47	1,675	1,768
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C19	3.101%	12/15/47	5,700	5,858
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C19	3.326%	12/15/47	3,025	3,093
5 Morgan Stanley Bank of America Merrill Lynch Trust
2014-C19	3.526%	12/15/47	5,050	5,115
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C20	3.069%	2/15/48	2,875	2,895
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C20	3.249%	2/15/48	10,125	9,996
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C21	3.338%	3/15/48	2,500	2,483
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C22	3.040%	4/15/48	5,725	5,741
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C22	3.306%	4/15/48	4,500	4,444
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C22	3.883%	4/15/48	2,875	2,846
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C23	2.982%	7/15/50	2,900	2,952
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C23	3.398%	7/15/50	1,750	1,791
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C23	3.719%	7/15/50	5,775	5,900
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C25	3.383%	10/15/48	6,550	6,663
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C25	3.635%	10/15/48	3,475	3,513
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C26	3.323%	10/15/48	3,825	3,888
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C26	3.531%	10/15/48	4,325	4,338
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27	3.557%	12/15/47	2,950	3,014
5 Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27	3.753%	12/15/47	3,500	3,570
5 Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	2,533	2,532
5 Morgan Stanley Capital I Trust 2005-TOP17	4.840%	12/13/41	149	149
5 Morgan Stanley Capital I Trust 2005-TOP19	4.985%	6/12/47	238	238
5 Morgan Stanley Capital I Trust 2006-HQ10	5.328%	11/12/41	5,520	5,584
5 Morgan Stanley Capital I Trust 2006-HQ8	5.480%	3/12/44	3,503	3,499
5 Morgan Stanley Capital I Trust 2006-HQ9	5.773%	7/12/44	4,721	4,809
5 Morgan Stanley Capital I Trust 2006-HQ9	5.793%	7/12/44	4,100	4,160
5 Morgan Stanley Capital I Trust 2006-IQ11	5.779%	10/15/42	1,178	1,176
5 Morgan Stanley Capital I Trust 2006-IQ11	5.783%	10/15/42	4,325	4,359
5 Morgan Stanley Capital I Trust 2006-IQ11	5.783%	10/15/42	725	729
5 Morgan Stanley Capital I Trust 2006-IQ12	5.370%	12/15/43	1,960	2,018
5 Morgan Stanley Capital I Trust 2006-T23	5.847%	8/12/41	1,907	1,924
5 Morgan Stanley Capital I Trust 2006-TOP23	5.847%	8/12/41	2,175	2,214
5 Morgan Stanley Capital I Trust 2007-IQ14	5.654%	4/15/49	465	469
5 Morgan Stanley Capital I Trust 2007-IQ14	5.692%	4/15/49	14,295	14,696
5 Morgan Stanley Capital I Trust 2007-IQ15	5.917%	6/11/49	15,685	16,315
5 Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	15,250	15,950
5 Morgan Stanley Capital I Trust 2007-IQ16	6.054%	12/12/49	5,075	5,335
5 Morgan Stanley Capital I Trust 2007-TOP25	5.514%	11/12/49	1,910	1,956
5 Morgan Stanley Capital I Trust 2007-TOP25	5.544%	11/12/49	4,525	4,679
5 Morgan Stanley Capital I Trust 2007-TOP27	5.645%	6/11/42	5,075	5,312
5 Morgan Stanley Capital I Trust 2007-TOP27	5.645%	6/11/42	20,474	21,380

24

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Morgan Stanley Capital I Trust 2008-TOP29	6.268%	1/11/43	21,549	23,029
5 Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	7,000	7,140
5 Morgan Stanley Capital I Trust 2012-C4	3.773%	3/15/45	2,900	3,009
5 Morgan Stanley Capital I Trust 2015-UBS8	3.809%	12/15/48	4,100	4,182
5 Nissan Auto Lease Trust 2014-B	1.120%	9/15/17	1,700	1,695
5 Nissan Auto Lease Trust 2015-B	1.540%	4/16/18	4,100	4,085
5 Nissan Auto Lease Trust 2015-B	1.700%	4/15/21	2,625	2,613
5 Nissan Auto Receivables 2013-A Owner Trust	0.500%	5/15/17	307	307
5 Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	10,750	10,724
5 Nissan Auto Receivables 2013-B Owner Trust	0.840%	11/15/17	1,052	1,051
5 Nissan Auto Receivables 2013-B Owner Trust	1.310%	10/15/19	1,770	1,767
5 Nissan Auto Receivables 2013-C Owner Trust	0.670%	8/15/18	1,739	1,735
5 Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	1,600	1,593
5 Nissan Auto Receivables 2014-A Owner Trust	0.720%	8/15/18	1,634	1,630
5 Nissan Auto Receivables 2014-A Owner Trust	1.340%	8/17/20	2,250	2,237
5 Nissan Auto Receivables 2014-B Owner Trust	1.110%	5/15/19	2,800	2,788
5 Nissan Auto Receivables 2015-B Owner Trust	1.050%	10/15/19	5,050	5,014
5 Nissan Auto Receivables 2015-B Owner Trust	1.340%	3/16/20	3,400	3,379
5 Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	1,750	1,740
5 Nissan Auto Receivables 2015-C Owner Trust	1.370%	5/15/20	1,800	1,784
5 Nissan Auto Receivables 2015-C Owner Trust	1.670%	2/15/22	2,975	2,938
5 Royal Bank of Canada	1.200%	9/19/18	11,315	11,238
5 Royal Bank of Canada	2.000%	10/1/19	20,000	20,069
Royal Bank of Canada	1.875%	2/5/20	8,625	8,479
Royal Bank of Canada	2.100%	10/14/20	58,000	57,056
5 Santander Drive Auto Receivables Trust 2013-4	0.870%	1/16/18	236	236
5 Santander Drive Auto Receivables Trust 2013-4	1.590%	10/15/18	2,600	2,600
5 Santander Drive Auto Receivables Trust 2014-2	0.800%	4/16/18	830	830
5 Santander Drive Auto Receivables Trust 2014-3	0.810%	7/16/18	745	745
5 Santander Drive Auto Receivables Trust 2014-4	1.080%	9/17/18	2,800	2,798
5 Synchrony Credit Card Master Note Trust 2014-1	1.610%	11/15/20	3,325	3,311
5 Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	3,375	3,355
5 TIAA Seasoned Commercial Mortgage Trust 2007-C4	5.510%	8/15/39	1,604	1,605
5 Toyota Auto Receivables 2013-A Owner Trust	0.550%	1/17/17	163	163
5 Toyota Auto Receivables 2013-A Owner Trust	0.690%	11/15/18	1,625	1,621
5 Toyota Auto Receivables 2014-A Owner Trust	1.180%	6/17/19	1,250	1,245
5 Toyota Auto Receivables 2014-B Owner Trust	0.760%	3/15/18	1,400	1,397
5 Toyota Auto Receivables 2014-B Owner Trust	1.310%	9/16/19	1,125	1,121
5 Toyota Auto Receivables 2015-B Owner Trust	1.270%	5/15/19	8,500	8,478
5 Toyota Auto Receivables 2015-B Owner Trust	1.740%	9/15/20	5,200	5,201
5 Toyota Auto Receivables 2015-C Owner Trust	1.340%	6/17/19	5,200	5,182
5 Toyota Auto Receivables Owner Trust 2015-C	1.690%	12/15/20	4,900	4,891
5 UBS-Barclays Commercial Mortgage Trust 2013-C5	3.185%	3/10/46	4,636	4,714
5 UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	2,875	2,902
5 UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,150	1,150
5 USAA Auto Owner Trust 2014-1	0.580%	12/15/17	1,015	1,013
5 USAA Auto Owner Trust 2014-1	0.940%	5/15/19	1,150	1,147
5 Volkswagen Auto Lease Trust 2014-A	0.800%	4/20/17	958	956
5 Volkswagen Auto Lease Trust 2014-A	0.990%	7/20/18	1,120	1,115
5 Volkswagen Auto Loan Enhanced Trust 2013-2	0.700%	4/20/18	1,187	1,183
5 Volkswagen Auto Loan Enhanced Trust 2013-2	1.160%	3/20/20	875	868
5 Volkswagen Auto Loan Enhanced Trust 2014-1	0.910%	10/22/18	3,325	3,305
5 Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	2,775	2,730
5 Volkswagen Auto Loan Enhanced Trust 2014-2	0.950%	4/22/19	8,450	8,370
5 Volkswagen Auto Loan Enhanced Trust 2014-2	1.390%	5/20/21	2,850	2,789
5 Wachovia Bank Commercial Mortgage Trust Series
2005-C21	5.301%	10/15/44	368	369
5 Wachovia Bank Commercial Mortgage Trust Series
2006-C25	5.767%	5/15/43	1,610	1,608
5 Wachovia Bank Commercial Mortgage Trust Series
2006-C26	5.962%	6/15/45	1,300	1,319
5 Wachovia Bank Commercial Mortgage Trust Series
2006-C27	5.765%	7/15/45	7,797	7,896

25

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Wachovia Bank Commercial Mortgage Trust Series
2006-C29	5.339%	11/15/48	2,225	2,280
5 Wachovia Bank Commercial Mortgage Trust Series
2007-C33	5.952%	2/15/51	6,266	6,469
5 Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	3,675	3,680
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	2.819%	8/15/50	1,675	1,706
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	1,125	1,161
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	3,925	4,085
5 Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	550	572
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	2.954%	12/15/47	3,400	3,475
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.244%	12/15/47	1,961	1,991
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.271%	12/15/47	4,000	4,030
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.405%	12/15/47	5,650	5,688
5 Wells Fargo Commercial Mortgage Trust 2014-LC18	3.808%	12/15/47	2,850	2,872
5 Wells Fargo Commercial Mortgage Trust 2015-C26	2.991%	2/15/48	5,725	5,720
5 Wells Fargo Commercial Mortgage Trust 2015-C26	3.166%	2/15/48	3,150	3,099
5 Wells Fargo Commercial Mortgage Trust 2015-C26	3.580%	2/15/48	2,275	2,261
5 Wells Fargo Commercial Mortgage Trust 2015-C27	3.190%	2/15/48	14,150	13,848
5 Wells Fargo Commercial Mortgage Trust 2015-C28	3.540%	5/15/48	8,500	8,547
5 Wells Fargo Commercial Mortgage Trust 2015-C28	3.872%	5/15/48	1,619	1,637
5 Wells Fargo Commercial Mortgage Trust 2015-C29	3.400%	6/15/48	5,800	5,871
5 Wells Fargo Commercial Mortgage Trust 2015-C29	3.637%	6/15/48	8,500	8,629
5 Wells Fargo Commercial Mortgage Trust 2015-LC20	2.978%	4/15/50	1,536	1,531
5 Wells Fargo Commercial Mortgage Trust 2015-LC20	3.184%	4/15/50	11,350	11,163
5 Wells Fargo Commercial Mortgage Trust 2015-LC20	3.719%	4/15/50	2,850	2,732
5 Wells Fargo Commercial Mortgage Trust 2015-LC22	3.571%	9/15/58	2,350	2,423
5 Wells Fargo Commercial Mortgage Trust 2015-LC22	3.839%	9/15/58	3,425	3,564
5 Wells Fargo Commercial Mortgage Trust 2015-LC22	4.207%	9/15/58	2,925	3,042
5 Wells Fargo Commercial Mortgage Trust 2015-NSX1	2.632%	5/15/48	2,425	2,440
5 Wells Fargo Commercial Mortgage Trust 2015-NSX1	2.934%	5/15/48	1,700	1,700
5 Wells Fargo Commercial Mortgage Trust 2015-NSX1	3.148%	5/15/48	2,275	2,227
5 Wells Fargo Commercial Mortgage Trust 2015-P2	3.656%	12/15/48	4,700	4,822
5 Wells Fargo Commercial Mortgage Trust 2015-P2	3.809%	12/15/48	2,950	3,026
5 Wells Fargo Commercial Mortgage Trust 2015-SG1	3.789%	12/15/47	4,000	4,109
5 WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	3,000	2,965
5 WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	7,425	7,679
5 WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	4,975	5,122
5 WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,400	4,659
5 WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,100	3,101
5 WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	6,125	6,082
5 WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	4,148	4,149
5 WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,733	1,740
5 WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	820	832
5 WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	3,436	3,415
5 WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	673	677
5 WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	6,000	6,080
5 WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	3,000	3,042
5 WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,120	1,175
5 WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	4,470	4,782
5 WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	1,120	1,200
5 WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	2,100	2,160
5 WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,250	1,327
5 WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,250	1,356
5 WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,100	2,292
5 WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	1,150	1,175
5 WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	1,150	1,200
5 WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	1,450	1,529
5 WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	1,150	1,223
5 WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	1,150	1,224
5 WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	1,150	1,176
5 WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	2,300	2,387
5 WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	5,010	5,312
5 WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	575	617
5 WFRBS Commercial Mortgage Trust 2013-C18	4.669%	12/15/46	862	918

26

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	3,100	3,167
5 WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,750	1,809
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	2,350	2,487
5 WFRBS Commercial Mortgage Trust 2013-UBS1	4.630%	3/15/46	575	615
5 WFRBS Commercial Mortgage Trust 2014-C19	1.233%	3/15/47	880	875
5 WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	950	991
5 WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	1,250	1,293
5 WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	2,825	2,994
5 WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	950	1,008
5 WFRBS Commercial Mortgage Trust 2014-C20	3.036%	5/15/47	1,100	1,122
5 WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	1,100	1,137
5 WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	1,675	1,754
5 WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	1,675	1,764
5 WFRBS Commercial Mortgage Trust 2014-C21	3.678%	8/15/47	4,000	4,095
5 WFRBS Commercial Mortgage Trust 2014-C22	3.752%	9/15/57	8,200	8,394
5 WFRBS Commercial Mortgage Trust 2014-C22	4.371%	9/15/57	1,675	1,722
5 WFRBS Commercial Mortgage Trust 2014-C23	3.636%	10/15/57	3,143	3,267
5 WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	1,675	1,756
5 WFRBS Commercial Mortgage Trust 2014-C23	4.210%	10/15/57	1,125	1,179
5 WFRBS Commercial Mortgage Trust 2014-C24	3.428%	11/15/47	2,860	2,928
5 WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	2,860	2,921
5 WFRBS Commercial Mortgage Trust 2014-LC14	1.193%	3/15/47	1,586	1,577
5 WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	1,120	1,142
5 WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	2,800	2,879
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	6,720	7,133
5 WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	2,800	2,982
5 World Omni Auto Receivables Trust 2012-B	0.810%	1/15/19	3,296	3,291
5 World Omni Auto Receivables Trust 2013-B	0.830%	8/15/18	1,232	1,230
5 World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	825	821
5 World Omni Auto Receivables Trust 2014-A	0.940%	4/15/19	2,760	2,754
5 World Omni Auto Receivables Trust 2014-A	1.530%	6/15/20	2,775	2,765
5 World Omni Auto Receivables Trust 2014-B	1.140%	1/15/20	3,850	3,833
5 World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	1,530	1,515
5 World Omni Auto Receivables Trust 2015-B	1.490%	12/15/20	2,975	2,948
5 World Omni Auto Receivables Trust 2015-B	1.840%	1/17/22	2,975	2,940
5 World Omni Automobile Lease Securitization Trust
2013-A	1.100%	12/15/16	1,062	1,063
5 World Omni Automobile Lease Securitization Trust
2014-A	1.160%	9/15/17	2,800	2,799
5 World Omni Automobile Lease Securitization Trust
2014-A	1.370%	1/15/20	850	850
5 World Omni Automobile Lease Securitization Trust
2015-A	1.540%	10/15/18	2,875	2,869

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,240,763)				4,277,682

Corporate Bonds (26.7%)
Finance (8.6%)
Banking (6.0%)
Abbey National Treasury Services plc	1.375%	3/13/17	9,333	9,291
Abbey National Treasury Services plc	1.650%	9/29/17	10,000	9,977
Abbey National Treasury Services plc	3.050%	8/23/18	8,275	8,488
Abbey National Treasury Services plc	2.000%	8/24/18	10,195	10,174
Abbey National Treasury Services plc	2.350%	9/10/19	8,035	8,037
Abbey National Treasury Services plc	2.375%	3/16/20	5,200	5,178
Abbey National Treasury Services plc	4.000%	3/13/24	17,125	17,816
American Express Bank FSB	6.000%	9/13/17	13,151	14,083
American Express Centurion Bank	5.950%	6/12/17	2,650	2,800
American Express Centurion Bank	6.000%	9/13/17	23,425	25,098
American Express Co.	6.150%	8/28/17	6,339	6,787
American Express Co.	7.000%	3/19/18	60,072	66,572
American Express Co.	2.650%	12/2/22	4,215	4,090
American Express Co.	3.625%	12/5/24	9,600	9,488
American Express Co.	4.050%	12/3/42	1,881	1,780

27

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Express Credit Corp.	2.375%	3/24/17	3,050	3,083
American Express Credit Corp.	1.125%	6/5/17	16,000	15,917
American Express Credit Corp.	2.125%	7/27/18	875	881
American Express Credit Corp.	1.800%	7/31/18	100	100
American Express Credit Corp.	2.125%	3/18/19	5,440	5,434
American Express Credit Corp.	2.250%	8/15/19	9,825	9,825
American Express Credit Corp.	2.375%	5/26/20	5,025	4,979
American Express Credit Corp.	2.600%	9/14/20	24,250	24,305
Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	9,135	9,150
Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	5,775	5,759
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	4,590	4,611
Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	250	248
Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	20,000	19,955
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	16,300	16,271
Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	14,525	14,569
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	12,175	12,448
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	13,625	13,562
Bancolombia SA	5.950%	6/3/21	6,425	6,630
Bank of America Corp.	5.625%	10/14/16	3	3
Bank of America Corp.	5.420%	3/15/17	14,400	14,971
Bank of America Corp.	3.875%	3/22/17	13,120	13,457
Bank of America Corp.	5.700%	5/2/17	10,881	11,353
Bank of America Corp.	1.700%	8/25/17	10,708	10,680
Bank of America Corp.	6.400%	8/28/17	5,481	5,872
Bank of America Corp.	6.000%	9/1/17	6,716	7,148
Bank of America Corp.	5.750%	12/1/17	15,128	16,192
Bank of America Corp.	2.000%	1/11/18	43,830	43,782
Bank of America Corp.	6.875%	4/25/18	79,969	88,210
Bank of America Corp.	5.650%	5/1/18	62,219	66,905
Bank of America Corp.	6.500%	7/15/18	3,125	3,448
Bank of America Corp.	6.875%	11/15/18	635	713
Bank of America Corp.	2.600%	1/15/19	43,150	43,277
Bank of America Corp.	2.650%	4/1/19	5,347	5,359
Bank of America Corp.	7.625%	6/1/19	37,970	43,931
Bank of America Corp.	2.250%	4/21/20	18,175	17,767
Bank of America Corp.	5.625%	7/1/20	57,288	63,560
Bank of America Corp.	2.625%	10/19/20	19,800	19,559
Bank of America Corp.	5.875%	1/5/21	3,930	4,449
Bank of America Corp.	5.000%	5/13/21	11,110	12,139
Bank of America Corp.	5.700%	1/24/22	21,298	24,018
Bank of America Corp.	3.300%	1/11/23	24,567	24,218
Bank of America Corp.	4.100%	7/24/23	10,983	11,358
Bank of America Corp.	4.125%	1/22/24	34,280	35,309
Bank of America Corp.	4.000%	4/1/24	20,314	20,786
Bank of America Corp.	4.200%	8/26/24	26,876	26,913
Bank of America Corp.	4.000%	1/22/25	25,875	25,336
Bank of America Corp.	3.950%	4/21/25	18,780	18,280
Bank of America Corp.	3.875%	8/1/25	36,600	37,141
Bank of America Corp.	4.250%	10/22/26	18,200	18,013
Bank of America Corp.	6.110%	1/29/37	8,635	9,800
Bank of America Corp.	7.750%	5/14/38	22,973	31,109
Bank of America Corp.	5.875%	2/7/42	27,084	31,609
Bank of America Corp.	5.000%	1/21/44	24,820	25,891
Bank of America Corp.	4.875%	4/1/44	10,075	10,395
Bank of America Corp.	4.750%	4/21/45	1,250	1,202
Bank of America NA	5.300%	3/15/17	42,323	44,022
Bank of America NA	6.100%	6/15/17	6,575	6,960
Bank of America NA	1.650%	3/26/18	4,150	4,122
Bank of America NA	1.750%	6/5/18	12,000	11,925
Bank of America NA	2.050%	12/7/18	25,625	25,527
Bank of America NA	6.000%	10/15/36	10,955	12,942
Bank of Montreal	2.500%	1/11/17	17,435	17,637
Bank of Montreal	1.300%	7/14/17	6,446	6,434
Bank of Montreal	1.400%	9/11/17	1,945	1,945

28

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of Montreal	1.450%	4/9/18	5,375	5,338
Bank of Montreal	1.400%	4/10/18	9,800	9,713
Bank of Montreal	2.375%	1/25/19	9,250	9,333
Bank of Montreal	2.550%	11/6/22	22,185	21,936
Bank of New York Mellon Corp.	2.400%	1/17/17	19,960	20,156
Bank of New York Mellon Corp.	1.969%	6/20/17	6,800	6,855
Bank of New York Mellon Corp.	1.300%	1/25/18	3,250	3,221
Bank of New York Mellon Corp.	2.100%	1/15/19	30,326	30,425
Bank of New York Mellon Corp.	2.200%	3/4/19	6,643	6,665
Bank of New York Mellon Corp.	2.200%	5/15/19	225	225
Bank of New York Mellon Corp.	5.450%	5/15/19	5,285	5,824
Bank of New York Mellon Corp.	2.300%	9/11/19	15,000	15,032
Bank of New York Mellon Corp.	4.600%	1/15/20	6,375	6,903
Bank of New York Mellon Corp.	2.150%	2/24/20	5,000	4,949
Bank of New York Mellon Corp.	2.600%	8/17/20	4,875	4,896
Bank of New York Mellon Corp.	2.450%	11/27/20	6,275	6,244
Bank of New York Mellon Corp.	3.550%	9/23/21	4,530	4,740
Bank of New York Mellon Corp.	3.650%	2/4/24	6,325	6,558
Bank of New York Mellon Corp.	3.250%	9/11/24	13,750	13,843
Bank of New York Mellon Corp.	3.000%	2/24/25	4,700	4,619
Bank of Nova Scotia	2.550%	1/12/17	11,410	11,568
Bank of Nova Scotia	1.250%	4/11/17	5,095	5,088
Bank of Nova Scotia	1.300%	7/21/17	6,275	6,257
Bank of Nova Scotia	1.375%	12/18/17	15,175	15,121
Bank of Nova Scotia	1.450%	4/25/18	2,750	2,736
Bank of Nova Scotia	1.700%	6/11/18	6,000	5,984
Bank of Nova Scotia	2.050%	10/30/18	16,885	16,944
Bank of Nova Scotia	2.050%	6/5/19	10,515	10,491
Bank of Nova Scotia	2.350%	10/21/20	21,500	21,304
Bank of Nova Scotia	4.375%	1/13/21	1,560	1,685
Bank of Nova Scotia	2.800%	7/21/21	31,325	31,722
Bank of Nova Scotia	4.500%	12/16/25	30,600	30,429
Bank One Capital III	8.750%	9/1/30	1,675	2,392
Bank One Corp.	7.625%	10/15/26	2,055	2,606
Bank One Corp.	8.000%	4/29/27	2,500	3,222
Barclays Bank plc	2.500%	2/20/19	40,250	40,511
Barclays Bank plc	6.750%	5/22/19	13,200	15,073
Barclays Bank plc	5.125%	1/8/20	9,225	10,138
Barclays Bank plc	5.140%	10/14/20	1,680	1,824
Barclays Bank plc	3.750%	5/15/24	250	254
Barclays plc	2.000%	3/16/18	4,350	4,334
Barclays plc	2.750%	11/8/19	13,623	13,587
Barclays plc	2.875%	6/8/20	4,600	4,593
Barclays plc	4.375%	9/11/24	7,400	7,235
Barclays plc	3.650%	3/16/25	25,000	24,144
Barclays plc	5.250%	8/17/45	14,900	15,163
BB&T Corp.	2.150%	3/22/17	6,475	6,526
BB&T Corp.	4.900%	6/30/17	1,240	1,292
BB&T Corp.	1.600%	8/15/17	4,940	4,950
BB&T Corp.	1.450%	1/12/18	5,010	4,973
BB&T Corp.	2.050%	6/19/18	11,805	11,862
BB&T Corp.	2.250%	2/1/19	3,950	3,964
BB&T Corp.	6.850%	4/30/19	3,754	4,282
BB&T Corp.	5.250%	11/1/19	10,240	11,197
BB&T Corp.	2.450%	1/15/20	14,620	14,677
Bear Stearns Cos. LLC	5.550%	1/22/17	26,310	27,342
Bear Stearns Cos. LLC	6.400%	10/2/17	19,700	21,214
Bear Stearns Cos. LLC	7.250%	2/1/18	35,983	39,627
Bear Stearns Cos. LLC	4.650%	7/2/18	1,660	1,769
BNP Paribas SA	1.375%	3/17/17	395	394
BNP Paribas SA	2.375%	9/14/17	29,441	29,748
BNP Paribas SA	2.700%	8/20/18	3,175	3,218
BNP Paribas SA	2.400%	12/12/18	12,180	12,276
BNP Paribas SA	2.450%	3/17/19	2,575	2,583

29

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BNP Paribas SA	2.375%	5/21/20	6,525	6,474
	BNP Paribas SA	5.000%	1/15/21	38,055	41,985
	BNP Paribas SA	3.250%	3/3/23	21,280	21,199
	BNP Paribas SA	4.250%	10/15/24	2,300	2,278
	BPCE SA	1.625%	2/10/17	8,500	8,508
	BPCE SA	1.613%	7/25/17	8,000	7,982
	BPCE SA	2.500%	12/10/18	14,225	14,365
	BPCE SA	2.500%	7/15/19	10,600	10,631
	BPCE SA	2.250%	1/27/20	4,600	4,562
	BPCE SA	4.000%	4/15/24	17,625	18,253
	Branch Banking & Trust Co.	1.350%	10/1/17	5,925	5,918
	Branch Banking & Trust Co.	2.300%	10/15/18	8,200	8,278
	Branch Banking & Trust Co.	3.625%	9/16/25	18,400	18,572
	Branch Banking & Trust Co.	3.800%	10/30/26	2,500	2,533
	Capital One Bank USA NA	1.300%	6/5/17	6,700	6,648
	Capital One Bank USA NA	2.150%	11/21/18	10,850	10,755
	Capital One Bank USA NA	2.250%	2/13/19	10,950	10,889
	Capital One Bank USA NA	2.300%	6/5/19	10,500	10,371
	Capital One Bank USA NA	8.800%	7/15/19	5,975	7,122
	Capital One Bank USA NA	3.375%	2/15/23	19,550	19,131
	Capital One Financial Corp.	6.150%	9/1/16	8,324	8,582
	Capital One Financial Corp.	6.750%	9/15/17	10,310	11,091
	Capital One Financial Corp.	2.450%	4/24/19	9,105	9,117
	Capital One Financial Corp.	4.750%	7/15/21	3,110	3,371
	Capital One Financial Corp.	3.500%	6/15/23	3,832	3,797
	Capital One Financial Corp.	3.750%	4/24/24	7,100	7,155
	Capital One Financial Corp.	4.200%	10/29/25	8,500	8,392
	Capital One NA	1.500%	9/5/17	4,075	4,043
	Capital One NA	1.650%	2/5/18	12,500	12,372
	Capital One NA	2.400%	9/5/19	7,275	7,200
	Capital One NA	2.950%	7/23/21	7,000	6,937
5,8	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	14,225	16,748
	Citigroup Inc.	5.500%	2/15/17	4,190	4,360
	Citigroup Inc.	1.350%	3/10/17	6,000	5,977
	Citigroup Inc.	1.550%	8/14/17	7,825	7,789
	Citigroup Inc.	6.000%	8/15/17	9,052	9,680
	Citigroup Inc.	6.125%	11/21/17	9,830	10,585
	Citigroup Inc.	1.850%	11/24/17	27,240	27,208
	Citigroup Inc.	1.800%	2/5/18	11,250	11,198
	Citigroup Inc.	1.700%	4/27/18	38,060	37,697
	Citigroup Inc.	1.750%	5/1/18	21,947	21,737
	Citigroup Inc.	6.125%	5/15/18	9,065	9,888
	Citigroup Inc.	2.150%	7/30/18	17,000	16,989
	Citigroup Inc.	2.500%	9/26/18	25,468	25,658
	Citigroup Inc.	2.050%	12/7/18	45,000	44,689
	Citigroup Inc.	2.550%	4/8/19	19,245	19,372
	Citigroup Inc.	2.500%	7/29/19	3,700	3,690
	Citigroup Inc.	2.400%	2/18/20	7,040	6,956
	Citigroup Inc.	5.375%	8/9/20	10,375	11,547
	Citigroup Inc.	2.650%	10/26/20	18,950	18,773
	Citigroup Inc.	4.500%	1/14/22	30,357	32,503
	Citigroup Inc.	4.050%	7/30/22	8,250	8,426
	Citigroup Inc.	3.500%	5/15/23	6,833	6,732
	Citigroup Inc.	3.875%	10/25/23	7,117	7,352
	Citigroup Inc.	4.000%	8/5/24	21,925	21,720
	Citigroup Inc.	3.875%	3/26/25	2,000	1,948
	Citigroup Inc.	3.300%	4/27/25	10,700	10,506
	Citigroup Inc.	4.400%	6/10/25	50,095	50,594
	Citigroup Inc.	5.500%	9/13/25	22,099	23,980
	Citigroup Inc.	4.300%	11/20/26	100	99
	Citigroup Inc.	4.450%	9/29/27	13,800	13,712
	Citigroup Inc.	6.625%	6/15/32	4,340	5,118
	Citigroup Inc.	6.000%	10/31/33	7,495	8,399
	Citigroup Inc.	6.125%	8/25/36	13,964	15,775

30

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	8.125%	7/15/39	26,316	37,613
Citigroup Inc.	5.875%	1/30/42	7,655	8,783
Citigroup Inc.	6.675%	9/13/43	10,100	12,391
Citigroup Inc.	4.950%	11/7/43	906	951
Citigroup Inc.	5.300%	5/6/44	13,150	13,660
Citigroup Inc.	4.650%	7/30/45	16,350	16,559
Citizens Bank NA	1.600%	12/4/17	4,575	4,531
Citizens Bank NA	2.450%	12/4/19	4,550	4,477
Citizens Bank NA/Providence RI	2.300%	12/3/18	5,025	5,019
Citizens Financial Group Inc.	4.300%	12/3/25	6,300	6,325
Comerica Bank	5.200%	8/22/17	4,600	4,834
Comerica Bank	4.000%	7/27/25	2,800	2,840
Comerica Inc.	2.125%	5/23/19	1,000	992
Commonwealth Bank of Australia	1.400%	9/8/17	10,475	10,474
Commonwealth Bank of Australia	1.900%	9/18/17	4,200	4,222
Commonwealth Bank of Australia	1.625%	3/12/18	30,710	30,627
Commonwealth Bank of Australia	2.500%	9/20/18	2,925	2,969
Commonwealth Bank of Australia	1.750%	11/2/18	9,050	8,990
Commonwealth Bank of Australia	2.250%	3/13/19	3,875	3,886
Commonwealth Bank of Australia	2.300%	9/6/19	17,200	17,162
Commonwealth Bank of Australia	2.400%	11/2/20	12,925	12,801
8 Commonwealth Bank of Australia	4.500%	12/9/25	10,400	10,285
Compass Bank	1.850%	9/29/17	2,675	2,653
Compass Bank	6.400%	10/1/17	2,875	3,033
Compass Bank	2.750%	9/29/19	3,110	3,080
Cooperatieve Rabobank UA	3.375%	1/19/17	32,565	33,236
Cooperatieve Rabobank UA	1.700%	3/19/18	14,000	13,925
Cooperatieve Rabobank UA	2.250%	1/14/19	21,630	21,723
Cooperatieve Rabobank UA	4.500%	1/11/21	21,520	23,438
Cooperatieve Rabobank UA	3.875%	2/8/22	40,044	42,140
Cooperatieve Rabobank UA	3.950%	11/9/22	29,642	29,906
Cooperatieve Rabobank UA	4.625%	12/1/23	17,015	17,717
Cooperatieve Rabobank UA	3.375%	5/21/25	15,450	15,296
Cooperatieve Rabobank UA	4.375%	8/4/25	2,000	2,024
Cooperatieve Rabobank UA	5.250%	5/24/41	7,870	8,895
Cooperatieve Rabobank UA	5.750%	12/1/43	10,575	11,739
Cooperatieve Rabobank UA	5.250%	8/4/45	2,100	2,196
5 Cooperatieve Rabobank UA	8.400%	11/29/49	125	135
Credit Suisse	1.375%	5/26/17	17,788	17,698
Credit Suisse	6.000%	2/15/18	27,325	29,367
Credit Suisse	1.700%	4/27/18	24,625	24,439
Credit Suisse	2.300%	5/28/19	42,859	42,903
Credit Suisse	5.300%	8/13/19	12,675	13,992
Credit Suisse	5.400%	1/14/20	8,511	9,321
Credit Suisse	3.000%	10/29/21	24,819	24,755
Credit Suisse	3.625%	9/9/24	22,375	22,532
8 Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	2,850	2,826
8 Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	16,800	16,749
8 Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	13,500	13,160
8 Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	13,500	13,296
Credit Suisse USA Inc.	5.375%	3/2/16	524	528
Credit Suisse USA Inc.	7.125%	7/15/32	10,954	14,085
Deutsche Bank AG	1.400%	2/13/17	2,125	2,112
Deutsche Bank AG	1.350%	5/30/17	21,585	21,447
Deutsche Bank AG	6.000%	9/1/17	17,955	19,024
Deutsche Bank AG	1.875%	2/13/18	7,764	7,717
Deutsche Bank AG	2.500%	2/13/19	16,500	16,592
Deutsche Bank AG	2.950%	8/20/20	6,800	6,802
Deutsche Bank AG	3.700%	5/30/24	22,280	22,231
Discover Bank	2.000%	2/21/18	14,600	14,502
Discover Bank	2.600%	11/13/18	5,300	5,302
Discover Bank	3.100%	6/4/20	4,000	4,013
Discover Bank	3.200%	8/9/21	4,440	4,413
Discover Bank	4.200%	8/8/23	13,275	13,490

31

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Discover Bank	4.250%	3/13/26	2,150	2,166
Discover Financial Services	6.450%	6/12/17	2,235	2,362
Discover Financial Services	5.200%	4/27/22	1,867	1,997
Discover Financial Services	3.850%	11/21/22	9,495	9,427
Discover Financial Services	3.750%	3/4/25	5,525	5,309
Fifth Third Bancorp	5.450%	1/15/17	10,415	10,818
Fifth Third Bancorp	4.500%	6/1/18	1,555	1,635
Fifth Third Bancorp	2.300%	3/1/19	4,395	4,399
Fifth Third Bancorp	2.875%	7/27/20	150	150
Fifth Third Bancorp	3.500%	3/15/22	2,136	2,174
Fifth Third Bancorp	4.300%	1/16/24	8,345	8,550
Fifth Third Bancorp	8.250%	3/1/38	9,170	12,837
Fifth Third Bank	1.350%	6/1/17	3,700	3,693
Fifth Third Bank	2.150%	8/20/18	16,425	16,435
Fifth Third Bank	2.375%	4/25/19	10,400	10,402
Fifth Third Bank	2.875%	10/1/21	7,250	7,229
First Horizon National Corp.	3.500%	12/15/20	3,500	3,465
First Niagara Financial Group Inc.	6.750%	3/19/20	1,875	2,132
First Republic Bank	2.375%	6/17/19	4,100	4,089
FirstMerit Bank NA	4.270%	11/25/26	5,750	5,745
FirstMerit Corp.	4.350%	2/4/23	2,750	2,799
Goldman Sachs Capital I	6.345%	2/15/34	12,175	14,318
Goldman Sachs Group Inc.	5.625%	1/15/17	22,045	22,883
Goldman Sachs Group Inc.	6.250%	9/1/17	21,570	23,091
Goldman Sachs Group Inc.	5.950%	1/18/18	34,798	37,432
Goldman Sachs Group Inc.	2.375%	1/22/18	45,520	45,901
Goldman Sachs Group Inc.	6.150%	4/1/18	39,858	43,277
Goldman Sachs Group Inc.	2.900%	7/19/18	24,000	24,468
Goldman Sachs Group Inc.	2.625%	1/31/19	17,785	17,928
Goldman Sachs Group Inc.	7.500%	2/15/19	23,692	27,031
Goldman Sachs Group Inc.	2.550%	10/23/19	20,800	20,786
Goldman Sachs Group Inc.	5.375%	3/15/20	39,040	42,910
Goldman Sachs Group Inc.	2.600%	4/23/20	19,174	19,128
Goldman Sachs Group Inc.	6.000%	6/15/20	33,204	37,540
Goldman Sachs Group Inc.	2.750%	9/15/20	13,350	13,327
Goldman Sachs Group Inc.	5.250%	7/27/21	11,489	12,711
Goldman Sachs Group Inc.	5.750%	1/24/22	57,268	65,106
Goldman Sachs Group Inc.	3.625%	1/22/23	26,200	26,501
Goldman Sachs Group Inc.	4.000%	3/3/24	29,879	30,673
Goldman Sachs Group Inc.	3.850%	7/8/24	9,417	9,609
Goldman Sachs Group Inc.	3.500%	1/23/25	25,775	25,284
Goldman Sachs Group Inc.	4.250%	10/21/25	9,850	9,779
Goldman Sachs Group Inc.	5.950%	1/15/27	17,981	19,930
Goldman Sachs Group Inc.	6.125%	2/15/33	24,539	28,678
Goldman Sachs Group Inc.	6.450%	5/1/36	32,690	36,844
Goldman Sachs Group Inc.	6.750%	10/1/37	45,856	53,580
Goldman Sachs Group Inc.	6.250%	2/1/41	26,152	31,212
Goldman Sachs Group Inc.	4.800%	7/8/44	13,645	13,622
Goldman Sachs Group Inc.	5.150%	5/22/45	27,203	26,397
Goldman Sachs Group Inc.	4.750%	10/21/45	9,300	9,240
HSBC Bank USA NA	6.000%	8/9/17	775	822
HSBC Bank USA NA	4.875%	8/24/20	26,350	28,771
HSBC Bank USA NA	5.875%	11/1/34	6,850	7,922
HSBC Bank USA NA	5.625%	8/15/35	4,282	4,827
HSBC Bank USA NA	7.000%	1/15/39	7,909	9,918
HSBC Holdings plc	5.100%	4/5/21	41,250	45,778
HSBC Holdings plc	4.875%	1/14/22	4,140	4,517
HSBC Holdings plc	4.000%	3/30/22	14,126	14,825
HSBC Holdings plc	4.250%	3/14/24	29,100	29,158
HSBC Holdings plc	4.250%	8/18/25	12,000	11,990
HSBC Holdings plc	7.625%	5/17/32	1,925	2,464
HSBC Holdings plc	7.350%	11/27/32	2,040	2,533
HSBC Holdings plc	6.500%	5/2/36	27,420	32,656
HSBC Holdings plc	6.500%	9/15/37	30,075	35,990

32

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Holdings plc	6.800%	6/1/38	6,135	7,591
HSBC Holdings plc	6.100%	1/14/42	6,625	8,344
HSBC Holdings plc	5.250%	3/14/44	10,075	10,417
HSBC USA Inc.	1.300%	6/23/17	2,075	2,064
HSBC USA Inc.	1.500%	11/13/17	21,275	21,161
HSBC USA Inc.	1.625%	1/16/18	15,000	14,925
HSBC USA Inc.	1.700%	3/5/18	2,500	2,484
HSBC USA Inc.	2.000%	8/7/18	6,000	5,993
HSBC USA Inc.	2.250%	6/23/19	6,550	6,520
HSBC USA Inc.	2.375%	11/13/19	17,700	17,639
HSBC USA Inc.	2.350%	3/5/20	15,650	15,491
HSBC USA Inc.	2.750%	8/7/20	4,875	4,882
HSBC USA Inc.	5.000%	9/27/20	8,200	8,940
HSBC USA Inc.	3.500%	6/23/24	7,400	7,421
Huntington Bancshares Inc.	7.000%	12/15/20	4,200	4,893
Huntington National Bank	1.350%	8/2/16	1,125	1,125
Huntington National Bank	1.375%	4/24/17	1,000	994
Huntington National Bank	2.000%	6/30/18	5,000	4,969
Huntington National Bank	2.200%	11/6/18	6,225	6,207
Huntington National Bank	2.400%	4/1/20	12,575	12,371
Huntington National Bank	2.875%	8/20/20	7,750	7,696
Intesa Sanpaolo SPA	2.375%	1/13/17	9,225	9,255
Intesa Sanpaolo SPA	3.875%	1/16/18	10,350	10,601
Intesa Sanpaolo SPA	3.875%	1/15/19	9,500	9,779
Intesa Sanpaolo SPA	5.250%	1/12/24	28,381	30,232
JPMorgan Chase & Co.	1.350%	2/15/17	27,100	27,042
JPMorgan Chase & Co.	6.125%	6/27/17	7,131	7,550
JPMorgan Chase & Co.	2.000%	8/15/17	34,900	35,068
JPMorgan Chase & Co.	6.000%	1/15/18	24,539	26,459
JPMorgan Chase & Co.	1.800%	1/25/18	13,666	13,645
JPMorgan Chase & Co.	1.700%	3/1/18	21,200	21,095
JPMorgan Chase & Co.	1.625%	5/15/18	17,925	17,801
JPMorgan Chase & Co.	2.350%	1/28/19	14,000	14,025
JPMorgan Chase & Co.	6.300%	4/23/19	26,995	30,223
JPMorgan Chase & Co.	2.200%	10/22/19	16,145	16,029
JPMorgan Chase & Co.	2.250%	1/23/20	35,400	34,996
JPMorgan Chase & Co.	2.750%	6/23/20	29,000	29,062
JPMorgan Chase & Co.	4.400%	7/22/20	4,785	5,114
JPMorgan Chase & Co.	4.250%	10/15/20	14,604	15,491
JPMorgan Chase & Co.	2.550%	10/29/20	38,000	37,661
JPMorgan Chase & Co.	4.625%	5/10/21	1,944	2,100
JPMorgan Chase & Co.	4.350%	8/15/21	25,109	26,728
JPMorgan Chase & Co.	4.500%	1/24/22	28,905	31,121
JPMorgan Chase & Co.	3.250%	9/23/22	18,585	18,696
JPMorgan Chase & Co.	3.200%	1/25/23	32,094	31,933
JPMorgan Chase & Co.	3.375%	5/1/23	24,590	24,065
JPMorgan Chase & Co.	3.875%	2/1/24	18,910	19,364
JPMorgan Chase & Co.	3.625%	5/13/24	46,115	46,661
JPMorgan Chase & Co.	3.875%	9/10/24	34,583	34,417
JPMorgan Chase & Co.	3.125%	1/23/25	26,295	25,575
JPMorgan Chase & Co.	3.900%	7/15/25	25,200	25,825
JPMorgan Chase & Co.	4.125%	12/15/26	23,300	23,249
JPMorgan Chase & Co.	4.250%	10/1/27	2,250	2,235
JPMorgan Chase & Co.	6.400%	5/15/38	25,034	31,486
JPMorgan Chase & Co.	5.500%	10/15/40	27,737	31,400
JPMorgan Chase & Co.	5.600%	7/15/41	11,695	13,478
JPMorgan Chase & Co.	5.400%	1/6/42	7,874	8,848
JPMorgan Chase & Co.	5.625%	8/16/43	6,565	7,092
JPMorgan Chase & Co.	4.850%	2/1/44	8,000	8,522
JPMorgan Chase & Co.	4.950%	6/1/45	15,950	15,947
JPMorgan Chase Bank NA	6.000%	7/5/17	825	877
JPMorgan Chase Bank NA	6.000%	10/1/17	21,265	22,756
KeyBank NA	5.450%	3/3/16	6,405	6,449
KeyBank NA	1.650%	2/1/18	19,365	19,288

33

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	KeyBank NA	1.700%	6/1/18	4,500	4,470
	KeyBank NA	2.500%	12/15/19	3,000	3,005
	KeyBank NA	2.250%	3/16/20	1,250	1,235
	KeyBank NA	3.300%	6/1/25	6,125	6,056
	KeyBank NA	6.950%	2/1/28	1,275	1,588
	KeyCorp	5.100%	3/24/21	9,200	10,090
	Lloyds Bank plc	4.200%	3/28/17	17,219	17,760
	Lloyds Bank plc	1.750%	3/16/18	4,750	4,738
	Lloyds Bank plc	1.750%	5/14/18	5,700	5,688
	Lloyds Bank plc	2.300%	11/27/18	9,350	9,384
	Lloyds Bank plc	2.350%	9/5/19	9,925	9,920
	Lloyds Bank plc	2.400%	3/17/20	1,275	1,266
	Lloyds Bank plc	2.700%	8/17/20	7,200	7,233
	Lloyds Bank plc	6.375%	1/21/21	11,125	13,073
	Lloyds Bank plc	3.500%	5/14/25	13,500	13,575
	Lloyds Banking Group plc	4.500%	11/4/24	6,975	7,056
8	Lloyds Banking Group plc	5.300%	12/1/45	2,400	2,435
	Manufacturers & Traders Trust Co.	1.400%	7/25/17	4,000	3,980
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	5,950	6,459
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	28,700	28,743
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	8,000	7,962
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	14,000	13,747
5,7	Manufacturers & Traders Trust Co.	1.637%	12/28/20	75	74
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	7,075	6,849
	Morgan Stanley	5.450%	1/9/17	18,638	19,346
	Morgan Stanley	4.750%	3/22/17	24,458	25,328
	Morgan Stanley	5.550%	4/27/17	11,870	12,444
	Morgan Stanley	6.250%	8/28/17	13,610	14,570
	Morgan Stanley	5.950%	12/28/17	19,975	21,480
	Morgan Stanley	1.875%	1/5/18	17,706	17,688
	Morgan Stanley	6.625%	4/1/18	37,985	41,609
	Morgan Stanley	2.125%	4/25/18	31,145	31,193
	Morgan Stanley	2.200%	12/7/18	1,000	1,000
	Morgan Stanley	2.500%	1/24/19	29,972	30,078
	Morgan Stanley	7.300%	5/13/19	37,389	42,971
	Morgan Stanley	2.375%	7/23/19	18,553	18,494
	Morgan Stanley	5.625%	9/23/19	34,125	37,605
	Morgan Stanley	5.500%	1/26/20	10,414	11,481
	Morgan Stanley	2.650%	1/27/20	20,650	20,549
	Morgan Stanley	2.800%	6/16/20	17,000	17,065
	Morgan Stanley	5.500%	7/24/20	1,245	1,388
	Morgan Stanley	5.750%	1/25/21	21,100	23,719
	Morgan Stanley	5.500%	7/28/21	11,900	13,324
	Morgan Stanley	4.875%	11/1/22	20,783	22,100
	Morgan Stanley	3.750%	2/25/23	36,365	37,257
	Morgan Stanley	4.100%	5/22/23	20,730	20,913
	Morgan Stanley	3.875%	4/29/24	18,110	18,464
	Morgan Stanley	3.700%	10/23/24	26,784	26,803
	Morgan Stanley	4.000%	7/23/25	18,810	19,382
	Morgan Stanley	5.000%	11/24/25	23,460	24,906
	Morgan Stanley	6.250%	8/9/26	10,075	11,826
	Morgan Stanley	4.350%	9/8/26	17,023	16,964
	Morgan Stanley	3.950%	4/23/27	17,450	16,937
	Morgan Stanley	7.250%	4/1/32	7,527	9,861
	Morgan Stanley	6.375%	7/24/42	16,892	21,007
	Morgan Stanley	4.300%	1/27/45	19,200	18,191
	MUFG Americas Holdings Corp.	1.625%	2/9/18	4,800	4,747
	MUFG Americas Holdings Corp.	2.250%	2/10/20	10,500	10,347
	MUFG Americas Holdings Corp.	3.500%	6/18/22	11,410	11,621
	MUFG Americas Holdings Corp.	3.000%	2/10/25	7,000	6,677
	MUFG Union Bank NA	5.950%	5/11/16	4,275	4,345
	MUFG Union Bank NA	1.500%	9/26/16	3,775	3,786
	MUFG Union Bank NA	2.125%	6/16/17	2,695	2,713
	MUFG Union Bank NA	2.625%	9/26/18	17,075	17,245

34

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MUFG Union Bank NA	2.250%	5/6/19	4,925	4,922
Murray Street Investment Trust I	4.647%	3/9/17	18,003	18,581
National Australia Bank Ltd.	2.750%	3/9/17	4,095	4,163
National Australia Bank Ltd.	2.300%	7/25/18	11,200	11,278
National Australia Bank Ltd.	3.000%	1/20/23	5,050	5,012
National Bank of Canada	1.450%	11/7/17	8,250	8,194
National City Bank	5.800%	6/7/17	1,800	1,902
National City Corp.	6.875%	5/15/19	1,640	1,853
Northern Trust Co.	6.500%	8/15/18	1,125	1,252
Northern Trust Corp.	3.450%	11/4/20	7,820	8,160
Northern Trust Corp.	3.375%	8/23/21	1,690	1,754
Northern Trust Corp.	2.375%	8/2/22	6,000	5,887
Northern Trust Corp.	3.950%	10/30/25	8,475	8,839
People's United Bank	4.000%	7/15/24	3,850	3,801
People's United Financial Inc.	3.650%	12/6/22	4,650	4,613
PNC Bank NA	5.250%	1/15/17	325	337
PNC Bank NA	4.875%	9/21/17	9,969	10,423
PNC Bank NA	1.500%	10/18/17	10,595	10,585
PNC Bank NA	6.000%	12/7/17	1,050	1,125
PNC Bank NA	1.500%	2/23/18	2,425	2,410
PNC Bank NA	1.600%	6/1/18	8,000	7,939
PNC Bank NA	1.850%	7/20/18	4,500	4,492
PNC Bank NA	1.800%	11/5/18	10,325	10,272
PNC Bank NA	2.250%	7/2/19	5,400	5,415
PNC Bank NA	2.400%	10/18/19	21,345	21,461
PNC Bank NA	2.300%	6/1/20	10,730	10,624
PNC Bank NA	2.600%	7/21/20	5,320	5,325
PNC Bank NA	2.450%	11/5/20	7,800	7,744
PNC Bank NA	2.700%	11/1/22	7,317	7,103
PNC Bank NA	2.950%	1/30/23	10,077	9,788
PNC Bank NA	3.800%	7/25/23	15,575	16,008
PNC Bank NA	3.300%	10/30/24	8,400	8,425
PNC Bank NA	2.950%	2/23/25	8,425	8,136
PNC Bank NA	3.250%	6/1/25	3,600	3,568
PNC Financial Services Group Inc.	2.854%	11/9/22	14,450	14,250
PNC Financial Services Group Inc.	3.900%	4/29/24	20,635	21,135
PNC Funding Corp.	5.625%	2/1/17	955	993
PNC Funding Corp.	6.700%	6/10/19	6,379	7,304
PNC Funding Corp.	5.125%	2/8/20	12,108	13,327
PNC Funding Corp.	4.375%	8/11/20	19,200	20,677
PNC Funding Corp.	3.300%	3/8/22	12,200	12,418
Regions Bank	7.500%	5/15/18	2,546	2,834
Regions Bank	6.450%	6/26/37	3,100	3,669
Regions Financial Corp.	2.000%	5/15/18	20,190	20,008
Regions Financial Corp.	7.375%	12/10/37	3,380	4,242
Royal Bank of Canada	1.000%	4/27/17	11,950	11,897
Royal Bank of Canada	1.250%	6/16/17	18,750	18,695
Royal Bank of Canada	1.400%	10/13/17	14,781	14,774
Royal Bank of Canada	1.500%	1/16/18	674	672
Royal Bank of Canada	2.200%	7/27/18	20,080	20,270
Royal Bank of Canada	1.800%	7/30/18	16,300	16,251
Royal Bank of Canada	2.000%	12/10/18	8,800	8,817
Royal Bank of Canada	2.200%	9/23/19	19,475	19,481
Royal Bank of Canada	2.350%	10/30/20	22,400	22,155
Royal Bank of Scotland Group plc	1.875%	3/31/17	5,500	5,478
Royal Bank of Scotland Group plc	6.400%	10/21/19	25,480	28,183
Santander Bank NA	8.750%	5/30/18	820	926
Santander Holdings USA Inc.	3.450%	8/27/18	9,072	9,219
Santander Holdings USA Inc.	2.650%	4/17/20	2,360	2,303
Santander Holdings USA Inc.	4.500%	7/17/25	5,800	5,899
Santander Issuances SAU	5.179%	11/19/25	23,000	22,459
Santander UK Group Holdings plc	2.875%	10/16/20	14,450	14,349
Societe Generale SA	2.750%	10/12/17	9,325	9,456
Societe Generale SA	2.625%	10/1/18	14,000	14,157

35

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
State Street Bank & Trust Co.	5.300%	1/15/16	2,975	2,978
State Street Bank & Trust Co.	5.250%	10/15/18	275	299
State Street Corp.	4.956%	3/15/18	5,986	6,280
State Street Corp.	1.350%	5/15/18	9,075	9,011
State Street Corp.	4.375%	3/7/21	700	760
State Street Corp.	3.100%	5/15/23	7,500	7,398
State Street Corp.	3.700%	11/20/23	8,275	8,590
State Street Corp.	3.300%	12/16/24	7,600	7,670
State Street Corp.	3.550%	8/18/25	21,237	21,901
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	4,275	4,264
Sumitomo Mitsui Banking Corp.	1.350%	7/11/17	10,650	10,576
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	12,375	12,372
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	3,325	3,356
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	6,625	6,589
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	6,825	6,830
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	3,850	3,823
Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	4,700	4,707
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	3,000	2,971
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	5,025	5,043
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	543
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	9,998	10,415
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	9,850	10,213
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	14,050	13,947
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	3,100	3,155
SunTrust Bank	7.250%	3/15/18	1,000	1,105
SunTrust Bank	2.750%	5/1/23	6,600	6,303
SunTrust Banks Inc.	3.500%	1/20/17	10,115	10,304
SunTrust Banks Inc.	6.000%	9/11/17	2,508	2,670
SunTrust Banks Inc.	2.500%	5/1/19	4,040	4,057
SVB Financial Group	3.500%	1/29/25	3,375	3,225
Svenska Handelsbanken AB	2.875%	4/4/17	38,100	38,764
Svenska Handelsbanken AB	1.625%	3/21/18	4,775	4,753
Svenska Handelsbanken AB	2.500%	1/25/19	9,775	9,901
Svenska Handelsbanken AB	2.250%	6/17/19	13,680	13,697
Svenska Handelsbanken AB	2.400%	10/1/20	4,600	4,567
Synchrony Financial	1.875%	8/15/17	705	702
Synchrony Financial	2.600%	1/15/19	12,675	12,629
Synchrony Financial	3.000%	8/15/19	5,024	5,021
Synchrony Financial	2.700%	2/3/20	7,225	7,094
Synchrony Financial	3.750%	8/15/21	6,263	6,266
Synchrony Financial	4.250%	8/15/24	27,691	27,336
Synchrony Financial	4.500%	7/23/25	14,750	14,716
Toronto-Dominion Bank	1.125%	5/2/17	4,865	4,852
Toronto-Dominion Bank	1.625%	3/13/18	31,750	31,733
Toronto-Dominion Bank	1.400%	4/30/18	27,527	27,346
Toronto-Dominion Bank	1.750%	7/23/18	6,000	6,001
Toronto-Dominion Bank	2.625%	9/10/18	30,276	30,965
Toronto-Dominion Bank	2.125%	7/2/19	3,300	3,306
Toronto-Dominion Bank	2.250%	11/5/19	27,447	27,446
Toronto-Dominion Bank	2.500%	12/14/20	7,600	7,585
UBS AG	1.375%	6/1/17	13,200	13,140
UBS AG	1.375%	8/14/17	10,000	9,934
UBS AG	5.875%	12/20/17	3,074	3,317
UBS AG	1.800%	3/26/18	28,075	28,041
UBS AG	5.750%	4/25/18	2,092	2,267
UBS AG	2.375%	8/14/19	5,250	5,255
UBS AG	2.350%	3/26/20	7,400	7,389
UBS AG	4.875%	8/4/20	2,510	2,763
US Bancorp	1.650%	5/15/17	4,300	4,317
US Bancorp	1.950%	11/15/18	6,225	6,264
US Bancorp	2.200%	4/25/19	15,620	15,730
US Bancorp	4.125%	5/24/21	7,185	7,759
US Bancorp	3.000%	3/15/22	2,240	2,277
US Bancorp	2.950%	7/15/22	15,399	15,317

36

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
US Bancorp	3.600%	9/11/24	2,175	2,211
US Bank NA	1.375%	9/11/17	6,775	6,782
US Bank NA	1.350%	1/26/18	12,500	12,456
US Bank NA	2.125%	10/28/19	14,500	14,477
US Bank NA	2.800%	1/27/25	16,400	15,976
Vesey Street Investment Trust I	4.404%	9/1/16	2,295	2,335
Wachovia Bank NA	5.850%	2/1/37	16,347	19,453
Wachovia Corp.	5.750%	6/15/17	26,695	28,269
Wachovia Corp.	5.750%	2/1/18	9,515	10,280
Wachovia Corp.	6.605%	10/1/25	3,175	3,766
Wachovia Corp.	5.500%	8/1/35	11,770	12,997
Wachovia Corp.	6.550%	10/15/35	7,625	9,184
Wells Fargo & Co.	2.625%	12/15/16	42,239	42,831
Wells Fargo & Co.	2.100%	5/8/17	21,150	21,361
Wells Fargo & Co.	1.150%	6/2/17	7,260	7,236
Wells Fargo & Co.	1.400%	9/8/17	26,500	26,419
Wells Fargo & Co.	5.625%	12/11/17	33,370	35,811
Wells Fargo & Co.	1.500%	1/16/18	3,562	3,547
Wells Fargo & Co.	2.150%	1/15/19	5,810	5,841
Wells Fargo & Co.	2.125%	4/22/19	18,415	18,430
Wells Fargo & Co.	2.150%	1/30/20	5,925	5,880
Wells Fargo & Co.	2.600%	7/22/20	19,350	19,351
Wells Fargo & Co.	2.550%	12/7/20	18,000	17,853
Wells Fargo & Co.	3.000%	1/22/21	13,070	13,267
Wells Fargo & Co.	4.600%	4/1/21	20,619	22,447
Wells Fargo & Co.	3.500%	3/8/22	22,190	22,836
Wells Fargo & Co.	3.450%	2/13/23	16,648	16,658
Wells Fargo & Co.	4.125%	8/15/23	14,104	14,592
Wells Fargo & Co.	4.480%	1/16/24	10,987	11,562
Wells Fargo & Co.	3.300%	9/9/24	15,400	15,285
Wells Fargo & Co.	3.000%	2/19/25	18,965	18,316
Wells Fargo & Co.	3.550%	9/29/25	22,400	22,564
Wells Fargo & Co.	4.100%	6/3/26	24,050	24,273
Wells Fargo & Co.	4.300%	7/22/27	21,000	21,402
Wells Fargo & Co.	5.375%	2/7/35	13,700	15,680
Wells Fargo & Co.	5.375%	11/2/43	17,900	19,124
Wells Fargo & Co.	5.606%	1/15/44	8,465	9,369
Wells Fargo & Co.	4.650%	11/4/44	9,460	9,209
Wells Fargo & Co.	3.900%	5/1/45	13,900	12,695
Wells Fargo & Co.	4.900%	11/17/45	26,500	26,578
Wells Fargo Bank NA	6.000%	11/15/17	8,775	9,463
Wells Fargo Bank NA	5.950%	8/26/36	10,053	11,952
Wells Fargo Bank NA	6.600%	1/15/38	10,135	13,088
5 Wells Fargo Capital X	5.950%	12/1/86	3,907	3,941
Westpac Banking Corp.	1.200%	5/19/17	7,990	7,968
Westpac Banking Corp.	2.000%	8/14/17	5,620	5,656
Westpac Banking Corp.	1.500%	12/1/17	11,500	11,494
Westpac Banking Corp.	1.600%	1/12/18	11,200	11,182
Westpac Banking Corp.	2.250%	7/30/18	16,525	16,640
Westpac Banking Corp.	1.950%	11/23/18	9,800	9,783
Westpac Banking Corp.	2.250%	1/17/19	11,680	11,706
Westpac Banking Corp.	4.875%	11/19/19	16,450	17,956
Westpac Banking Corp.	2.300%	5/26/20	12,750	12,664
Westpac Banking Corp.	2.600%	11/23/20	20,975	20,962
Brokerage (0.2%)
Affiliated Managers Group Inc.	4.250%	2/15/24	8,625	8,707
Affiliated Managers Group Inc.	3.500%	8/1/25	11,475	10,908
Ameriprise Financial Inc.	7.300%	6/28/19	2,227	2,572
Ameriprise Financial Inc.	5.300%	3/15/20	3,792	4,204
Ameriprise Financial Inc.	4.000%	10/15/23	8,975	9,265
Ameriprise Financial Inc.	3.700%	10/15/24	6,740	6,826
Apollo Investment Corp.	5.250%	3/3/25	3,700	3,567
BGC Partners Inc.	5.375%	12/9/19	500	514

37

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BlackRock Inc.	6.250%	9/15/17	3,000	3,240
BlackRock Inc.	5.000%	12/10/19	7,598	8,395
BlackRock Inc.	4.250%	5/24/21	6,540	7,069
BlackRock Inc.	3.375%	6/1/22	10,125	10,422
BlackRock Inc.	3.500%	3/18/24	16,025	16,392
Brookfield Asset Management Inc.	4.000%	1/15/25	6,475	6,326
Brookfield Asset Management Inc.	7.375%	3/1/33	2,140	2,512
Charles Schwab Corp.	4.450%	7/22/20	10,525	11,483
Charles Schwab Corp.	3.225%	9/1/22	4,005	4,071
Charles Schwab Corp.	3.450%	2/13/26	5,925	5,986
CME Group Inc.	3.000%	9/15/22	7,870	7,908
CME Group Inc.	3.000%	3/15/25	5,475	5,371
CME Group Inc.	5.300%	9/15/43	6,895	7,894
Eaton Vance Corp.	3.625%	6/15/23	2,650	2,661
8 FMR LLC	7.490%	6/15/19	800	927
Franklin Resources Inc.	1.375%	9/15/17	2,775	2,771
Franklin Resources Inc.	4.625%	5/20/20	1,550	1,676
Franklin Resources Inc.	2.800%	9/15/22	10,550	10,291
Franklin Resources Inc.	2.850%	3/30/25	1,725	1,627
Intercontinental Exchange Inc.	2.500%	10/15/18	4,795	4,835
Intercontinental Exchange Inc.	2.750%	12/1/20	11,150	11,120
Intercontinental Exchange Inc.	4.000%	10/15/23	16,071	16,580
Intercontinental Exchange Inc.	3.750%	12/1/25	10,000	10,016
Invesco Finance plc	3.125%	11/30/22	7,000	6,891
Invesco Finance plc	4.000%	1/30/24	4,253	4,389
Invesco Finance plc	3.750%	1/15/26	4,250	4,270
Invesco Finance plc	5.375%	11/30/43	10,960	11,971
Janus Capital Group Inc.	4.875%	8/1/25	3,950	4,049
Jefferies Group LLC	5.125%	4/13/18	5,870	6,105
Jefferies Group LLC	8.500%	7/15/19	3,132	3,649
Jefferies Group LLC	6.875%	4/15/21	12,400	13,831
Jefferies Group LLC	5.125%	1/20/23	1,025	1,026
Jefferies Group LLC	6.450%	6/8/27	2,535	2,678
Jefferies Group LLC	6.250%	1/15/36	2,925	2,684
Jefferies Group LLC	6.500%	1/20/43	5,525	5,110
Lazard Group LLC	6.850%	6/15/17	1,245	1,321
Legg Mason Inc.	2.700%	7/15/19	950	946
Legg Mason Inc.	3.950%	7/15/24	1,775	1,746
Legg Mason Inc.	5.625%	1/15/44	7,270	7,264
Leucadia National Corp.	5.500%	10/18/23	5,150	5,032
Leucadia National Corp.	6.625%	10/23/43	2,765	2,282
Nasdaq Inc.	5.550%	1/15/20	10,025	11,052
Nomura Holdings Inc.	2.750%	3/19/19	22,209	22,308
Nomura Holdings Inc.	6.700%	3/4/20	7,880	9,064
NYSE Euronext	2.000%	10/5/17	6,800	6,826
Raymond James Financial Inc.	4.250%	4/15/16	375	378
Stifel Financial Corp.	4.250%	7/18/24	2,825	2,799
TD Ameritrade Holding Corp.	5.600%	12/1/19	2,400	2,685
TD Ameritrade Holding Corp.	2.950%	4/1/22	3,100	3,074
TD Ameritrade Holding Corp.	3.625%	4/1/25	6,200	6,270
Finance Companies (0.4%)
Air Lease Corp.	5.625%	4/1/17	9,725	10,090
Air Lease Corp.	2.125%	1/15/18	4,000	3,930
Air Lease Corp.	3.375%	1/15/19	26,435	26,600
Air Lease Corp.	4.750%	3/1/20	11,700	12,270
Air Lease Corp.	3.875%	4/1/21	4,245	4,266
Air Lease Corp.	3.750%	2/1/22	3,925	3,847
Ares Capital Corp.	4.875%	11/30/18	9,525	9,860
Ares Capital Corp.	3.875%	1/15/20	1,800	1,829
FS Investment Corp.	4.000%	7/15/19	3,775	3,759
FS Investment Corp.	4.250%	1/15/20	2,150	2,159
FS Investment Corp.	4.750%	5/15/22	2,250	2,210
GATX Corp.	3.500%	7/15/16	1,875	1,896

38

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GATX Corp.	1.250%	3/4/17	1,875	1,857
GATX Corp.	2.375%	7/30/18	7,060	7,022
GATX Corp.	2.500%	7/30/19	2,050	2,018
GATX Corp.	4.850%	6/1/21	50	53
GATX Corp.	4.750%	6/15/22	4,700	4,961
GATX Corp.	3.250%	3/30/25	3,500	3,242
GATX Corp.	5.200%	3/15/44	925	875
GATX Corp.	4.500%	3/30/45	2,150	1,844
8 GE Capital International Funding Co.	0.964%	4/15/16	184,929	184,994
8 GE Capital International Funding Co.	2.342%	11/15/20	127,636	126,609
8 GE Capital International Funding Co.	3.373%	11/15/25	31,442	31,764
8 GE Capital International Funding Co.	4.418%	11/15/35	145,702	148,545
HSBC Finance Corp.	6.676%	1/15/21	45,794	52,468
8 International Lease Finance Corp.	7.125%	9/1/18	11,440	12,541
Prospect Capital Corp.	5.000%	7/15/19	3,650	3,668
Prospect Capital Corp.	5.875%	3/15/23	1,860	1,806
Insurance (1.3%)
ACE Capital Trust II	9.700%	4/1/30	2,089	3,042
ACE INA Holdings Inc.	5.700%	2/15/17	2,968	3,112
ACE INA Holdings Inc.	5.800%	3/15/18	1,256	1,364
ACE INA Holdings Inc.	5.900%	6/15/19	2,755	3,086
ACE INA Holdings Inc.	2.300%	11/3/20	6,000	5,938
ACE INA Holdings Inc.	2.875%	11/3/22	7,350	7,284
ACE INA Holdings Inc.	2.700%	3/13/23	8,648	8,437
ACE INA Holdings Inc.	3.350%	5/15/24	4,999	5,042
ACE INA Holdings Inc.	3.150%	3/15/25	6,990	6,907
ACE INA Holdings Inc.	3.350%	5/3/26	14,500	14,449
ACE INA Holdings Inc.	6.700%	5/15/36	1,040	1,354
ACE INA Holdings Inc.	4.150%	3/13/43	2,583	2,517
ACE INA Holdings Inc.	4.350%	11/3/45	11,700	11,835
AEGON Funding Co. LLC	5.750%	12/15/20	12,100	13,737
Aetna Inc.	1.750%	5/15/17	2,975	2,977
Aetna Inc.	1.500%	11/15/17	9,397	9,374
Aetna Inc.	2.200%	3/15/19	3,580	3,563
Aetna Inc.	4.125%	6/1/21	375	392
Aetna Inc.	2.750%	11/15/22	9,300	8,955
Aetna Inc.	3.500%	11/15/24	6,955	6,944
Aetna Inc.	6.625%	6/15/36	8,161	9,763
Aetna Inc.	6.750%	12/15/37	4,905	6,139
Aetna Inc.	4.500%	5/15/42	4,653	4,568
Aetna Inc.	4.125%	11/15/42	1,842	1,726
Aetna Inc.	4.750%	3/15/44	3,325	3,361
Aflac Inc.	2.650%	2/15/17	8,495	8,606
Aflac Inc.	2.400%	3/16/20	12,856	12,831
Aflac Inc.	4.000%	2/15/22	1,550	1,633
Aflac Inc.	3.625%	6/15/23	4,200	4,323
Aflac Inc.	6.900%	12/17/39	5,225	6,740
Aflac Inc.	6.450%	8/15/40	5,058	6,204
Alleghany Corp.	5.625%	9/15/20	3,450	3,783
Alleghany Corp.	4.950%	6/27/22	4,100	4,393
Alleghany Corp.	4.900%	9/15/44	6,789	6,438
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	11,650	11,551
Allied World Assurance Co. Ltd.	5.500%	11/15/20	1,850	2,015
Allstate Corp.	7.450%	5/16/19	500	584
Allstate Corp.	3.150%	6/15/23	9,850	9,843
Allstate Corp.	5.350%	6/1/33	1,354	1,495
Allstate Corp.	5.550%	5/9/35	2,856	3,309
Allstate Corp.	5.950%	4/1/36	28	34
Allstate Corp.	4.500%	6/15/43	6,335	6,435
5 Allstate Corp.	5.750%	8/15/53	3,950	4,049
5 Allstate Corp.	6.125%	5/15/67	1,456	1,456
5 Allstate Corp.	6.500%	5/15/67	4,425	4,890
Alterra Finance LLC	6.250%	9/30/20	2,235	2,510

39

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Financial Group Inc.	9.875%	6/15/19	8,054	9,770
American International Group Inc.	5.850%	1/16/18	16,931	18,221
American International Group Inc.	2.300%	7/16/19	11,386	11,291
American International Group Inc.	3.375%	8/15/20	15,150	15,558
American International Group Inc.	6.400%	12/15/20	22,513	25,950
American International Group Inc.	4.875%	6/1/22	11,423	12,330
American International Group Inc.	4.125%	2/15/24	13,215	13,558
American International Group Inc.	3.750%	7/10/25	1,050	1,039
American International Group Inc.	3.875%	1/15/35	10,700	9,412
American International Group Inc.	4.700%	7/10/35	4,445	4,428
American International Group Inc.	6.250%	5/1/36	8,085	9,386
American International Group Inc.	6.820%	11/15/37	1,955	2,342
American International Group Inc.	4.500%	7/16/44	20,700	19,134
American International Group Inc.	4.800%	7/10/45	7,975	7,694
American International Group Inc.	4.375%	1/15/55	4,900	4,205
5 American International Group Inc.	8.175%	5/15/68	5,700	7,443
5 American International Group Inc.	6.250%	3/15/87	3,721	4,004
Anthem Inc.	5.875%	6/15/17	450	475
Anthem Inc.	1.875%	1/15/18	9,618	9,582
Anthem Inc.	7.000%	2/15/19	875	983
Anthem Inc.	2.250%	8/15/19	5,595	5,561
Anthem Inc.	4.350%	8/15/20	6,275	6,646
Anthem Inc.	3.700%	8/15/21	6,125	6,234
Anthem Inc.	3.125%	5/15/22	7,340	7,180
Anthem Inc.	3.300%	1/15/23	8,815	8,583
Anthem Inc.	3.500%	8/15/24	7,559	7,377
Anthem Inc.	5.950%	12/15/34	7,525	8,393
Anthem Inc.	5.850%	1/15/36	6,985	7,572
Anthem Inc.	6.375%	6/15/37	6,403	7,580
Anthem Inc.	4.625%	5/15/42	13,842	13,026
Anthem Inc.	4.650%	1/15/43	12,618	12,002
Anthem Inc.	5.100%	1/15/44	5,075	5,127
Anthem Inc.	4.850%	8/15/54	2,200	2,051
Aon Corp.	5.000%	9/30/20	6,235	6,796
Aon Corp.	8.205%	1/1/27	1,569	1,963
Aon Corp.	6.250%	9/30/40	3,550	4,215
Aon plc	2.800%	3/15/21	12,775	12,712
Aon plc	3.500%	6/14/24	6,250	6,076
Aon plc	4.450%	5/24/43	1,900	1,782
Aon plc	4.600%	6/14/44	7,075	6,779
Arch Capital Group Ltd.	7.350%	5/1/34	4,510	5,744
Arch Capital Group US Inc.	5.144%	11/1/43	750	759
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	5,325	5,822
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	9,440	9,658
Assurant Inc.	4.000%	3/15/23	100	100
Assurant Inc.	6.750%	2/15/34	6,000	6,981
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	2,025	2,084
AXA SA	8.600%	12/15/30	15,232	20,412
Axis Specialty Finance LLC	5.875%	6/1/20	11,325	12,536
AXIS Specialty Finance plc	2.650%	4/1/19	1,000	994
AXIS Specialty Finance plc	5.150%	4/1/45	1,225	1,208
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	7,950	7,989
Berkshire Hathaway Finance Corp.	1.300%	5/15/18	12,350	12,294
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	4,985	5,409
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	5,900	5,982
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	4,525	4,658
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	2,500	2,724
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	12,425	12,678
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	7,365	8,600
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	4,250	4,223
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	4,600	4,505
Berkshire Hathaway Inc.	1.900%	1/31/17	225	227
Berkshire Hathaway Inc.	1.550%	2/9/18	1,199	1,200
Berkshire Hathaway Inc.	2.100%	8/14/19	10,025	10,078

40

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Inc.	3.750%	8/15/21	3,070	3,275
Berkshire Hathaway Inc.	3.000%	2/11/23	6,590	6,704
Berkshire Hathaway Inc.	4.500%	2/11/43	9,540	9,583
Brown & Brown Inc.	4.200%	9/15/24	7,215	7,147
Chubb Corp.	5.750%	5/15/18	5,885	6,397
Chubb Corp.	6.000%	5/11/37	5,475	6,670
Chubb Corp.	6.500%	5/15/38	2,165	2,796
5 Chubb Corp.	6.375%	3/29/67	11,300	10,834
Cigna Corp.	5.125%	6/15/20	8,339	9,093
Cigna Corp.	4.375%	12/15/20	3,600	3,807
Cigna Corp.	4.500%	3/15/21	1,300	1,379
Cigna Corp.	4.000%	2/15/22	6,390	6,600
Cigna Corp.	3.250%	4/15/25	8,350	8,160
Cigna Corp.	7.875%	5/15/27	1,325	1,739
Cigna Corp.	6.150%	11/15/36	4,443	5,087
Cigna Corp.	5.875%	3/15/41	2,725	3,115
Cigna Corp.	5.375%	2/15/42	1,096	1,201
Cincinnati Financial Corp.	6.920%	5/15/28	3,575	4,415
Cincinnati Financial Corp.	6.125%	11/1/34	2,045	2,329
CNA Financial Corp.	7.350%	11/15/19	8,525	9,833
CNA Financial Corp.	5.875%	8/15/20	5,870	6,538
CNA Financial Corp.	5.750%	8/15/21	1,118	1,251
CNA Financial Corp.	3.950%	5/15/24	100	100
Coventry Health Care Inc.	5.950%	3/15/17	2,265	2,379
Coventry Health Care Inc.	5.450%	6/15/21	4,895	5,449
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	6,875	8,096
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	4,500	4,292
Fidelity National Financial Inc.	5.500%	9/1/22	500	538
First American Financial Corp.	4.300%	2/1/23	2,675	2,657
First American Financial Corp.	4.600%	11/15/24	4,625	4,692
Hartford Financial Services Group Inc.	5.500%	10/15/16	3,085	3,188
Hartford Financial Services Group Inc.	5.375%	3/15/17	1,915	1,997
Hartford Financial Services Group Inc.	6.300%	3/15/18	7,270	7,921
Hartford Financial Services Group Inc.	6.000%	1/15/19	3,309	3,637
Hartford Financial Services Group Inc.	5.125%	4/15/22	1,155	1,265
Hartford Financial Services Group Inc.	5.950%	10/15/36	3,245	3,722
Hartford Financial Services Group Inc.	6.625%	3/30/40	2,000	2,466
Hartford Financial Services Group Inc.	6.100%	10/1/41	2,775	3,223
Hartford Financial Services Group Inc.	4.300%	4/15/43	6,615	6,161
Horace Mann Educators Corp.	4.500%	12/1/25	1,300	1,305
Humana Inc.	7.200%	6/15/18	6,115	6,837
Humana Inc.	6.300%	8/1/18	205	226
Humana Inc.	2.625%	10/1/19	2,100	2,100
Humana Inc.	3.150%	12/1/22	6,325	6,164
Humana Inc.	3.850%	10/1/24	5,675	5,725
Humana Inc.	8.150%	6/15/38	5,018	6,857
Humana Inc.	4.625%	12/1/42	4,328	4,101
Humana Inc.	4.950%	10/1/44	975	970
Infinity Property & Casualty Corp.	5.000%	9/19/22	1,575	1,581
Kemper Corp.	4.350%	2/15/25	6,500	6,413
Lincoln National Corp.	8.750%	7/1/19	252	303
Lincoln National Corp.	6.250%	2/15/20	1,268	1,424
Lincoln National Corp.	4.850%	6/24/21	400	430
Lincoln National Corp.	4.200%	3/15/22	2,850	2,971
Lincoln National Corp.	4.000%	9/1/23	3,455	3,528
Lincoln National Corp.	3.350%	3/9/25	2,547	2,453
Lincoln National Corp.	6.150%	4/7/36	7,525	8,691
Lincoln National Corp.	7.000%	6/15/40	8,071	10,145
5 Lincoln National Corp.	6.050%	4/20/67	3,200	2,512
Loews Corp.	2.625%	5/15/23	11,490	10,885
Loews Corp.	6.000%	2/1/35	718	827
Loews Corp.	4.125%	5/15/43	14,691	13,126
Manulife Financial Corp.	4.900%	9/17/20	14,284	15,541
Markel Corp.	7.125%	9/30/19	6,665	7,655

41

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Markel Corp.	4.900%	7/1/22	700	751
Markel Corp.	3.625%	3/30/23	625	617
Markel Corp.	5.000%	3/30/43	3,325	3,334
Marsh & McLennan Cos. Inc.	2.300%	4/1/17	475	479
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	3,225	3,257
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	1,225	1,221
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	6,700	6,637
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	1,945	2,117
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	4,568	4,731
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	8,525	8,451
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	6,220	6,124
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	5,275	5,288
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	2,634	3,042
MetLife Inc.	1.756%	12/15/17	6,583	6,584
MetLife Inc.	1.903%	12/15/17	9,540	9,587
MetLife Inc.	6.817%	8/15/18	3,840	4,323
MetLife Inc.	7.717%	2/15/19	4,896	5,702
MetLife Inc.	4.750%	2/8/21	6,515	7,130
MetLife Inc.	3.048%	12/15/22	7,250	7,222
MetLife Inc.	4.368%	9/15/23	5,435	5,855
MetLife Inc.	3.600%	4/10/24	10,025	10,314
MetLife Inc.	3.000%	3/1/25	10,000	9,626
MetLife Inc.	3.600%	11/13/25	5,250	5,276
MetLife Inc.	6.500%	12/15/32	1,750	2,150
MetLife Inc.	6.375%	6/15/34	2,350	2,898
MetLife Inc.	5.700%	6/15/35	10,850	12,555
MetLife Inc.	5.875%	2/6/41	14,315	16,822
MetLife Inc.	4.125%	8/13/42	8,720	8,214
MetLife Inc.	4.875%	11/13/43	7,150	7,479
MetLife Inc.	4.721%	12/15/44	9,500	9,713
MetLife Inc.	4.050%	3/1/45	9,250	8,534
MetLife Inc.	4.600%	5/13/46	5,575	5,620
5 MetLife Inc.	6.400%	12/15/66	19,647	21,440
5 MetLife Inc.	10.750%	8/1/69	885	1,385
Montpelier Re Holdings Ltd.	4.700%	10/15/22	600	609
Munich Re America Corp.	7.450%	12/15/26	2,350	2,983
5 Nationwide Financial Services Inc.	6.750%	5/15/87	500	504
Navigators Group Inc.	5.750%	10/15/23	2,000	2,131
Old Republic International Corp.	4.875%	10/1/24	5,800	5,943
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,725	1,712
PartnerRe Finance B LLC	5.500%	6/1/20	14,734	16,148
Primerica Inc.	4.750%	7/15/22	200	213
Principal Financial Group Inc.	1.850%	11/15/17	1,300	1,303
Principal Financial Group Inc.	8.875%	5/15/19	8,253	9,879
Principal Financial Group Inc.	3.300%	9/15/22	2,675	2,654
Principal Financial Group Inc.	3.125%	5/15/23	3,645	3,550
Principal Financial Group Inc.	6.050%	10/15/36	4,600	5,330
Principal Financial Group Inc.	4.625%	9/15/42	2,655	2,581
Principal Financial Group Inc.	4.350%	5/15/43	968	898
5 Principal Financial Group Inc.	4.700%	5/15/55	3,750	3,740
ProAssurance Corp.	5.300%	11/15/23	1,415	1,500
Progressive Corp.	3.750%	8/23/21	10,088	10,638
Progressive Corp.	6.625%	3/1/29	4,600	5,761
Progressive Corp.	6.250%	12/1/32	25	31
Progressive Corp.	4.350%	4/25/44	2,985	3,019
5 Progressive Corp.	6.700%	6/15/67	7,050	7,059
Protective Life Corp.	7.375%	10/15/19	4,855	5,617
Protective Life Corp.	8.450%	10/15/39	5,985	7,902
Prudential Financial Inc.	5.500%	3/15/16	3,773	3,807
Prudential Financial Inc.	6.000%	12/1/17	4,199	4,511
Prudential Financial Inc.	2.300%	8/15/18	165	166
Prudential Financial Inc.	7.375%	6/15/19	1,090	1,265
Prudential Financial Inc.	2.350%	8/15/19	10,650	10,614
Prudential Financial Inc.	5.375%	6/21/20	5,730	6,360

42

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Prudential Financial Inc.	4.500%	11/15/20	8,775	9,411
Prudential Financial Inc.	4.500%	11/16/21	370	399
Prudential Financial Inc.	3.500%	5/15/24	3,375	3,387
Prudential Financial Inc.	5.750%	7/15/33	445	504
Prudential Financial Inc.	5.400%	6/13/35	9,035	9,858
Prudential Financial Inc.	5.900%	3/17/36	11,712	13,447
Prudential Financial Inc.	5.700%	12/14/36	11,693	13,188
Prudential Financial Inc.	6.625%	12/1/37	10,463	12,853
Prudential Financial Inc.	6.625%	6/21/40	5,525	6,847
Prudential Financial Inc.	6.200%	11/15/40	2,275	2,679
5 Prudential Financial Inc.	5.875%	9/15/42	4,700	4,911
5 Prudential Financial Inc.	5.625%	6/15/43	13,575	13,779
Prudential Financial Inc.	5.100%	8/15/43	3,100	3,231
5 Prudential Financial Inc.	5.200%	3/15/44	5,490	5,312
Prudential Financial Inc.	4.600%	5/15/44	2,550	2,538
5 Prudential Financial Inc.	5.375%	5/15/45	5,070	5,064
5 Prudential Financial Inc.	8.875%	6/15/68	705	793
Reinsurance Group of America Inc.	5.000%	6/1/21	1,025	1,105
Reinsurance Group of America Inc.	4.700%	9/15/23	3,575	3,768
StanCorp Financial Group Inc.	5.000%	8/15/22	2,775	2,895
5 StanCorp Financial Group Inc.	6.900%	6/1/67	15	12
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,064	2,563
Torchmark Corp.	6.375%	6/15/16	1,500	1,533
Torchmark Corp.	3.800%	9/15/22	90	90
Transatlantic Holdings Inc.	8.000%	11/30/39	9,863	12,679
Travelers Cos. Inc.	5.750%	12/15/17	3,830	4,127
Travelers Cos. Inc.	5.800%	5/15/18	160	175
Travelers Cos. Inc.	5.900%	6/2/19	11,225	12,640
Travelers Cos. Inc.	3.900%	11/1/20	2,965	3,150
Travelers Cos. Inc.	6.750%	6/20/36	10	13
Travelers Cos. Inc.	6.250%	6/15/37	4,667	5,872
Travelers Cos. Inc.	5.350%	11/1/40	2,290	2,643
Travelers Cos. Inc.	4.600%	8/1/43	14,635	15,314
Travelers Cos. Inc.	4.300%	8/25/45	500	502
Travelers Property Casualty Corp.	6.375%	3/15/33	710	872
Trinity Acquisition plc	4.625%	8/15/23	3,375	3,454
Trinity Acquisition plc	6.125%	8/15/43	3,650	3,894
UnitedHealth Group Inc.	6.000%	6/15/17	7,990	8,512
UnitedHealth Group Inc.	1.450%	7/17/17	10,100	10,096
UnitedHealth Group Inc.	1.400%	10/15/17	20	20
UnitedHealth Group Inc.	1.400%	12/15/17	7,200	7,176
UnitedHealth Group Inc.	6.000%	2/15/18	10,645	11,574
UnitedHealth Group Inc.	1.900%	7/16/18	10,000	10,048
UnitedHealth Group Inc.	1.625%	3/15/19	5,035	4,982
UnitedHealth Group Inc.	2.300%	12/15/19	12,050	12,096
UnitedHealth Group Inc.	2.700%	7/15/20	12,200	12,331
UnitedHealth Group Inc.	3.875%	10/15/20	205	216
UnitedHealth Group Inc.	4.700%	2/15/21	4,775	5,228
UnitedHealth Group Inc.	3.375%	11/15/21	4,025	4,145
UnitedHealth Group Inc.	2.875%	12/15/21	8,000	8,099
UnitedHealth Group Inc.	2.875%	3/15/22	3,960	3,954
UnitedHealth Group Inc.	3.350%	7/15/22	10,825	11,028
UnitedHealth Group Inc.	2.750%	2/15/23	10,030	9,814
UnitedHealth Group Inc.	2.875%	3/15/23	1,896	1,871
UnitedHealth Group Inc.	3.750%	7/15/25	24,000	24,718
UnitedHealth Group Inc.	4.625%	7/15/35	7,325	7,627
UnitedHealth Group Inc.	5.800%	3/15/36	2,593	3,056
UnitedHealth Group Inc.	6.500%	6/15/37	1,425	1,785
UnitedHealth Group Inc.	6.625%	11/15/37	9,025	11,482
UnitedHealth Group Inc.	6.875%	2/15/38	17,083	22,324
UnitedHealth Group Inc.	5.700%	10/15/40	170	197
UnitedHealth Group Inc.	5.950%	2/15/41	2,705	3,209
UnitedHealth Group Inc.	4.625%	11/15/41	7,005	7,158
UnitedHealth Group Inc.	4.375%	3/15/42	270	265

43

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UnitedHealth Group Inc.	3.950%	10/15/42	11,581	10,764
UnitedHealth Group Inc.	4.250%	3/15/43	6,050	5,859
UnitedHealth Group Inc.	4.750%	7/15/45	17,799	18,639
Unum Group	5.625%	9/15/20	2,200	2,415
Unum Group	4.000%	3/15/24	2,190	2,185
Unum Group	3.875%	11/5/25	75	73
Unum Group	5.750%	8/15/42	2,225	2,441
Validus Holdings Ltd.	8.875%	1/26/40	3,800	4,757
Voya Financial Inc.	2.900%	2/15/18	9,057	9,154
Voya Financial Inc.	5.500%	7/15/22	309	346
Voya Financial Inc.	5.700%	7/15/43	9,375	10,608
Willis North America Inc.	6.200%	3/28/17	2,510	2,620
Willis Towers Watson plc	5.750%	3/15/21	9,351	10,253
WR Berkley Corp.	5.375%	9/15/20	595	650
WR Berkley Corp.	4.625%	3/15/22	2,400	2,541
WR Berkley Corp.	4.750%	8/1/44	3,000	2,877
XLIT Ltd.	2.300%	12/15/18	1,050	1,050
XLIT Ltd.	5.750%	10/1/21	7,155	7,969
XLIT Ltd.	6.375%	11/15/24	1,060	1,234
XLIT Ltd.	4.450%	3/31/25	2,700	2,640
XLIT Ltd.	6.250%	5/15/27	2,500	2,871
XLIT Ltd.	5.250%	12/15/43	7,900	8,155
XLIT Ltd.	5.500%	3/31/45	6,250	5,818
5 XLIT Ltd.	6.500%	10/29/49	4,874	3,540
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	825	845
ORIX Corp.	3.750%	3/9/17	6,960	7,086
XTRA Finance Corp.	5.150%	4/1/17	11,645	12,148
Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	4,225	4,163
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	5,025	5,212
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	450	444
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	2,400	2,386
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	3,275	3,184
American Campus Communities Operating Partnership
LP	3.350%	10/1/20	3,000	3,003
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	1,040	1,024
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	3,200	3,176
AvalonBay Communities Inc.	5.700%	3/15/17	2,515	2,631
AvalonBay Communities Inc.	2.850%	3/15/23	5,944	5,733
AvalonBay Communities Inc.	4.200%	12/15/23	1,555	1,637
AvalonBay Communities Inc.	3.500%	11/15/24	4,500	4,473
AvalonBay Communities Inc.	3.450%	6/1/25	11,200	11,067
AvalonBay Communities Inc.	3.500%	11/15/25	600	595
BioMed Realty LP	2.625%	5/1/19	3,445	3,343
Boston Properties LP	3.700%	11/15/18	1,800	1,864
Boston Properties LP	5.875%	10/15/19	745	827
Boston Properties LP	5.625%	11/15/20	9,225	10,268
Boston Properties LP	4.125%	5/15/21	3,665	3,842
Boston Properties LP	3.850%	2/1/23	10,868	11,097
Boston Properties LP	3.125%	9/1/23	2,900	2,820
Boston Properties LP	3.800%	2/1/24	5,025	5,112
Brandywine Operating Partnership LP	5.700%	5/1/17	7,070	7,368
Brandywine Operating Partnership LP	4.950%	4/15/18	3,325	3,480
Brandywine Operating Partnership LP	4.100%	10/1/24	5,140	4,967
Brandywine Operating Partnership LP	4.550%	10/1/29	3,700	3,564
Brixmor Operating Partnership LP	3.875%	8/15/22	5,950	5,927
Brixmor Operating Partnership LP	3.850%	2/1/25	12,785	12,431
Camden Property Trust	2.950%	12/15/22	4,850	4,666
Camden Property Trust	4.875%	6/15/23	1,470	1,584
Camden Property Trust	4.250%	1/15/24	2,350	2,431

44

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CBL & Associates LP	5.250%	12/1/23	5,150	5,091
CBL & Associates LP	4.600%	10/15/24	5,125	4,797
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	3,000	2,964
Corporate Office Properties LP	3.700%	6/15/21	1,500	1,453
Corporate Office Properties LP	3.600%	5/15/23	7,431	6,853
CubeSmart LP	4.375%	12/15/23	9,425	9,696
CubeSmart LP	4.000%	11/15/25	2,265	2,250
DCT Industrial Operating Partnership LP	4.500%	10/15/23	2,550	2,551
DDR Corp.	7.875%	9/1/20	10,975	13,140
DDR Corp.	3.500%	1/15/21	11,155	11,115
DDR Corp.	4.625%	7/15/22	8,940	9,232
DDR Corp.	3.375%	5/15/23	8,225	7,769
DDR Corp.	3.625%	2/1/25	10,750	10,155
DDR Corp.	4.250%	2/1/26	2,140	2,084
8 Digital Delta Holdings LLC	3.400%	10/1/20	5,600	5,610
8 Digital Delta Holdings LLC	4.750%	10/1/25	6,050	6,106
Digital Realty Trust LP	5.875%	2/1/20	2,175	2,400
Digital Realty Trust LP	5.250%	3/15/21	9,170	9,922
Digital Realty Trust LP	3.950%	7/1/22	11,650	11,558
Duke Realty LP	5.950%	2/15/17	3,675	3,838
Duke Realty LP	3.875%	10/15/22	923	928
Duke Realty LP	3.625%	4/15/23	2,748	2,683
Duke Realty LP	3.750%	12/1/24	2,325	2,263
EPR Properties	5.750%	8/15/22	1,350	1,417
EPR Properties	5.250%	7/15/23	6,300	6,417
EPR Properties	4.500%	4/1/25	3,025	2,882
Equity CommonWealth	6.250%	6/15/17	5,075	5,243
Equity Commonwealth	5.875%	9/15/20	3,200	3,442
Equity One Inc.	3.750%	11/15/22	3,000	2,894
ERP Operating LP	5.750%	6/15/17	6,240	6,590
ERP Operating LP	4.750%	7/15/20	2,810	3,044
ERP Operating LP	4.625%	12/15/21	14,260	15,465
ERP Operating LP	3.000%	4/15/23	2,603	2,558
ERP Operating LP	4.500%	7/1/44	7,325	7,336
Essex Portfolio LP	5.500%	3/15/17	40	42
Essex Portfolio LP	3.375%	1/15/23	3,409	3,345
Essex Portfolio LP	3.250%	5/1/23	3,025	2,946
Essex Portfolio LP	3.500%	4/1/25	10,340	9,951
Federal Realty Investment Trust	3.000%	8/1/22	4,348	4,299
Federal Realty Investment Trust	2.750%	6/1/23	4,285	4,099
Federal Realty Investment Trust	4.500%	12/1/44	13,025	13,213
HCP Inc.	6.300%	9/15/16	9,450	9,752
HCP Inc.	6.000%	1/30/17	3,235	3,370
HCP Inc.	5.625%	5/1/17	115	120
HCP Inc.	6.700%	1/30/18	2,944	3,204
HCP Inc.	3.750%	2/1/19	9,925	10,260
HCP Inc.	2.625%	2/1/20	775	763
HCP Inc.	5.375%	2/1/21	2,865	3,118
HCP Inc.	3.150%	8/1/22	700	671
HCP Inc.	4.000%	12/1/22	28,750	28,560
HCP Inc.	4.250%	11/15/23	2,702	2,707
HCP Inc.	4.200%	3/1/24	2,950	2,936
HCP Inc.	3.875%	8/15/24	5,985	5,812
HCP Inc.	6.750%	2/1/41	300	363
Healthcare Realty Trust Inc.	5.750%	1/15/21	2,575	2,848
Healthcare Realty Trust Inc.	3.750%	4/15/23	425	415
Healthcare Realty Trust Inc.	3.875%	5/1/25	4,450	4,309
Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,815	2,767
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,500	1,456
Highwoods Realty LP	3.200%	6/15/21	14,100	13,783
Hospitality Properties Trust	6.700%	1/15/18	10,380	10,981
Hospitality Properties Trust	5.000%	8/15/22	1,255	1,288
Hospitality Properties Trust	4.500%	6/15/23	4,050	4,030
Hospitality Properties Trust	4.650%	3/15/24	1,200	1,182

45

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hospitality Properties Trust	4.500%	3/15/25	3,300	3,165
Host Hotels & Resorts LP	6.000%	10/1/21	10,550	11,685
Host Hotels & Resorts LP	5.250%	3/15/22	5,000	5,325
Host Hotels & Resorts LP	4.750%	3/1/23	1,100	1,138
Host Hotels & Resorts LP	3.750%	10/15/23	8,550	8,258
Host Hotels & Resorts LP	4.000%	6/15/25	2,050	1,967
Kilroy Realty LP	4.800%	7/15/18	10,750	11,226
Kilroy Realty LP	3.800%	1/15/23	3,050	3,020
Kilroy Realty LP	4.250%	8/15/29	550	543
Kimco Realty Corp.	5.700%	5/1/17	5,630	5,912
Kimco Realty Corp.	4.300%	2/1/18	1,430	1,491
Kimco Realty Corp.	6.875%	10/1/19	5,537	6,339
Kimco Realty Corp.	3.200%	5/1/21	5,515	5,523
Kimco Realty Corp.	3.125%	6/1/23	3,300	3,193
Lexington Realty Trust	4.400%	6/15/24	2,775	2,763
Liberty Property LP	5.500%	12/15/16	1,875	1,935
Liberty Property LP	6.625%	10/1/17	2,917	3,128
Liberty Property LP	4.750%	10/1/20	545	580
Liberty Property LP	3.375%	6/15/23	1,250	1,186
Liberty Property LP	4.400%	2/15/24	1,300	1,319
Liberty Property LP	3.750%	4/1/25	5,900	5,685
Mack-Cali Realty LP	2.500%	12/15/17	650	650
Mack-Cali Realty LP	7.750%	8/15/19	6,550	7,279
Mack-Cali Realty LP	4.500%	4/18/22	3,550	3,422
Mack-Cali Realty LP	3.150%	5/15/23	2,000	1,741
Mid-America Apartments LP	4.300%	10/15/23	12,500	12,815
Mid-America Apartments LP	3.750%	6/15/24	4,335	4,246
National Retail Properties Inc.	6.875%	10/15/17	10,360	11,180
National Retail Properties Inc.	5.500%	7/15/21	5,500	6,081
National Retail Properties Inc.	3.800%	10/15/22	3,000	3,014
National Retail Properties Inc.	3.300%	4/15/23	4,799	4,621
Omega Healthcare Investors Inc.	5.875%	3/15/24	1,524	1,593
Omega Healthcare Investors Inc.	4.950%	4/1/24	4,075	4,116
Omega Healthcare Investors Inc.	4.500%	1/15/25	2,750	2,695
8 Omega Healthcare Investors Inc.	5.250%	1/15/26	5,158	5,261
Omega Healthcare Investors Inc.	4.500%	4/1/27	22,600	21,470
Piedmont Operating Partnership LP	3.400%	6/1/23	1,912	1,789
Piedmont Operating Partnership LP	4.450%	3/15/24	3,875	3,880
Post Apartment Homes LP	3.375%	12/1/22	1,825	1,766
ProLogis LP	2.750%	2/15/19	2,430	2,454
ProLogis LP	3.350%	2/1/21	4,440	4,496
ProLogis LP	4.250%	8/15/23	3,445	3,623
Realty Income Corp.	2.000%	1/31/18	1,175	1,175
Realty Income Corp.	6.750%	8/15/19	8,577	9,748
Realty Income Corp.	5.750%	1/15/21	5,175	5,763
Realty Income Corp.	3.875%	7/15/24	3,150	3,093
Realty Income Corp.	5.875%	3/15/35	8,085	8,961
Regency Centers LP	3.750%	6/15/24	4,849	4,818
Retail Opportunity Investments Partnership LP	5.000%	12/15/23	1,675	1,721
Retail Properties of America Inc.	4.000%	3/15/25	5,850	5,518
Select Income REIT	2.850%	2/1/18	2,300	2,297
Select Income REIT	4.150%	2/1/22	4,000	3,838
Select Income REIT	4.500%	2/1/25	3,575	3,322
Senior Housing Properties Trust	3.250%	5/1/19	5,040	5,018
Senior Housing Properties Trust	4.750%	5/1/24	3,775	3,686
Simon Property Group LP	5.250%	12/1/16	17,641	18,051
Simon Property Group LP	2.800%	1/30/17	3,420	3,465
Simon Property Group LP	2.150%	9/15/17	6,640	6,700
Simon Property Group LP	5.650%	2/1/20	13,895	15,568
Simon Property Group LP	2.500%	9/1/20	600	602
Simon Property Group LP	4.375%	3/1/21	8,445	9,147
Simon Property Group LP	4.125%	12/1/21	7,438	7,971
Simon Property Group LP	3.375%	3/15/22	2,775	2,863
Simon Property Group LP	2.750%	2/1/23	7,200	7,028

46

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	3.750%	2/1/24	6,014	6,265
Simon Property Group LP	3.500%	9/1/25	1,440	1,461
Simon Property Group LP	6.750%	2/1/40	11,568	15,306
Simon Property Group LP	4.750%	3/15/42	2,000	2,134
Simon Property Group LP	4.250%	10/1/44	2,310	2,298
Tanger Properties LP	3.875%	12/1/23	3,445	3,428
Tanger Properties LP	3.750%	12/1/24	1,325	1,303
UDR Inc.	3.700%	10/1/20	6,150	6,358
UDR Inc.	4.625%	1/10/22	12,145	12,954
Ventas Realty LP	1.250%	4/17/17	4,000	3,971
Ventas Realty LP	3.750%	5/1/24	2,000	1,959
Ventas Realty LP	3.500%	2/1/25	2,900	2,776
Ventas Realty LP	5.700%	9/30/43	4,475	4,927
Ventas Realty LP	4.375%	2/1/45	6,250	5,672
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	6,423	6,404
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	100	104
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	5,625	5,541
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	4,925	5,253
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,140	1,176
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	10,563	10,292
Vornado Realty LP	2.500%	6/30/19	8,525	8,402
Washington Prime Group LP	3.850%	4/1/20	4,525	4,567
Washington REIT	4.950%	10/1/20	825	877
Washington REIT	3.950%	10/15/22	2,650	2,599
Weingarten Realty Investors	3.375%	10/15/22	1,275	1,247
Weingarten Realty Investors	3.500%	4/15/23	3,925	3,817
Weingarten Realty Investors	4.450%	1/15/24	450	461
Welltower Inc.	4.700%	9/15/17	4,250	4,440
Welltower Inc.	2.250%	3/15/18	4,653	4,642
Welltower Inc.	4.125%	4/1/19	4,555	4,754
Welltower Inc.	4.950%	1/15/21	7,680	8,234
Welltower Inc.	5.250%	1/15/22	7,984	8,620
Welltower Inc.	3.750%	3/15/23	4,650	4,569
Welltower Inc.	4.000%	6/1/25	13,225	13,021
Welltower Inc.	6.500%	3/15/41	4,525	5,302
Welltower Inc.	5.125%	3/15/43	5,050	5,082
WP Carey Inc.	4.600%	4/1/24	6,050	6,033
WP Carey Inc.	4.000%	2/1/25	2,050	1,963
				12,719,853
Industrial (16.1%)
Basic Industry (1.1%)
Agrium Inc.	6.750%	1/15/19	7,095	7,918
Agrium Inc.	3.150%	10/1/22	2,721	2,602
Agrium Inc.	3.500%	6/1/23	11,000	10,467
Agrium Inc.	3.375%	3/15/25	6,325	5,785
Agrium Inc.	4.125%	3/15/35	3,500	3,007
Agrium Inc.	6.125%	1/15/41	7,043	7,584
Agrium Inc.	4.900%	6/1/43	3,200	2,912
Agrium Inc.	5.250%	1/15/45	9,615	8,975
Air Products & Chemicals Inc.	3.000%	11/3/21	1,325	1,334
Air Products & Chemicals Inc.	2.750%	2/3/23	7,125	7,012
Air Products & Chemicals Inc.	3.350%	7/31/24	6,350	6,345
Airgas Inc.	3.050%	8/1/20	6,500	6,553
Airgas Inc.	3.650%	7/15/24	7,000	6,954
Albemarle Corp.	3.000%	12/1/19	2,475	2,430
Albemarle Corp.	4.500%	12/15/20	500	517
Albemarle Corp.	4.150%	12/1/24	4,525	4,330
Albemarle Corp.	5.450%	12/1/44	4,950	4,802
8 Anglo American Capital plc	4.125%	9/27/22	575	377
Barrick Gold Corp.	6.950%	4/1/19	934	966
Barrick Gold Corp.	4.100%	5/1/23	4,945	4,259
Barrick Gold Corp.	5.250%	4/1/42	6,825	4,601
Barrick North America Finance LLC	6.800%	9/15/18	2,850	3,051

47

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Barrick North America Finance LLC	4.400%	5/30/21	10,962	10,028
Barrick North America Finance LLC	7.500%	9/15/38	2,950	2,417
Barrick North America Finance LLC	5.700%	5/30/41	9,788	6,828
Barrick North America Finance LLC	5.750%	5/1/43	3,633	2,615
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	6,043	4,098
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	13,101	13,026
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	220	229
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	2,400	2,356
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	13,517	14,885
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	6,396	6,041
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	18,494	16,944
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	8,546	8,047
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	12,183	9,656
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	25,718	23,113
Braskem Finance Ltd.	6.450%	2/3/24	1,600	1,360
Cabot Corp.	2.550%	1/15/18	1,004	1,016
Cabot Corp.	3.700%	7/15/22	800	790
Carpenter Technology Corp.	5.200%	7/15/21	10,225	10,284
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	1,225	1,380
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	2,300	2,383
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	6,863	6,916
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	500	490
CF Industries Inc.	6.875%	5/1/18	16,873	18,265
CF Industries Inc.	7.125%	5/1/20	8,925	10,052
CF Industries Inc.	3.450%	6/1/23	510	474
CF Industries Inc.	5.150%	3/15/34	21,444	18,898
CF Industries Inc.	4.950%	6/1/43	4,076	3,479
CF Industries Inc.	5.375%	3/15/44	7,500	6,536
Cytec Industries Inc.	3.500%	4/1/23	100	94
Domtar Corp.	6.250%	9/1/42	850	800
Domtar Corp.	6.750%	2/15/44	5,000	4,833
Dow Chemical Co.	8.550%	5/15/19	21,204	25,004
Dow Chemical Co.	4.250%	11/15/20	17,570	18,395
Dow Chemical Co.	4.125%	11/15/21	1,996	2,085
Dow Chemical Co.	3.000%	11/15/22	14,425	13,826
Dow Chemical Co.	3.500%	10/1/24	2,700	2,623
Dow Chemical Co.	7.375%	11/1/29	2,398	2,983
Dow Chemical Co.	4.250%	10/1/34	8,436	7,836
Dow Chemical Co.	9.400%	5/15/39	13,193	19,026
Dow Chemical Co.	5.250%	11/15/41	8,027	7,848
Dow Chemical Co.	4.375%	11/15/42	6,980	6,051
Eastman Chemical Co.	2.400%	6/1/17	11,893	11,976
Eastman Chemical Co.	5.500%	11/15/19	4,771	5,224
Eastman Chemical Co.	2.700%	1/15/20	12,980	12,844
Eastman Chemical Co.	4.500%	1/15/21	775	818
Eastman Chemical Co.	3.600%	8/15/22	20,805	20,695
Eastman Chemical Co.	3.800%	3/15/25	8,250	7,982
Eastman Chemical Co.	4.800%	9/1/42	6,249	5,763
Eastman Chemical Co.	4.650%	10/15/44	4,850	4,302
Ecolab Inc.	1.450%	12/8/17	4,807	4,762
Ecolab Inc.	1.550%	1/12/18	2,000	1,983
Ecolab Inc.	2.250%	1/12/20	3,243	3,221
Ecolab Inc.	4.350%	12/8/21	3,714	3,955
Ecolab Inc.	5.500%	12/8/41	9,680	10,556
EI du Pont de Nemours & Co.	6.000%	7/15/18	9,965	10,846
EI du Pont de Nemours & Co.	4.625%	1/15/20	5,302	5,585
EI du Pont de Nemours & Co.	3.625%	1/15/21	14,975	15,445
EI du Pont de Nemours & Co.	4.250%	4/1/21	2,950	3,129
EI du Pont de Nemours & Co.	2.800%	2/15/23	9,685	9,168
EI du Pont de Nemours & Co.	6.500%	1/15/28	1,400	1,632
EI du Pont de Nemours & Co.	4.900%	1/15/41	10,878	10,423
EI du Pont de Nemours & Co.	4.150%	2/15/43	2,950	2,580
Fibria Overseas Finance Ltd.	5.250%	5/12/24	350	331
FMC Corp.	3.950%	2/1/22	1,425	1,420

48

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
FMC Corp.	4.100%	2/1/24	9,750	9,670
Freeport-McMoRan Inc.	2.150%	3/1/17	3,366	3,004
Freeport-McMoRan Inc.	2.375%	3/15/18	29,310	23,301
Freeport-McMoRan Inc.	3.100%	3/15/20	7,098	4,578
Freeport-McMoRan Inc.	3.550%	3/1/22	18,551	10,852
Freeport-McMoRan Inc.	3.875%	3/15/23	14,649	8,277
Freeport-McMoRan Inc.	4.550%	11/14/24	500	290
Freeport-McMoRan Inc.	5.400%	11/14/34	12,500	6,312
Freeport-McMoRan Inc.	5.450%	3/15/43	20,421	10,415
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc.	6.500%	11/15/20	2,999	1,934
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc.	6.750%	2/1/22	1,744	1,073
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc.	6.875%	2/15/23	4,555	2,824
Georgia-Pacific LLC	8.000%	1/15/24	7,829	9,881
Georgia-Pacific LLC	7.375%	12/1/25	6,350	7,870
Georgia-Pacific LLC	7.750%	11/15/29	3,318	4,352
Georgia-Pacific LLC	8.875%	5/15/31	4,965	6,957
Glencore Canada Corp.	5.500%	6/15/17	4,680	4,573
Goldcorp Inc.	2.125%	3/15/18	15,785	15,308
Goldcorp Inc.	3.625%	6/9/21	1,250	1,174
Goldcorp Inc.	3.700%	3/15/23	9,575	8,760
Goldcorp Inc.	5.450%	6/9/44	2,675	2,168
International Paper Co.	7.950%	6/15/18	9,758	11,044
International Paper Co.	7.500%	8/15/21	13,510	16,014
International Paper Co.	3.650%	6/15/24	10,910	10,692
International Paper Co.	3.800%	1/15/26	3,825	3,768
International Paper Co.	5.000%	9/15/35	4,125	4,099
International Paper Co.	8.700%	6/15/38	1,200	1,555
International Paper Co.	7.300%	11/15/39	4,268	4,865
International Paper Co.	6.000%	11/15/41	2,250	2,353
International Paper Co.	4.800%	6/15/44	14,430	13,061
International Paper Co.	5.150%	5/15/46	6,950	6,611
Kinross Gold Corp.	5.125%	9/1/21	2,300	1,564
Kinross Gold Corp.	5.950%	3/15/24	5,025	3,474
Kinross Gold Corp.	6.875%	9/1/41	2,150	1,225
Lubrizol Corp.	8.875%	2/1/19	875	1,045
Lubrizol Corp.	6.500%	10/1/34	6,025	7,609
LYB International Finance BV	4.000%	7/15/23	1,250	1,246
LYB International Finance BV	5.250%	7/15/43	1,600	1,534
LYB International Finance BV	4.875%	3/15/44	11,000	10,015
LyondellBasell Industries NV	5.000%	4/15/19	19,310	20,530
LyondellBasell Industries NV	6.000%	11/15/21	14,925	16,753
LyondellBasell Industries NV	5.750%	4/15/24	4,950	5,450
LyondellBasell Industries NV	4.625%	2/26/55	11,275	9,127
Meadwestvaco Corp.	8.200%	1/15/30	2,268	2,945
Meadwestvaco Corp.	7.950%	2/15/31	5,253	6,530
Methanex Corp.	3.250%	12/15/19	6,650	6,360
Methanex Corp.	4.250%	12/1/24	865	771
Monsanto Co.	1.150%	6/30/17	8,000	7,945
Monsanto Co.	5.125%	4/15/18	3,105	3,319
Monsanto Co.	2.125%	7/15/19	4,400	4,392
Monsanto Co.	2.750%	7/15/21	11,810	11,620
Monsanto Co.	2.200%	7/15/22	7,580	6,989
Monsanto Co.	3.375%	7/15/24	6,449	6,224
Monsanto Co.	2.850%	4/15/25	3,800	3,470
Monsanto Co.	5.500%	8/15/25	383	423
Monsanto Co.	4.200%	7/15/34	9,175	7,934
Monsanto Co.	5.875%	4/15/38	5,281	5,560
Monsanto Co.	3.600%	7/15/42	6,341	4,599
Monsanto Co.	4.650%	11/15/43	2,450	2,102
Monsanto Co.	4.400%	7/15/44	12,925	10,711
Monsanto Co.	3.950%	4/15/45	14,400	11,186
Monsanto Co.	4.700%	7/15/64	10,260	7,843
Mosaic Co.	3.750%	11/15/21	2,550	2,581
Mosaic Co.	4.250%	11/15/23	17,532	17,392

49

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mosaic Co.	5.450%	11/15/33	2,750	2,803
Mosaic Co.	4.875%	11/15/41	1,268	1,093
Mosaic Co.	5.625%	11/15/43	3,500	3,355
Newmont Mining Corp.	5.125%	10/1/19	1,495	1,562
Newmont Mining Corp.	3.500%	3/15/22	4,493	4,007
Newmont Mining Corp.	5.875%	4/1/35	2,605	2,116
Newmont Mining Corp.	6.250%	10/1/39	16,252	12,986
Newmont Mining Corp.	4.875%	3/15/42	5,394	3,827
Nucor Corp.	5.750%	12/1/17	3,869	4,089
Nucor Corp.	5.850%	6/1/18	6,865	7,346
Nucor Corp.	4.125%	9/15/22	382	392
Nucor Corp.	4.000%	8/1/23	5,795	5,564
Nucor Corp.	6.400%	12/1/37	5,613	5,976
Nucor Corp.	5.200%	8/1/43	13,250	12,368
Packaging Corp. of America	3.900%	6/15/22	6,015	6,121
Packaging Corp. of America	4.500%	11/1/23	15,870	16,593
Packaging Corp. of America	3.650%	9/15/24	4,525	4,403
Placer Dome Inc.	6.450%	10/15/35	2,175	1,801
Plum Creek Timberlands LP	4.700%	3/15/21	4,605	4,908
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	4,441	4,542
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	190	214
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	7,128	7,749
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	5,375	5,228
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	9,096	8,581
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	875	968
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	4,918	5,191
PPG Industries Inc.	2.300%	11/15/19	6,043	5,997
PPG Industries Inc.	3.600%	11/15/20	4,650	4,799
PPG Industries Inc.	5.500%	11/15/40	3,725	4,147
Praxair Inc.	5.200%	3/15/17	1,115	1,165
Praxair Inc.	4.500%	8/15/19	2,640	2,854
Praxair Inc.	3.000%	9/1/21	5,900	5,968
Praxair Inc.	2.450%	2/15/22	20,085	19,659
Praxair Inc.	2.200%	8/15/22	4,319	4,131
Praxair Inc.	2.650%	2/5/25	4,500	4,317
Praxair Inc.	3.550%	11/7/42	2,200	1,955
Rayonier Inc.	3.750%	4/1/22	2,775	2,697
Reliance Steel & Aluminum Co.	6.200%	11/15/16	260	266
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,600	1,498
Reliance Steel & Aluminum Co.	6.850%	11/15/36	1,635	1,705
Rio Tinto Alcan Inc.	5.750%	6/1/35	9,254	9,614
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	18,935	20,511
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	7,873	9,213
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	11,961	11,740
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	4,750	4,739
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,139	4,994
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	45,000	40,617
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	7,009	8,405
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	13,381	12,243
Rio Tinto Finance USA plc	2.000%	3/22/17	7,470	7,431
Rio Tinto Finance USA plc	1.625%	8/21/17	7,025	6,906
Rio Tinto Finance USA plc	2.250%	12/14/18	9,615	9,371
Rio Tinto Finance USA plc	3.500%	3/22/22	5,972	5,620
Rio Tinto Finance USA plc	2.875%	8/21/22	12,205	11,046
Rio Tinto Finance USA plc	4.750%	3/22/42	418	354
Rio Tinto Finance USA plc	4.125%	8/21/42	2,453	1,915
Rock-Tenn Co.	4.450%	3/1/19	9,150	9,549
Rock-Tenn Co.	3.500%	3/1/20	3,755	3,801
Rock-Tenn Co.	4.900%	3/1/22	3,650	3,885
Rohm & Haas Co.	6.000%	9/15/17	2,811	2,998
Rohm & Haas Co.	7.850%	7/15/29	2,950	3,800
RPM International Inc.	6.125%	10/15/19	2,493	2,728
RPM International Inc.	3.450%	11/15/22	4,585	4,398
RPM International Inc.	5.250%	6/1/45	200	189

50

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sherwin-Williams Co.	3.450%	8/1/25	11,200	11,383
Sherwin-Williams Co.	4.000%	12/15/42	2,000	1,901
Sherwin-Williams Co.	4.550%	8/1/45	2,790	2,896
Southern Copper Corp.	5.375%	4/16/20	1,238	1,284
Southern Copper Corp.	3.875%	4/23/25	3,725	3,283
Southern Copper Corp.	7.500%	7/27/35	17,050	15,878
Southern Copper Corp.	6.750%	4/16/40	2,565	2,186
Southern Copper Corp.	5.250%	11/8/42	12,320	8,747
Southern Copper Corp.	5.875%	4/23/45	19,350	14,803
Syngenta Finance NV	3.125%	3/28/22	4,100	3,970
Syngenta Finance NV	4.375%	3/28/42	2,675	2,471
The Dow Chemical Company	4.625%	10/1/44	2,000	1,826
Vale Canada Ltd.	7.200%	9/15/32	1,375	1,023
Vale Overseas Ltd.	6.250%	1/23/17	7,410	7,354
Vale Overseas Ltd.	5.625%	9/15/19	6,075	5,475
Vale Overseas Ltd.	4.625%	9/15/20	16,660	13,890
Vale Overseas Ltd.	4.375%	1/11/22	11,935	9,026
Vale Overseas Ltd.	8.250%	1/17/34	2,537	2,042
Vale Overseas Ltd.	6.875%	11/21/36	28,559	19,706
Vale Overseas Ltd.	6.875%	11/10/39	14,464	10,052
Vale SA	5.625%	9/11/42	11,959	7,848
Valspar Corp.	7.250%	6/15/19	675	763
Valspar Corp.	4.200%	1/15/22	1,000	1,025
Valspar Corp.	3.950%	1/15/26	10,200	10,150
Westlake Chemical Corp.	3.600%	7/15/22	775	760
Weyerhaeuser Co.	7.375%	10/1/19	8,291	9,570
Weyerhaeuser Co.	4.625%	9/15/23	8,125	8,447
Weyerhaeuser Co.	8.500%	1/15/25	2,400	3,091
Weyerhaeuser Co.	7.375%	3/15/32	7,093	8,437
Weyerhaeuser Co.	6.875%	12/15/33	2,975	3,434
Worthington Industries Inc.	4.550%	4/15/26	1,300	1,281
Yamana Gold Inc.	4.950%	7/15/24	2,605	2,214
Capital Goods (1.4%)
3M Co.	1.375%	8/7/18	4,650	4,641
3M Co.	2.000%	8/7/20	4,650	4,652
3M Co.	3.000%	8/7/25	4,450	4,554
3M Co.	6.375%	2/15/28	3,650	4,729
3M Co.	5.700%	3/15/37	6,023	7,427
ABB Finance USA Inc.	1.625%	5/8/17	2,400	2,402
ABB Finance USA Inc.	2.875%	5/8/22	5,005	4,926
ABB Finance USA Inc.	4.375%	5/8/42	1,578	1,564
Avery Dennison Corp.	3.350%	4/15/23	6,675	6,477
Boeing Capital Corp.	2.900%	8/15/18	150	155
Boeing Capital Corp.	4.700%	10/27/19	5,025	5,514
Boeing Co.	0.950%	5/15/18	425	420
Boeing Co.	6.000%	3/15/19	640	718
Boeing Co.	4.875%	2/15/20	11,290	12,607
Boeing Co.	8.750%	8/15/21	1,600	2,118
Boeing Co.	2.350%	10/30/21	9,645	9,542
Boeing Co.	2.200%	10/30/22	2,900	2,803
Boeing Co.	7.950%	8/15/24	3,023	4,037
Boeing Co.	2.850%	10/30/24	6,933	6,890
Boeing Co.	2.500%	3/1/25	6,700	6,465
Boeing Co.	7.250%	6/15/25	675	881
Boeing Co.	2.600%	10/30/25	1,600	1,547
Boeing Co.	8.750%	9/15/31	850	1,247
Boeing Co.	6.125%	2/15/33	4,450	5,587
Boeing Co.	3.300%	3/1/35	6,150	5,639
Boeing Co.	6.625%	2/15/38	2,905	3,877
Boeing Co.	6.875%	3/15/39	2,003	2,755
Boeing Co.	5.875%	2/15/40	3,310	4,186
Boeing Co.	3.500%	3/1/45	5,650	5,211
Carlisle Cos. Inc.	3.750%	11/15/22	3,080	3,047

51

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	2.050%	8/1/16	28,475	28,648
Caterpillar Financial Services Corp.	1.000%	3/3/17	6,475	6,455
Caterpillar Financial Services Corp.	1.250%	8/18/17	6,000	5,977
Caterpillar Financial Services Corp.	1.250%	11/6/17	8,024	8,006
Caterpillar Financial Services Corp.	5.450%	4/15/18	134	145
Caterpillar Financial Services Corp.	7.050%	10/1/18	1,115	1,263
Caterpillar Financial Services Corp.	1.800%	11/13/18	4,000	4,004
Caterpillar Financial Services Corp.	7.150%	2/15/19	20,178	23,111
Caterpillar Financial Services Corp.	2.100%	6/9/19	4,825	4,822
Caterpillar Financial Services Corp.	2.250%	12/1/19	250	250
Caterpillar Financial Services Corp.	2.000%	3/5/20	3,760	3,726
Caterpillar Financial Services Corp.	2.500%	11/13/20	2,950	2,945
Caterpillar Financial Services Corp.	2.750%	8/20/21	3,400	3,372
Caterpillar Financial Services Corp.	3.750%	11/24/23	5,000	5,197
Caterpillar Financial Services Corp.	3.300%	6/9/24	2,000	1,990
Caterpillar Financial Services Corp.	3.250%	12/1/24	4,315	4,275
Caterpillar Inc.	7.900%	12/15/18	525	614
Caterpillar Inc.	3.900%	5/27/21	11,128	11,823
Caterpillar Inc.	3.400%	5/15/24	19,490	19,659
Caterpillar Inc.	6.050%	8/15/36	14,372	16,955
Caterpillar Inc.	5.200%	5/27/41	950	1,033
Caterpillar Inc.	3.803%	8/15/42	22,848	20,422
Caterpillar Inc.	4.300%	5/15/44	4,700	4,528
Caterpillar Inc.	4.750%	5/15/64	2,550	2,479
Crane Co.	2.750%	12/15/18	2,525	2,518
Crane Co.	4.450%	12/15/23	8,650	8,912
CRH America Inc.	8.125%	7/15/18	9,420	10,720
CRH America Inc.	5.750%	1/15/21	6,800	7,640
Danaher Corp.	2.300%	6/23/16	1,760	1,771
Danaher Corp.	5.625%	1/15/18	2,385	2,574
Danaher Corp.	1.650%	9/15/18	6,850	6,843
Danaher Corp.	5.400%	3/1/19	1,725	1,897
Danaher Corp.	2.400%	9/15/20	6,800	6,800
Danaher Corp.	3.900%	6/23/21	9,335	9,930
Danaher Corp.	3.350%	9/15/25	5,000	5,104
Danaher Corp.	4.375%	9/15/45	12,350	12,777
Deere & Co.	4.375%	10/16/19	6,097	6,575
Deere & Co.	2.600%	6/8/22	27,553	27,135
Deere & Co.	5.375%	10/16/29	10,357	12,069
Deere & Co.	8.100%	5/15/30	4,865	6,875
Deere & Co.	7.125%	3/3/31	925	1,198
Deere & Co.	3.900%	6/9/42	12,370	11,856
Dover Corp.	5.450%	3/15/18	7,160	7,727
Dover Corp.	4.300%	3/1/21	850	910
Dover Corp.	3.150%	11/15/25	8,500	8,379
Dover Corp.	5.375%	10/15/35	550	621
Dover Corp.	6.600%	3/15/38	3,115	4,047
Dover Corp.	5.375%	3/1/41	1,759	2,009
Eaton Corp.	1.500%	11/2/17	13,370	13,288
Eaton Corp.	5.600%	5/15/18	12,060	13,043
Eaton Corp.	2.750%	11/2/22	9,885	9,561
Eaton Corp.	4.000%	11/2/32	10,456	9,985
Eaton Corp.	4.150%	11/2/42	1,275	1,176
Eaton Electric Holdings LLC	3.875%	12/15/20	2,325	2,411
Embraer Netherlands Finance BV	5.050%	6/15/25	4,005	3,623
8 Embraer Overseas Ltd.	5.696%	9/16/23	18,075	17,619
Embraer SA	5.150%	6/15/22	2,940	2,868
Emerson Electric Co.	5.250%	10/15/18	6,645	7,278
Emerson Electric Co.	4.875%	10/15/19	6,595	7,244
Emerson Electric Co.	4.250%	11/15/20	745	805
Emerson Electric Co.	2.625%	12/1/21	13,250	13,161
Emerson Electric Co.	2.625%	2/15/23	4,350	4,257
Emerson Electric Co.	3.150%	6/1/25	5,900	5,867
Emerson Electric Co.	6.000%	8/15/32	940	1,126

52

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Emerson Electric Co.	6.125%	4/15/39	1,960	2,413
Exelis Inc.	4.250%	10/1/16	3,525	3,589
Exelis Inc.	5.550%	10/1/21	1,400	1,537
Flowserve Corp.	3.500%	9/15/22	12,800	12,449
Flowserve Corp.	4.000%	11/15/23	4,325	4,316
Fortune Brands Home & Security Inc.	3.000%	6/15/20	4,430	4,421
Fortune Brands Home & Security Inc.	4.000%	6/15/25	5,500	5,449
5 GE Capital Trust I	6.375%	11/15/67	6,385	6,648
General Dynamics Corp.	1.000%	11/15/17	12,300	12,263
General Dynamics Corp.	3.875%	7/15/21	11,219	11,845
General Dynamics Corp.	2.250%	11/15/22	8,965	8,616
General Dynamics Corp.	3.600%	11/15/42	5,943	5,516
General Electric Capital Corp.	5.625%	9/15/17	60	64
General Electric Capital Corp.	6.000%	8/7/19	4,750	5,369
General Electric Capital Corp.	2.100%	12/11/19	1,865	1,860
General Electric Capital Corp.	5.500%	1/8/20	16,424	18,425
General Electric Capital Corp.	2.200%	1/9/20	9,657	9,669
General Electric Capital Corp.	5.550%	5/4/20	7,926	8,982
General Electric Capital Corp.	4.375%	9/16/20	6,084	6,618
General Electric Capital Corp.	4.625%	1/7/21	5,239	5,752
General Electric Capital Corp.	5.300%	2/11/21	3,972	4,473
General Electric Capital Corp.	4.650%	10/17/21	12,934	14,269
General Electric Capital Corp.	3.150%	9/7/22	4,493	4,599
General Electric Capital Corp.	3.100%	1/9/23	11,056	11,209
General Electric Capital Corp.	3.450%	5/15/24	3,545	3,657
General Electric Capital Corp.	6.750%	3/15/32	26,482	34,426
General Electric Capital Corp.	7.500%	8/21/35	100	140
General Electric Capital Corp.	6.150%	8/7/37	8,417	10,523
General Electric Capital Corp.	5.875%	1/14/38	18,274	22,342
General Electric Capital Corp.	6.875%	1/10/39	12,196	16,600
5 General Electric Capital Corp.	6.375%	11/15/67	14,142	14,725
General Electric Co.	5.250%	12/6/17	60,680	64,838
General Electric Co.	2.700%	10/9/22	27,195	27,078
General Electric Co.	3.375%	3/11/24	6,260	6,484
General Electric Co.	4.125%	10/9/42	22,315	21,798
General Electric Co.	4.500%	3/11/44	25,640	26,341
Harris Corp.	1.999%	4/27/18	5,850	5,788
Harris Corp.	2.700%	4/27/20	2,540	2,491
Harris Corp.	4.400%	12/15/20	1,725	1,802
Harris Corp.	3.832%	4/27/25	3,300	3,250
Harris Corp.	4.854%	4/27/35	7,475	7,358
Harris Corp.	6.150%	12/15/40	7,828	8,502
Harris Corp.	5.054%	4/27/45	4,300	4,199
Hexcel Corp.	4.700%	8/15/25	1,400	1,388
Honeywell International Inc.	5.300%	3/15/17	6,520	6,835
Honeywell International Inc.	5.300%	3/1/18	5,900	6,368
Honeywell International Inc.	5.000%	2/15/19	5,836	6,393
Honeywell International Inc.	4.250%	3/1/21	19,821	21,690
Honeywell International Inc.	3.350%	12/1/23	9,160	9,436
Honeywell International Inc.	5.700%	3/15/36	1,435	1,711
Honeywell International Inc.	5.700%	3/15/37	6,851	8,272
Honeywell International Inc.	5.375%	3/1/41	13,713	16,270
Illinois Tool Works Inc.	1.950%	3/1/19	1,000	1,002
Illinois Tool Works Inc.	6.250%	4/1/19	12,700	14,315
Illinois Tool Works Inc.	4.875%	9/15/41	45	49
Illinois Tool Works Inc.	3.900%	9/1/42	14,500	13,693
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	11,590	12,800
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	6,850	6,907
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	5,925	6,127
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	3,800	4,180
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	4,000	3,936
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	2,200	2,149
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	3,500	3,343
John Deere Capital Corp.	2.000%	1/13/17	10,050	10,175

53

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	5.500%	4/13/17	4,360	4,588
John Deere Capital Corp.	1.125%	6/12/17	2,480	2,475
John Deere Capital Corp.	2.800%	9/18/17	8,050	8,230
John Deere Capital Corp.	1.200%	10/10/17	3,200	3,185
John Deere Capital Corp.	1.550%	12/15/17	7,000	7,005
John Deere Capital Corp.	1.350%	1/16/18	3,000	2,988
John Deere Capital Corp.	1.300%	3/12/18	13,769	13,658
John Deere Capital Corp.	1.600%	7/13/18	1,000	997
John Deere Capital Corp.	1.750%	8/10/18	4,500	4,499
John Deere Capital Corp.	5.750%	9/10/18	3,965	4,363
John Deere Capital Corp.	1.950%	12/13/18	9,500	9,520
John Deere Capital Corp.	1.950%	3/4/19	10,200	10,157
John Deere Capital Corp.	2.250%	4/17/19	5,300	5,325
John Deere Capital Corp.	1.700%	1/15/20	5,735	5,582
John Deere Capital Corp.	2.050%	3/10/20	4,500	4,447
John Deere Capital Corp.	2.375%	7/14/20	1,000	997
John Deere Capital Corp.	2.450%	9/11/20	3,500	3,494
John Deere Capital Corp.	2.800%	3/4/21	5,600	5,641
John Deere Capital Corp.	3.900%	7/12/21	5,850	6,199
John Deere Capital Corp.	3.150%	10/15/21	7,349	7,474
John Deere Capital Corp.	2.750%	3/15/22	1,145	1,131
John Deere Capital Corp.	2.800%	1/27/23	6,060	5,945
John Deere Capital Corp.	3.350%	6/12/24	12,825	12,985
John Deere Capital Corp.	3.400%	9/11/25	3,550	3,594
Joy Global Inc.	5.125%	10/15/21	1,075	842
Kennametal Inc.	2.650%	11/1/19	3,650	3,616
Kennametal Inc.	3.875%	2/15/22	2,700	2,667
L-3 Communications Corp.	1.500%	5/28/17	3,200	3,167
L-3 Communications Corp.	5.200%	10/15/19	9,075	9,616
L-3 Communications Corp.	4.750%	7/15/20	13,100	13,641
L-3 Communications Corp.	4.950%	2/15/21	11,525	11,855
L-3 Communications Corp.	3.950%	5/28/24	1,766	1,677
Lafarge SA	7.125%	7/15/36	5,300	6,241
Leggett & Platt Inc.	3.800%	11/15/24	4,600	4,634
Legrand France SA	8.500%	2/15/25	875	1,161
Lockheed Martin Corp.	1.850%	11/23/18	3,000	2,994
Lockheed Martin Corp.	4.250%	11/15/19	9,281	9,946
Lockheed Martin Corp.	2.500%	11/23/20	7,760	7,732
Lockheed Martin Corp.	3.350%	9/15/21	15,053	15,375
Lockheed Martin Corp.	3.100%	1/15/23	2,300	2,296
Lockheed Martin Corp.	2.900%	3/1/25	2,100	2,016
Lockheed Martin Corp.	3.550%	1/15/26	18,000	18,089
Lockheed Martin Corp.	3.600%	3/1/35	6,235	5,601
Lockheed Martin Corp.	4.500%	5/15/36	4,600	4,655
Lockheed Martin Corp.	6.150%	9/1/36	18,810	22,554
Lockheed Martin Corp.	5.500%	11/15/39	1,850	2,055
Lockheed Martin Corp.	5.720%	6/1/40	5,360	6,114
Lockheed Martin Corp.	4.850%	9/15/41	4,622	4,780
Lockheed Martin Corp.	4.070%	12/15/42	100	93
Lockheed Martin Corp.	3.800%	3/1/45	2,832	2,495
Lockheed Martin Corp.	4.700%	5/15/46	18,625	19,079
Martin Marietta Materials Inc.	6.600%	4/15/18	4,455	4,801
Mohawk Industries Inc.	3.850%	2/1/23	21,940	22,102
Northrop Grumman Corp.	5.050%	8/1/19	2,810	3,044
Northrop Grumman Corp.	3.500%	3/15/21	14,828	15,305
Northrop Grumman Corp.	3.250%	8/1/23	2,500	2,498
Northrop Grumman Corp.	5.050%	11/15/40	6,925	7,267
Northrop Grumman Corp.	4.750%	6/1/43	7,927	8,160
Northrop Grumman Corp.	3.850%	4/15/45	1,650	1,464
Northrop Grumman Systems Corp.	7.750%	2/15/31	381	502
Owens Corning	4.200%	12/15/22	8,254	8,269
Owens Corning	4.200%	12/1/24	2,040	1,987
Owens Corning	7.000%	12/1/36	1,525	1,678
Parker Hannifin Corp.	5.500%	5/15/18	965	1,044

54

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Parker Hannifin Corp.	3.500%	9/15/22	500	517
Parker Hannifin Corp.	6.250%	5/15/38	4,203	5,330
Parker-Hannifin Corp.	3.300%	11/21/24	5,075	5,133
Parker-Hannifin Corp.	4.200%	11/21/34	5,050	5,155
Parker-Hannifin Corp.	4.450%	11/21/44	6,050	6,321
Pentair Finance SA	2.650%	12/1/19	2,204	2,136
Pentair Finance SA	5.000%	5/15/21	1,310	1,365
Pentair Finance SA	3.150%	9/15/22	880	827
Pentair Finance SA	4.650%	9/15/25	125	128
Precision Castparts Corp.	1.250%	1/15/18	12,358	12,272
Precision Castparts Corp.	2.250%	6/15/20	4,600	4,575
Precision Castparts Corp.	2.500%	1/15/23	9,425	9,094
Precision Castparts Corp.	3.250%	6/15/25	6,500	6,448
Precision Castparts Corp.	4.200%	6/15/35	1,500	1,498
Precision Castparts Corp.	3.900%	1/15/43	3,625	3,378
Precision Castparts Corp.	4.375%	6/15/45	2,000	1,995
Raytheon Co.	6.400%	12/15/18	290	327
Raytheon Co.	4.400%	2/15/20	2,820	3,052
Raytheon Co.	3.125%	10/15/20	4,235	4,363
Raytheon Co.	2.500%	12/15/22	5,470	5,357
Raytheon Co.	7.200%	8/15/27	4,360	5,789
Raytheon Co.	4.875%	10/15/40	1,825	1,998
Raytheon Co.	4.700%	12/15/41	8,175	8,857
Republic Services Inc.	3.800%	5/15/18	4,600	4,767
Republic Services Inc.	5.500%	9/15/19	15,040	16,533
Republic Services Inc.	5.000%	3/1/20	5,810	6,313
Republic Services Inc.	5.250%	11/15/21	11,494	12,725
Republic Services Inc.	3.550%	6/1/22	3,300	3,378
Republic Services Inc.	4.750%	5/15/23	2,150	2,342
Republic Services Inc.	3.200%	3/15/25	7,600	7,329
Republic Services Inc.	6.086%	3/15/35	2,600	3,059
Republic Services Inc.	6.200%	3/1/40	5,823	6,841
Republic Services Inc.	5.700%	5/15/41	10,998	12,352
Rockwell Automation Inc.	5.650%	12/1/17	1,650	1,765
Rockwell Automation Inc.	2.050%	3/1/20	5,900	5,844
Rockwell Automation Inc.	6.700%	1/15/28	4,025	5,139
Rockwell Automation Inc.	6.250%	12/1/37	4,385	5,432
Rockwell Collins Inc.	5.250%	7/15/19	265	289
Rockwell Collins Inc.	3.100%	11/15/21	2,350	2,383
Rockwell Collins Inc.	4.800%	12/15/43	3,300	3,527
Roper Technologies Inc.	1.850%	11/15/17	3,550	3,538
Roper Technologies Inc.	2.050%	10/1/18	16,700	16,598
Roper Technologies Inc.	6.250%	9/1/19	3,760	4,177
Roper Technologies Inc.	3.000%	12/15/20	1,000	997
Roper Technologies Inc.	3.125%	11/15/22	3,968	3,878
Roper Technologies Inc.	3.850%	12/15/25	1,200	1,203
Snap-on Inc.	6.125%	9/1/21	3,700	4,258
Sonoco Products Co.	4.375%	11/1/21	745	776
Sonoco Products Co.	5.750%	11/1/40	7,150	7,735
Stanley Black & Decker Inc.	3.400%	12/1/21	4,340	4,424
Stanley Black & Decker Inc.	2.900%	11/1/22	1,881	1,860
Stanley Black & Decker Inc.	5.200%	9/1/40	2,075	2,251
Textron Inc.	5.600%	12/1/17	1,895	2,013
Textron Inc.	7.250%	10/1/19	4,140	4,715
Textron Inc.	4.300%	3/1/24	3,725	3,794
Textron Inc.	3.875%	3/1/25	5,950	5,835
Tyco International Finance SA	5.125%	9/14/45	400	415
United Technologies Corp.	1.800%	6/1/17	2,161	2,171
United Technologies Corp.	5.375%	12/15/17	10,376	11,152
United Technologies Corp.	6.125%	2/1/19	920	1,026
United Technologies Corp.	4.500%	4/15/20	29,953	32,737
United Technologies Corp.	3.100%	6/1/22	10,956	11,160
United Technologies Corp.	6.700%	8/1/28	2,397	3,053
United Technologies Corp.	7.500%	9/15/29	4,821	6,519

55

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Technologies Corp.	5.400%	5/1/35	7,275	8,143
United Technologies Corp.	6.050%	6/1/36	7,452	8,982
United Technologies Corp.	6.125%	7/15/38	6,796	8,316
United Technologies Corp.	5.700%	4/15/40	7,595	8,894
United Technologies Corp.	4.500%	6/1/42	37,783	37,952
United Technologies Corp.	4.150%	5/15/45	4,000	3,816
Valmont Industries Inc.	5.000%	10/1/44	1,200	1,039
Valmont Industries Inc.	5.250%	10/1/54	4,450	3,791
Waste Management Inc.	2.600%	9/1/16	7,250	7,301
Waste Management Inc.	6.100%	3/15/18	450	490
Waste Management Inc.	4.750%	6/30/20	10,824	11,732
Waste Management Inc.	4.600%	3/1/21	9,520	10,238
Waste Management Inc.	3.500%	5/15/24	2,600	2,621
Waste Management Inc.	3.125%	3/1/25	3,500	3,401
Waste Management Inc.	3.900%	3/1/35	2,000	1,871
Waste Management Inc.	4.100%	3/1/45	4,724	4,404
WW Grainger Inc.	4.600%	6/15/45	11,600	12,097
Xylem Inc.	4.875%	10/1/21	150	160
Communication (2.6%)
21st Century Fox America Inc.	8.000%	10/17/16	3,830	4,017
21st Century Fox America Inc.	7.250%	5/18/18	165	183
21st Century Fox America Inc.	6.900%	3/1/19	2,545	2,890
21st Century Fox America Inc.	4.500%	2/15/21	7,375	7,939
21st Century Fox America Inc.	3.000%	9/15/22	3,050	3,010
21st Century Fox America Inc.	3.700%	9/15/24	275	277
8 21st Century Fox America Inc.	3.700%	10/15/25	4,900	4,888
21st Century Fox America Inc.	7.700%	10/30/25	1,225	1,539
21st Century Fox America Inc.	6.550%	3/15/33	13,365	15,314
21st Century Fox America Inc.	6.200%	12/15/34	15,141	17,127
21st Century Fox America Inc.	6.400%	12/15/35	24,265	27,948
21st Century Fox America Inc.	8.150%	10/17/36	2,075	2,757
21st Century Fox America Inc.	6.150%	3/1/37	9,873	10,998
21st Century Fox America Inc.	6.650%	11/15/37	785	910
21st Century Fox America Inc.	6.900%	8/15/39	7,260	8,583
21st Century Fox America Inc.	6.150%	2/15/41	4,230	4,757
21st Century Fox America Inc.	5.400%	10/1/43	10,250	10,686
21st Century Fox America Inc.	4.750%	9/15/44	8,050	7,756
8 21st Century Fox America Inc.	4.950%	10/15/45	500	494
21st Century Fox America Inc.	7.750%	12/1/45	5,160	6,723
America Movil SAB de CV	5.625%	11/15/17	6,550	6,959
America Movil SAB de CV	5.000%	10/16/19	2,125	2,289
America Movil SAB de CV	5.000%	3/30/20	8,325	9,036
America Movil SAB de CV	3.125%	7/16/22	35,500	34,688
America Movil SAB de CV	6.375%	3/1/35	21,267	23,551
America Movil SAB de CV	6.125%	11/15/37	4,818	5,293
America Movil SAB de CV	6.125%	3/30/40	12,600	13,820
America Movil SAB de CV	4.375%	7/16/42	10,175	9,105
American Tower Corp.	4.500%	1/15/18	20,740	21,637
American Tower Corp.	3.400%	2/15/19	3,325	3,402
American Tower Corp.	2.800%	6/1/20	6,675	6,602
American Tower Corp.	5.050%	9/1/20	5,025	5,422
American Tower Corp.	3.450%	9/15/21	18,125	18,208
American Tower Corp.	5.900%	11/1/21	7,025	7,832
American Tower Corp.	3.500%	1/31/23	17,900	17,655
American Tower Corp.	4.000%	6/1/25	4,450	4,374
Ameritech Capital Funding Corp.	6.550%	1/15/28	445	497
AT&T Corp.	8.250%	11/15/31	17,759	23,766
AT&T Inc.	2.400%	8/15/16	1,055	1,062
AT&T Inc.	1.600%	2/15/17	990	991
AT&T Inc.	1.700%	6/1/17	28,800	28,866
AT&T Inc.	1.400%	12/1/17	2,150	2,139
AT&T Inc.	5.500%	2/1/18	6,171	6,598
AT&T Inc.	5.600%	5/15/18	8,995	9,777

56

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	2.375%	11/27/18	18,990	19,138
AT&T Inc.	5.800%	2/15/19	28,560	31,525
AT&T Inc.	2.300%	3/11/19	6,192	6,198
AT&T Inc.	2.450%	6/30/20	38,800	38,315
AT&T Inc.	3.875%	8/15/21	23,323	24,127
AT&T Inc.	3.000%	2/15/22	12,461	12,269
AT&T Inc.	3.000%	6/30/22	27,000	26,253
AT&T Inc.	2.625%	12/1/22	17,204	16,308
AT&T Inc.	3.400%	5/15/25	19,400	18,645
AT&T Inc.	6.450%	6/15/34	8,835	9,931
AT&T Inc.	6.150%	9/15/34	100	106
AT&T Inc.	4.500%	5/15/35	17,900	16,628
AT&T Inc.	6.500%	9/1/37	15,028	16,914
AT&T Inc.	6.300%	1/15/38	11,300	12,368
AT&T Inc.	6.400%	5/15/38	7,070	7,804
AT&T Inc.	6.550%	2/15/39	27,479	30,950
AT&T Inc.	5.350%	9/1/40	39,593	39,159
AT&T Inc.	5.550%	8/15/41	6,135	6,176
AT&T Inc.	4.300%	12/15/42	15,950	13,654
AT&T Inc.	4.800%	6/15/44	22,090	20,262
AT&T Inc.	4.350%	6/15/45	10,705	9,210
AT&T Inc.	4.750%	5/15/46	31,544	28,890
AT&T Mobility LLC	7.125%	12/15/31	7,865	9,588
Bellsouth Capital Funding Corp.	7.875%	2/15/30	7,165	8,576
Bellsouth Capital Funding Corp.	7.120%	7/15/97	350	388
BellSouth LLC	6.875%	10/15/31	7,765	8,534
BellSouth LLC	6.550%	6/15/34	2,805	2,985
BellSouth LLC	6.000%	11/15/34	2,262	2,259
BellSouth Telecommunications LLC	6.375%	6/1/28	6,248	6,846
British Telecommunications plc	1.625%	6/28/16	4,400	4,408
British Telecommunications plc	1.250%	2/14/17	1,000	995
British Telecommunications plc	5.950%	1/15/18	18,400	19,843
British Telecommunications plc	2.350%	2/14/19	600	601
British Telecommunications plc	9.625%	12/15/30	7,600	11,081
CBS Corp.	1.950%	7/1/17	1,125	1,125
CBS Corp.	4.625%	5/15/18	4,924	5,204
CBS Corp.	2.300%	8/15/19	5,750	5,685
CBS Corp.	5.750%	4/15/20	10,060	11,116
CBS Corp.	4.300%	2/15/21	7,475	7,781
CBS Corp.	3.375%	3/1/22	6,437	6,364
CBS Corp.	3.700%	8/15/24	1,775	1,726
CBS Corp.	4.000%	1/15/26	6,750	6,581
CBS Corp.	7.875%	7/30/30	2,139	2,728
CBS Corp.	5.500%	5/15/33	668	664
CBS Corp.	5.900%	10/15/40	1,525	1,586
CBS Corp.	4.850%	7/1/42	3,443	3,067
CBS Corp.	4.900%	8/15/44	11,524	10,470
CBS Corp.	4.600%	1/15/45	3,800	3,282
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	11,001	10,794
8 CCO Safari II LLC	3.579%	7/23/20	20,975	20,845
8 CCO Safari II LLC	4.464%	7/23/22	8,325	8,312
8 CCO Safari II LLC	4.908%	7/23/25	32,500	32,396
8 CCO Safari II LLC	6.384%	10/23/35	14,540	14,625
8 CCO Safari II LLC	6.484%	10/23/45	33,475	33,706
8 CCO Safari II LLC	6.834%	10/23/55	4,600	4,515
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	7,156	9,930
Comcast Cable Communications LLC	8.875%	5/1/17	3,375	3,701
Comcast Corp.	6.500%	1/15/17	1,335	1,405
Comcast Corp.	6.300%	11/15/17	39,453	42,899
Comcast Corp.	5.875%	2/15/18	21,178	23,033
Comcast Corp.	5.700%	5/15/18	13,012	14,232
Comcast Corp.	5.700%	7/1/19	5,575	6,247
Comcast Corp.	5.150%	3/1/20	7,413	8,277
Comcast Corp.	3.125%	7/15/22	3,654	3,705

57

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	2.850%	1/15/23	5,120	5,081
Comcast Corp.	3.600%	3/1/24	875	904
Comcast Corp.	3.375%	2/15/25	3,432	3,465
Comcast Corp.	3.375%	8/15/25	12,000	12,152
Comcast Corp.	4.250%	1/15/33	15,320	15,263
Comcast Corp.	7.050%	3/15/33	3,150	4,059
Comcast Corp.	4.200%	8/15/34	9,150	9,067
Comcast Corp.	5.650%	6/15/35	3,171	3,676
Comcast Corp.	4.400%	8/15/35	7,500	7,578
Comcast Corp.	6.500%	11/15/35	17,250	21,640
Comcast Corp.	6.450%	3/15/37	9,729	12,056
Comcast Corp.	6.950%	8/15/37	20,076	26,194
Comcast Corp.	6.400%	5/15/38	15,421	18,948
Comcast Corp.	6.550%	7/1/39	800	1,012
Comcast Corp.	6.400%	3/1/40	1,800	2,227
Comcast Corp.	4.650%	7/15/42	20,822	21,042
Comcast Corp.	4.500%	1/15/43	7,450	7,426
Comcast Corp.	4.750%	3/1/44	6,840	7,110
Comcast Corp.	4.600%	8/15/45	23,325	23,624
Deutsche Telekom International Finance BV	5.750%	3/23/16	500	505
Deutsche Telekom International Finance BV	6.750%	8/20/18	4,965	5,563
Deutsche Telekom International Finance BV	6.000%	7/8/19	11,075	12,292
Deutsche Telekom International Finance BV	8.750%	6/15/30	37,495	51,724
Deutsche Telekom International Finance BV	9.250%	6/1/32	100	148
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	15,525	15,666
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	23,720	26,407
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	16,889	18,294
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	8,540	9,038
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	6,115	6,601
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	21,501	21,725
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	5,375	5,509
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.950%	1/15/25	1,200	1,182
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	11,125	12,020
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	9,547	9,769
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	8,782	9,396
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	28,434	26,497
Discovery Communications LLC	5.050%	6/1/20	9,975	10,618
Discovery Communications LLC	4.375%	6/15/21	4,925	5,046
Discovery Communications LLC	3.300%	5/15/22	6,850	6,483
Discovery Communications LLC	3.250%	4/1/23	2,500	2,304
Discovery Communications LLC	3.450%	3/15/25	3,500	3,174
Discovery Communications LLC	6.350%	6/1/40	295	295
Discovery Communications LLC	4.950%	5/15/42	14,800	12,427
Discovery Communications LLC	4.875%	4/1/43	973	801
Embarq Corp.	7.995%	6/1/36	10,385	10,672
Grupo Televisa SAB	6.625%	3/18/25	3,439	3,942
Grupo Televisa SAB	4.625%	1/30/26	2,750	2,744
Grupo Televisa SAB	8.500%	3/11/32	735	884
Grupo Televisa SAB	6.625%	1/15/40	5,918	6,212
Grupo Televisa SAB	5.000%	5/13/45	7,500	6,403
Grupo Televisa SAB	6.125%	1/31/46	9,900	9,900
GTE Corp.	8.750%	11/1/21	3,435	4,246
GTE Corp.	6.940%	4/15/28	13,105	15,535
Historic TW Inc.	9.150%	2/1/23	8,925	11,622
Historic TW Inc.	6.625%	5/15/29	8,275	9,688
Interpublic Group of Cos. Inc.	3.750%	2/15/23	5,800	5,589
Interpublic Group of Cos. Inc.	4.200%	4/15/24	16,600	16,462
Koninklijke KPN NV	8.375%	10/1/30	7,271	9,503
McGraw Hill Financial Inc.	5.900%	11/15/17	3,505	3,719
McGraw Hill Financial Inc.	2.500%	8/15/18	3,800	3,827
McGraw Hill Financial Inc.	3.300%	8/14/20	6,125	6,180
McGraw Hill Financial Inc.	4.000%	6/15/25	5,375	5,396
McGraw Hill Financial Inc.	4.400%	2/15/26	10,900	11,168
McGraw Hill Financial Inc.	6.550%	11/15/37	6,900	7,881

58

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Moody's Corp.	2.750%	7/15/19	3,404	3,438
Moody's Corp.	5.500%	9/1/20	1,000	1,102
Moody's Corp.	4.500%	9/1/22	15,250	16,213
Moody's Corp.	4.875%	2/15/24	6,810	7,263
Moody's Corp.	5.250%	7/15/44	8,175	8,420
NBCUniversal Media LLC	5.150%	4/30/20	13,450	15,023
NBCUniversal Media LLC	4.375%	4/1/21	18,120	19,686
NBCUniversal Media LLC	2.875%	1/15/23	12,470	12,380
NBCUniversal Media LLC	6.400%	4/30/40	22,825	28,408
NBCUniversal Media LLC	5.950%	4/1/41	7,783	9,314
NBCUniversal Media LLC	4.450%	1/15/43	7,755	7,587
New Cingular Wireless Services Inc.	8.750%	3/1/31	695	959
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	2,125	2,117
Omnicom Group Inc.	6.250%	7/15/19	20	22
Omnicom Group Inc.	4.450%	8/15/20	21,715	23,148
Omnicom Group Inc.	3.625%	5/1/22	24,678	24,948
Omnicom Group Inc.	3.650%	11/1/24	10,653	10,637
Orange SA	5.375%	7/8/19	9,559	10,471
Orange SA	4.125%	9/14/21	23,300	24,569
Orange SA	9.000%	3/1/31	18,389	25,983
Orange SA	5.375%	1/13/42	9,930	10,479
Orange SA	5.500%	2/6/44	7,286	7,715
Pacific Bell Telephone Co.	7.125%	3/15/26	625	765
Qwest Corp.	6.500%	6/1/17	5,325	5,638
Qwest Corp.	6.750%	12/1/21	13,124	13,687
Qwest Corp.	7.250%	9/15/25	1,360	1,450
Qwest Corp.	6.875%	9/15/33	25,408	24,582
Qwest Corp.	7.125%	11/15/43	13,825	13,151
RELX Capital Inc.	3.125%	10/15/22	18,518	17,948
Rogers Communications Inc.	6.800%	8/15/18	29,886	33,399
Rogers Communications Inc.	3.000%	3/15/23	3,175	3,094
Rogers Communications Inc.	7.500%	8/15/38	975	1,266
Rogers Communications Inc.	4.500%	3/15/43	3,640	3,400
Rogers Communications Inc.	5.000%	3/15/44	14,807	14,979
Scripps Networks Interactive Inc.	2.750%	11/15/19	5,850	5,757
Scripps Networks Interactive Inc.	2.800%	6/15/20	5,375	5,243
Scripps Networks Interactive Inc.	3.500%	6/15/22	9,100	8,763
Scripps Networks Interactive Inc.	3.900%	11/15/24	2,875	2,744
TCI Communications Inc.	7.875%	2/15/26	4,968	6,714
TCI Communications Inc.	7.125%	2/15/28	2,022	2,615
Telefonica Emisiones SAU	6.221%	7/3/17	251	266
Telefonica Emisiones SAU	3.192%	4/27/18	15,850	16,136
Telefonica Emisiones SAU	5.877%	7/15/19	9,193	10,161
Telefonica Emisiones SAU	5.134%	4/27/20	8,605	9,406
Telefonica Emisiones SAU	5.462%	2/16/21	11,839	13,222
Telefonica Emisiones SAU	4.570%	4/27/23	14,525	15,185
Telefonica Emisiones SAU	7.045%	6/20/36	20,266	24,497
Telefonica Europe BV	8.250%	9/15/30	13,327	17,347
Thomson Reuters Corp.	1.300%	2/23/17	5,000	4,972
Thomson Reuters Corp.	1.650%	9/29/17	8,125	8,084
Thomson Reuters Corp.	4.700%	10/15/19	1,850	1,985
Thomson Reuters Corp.	4.300%	11/23/23	8,558	8,782
Thomson Reuters Corp.	3.850%	9/29/24	7,050	6,947
Thomson Reuters Corp.	5.500%	8/15/35	8,375	8,525
Thomson Reuters Corp.	5.850%	4/15/40	6,375	6,706
Thomson Reuters Corp.	4.500%	5/23/43	1,800	1,576
Thomson Reuters Corp.	5.650%	11/23/43	7,000	7,280
Time Warner Cable Inc.	5.850%	5/1/17	19,250	20,131
Time Warner Cable Inc.	6.750%	7/1/18	30,969	33,910
Time Warner Cable Inc.	8.750%	2/14/19	11,200	12,970
Time Warner Cable Inc.	8.250%	4/1/19	12,426	14,278
Time Warner Cable Inc.	5.000%	2/1/20	16,735	17,713
Time Warner Cable Inc.	4.125%	2/15/21	1,850	1,904
Time Warner Cable Inc.	4.000%	9/1/21	11,025	11,126

59

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Time Warner Cable Inc.	6.550%	5/1/37	11,321	11,423
Time Warner Cable Inc.	7.300%	7/1/38	8,383	9,106
Time Warner Cable Inc.	6.750%	6/15/39	13,825	14,152
Time Warner Cable Inc.	5.875%	11/15/40	20,658	19,510
Time Warner Cable Inc.	5.500%	9/1/41	9,250	8,367
Time Warner Cable Inc.	4.500%	9/15/42	12,670	9,971
Time Warner Cos. Inc.	7.570%	2/1/24	1,680	2,058
Time Warner Cos. Inc.	6.950%	1/15/28	7,912	9,388
Time Warner Entertainment Co. LP	8.375%	7/15/33	6,975	8,257
Time Warner Inc.	2.100%	6/1/19	10,725	10,649
Time Warner Inc.	4.875%	3/15/20	5,155	5,575
Time Warner Inc.	4.700%	1/15/21	7,920	8,525
Time Warner Inc.	4.750%	3/29/21	6,901	7,423
Time Warner Inc.	4.000%	1/15/22	3,200	3,316
Time Warner Inc.	4.050%	12/15/23	550	561
Time Warner Inc.	3.550%	6/1/24	7,525	7,396
Time Warner Inc.	3.600%	7/15/25	5,250	5,117
Time Warner Inc.	3.875%	1/15/26	4,500	4,461
Time Warner Inc.	7.625%	4/15/31	14,510	17,975
Time Warner Inc.	7.700%	5/1/32	12,809	15,991
Time Warner Inc.	6.500%	11/15/36	6,250	7,069
Time Warner Inc.	6.200%	3/15/40	4,895	5,384
Time Warner Inc.	6.100%	7/15/40	10,976	11,871
Time Warner Inc.	6.250%	3/29/41	12,090	13,441
Time Warner Inc.	5.375%	10/15/41	2,275	2,331
Time Warner Inc.	4.900%	6/15/42	500	471
Time Warner Inc.	5.350%	12/15/43	2,360	2,356
Time Warner Inc.	4.650%	6/1/44	8,110	7,462
Time Warner Inc.	4.850%	7/15/45	2,800	2,665
Verizon Communications Inc.	1.350%	6/9/17	9,540	9,511
Verizon Communications Inc.	1.100%	11/1/17	2,300	2,292
Verizon Communications Inc.	5.500%	2/15/18	22,490	24,210
Verizon Communications Inc.	6.100%	4/15/18	5,614	6,134
Verizon Communications Inc.	3.650%	9/14/18	41,898	43,726
Verizon Communications Inc.	6.350%	4/1/19	41,201	46,349
Verizon Communications Inc.	2.625%	2/21/20	17,556	17,636
Verizon Communications Inc.	4.500%	9/15/20	29,840	32,084
Verizon Communications Inc.	3.450%	3/15/21	12,045	12,333
Verizon Communications Inc.	4.600%	4/1/21	13,100	14,122
Verizon Communications Inc.	3.000%	11/1/21	10,055	10,082
Verizon Communications Inc.	3.500%	11/1/21	12,815	13,046
Verizon Communications Inc.	2.450%	11/1/22	23,250	21,997
Verizon Communications Inc.	5.150%	9/15/23	73,815	80,971
Verizon Communications Inc.	4.150%	3/15/24	17,260	17,705
Verizon Communications Inc.	3.500%	11/1/24	12,399	12,222
Verizon Communications Inc.	7.750%	12/1/30	12,476	15,927
Verizon Communications Inc.	6.400%	9/15/33	21,950	25,079
Verizon Communications Inc.	5.050%	3/15/34	12,825	12,823
Verizon Communications Inc.	4.400%	11/1/34	13,949	13,031
Verizon Communications Inc.	5.850%	9/15/35	10,565	11,335
Verizon Communications Inc.	4.272%	1/15/36	34,450	31,095
Verizon Communications Inc.	6.250%	4/1/37	2,775	3,120
Verizon Communications Inc.	6.400%	2/15/38	7,302	8,308
Verizon Communications Inc.	6.900%	4/15/38	14,190	17,009
Verizon Communications Inc.	7.350%	4/1/39	8,959	11,103
Verizon Communications Inc.	6.000%	4/1/41	22,690	24,649
Verizon Communications Inc.	4.750%	11/1/41	7,560	6,948
Verizon Communications Inc.	3.850%	11/1/42	4,850	3,999
Verizon Communications Inc.	6.550%	9/15/43	55,577	65,776
Verizon Communications Inc.	4.862%	8/21/46	21,486	20,282
Verizon Communications Inc.	4.522%	9/15/48	45,263	40,521
Verizon Communications Inc.	5.012%	8/21/54	54,466	49,895
Verizon Communications Inc.	4.672%	3/15/55	47,760	41,419
Verizon Florida LLC	6.860%	2/1/28	500	472

60

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Maryland LLC	5.125%	6/15/33	4,480	4,462
Verizon New England Inc.	7.875%	11/15/29	1,585	1,968
Verizon New York Inc.	7.375%	4/1/32	11,447	12,935
Viacom Inc.	2.500%	12/15/16	3,450	3,457
Viacom Inc.	3.500%	4/1/17	12,025	12,239
Viacom Inc.	6.125%	10/5/17	6,415	6,830
Viacom Inc.	2.500%	9/1/18	440	440
Viacom Inc.	2.200%	4/1/19	12,100	11,826
Viacom Inc.	5.625%	9/15/19	20,325	21,962
Viacom Inc.	3.875%	12/15/21	3,450	3,413
Viacom Inc.	4.250%	9/1/23	2,364	2,284
Viacom Inc.	3.875%	4/1/24	4,040	3,767
Viacom Inc.	4.850%	12/15/34	5,100	4,166
Viacom Inc.	6.875%	4/30/36	15,136	14,865
Viacom Inc.	4.500%	2/27/42	3,175	2,388
Viacom Inc.	4.375%	3/15/43	1,328	973
Viacom Inc.	5.850%	9/1/43	7,615	6,795
Viacom Inc.	5.250%	4/1/44	10,350	8,535
Vodafone Group plc	5.625%	2/27/17	13,221	13,812
Vodafone Group plc	1.625%	3/20/17	24,025	23,994
Vodafone Group plc	1.250%	9/26/17	20,715	20,517
Vodafone Group plc	1.500%	2/19/18	3,200	3,170
Vodafone Group plc	4.625%	7/15/18	210	222
Vodafone Group plc	5.450%	6/10/19	8,215	9,041
Vodafone Group plc	4.375%	3/16/21	3,025	3,209
Vodafone Group plc	2.500%	9/26/22	6,025	5,571
Vodafone Group plc	2.950%	2/19/23	9,185	8,707
Vodafone Group plc	7.875%	2/15/30	880	1,072
Vodafone Group plc	6.250%	11/30/32	7,775	8,054
Vodafone Group plc	6.150%	2/27/37	7,788	7,723
Vodafone Group plc	4.375%	2/19/43	12,170	10,028
Walt Disney Co.	5.625%	9/15/16	5,775	5,966
Walt Disney Co.	1.125%	2/15/17	5,046	5,049
Walt Disney Co.	0.875%	5/30/17	5,725	5,712
Walt Disney Co.	1.100%	12/1/17	5,739	5,722
Walt Disney Co.	5.875%	12/15/17	5,375	5,840
Walt Disney Co.	1.850%	5/30/19	8,291	8,308
Walt Disney Co.	2.150%	9/17/20	4,000	3,991
Walt Disney Co.	2.750%	8/16/21	11,318	11,514
Walt Disney Co.	2.550%	2/15/22	9,656	9,705
Walt Disney Co.	2.350%	12/1/22	5,768	5,656
Walt Disney Co.	3.150%	9/17/25	5,200	5,283
Walt Disney Co.	7.000%	3/1/32	2,943	4,059
Walt Disney Co.	4.375%	8/16/41	3,835	3,970
Walt Disney Co.	4.125%	12/1/41	13,425	13,391
Walt Disney Co.	3.700%	12/1/42	5,654	5,269
Walt Disney Co.	4.125%	6/1/44	6,800	6,885
WPP Finance 2010	4.750%	11/21/21	14,204	15,280
WPP Finance 2010	3.625%	9/7/22	11,006	11,028
WPP Finance 2010	3.750%	9/19/24	2,600	2,583
WPP Finance 2010	5.625%	11/15/43	2,250	2,276
Consumer Cyclical (2.1%)
Advance Auto Parts Inc.	4.500%	1/15/22	3,225	3,326
Advance Auto Parts Inc.	4.500%	12/1/23	5,221	5,332
Alibaba Group Holding Ltd.	1.625%	11/28/17	14,145	13,996
Alibaba Group Holding Ltd.	2.500%	11/28/19	24,125	23,629
Alibaba Group Holding Ltd.	3.125%	11/28/21	12,350	12,019
Alibaba Group Holding Ltd.	3.600%	11/28/24	11,700	11,250
Alibaba Group Holding Ltd.	4.500%	11/28/34	7,050	6,711
Amazon.com Inc.	1.200%	11/29/17	5,265	5,252
Amazon.com Inc.	2.600%	12/5/19	16,069	16,322
Amazon.com Inc.	3.300%	12/5/21	9,800	10,088
Amazon.com Inc.	2.500%	11/29/22	7,538	7,291

61

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Amazon.com Inc.	3.800%	12/5/24	6,730	7,004
Amazon.com Inc.	4.800%	12/5/34	16,300	17,108
Amazon.com Inc.	4.950%	12/5/44	13,050	13,905
American Honda Finance Corp.	1.200%	7/14/17	5,499	5,475
American Honda Finance Corp.	1.550%	12/11/17	14,175	14,176
American Honda Finance Corp.	1.600%	7/13/18	5,700	5,667
American Honda Finance Corp.	2.125%	10/10/18	7,998	8,053
American Honda Finance Corp.	2.250%	8/15/19	9,975	10,027
American Honda Finance Corp.	2.450%	9/24/20	14,750	14,777
Automatic Data Processing Inc.	2.250%	9/15/20	9,826	9,857
Automatic Data Processing Inc.	3.375%	9/15/25	6,300	6,433
AutoNation Inc.	6.750%	4/15/18	2,600	2,835
AutoNation Inc.	5.500%	2/1/20	2,375	2,573
AutoNation Inc.	3.350%	1/15/21	2,755	2,759
AutoNation Inc.	4.500%	10/1/25	2,750	2,793
AutoZone Inc.	1.300%	1/13/17	4,350	4,344
AutoZone Inc.	7.125%	8/1/18	7,950	8,914
AutoZone Inc.	2.500%	4/15/21	4,105	4,012
AutoZone Inc.	3.700%	4/15/22	9,436	9,610
AutoZone Inc.	2.875%	1/15/23	3,760	3,637
AutoZone Inc.	3.125%	7/15/23	375	367
AutoZone Inc.	3.250%	4/15/25	2,775	2,686
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,590	1,551
Bed Bath & Beyond Inc.	4.915%	8/1/34	2,200	1,964
Bed Bath & Beyond Inc.	5.165%	8/1/44	9,250	7,887
Best Buy Co. Inc.	5.500%	3/15/21	1,666	1,737
Block Financial LLC	4.125%	10/1/20	4,375	4,430
Block Financial LLC	5.500%	11/1/22	2,000	2,119
Block Financial LLC	5.250%	10/1/25	9,625	9,838
BorgWarner Inc.	4.625%	9/15/20	1,000	1,074
BorgWarner Inc.	3.375%	3/15/25	3,000	2,837
BorgWarner Inc.	4.375%	3/15/45	5,615	5,023
Brinker International Inc.	2.600%	5/15/18	5,925	5,906
Brinker International Inc.	3.875%	5/15/23	7,400	7,135
Carnival Corp.	1.875%	12/15/17	1,950	1,948
Carnival Corp.	3.950%	10/15/20	4,050	4,269
Coach Inc.	4.250%	4/1/25	3,325	3,166
Costco Wholesale Corp.	5.500%	3/15/17	9,882	10,398
Costco Wholesale Corp.	1.125%	12/15/17	3,850	3,846
Costco Wholesale Corp.	1.700%	12/15/19	10,908	10,814
Costco Wholesale Corp.	1.750%	2/15/20	5,475	5,428
Costco Wholesale Corp.	2.250%	2/15/22	2,000	1,963
Cummins Inc.	3.650%	10/1/23	4,425	4,566
Cummins Inc.	7.125%	3/1/28	1,250	1,640
Cummins Inc.	4.875%	10/1/43	5,325	5,501
CVS Health Corp.	5.750%	6/1/17	6,002	6,353
CVS Health Corp.	1.900%	7/20/18	24,000	23,976
CVS Health Corp.	2.250%	12/5/18	21,150	21,257
CVS Health Corp.	2.250%	8/12/19	19,630	19,611
CVS Health Corp.	4.750%	5/18/20	925	997
CVS Health Corp.	2.800%	7/20/20	25,500	25,621
CVS Health Corp.	3.500%	7/20/22	13,225	13,457
CVS Health Corp.	2.750%	12/1/22	13,525	13,150
8 CVS Health Corp.	4.750%	12/1/22	5,000	5,383
CVS Health Corp.	4.000%	12/5/23	9,848	10,234
CVS Health Corp.	3.375%	8/12/24	11,060	10,933
8 CVS Health Corp.	5.000%	12/1/24	7,700	8,338
CVS Health Corp.	3.875%	7/20/25	26,630	27,087
CVS Health Corp.	4.875%	7/20/35	17,220	17,779
CVS Health Corp.	6.125%	9/15/39	3,750	4,383
CVS Health Corp.	5.750%	5/15/41	2,436	2,753
CVS Health Corp.	5.300%	12/5/43	12,295	13,313
CVS Health Corp.	5.125%	7/20/45	33,400	35,209
Daimler Finance North America LLC	8.500%	1/18/31	12,842	18,640

62

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Delphi Automotive plc	3.150%	11/19/20	7,750	7,733
Delphi Automotive plc	4.250%	1/15/26	14,000	14,044
Delphi Corp.	4.150%	3/15/24	7,020	7,102
Dollar General Corp.	4.125%	7/15/17	1,150	1,183
Dollar General Corp.	3.250%	4/15/23	10,770	10,277
Dollar General Corp.	4.150%	11/1/25	2,200	2,181
eBay Inc.	1.350%	7/15/17	11,256	11,178
eBay Inc.	2.200%	8/1/19	8,425	8,323
eBay Inc.	3.250%	10/15/20	4,840	4,891
eBay Inc.	2.875%	8/1/21	6,390	6,292
eBay Inc.	2.600%	7/15/22	5,675	5,266
eBay Inc.	3.450%	8/1/24	7,900	7,526
eBay Inc.	4.000%	7/15/42	3,118	2,462
Expedia Inc.	7.456%	8/15/18	2,650	2,955
Expedia Inc.	5.950%	8/15/20	8,546	9,324
Expedia Inc.	4.500%	8/15/24	4,855	4,677
8 Expedia Inc.	5.000%	2/15/26	14,975	14,681
Ford Holdings LLC	9.300%	3/1/30	4,125	5,612
Ford Motor Co.	6.625%	10/1/28	5,546	6,376
Ford Motor Co.	6.375%	2/1/29	6,794	7,633
Ford Motor Co.	7.450%	7/16/31	21,380	26,252
Ford Motor Co.	4.750%	1/15/43	4,670	4,405
Ford Motor Co.	7.400%	11/1/46	5,525	6,731
Ford Motor Credit Co. LLC	1.500%	1/17/17	1,300	1,292
Ford Motor Credit Co. LLC	4.250%	2/3/17	9,050	9,249
Ford Motor Credit Co. LLC	1.461%	3/27/17	2,200	2,180
Ford Motor Credit Co. LLC	3.000%	6/12/17	12,450	12,517
Ford Motor Credit Co. LLC	6.625%	8/15/17	13,693	14,606
Ford Motor Credit Co. LLC	1.724%	12/6/17	10,900	10,730
Ford Motor Credit Co. LLC	2.145%	1/9/18	1,500	1,492
Ford Motor Credit Co. LLC	2.375%	1/16/18	11,113	11,089
Ford Motor Credit Co. LLC	5.000%	5/15/18	23,920	25,042
Ford Motor Credit Co. LLC	2.875%	10/1/18	8,195	8,208
Ford Motor Credit Co. LLC	2.375%	3/12/19	23,905	23,555
Ford Motor Credit Co. LLC	2.597%	11/4/19	10,200	10,016
Ford Motor Credit Co. LLC	8.125%	1/15/20	18,545	21,847
Ford Motor Credit Co. LLC	3.157%	8/4/20	1,800	1,791
Ford Motor Credit Co. LLC	3.200%	1/15/21	15,925	15,786
Ford Motor Credit Co. LLC	5.750%	2/1/21	24,550	27,229
Ford Motor Credit Co. LLC	5.875%	8/2/21	21,379	23,850
Ford Motor Credit Co. LLC	3.219%	1/9/22	6,400	6,249
Ford Motor Credit Co. LLC	4.250%	9/20/22	8,790	9,048
Ford Motor Credit Co. LLC	4.375%	8/6/23	14,695	15,120
Ford Motor Credit Co. LLC	3.664%	9/8/24	4,575	4,453
Ford Motor Credit Co. LLC	4.134%	8/4/25	11,000	10,943
Gap Inc.	5.950%	4/12/21	13,526	14,313
General Motors Co.	3.500%	10/2/18	8,825	8,913
General Motors Co.	4.875%	10/2/23	12,665	12,934
General Motors Co.	4.000%	4/1/25	4,481	4,246
General Motors Co.	5.000%	4/1/35	10,930	10,233
General Motors Co.	6.250%	10/2/43	11,245	11,863
General Motors Co.	5.200%	4/1/45	14,045	13,202
General Motors Financial Co. Inc.	2.625%	7/10/17	3,280	3,288
General Motors Financial Co. Inc.	4.750%	8/15/17	6,518	6,738
General Motors Financial Co. Inc.	3.000%	9/25/17	2,195	2,206
General Motors Financial Co. Inc.	3.250%	5/15/18	5,615	5,650
General Motors Financial Co. Inc.	6.750%	6/1/18	9,000	9,754
General Motors Financial Co. Inc.	3.100%	1/15/19	16,850	16,892
General Motors Financial Co. Inc.	3.500%	7/10/19	9,944	9,969
General Motors Financial Co. Inc.	3.150%	1/15/20	10,225	10,084
General Motors Financial Co. Inc.	3.200%	7/13/20	35,325	34,707
General Motors Financial Co. Inc.	3.700%	11/24/20	15,120	15,120
General Motors Financial Co. Inc.	4.375%	9/25/21	5,100	5,151
General Motors Financial Co. Inc.	3.450%	4/10/22	7,806	7,464

63

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Motors Financial Co. Inc.	4.250%	5/15/23	5,663	5,592
General Motors Financial Co. Inc.	4.000%	1/15/25	9,925	9,416
General Motors Financial Co. Inc.	4.300%	7/13/25	17,294	16,840
Harley-Davidson Inc.	3.500%	7/28/25	5,325	5,312
Harley-Davidson Inc.	4.625%	7/28/45	5,000	4,877
Harman International Industries Inc.	4.150%	5/15/25	3,900	3,730
Home Depot Inc.	2.000%	6/15/19	8,050	8,107
Home Depot Inc.	3.950%	9/15/20	4,825	5,186
Home Depot Inc.	4.400%	4/1/21	33,423	36,747
Home Depot Inc.	2.625%	6/1/22	6,550	6,540
Home Depot Inc.	2.700%	4/1/23	3,715	3,688
Home Depot Inc.	3.750%	2/15/24	8,783	9,338
Home Depot Inc.	5.875%	12/16/36	26,238	31,902
Home Depot Inc.	5.400%	9/15/40	4,668	5,420
Home Depot Inc.	5.950%	4/1/41	13,933	17,325
Home Depot Inc.	4.200%	4/1/43	15,800	15,848
Home Depot Inc.	4.875%	2/15/44	8,399	9,225
Home Depot Inc.	4.400%	3/15/45	5,714	5,914
Home Depot Inc.	4.250%	4/1/46	6,280	6,397
Hyatt Hotels Corp.	5.375%	8/15/21	1,347	1,470
Hyatt Hotels Corp.	3.375%	7/15/23	3,646	3,465
Johnson Controls Inc.	5.000%	3/30/20	18,687	20,070
Johnson Controls Inc.	4.250%	3/1/21	750	773
Johnson Controls Inc.	3.750%	12/1/21	50	50
Johnson Controls Inc.	6.000%	1/15/36	1,920	1,972
Johnson Controls Inc.	5.700%	3/1/41	1,500	1,466
Johnson Controls Inc.	5.250%	12/1/41	5,183	4,757
Johnson Controls Inc.	4.625%	7/2/44	1,610	1,371
Johnson Controls Inc.	4.950%	7/2/64	3,955	3,209
Kohl's Corp.	4.000%	11/1/21	6,025	6,189
Kohl's Corp.	3.250%	2/1/23	2,518	2,391
Kohl's Corp.	4.250%	7/17/25	3,000	2,924
Kohl's Corp.	5.550%	7/17/45	4,000	3,710
Lowe's Cos. Inc.	1.625%	4/15/17	7,060	7,102
Lowe's Cos. Inc.	6.100%	9/15/17	3,350	3,607
Lowe's Cos. Inc.	4.625%	4/15/20	100	109
Lowe's Cos. Inc.	3.750%	4/15/21	1,000	1,055
Lowe's Cos. Inc.	3.800%	11/15/21	3,350	3,562
Lowe's Cos. Inc.	3.120%	4/15/22	5,675	5,808
Lowe's Cos. Inc.	3.875%	9/15/23	9,183	9,705
Lowe's Cos. Inc.	3.125%	9/15/24	16,769	16,699
Lowe's Cos. Inc.	3.375%	9/15/25	6,600	6,695
Lowe's Cos. Inc.	6.875%	2/15/28	560	710
Lowe's Cos. Inc.	6.500%	3/15/29	3,694	4,599
Lowe's Cos. Inc.	5.500%	10/15/35	318	365
Lowe's Cos. Inc.	5.800%	10/15/36	8,699	10,292
Lowe's Cos. Inc.	5.800%	4/15/40	1,075	1,287
Lowe's Cos. Inc.	5.125%	11/15/41	5,750	6,361
Lowe's Cos. Inc.	4.650%	4/15/42	15,248	16,007
Lowe's Cos. Inc.	5.000%	9/15/43	3,000	3,281
Lowe's Cos. Inc.	4.250%	9/15/44	3,525	3,507
Lowe's Cos. Inc.	4.375%	9/15/45	7,625	7,823
Macy's Retail Holdings Inc.	7.450%	7/15/17	5,350	5,768
Macy's Retail Holdings Inc.	3.450%	1/15/21	5,100	5,074
Macy's Retail Holdings Inc.	3.875%	1/15/22	7,618	7,503
Macy's Retail Holdings Inc.	2.875%	2/15/23	1,780	1,613
Macy's Retail Holdings Inc.	3.625%	6/1/24	2,300	2,133
Macy's Retail Holdings Inc.	6.650%	7/15/24	105	118
Macy's Retail Holdings Inc.	6.900%	4/1/29	15,910	18,015
Macy's Retail Holdings Inc.	6.900%	1/15/32	25	28
Macy's Retail Holdings Inc.	6.700%	7/15/34	118	123
Macy's Retail Holdings Inc.	4.500%	12/15/34	6,250	5,178
Macy's Retail Holdings Inc.	6.375%	3/15/37	8,025	8,121
Macy's Retail Holdings Inc.	5.125%	1/15/42	1,165	1,018

64

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Macy's Retail Holdings Inc.	4.300%	2/15/43	3,143	2,418
Magna International Inc.	3.625%	6/15/24	6,350	6,230
Magna International Inc.	4.150%	10/1/25	3,500	3,564
Marriott International Inc.	6.375%	6/15/17	1,750	1,869
Marriott International Inc.	3.000%	3/1/19	2,721	2,758
Marriott International Inc.	3.375%	10/15/20	9,658	9,839
Marriott International Inc.	2.875%	3/1/21	4,600	4,558
Marriott International Inc.	3.125%	10/15/21	4,892	4,865
Marriott International Inc.	3.250%	9/15/22	3,000	2,947
Marriott International Inc.	3.750%	10/1/25	3,825	3,754
MasterCard Inc.	2.000%	4/1/19	6,875	6,907
MasterCard Inc.	3.375%	4/1/24	9,035	9,221
McDonald's Corp.	5.300%	3/15/17	3,350	3,494
McDonald's Corp.	5.800%	10/15/17	5,780	6,164
McDonald's Corp.	5.350%	3/1/18	9,445	10,127
McDonald's Corp.	2.100%	12/7/18	1,750	1,750
McDonald's Corp.	5.000%	2/1/19	4,165	4,498
McDonald's Corp.	1.875%	5/29/19	7,100	7,039
McDonald's Corp.	3.500%	7/15/20	115	119
McDonald's Corp.	2.750%	12/9/20	4,407	4,403
McDonald's Corp.	3.625%	5/20/21	750	773
McDonald's Corp.	2.625%	1/15/22	6,105	5,956
McDonald's Corp.	3.375%	5/26/25	6,715	6,595
McDonald's Corp.	3.700%	1/30/26	16,075	16,007
McDonald's Corp.	4.700%	12/9/35	7,125	7,097
McDonald's Corp.	6.300%	10/15/37	4,753	5,587
McDonald's Corp.	6.300%	3/1/38	9,225	10,778
McDonald's Corp.	5.700%	2/1/39	6,827	7,456
McDonald's Corp.	3.700%	2/15/42	6,439	5,332
McDonald's Corp.	3.625%	5/1/43	4,933	4,075
McDonald's Corp.	4.600%	5/26/45	2,119	2,030
McDonald's Corp.	4.875%	12/9/45	15,850	15,885
Metropolitan Museum of Art New York Revenue	3.400%	7/1/45	3,400	3,087
NIKE Inc.	2.250%	5/1/23	830	812
NIKE Inc.	3.625%	5/1/43	1,718	1,587
NIKE Inc.	3.875%	11/1/45	15,700	15,145
Nordstrom Inc.	6.250%	1/15/18	8,125	8,817
Nordstrom Inc.	4.750%	5/1/20	2,875	3,109
Nordstrom Inc.	4.000%	10/15/21	12,166	12,794
Nordstrom Inc.	6.950%	3/15/28	1,425	1,742
Nordstrom Inc.	5.000%	1/15/44	4,610	4,772
NVR Inc.	3.950%	9/15/22	7,751	7,787
O'Reilly Automotive Inc.	4.875%	1/14/21	900	978
O'Reilly Automotive Inc.	4.625%	9/15/21	5,343	5,714
O'Reilly Automotive Inc.	3.800%	9/1/22	3,906	3,961
O'Reilly Automotive Inc.	3.850%	6/15/23	1,500	1,516
PACCAR Financial Corp.	1.600%	3/15/17	1,165	1,168
PACCAR Financial Corp.	1.100%	6/6/17	500	497
PACCAR Financial Corp.	1.400%	11/17/17	3,795	3,784
PACCAR Financial Corp.	1.450%	3/9/18	3,175	3,154
PACCAR Financial Corp.	1.400%	5/18/18	3,000	2,972
PACCAR Financial Corp.	1.750%	8/14/18	1,100	1,098
PACCAR Financial Corp.	2.200%	9/15/19	2,350	2,342
PACCAR Financial Corp.	2.500%	8/14/20	3,200	3,177
Priceline Group Inc.	3.650%	3/15/25	1,325	1,293
QVC Inc.	3.125%	4/1/19	3,135	3,099
QVC Inc.	5.125%	7/2/22	1,860	1,860
QVC Inc.	4.375%	3/15/23	1,574	1,495
QVC Inc.	4.850%	4/1/24	5,713	5,447
QVC Inc.	5.450%	8/15/34	2,800	2,422
QVC Inc.	5.950%	3/15/43	4,478	3,813
Ralph Lauren Corp.	2.125%	9/26/18	2,900	2,926
Ralph Lauren Corp.	2.625%	8/18/20	3,000	3,026
Ross Stores Inc.	3.375%	9/15/24	2,115	2,083

65

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Signet UK Finance plc	4.700%	6/15/24	3,665	3,603
Staples Inc.	2.750%	1/12/18	7,700	7,652
Staples Inc.	4.375%	1/12/23	3,300	3,164
Starbucks Corp.	2.000%	12/5/18	4,975	5,027
Starbucks Corp.	2.700%	6/15/22	3,275	3,273
Starbucks Corp.	3.850%	10/1/23	5,660	6,014
Starbucks Corp.	4.300%	6/15/45	3,525	3,688
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	510	558
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	6,416	6,266
Starwood Hotels & Resorts Worldwide Inc.	3.750%	3/15/25	4,300	4,202
Starwood Hotels & Resorts Worldwide Inc.	4.500%	10/1/34	2,850	2,495
Target Corp.	5.375%	5/1/17	11,305	11,932
Target Corp.	6.000%	1/15/18	12,975	14,135
Target Corp.	2.300%	6/26/19	8,060	8,174
Target Corp.	3.875%	7/15/20	2,675	2,874
Target Corp.	2.900%	1/15/22	10,505	10,662
Target Corp.	3.500%	7/1/24	11,990	12,409
Target Corp.	6.350%	11/1/32	7,645	9,559
Target Corp.	6.500%	10/15/37	8,767	11,357
Target Corp.	7.000%	1/15/38	7,075	9,664
Target Corp.	4.000%	7/1/42	12,894	12,624
Tiffany & Co.	4.900%	10/1/44	2,475	2,305
TJX Cos. Inc.	6.950%	4/15/19	10,140	11,671
TJX Cos. Inc.	2.750%	6/15/21	6,070	6,153
TJX Cos. Inc.	2.500%	5/15/23	50	48
Toyota Motor Credit Corp.	2.050%	1/12/17	18,460	18,625
Toyota Motor Credit Corp.	1.125%	5/16/17	7,475	7,471
Toyota Motor Credit Corp.	1.750%	5/22/17	2,025	2,039
Toyota Motor Credit Corp.	1.250%	10/5/17	6,300	6,279
Toyota Motor Credit Corp.	1.375%	1/10/18	13,305	13,271
Toyota Motor Credit Corp.	1.450%	1/12/18	7,900	7,891
Toyota Motor Credit Corp.	2.000%	10/24/18	5,875	5,909
Toyota Motor Credit Corp.	2.100%	1/17/19	6,425	6,437
Toyota Motor Credit Corp.	2.125%	7/18/19	14,985	14,978
Toyota Motor Credit Corp.	2.150%	3/12/20	18,000	18,037
Toyota Motor Credit Corp.	4.500%	6/17/20	10,285	11,151
Toyota Motor Credit Corp.	4.250%	1/11/21	2,575	2,789
Toyota Motor Credit Corp.	2.750%	5/17/21	7,275	7,363
Toyota Motor Credit Corp.	3.400%	9/15/21	8,636	8,963
Toyota Motor Credit Corp.	3.300%	1/12/22	14,830	15,271
Toyota Motor Credit Corp.	2.800%	7/13/22	2,875	2,861
Toyota Motor Credit Corp.	2.625%	1/10/23	13,625	13,406
VF Corp.	5.950%	11/1/17	3,955	4,260
VF Corp.	3.500%	9/1/21	6,750	7,064
VF Corp.	6.450%	11/1/37	5,519	7,067
Visa Inc.	1.200%	12/14/17	40,450	40,408
Visa Inc.	2.200%	12/14/20	32,625	32,567
Visa Inc.	2.800%	12/14/22	26,750	26,833
Visa Inc.	3.150%	12/14/25	49,450	49,533
Visa Inc.	4.150%	12/14/35	12,925	13,046
Visa Inc.	4.300%	12/14/45	31,525	31,947
Wal-Mart Stores Inc.	5.375%	4/5/17	2,570	2,705
Wal-Mart Stores Inc.	5.800%	2/15/18	20,850	22,776
Wal-Mart Stores Inc.	1.125%	4/11/18	1,651	1,643
Wal-Mart Stores Inc.	3.625%	7/8/20	38,219	40,902
Wal-Mart Stores Inc.	3.250%	10/25/20	30,025	31,653
Wal-Mart Stores Inc.	4.250%	4/15/21	10,294	11,389
Wal-Mart Stores Inc.	2.550%	4/11/23	13,260	13,060
Wal-Mart Stores Inc.	3.300%	4/22/24	11,185	11,546
Wal-Mart Stores Inc.	5.875%	4/5/27	21,230	25,950
Wal-Mart Stores Inc.	7.550%	2/15/30	12,890	18,183
Wal-Mart Stores Inc.	5.250%	9/1/35	13,751	15,668
Wal-Mart Stores Inc.	6.500%	8/15/37	30,767	39,662
Wal-Mart Stores Inc.	6.200%	4/15/38	7,694	9,659

66

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	5.625%	4/1/40	6,450	7,630
Wal-Mart Stores Inc.	4.875%	7/8/40	4,975	5,374
Wal-Mart Stores Inc.	5.000%	10/25/40	8,670	9,532
Wal-Mart Stores Inc.	5.625%	4/15/41	26,846	31,827
Wal-Mart Stores Inc.	4.000%	4/11/43	11,001	10,679
Wal-Mart Stores Inc.	4.750%	10/2/43	12,290	13,241
Wal-Mart Stores Inc.	4.300%	4/22/44	7,420	7,566
Walgreen Co.	5.250%	1/15/19	3,862	4,128
Walgreen Co.	3.100%	9/15/22	7,722	7,472
Walgreen Co.	4.400%	9/15/42	7,750	6,640
Walgreens Boots Alliance Inc.	1.750%	11/17/17	4,700	4,673
Walgreens Boots Alliance Inc.	2.700%	11/18/19	12,855	12,855
Walgreens Boots Alliance Inc.	3.300%	11/18/21	12,895	12,633
Walgreens Boots Alliance Inc.	3.800%	11/18/24	16,646	16,193
Walgreens Boots Alliance Inc.	4.500%	11/18/34	820	749
Walgreens Boots Alliance Inc.	4.800%	11/18/44	13,520	12,283
Western Union Co.	5.253%	4/1/20	4,126	4,446
Western Union Co.	6.200%	11/17/36	5,973	5,829
Western Union Co.	6.200%	6/21/40	4,475	4,172
Wyndham Worldwide Corp.	2.950%	3/1/17	915	921
Wyndham Worldwide Corp.	2.500%	3/1/18	1,950	1,943
Wyndham Worldwide Corp.	4.250%	3/1/22	12,898	12,890
Wyndham Worldwide Corp.	3.900%	3/1/23	2,650	2,557
Consumer Noncyclical (3.9%)
Abbott Laboratories	5.125%	4/1/19	19,628	21,567
Abbott Laboratories	2.000%	3/15/20	6,500	6,477
Abbott Laboratories	4.125%	5/27/20	9,493	10,267
Abbott Laboratories	2.550%	3/15/22	4,025	3,993
Abbott Laboratories	2.950%	3/15/25	8,000	7,892
Abbott Laboratories	6.150%	11/30/37	5,346	6,652
Abbott Laboratories	6.000%	4/1/39	1,175	1,441
Abbott Laboratories	5.300%	5/27/40	803	903
AbbVie Inc.	1.750%	11/6/17	29,005	28,945
AbbVie Inc.	1.800%	5/14/18	29,679	29,563
AbbVie Inc.	2.000%	11/6/18	12,850	12,797
AbbVie Inc.	2.500%	5/14/20	34,210	33,835
AbbVie Inc.	2.900%	11/6/22	27,913	26,968
AbbVie Inc.	3.200%	11/6/22	19,425	19,142
AbbVie Inc.	3.600%	5/14/25	33,800	33,349
AbbVie Inc.	4.500%	5/14/35	22,145	21,693
AbbVie Inc.	4.400%	11/6/42	24,833	23,091
AbbVie Inc.	4.700%	5/14/45	21,740	21,262
Actavis Funding SCS	1.850%	3/1/17	18,345	18,344
Actavis Funding SCS	1.300%	6/15/17	14,810	14,659
Actavis Funding SCS	2.350%	3/12/18	25,265	25,329
Actavis Funding SCS	3.000%	3/12/20	31,945	31,890
Actavis Funding SCS	3.450%	3/15/22	22,754	22,753
Actavis Funding SCS	3.850%	6/15/24	11,251	11,243
Actavis Funding SCS	3.800%	3/15/25	35,867	35,544
Actavis Funding SCS	4.550%	3/15/35	23,978	23,407
Actavis Funding SCS	4.850%	6/15/44	19,805	19,584
Actavis Funding SCS	4.750%	3/15/45	19,225	18,682
Actavis Inc.	1.875%	10/1/17	12,065	12,049
Actavis Inc.	6.125%	8/15/19	5,410	6,000
Actavis Inc.	3.250%	10/1/22	21,013	20,662
Actavis Inc.	4.625%	10/1/42	11,888	11,283
Agilent Technologies Inc.	5.000%	7/15/20	10,505	11,273
Agilent Technologies Inc.	3.200%	10/1/22	6,200	6,016
Agilent Technologies Inc.	3.875%	7/15/23	3,656	3,657
Ahold Finance USA LLC	6.875%	5/1/29	200	246
Allergan Inc.	3.375%	9/15/20	3,335	3,360
Allergan Inc.	2.800%	3/15/23	4,250	3,995
5 Allina Health System	4.805%	11/15/45	1,700	1,749

67

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Altria Group Inc.	9.250%	8/6/19	11,154	13,664
Altria Group Inc.	2.625%	1/14/20	8,085	8,105
Altria Group Inc.	4.750%	5/5/21	13,900	15,098
Altria Group Inc.	2.850%	8/9/22	18,515	18,100
Altria Group Inc.	2.950%	5/2/23	7,860	7,637
Altria Group Inc.	4.000%	1/31/24	9,355	9,700
Altria Group Inc.	9.950%	11/10/38	6,234	10,034
Altria Group Inc.	10.200%	2/6/39	8,000	13,153
Altria Group Inc.	4.250%	8/9/42	9,197	8,453
Altria Group Inc.	4.500%	5/2/43	10,667	10,119
Altria Group Inc.	5.375%	1/31/44	11,875	12,784
AmerisourceBergen Corp.	1.150%	5/15/17	3,250	3,227
AmerisourceBergen Corp.	4.875%	11/15/19	5,395	5,816
AmerisourceBergen Corp.	3.500%	11/15/21	7,419	7,569
AmerisourceBergen Corp.	3.400%	5/15/24	5,725	5,610
AmerisourceBergen Corp.	3.250%	3/1/25	4,990	4,832
AmerisourceBergen Corp.	4.250%	3/1/45	4,775	4,428
Amgen Inc.	2.125%	5/15/17	11,320	11,391
Amgen Inc.	5.850%	6/1/17	11,530	12,199
Amgen Inc.	5.700%	2/1/19	19,088	21,043
Amgen Inc.	2.200%	5/22/19	11,958	11,943
Amgen Inc.	2.125%	5/1/20	8,585	8,472
Amgen Inc.	3.450%	10/1/20	2,800	2,883
Amgen Inc.	4.100%	6/15/21	12,330	12,975
Amgen Inc.	3.875%	11/15/21	10,955	11,419
Amgen Inc.	2.700%	5/1/22	3,000	2,910
Amgen Inc.	3.625%	5/15/22	12,829	13,207
Amgen Inc.	3.625%	5/22/24	10,030	10,026
Amgen Inc.	3.125%	5/1/25	17,055	16,197
Amgen Inc.	6.375%	6/1/37	2,818	3,286
Amgen Inc.	6.900%	6/1/38	11,080	13,757
Amgen Inc.	6.400%	2/1/39	13,121	15,617
Amgen Inc.	5.750%	3/15/40	5,755	6,212
Amgen Inc.	4.950%	10/1/41	6,090	6,028
Amgen Inc.	5.150%	11/15/41	26,230	26,602
Amgen Inc.	5.650%	6/15/42	8,690	9,458
Amgen Inc.	5.375%	5/15/43	5,000	5,308
Amgen Inc.	4.400%	5/1/45	7,470	6,913
Anheuser-Busch Cos. LLC	5.600%	3/1/17	8,855	9,271
Anheuser-Busch Cos. LLC	5.500%	1/15/18	12,468	13,327
Anheuser-Busch Cos. LLC	5.000%	3/1/19	2,250	2,420
Anheuser-Busch Cos. LLC	6.800%	8/20/32	2,275	2,759
Anheuser-Busch Cos. LLC	5.950%	1/15/33	10	11
Anheuser-Busch Cos. LLC	5.750%	4/1/36	5,995	6,546
Anheuser-Busch Cos. LLC	6.450%	9/1/37	670	796
Anheuser-Busch Cos. LLC	6.500%	5/1/42	2,336	2,849
Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	1,475	1,470
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	8,450	8,373
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	20,000	20,007
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	26,396	25,318
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	12,700	12,949
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	9,915	8,942
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	6,400	6,374
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	14,633	14,589
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	15,032	17,399
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	6,925	8,014
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	21,122	23,358
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	12,765	14,025
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,624	2,848
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	23,519	22,583
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	2,818	4,048
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	10,603	12,677
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	10,805	9,213
Archer-Daniels-Midland Co.	5.450%	3/15/18	6,872	7,433

68

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Archer-Daniels-Midland Co.	4.479%	3/1/21	3,818	4,168
Archer-Daniels-Midland Co.	5.935%	10/1/32	3,505	4,165
Archer-Daniels-Midland Co.	5.375%	9/15/35	2,438	2,749
Archer-Daniels-Midland Co.	4.535%	3/26/42	3,700	3,794
Archer-Daniels-Midland Co.	4.016%	4/16/43	4,082	3,941
5 Ascension Health	4.847%	11/15/53	8,850	9,557
AstraZeneca plc	5.900%	9/15/17	3,578	3,835
AstraZeneca plc	1.750%	11/16/18	14,825	14,775
AstraZeneca plc	1.950%	9/18/19	4,795	4,771
AstraZeneca plc	2.375%	11/16/20	24,100	23,937
AstraZeneca plc	3.375%	11/16/25	17,200	17,021
AstraZeneca plc	6.450%	9/15/37	24,586	30,656
AstraZeneca plc	4.000%	9/18/42	9,806	9,174
AstraZeneca plc	4.375%	11/16/45	7,375	7,328
8 Baxalta Inc.	2.000%	6/22/18	2,955	2,923
8 Baxalta Inc.	2.875%	6/23/20	9,365	9,274
8 Baxalta Inc.	3.600%	6/23/22	4,765	4,770
8 Baxalta Inc.	4.000%	6/23/25	16,440	16,261
8 Baxalta Inc.	5.250%	6/23/45	8,975	9,001
Baxter International Inc.	5.375%	6/1/18	5,010	5,379
Baxter International Inc.	1.850%	6/15/18	10,675	10,619
Beam Suntory Inc.	1.875%	5/15/17	1,025	1,026
Beam Suntory Inc.	1.750%	6/15/18	2,775	2,740
Beam Suntory Inc.	3.250%	5/15/22	2,050	2,017
Beam Suntory Inc.	3.250%	6/15/23	550	530
Becton Dickinson & Co.	1.450%	5/15/17	2,700	2,689
Becton Dickinson & Co.	1.800%	12/15/17	13,216	13,197
Becton Dickinson & Co.	5.000%	5/15/19	1,500	1,621
Becton Dickinson & Co.	6.375%	8/1/19	15,747	17,802
Becton Dickinson & Co.	2.675%	12/15/19	10,868	10,931
Becton Dickinson & Co.	3.250%	11/12/20	6,349	6,446
Becton Dickinson & Co.	3.125%	11/8/21	18,718	18,884
Becton Dickinson & Co.	3.875%	5/15/24	125	127
Becton Dickinson & Co.	3.734%	12/15/24	13,220	13,324
Becton Dickinson & Co.	6.000%	5/15/39	3,095	3,570
Becton Dickinson & Co.	5.000%	11/12/40	675	688
Becton Dickinson & Co.	4.875%	5/15/44	300	303
Becton Dickinson & Co.	4.685%	12/15/44	10,900	11,081
Biogen Inc.	6.875%	3/1/18	10,350	11,407
Biogen Inc.	2.900%	9/15/20	16,865	16,807
Biogen Inc.	3.625%	9/15/22	8,825	8,937
Biogen Inc.	4.050%	9/15/25	14,400	14,445
Biogen Inc.	5.200%	9/15/45	16,250	16,247
Boston Scientific Corp.	5.125%	1/12/17	7,930	8,182
Boston Scientific Corp.	2.650%	10/1/18	9,650	9,703
Boston Scientific Corp.	6.000%	1/15/20	7,584	8,426
Boston Scientific Corp.	3.375%	5/15/22	3,350	3,317
Boston Scientific Corp.	4.125%	10/1/23	2,650	2,707
Boston Scientific Corp.	3.850%	5/15/25	6,050	5,952
Boston Scientific Corp.	7.000%	11/15/35	7,650	8,963
Boston Scientific Corp.	7.375%	1/15/40	3,430	4,213
Bottling Group LLC	5.125%	1/15/19	5,450	5,968
Bristol-Myers Squibb Co.	0.875%	8/1/17	9,890	9,843
Bristol-Myers Squibb Co.	1.750%	3/1/19	1,790	1,785
Bristol-Myers Squibb Co.	2.000%	8/1/22	8,215	7,972
Bristol-Myers Squibb Co.	7.150%	6/15/23	400	507
Bristol-Myers Squibb Co.	3.250%	11/1/23	2,975	3,081
Bristol-Myers Squibb Co.	5.875%	11/15/36	8,602	10,481
Bristol-Myers Squibb Co.	6.125%	5/1/38	1,858	2,354
Bristol-Myers Squibb Co.	3.250%	8/1/42	5,621	4,901
Bristol-Myers Squibb Co.	6.875%	8/1/97	655	908
Brown-Forman Corp.	1.000%	1/15/18	1,300	1,281
Brown-Forman Corp.	2.250%	1/15/23	2,435	2,332
Brown-Forman Corp.	3.750%	1/15/43	2,675	2,441

69

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brown-Forman Corp.	4.500%	7/15/45	4,350	4,494
Bunge Ltd. Finance Corp.	8.500%	6/15/19	9,480	11,005
Bunge Ltd. Finance Corp.	3.500%	11/24/20	2,900	2,885
Campbell Soup Co.	3.050%	7/15/17	1,275	1,304
Campbell Soup Co.	4.250%	4/15/21	3,875	4,108
Campbell Soup Co.	2.500%	8/2/22	3,575	3,413
Campbell Soup Co.	3.300%	3/19/25	3,975	3,950
Campbell Soup Co.	3.800%	8/2/42	3,228	2,798
Cardinal Health Inc.	1.700%	3/15/18	3,340	3,328
Cardinal Health Inc.	1.950%	6/15/18	3,000	2,995
Cardinal Health Inc.	4.625%	12/15/20	15,165	16,508
Cardinal Health Inc.	3.200%	6/15/22	3,220	3,181
Cardinal Health Inc.	3.200%	3/15/23	7,533	7,456
Cardinal Health Inc.	3.750%	9/15/25	6,900	7,012
Cardinal Health Inc.	4.600%	3/15/43	1,125	1,113
Cardinal Health Inc.	4.900%	9/15/45	4,150	4,248
5 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	9,250	8,662
Celgene Corp.	1.900%	8/15/17	2,625	2,636
Celgene Corp.	2.125%	8/15/18	6,200	6,198
Celgene Corp.	2.300%	8/15/18	3,075	3,089
Celgene Corp.	2.250%	5/15/19	7,775	7,698
Celgene Corp.	2.875%	8/15/20	6,250	6,204
Celgene Corp.	3.950%	10/15/20	16,455	17,258
Celgene Corp.	3.250%	8/15/22	7,225	7,157
Celgene Corp.	3.550%	8/15/22	3,200	3,230
Celgene Corp.	4.000%	8/15/23	5,345	5,493
Celgene Corp.	3.625%	5/15/24	13,375	13,142
Celgene Corp.	3.875%	8/15/25	22,384	22,303
Celgene Corp.	5.700%	10/15/40	3,250	3,479
Celgene Corp.	5.250%	8/15/43	10,525	10,756
Celgene Corp.	4.625%	5/15/44	8,880	8,402
Celgene Corp.	5.000%	8/15/45	15,275	15,343
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	2,100	2,062
Church & Dwight Co. Inc.	2.450%	12/15/19	4,825	4,807
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	4,985	4,844
Clorox Co.	5.950%	10/15/17	15,525	16,675
Clorox Co.	3.800%	11/15/21	450	470
Clorox Co.	3.050%	9/15/22	1,072	1,060
Clorox Co.	3.500%	12/15/24	1,150	1,149
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	3,300	3,300
Coca-Cola Co.	1.150%	4/1/18	7,896	7,879
Coca-Cola Co.	1.650%	11/1/18	25,664	25,883
Coca-Cola Co.	1.875%	10/27/20	3,750	3,708
Coca-Cola Co.	2.450%	11/1/20	15,120	15,369
Coca-Cola Co.	3.150%	11/15/20	8,364	8,744
Coca-Cola Co.	3.300%	9/1/21	6,027	6,296
Coca-Cola Co.	2.500%	4/1/23	1,600	1,592
Coca-Cola Co.	3.200%	11/1/23	12,719	13,173
Coca-Cola Co.	2.875%	10/27/25	20,525	20,188
Coca-Cola Enterprises Inc.	3.500%	9/15/20	5,600	5,727
Coca-Cola Enterprises Inc.	3.250%	8/19/21	1,575	1,586
Coca-Cola Enterprises Inc.	4.500%	9/1/21	2,045	2,188
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	600	601
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,300	1,396
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	16,500	16,741
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	12,650	13,595
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	6,361	8,268
Colgate-Palmolive Co.	1.300%	1/15/17	7,325	7,345
Colgate-Palmolive Co.	2.625%	5/1/17	700	714
Colgate-Palmolive Co.	1.750%	3/15/19	1,000	1,005
Colgate-Palmolive Co.	2.950%	11/1/20	2,370	2,450
Colgate-Palmolive Co.	2.450%	11/15/21	3,500	3,519
Colgate-Palmolive Co.	1.950%	2/1/23	9,575	9,205
Colgate-Palmolive Co.	2.100%	5/1/23	5,133	4,949

70

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Colgate-Palmolive Co.	3.250%	3/15/24	4,475	4,645
Colgate-Palmolive Co.	4.000%	8/15/45	5,375	5,402
ConAgra Foods Inc.	1.900%	1/25/18	10,260	10,207
ConAgra Foods Inc.	7.000%	4/15/19	681	767
ConAgra Foods Inc.	3.250%	9/15/22	10,012	9,637
ConAgra Foods Inc.	3.200%	1/25/23	10,273	9,888
ConAgra Foods Inc.	7.125%	10/1/26	3,445	4,101
ConAgra Foods Inc.	7.000%	10/1/28	1,020	1,212
ConAgra Foods Inc.	8.250%	9/15/30	4,799	6,426
ConAgra Foods Inc.	6.625%	8/15/39	6,708	7,224
ConAgra Foods Inc.	4.650%	1/25/43	5,834	5,200
Covidien International Finance SA	6.000%	10/15/17	5,293	5,703
Covidien International Finance SA	3.200%	6/15/22	15,875	15,893
Covidien International Finance SA	2.950%	6/15/23	10,600	10,419
Covidien International Finance SA	6.550%	10/15/37	14,673	18,363
CR Bard Inc.	1.375%	1/15/18	7,557	7,437
CR Bard Inc.	4.400%	1/15/21	3,862	4,094
CR Bard Inc.	6.700%	12/1/26	5,250	6,685
Delhaize America LLC	9.000%	4/15/31	4,880	6,238
Delhaize Group SA	5.700%	10/1/40	9,500	9,750
Diageo Capital plc	1.500%	5/11/17	15,425	15,410
Diageo Capital plc	5.750%	10/23/17	4,497	4,829
Diageo Capital plc	1.125%	4/29/18	3,312	3,250
Diageo Capital plc	4.828%	7/15/20	5,795	6,332
Diageo Capital plc	2.625%	4/29/23	18,021	17,384
Diageo Capital plc	5.875%	9/30/36	2,622	3,060
Diageo Capital plc	3.875%	4/29/43	5,676	5,253
Diageo Investment Corp.	2.875%	5/11/22	19,525	19,218
Diageo Investment Corp.	7.450%	4/15/35	1,250	1,676
Diageo Investment Corp.	4.250%	5/11/42	4,097	4,108
Dignity Health California GO	2.637%	11/1/19	3,000	3,015
Dignity Health California GO	3.125%	11/1/22	2,100	2,088
Dignity Health California GO	3.812%	11/1/24	2,525	2,577
Dignity Health California GO	4.500%	11/1/42	8,325	7,901
Dignity Health California GO	5.267%	11/1/64	2,100	2,155
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	5,847	6,485
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	7,050	7,079
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	275	269
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	10,839	10,903
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	2,697	2,598
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	500	491
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	970	1,336
Dr Pepper Snapple Group Inc.	4.500%	11/15/45	2,150	2,111
Edwards Lifesciences Corp.	2.875%	10/15/18	1,550	1,567
Eli Lilly & Co.	5.200%	3/15/17	6,145	6,435
Eli Lilly & Co.	1.250%	3/1/18	6,700	6,686
Eli Lilly & Co.	1.950%	3/15/19	9,424	9,500
Eli Lilly & Co.	2.750%	6/1/25	9,095	9,013
Eli Lilly & Co.	5.550%	3/15/37	1,734	2,085
Eli Lilly & Co.	3.700%	3/1/45	8,040	7,534
Estee Lauder Cos. Inc.	2.350%	8/15/22	8,500	8,245
Estee Lauder Cos. Inc.	6.000%	5/15/37	2,767	3,358
Estee Lauder Cos. Inc.	3.700%	8/15/42	7,790	6,984
Estee Lauder Cos. Inc.	4.375%	6/15/45	2,700	2,720
Express Scripts Holding Co.	2.650%	2/15/17	24,400	24,641
Express Scripts Holding Co.	7.250%	6/15/19	1,950	2,251
Express Scripts Holding Co.	4.750%	11/15/21	13,886	14,936
Express Scripts Holding Co.	3.900%	2/15/22	16,532	17,002
Express Scripts Holding Co.	6.125%	11/15/41	6,963	7,926
Flowers Foods Inc.	4.375%	4/1/22	2,400	2,497
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,000	933
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	4,215	3,742
General Mills Inc.	5.700%	2/15/17	7,955	8,335
General Mills Inc.	1.400%	10/20/17	2,500	2,488

71

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Mills Inc.	5.650%	2/15/19	21,143	23,196
General Mills Inc.	2.200%	10/21/19	4,000	4,012
General Mills Inc.	3.150%	12/15/21	13,578	13,601
General Mills Inc.	5.400%	6/15/40	1,850	2,034
General Mills Inc.	4.150%	2/15/43	2,875	2,701
Gilead Sciences Inc.	3.050%	12/1/16	8,225	8,365
Gilead Sciences Inc.	1.850%	9/4/18	9,100	9,135
Gilead Sciences Inc.	2.050%	4/1/19	4,505	4,512
Gilead Sciences Inc.	2.550%	9/1/20	17,300	17,301
Gilead Sciences Inc.	4.500%	4/1/21	10,881	11,777
Gilead Sciences Inc.	4.400%	12/1/21	19,484	20,995
Gilead Sciences Inc.	3.250%	9/1/22	8,400	8,450
Gilead Sciences Inc.	3.700%	4/1/24	28,100	28,720
Gilead Sciences Inc.	3.500%	2/1/25	5,940	5,977
Gilead Sciences Inc.	3.650%	3/1/26	30,875	31,135
Gilead Sciences Inc.	4.600%	9/1/35	7,875	8,007
Gilead Sciences Inc.	5.650%	12/1/41	8,435	9,613
Gilead Sciences Inc.	4.800%	4/1/44	16,015	16,037
Gilead Sciences Inc.	4.500%	2/1/45	16,450	16,159
Gilead Sciences Inc.	4.750%	3/1/46	23,790	23,939
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	22,538	24,562
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	10,175	10,155
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	4,023	4,577
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	27,549	35,098
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	4,500	4,543
GlaxoSmithKline Capital plc	1.500%	5/8/17	23,440	23,522
GlaxoSmithKline Capital plc	2.850%	5/8/22	8,506	8,550
Hasbro Inc.	6.300%	9/15/17	3,800	4,070
Hasbro Inc.	6.350%	3/15/40	7,026	7,708
Hasbro Inc.	5.100%	5/15/44	5,270	4,990
Hershey Co.	1.600%	8/21/18	3,160	3,173
Hershey Co.	4.125%	12/1/20	7,295	7,878
Hershey Co.	2.625%	5/1/23	6,150	6,051
Hershey Co.	3.200%	8/21/25	3,620	3,668
Hershey Co.	7.200%	8/15/27	14	19
Hillshire Brands Co.	4.100%	9/15/20	2,002	2,060
Hormel Foods Corp.	4.125%	4/15/21	1,275	1,376
Ingredion Inc.	4.625%	11/1/20	935	985
Ingredion Inc.	6.625%	4/15/37	1,475	1,748
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,785	1,739
JM Smucker Co.	1.750%	3/15/18	2,900	2,888
JM Smucker Co.	2.500%	3/15/20	4,780	4,752
JM Smucker Co.	3.500%	10/15/21	7,525	7,756
JM Smucker Co.	3.000%	3/15/22	3,500	3,480
JM Smucker Co.	3.500%	3/15/25	7,080	7,047
JM Smucker Co.	4.250%	3/15/35	6,600	6,447
JM Smucker Co.	4.375%	3/15/45	6,200	6,015
Johnson & Johnson	5.550%	8/15/17	7,731	8,270
Johnson & Johnson	1.125%	11/21/17	6,100	6,100
Johnson & Johnson	5.150%	7/15/18	6,459	7,078
Johnson & Johnson	1.650%	12/5/18	13,556	13,675
Johnson & Johnson	1.875%	12/5/19	6,000	6,013
Johnson & Johnson	2.950%	9/1/20	4,125	4,312
Johnson & Johnson	2.450%	12/5/21	2,800	2,840
Johnson & Johnson	3.375%	12/5/23	8,050	8,547
Johnson & Johnson	6.950%	9/1/29	3,920	5,573
Johnson & Johnson	4.950%	5/15/33	5,025	5,852
Johnson & Johnson	4.375%	12/5/33	13,599	14,980
Johnson & Johnson	5.950%	8/15/37	9,053	11,682
Johnson & Johnson	5.850%	7/15/38	4,067	5,234
Johnson & Johnson	4.500%	9/1/40	8,483	9,297
Johnson & Johnson	4.850%	5/15/41	210	242
Kaiser Foundation Hospitals	3.500%	4/1/22	3,365	3,410
Kaiser Foundation Hospitals	4.875%	4/1/42	8,775	9,004

72

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kellogg Co.	3.250%	5/21/18	7,600	7,803
Kellogg Co.	4.150%	11/15/19	1,100	1,165
Kellogg Co.	4.000%	12/15/20	8,125	8,546
Kellogg Co.	7.450%	4/1/31	6,650	8,413
Kimberly-Clark Corp.	6.125%	8/1/17	14,518	15,616
Kimberly-Clark Corp.	6.250%	7/15/18	185	206
Kimberly-Clark Corp.	1.850%	3/1/20	1,250	1,234
Kimberly-Clark Corp.	3.625%	8/1/20	8,424	8,925
Kimberly-Clark Corp.	2.150%	8/15/20	2,175	2,168
Kimberly-Clark Corp.	3.875%	3/1/21	575	620
Kimberly-Clark Corp.	2.400%	3/1/22	5,925	5,868
Kimberly-Clark Corp.	2.400%	6/1/23	4,372	4,239
Kimberly-Clark Corp.	2.650%	3/1/25	2,000	1,933
Kimberly-Clark Corp.	3.050%	8/15/25	4,025	4,048
Kimberly-Clark Corp.	6.625%	8/1/37	2,010	2,679
Kimberly-Clark Corp.	5.300%	3/1/41	6,468	7,273
Kimberly-Clark Corp.	3.700%	6/1/43	2,085	1,938
Koninklijke Philips NV	5.750%	3/11/18	11,375	12,174
Koninklijke Philips NV	3.750%	3/15/22	10,250	10,518
Koninklijke Philips NV	6.875%	3/11/38	2,623	3,054
Koninklijke Philips NV	5.000%	3/15/42	4,709	4,547
Kraft Foods Group Inc.	2.250%	6/5/17	9,000	9,064
Kraft Foods Group Inc.	6.125%	8/23/18	18,266	20,108
Kraft Foods Group Inc.	5.375%	2/10/20	8,138	8,911
Kraft Foods Group Inc.	3.500%	6/6/22	16,556	16,736
Kraft Foods Group Inc.	6.875%	1/26/39	13,766	16,342
Kraft Foods Group Inc.	6.500%	2/9/40	5,155	5,975
Kraft Foods Group Inc.	5.000%	6/4/42	17,992	18,121
8 Kraft Heinz Foods Co.	1.600%	6/30/17	11,725	11,692
8 Kraft Heinz Foods Co.	2.000%	7/2/18	10,480	10,442
8 Kraft Heinz Foods Co.	2.800%	7/2/20	14,355	14,308
8 Kraft Heinz Foods Co.	3.500%	7/15/22	9,450	9,521
8 Kraft Heinz Foods Co.	3.950%	7/15/25	17,730	17,884
8 Kraft Heinz Foods Co.	5.000%	7/15/35	9,115	9,343
8 Kraft Heinz Foods Co.	5.200%	7/15/45	11,055	11,551
Kroger Co.	2.200%	1/15/17	775	783
Kroger Co.	6.400%	8/15/17	8,710	9,363
Kroger Co.	6.800%	12/15/18	2,185	2,475
Kroger Co.	2.300%	1/15/19	10,790	10,797
Kroger Co.	6.150%	1/15/20	14,949	16,831
Kroger Co.	3.300%	1/15/21	5,775	5,866
Kroger Co.	2.950%	11/1/21	5,034	4,967
Kroger Co.	3.400%	4/15/22	3,890	3,940
Kroger Co.	3.850%	8/1/23	2,525	2,604
Kroger Co.	4.000%	2/1/24	5,250	5,452
Kroger Co.	7.700%	6/1/29	8,200	10,780
Kroger Co.	8.000%	9/15/29	2,185	2,941
Kroger Co.	7.500%	4/1/31	7,570	9,645
Kroger Co.	6.900%	4/15/38	4,668	5,721
Kroger Co.	5.400%	7/15/40	18	19
Kroger Co.	5.000%	4/15/42	925	943
Kroger Co.	5.150%	8/1/43	700	733
Laboratory Corp. of America Holdings	2.200%	8/23/17	2,375	2,386
Laboratory Corp. of America Holdings	2.500%	11/1/18	2,025	2,035
Laboratory Corp. of America Holdings	2.625%	2/1/20	2,825	2,803
Laboratory Corp. of America Holdings	3.200%	2/1/22	3,900	3,832
Laboratory Corp. of America Holdings	3.750%	8/23/22	860	868
Laboratory Corp. of America Holdings	4.000%	11/1/23	1,800	1,824
Laboratory Corp. of America Holdings	3.600%	2/1/25	8,100	7,825
Laboratory Corp. of America Holdings	4.700%	2/1/45	7,500	6,856
Life Technologies Corp.	6.000%	3/1/20	1,700	1,885
Life Technologies Corp.	5.000%	1/15/21	3,725	3,965
Mattel Inc.	1.700%	3/15/18	2,710	2,681
Mattel Inc.	2.350%	5/6/19	5,150	5,121

73

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mattel Inc.	3.150%	3/15/23	1,350	1,289
Mattel Inc.	5.450%	11/1/41	3,818	3,776
5 Mayo Clinic	3.774%	11/15/43	6,502	6,093
5 Mayo Clinic	4.000%	11/15/47	4,025	3,813
McCormick & Co. Inc.	3.900%	7/15/21	3,025	3,223
McCormick & Co. Inc.	3.500%	9/1/23	1,891	1,925
McCormick & Co. Inc.	3.250%	11/15/25	100	100
McKesson Corp.	5.700%	3/1/17	2,336	2,448
McKesson Corp.	1.292%	3/10/17	5,300	5,286
McKesson Corp.	7.500%	2/15/19	3,484	3,988
McKesson Corp.	2.284%	3/15/19	12,100	12,069
McKesson Corp.	4.750%	3/1/21	14,695	15,915
McKesson Corp.	2.700%	12/15/22	4,550	4,360
McKesson Corp.	3.796%	3/15/24	10,158	10,219
McKesson Corp.	6.000%	3/1/41	4,439	5,133
McKesson Corp.	4.883%	3/15/44	6,400	6,412
Mead Johnson Nutrition Co.	4.900%	11/1/19	5,460	5,885
Mead Johnson Nutrition Co.	3.000%	11/15/20	2,000	2,004
Mead Johnson Nutrition Co.	4.125%	11/15/25	7,625	7,677
Mead Johnson Nutrition Co.	5.900%	11/1/39	7,150	7,787
Medco Health Solutions Inc.	7.125%	3/15/18	15,037	16,575
Medtronic Inc.	1.500%	3/15/18	8,000	7,998
Medtronic Inc.	1.375%	4/1/18	17,750	17,658
Medtronic Inc.	5.600%	3/15/19	1,450	1,606
Medtronic Inc.	2.500%	3/15/20	31,914	32,105
Medtronic Inc.	4.450%	3/15/20	4,145	4,468
Medtronic Inc.	3.150%	3/15/22	26,029	26,289
Medtronic Inc.	2.750%	4/1/23	17,100	16,692
Medtronic Inc.	3.625%	3/15/24	8,750	8,965
Medtronic Inc.	3.500%	3/15/25	28,470	28,804
Medtronic Inc.	4.375%	3/15/35	33,945	34,271
Medtronic Inc.	6.500%	3/15/39	2,445	3,140
Medtronic Inc.	5.550%	3/15/40	4,350	5,011
Medtronic Inc.	4.500%	3/15/42	7,125	7,146
Medtronic Inc.	4.000%	4/1/43	4,850	4,514
Medtronic Inc.	4.625%	3/15/44	5,068	5,176
Medtronic Inc.	4.625%	3/15/45	28,600	29,503
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	1,500	1,441
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	1,250	1,344
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	8,100	7,530
Merck & Co. Inc.	1.100%	1/31/18	6,169	6,130
Merck & Co. Inc.	1.300%	5/18/18	13,220	13,204
Merck & Co. Inc.	1.850%	2/10/20	10,010	9,995
Merck & Co. Inc.	3.875%	1/15/21	13,920	14,922
Merck & Co. Inc.	2.350%	2/10/22	11,800	11,582
Merck & Co. Inc.	2.400%	9/15/22	4,900	4,790
Merck & Co. Inc.	2.800%	5/18/23	20,800	20,690
Merck & Co. Inc.	2.750%	2/10/25	22,825	22,178
Merck & Co. Inc.	6.500%	12/1/33	3,793	4,866
Merck & Co. Inc.	6.550%	9/15/37	6,063	7,943
Merck & Co. Inc.	3.600%	9/15/42	4,497	4,099
Merck & Co. Inc.	4.150%	5/18/43	14,373	14,208
Merck & Co. Inc.	3.700%	2/10/45	18,479	16,991
Merck Sharp & Dohme Corp.	5.000%	6/30/19	12,610	13,904
Merck Sharp & Dohme Corp.	5.950%	12/1/28	150	188
Merck Sharp & Dohme Corp.	5.750%	11/15/36	2,000	2,406
Molson Coors Brewing Co.	2.000%	5/1/17	1,300	1,299
Molson Coors Brewing Co.	3.500%	5/1/22	1,450	1,459
Molson Coors Brewing Co.	5.000%	5/1/42	11,540	11,145
Mondelez International Inc.	6.500%	8/11/17	3,305	3,549
Mondelez International Inc.	6.125%	2/1/18	1,335	1,451
Mondelez International Inc.	6.125%	8/23/18	5,000	5,511
Mondelez International Inc.	2.250%	2/1/19	4,675	4,670
Mondelez International Inc.	5.375%	2/10/20	13,431	14,854

74

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mondelez International Inc.	4.000%	2/1/24	22,550	23,256
Mondelez International Inc.	6.500%	11/1/31	7,290	8,509
Mondelez International Inc.	6.500%	2/9/40	6,860	8,423
Mylan Inc.	2.600%	6/24/18	1,106	1,098
Mylan Inc.	2.550%	3/28/19	11,211	11,061
Mylan Inc.	4.200%	11/29/23	14,608	14,319
Mylan Inc.	5.400%	11/29/43	4,475	4,170
New York & Presbyterian Hospital	4.024%	8/1/45	4,100	3,865
Newell Rubbermaid Inc.	2.050%	12/1/17	2,525	2,504
Newell Rubbermaid Inc.	2.150%	10/15/18	2,700	2,621
Newell Rubbermaid Inc.	2.875%	12/1/19	7,025	6,779
Newell Rubbermaid Inc.	4.000%	6/15/22	1,400	1,349
Newell Rubbermaid Inc.	4.000%	12/1/24	10,200	9,467
Newell Rubbermaid Inc.	3.900%	11/1/25	2,875	2,636
Novant Health Inc.	5.850%	11/1/19	6,125	6,875
Novant Health Inc.	4.371%	11/1/43	7,100	6,802
Novartis Capital Corp.	4.400%	4/24/20	2,101	2,304
Novartis Capital Corp.	2.400%	9/21/22	22,379	22,023
Novartis Capital Corp.	3.400%	5/6/24	17,520	18,085
Novartis Capital Corp.	3.000%	11/20/25	15,100	14,883
Novartis Capital Corp.	3.700%	9/21/42	3,875	3,672
Novartis Capital Corp.	4.400%	5/6/44	21,646	22,502
Novartis Capital Corp.	4.000%	11/20/45	11,000	10,773
Novartis Securities Investment Ltd.	5.125%	2/10/19	14,245	15,620
NYU Hospitals Center	4.784%	7/1/44	4,425	4,455
Owens & Minor Inc.	4.375%	12/15/24	2,250	2,246
Partners Healthcare System Inc.	4.117%	7/1/55	1,950	1,776
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,450	2,520
PepsiAmericas Inc.	5.000%	5/15/17	3,805	3,996
PepsiCo Inc.	0.950%	2/22/17	100	100
PepsiCo Inc.	1.125%	7/17/17	12,825	12,817
PepsiCo Inc.	1.250%	8/13/17	12,275	12,282
PepsiCo Inc.	1.000%	10/13/17	5,700	5,672
PepsiCo Inc.	1.250%	4/30/18	6,300	6,278
PepsiCo Inc.	5.000%	6/1/18	18,810	20,330
PepsiCo Inc.	7.900%	11/1/18	4,974	5,822
PepsiCo Inc.	2.250%	1/7/19	14,450	14,640
PepsiCo Inc.	4.500%	1/15/20	8,155	8,855
PepsiCo Inc.	1.850%	4/30/20	14,746	14,613
PepsiCo Inc.	2.150%	10/14/20	19,015	18,905
PepsiCo Inc.	3.125%	11/1/20	5,600	5,797
PepsiCo Inc.	3.000%	8/25/21	8,037	8,231
PepsiCo Inc.	2.750%	3/5/22	11,590	11,622
PepsiCo Inc.	3.100%	7/17/22	5,375	5,513
PepsiCo Inc.	2.750%	3/1/23	1,600	1,596
PepsiCo Inc.	3.600%	3/1/24	7,450	7,776
PepsiCo Inc.	2.750%	4/30/25	14,924	14,587
PepsiCo Inc.	3.500%	7/17/25	13,150	13,559
PepsiCo Inc.	5.500%	1/15/40	9,425	10,998
PepsiCo Inc.	4.875%	11/1/40	4,670	5,017
PepsiCo Inc.	4.000%	3/5/42	11,875	11,443
PepsiCo Inc.	3.600%	8/13/42	4,296	3,898
PepsiCo Inc.	4.250%	10/22/44	2,400	2,384
PepsiCo Inc.	4.600%	7/17/45	8,195	8,645
PepsiCo Inc.	4.450%	4/14/46	5,050	5,203
PerkinElmer Inc.	5.000%	11/15/21	4,475	4,719
Perrigo Co. plc	2.300%	11/8/18	5,560	5,480
Perrigo Co. plc	4.000%	11/15/23	15,635	15,212
Perrigo Co. plc	5.300%	11/15/43	1,900	1,827
Perrigo Finance plc	3.500%	12/15/21	3,600	3,498
Perrigo Finance plc	3.900%	12/15/24	4,650	4,480
Perrigo Finance plc	4.900%	12/15/44	4,300	3,875
Pfizer Inc.	6.050%	3/30/17	800	848
Pfizer Inc.	1.100%	5/15/17	2,575	2,575

75

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pfizer Inc.	1.500%	6/15/18	6,550	6,542
Pfizer Inc.	6.200%	3/15/19	24,302	27,355
Pfizer Inc.	2.100%	5/15/19	14,000	14,082
Pfizer Inc.	3.000%	6/15/23	9,585	9,745
Pfizer Inc.	3.400%	5/15/24	13,775	14,128
Pfizer Inc.	7.200%	3/15/39	10,010	13,748
Pfizer Inc.	4.300%	6/15/43	1,318	1,318
Pfizer Inc.	4.400%	5/15/44	5,400	5,452
Pharmacia Corp.	6.600%	12/1/28	7,500	9,626
Philip Morris International Inc.	2.500%	5/16/16	101	102
Philip Morris International Inc.	1.625%	3/20/17	8,506	8,553
Philip Morris International Inc.	1.250%	8/11/17	3,125	3,129
Philip Morris International Inc.	1.125%	8/21/17	275	275
Philip Morris International Inc.	1.250%	11/9/17	7,350	7,339
Philip Morris International Inc.	5.650%	5/16/18	18,756	20,467
Philip Morris International Inc.	1.875%	1/15/19	13,250	13,191
Philip Morris International Inc.	4.125%	5/17/21	3,050	3,263
Philip Morris International Inc.	2.900%	11/15/21	1,540	1,555
Philip Morris International Inc.	2.500%	8/22/22	1,000	978
Philip Morris International Inc.	2.625%	3/6/23	5,240	5,131
Philip Morris International Inc.	3.600%	11/15/23	11,000	11,451
Philip Morris International Inc.	3.250%	11/10/24	9,350	9,429
Philip Morris International Inc.	3.375%	8/11/25	5,964	6,040
Philip Morris International Inc.	6.375%	5/16/38	17,967	22,564
Philip Morris International Inc.	4.375%	11/15/41	9,050	9,000
Philip Morris International Inc.	4.500%	3/20/42	5,938	5,928
Philip Morris International Inc.	3.875%	8/21/42	7,285	6,666
Philip Morris International Inc.	4.125%	3/4/43	4,050	3,825
Philip Morris International Inc.	4.875%	11/15/43	7,673	8,088
5 Procter & Gamble - Esop	9.360%	1/1/21	3,309	3,955
Procter & Gamble Co.	1.600%	11/15/18	6,700	6,745
Procter & Gamble Co.	4.700%	2/15/19	4,105	4,475
Procter & Gamble Co.	1.900%	11/1/19	8,800	8,842
Procter & Gamble Co.	2.300%	2/6/22	17,625	17,685
Procter & Gamble Co.	3.100%	8/15/23	8,042	8,391
Procter & Gamble Co.	6.450%	1/15/26	5,186	6,581
Procter & Gamble Co.	5.500%	2/1/34	6,363	7,609
Procter & Gamble Co.	5.800%	8/15/34	195	235
Procter & Gamble Co.	5.550%	3/5/37	17,685	21,628
Quest Diagnostics Inc.	2.700%	4/1/19	6,950	6,929
Quest Diagnostics Inc.	4.750%	1/30/20	2,700	2,862
Quest Diagnostics Inc.	2.500%	3/30/20	3,000	2,955
Quest Diagnostics Inc.	4.700%	4/1/21	2,000	2,117
Quest Diagnostics Inc.	4.250%	4/1/24	3,087	3,186
Quest Diagnostics Inc.	3.500%	3/30/25	3,900	3,771
Quest Diagnostics Inc.	5.750%	1/30/40	4,214	4,365
Quest Diagnostics Inc.	4.700%	3/30/45	2,149	1,943
Reynolds American Inc.	6.750%	6/15/17	5,871	6,268
Reynolds American Inc.	2.300%	8/21/17	175	176
Reynolds American Inc.	2.300%	6/12/18	11,610	11,681
Reynolds American Inc.	8.125%	6/23/19	7,728	9,083
Reynolds American Inc.	6.875%	5/1/20	1,400	1,619
Reynolds American Inc.	3.250%	6/12/20	13,735	13,957
Reynolds American Inc.	4.000%	6/12/22	8,250	8,577
Reynolds American Inc.	3.250%	11/1/22	5,225	5,168
Reynolds American Inc.	3.750%	5/20/23	6,275	6,283
Reynolds American Inc.	4.850%	9/15/23	3,425	3,663
Reynolds American Inc.	4.450%	6/12/25	30,550	31,963
Reynolds American Inc.	5.700%	8/15/35	10,500	11,493
Reynolds American Inc.	7.250%	6/15/37	3,008	3,696
Reynolds American Inc.	8.125%	5/1/40	1,840	2,295
Reynolds American Inc.	7.000%	8/4/41	3,375	3,813
Reynolds American Inc.	4.750%	11/1/42	3,600	3,437
Reynolds American Inc.	6.150%	9/15/43	1,300	1,476

76

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Reynolds American Inc.	5.850%	8/15/45	19,900	22,066
Sanofi	1.250%	4/10/18	13,285	13,223
Sanofi	4.000%	3/29/21	17,973	19,197
Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	1,900	1,972
St. Jude Medical Inc.	2.000%	9/15/18	4,650	4,641
St. Jude Medical Inc.	2.800%	9/15/20	4,650	4,654
St. Jude Medical Inc.	3.250%	4/15/23	16,575	16,258
St. Jude Medical Inc.	3.875%	9/15/25	3,400	3,440
St. Jude Medical Inc.	4.750%	4/15/43	9,950	9,754
Stryker Corp.	4.375%	1/15/20	736	792
Stryker Corp.	3.375%	5/15/24	11,300	11,345
Stryker Corp.	3.375%	11/1/25	5,000	4,936
Stryker Corp.	4.375%	5/15/44	3,400	3,364
Sysco Corp.	5.250%	2/12/18	3,145	3,361
Sysco Corp.	2.600%	10/1/20	5,575	5,580
Sysco Corp.	3.750%	10/1/25	5,700	5,769
Sysco Corp.	5.375%	9/21/35	6,780	7,520
Sysco Corp.	4.850%	10/1/45	2,100	2,181
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	7,342	7,458
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	15,225	14,576
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	1,670	1,826
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	5,270	5,331
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	12,467	12,101
5 Texas Health Resources	4.330%	11/15/55	1,575	1,515
The Pepsi Bottling Group Inc.	7.000%	3/1/29	12,449	16,696
Thermo Fisher Scientific Inc.	1.300%	2/1/17	1,650	1,644
Thermo Fisher Scientific Inc.	1.850%	1/15/18	4,360	4,350
Thermo Fisher Scientific Inc.	2.150%	12/14/18	3,525	3,524
Thermo Fisher Scientific Inc.	2.400%	2/1/19	7,062	7,066
Thermo Fisher Scientific Inc.	4.700%	5/1/20	750	804
Thermo Fisher Scientific Inc.	4.500%	3/1/21	8,800	9,318
Thermo Fisher Scientific Inc.	3.600%	8/15/21	1,609	1,632
Thermo Fisher Scientific Inc.	3.300%	2/15/22	11,420	11,413
Thermo Fisher Scientific Inc.	3.150%	1/15/23	5,900	5,765
Thermo Fisher Scientific Inc.	4.150%	2/1/24	3,999	4,155
Thermo Fisher Scientific Inc.	3.650%	12/15/25	8,300	8,252
Thermo Fisher Scientific Inc.	5.300%	2/1/44	5,197	5,544
Trinity Health Corp.	4.125%	12/1/45	2,200	2,086
Tupperware Brands Corp.	4.750%	6/1/21	3,075	3,138
Tyson Foods Inc.	6.600%	4/1/16	92	93
Tyson Foods Inc.	2.650%	8/15/19	5,211	5,208
Tyson Foods Inc.	4.500%	6/15/22	19,493	20,724
Tyson Foods Inc.	3.950%	8/15/24	12,730	13,076
Tyson Foods Inc.	4.875%	8/15/34	8,799	8,976
Tyson Foods Inc.	5.150%	8/15/44	3,725	3,926
Unilever Capital Corp.	0.850%	8/2/17	5,500	5,471
Unilever Capital Corp.	4.800%	2/15/19	6,986	7,603
Unilever Capital Corp.	2.200%	3/6/19	6,600	6,695
Unilever Capital Corp.	2.100%	7/30/20	7,600	7,574
Unilever Capital Corp.	4.250%	2/10/21	12,820	13,989
Unilever Capital Corp.	3.100%	7/30/25	6,200	6,287
Unilever Capital Corp.	5.900%	11/15/32	4,250	5,388
Whirlpool Corp.	1.350%	3/1/17	4,765	4,756
Whirlpool Corp.	1.650%	11/1/17	3,300	3,292
Whirlpool Corp.	4.850%	6/15/21	2,763	2,983
Whirlpool Corp.	4.700%	6/1/22	2,155	2,292
Whirlpool Corp.	4.000%	3/1/24	5,234	5,358
Whirlpool Corp.	3.700%	5/1/25	3,805	3,769
Whirlpool Corp.	5.150%	3/1/43	2,820	2,779
8 Whole Foods Market Inc.	5.200%	12/3/25	17,200	17,186
Wyeth LLC	5.450%	4/1/17	3,345	3,514
Wyeth LLC	7.250%	3/1/23	2,400	3,006
Wyeth LLC	6.450%	2/1/24	1,925	2,351
Wyeth LLC	6.500%	2/1/34	6,675	8,351

77

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wyeth LLC	6.000%	2/15/36	5,940	7,092
Wyeth LLC	5.950%	4/1/37	33,633	40,046
Zeneca Wilmington Inc.	7.000%	11/15/23	3,175	3,955
Zimmer Biomet Holdings Inc.	1.450%	4/1/17	6,050	6,020
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	9,000	8,951
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	1,850	1,982
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	10,400	10,289
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	5,175	5,193
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	8,480	8,333
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	18,200	17,668
Zimmer Biomet Holdings Inc.	4.250%	8/15/35	6,600	6,181
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	4,058	4,473
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	9,000	8,316
Zoetis Inc.	1.875%	2/1/18	2,550	2,518
Zoetis Inc.	3.450%	11/13/20	5,000	5,000
Zoetis Inc.	3.250%	2/1/23	12,985	12,398
Zoetis Inc.	4.500%	11/13/25	5,025	5,097
Zoetis Inc.	4.700%	2/1/43	10,403	9,118
Energy (2.6%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	3,209	3,093
Anadarko Finance Co.	7.500%	5/1/31	9,851	10,488
Anadarko Petroleum Corp.	6.375%	9/15/17	23,900	25,068
Anadarko Petroleum Corp.	3.450%	7/15/24	6,589	5,849
Anadarko Petroleum Corp.	6.450%	9/15/36	14,026	13,416
Anadarko Petroleum Corp.	7.950%	6/15/39	3,475	3,926
Anadarko Petroleum Corp.	6.200%	3/15/40	14,165	13,272
Apache Corp.	6.900%	9/15/18	7,110	7,808
Apache Corp.	3.625%	2/1/21	5,100	5,034
Apache Corp.	3.250%	4/15/22	6,163	5,882
Apache Corp.	2.625%	1/15/23	175	160
Apache Corp.	6.000%	1/15/37	18,505	17,882
Apache Corp.	5.100%	9/1/40	12,718	10,847
Apache Corp.	5.250%	2/1/42	10,400	9,009
Apache Corp.	4.750%	4/15/43	4,799	4,066
Apache Finance Canada Corp.	7.750%	12/15/29	1,130	1,418
Baker Hughes Inc.	3.200%	8/15/21	10,502	10,396
Baker Hughes Inc.	6.875%	1/15/29	990	1,173
Baker Hughes Inc.	5.125%	9/15/40	15,030	14,934
BJ Services Co.	6.000%	6/1/18	4,465	4,819
Boardwalk Pipelines LP	5.500%	2/1/17	3,735	3,784
Boardwalk Pipelines LP	5.750%	9/15/19	50	50
Boardwalk Pipelines LP	3.375%	2/1/23	4,025	3,253
Boardwalk Pipelines LP	4.950%	12/15/24	8,250	7,174
BP Capital Markets plc	1.846%	5/5/17	18,295	18,384
BP Capital Markets plc	1.375%	11/6/17	3,890	3,861
BP Capital Markets plc	1.375%	5/10/18	35,765	35,242
BP Capital Markets plc	2.241%	9/26/18	6,375	6,375
BP Capital Markets plc	4.750%	3/10/19	12,310	13,186
BP Capital Markets plc	2.237%	5/10/19	23,986	23,755
BP Capital Markets plc	2.315%	2/13/20	6,550	6,466
BP Capital Markets plc	4.742%	3/11/21	18,659	20,310
BP Capital Markets plc	3.561%	11/1/21	14,445	14,682
BP Capital Markets plc	3.062%	3/17/22	3,425	3,355
BP Capital Markets plc	3.245%	5/6/22	15,230	15,156
BP Capital Markets plc	2.500%	11/6/22	13,082	12,477
BP Capital Markets plc	2.750%	5/10/23	24,420	22,894
BP Capital Markets plc	3.994%	9/26/23	4,800	4,874
BP Capital Markets plc	3.814%	2/10/24	5,722	5,708
BP Capital Markets plc	3.535%	11/4/24	20,960	20,347
BP Capital Markets plc	3.506%	3/17/25	16,973	16,511
Buckeye Partners LP	6.050%	1/15/18	370	380
Buckeye Partners LP	2.650%	11/15/18	7,000	6,670
Buckeye Partners LP	4.150%	7/1/23	2,025	1,743

78

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Buckeye Partners LP	5.850%	11/15/43	5,175	3,996
Buckeye Partners LP	5.600%	10/15/44	1,425	1,063
Burlington Resources Finance Co.	7.200%	8/15/31	750	859
Burlington Resources Finance Co.	7.400%	12/1/31	4,150	4,947
Cameron International Corp.	1.150%	12/15/16	2,200	2,178
Cameron International Corp.	6.375%	7/15/18	6,834	7,408
Cameron International Corp.	4.000%	12/15/23	4,390	4,411
Cameron International Corp.	3.700%	6/15/24	10,810	10,557
Cameron International Corp.	7.000%	7/15/38	1,407	1,682
Cameron International Corp.	5.950%	6/1/41	2,918	3,168
Cameron International Corp.	5.125%	12/15/43	3,175	3,149
Canadian Natural Resources Ltd.	5.700%	5/15/17	13,681	13,980
Canadian Natural Resources Ltd.	3.450%	11/15/21	725	684
Canadian Natural Resources Ltd.	3.800%	4/15/24	4,573	4,081
Canadian Natural Resources Ltd.	7.200%	1/15/32	5,318	5,496
Canadian Natural Resources Ltd.	6.450%	6/30/33	5,865	5,672
Canadian Natural Resources Ltd.	5.850%	2/1/35	175	156
Canadian Natural Resources Ltd.	6.500%	2/15/37	9,240	8,673
Canadian Natural Resources Ltd.	6.250%	3/15/38	3,714	3,374
Cenovus Energy Inc.	5.700%	10/15/19	8,379	8,801
Cenovus Energy Inc.	3.000%	8/15/22	1,050	936
Cenovus Energy Inc.	6.750%	11/15/39	19,015	18,100
Cenovus Energy Inc.	4.450%	9/15/42	4,388	3,223
Cenovus Energy Inc.	5.200%	9/15/43	1,500	1,182
Chevron Corp.	1.344%	11/9/17	11,100	11,064
Chevron Corp.	1.345%	11/15/17	1,750	1,743
Chevron Corp.	1.104%	12/5/17	7,250	7,198
Chevron Corp.	1.365%	3/2/18	30,350	30,097
Chevron Corp.	1.718%	6/24/18	16,965	16,874
Chevron Corp.	1.790%	11/16/18	11,300	11,212
Chevron Corp.	4.950%	3/3/19	28,300	30,816
Chevron Corp.	2.193%	11/15/19	11,355	11,336
Chevron Corp.	1.961%	3/3/20	16,550	16,278
Chevron Corp.	2.427%	6/24/20	6,500	6,494
Chevron Corp.	2.419%	11/17/20	11,000	10,955
Chevron Corp.	2.411%	3/3/22	6,700	6,505
Chevron Corp.	2.355%	12/5/22	10,071	9,607
Chevron Corp.	3.191%	6/24/23	16,630	16,697
Chevron Corp.	3.326%	11/17/25	3,100	3,122
Cimarex Energy Co.	5.875%	5/1/22	3,500	3,395
Cimarex Energy Co.	4.375%	6/1/24	11,950	10,695
8 Columbia Pipeline Group Inc.	2.450%	6/1/18	3,475	3,428
8 Columbia Pipeline Group Inc.	3.300%	6/1/20	1,350	1,323
8 Columbia Pipeline Group Inc.	4.500%	6/1/25	4,900	4,440
8 Columbia Pipeline Group Inc.	5.800%	6/1/45	4,200	3,687
ConocoPhillips	6.650%	7/15/18	45	50
ConocoPhillips	5.750%	2/1/19	13,455	14,557
ConocoPhillips	5.900%	10/15/32	11,876	12,154
ConocoPhillips	5.900%	5/15/38	4,312	4,217
ConocoPhillips	6.500%	2/1/39	17,493	18,395
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	28,755	29,659
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	4,470	4,597
ConocoPhillips Co.	1.050%	12/15/17	1,828	1,796
ConocoPhillips Co.	2.200%	5/15/20	1,150	1,112
ConocoPhillips Co.	2.875%	11/15/21	2,200	2,137
ConocoPhillips Co.	2.400%	12/15/22	8,275	7,517
ConocoPhillips Co.	3.350%	11/15/24	6,763	6,279
ConocoPhillips Co.	3.350%	5/15/25	459	413
ConocoPhillips Co.	4.150%	11/15/34	6,361	5,522
ConocoPhillips Co.	4.300%	11/15/44	18,350	15,180
ConocoPhillips Holding Co.	6.950%	4/15/29	8,715	9,938
Continental Resources Inc.	5.000%	9/15/22	22,636	16,637
Continental Resources Inc.	4.500%	4/15/23	9,995	7,133
Continental Resources Inc.	3.800%	6/1/24	4,679	3,281

79

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Continental Resources Inc.	4.900%	6/1/44	8,225	4,822
Devon Energy Corp.	2.250%	12/15/18	2,800	2,579
Devon Energy Corp.	6.300%	1/15/19	35	36
Devon Energy Corp.	4.000%	7/15/21	4,965	4,515
Devon Energy Corp.	3.250%	5/15/22	14,980	12,707
Devon Energy Corp.	7.950%	4/15/32	8,055	8,329
Devon Energy Corp.	5.600%	7/15/41	6,681	5,046
Devon Energy Corp.	4.750%	5/15/42	1,797	1,317
Devon Energy Corp.	5.000%	6/15/45	5,000	3,789
Devon Financing Corp. LLC	7.875%	9/30/31	16,736	17,259
Diamond Offshore Drilling Inc.	5.875%	5/1/19	4,020	4,083
Diamond Offshore Drilling Inc.	3.450%	11/1/23	1,575	1,290
Diamond Offshore Drilling Inc.	5.700%	10/15/39	5,835	3,967
Diamond Offshore Drilling Inc.	4.875%	11/1/43	5,525	3,373
Dominion Gas Holdings LLC	2.800%	11/15/20	4,500	4,515
Dominion Gas Holdings LLC	3.550%	11/1/23	13,075	12,899
Dominion Gas Holdings LLC	3.600%	12/15/24	5,825	5,768
Dominion Gas Holdings LLC	4.800%	11/1/43	5,400	5,167
Dominion Gas Holdings LLC	4.600%	12/15/44	4,925	4,582
El Paso Natural Gas Co. LLC	5.950%	4/15/17	13,145	13,374
El Paso Natural Gas Co. LLC	8.625%	1/15/22	6,694	7,269
El Paso Natural Gas Co. LLC	8.375%	6/15/32	1,330	1,286
Enable Midstream Partners LP	2.400%	5/15/19	4,000	3,597
Enable Midstream Partners LP	3.900%	5/15/24	11,725	9,181
Enable Midstream Partners LP	5.000%	5/15/44	1,275	749
Enbridge Energy Partners LP	6.500%	4/15/18	6,305	6,612
Enbridge Energy Partners LP	9.875%	3/1/19	8,235	9,384
Enbridge Energy Partners LP	4.375%	10/15/20	1,400	1,366
Enbridge Energy Partners LP	5.875%	10/15/25	3,100	2,987
Enbridge Energy Partners LP	7.500%	4/15/38	11,035	10,938
Enbridge Energy Partners LP	5.500%	9/15/40	543	425
Enbridge Inc.	5.600%	4/1/17	3,975	4,103
Enbridge Inc.	4.500%	6/10/44	4,100	2,778
Encana Corp.	3.900%	11/15/21	7,475	6,176
Encana Corp.	7.200%	11/1/31	4,975	4,545
Encana Corp.	6.500%	8/15/34	10,548	8,786
Encana Corp.	6.625%	8/15/37	8,504	7,103
Encana Corp.	6.500%	2/1/38	4,155	3,431
Encana Corp.	5.150%	11/15/41	242	167
Energy Transfer Partners LP	6.125%	2/15/17	1,010	1,032
Energy Transfer Partners LP	2.500%	6/15/18	3,530	3,360
Energy Transfer Partners LP	6.700%	7/1/18	8,372	8,811
Energy Transfer Partners LP	9.000%	4/15/19	22,188	24,415
Energy Transfer Partners LP	4.150%	10/1/20	7,251	6,719
Energy Transfer Partners LP	4.650%	6/1/21	13,375	12,552
Energy Transfer Partners LP	5.200%	2/1/22	6,966	6,458
Energy Transfer Partners LP	3.600%	2/1/23	17,233	14,194
Energy Transfer Partners LP	4.900%	2/1/24	1,620	1,442
Energy Transfer Partners LP	7.600%	2/1/24	4,822	5,007
Energy Transfer Partners LP	4.050%	3/15/25	5,775	4,786
Energy Transfer Partners LP	4.750%	1/15/26	8,660	7,424
Energy Transfer Partners LP	8.250%	11/15/29	10	11
Energy Transfer Partners LP	4.900%	3/15/35	3,000	2,181
Energy Transfer Partners LP	6.625%	10/15/36	3,495	2,986
Energy Transfer Partners LP	7.500%	7/1/38	6,757	6,191
Energy Transfer Partners LP	6.050%	6/1/41	4,300	3,326
Energy Transfer Partners LP	6.500%	2/1/42	24,120	19,666
Energy Transfer Partners LP	5.150%	2/1/43	1,024	730
Energy Transfer Partners LP	5.950%	10/1/43	3,935	3,065
Energy Transfer Partners LP	5.150%	3/15/45	500	356
Energy Transfer Partners LP	6.125%	12/15/45	7,600	6,184
EnLink Midstream Partners LP	2.700%	4/1/19	5,250	4,798
EnLink Midstream Partners LP	4.400%	4/1/24	8,275	6,596
EnLink Midstream Partners LP	4.150%	6/1/25	400	308

80

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
EnLink Midstream Partners LP	5.600%	4/1/44	2,250	1,532
EnLink Midstream Partners LP	5.050%	4/1/45	6,400	3,968
Ensco plc	4.700%	3/15/21	8,418	6,851
Ensco plc	4.500%	10/1/24	1,800	1,233
Ensco plc	5.200%	3/15/25	10,000	7,047
Ensco plc	5.750%	10/1/44	9,500	6,258
Enterprise Products Operating LLC	6.300%	9/15/17	13,515	14,228
Enterprise Products Operating LLC	6.650%	4/15/18	5,950	6,435
Enterprise Products Operating LLC	1.650%	5/7/18	8,040	7,811
Enterprise Products Operating LLC	6.500%	1/31/19	9,444	10,390
Enterprise Products Operating LLC	2.550%	10/15/19	10,685	10,238
Enterprise Products Operating LLC	5.250%	1/31/20	845	887
Enterprise Products Operating LLC	5.200%	9/1/20	3,143	3,295
Enterprise Products Operating LLC	4.050%	2/15/22	225	220
Enterprise Products Operating LLC	3.350%	3/15/23	9,961	9,000
Enterprise Products Operating LLC	3.900%	2/15/24	18,570	17,327
Enterprise Products Operating LLC	3.750%	2/15/25	15,225	13,866
Enterprise Products Operating LLC	3.700%	2/15/26	7,515	6,714
Enterprise Products Operating LLC	6.875%	3/1/33	6,843	7,155
Enterprise Products Operating LLC	6.650%	10/15/34	1,485	1,567
Enterprise Products Operating LLC	5.750%	3/1/35	4,300	3,936
Enterprise Products Operating LLC	7.550%	4/15/38	2,969	3,176
Enterprise Products Operating LLC	6.125%	10/15/39	5,335	4,843
Enterprise Products Operating LLC	6.450%	9/1/40	743	706
Enterprise Products Operating LLC	5.950%	2/1/41	4,769	4,315
Enterprise Products Operating LLC	5.700%	2/15/42	7,145	6,356
Enterprise Products Operating LLC	4.850%	8/15/42	7,775	6,260
Enterprise Products Operating LLC	4.450%	2/15/43	8,742	6,578
Enterprise Products Operating LLC	4.850%	3/15/44	17,387	14,059
Enterprise Products Operating LLC	5.100%	2/15/45	10,940	9,096
Enterprise Products Operating LLC	4.900%	5/15/46	16,795	13,590
Enterprise Products Operating LLC	4.950%	10/15/54	4,320	3,360
5 Enterprise Products Operating LLC	7.000%	6/1/67	2,450	1,960
EOG Resources Inc.	5.875%	9/15/17	5,425	5,781
EOG Resources Inc.	5.625%	6/1/19	1,006	1,098
EOG Resources Inc.	4.400%	6/1/20	6,675	7,086
EOG Resources Inc.	4.100%	2/1/21	9,625	10,074
EOG Resources Inc.	2.625%	3/15/23	6,353	5,998
EOG Resources Inc.	3.150%	4/1/25	7,200	6,795
EOG Resources Inc.	3.900%	4/1/35	4,750	4,317
EQT Corp.	6.500%	4/1/18	16,650	17,499
EQT Corp.	8.125%	6/1/19	4,400	4,754
EQT Corp.	4.875%	11/15/21	6,100	5,838
EQT Midstream Partners LP	4.000%	8/1/24	3,310	2,729
Exxon Mobil Corp.	1.305%	3/6/18	25,000	24,944
Exxon Mobil Corp.	1.819%	3/15/19	2,078	2,077
Exxon Mobil Corp.	1.912%	3/6/20	12,141	12,114
Exxon Mobil Corp.	2.397%	3/6/22	28,000	27,520
Exxon Mobil Corp.	2.709%	3/6/25	19,700	19,274
Exxon Mobil Corp.	3.567%	3/6/45	9,225	8,600
FMC Technologies Inc.	2.000%	10/1/17	5,075	5,000
FMC Technologies Inc.	3.450%	10/1/22	1,242	1,108
Gulf South Pipeline Co. LP	4.000%	6/15/22	1,050	951
Halliburton Co.	1.000%	8/1/16	5,125	5,116
Halliburton Co.	2.000%	8/1/18	5,125	5,091
Halliburton Co.	5.900%	9/15/18	2,970	3,246
Halliburton Co.	6.150%	9/15/19	2,145	2,413
Halliburton Co.	2.700%	11/15/20	7,500	7,409
Halliburton Co.	3.375%	11/15/22	6,550	6,465
Halliburton Co.	3.500%	8/1/23	4,669	4,553
Halliburton Co.	3.800%	11/15/25	18,000	17,665
Halliburton Co.	4.850%	11/15/35	5,000	4,918
Halliburton Co.	6.700%	9/15/38	10,240	12,072
Halliburton Co.	7.450%	9/15/39	5,484	6,993

81

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Halliburton Co.	4.500%	11/15/41	5,196	4,729
Halliburton Co.	4.750%	8/1/43	9,150	8,613
Halliburton Co.	5.000%	11/15/45	15,575	15,382
Hess Corp.	8.125%	2/15/19	12,574	14,233
Hess Corp.	3.500%	7/15/24	5,250	4,589
Hess Corp.	7.875%	10/1/29	5,933	6,451
Hess Corp.	7.300%	8/15/31	4,628	4,614
Hess Corp.	7.125%	3/15/33	4,642	4,531
Hess Corp.	6.000%	1/15/40	10,368	9,137
Hess Corp.	5.600%	2/15/41	8,231	6,893
Husky Energy Inc.	6.150%	6/15/19	800	859
Husky Energy Inc.	7.250%	12/15/19	6,416	7,164
Husky Energy Inc.	3.950%	4/15/22	2,921	2,705
Husky Energy Inc.	4.000%	4/15/24	9,830	9,056
Husky Energy Inc.	6.800%	9/15/37	2,600	2,714
Kerr-McGee Corp.	6.950%	7/1/24	8,820	9,474
Kerr-McGee Corp.	7.875%	9/15/31	1,704	1,839
Kinder Morgan Energy Partners LP	3.500%	3/1/16	310	310
Kinder Morgan Energy Partners LP	6.000%	2/1/17	245	250
Kinder Morgan Energy Partners LP	5.950%	2/15/18	11,440	11,729
Kinder Morgan Energy Partners LP	2.650%	2/1/19	13,765	12,815
Kinder Morgan Energy Partners LP	6.850%	2/15/20	4,960	5,139
Kinder Morgan Energy Partners LP	6.500%	4/1/20	2,200	2,246
Kinder Morgan Energy Partners LP	3.500%	3/1/21	5,625	5,124
Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,415	5,391
Kinder Morgan Energy Partners LP	5.000%	10/1/21	10,450	9,852
Kinder Morgan Energy Partners LP	4.150%	3/1/22	4,000	3,555
Kinder Morgan Energy Partners LP	3.950%	9/1/22	8,000	6,967
Kinder Morgan Energy Partners LP	3.450%	2/15/23	6,880	5,718
Kinder Morgan Energy Partners LP	3.500%	9/1/23	9,699	8,043
Kinder Morgan Energy Partners LP	4.300%	5/1/24	4,300	3,697
Kinder Morgan Energy Partners LP	4.250%	9/1/24	7,870	6,697
Kinder Morgan Energy Partners LP	7.400%	3/15/31	10	9
Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,465	2,236
Kinder Morgan Energy Partners LP	5.800%	3/15/35	5,680	4,525
Kinder Morgan Energy Partners LP	6.500%	2/1/37	20,690	17,588
Kinder Morgan Energy Partners LP	6.950%	1/15/38	4,050	3,601
Kinder Morgan Energy Partners LP	6.500%	9/1/39	5,695	4,777
Kinder Morgan Energy Partners LP	6.550%	9/15/40	5,000	4,252
Kinder Morgan Energy Partners LP	7.500%	11/15/40	6,331	5,774
Kinder Morgan Energy Partners LP	5.625%	9/1/41	10,600	7,945
Kinder Morgan Energy Partners LP	5.000%	8/15/42	1,345	988
Kinder Morgan Energy Partners LP	4.700%	11/1/42	7,369	5,213
Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,691	1,240
Kinder Morgan Energy Partners LP	5.500%	3/1/44	10,845	8,461
Kinder Morgan Energy Partners LP	5.400%	9/1/44	809	612
Kinder Morgan Inc.	7.000%	6/15/17	6,600	6,801
Kinder Morgan Inc.	2.000%	12/1/17	5,000	4,817
Kinder Morgan Inc.	3.050%	12/1/19	9,925	9,187
Kinder Morgan Inc.	4.300%	6/1/25	2,250	1,969
Kinder Morgan Inc.	7.800%	8/1/31	4,550	4,269
Kinder Morgan Inc.	7.750%	1/15/32	9,050	8,588
Kinder Morgan Inc.	5.300%	12/1/34	10,475	8,227
Kinder Morgan Inc.	5.550%	6/1/45	11,650	9,068
Kinder Morgan Inc.	5.050%	2/15/46	3,625	2,687
Magellan Midstream Partners LP	6.400%	7/15/18	9,010	9,632
Magellan Midstream Partners LP	6.550%	7/15/19	9,640	10,474
Magellan Midstream Partners LP	4.250%	2/1/21	3,945	3,981
Magellan Midstream Partners LP	3.200%	3/15/25	925	814
Magellan Midstream Partners LP	6.400%	5/1/37	2,900	2,889
Magellan Midstream Partners LP	4.200%	12/1/42	2,100	1,547
Magellan Midstream Partners LP	4.200%	3/15/45	2,200	1,602
Marathon Oil Corp.	6.000%	10/1/17	13,905	14,173
Marathon Oil Corp.	5.900%	3/15/18	4,057	4,101

82

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marathon Oil Corp.	2.700%	6/1/20	4,515	3,970
Marathon Oil Corp.	2.800%	11/1/22	11,596	9,273
Marathon Oil Corp.	3.850%	6/1/25	23,765	18,980
Marathon Oil Corp.	6.800%	3/15/32	7,117	6,419
Marathon Oil Corp.	6.600%	10/1/37	4,438	3,793
Marathon Oil Corp.	5.200%	6/1/45	6,050	4,266
Marathon Petroleum Corp.	2.700%	12/14/18	5,500	5,458
Marathon Petroleum Corp.	3.400%	12/15/20	4,700	4,614
Marathon Petroleum Corp.	5.125%	3/1/21	11,615	12,196
Marathon Petroleum Corp.	3.625%	9/15/24	6,025	5,620
Marathon Petroleum Corp.	6.500%	3/1/41	14,305	14,337
Marathon Petroleum Corp.	4.750%	9/15/44	1,800	1,466
Marathon Petroleum Corp.	5.850%	12/15/45	3,600	3,369
Marathon Petroleum Corp.	5.000%	9/15/54	1,800	1,432
Murphy Oil Corp.	3.700%	12/1/22	5,204	3,935
Murphy Oil Corp.	7.050%	5/1/29	4,785	4,142
Murphy Oil Corp.	5.125%	12/1/42	2,186	1,343
Nabors Industries Inc.	6.150%	2/15/18	20,785	21,273
Nabors Industries Inc.	9.250%	1/15/19	1,725	1,773
Nabors Industries Inc.	5.000%	9/15/20	2,325	2,073
Nabors Industries Inc.	5.100%	9/15/23	3,825	3,033
National Fuel Gas Co.	6.500%	4/15/18	3,000	3,222
National Fuel Gas Co.	8.750%	5/1/19	1,600	1,817
National Fuel Gas Co.	4.900%	12/1/21	550	565
National Fuel Gas Co.	3.750%	3/1/23	3,760	3,482
National Fuel Gas Co.	5.200%	7/15/25	1,900	1,743
National Oilwell Varco Inc.	1.350%	12/1/17	13,150	12,865
National Oilwell Varco Inc.	2.600%	12/1/22	23,091	20,210
National Oilwell Varco Inc.	3.950%	12/1/42	8,598	6,568
Noble Energy Inc.	8.250%	3/1/19	9,799	10,959
Noble Energy Inc.	4.150%	12/15/21	9,015	8,798
Noble Energy Inc.	5.875%	6/1/22	120	113
Noble Energy Inc.	5.875%	6/1/24	2,500	2,398
Noble Energy Inc.	8.000%	4/1/27	525	604
Noble Energy Inc.	6.000%	3/1/41	22,601	19,396
Noble Energy Inc.	5.250%	11/15/43	8,225	6,487
Noble Energy Inc.	5.050%	11/15/44	3,025	2,436
Noble Holding International Ltd.	4.900%	8/1/20	3,350	2,545
Noble Holding International Ltd.	4.625%	3/1/21	2,020	1,420
Noble Holding International Ltd.	3.950%	3/15/22	8,840	5,838
Noble Holding International Ltd.	5.950%	4/1/25	4,300	2,986
Noble Holding International Ltd.	6.200%	8/1/40	4,468	2,608
Noble Holding International Ltd.	6.050%	3/1/41	1,220	729
Noble Holding International Ltd.	5.250%	3/15/42	1,495	816
Noble Holding International Ltd.	6.950%	4/1/45	3,500	2,177
Occidental Petroleum Corp.	1.750%	2/15/17	7,713	7,726
Occidental Petroleum Corp.	1.500%	2/15/18	2,250	2,215
Occidental Petroleum Corp.	4.100%	2/1/21	20,135	21,122
Occidental Petroleum Corp.	3.125%	2/15/22	4,885	4,790
Occidental Petroleum Corp.	2.700%	2/15/23	10,968	10,314
Occidental Petroleum Corp.	3.500%	6/15/25	16,550	16,120
Occidental Petroleum Corp.	4.625%	6/15/45	7,750	7,501
Oceaneering International Inc.	4.650%	11/15/24	4,331	3,649
ONEOK Partners LP	8.625%	3/1/19	10,150	11,195
ONEOK Partners LP	3.375%	10/1/22	14,802	11,834
ONEOK Partners LP	4.900%	3/15/25	5,700	4,802
ONEOK Partners LP	6.650%	10/1/36	13,873	11,469
ONEOK Partners LP	6.850%	10/15/37	1,575	1,322
ONEOK Partners LP	6.125%	2/1/41	5,165	3,948
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	13,357	14,224
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	300	330
Petro-Canada	6.050%	5/15/18	12,660	13,616
Petro-Canada	7.875%	6/15/26	2,800	3,613
Petro-Canada	5.350%	7/15/33	4,825	5,036

83

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Petro-Canada	5.950%	5/15/35	8,560	8,547
Petro-Canada	6.800%	5/15/38	8,159	8,836
Phillips 66	2.950%	5/1/17	47,560	48,204
Phillips 66	4.300%	4/1/22	16,440	17,002
Phillips 66	4.650%	11/15/34	3,887	3,645
Phillips 66	5.875%	5/1/42	13,188	13,283
Phillips 66	4.875%	11/15/44	20,856	18,484
Phillips 66 Partners LP	2.646%	2/15/20	1,850	1,754
Phillips 66 Partners LP	3.605%	2/15/25	7,618	6,689
Phillips 66 Partners LP	4.680%	2/15/45	2,050	1,527
Pioneer Natural Resources Co.	6.875%	5/1/18	9,800	10,435
Pioneer Natural Resources Co.	3.450%	1/15/21	3,100	2,863
Pioneer Natural Resources Co.	3.950%	7/15/22	8,060	7,358
Pioneer Natural Resources Co.	4.450%	1/15/26	4,250	3,821
Pioneer Natural Resources Co.	7.200%	1/15/28	2,400	2,563
Plains All American Pipeline LP / PAA Finance Corp.	6.125%	1/15/17	4,440	4,562
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	4,210	4,328
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	2,986	3,281
Plains All American Pipeline LP / PAA Finance Corp.	2.600%	12/15/19	100	89
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	9,856	9,752
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	6,512	6,231
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	4,154	3,546
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	11,470	9,453
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	3,834	3,238
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	17,220	13,846
Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	7,308	6,359
Plains All American Pipeline LP / PAA Finance Corp.	6.700%	5/15/36	400	356
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	2,300	2,022
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	6,675	4,852
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	13,297	8,728
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	4,310	3,001
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	200	144
Pride International Inc.	8.500%	6/15/19	725	706
Pride International Inc.	6.875%	8/15/20	10,672	9,914
Pride International Inc.	7.875%	8/15/40	9,720	7,651
Questar Corp.	2.750%	2/1/16	680	681
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.750%	9/1/20	50	49
Regency Energy Partners LP / Regency Energy Finance
Corp.	6.500%	7/15/21	3,550	3,568
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	7,565	7,187
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	19,550	17,546
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.500%	4/15/23	6,700	6,097
Regency Energy Partners LP / Regency Energy Finance
Corp.	4.500%	11/1/23	13,700	11,953
Repsol Oil & Gas Canada Inc.	7.750%	6/1/19	26,223	28,223
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	5,579	5,091
Rowan Cos. Inc.	7.875%	8/1/19	4,035	3,999
Rowan Cos. Inc.	4.875%	6/1/22	6,200	4,558
Rowan Cos. Inc.	4.750%	1/15/24	3,175	2,259
Rowan Cos. Inc.	5.400%	12/1/42	7,430	4,449
Rowan Cos. Inc.	5.850%	1/15/44	1,420	856
Schlumberger Investment SA	3.650%	12/1/23	9,825	10,048
SESI LLC	7.125%	12/15/21	625	553
Shell International Finance BV	1.125%	8/21/17	9,185	9,125
Shell International Finance BV	1.250%	11/10/17	4,000	3,979
Shell International Finance BV	1.900%	8/10/18	31,340	31,311
Shell International Finance BV	1.625%	11/10/18	7,700	7,620
Shell International Finance BV	2.000%	11/15/18	8,950	8,932
Shell International Finance BV	4.300%	9/22/19	28,250	30,120
Shell International Finance BV	4.375%	3/25/20	7,950	8,522

84

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shell International Finance BV	2.125%	5/11/20	12,375	12,133
Shell International Finance BV	2.250%	11/10/20	1,450	1,427
Shell International Finance BV	2.375%	8/21/22	7,015	6,696
Shell International Finance BV	2.250%	1/6/23	10,553	9,765
Shell International Finance BV	3.400%	8/12/23	9,520	9,482
Shell International Finance BV	3.250%	5/11/25	18,950	18,310
Shell International Finance BV	4.125%	5/11/35	17,700	16,841
Shell International Finance BV	6.375%	12/15/38	31,242	37,243
Shell International Finance BV	5.500%	3/25/40	6,908	7,437
Shell International Finance BV	4.550%	8/12/43	12,891	12,262
Shell International Finance BV	4.375%	5/11/45	18,775	17,742
8 Southern Natural Gas Co. LLC	5.900%	4/1/17	5,715	5,811
Southern Natural Gas Co. LLC	8.000%	3/1/32	8,150	8,004
Southern Natural Gas Co. LLC / Southern Natural
Issuing Corp.	4.400%	6/15/21	6,443	5,985
Southwestern Energy Co.	3.300%	1/23/18	4,268	3,362
Southwestern Energy Co.	7.500%	2/1/18	12,304	10,458
Southwestern Energy Co.	4.050%	1/23/20	18,002	13,051
Southwestern Energy Co.	4.100%	3/15/22	10,412	6,547
Southwestern Energy Co.	4.950%	1/23/25	150	95
Spectra Energy Capital LLC	6.200%	4/15/18	14,100	14,939
Spectra Energy Capital LLC	6.750%	2/15/32	3,050	3,034
Spectra Energy Capital LLC	7.500%	9/15/38	895	895
Spectra Energy Partners LP	2.950%	9/25/18	575	565
Spectra Energy Partners LP	4.750%	3/15/24	2,600	2,534
Spectra Energy Partners LP	3.500%	3/15/25	16,770	14,729
Spectra Energy Partners LP	5.950%	9/25/43	500	477
Spectra Energy Partners LP	4.500%	3/15/45	9,550	7,339
Suncor Energy Inc.	6.100%	6/1/18	1,775	1,906
Suncor Energy Inc.	3.600%	12/1/24	1,265	1,199
Suncor Energy Inc.	7.150%	2/1/32	4,903	5,609
Suncor Energy Inc.	5.950%	12/1/34	260	259
Suncor Energy Inc.	6.500%	6/15/38	18,002	19,732
Suncor Energy Inc.	6.850%	6/1/39	3,109	3,363
Sunoco Logistics Partners Operations LP	5.500%	2/15/20	3,305	3,428
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	25,850	25,053
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	1,014	856
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	2,250	1,948
Sunoco Logistics Partners Operations LP	5.950%	12/1/25	6,700	6,447
Sunoco Logistics Partners Operations LP	6.850%	2/15/40	750	663
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	10,440	8,403
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	225	159
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	4,375	3,255
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	5,925	4,405
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,720	1,664
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	1,342	1,293
Texas Eastern Transmission LP	7.000%	7/15/32	5,000	5,491
Tosco Corp.	7.800%	1/1/27	875	1,065
Tosco Corp.	8.125%	2/15/30	17,805	21,950
Total Capital Canada Ltd.	1.450%	1/15/18	7,264	7,232
Total Capital Canada Ltd.	2.750%	7/15/23	22,415	21,556
Total Capital International SA	1.000%	8/12/16	1,740	1,740
Total Capital International SA	1.500%	2/17/17	300	300
Total Capital International SA	1.550%	6/28/17	10,000	9,998
Total Capital International SA	2.125%	1/10/19	12,960	12,949
Total Capital International SA	2.100%	6/19/19	8,400	8,464
Total Capital International SA	2.750%	6/19/21	23,625	23,529
Total Capital International SA	2.875%	2/17/22	6,465	6,409
Total Capital International SA	2.700%	1/25/23	7,800	7,432
Total Capital International SA	3.700%	1/15/24	14,825	15,020
Total Capital International SA	3.750%	4/10/24	9,480	9,642
Total Capital SA	2.125%	8/10/18	11,460	11,489
Total Capital SA	4.450%	6/24/20	7,565	8,111
Total Capital SA	4.125%	1/28/21	18,075	19,294

85

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
TransCanada PipeLines Ltd.	1.625%	11/9/17	24,500	24,376
TransCanada PipeLines Ltd.	6.500%	8/15/18	16,655	18,203
TransCanada PipeLines Ltd.	7.125%	1/15/19	925	1,031
TransCanada PipeLines Ltd.	3.800%	10/1/20	19,050	19,503
TransCanada PipeLines Ltd.	2.500%	8/1/22	11,655	10,730
TransCanada PipeLines Ltd.	4.625%	3/1/34	5,100	4,808
TransCanada PipeLines Ltd.	5.600%	3/31/34	3,055	3,095
TransCanada PipeLines Ltd.	5.850%	3/15/36	14,410	14,800
TransCanada PipeLines Ltd.	6.200%	10/15/37	8,035	8,456
TransCanada PipeLines Ltd.	7.250%	8/15/38	5,436	6,481
TransCanada PipeLines Ltd.	7.625%	1/15/39	7,774	9,572
TransCanada PipeLines Ltd.	5.000%	10/16/43	6,400	5,901
5 TransCanada PipeLines Ltd.	6.350%	5/15/67	14,811	11,219
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	18	13
Valero Energy Corp.	9.375%	3/15/19	9,926	11,755
Valero Energy Corp.	6.125%	2/1/20	12,690	14,004
Valero Energy Corp.	3.650%	3/15/25	1,050	988
Valero Energy Corp.	7.500%	4/15/32	10,671	11,618
Valero Energy Corp.	6.625%	6/15/37	9,528	9,478
Valero Energy Corp.	10.500%	3/15/39	323	441
Valero Energy Corp.	4.900%	3/15/45	6,725	5,567
Western Gas Partners LP	2.600%	8/15/18	5,700	5,507
Western Gas Partners LP	5.375%	6/1/21	5,075	5,138
Western Gas Partners LP	3.950%	6/1/25	4,755	3,992
Western Gas Partners LP	5.450%	4/1/44	8,150	6,469
Williams Cos. Inc.	7.875%	9/1/21	694	624
Williams Cos. Inc.	4.550%	6/24/24	12,960	9,007
Williams Cos. Inc.	7.500%	1/15/31	6,696	4,620
Williams Cos. Inc.	7.750%	6/15/31	2,085	1,535
Williams Cos. Inc.	8.750%	3/15/32	3,749	2,788
Williams Cos. Inc.	5.750%	6/24/44	6,335	3,706
Williams Partners LP	5.250%	3/15/20	7,375	6,850
Williams Partners LP	4.000%	11/15/21	4,425	3,692
Williams Partners LP	3.600%	3/15/22	21,560	16,960
Williams Partners LP	3.350%	8/15/22	9,500	7,353
Williams Partners LP	4.500%	11/15/23	3,800	3,077
Williams Partners LP	4.300%	3/4/24	13,325	10,560
Williams Partners LP	3.900%	1/15/25	9,891	7,435
Williams Partners LP	4.000%	9/15/25	5,060	3,789
Williams Partners LP	6.300%	4/15/40	2,840	2,181
Williams Partners LP	5.800%	11/15/43	15,205	10,630
Williams Partners LP	5.400%	3/4/44	4,000	2,680
Williams Partners LP	4.900%	1/15/45	1,085	691
Williams Partners LP	5.100%	9/15/45	5,140	3,383
Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	6,305	5,076
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	9,848	7,878
Williams Partners LP/Williams Partners Finance Corp.	7.250%	2/1/17	11,225	11,684
XTO Energy Inc.	6.250%	8/1/17	9,075	9,779
XTO Energy Inc.	5.500%	6/15/18	500	545
XTO Energy Inc.	6.750%	8/1/37	600	824
Other Industrial (0.1%)
California Institute of Technology GO	4.321%	8/1/45	700	726
California Institute of Technology GO	4.700%	11/1/11	11,700	11,293
CBRE Services Inc.	5.250%	3/15/25	5,425	5,500
CBRE Services Inc.	4.875%	3/1/26	13,435	13,351
Cintas Corp. No 2	6.125%	12/1/17	1,625	1,756
Cintas Corp. No 2	3.250%	6/1/22	4,015	4,052
Fluor Corp.	3.375%	9/15/21	2,025	2,066
Fluor Corp.	3.500%	12/15/24	10,459	10,467
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	8,791	9,144
5 Johns Hopkins University Maryland GO	4.083%	7/1/53	4,125	4,081
5 Massachusetts Institute of Technology GO	3.959%	7/1/38	7,975	8,231
Massachusetts Institute of Technology GO	5.600%	7/1/11	9,085	11,151

86

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts Institute of Technology GO	4.678%	7/1/14	4,450	4,623
5 Northwestern University	3.868%	12/1/48	100	98
5 Northwestern University Illinois GO	3.688%	12/1/38	5,650	5,705
5 Northwestern University Illinois GO	4.643%	12/1/44	3,750	4,228
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	2,500	2,455
5 University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	4,500	4,223
University of Pennsylvania GO	4.674%	9/1/12	10,350	10,379
Yale University Connecticut GO	2.086%	4/15/19	7,865	7,926
Technology (1.7%)
Adobe Systems Inc.	4.750%	2/1/20	6,150	6,665
Adobe Systems Inc.	3.250%	2/1/25	11,333	11,054
Altera Corp.	1.750%	5/15/17	10,210	10,249
Altera Corp.	2.500%	11/15/18	15,865	16,088
Altera Corp.	4.100%	11/15/23	6,530	6,829
Amphenol Corp.	1.550%	9/15/17	1,650	1,645
Amphenol Corp.	2.550%	1/30/19	14,890	14,917
Amphenol Corp.	4.000%	2/1/22	640	653
Analog Devices Inc.	2.875%	6/1/23	5,525	5,305
Apple Inc.	1.050%	5/5/17	11,750	11,757
Apple Inc.	0.900%	5/12/17	6,100	6,089
Apple Inc.	1.000%	5/3/18	31,543	31,305
Apple Inc.	2.100%	5/6/19	17,300	17,507
Apple Inc.	1.550%	2/7/20	9,620	9,470
Apple Inc.	2.000%	5/6/20	7,300	7,282
Apple Inc.	2.850%	5/6/21	60,765	62,253
Apple Inc.	2.150%	2/9/22	14,420	14,048
Apple Inc.	2.700%	5/13/22	22,950	23,003
Apple Inc.	2.400%	5/3/23	52,617	51,265
Apple Inc.	3.450%	5/6/24	15,562	16,121
Apple Inc.	2.500%	2/9/25	14,020	13,412
Apple Inc.	3.200%	5/13/25	13,840	13,985
Apple Inc.	3.850%	5/4/43	34,680	31,970
Apple Inc.	4.450%	5/6/44	9,975	10,086
Apple Inc.	3.450%	2/9/45	11,428	9,823
Apple Inc.	4.375%	5/13/45	11,400	11,407
Applied Materials Inc.	2.625%	10/1/20	8,025	8,020
Applied Materials Inc.	4.300%	6/15/21	8,105	8,639
Applied Materials Inc.	3.900%	10/1/25	12,650	12,670
Applied Materials Inc.	5.100%	10/1/35	4,500	4,567
Applied Materials Inc.	5.850%	6/15/41	7,036	7,624
Arrow Electronics Inc.	3.000%	3/1/18	2,500	2,498
Arrow Electronics Inc.	5.125%	3/1/21	1,185	1,245
Arrow Electronics Inc.	3.500%	4/1/22	4,350	4,177
Arrow Electronics Inc.	4.500%	3/1/23	2,154	2,176
Arrow Electronics Inc.	4.000%	4/1/25	6,250	5,988
Autodesk Inc.	1.950%	12/15/17	9,014	8,977
Autodesk Inc.	3.125%	6/15/20	2,500	2,482
Autodesk Inc.	3.600%	12/15/22	1,675	1,636
Autodesk Inc.	4.375%	6/15/25	2,100	2,069
Avnet Inc.	6.625%	9/15/16	900	929
Avnet Inc.	5.875%	6/15/20	120	130
Avnet Inc.	4.875%	12/1/22	4,725	4,846
Baidu Inc.	2.250%	11/28/17	5,250	5,258
Baidu Inc.	3.250%	8/6/18	2,800	2,838
Baidu Inc.	2.750%	6/9/19	3,875	3,851
Baidu Inc.	3.500%	11/28/22	14,975	14,757
Broadcom Corp.	2.700%	11/1/18	7,105	7,174
Broadcom Corp.	2.500%	8/15/22	10,865	10,812
Broadcom Corp.	3.500%	8/1/24	4,870	4,884
Broadridge Financial Solutions Inc.	3.950%	9/1/20	2,425	2,514
CA Inc.	2.875%	8/15/18	3,000	3,016
CA Inc.	5.375%	12/1/19	3,525	3,818

87

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CA Inc.	3.600%	8/1/20	6,525	6,669
CA Inc.	4.500%	8/15/23	4,950	5,023
Cadence Design Systems Inc.	4.375%	10/15/24	725	719
Cisco Systems Inc.	1.100%	3/3/17	7,380	7,383
Cisco Systems Inc.	3.150%	3/14/17	7,190	7,366
Cisco Systems Inc.	4.950%	2/15/19	35,850	39,182
Cisco Systems Inc.	2.125%	3/1/19	20,885	21,055
Cisco Systems Inc.	4.450%	1/15/20	32,025	34,865
Cisco Systems Inc.	2.450%	6/15/20	3,350	3,383
Cisco Systems Inc.	2.900%	3/4/21	1,800	1,853
Cisco Systems Inc.	3.625%	3/4/24	5,625	5,873
Cisco Systems Inc.	5.900%	2/15/39	29,558	36,189
Cisco Systems Inc.	5.500%	1/15/40	6,341	7,580
Computer Sciences Corp.	6.500%	3/15/18	4,950	5,342
Corning Inc.	1.450%	11/15/17	1,350	1,339
Corning Inc.	1.500%	5/8/18	6,750	6,638
Corning Inc.	6.625%	5/15/19	3,860	4,317
Corning Inc.	4.250%	8/15/20	7,474	7,844
Corning Inc.	2.900%	5/15/22	6,000	5,760
Corning Inc.	3.700%	11/15/23	4,925	4,852
Corning Inc.	7.250%	8/15/36	75	87
Corning Inc.	4.700%	3/15/37	7,168	6,915
Corning Inc.	5.750%	8/15/40	5,256	5,639
Dun & Bradstreet Corp.	3.250%	12/1/17	800	807
Dun & Bradstreet Corp.	4.375%	12/1/22	1,955	1,917
EMC Corp.	1.875%	6/1/18	21,929	20,461
EMC Corp.	2.650%	6/1/20	10,925	9,671
EMC Corp.	3.375%	6/1/23	16,013	12,985
Equifax Inc.	6.300%	7/1/17	1,075	1,143
Fidelity National Information Services Inc.	1.450%	6/5/17	150	148
Fidelity National Information Services Inc.	2.000%	4/15/18	1,917	1,885
Fidelity National Information Services Inc.	2.850%	10/15/18	8,250	8,278
Fidelity National Information Services Inc.	3.625%	10/15/20	17,000	17,228
Fidelity National Information Services Inc.	5.000%	3/15/22	8,294	8,595
Fidelity National Information Services Inc.	3.500%	4/15/23	9,000	8,603
Fidelity National Information Services Inc.	3.875%	6/5/24	2,350	2,267
Fidelity National Information Services Inc.	5.000%	10/15/25	4,350	4,489
Fiserv Inc.	2.700%	6/1/20	6,015	6,020
Fiserv Inc.	4.750%	6/15/21	175	188
Fiserv Inc.	3.500%	10/1/22	8,431	8,446
Fiserv Inc.	3.850%	6/1/25	10,275	10,259
Flextronics International Ltd.	4.625%	2/15/20	3,890	4,021
8 Flextronics International Ltd.	4.750%	6/15/25	4,720	4,596
Google Inc.	3.625%	5/19/21	12,755	13,565
8 Hewlett Packard Enterprise Co.	2.450%	10/5/17	27,800	27,783
8 Hewlett Packard Enterprise Co.	2.850%	10/5/18	18,300	18,290
8 Hewlett Packard Enterprise Co.	3.600%	10/15/20	22,525	22,584
8 Hewlett Packard Enterprise Co.	4.400%	10/15/22	20,000	19,929
8 Hewlett Packard Enterprise Co.	4.900%	10/15/25	27,150	26,652
8 Hewlett Packard Enterprise Co.	6.200%	10/15/35	4,775	4,600
8 Hewlett Packard Enterprise Co.	6.350%	10/15/45	22,775	21,691
HP Enterprise Services LLC	7.450%	10/15/29	1,950	2,266
HP Inc.	3.750%	12/1/20	1,149	1,139
HP Inc.	4.300%	6/1/21	14,455	14,387
HP Inc.	4.375%	9/15/21	16,420	16,044
HP Inc.	4.650%	12/9/21	26,975	26,866
HP Inc.	6.000%	9/15/41	8,993	7,802
Ingram Micro Inc.	4.950%	12/15/24	12,750	12,695
Intel Corp.	1.350%	12/15/17	16,646	16,667
Intel Corp.	2.450%	7/29/20	15,500	15,668
Intel Corp.	3.300%	10/1/21	15,694	16,251
Intel Corp.	3.100%	7/29/22	12,000	12,221
Intel Corp.	2.700%	12/15/22	12,320	12,189
Intel Corp.	3.700%	7/29/25	15,600	16,134

88

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Intel Corp.	4.000%	12/15/32	5,025	4,982
Intel Corp.	4.800%	10/1/41	24,054	25,106
Intel Corp.	4.250%	12/15/42	14,091	13,649
Intel Corp.	4.900%	7/29/45	9,250	9,756
International Business Machines Corp.	1.250%	2/6/17	7,100	7,121
International Business Machines Corp.	5.700%	9/14/17	18,586	19,936
International Business Machines Corp.	1.125%	2/6/18	22,725	22,578
International Business Machines Corp.	1.250%	2/8/18	1,300	1,295
International Business Machines Corp.	7.625%	10/15/18	10,506	12,118
International Business Machines Corp.	1.950%	2/12/19	15,350	15,420
International Business Machines Corp.	1.875%	5/15/19	1,000	998
International Business Machines Corp.	8.375%	11/1/19	4,741	5,859
International Business Machines Corp.	2.900%	11/1/21	800	810
International Business Machines Corp.	1.875%	8/1/22	3,300	3,112
International Business Machines Corp.	2.875%	11/9/22	9,600	9,526
International Business Machines Corp.	3.375%	8/1/23	14,100	14,302
International Business Machines Corp.	3.625%	2/12/24	12,800	13,121
International Business Machines Corp.	7.000%	10/30/25	2,965	3,804
International Business Machines Corp.	6.220%	8/1/27	10,050	12,394
International Business Machines Corp.	6.500%	1/15/28	620	778
International Business Machines Corp.	5.600%	11/30/39	10,380	12,073
International Business Machines Corp.	4.000%	6/20/42	11,342	10,552
Intuit Inc.	5.750%	3/15/17	4,365	4,574
Jabil Circuit Inc.	5.625%	12/15/20	2,150	2,263
Jabil Circuit Inc.	4.700%	9/15/22	150	146
Juniper Networks Inc.	3.300%	6/15/20	4,000	3,990
Juniper Networks Inc.	4.600%	3/15/21	3,830	4,003
Juniper Networks Inc.	4.500%	3/15/24	2,100	2,091
Juniper Networks Inc.	4.350%	6/15/25	1,550	1,512
Juniper Networks Inc.	5.950%	3/15/41	2,925	2,747
Keysight Technologies Inc.	3.300%	10/30/19	4,540	4,470
Keysight Technologies Inc.	4.550%	10/30/24	5,325	5,122
KLA-Tencor Corp.	2.375%	11/1/17	3,975	3,977
KLA-Tencor Corp.	3.375%	11/1/19	2,615	2,642
KLA-Tencor Corp.	4.125%	11/1/21	10,250	10,284
KLA-Tencor Corp.	4.650%	11/1/24	5,174	5,207
KLA-Tencor Corp.	5.650%	11/1/34	625	602
Lam Research Corp.	2.750%	3/15/20	4,515	4,370
Lam Research Corp.	3.800%	3/15/25	5,500	5,208
Lexmark International Inc.	6.650%	6/1/18	5,160	5,558
Maxim Integrated Products Inc.	3.375%	3/15/23	6,050	5,976
Microsoft Corp.	0.875%	11/15/17	1,350	1,346
Microsoft Corp.	1.000%	5/1/18	4,300	4,271
Microsoft Corp.	1.300%	11/3/18	28,800	28,720
Microsoft Corp.	4.200%	6/1/19	9,120	9,859
Microsoft Corp.	1.850%	2/12/20	4,650	4,663
Microsoft Corp.	3.000%	10/1/20	7,930	8,298
Microsoft Corp.	2.000%	11/3/20	24,625	24,626
Microsoft Corp.	2.375%	2/12/22	11,925	11,774
Microsoft Corp.	2.650%	11/3/22	10,000	9,987
Microsoft Corp.	2.125%	11/15/22	3,168	3,058
Microsoft Corp.	2.375%	5/1/23	2,210	2,177
Microsoft Corp.	3.625%	12/15/23	3,090	3,250
Microsoft Corp.	2.700%	2/12/25	9,550	9,293
Microsoft Corp.	3.125%	11/3/25	45,000	45,131
Microsoft Corp.	3.500%	2/12/35	12,525	11,566
Microsoft Corp.	4.200%	11/3/35	8,825	9,003
Microsoft Corp.	5.200%	6/1/39	5,563	6,323
Microsoft Corp.	4.500%	10/1/40	5,893	6,144
Microsoft Corp.	5.300%	2/8/41	5,985	6,877
Microsoft Corp.	3.500%	11/15/42	12,875	11,430
Microsoft Corp.	3.750%	5/1/43	1,981	1,834
Microsoft Corp.	4.875%	12/15/43	1,075	1,169
Microsoft Corp.	3.750%	2/12/45	16,500	15,205

89

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Microsoft Corp.	4.450%	11/3/45	42,025	43,431
Microsoft Corp.	4.000%	2/12/55	24,980	22,435
Microsoft Corp.	4.750%	11/3/55	9,000	9,261
Motorola Solutions Inc.	3.750%	5/15/22	6,975	6,366
Motorola Solutions Inc.	3.500%	3/1/23	900	786
Motorola Solutions Inc.	4.000%	9/1/24	3,600	3,097
Motorola Solutions Inc.	7.500%	5/15/25	410	449
Motorola Solutions Inc.	5.500%	9/1/44	6,050	4,672
NetApp Inc.	2.000%	12/15/17	5,905	5,870
NetApp Inc.	3.250%	12/15/22	1,025	977
Oracle Corp.	1.200%	10/15/17	20,175	20,177
Oracle Corp.	5.750%	4/15/18	19,852	21,671
Oracle Corp.	2.375%	1/15/19	20,250	20,526
Oracle Corp.	5.000%	7/8/19	17,162	18,898
Oracle Corp.	2.250%	10/8/19	14,735	14,895
Oracle Corp.	3.875%	7/15/20	13,690	14,625
Oracle Corp.	2.800%	7/8/21	11,355	11,501
Oracle Corp.	2.500%	5/15/22	15,390	15,087
Oracle Corp.	2.500%	10/15/22	14,898	14,542
Oracle Corp.	3.400%	7/8/24	37,035	37,555
Oracle Corp.	2.950%	5/15/25	31,080	30,332
Oracle Corp.	3.250%	5/15/30	12,025	11,272
Oracle Corp.	4.300%	7/8/34	15,770	15,649
Oracle Corp.	3.900%	5/15/35	16,244	15,353
Oracle Corp.	6.500%	4/15/38	5,740	7,221
Oracle Corp.	6.125%	7/8/39	7,878	9,541
Oracle Corp.	5.375%	7/15/40	33,363	37,032
Oracle Corp.	4.500%	7/8/44	9,600	9,599
Oracle Corp.	4.125%	5/15/45	14,700	13,919
Oracle Corp.	4.375%	5/15/55	16,175	14,935
Pitney Bowes Inc.	5.750%	9/15/17	6,980	7,427
Pitney Bowes Inc.	6.250%	3/15/19	200	218
Pitney Bowes Inc.	4.625%	3/15/24	12,525	12,319
QUALCOMM Inc.	1.400%	5/18/18	12,000	11,890
QUALCOMM Inc.	2.250%	5/20/20	9,435	9,354
QUALCOMM Inc.	3.450%	5/20/25	16,815	16,136
QUALCOMM Inc.	4.650%	5/20/35	6,275	5,820
QUALCOMM Inc.	4.800%	5/20/45	17,500	15,468
Seagate HDD Cayman	3.750%	11/15/18	18,050	17,915
Seagate HDD Cayman	4.750%	6/1/23	11,750	10,281
Seagate HDD Cayman	4.750%	1/1/25	9,975	8,317
8 Seagate HDD Cayman	4.875%	6/1/27	8,325	6,389
8 Seagate HDD Cayman	5.750%	12/1/34	4,375	3,106
Symantec Corp.	2.750%	6/15/17	4,415	4,424
Symantec Corp.	4.200%	9/15/20	7,125	7,402
Symantec Corp.	3.950%	6/15/22	4,925	4,892
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	5,944	6,113
Texas Instruments Inc.	1.650%	8/3/19	9,540	9,432
Total System Services Inc.	2.375%	6/1/18	3,045	3,020
Trimble Navigation Ltd.	4.750%	12/1/24	4,800	4,800
Tyco Electronics Group SA	6.550%	10/1/17	3,743	4,047
Tyco Electronics Group SA	2.350%	8/1/19	3,366	3,366
Tyco Electronics Group SA	3.500%	2/3/22	2,225	2,264
Tyco Electronics Group SA	3.450%	8/1/24	4,400	4,377
Tyco Electronics Group SA	7.125%	10/1/37	9,950	12,700
Verisk Analytics Inc.	5.800%	5/1/21	2,125	2,357
Verisk Analytics Inc.	4.125%	9/12/22	5,464	5,500
Verisk Analytics Inc.	4.000%	6/15/25	13,050	12,768
Verisk Analytics Inc.	5.500%	6/15/45	7,675	7,320
Xerox Corp.	6.750%	2/1/17	3,910	4,098
Xerox Corp.	2.950%	3/15/17	250	252
Xerox Corp.	6.350%	5/15/18	17,205	18,450
Xerox Corp.	2.750%	3/15/19	7,646	7,497
Xerox Corp.	5.625%	12/15/19	5,700	6,104

90

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Xerox Corp.	2.800%	5/15/20	4,300	4,102
Xerox Corp.	2.750%	9/1/20	2,700	2,554
Xerox Corp.	4.500%	5/15/21	6,215	6,289
Xerox Corp.	3.800%	5/15/24	1,850	1,720
Xilinx Inc.	2.125%	3/15/19	600	594
Xilinx Inc.	3.000%	3/15/21	13,675	13,702
Transportation (0.6%)
5 American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	3,795	3,843
5 American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	8,982	9,521
5 American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	6,546	6,546
5 American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	13,643	13,200
5 American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	2,494	2,413
5 American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	2,070	2,093
5 BNSF Funding Trust I	6.613%	12/15/55	420	468
Burlington Northern Santa Fe LLC	5.750%	3/15/18	7,047	7,609
Burlington Northern Santa Fe LLC	3.600%	9/1/20	5,800	6,032
Burlington Northern Santa Fe LLC	3.450%	9/15/21	6,875	7,054
Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,890	2,896
Burlington Northern Santa Fe LLC	3.050%	9/1/22	4,537	4,534
Burlington Northern Santa Fe LLC	3.000%	3/15/23	5,066	4,992
Burlington Northern Santa Fe LLC	3.850%	9/1/23	4,000	4,156
Burlington Northern Santa Fe LLC	3.750%	4/1/24	3,212	3,297
Burlington Northern Santa Fe LLC	3.400%	9/1/24	5,290	5,266
Burlington Northern Santa Fe LLC	3.000%	4/1/25	15,000	14,412
Burlington Northern Santa Fe LLC	3.650%	9/1/25	3,900	3,963
Burlington Northern Santa Fe LLC	7.000%	12/15/25	6,186	7,730
Burlington Northern Santa Fe LLC	7.950%	8/15/30	330	458
Burlington Northern Santa Fe LLC	6.200%	8/15/36	3,200	3,777
Burlington Northern Santa Fe LLC	6.150%	5/1/37	3,259	3,822
Burlington Northern Santa Fe LLC	5.750%	5/1/40	8,065	9,069
Burlington Northern Santa Fe LLC	5.050%	3/1/41	8,255	8,529
Burlington Northern Santa Fe LLC	5.400%	6/1/41	7,175	7,791
Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,750	1,788
Burlington Northern Santa Fe LLC	4.400%	3/15/42	5,523	5,250
Burlington Northern Santa Fe LLC	4.375%	9/1/42	6,600	6,246
Burlington Northern Santa Fe LLC	4.450%	3/15/43	9,995	9,538
Burlington Northern Santa Fe LLC	5.150%	9/1/43	7,275	7,673
Burlington Northern Santa Fe LLC	4.900%	4/1/44	6,870	7,050
Burlington Northern Santa Fe LLC	4.550%	9/1/44	1,885	1,812
Burlington Northern Santa Fe LLC	4.150%	4/1/45	4,400	3,997
Burlington Northern Santa Fe LLC	4.700%	9/1/45	2,700	2,687
Canadian National Railway Co.	1.450%	12/15/16	1,850	1,853
Canadian National Railway Co.	5.850%	11/15/17	175	188
Canadian National Railway Co.	5.550%	3/1/19	2,410	2,648
Canadian National Railway Co.	2.850%	12/15/21	1,185	1,191
Canadian National Railway Co.	2.250%	11/15/22	2,765	2,654
Canadian National Railway Co.	2.950%	11/21/24	1,100	1,088
Canadian National Railway Co.	6.900%	7/15/28	2,875	3,801
Canadian National Railway Co.	6.250%	8/1/34	1,075	1,357
Canadian National Railway Co.	6.200%	6/1/36	2,568	3,274
Canadian National Railway Co.	6.375%	11/15/37	2,068	2,681
Canadian National Railway Co.	3.500%	11/15/42	9,925	8,956
Canadian Pacific Railway Co.	6.500%	5/15/18	250	274
Canadian Pacific Railway Co.	7.250%	5/15/19	5,764	6,582
Canadian Pacific Railway Co.	4.450%	3/15/23	6,303	6,718
Canadian Pacific Railway Co.	2.900%	2/1/25	7,764	7,306
Canadian Pacific Railway Co.	3.700%	2/1/26	2,125	2,093
Canadian Pacific Railway Co.	7.125%	10/15/31	2,035	2,545
Canadian Pacific Railway Co.	5.750%	3/15/33	75	82
Canadian Pacific Railway Co.	4.800%	9/15/35	725	717
Canadian Pacific Railway Co.	5.950%	5/15/37	14,254	16,032
Canadian Pacific Railway Co.	4.800%	8/1/45	1,800	1,766
Canadian Pacific Railway Co.	6.125%	9/15/15	3,660	3,740

91

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	8,500	9,000
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	13,430	14,572
5	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	2,615	2,870
5	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	180	203
5	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	12,269	12,607
5	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	3,878	3,955
	CSX Corp.	7.900%	5/1/17	1,795	1,943
	CSX Corp.	6.250%	3/15/18	2,870	3,124
	CSX Corp.	7.375%	2/1/19	34,110	39,071
	CSX Corp.	3.700%	10/30/20	1,155	1,207
	CSX Corp.	4.250%	6/1/21	2,690	2,847
	CSX Corp.	3.700%	11/1/23	2,000	2,046
	CSX Corp.	3.350%	11/1/25	3,075	2,987
	CSX Corp.	6.000%	10/1/36	6,119	6,945
	CSX Corp.	6.150%	5/1/37	2,635	3,067
	CSX Corp.	6.220%	4/30/40	8,585	10,142
	CSX Corp.	5.500%	4/15/41	9,000	9,915
	CSX Corp.	4.750%	5/30/42	4,290	4,283
	CSX Corp.	4.400%	3/1/43	143	135
	CSX Corp.	4.100%	3/15/44	9,800	8,871
	CSX Corp.	3.950%	5/1/50	4,400	3,734
	CSX Corp.	4.500%	8/1/54	25	23
5	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	4,214	4,835
5	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	3,858	4,321
5	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	2,009	2,115
5	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	763	800
5	Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	4,025	4,070
	FedEx Corp.	8.000%	1/15/19	5,880	6,849
	FedEx Corp.	2.300%	2/1/20	4,200	4,212
	FedEx Corp.	2.625%	8/1/22	2,265	2,211
	FedEx Corp.	4.000%	1/15/24	500	521
	FedEx Corp.	3.200%	2/1/25	5,000	4,865
	FedEx Corp.	4.900%	1/15/34	300	309
	FedEx Corp.	3.900%	2/1/35	2,400	2,188
	FedEx Corp.	3.875%	8/1/42	1,675	1,448
	FedEx Corp.	4.100%	4/15/43	4,225	3,742
	FedEx Corp.	5.100%	1/15/44	7,500	7,773
	FedEx Corp.	4.100%	2/1/45	550	490
	FedEx Corp.	4.750%	11/15/45	8,575	8,479
	FedEx Corp.	4.500%	2/1/65	740	631
5	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	12,624	12,182
	JB Hunt Transport Services Inc.	2.400%	3/15/19	1,270	1,269
	JB Hunt Transport Services Inc.	3.300%	8/15/22	7,150	7,095
8	Kansas City Southern	2.350%	5/15/20	3,800	3,644
8	Kansas City Southern	3.000%	5/15/23	6,805	6,450
8	Kansas City Southern	4.300%	5/15/43	5,300	4,699
8	Kansas City Southern	4.950%	8/15/45	4,500	4,377
5,8	Latam Airlines 2015-1 Pass Through Trust A	4.200%	11/15/27	5,380	4,961
	Norfolk Southern Corp.	7.700%	5/15/17	3,240	3,503
	Norfolk Southern Corp.	5.750%	4/1/18	2,595	2,802
	Norfolk Southern Corp.	5.900%	6/15/19	9,350	10,402
	Norfolk Southern Corp.	3.250%	12/1/21	4,759	4,752
	Norfolk Southern Corp.	3.000%	4/1/22	6,358	6,286
	Norfolk Southern Corp.	2.903%	2/15/23	3,518	3,391
	Norfolk Southern Corp.	3.850%	1/15/24	2,000	2,037
	Norfolk Southern Corp.	5.590%	5/17/25	2,302	2,630
	Norfolk Southern Corp.	7.800%	5/15/27	4,800	6,332
	Norfolk Southern Corp.	7.250%	2/15/31	3,912	4,972
	Norfolk Southern Corp.	7.050%	5/1/37	2,000	2,515
	Norfolk Southern Corp.	4.837%	10/1/41	19,381	18,868
	Norfolk Southern Corp.	3.950%	10/1/42	100	85
	Norfolk Southern Corp.	4.450%	6/15/45	2,800	2,625
	Norfolk Southern Corp.	4.650%	1/15/46	2,300	2,206

92

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Norfolk Southern Corp.	7.900%	5/15/97	205	280
Norfolk Southern Corp.	6.000%	3/15/05	2,350	2,507
Norfolk Southern Corp.	6.000%	5/23/11	11,925	12,504
5 Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	660	736
Ryder System Inc.	3.500%	6/1/17	1,625	1,661
Ryder System Inc.	2.500%	3/1/18	3,907	3,901
Ryder System Inc.	2.450%	11/15/18	12,740	12,750
Ryder System Inc.	2.350%	2/26/19	13,637	13,613
Ryder System Inc.	2.550%	6/1/19	10,195	10,146
Ryder System Inc.	2.500%	5/11/20	3,050	2,992
Ryder System Inc.	2.875%	9/1/20	3,325	3,286
Southern Railway Co.	9.750%	6/15/20	1,559	1,990
Southwest Airlines Co.	2.750%	11/6/19	3,650	3,677
Southwest Airlines Co.	2.650%	11/5/20	6,680	6,647
5 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,293	1,445
5 Spirit Airlines Class A Pass Through Certificates Series
2015-1	4.100%	10/1/29	4,500	4,466
Trinity Industries Inc.	4.550%	10/1/24	2,980	2,731
5 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	1,497	1,579
Union Pacific Corp.	5.750%	11/15/17	155	167
Union Pacific Corp.	5.700%	8/15/18	1,181	1,300
Union Pacific Corp.	1.800%	2/1/20	2,525	2,489
Union Pacific Corp.	2.250%	6/19/20	11,775	11,776
Union Pacific Corp.	4.000%	2/1/21	2,475	2,647
Union Pacific Corp.	4.163%	7/15/22	27,619	29,884
Union Pacific Corp.	2.750%	4/15/23	1,475	1,457
Union Pacific Corp.	3.646%	2/15/24	1,405	1,467
Union Pacific Corp.	3.750%	3/15/24	1,440	1,509
Union Pacific Corp.	3.250%	8/15/25	23,325	23,593
Union Pacific Corp.	6.625%	2/1/29	2,310	2,969
Union Pacific Corp.	3.375%	2/1/35	7,000	6,350
Union Pacific Corp.	4.750%	9/15/41	8,422	8,979
Union Pacific Corp.	4.250%	4/15/43	1,156	1,158
Union Pacific Corp.	4.750%	12/15/43	3,909	4,200
Union Pacific Corp.	4.821%	2/1/44	3,634	3,934
Union Pacific Corp.	4.850%	6/15/44	645	698
Union Pacific Corp.	4.150%	1/15/45	1,000	985
Union Pacific Corp.	4.050%	11/15/45	1,880	1,832
Union Pacific Corp.	3.875%	2/1/55	8,700	7,631
Union Pacific Corp.	4.375%	11/15/65	7,580	7,024
5 Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	1,065	1,211
5 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	6,331	6,552
5 United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	9,130	9,336
5 United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	7,575	7,632
United Airlines 2015-1 Class A Pass Through Trust	3.700%	12/1/22	2,880	2,887
5 United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	11,625	11,640
United Parcel Service Inc.	1.125%	10/1/17	2,525	2,523
United Parcel Service Inc.	5.500%	1/15/18	2,815	3,052
United Parcel Service Inc.	5.125%	4/1/19	6,708	7,402
United Parcel Service Inc.	3.125%	1/15/21	8,574	8,921
United Parcel Service Inc.	2.450%	10/1/22	6,765	6,678
United Parcel Service Inc.	6.200%	1/15/38	17,971	23,100
United Parcel Service Inc.	4.875%	11/15/40	3,492	3,887
United Parcel Service Inc.	3.625%	10/1/42	3,768	3,484
United Parcel Service of America Inc.	8.375%	4/1/20	10	12
United Parcel Service of America Inc.	8.375%	4/1/30	1,513	2,121
5 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	927	932
5 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,762	1,828
				23,761,953
Utilities (2.0%)
Electric (1.9%)
AEP Texas Central Co.	6.650%	2/15/33	4,550	5,548
Alabama Power Co.	2.800%	4/1/25	3,600	3,474

93

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alabama Power Co.	6.125%	5/15/38	168	204
Alabama Power Co.	6.000%	3/1/39	145	172
Alabama Power Co.	5.500%	3/15/41	475	538
Alabama Power Co.	5.200%	6/1/41	2,800	3,054
Alabama Power Co.	4.100%	1/15/42	5,125	4,872
Alabama Power Co.	3.850%	12/1/42	1,250	1,148
Alabama Power Co.	4.150%	8/15/44	3,575	3,413
Alabama Power Co.	3.750%	3/1/45	3,750	3,374
Ameren Corp.	2.700%	11/15/20	10,025	9,985
Ameren Corp.	3.650%	2/15/26	4,690	4,670
Ameren Illinois Co.	6.125%	11/15/17	1,424	1,539
Ameren Illinois Co.	2.700%	9/1/22	12,731	12,517
Ameren Illinois Co.	3.250%	3/1/25	1,335	1,343
Ameren Illinois Co.	4.800%	12/15/43	2,575	2,783
Ameren Illinois Co.	4.300%	7/1/44	3,324	3,340
Ameren Illinois Co.	4.150%	3/15/46	2,700	2,686
American Electric Power Co. Inc.	1.650%	12/15/17	5,325	5,285
American Electric Power Co. Inc.	2.950%	12/15/22	4,850	4,790
Appalachian Power Co.	4.600%	3/30/21	5,372	5,732
Appalachian Power Co.	3.400%	6/1/25	5,025	4,906
Appalachian Power Co.	5.800%	10/1/35	2,693	2,979
Appalachian Power Co.	6.375%	4/1/36	2,800	3,246
Appalachian Power Co.	4.450%	6/1/45	6,700	6,403
Arizona Public Service Co.	8.750%	3/1/19	1,555	1,847
Arizona Public Service Co.	3.350%	6/15/24	2,625	2,666
Arizona Public Service Co.	3.150%	5/15/25	4,350	4,332
Arizona Public Service Co.	5.500%	9/1/35	3,580	4,084
Arizona Public Service Co.	4.500%	4/1/42	8,388	8,609
Arizona Public Service Co.	4.700%	1/15/44	4,651	4,944
Arizona Public Service Co.	4.350%	11/15/45	725	733
Atlantic City Electric Co.	7.750%	11/15/18	2,680	3,093
Baltimore Gas & Electric Co.	5.900%	10/1/16	3,535	3,654
Baltimore Gas & Electric Co.	3.500%	11/15/21	1,738	1,802
Baltimore Gas & Electric Co.	3.350%	7/1/23	7,650	7,746
Baltimore Gas & Electric Co.	6.350%	10/1/36	643	801
Berkshire Hathaway Energy Co.	1.100%	5/15/17	9,900	9,816
Berkshire Hathaway Energy Co.	5.750%	4/1/18	19,708	21,291
Berkshire Hathaway Energy Co.	2.000%	11/15/18	2,500	2,484
Berkshire Hathaway Energy Co.	2.400%	2/1/20	5,500	5,448
Berkshire Hathaway Energy Co.	3.750%	11/15/23	7,699	7,899
Berkshire Hathaway Energy Co.	3.500%	2/1/25	6,750	6,693
Berkshire Hathaway Energy Co.	8.480%	9/15/28	555	788
Berkshire Hathaway Energy Co.	6.125%	4/1/36	4,486	5,230
Berkshire Hathaway Energy Co.	5.950%	5/15/37	8,250	9,423
Berkshire Hathaway Energy Co.	6.500%	9/15/37	1,305	1,590
Berkshire Hathaway Energy Co.	5.150%	11/15/43	6,649	7,022
Berkshire Hathaway Energy Co.	4.500%	2/1/45	6,550	6,260
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	5,300	5,089
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	11,122	10,003
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,200	1,239
CenterPoint Energy Inc.	6.500%	5/1/18	470	513
Cleco Power LLC	6.500%	12/1/35	4,300	4,999
Cleco Power LLC	6.000%	12/1/40	4,075	4,576
Cleveland Electric Illuminating Co.	7.880%	11/1/17	2,767	3,045
Cleveland Electric Illuminating Co.	5.500%	8/15/24	5,590	6,295
CMS Energy Corp.	8.750%	6/15/19	9,710	11,613
CMS Energy Corp.	6.250%	2/1/20	3,476	3,944
CMS Energy Corp.	5.050%	3/15/22	1,275	1,397
CMS Energy Corp.	3.875%	3/1/24	2,524	2,574
CMS Energy Corp.	3.600%	11/15/25	1,600	1,591
CMS Energy Corp.	4.700%	3/31/43	6,300	6,239
CMS Energy Corp.	4.875%	3/1/44	2,300	2,332
Commonwealth Edison Co.	5.950%	8/15/16	11,620	11,966
Commonwealth Edison Co.	6.150%	9/15/17	13,675	14,691

94

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Commonwealth Edison Co.	5.800%	3/15/18	10,705	11,607
Commonwealth Edison Co.	4.000%	8/1/20	3,795	4,013
Commonwealth Edison Co.	3.400%	9/1/21	4,650	4,827
Commonwealth Edison Co.	3.100%	11/1/24	625	619
Commonwealth Edison Co.	5.875%	2/1/33	590	695
Commonwealth Edison Co.	5.900%	3/15/36	3,086	3,687
Commonwealth Edison Co.	6.450%	1/15/38	9,223	11,779
Commonwealth Edison Co.	3.800%	10/1/42	2,314	2,134
Commonwealth Edison Co.	4.600%	8/15/43	3,315	3,431
Commonwealth Edison Co.	4.700%	1/15/44	6,263	6,594
Commonwealth Edison Co.	3.700%	3/1/45	8,550	7,688
Commonwealth Edison Co.	4.350%	11/15/45	11,400	11,474
Connecticut Light & Power Co.	2.500%	1/15/23	6,940	6,722
Connecticut Light & Power Co.	6.350%	6/1/36	5,100	6,486
Connecticut Light & Power Co.	4.300%	4/15/44	7,075	7,108
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	765	829
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	1,200	1,370
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	13,240	15,031
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,250	2,439
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	6,475	7,221
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	4,890	5,809
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	3,020	3,655
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	750	914
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,080	1,392
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	553	628
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	6,725	7,880
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	18	17
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	22,535	22,531
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	10,950	11,052
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	4,957	4,873
Constellation Energy Group Inc.	5.150%	12/1/20	9,038	9,815
Consumers Energy Co.	6.125%	3/15/19	19,156	21,474
Consumers Energy Co.	6.700%	9/15/19	12,362	14,234
Consumers Energy Co.	2.850%	5/15/22	8,950	8,934
Consumers Energy Co.	3.375%	8/15/23	3,185	3,257
Consumers Energy Co.	3.950%	5/15/43	3,493	3,383
Consumers Energy Co.	4.100%	11/15/45	1,125	1,117
Consumers Energy Co.	4.350%	8/31/64	2,225	2,109
Dayton Power & Light Co.	1.875%	9/15/16	1,550	1,552
Delmarva Power & Light Co.	3.500%	11/15/23	3,525	3,618
Delmarva Power & Light Co.	4.000%	6/1/42	375	354
Dominion Resources Inc.	1.950%	8/15/16	7,675	7,708
Dominion Resources Inc.	1.400%	9/15/17	550	544
Dominion Resources Inc.	6.400%	6/15/18	300	328
Dominion Resources Inc.	2.500%	12/1/19	3,908	3,894
Dominion Resources Inc.	4.450%	3/15/21	8,754	9,287
Dominion Resources Inc.	3.625%	12/1/24	6,550	6,488
Dominion Resources Inc.	3.900%	10/1/25	925	926
Dominion Resources Inc.	6.300%	3/15/33	8,275	9,525
Dominion Resources Inc.	5.250%	8/1/33	2,195	2,282
Dominion Resources Inc.	5.950%	6/15/35	10,385	11,629
Dominion Resources Inc.	4.900%	8/1/41	3,895	3,822
Dominion Resources Inc.	4.050%	9/15/42	825	728
Dominion Resources Inc.	4.700%	12/1/44	7,525	7,338
5 Dominion Resources Inc.	5.750%	10/1/54	4,950	4,860
Dominion Resources Inc.	1.900%	6/15/18	300	297
DTE Electric Co.	3.450%	10/1/20	2,800	2,927
DTE Electric Co.	3.900%	6/1/21	600	639
DTE Electric Co.	2.650%	6/15/22	5,975	5,877
DTE Electric Co.	3.650%	3/15/24	11,900	12,440
DTE Electric Co.	3.375%	3/1/25	9,875	10,090
DTE Electric Co.	5.700%	10/1/37	1,170	1,401
DTE Electric Co.	3.950%	6/15/42	11,055	10,594
DTE Electric Co.	4.000%	4/1/43	6,575	6,372

95

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DTE Electric Co.	4.300%	7/1/44	375	381
DTE Electric Co.	3.700%	3/15/45	3,750	3,447
DTE Energy Co.	2.400%	12/1/19	5,858	5,834
DTE Energy Co.	3.500%	6/1/24	7,456	7,467
DTE Energy Co.	6.375%	4/15/33	4,275	5,195
Duke Energy Carolinas LLC	4.300%	6/15/20	5,900	6,385
Duke Energy Carolinas LLC	3.900%	6/15/21	925	982
Duke Energy Carolinas LLC	6.000%	12/1/28	5,170	6,204
Duke Energy Carolinas LLC	6.450%	10/15/32	1,575	1,917
Duke Energy Carolinas LLC	6.100%	6/1/37	11,026	13,329
Duke Energy Carolinas LLC	6.000%	1/15/38	6,145	7,582
Duke Energy Carolinas LLC	6.050%	4/15/38	4,586	5,698
Duke Energy Carolinas LLC	5.300%	2/15/40	3,198	3,669
Duke Energy Carolinas LLC	4.250%	12/15/41	5,600	5,582
Duke Energy Carolinas LLC	4.000%	9/30/42	3,045	2,933
Duke Energy Carolinas LLC	3.750%	6/1/45	5,300	4,907
Duke Energy Corp.	1.625%	8/15/17	9,491	9,478
Duke Energy Corp.	2.100%	6/15/18	8,575	8,590
Duke Energy Corp.	5.050%	9/15/19	11,200	12,185
Duke Energy Corp.	3.550%	9/15/21	7,139	7,291
Duke Energy Corp.	3.050%	8/15/22	13,015	12,823
Duke Energy Corp.	3.750%	4/15/24	2,600	2,631
Duke Energy Corp.	4.800%	12/15/45	875	885
Duke Energy Florida LLC	6.350%	9/15/37	10,725	13,676
Duke Energy Florida LLC	6.400%	6/15/38	8,900	11,376
Duke Energy Florida LLC	5.650%	4/1/40	1,000	1,182
Duke Energy Indiana Inc.	3.750%	7/15/20	539	568
Duke Energy Indiana Inc.	6.120%	10/15/35	6,178	7,397
Duke Energy Indiana Inc.	6.350%	8/15/38	9,004	11,486
Duke Energy Indiana Inc.	6.450%	4/1/39	1,350	1,729
Duke Energy Indiana Inc.	4.200%	3/15/42	2,875	2,816
Duke Energy Indiana Inc.	4.900%	7/15/43	1,450	1,567
Duke Energy Progress Llc	5.300%	1/15/19	14,805	16,265
Duke Energy Progress LLC	3.000%	9/15/21	5,800	5,909
Duke Energy Progress LLC	3.250%	8/15/25	5,050	5,080
Duke Energy Progress LLC	6.300%	4/1/38	6,099	7,772
Duke Energy Progress LLC	4.100%	5/15/42	18	17
Duke Energy Progress LLC	4.100%	3/15/43	525	510
Duke Energy Progress LLC	4.375%	3/30/44	6,375	6,473
Duke Energy Progress LLC	4.150%	12/1/44	5,634	5,503
Duke Energy Progress LLC	4.200%	8/15/45	1,900	1,874
Edison International	3.750%	9/15/17	3,000	3,095
El Paso Electric Co.	6.000%	5/15/35	1,725	2,039
Entergy Arkansas Inc.	3.750%	2/15/21	10,575	11,005
Entergy Corp.	4.700%	1/15/17	2,874	2,947
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	3,735	4,082
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	2,305	2,631
Entergy Louisiana LLC	4.050%	9/1/23	6,600	6,846
Entergy Louisiana LLC	5.400%	11/1/24	2,725	3,113
Entergy Louisiana LLC	4.950%	1/15/45	5,500	5,491
Entergy Mississippi Inc.	3.100%	7/1/23	1,787	1,753
Entergy Texas Inc.	7.125%	2/1/19	11,785	13,338
Entergy Texas Inc.	5.150%	6/1/45	4,125	4,045
Eversource Energy	1.450%	5/1/18	2,340	2,302
Eversource Energy	4.500%	11/15/19	5,753	6,137
Eversource Energy	3.150%	1/15/25	5,400	5,275
Exelon Corp.	1.550%	6/9/17	3,100	3,089
Exelon Corp.	2.850%	6/15/20	3,000	2,996
8 Exelon Corp.	3.950%	6/15/25	16,050	16,075
8 Exelon Corp.	4.950%	6/15/35	6,500	6,515
Exelon Corp.	5.625%	6/15/35	5,765	6,150
8 Exelon Corp.	5.100%	6/15/45	3,850	3,844
Exelon Generation Co. LLC	6.200%	10/1/17	5,465	5,831
Exelon Generation Co. LLC	5.200%	10/1/19	888	957

96

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Exelon Generation Co. LLC	4.000%	10/1/20	11,323	11,673
Exelon Generation Co. LLC	4.250%	6/15/22	20,125	20,419
Exelon Generation Co. LLC	6.250%	10/1/39	7,912	8,008
Exelon Generation Co. LLC	5.750%	10/1/41	1,825	1,765
Exelon Generation Co. LLC	5.600%	6/15/42	11,586	10,786
FirstEnergy Solutions Corp.	6.800%	8/15/39	5,153	4,848
Florida Power & Light Co.	5.550%	11/1/17	730	781
Florida Power & Light Co.	2.750%	6/1/23	7,625	7,539
Florida Power & Light Co.	3.250%	6/1/24	9,925	10,108
Florida Power & Light Co.	3.125%	12/1/25	10,700	10,713
Florida Power & Light Co.	5.625%	4/1/34	3,000	3,573
Florida Power & Light Co.	4.950%	6/1/35	645	708
Florida Power & Light Co.	5.650%	2/1/37	3,297	3,961
Florida Power & Light Co.	5.950%	2/1/38	10,050	12,513
Florida Power & Light Co.	5.250%	2/1/41	500	573
Florida Power & Light Co.	4.125%	2/1/42	15,168	15,106
Florida Power & Light Co.	3.800%	12/15/42	5,095	4,831
Florida Power & Light Co.	4.050%	10/1/44	4,700	4,652
Georgia Power Co.	5.700%	6/1/17	16,459	17,373
Georgia Power Co.	1.950%	12/1/18	6,715	6,695
Georgia Power Co.	4.250%	12/1/19	45	48
Georgia Power Co.	2.850%	5/15/22	8,675	8,511
Georgia Power Co.	5.650%	3/1/37	1,133	1,227
Georgia Power Co.	5.950%	2/1/39	2,000	2,273
Georgia Power Co.	5.400%	6/1/40	6,040	6,369
Georgia Power Co.	4.750%	9/1/40	4,777	4,654
Georgia Power Co.	4.300%	3/15/42	14,123	13,054
Georgia Power Co.	4.300%	3/15/43	4,055	3,719
Great Plains Energy Inc.	4.850%	6/1/21	1,253	1,347
Iberdrola International BV	6.750%	7/15/36	3,375	4,131
Indiana Michigan Power Co.	7.000%	3/15/19	4,490	5,090
Indiana Michigan Power Co.	3.200%	3/15/23	7,277	7,175
Indiana Michigan Power Co.	6.050%	3/15/37	7,250	8,236
Interstate Power & Light Co.	3.250%	12/1/24	2,375	2,388
Interstate Power & Light Co.	3.400%	8/15/25	3,650	3,671
Interstate Power & Light Co.	6.250%	7/15/39	3,314	4,167
ITC Holdings Corp.	4.050%	7/1/23	2,925	3,009
ITC Holdings Corp.	3.650%	6/15/24	1,515	1,493
ITC Holdings Corp.	5.300%	7/1/43	11,410	11,693
Jersey Central Power & Light Co.	5.650%	6/1/17	4,185	4,397
Jersey Central Power & Light Co.	6.150%	6/1/37	6,273	6,689
5 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,477	2,695
Kansas City Power & Light Co.	5.850%	6/15/17	100	106
Kansas City Power & Light Co.	7.150%	4/1/19	3,040	3,503
Kansas City Power & Light Co.	3.150%	3/15/23	2,750	2,701
Kansas City Power & Light Co.	3.650%	8/15/25	50	50
Kansas City Power & Light Co.	6.050%	11/15/35	1,725	2,084
Kansas City Power & Light Co.	5.300%	10/1/41	5,493	5,972
Kentucky Utilities Co.	3.250%	11/1/20	3,375	3,500
Kentucky Utilities Co.	5.125%	11/1/40	3,081	3,450
Kentucky Utilities Co.	4.650%	11/15/43	11,820	12,526
LG&E & KU Energy LLC	3.750%	11/15/20	13,700	14,149
LG&E & KU Energy LLC	4.375%	10/1/21	75	81
Louisville Gas & Electric Co.	5.125%	11/15/40	1,675	1,873
Louisville Gas & Electric Co.	4.650%	11/15/43	8,400	8,859
Metropolitan Edison Co.	7.700%	1/15/19	4,761	5,423
MidAmerican Energy Co.	5.950%	7/15/17	1,835	1,945
MidAmerican Energy Co.	5.300%	3/15/18	815	875
MidAmerican Energy Co.	3.500%	10/15/24	5,050	5,161
MidAmerican Energy Co.	6.750%	12/30/31	9,000	11,505
MidAmerican Energy Co.	5.750%	11/1/35	1,400	1,667
MidAmerican Energy Co.	5.800%	10/15/36	275	331
MidAmerican Energy Co.	4.250%	5/1/46	200	198
Mississippi Power Co.	4.250%	3/15/42	7,875	6,023

97

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	520	545
National Rural Utilities Cooperative Finance Corp.	0.950%	4/24/17	6,035	6,007
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	6,915	7,401
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	17,790	21,730
National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	6,225	6,234
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	5,000	4,971
National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	3,500	3,436
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	6,900	6,831
National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	4,500	4,458
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	2,117	2,137
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	8,970	8,670
National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	650	646
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	12,383	12,163
5 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,500	1,481
Nevada Power Co.	6.500%	5/15/18	5,722	6,374
Nevada Power Co.	7.125%	3/15/19	17,805	20,363
Nevada Power Co.	6.650%	4/1/36	6,100	7,706
Nevada Power Co.	6.750%	7/1/37	6,372	8,086
Nevada Power Co.	5.375%	9/15/40	3,905	4,311
Nevada Power Co.	5.450%	5/15/41	1,825	2,050
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	15,600	17,087
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	8,075	7,963
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	2,575	2,566
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	6,900	6,875
5 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	2,450	1,862
Northern States Power Co.	5.250%	3/1/18	1,890	2,028
Northern States Power Co.	2.200%	8/15/20	2,700	2,681
Northern States Power Co.	5.250%	7/15/35	325	371
Northern States Power Co.	6.250%	6/1/36	3,670	4,658
Northern States Power Co.	6.200%	7/1/37	5,443	6,901
Northern States Power Co.	5.350%	11/1/39	9,296	10,710
Northern States Power Co.	4.850%	8/15/40	525	577
Northern States Power Co.	3.400%	8/15/42	18	16
Northern States Power Co.	4.000%	8/15/45	3,250	3,178
NorthWestern Corp.	6.340%	4/1/19	4,500	5,062
NorthWestern Corp.	4.176%	11/15/44	3,425	3,377
NSTAR Electric Co.	5.625%	11/15/17	5,365	5,738
NSTAR Electric Co.	2.375%	10/15/22	7,725	7,435
NSTAR Electric Co.	5.500%	3/15/40	4,871	5,647
Oglethorpe Power Corp.	5.950%	11/1/39	1,700	1,910
Oglethorpe Power Corp.	5.375%	11/1/40	4,650	4,992
Oglethorpe Power Corp.	5.250%	9/1/50	18	19
Ohio Edison Co.	6.875%	7/15/36	1,150	1,349
Ohio Edison Co.	8.250%	10/15/38	3,000	4,162
Ohio Power Co.	5.375%	10/1/21	4,256	4,738
Ohio Power Co.	6.600%	2/15/33	2,000	2,417
Ohio Power Co.	5.850%	10/1/35	4,518	5,130
Oklahoma Gas & Electric Co.	5.850%	6/1/40	2,925	3,506
Oklahoma Gas & Electric Co.	3.900%	5/1/43	3,575	3,292
Oklahoma Gas & Electric Co.	4.550%	3/15/44	135	138
Oklahoma Gas & Electric Co.	4.000%	12/15/44	4,825	4,525
Oncor Electric Delivery Co. LLC	5.000%	9/30/17	2,620	2,752
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	5,785	6,430
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	5,725	5,633
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	5,496	6,618
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	5,000	4,697
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	2,400	2,983
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	3,680	4,720
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,721	2,286
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,400	1,474
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	4,404	4,254
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	475	508
Pacific Gas & Electric Co.	5.625%	11/30/17	6,945	7,423
Pacific Gas & Electric Co.	3.500%	10/1/20	23,475	24,412

98

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	4.250%	5/15/21	9,150	9,802
Pacific Gas & Electric Co.	3.250%	9/15/21	750	768
Pacific Gas & Electric Co.	3.250%	6/15/23	9,980	10,013
Pacific Gas & Electric Co.	3.750%	2/15/24	9,975	10,313
Pacific Gas & Electric Co.	3.400%	8/15/24	5,575	5,625
Pacific Gas & Electric Co.	3.500%	6/15/25	5,800	5,889
Pacific Gas & Electric Co.	6.050%	3/1/34	30,262	35,991
Pacific Gas & Electric Co.	5.800%	3/1/37	8,995	10,457
Pacific Gas & Electric Co.	6.350%	2/15/38	750	913
Pacific Gas & Electric Co.	6.250%	3/1/39	4,575	5,590
Pacific Gas & Electric Co.	5.400%	1/15/40	160	181
Pacific Gas & Electric Co.	4.450%	4/15/42	8,369	8,406
Pacific Gas & Electric Co.	3.750%	8/15/42	175	158
Pacific Gas & Electric Co.	4.600%	6/15/43	14,500	14,771
Pacific Gas & Electric Co.	5.125%	11/15/43	55	60
Pacific Gas & Electric Co.	4.750%	2/15/44	4,393	4,566
Pacific Gas & Electric Co.	4.300%	3/15/45	1,950	1,918
Pacific Gas & Electric Co.	4.250%	3/15/46	10,200	9,907
PacifiCorp	5.650%	7/15/18	7,504	8,178
PacifiCorp	5.500%	1/15/19	10,477	11,497
PacifiCorp	2.950%	2/1/22	8,000	8,058
PacifiCorp	3.600%	4/1/24	9,214	9,519
PacifiCorp	7.700%	11/15/31	1,174	1,616
PacifiCorp	5.250%	6/15/35	100	112
PacifiCorp	6.100%	8/1/36	500	608
PacifiCorp	5.750%	4/1/37	3,175	3,733
PacifiCorp	6.250%	10/15/37	8,355	10,330
PacifiCorp	6.000%	1/15/39	3,225	3,914
PacifiCorp	4.100%	2/1/42	2,945	2,839
Peco Energy Co.	1.200%	10/15/16	12,675	12,690
Peco Energy Co.	5.350%	3/1/18	695	747
Peco Energy Co.	2.375%	9/15/22	2,925	2,834
Pennsylvania Electric Co.	5.200%	4/1/20	3,850	4,106
Pennsylvania Electric Co.	6.150%	10/1/38	11,015	11,816
PG&E Corp.	2.400%	3/1/19	3,700	3,702
Potomac Electric Power Co.	3.600%	3/15/24	3,650	3,776
Potomac Electric Power Co.	6.500%	11/15/37	7,757	9,973
PPL Capital Funding Inc.	1.900%	6/1/18	1,245	1,234
PPL Capital Funding Inc.	4.200%	6/15/22	1,265	1,332
PPL Capital Funding Inc.	3.500%	12/1/22	1,795	1,807
PPL Capital Funding Inc.	3.400%	6/1/23	3,495	3,461
PPL Capital Funding Inc.	3.950%	3/15/24	1,065	1,090
PPL Capital Funding Inc.	4.700%	6/1/43	2,750	2,741
PPL Capital Funding Inc.	5.000%	3/15/44	11,571	11,924
PPL Electric Utilities Corp.	3.000%	9/15/21	1,100	1,117
PPL Electric Utilities Corp.	6.250%	5/15/39	5,552	7,050
PPL Electric Utilities Corp.	5.200%	7/15/41	3,915	4,438
PPL Electric Utilities Corp.	4.125%	6/15/44	2,700	2,662
Progress Energy Inc.	4.875%	12/1/19	4,310	4,622
Progress Energy Inc.	4.400%	1/15/21	9,782	10,351
Progress Energy Inc.	7.750%	3/1/31	1,885	2,428
Progress Energy Inc.	7.000%	10/30/31	500	616
Progress Energy Inc.	6.000%	12/1/39	5,970	6,944
PSEG Power LLC	2.750%	9/15/16	4,400	4,443
PSEG Power LLC	5.125%	4/15/20	1,286	1,388
PSEG Power LLC	4.150%	9/15/21	4,269	4,380
PSEG Power LLC	4.300%	11/15/23	350	348
PSEG Power LLC	8.625%	4/15/31	350	436
Public Service Co. of Colorado	5.800%	8/1/18	1,485	1,623
Public Service Co. of Colorado	5.125%	6/1/19	7,725	8,484
Public Service Co. of Colorado	3.200%	11/15/20	4,100	4,235
Public Service Co. of Colorado	2.250%	9/15/22	5,650	5,451
Public Service Co. of Colorado	2.900%	5/15/25	5,200	5,112
Public Service Co. of Colorado	6.250%	9/1/37	900	1,159

99

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Public Service Co. of Colorado	4.750%	8/15/41	3,000	3,232
Public Service Co. of Colorado	3.600%	9/15/42	11,100	10,119
Public Service Co. of New Hampshire	3.500%	11/1/23	2,054	2,105
Public Service Co. of New Mexico	3.850%	8/1/25	2,100	2,090
Public Service Co. of Oklahoma	5.150%	12/1/19	100	109
Public Service Co. of Oklahoma	6.625%	11/15/37	4,675	5,628
Public Service Electric & Gas Co.	2.300%	9/15/18	6,200	6,268
Public Service Electric & Gas Co.	1.800%	6/1/19	2,125	2,095
Public Service Electric & Gas Co.	3.500%	8/15/20	525	548
Public Service Electric & Gas Co.	3.150%	8/15/24	4,200	4,209
Public Service Electric & Gas Co.	3.050%	11/15/24	1,575	1,566
Public Service Electric & Gas Co.	3.000%	5/15/25	2,700	2,665
Public Service Electric & Gas Co.	5.700%	12/1/36	4,207	5,065
Public Service Electric & Gas Co.	5.800%	5/1/37	1,700	2,061
Public Service Electric & Gas Co.	5.375%	11/1/39	7,972	9,201
Public Service Electric & Gas Co.	3.950%	5/1/42	15,365	14,826
Public Service Electric & Gas Co.	3.650%	9/1/42	1,200	1,109
Public Service Electric & Gas Co.	4.000%	6/1/44	2,875	2,798
Public Service Electric & Gas Co.	4.050%	5/1/45	2,700	2,645
Puget Energy Inc.	6.500%	12/15/20	18,200	20,846
Puget Energy Inc.	6.000%	9/1/21	4,865	5,484
Puget Energy Inc.	5.625%	7/15/22	2,500	2,774
8 Puget Energy Inc.	3.650%	5/15/25	7,000	6,783
Puget Sound Energy Inc.	7.020%	12/1/27	1,000	1,268
Puget Sound Energy Inc.	5.483%	6/1/35	805	936
Puget Sound Energy Inc.	6.274%	3/15/37	5,475	6,923
Puget Sound Energy Inc.	5.757%	10/1/39	2,675	3,251
Puget Sound Energy Inc.	5.795%	3/15/40	1,624	1,962
Puget Sound Energy Inc.	5.764%	7/15/40	2,145	2,588
Puget Sound Energy Inc.	5.638%	4/15/41	3,718	4,422
Puget Sound Energy Inc.	4.434%	11/15/41	4,009	4,128
Puget Sound Energy Inc.	4.300%	5/20/45	7,225	7,321
San Diego Gas & Electric Co.	3.000%	8/15/21	3,000	3,064
San Diego Gas & Electric Co.	3.600%	9/1/23	3,675	3,827
San Diego Gas & Electric Co.	5.350%	5/15/35	1,200	1,378
San Diego Gas & Electric Co.	6.125%	9/15/37	118	150
San Diego Gas & Electric Co.	6.000%	6/1/39	905	1,126
San Diego Gas & Electric Co.	5.350%	5/15/40	2,760	3,227
San Diego Gas & Electric Co.	4.500%	8/15/40	2,870	3,001
San Diego Gas & Electric Co.	3.950%	11/15/41	8,725	8,408
San Diego Gas & Electric Co.	4.300%	4/1/42	1,945	1,966
SCANA Corp.	4.750%	5/15/21	5,600	5,806
SCANA Corp.	4.125%	2/1/22	6,805	6,785
Scottish Power Ltd.	5.810%	3/15/25	900	1,019
Sierra Pacific Power Co.	3.375%	8/15/23	8,448	8,553
Sierra Pacific Power Co.	6.750%	7/1/37	4,250	5,331
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,670	1,878
South Carolina Electric & Gas Co.	6.625%	2/1/32	5,725	6,936
South Carolina Electric & Gas Co.	5.300%	5/15/33	343	373
South Carolina Electric & Gas Co.	6.050%	1/15/38	3,685	4,334
South Carolina Electric & Gas Co.	5.450%	2/1/41	4,220	4,650
South Carolina Electric & Gas Co.	4.350%	2/1/42	7,418	7,115
South Carolina Electric & Gas Co.	4.600%	6/15/43	8,708	8,747
South Carolina Electric & Gas Co.	4.500%	6/1/64	3,250	3,027
South Carolina Electric & Gas Co.	5.100%	6/1/65	6,225	6,479
Southern California Edison Co.	3.875%	6/1/21	24,450	25,874
5 Southern California Edison Co.	1.845%	2/1/22	5,084	5,030
Southern California Edison Co.	2.400%	2/1/22	10,100	9,903
Southern California Edison Co.	6.650%	4/1/29	2,056	2,568
Southern California Edison Co.	6.000%	1/15/34	6,035	7,312
Southern California Edison Co.	5.750%	4/1/35	2,913	3,449
Southern California Edison Co.	5.350%	7/15/35	7,323	8,300
Southern California Edison Co.	5.550%	1/15/36	1,400	1,627
Southern California Edison Co.	5.625%	2/1/36	6,925	8,118

100

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern California Edison Co.	5.550%	1/15/37	7,350	8,534
Southern California Edison Co.	5.950%	2/1/38	6,113	7,481
Southern California Edison Co.	6.050%	3/15/39	1,185	1,467
Southern California Edison Co.	5.500%	3/15/40	1,148	1,354
Southern California Edison Co.	4.500%	9/1/40	6,075	6,343
Southern California Edison Co.	3.900%	12/1/41	300	285
Southern California Edison Co.	4.050%	3/15/42	5,925	5,784
Southern California Edison Co.	4.650%	10/1/43	4,429	4,678
Southern California Edison Co.	3.600%	2/1/45	9,350	8,470
Southern Co.	1.300%	8/15/17	3,400	3,368
Southern Co.	2.150%	9/1/19	3,500	3,428
Southern Co.	2.750%	6/15/20	18,710	18,491
Southern Power Co.	1.850%	12/1/17	1,800	1,799
Southern Power Co.	4.150%	12/1/25	11,350	11,331
Southern Power Co.	5.150%	9/15/41	11,215	10,486
Southern Power Co.	5.250%	7/15/43	150	143
Southwestern Electric Power Co.	5.550%	1/15/17	1,138	1,184
Southwestern Electric Power Co.	5.875%	3/1/18	1,327	1,433
Southwestern Electric Power Co.	6.450%	1/15/19	3,735	4,174
Southwestern Electric Power Co.	3.550%	2/15/22	7,044	7,144
Southwestern Electric Power Co.	6.200%	3/15/40	2,060	2,440
Southwestern Electric Power Co.	3.900%	4/1/45	3,900	3,412
Southwestern Public Service Co.	3.300%	6/15/24	3,500	3,536
Southwestern Public Service Co.	4.500%	8/15/41	3,645	3,768
System Energy Resources Inc.	4.100%	4/1/23	350	357
Tampa Electric Co.	6.100%	5/15/18	275	300
Tampa Electric Co.	5.400%	5/15/21	2,262	2,537
Tampa Electric Co.	2.600%	9/15/22	5,065	4,919
Tampa Electric Co.	6.550%	5/15/36	800	1,011
Tampa Electric Co.	4.100%	6/15/42	100	96
Tampa Electric Co.	4.350%	5/15/44	6,925	6,835
Tampa Electric Co.	4.200%	5/15/45	4,000	3,868
TECO Finance Inc.	6.572%	11/1/17	2,520	2,716
TECO Finance Inc.	5.150%	3/15/20	3,367	3,623
TransAlta Corp.	1.900%	6/3/17	2,200	2,152
TransAlta Corp.	6.900%	5/15/18	1,135	1,155
TransAlta Corp.	4.500%	11/15/22	500	437
TransAlta Corp.	6.500%	3/15/40	3,439	2,577
Tri-State Generation & Transmission Association Inc.	3.700%	11/1/24	1,500	1,491
Tri-State Generation & Transmission Association Inc.	4.700%	11/1/44	2,350	2,353
Tucson Electric Power Co.	5.150%	11/15/21	2,125	2,339
Tucson Electric Power Co.	3.050%	3/15/25	2,375	2,250
UIL Holdings Corp.	4.625%	10/1/20	1,650	1,737
Union Electric Co.	6.700%	2/1/19	4,641	5,274
Union Electric Co.	3.500%	4/15/24	7,160	7,373
Union Electric Co.	5.300%	8/1/37	3,745	4,267
Union Electric Co.	8.450%	3/15/39	1,775	2,750
Union Electric Co.	3.900%	9/15/42	2,225	2,118
Union Electric Co.	3.650%	4/15/45	1,800	1,623
Virginia Electric & Power Co.	5.400%	1/15/16	1,320	1,320
Virginia Electric & Power Co.	5.400%	4/30/18	5,170	5,592
Virginia Electric & Power Co.	5.000%	6/30/19	3,300	3,591
Virginia Electric & Power Co.	2.950%	1/15/22	3,600	3,620
Virginia Electric & Power Co.	3.450%	9/1/22	665	683
Virginia Electric & Power Co.	3.450%	2/15/24	2,850	2,907
Virginia Electric & Power Co.	3.100%	5/15/25	4,130	4,090
Virginia Electric & Power Co.	6.000%	1/15/36	5,575	6,855
Virginia Electric & Power Co.	6.000%	5/15/37	3,275	4,021
Virginia Electric & Power Co.	6.350%	11/30/37	3,450	4,412
Virginia Electric & Power Co.	8.875%	11/15/38	28	44
Virginia Electric & Power Co.	4.000%	1/15/43	4,058	3,889
Virginia Electric & Power Co.	4.650%	8/15/43	7,305	7,727
Virginia Electric & Power Co.	4.450%	2/15/44	9,475	9,751
Virginia Electric & Power Co.	4.200%	5/15/45	5,450	5,404

101

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
WEC Energy Group Inc.	1.650%	6/15/18	3,500	3,472
WEC Energy Group Inc.	2.450%	6/15/20	3,000	2,985
WEC Energy Group Inc.	3.550%	6/15/25	4,775	4,802
5 WEC Energy Group Inc.	6.110%	12/1/66	4,350	3,306
5 WEC Energy Group Inc.	6.250%	5/15/67	13,990	10,423
Westar Energy Inc.	4.125%	3/1/42	8,530	8,401
Westar Energy Inc.	4.100%	4/1/43	5,475	5,368
Westar Energy Inc.	4.625%	9/1/43	925	978
Westar Energy Inc.	4.250%	12/1/45	1,225	1,235
Western Massachusetts Electric Co.	3.500%	9/15/21	2,650	2,761
Wisconsin Electric Power Co.	4.250%	12/15/19	4,600	4,940
Wisconsin Electric Power Co.	2.950%	9/15/21	2,500	2,526
Wisconsin Electric Power Co.	5.625%	5/15/33	1,025	1,201
Wisconsin Electric Power Co.	5.700%	12/1/36	1,250	1,495
Wisconsin Electric Power Co.	3.650%	12/15/42	418	383
Wisconsin Electric Power Co.	4.250%	6/1/44	2,125	2,149
Wisconsin Power & Light Co.	2.250%	11/15/22	3,075	2,946
Wisconsin Power & Light Co.	6.375%	8/15/37	4,875	6,216
Wisconsin Power & Light Co.	4.100%	10/15/44	1,325	1,290
Wisconsin Public Service Corp.	1.650%	12/4/18	3,450	3,424
Wisconsin Public Service Corp.	3.671%	12/1/42	1,625	1,482
Xcel Energy Inc.	5.613%	4/1/17	592	622
Xcel Energy Inc.	1.200%	6/1/17	2,250	2,239
Xcel Energy Inc.	4.700%	5/15/20	825	887
Xcel Energy Inc.	3.300%	6/1/25	1,400	1,369
Xcel Energy Inc.	6.500%	7/1/36	8,090	9,774
Natural Gas (0.1%)
AGL Capital Corp.	5.250%	8/15/19	885	952
AGL Capital Corp.	3.500%	9/15/21	4,865	4,888
AGL Capital Corp.	3.875%	11/15/25	2,000	2,012
AGL Capital Corp.	5.875%	3/15/41	4,485	4,981
AGL Capital Corp.	4.400%	6/1/43	3,825	3,522
Atmos Energy Corp.	8.500%	3/15/19	1,810	2,123
Atmos Energy Corp.	5.500%	6/15/41	10,395	11,920
Atmos Energy Corp.	4.150%	1/15/43	9,400	9,102
British Transco Finance Inc.	6.625%	6/1/18	5,315	5,878
CenterPoint Energy Resources Corp.	4.500%	1/15/21	16,687	17,521
CenterPoint Energy Resources Corp.	6.625%	11/1/37	600	713
CenterPoint Energy Resources Corp.	5.850%	1/15/41	7,150	7,968
KeySpan Corp.	8.000%	11/15/30	60	80
Laclede Group Inc.	4.700%	8/15/44	4,925	4,894
NiSource Finance Corp.	6.400%	3/15/18	10,234	11,149
NiSource Finance Corp.	6.800%	1/15/19	1,270	1,425
NiSource Finance Corp.	5.450%	9/15/20	6,732	7,378
NiSource Finance Corp.	6.125%	3/1/22	875	1,002
NiSource Finance Corp.	6.250%	12/15/40	8,375	9,910
NiSource Finance Corp.	5.950%	6/15/41	4,390	5,041
NiSource Finance Corp.	5.800%	2/1/42	11,798	13,407
Nisource Finance Corp.	5.250%	2/15/43	200	213
NiSource Finance Corp.	4.800%	2/15/44	950	966
ONE Gas Inc.	2.070%	2/1/19	4,149	4,126
ONE Gas Inc.	4.658%	2/1/44	1,525	1,580
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	2,350	2,431
Sempra Energy	2.300%	4/1/17	6,470	6,518
Sempra Energy	6.150%	6/15/18	2,815	3,072
Sempra Energy	9.800%	2/15/19	6,755	8,176
Sempra Energy	2.400%	3/15/20	2,721	2,659
Sempra Energy	2.850%	11/15/20	1,075	1,075
Sempra Energy	2.875%	10/1/22	3,406	3,295
Sempra Energy	4.050%	12/1/23	7,685	7,926
Sempra Energy	6.000%	10/15/39	21,466	24,010
Southern California Gas Co.	5.750%	11/15/35	960	1,169
Southern California Gas Co.	3.750%	9/15/42	5,270	4,915

102

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern California Gas Co.	4.450%	3/15/44	700	727
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	7,045	7,568
American Water Capital Corp.	3.850%	3/1/24	8,050	8,422
American Water Capital Corp.	3.400%	3/1/25	1,000	1,016
American Water Capital Corp.	6.593%	10/15/37	5,670	7,371
American Water Capital Corp.	4.300%	9/1/45	5,500	5,564
United Utilities plc	5.375%	2/1/19	5,475	5,873
United Utilities plc	6.875%	8/15/28	885	1,012
Veolia Environnement SA	6.750%	6/1/38	3,849	4,707

				2,974,370

Total Corporate Bonds (Cost $39,565,690)				39,456,176

Sovereign Bonds (U.S. Dollar-Denominated) (5.0%)
African Development Bank	1.125%	3/15/17	8,485	8,499
African Development Bank	0.875%	5/15/17	3,015	3,008
African Development Bank	0.875%	3/15/18	9,175	9,094
African Development Bank	1.625%	10/2/18	22,650	22,762
African Development Bank	1.375%	2/12/20	9,600	9,435
African Development Bank	2.375%	9/23/21	29,400	29,829
Agricultural Bank Of China	2.000%	5/21/18	4,750	4,723
Agricultural Bank Of China	2.750%	5/21/20	2,650	2,632
Asian Development Bank	2.500%	3/15/16	18,375	18,442
Asian Development Bank	0.750%	1/11/17	35,600	35,536
Asian Development Bank	1.125%	3/15/17	20,920	20,954
Asian Development Bank	5.250%	6/12/17	600	636
Asian Development Bank	1.125%	6/5/18	15,500	15,377
Asian Development Bank	5.593%	7/16/18	3,528	3,862
Asian Development Bank	1.750%	9/11/18	21,365	21,561
Asian Development Bank	1.875%	10/23/18	13,850	14,018
Asian Development Bank	1.750%	3/21/19	3,970	3,995
Asian Development Bank	1.875%	4/12/19	5,770	5,828
Asian Development Bank	1.500%	1/22/20	17,100	16,912
Asian Development Bank	1.375%	3/23/20	12,525	12,323
Asian Development Bank	2.125%	11/24/21	20,000	19,991
Asian Development Bank	1.875%	2/18/22	25,950	25,571
Asian Development Bank	2.000%	1/22/25	15,850	15,325
Asian Development Bank	6.220%	8/15/27	375	497
Asian Development Bank	5.820%	6/16/28	148	188
Banco do Brasil SA	3.875%	1/23/17	12,176	12,182
Banco do Brasil SA	3.875%	10/10/22	1,400	1,075
Canada	0.875%	2/14/17	36,320	36,268
Canada	1.125%	3/19/18	29,070	28,960
Canada	1.625%	2/27/19	1,060	1,062
CNOOC Curtis Funding No 1 pty Ltd.	4.500%	10/3/23	5,000	5,181
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	6,250	5,890
CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/20	21,275	20,798
CNOOC Finance 2015 Australia Pty Ltd.	4.200%	5/5/45	4,500	4,082
CNOOC Finance 2015 USA LLC	3.500%	5/5/25	27,000	25,693
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	20,460	20,356
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	31,900	32,458
Corp. Andina de Fomento	3.750%	1/15/16	12,925	12,899
Corp. Andina de Fomento	8.125%	6/4/19	19,700	23,172
Corp. Andina de Fomento	4.375%	6/15/22	26,425	28,123
Council Of Europe Development Bank	1.500%	2/22/17	13,190	13,257
Council Of Europe Development Bank	1.500%	6/19/17	3,325	3,343
Council Of Europe Development Bank	1.000%	3/7/18	13,440	13,344
Council Of Europe Development Bank	1.125%	5/31/18	12,695	12,615
Council Of Europe Development Bank	1.750%	11/14/19	2,900	2,900
Council Of Europe Development Bank	1.625%	3/10/20	17,620	17,452
Ecopetrol SA	4.250%	9/18/18	3,015	3,011
Ecopetrol SA	7.625%	7/23/19	6,500	7,067
Ecopetrol SA	5.875%	9/18/23	28,050	25,561

103

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ecopetrol SA	4.125%	1/16/25	18,650	14,897
Ecopetrol SA	5.375%	6/26/26	8,150	6,917
Ecopetrol SA	7.375%	9/18/43	5,000	4,206
Ecopetrol SA	5.875%	5/28/45	22,175	15,827
Emirates Telecommunications Corp.	3.500%	6/18/24	5,000	5,069
European Bank for Reconstruction & Development	2.500%	3/15/16	20,100	20,173
European Bank for Reconstruction & Development	1.375%	10/20/16	2,550	2,560
European Bank for Reconstruction & Development	1.000%	2/16/17	5,870	5,871
European Bank for Reconstruction & Development	0.750%	9/1/17	11,400	11,328
European Bank for Reconstruction & Development	1.000%	6/15/18	5,340	5,293
European Bank for Reconstruction & Development	1.000%	9/17/18	4,650	4,587
European Bank for Reconstruction & Development	1.625%	11/15/18	9,600	9,636
European Bank for Reconstruction & Development	1.750%	6/14/19	20,600	20,668
European Bank for Reconstruction & Development	1.750%	11/26/19	14,300	14,282
European Bank for Reconstruction & Development	1.500%	3/16/20	23,050	22,723
European Bank for Reconstruction & Development	1.875%	2/23/22	13,800	13,582
European Investment Bank	4.875%	1/17/17	32,585	33,856
European Investment Bank	1.750%	3/15/17	44,955	45,338
European Investment Bank	0.875%	4/18/17	19,120	19,059
European Investment Bank	5.125%	5/30/17	44,885	47,397
European Investment Bank	1.625%	6/15/17	5,570	5,612
European Investment Bank	1.000%	8/17/17	24,025	23,954
European Investment Bank	1.125%	9/15/17	31,655	31,581
European Investment Bank	1.000%	12/15/17	23,000	22,874
European Investment Bank	1.000%	3/15/18	17,575	17,444
European Investment Bank	1.250%	5/15/18	38,850	38,715
European Investment Bank	1.000%	6/15/18	30,700	30,413
European Investment Bank	1.125%	8/15/18	41,060	40,646
European Investment Bank	1.625%	12/18/18	23,145	23,214
European Investment Bank	1.875%	3/15/19	77,380	78,038
European Investment Bank	1.750%	6/17/19	68,060	68,218
European Investment Bank	1.625%	3/16/20	58,370	57,811
European Investment Bank	1.375%	6/15/20	17,000	16,633
European Investment Bank	2.875%	9/15/20	12,445	12,968
European Investment Bank	1.625%	12/15/20	37,500	36,801
European Investment Bank	4.000%	2/16/21	30,490	33,278
European Investment Bank	2.500%	4/15/21	40,760	41,625
European Investment Bank	2.125%	10/15/21	4,550	4,531
European Investment Bank	2.250%	8/15/22	30,625	30,604
European Investment Bank	3.250%	1/29/24	18,900	20,128
European Investment Bank	2.500%	10/15/24	23,660	23,883
European Investment Bank	1.875%	2/10/25	41,300	39,341
European Investment Bank	4.875%	2/15/36	935	1,151
Export Development Canada	1.250%	10/26/16	12,820	12,850
9 Export Development Canada	1.000%	5/15/17	6,300	6,290
Export Development Canada	0.750%	12/15/17	14,975	14,744
Export Development Canada	1.000%	6/15/18	9,500	9,411
Export Development Canada	1.500%	10/3/18	4,275	4,277
Export Development Canada	1.000%	11/1/18	7,750	7,660
9 Export Development Canada	1.750%	8/19/19	8,200	8,217
9 Export Development Canada	1.625%	12/3/19	4,000	3,981
Export-Import Bank of Korea	3.750%	10/20/16	11,550	11,767
Export-Import Bank of Korea	4.000%	1/11/17	24,050	24,635
Export-Import Bank of Korea	1.750%	2/27/18	17,810	17,712
Export-Import Bank of Korea	2.875%	9/17/18	10,400	10,607
Export-Import Bank of Korea	2.375%	8/12/19	7,000	7,027
Export-Import Bank of Korea	5.125%	6/29/20	10,000	11,078
Export-Import Bank of Korea	2.625%	12/30/20	2,450	2,457
Export-Import Bank of Korea	4.000%	1/29/21	4,324	4,617
Export-Import Bank of Korea	2.500%	5/10/21	5,200	5,148
Export-Import Bank of Korea	4.375%	9/15/21	3,925	4,273
Export-Import Bank of Korea	5.000%	4/11/22	4,150	4,656
Export-Import Bank of Korea	4.000%	1/14/24	34,750	36,753
Export-Import Bank of Korea	3.250%	11/10/25	6,000	6,060

104

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Federative Republic of Brazil	8.875%	10/14/19	3,870	4,354
Federative Republic of Brazil	2.625%	1/5/23	3,910	2,981
Federative Republic of Brazil	10.125%	5/15/27	2,042	2,425
FMS Wertmanagement AoeR	0.625%	1/30/17	33,800	33,628
FMS Wertmanagement AoeR	1.125%	9/5/17	8,500	8,473
FMS Wertmanagement AoeR	1.000%	11/21/17	8,500	8,444
FMS Wertmanagement AoeR	1.625%	11/20/18	22,200	22,271
FMS Wertmanagement AoeR	1.750%	3/17/20	8,000	7,944
Hydro-Quebec	2.000%	6/30/16	26,495	26,652
Hydro-Quebec	1.375%	6/19/17	3,775	3,770
Hydro-Quebec	8.400%	1/15/22	8,195	10,565
Hydro-Quebec	8.050%	7/7/24	3,310	4,479
Hydro-Quebec	8.500%	12/1/29	825	1,229
Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	5,450	5,470
Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	4,400	4,483
Inter-American Development Bank	1.125%	3/15/17	19,990	20,018
Inter-American Development Bank	1.000%	7/14/17	20,190	20,158
Inter-American Development Bank	2.375%	8/15/17	25,256	25,757
Inter-American Development Bank	0.875%	3/15/18	19,260	19,098
Inter-American Development Bank	1.750%	8/24/18	5,050	5,098
Inter-American Development Bank	1.125%	8/28/18	40,150	39,761
Inter-American Development Bank	4.250%	9/10/18	2,980	3,201
Inter-American Development Bank	1.125%	9/12/19	1,150	1,128
Inter-American Development Bank	3.875%	9/17/19	56,980	61,310
Inter-American Development Bank	1.250%	10/15/19	12,750	12,541
Inter-American Development Bank	1.750%	10/15/19	31,400	31,456
Inter-American Development Bank	3.875%	2/14/20	6,475	7,003
Inter-American Development Bank	1.875%	6/16/20	24,000	24,012
Inter-American Development Bank	2.125%	11/9/20	10,470	10,548
Inter-American Development Bank	1.750%	4/14/22	37,725	36,842
Inter-American Development Bank	3.000%	10/4/23	6,200	6,510
Inter-American Development Bank	3.000%	2/21/24	15,095	15,828
Inter-American Development Bank	2.125%	1/15/25	19,810	19,370
Inter-American Development Bank	7.000%	6/15/25	2,950	3,948
Inter-American Development Bank	3.875%	10/28/41	45	49
Inter-American Development Bank	3.200%	8/7/42	5,575	5,378
Inter-American Development Bank	4.375%	1/24/44	8,125	9,512
International Bank for Reconstruction & Development	8.625%	10/15/16	10	11
International Bank for Reconstruction & Development	0.875%	4/17/17	60,370	60,270
International Bank for Reconstruction & Development	9.250%	7/15/17	10	11
International Bank for Reconstruction & Development	1.125%	7/18/17	2,500	2,500
International Bank for Reconstruction & Development	1.000%	11/15/17	39,300	39,173
International Bank for Reconstruction & Development	1.375%	4/10/18	32,960	33,025
International Bank for Reconstruction & Development	1.000%	6/15/18	34,110	33,799
International Bank for Reconstruction & Development	1.000%	10/5/18	18,000	17,806
International Bank for Reconstruction & Development	1.875%	3/15/19	66,430	67,078
International Bank for Reconstruction & Development	1.875%	10/7/19	44,125	44,419
International Bank for Reconstruction & Development	2.125%	11/1/20	8,500	8,586
International Bank for Reconstruction & Development	2.250%	6/24/21	22,460	22,676
International Bank for Reconstruction & Development	1.625%	2/10/22	24,225	23,501
International Bank for Reconstruction & Development	7.625%	1/19/23	4,000	5,367
International Bank for Reconstruction & Development	2.500%	11/25/24	63,450	64,157
International Bank for Reconstruction & Development	2.125%	3/3/25	100	98
International Bank for Reconstruction & Development	2.500%	7/29/25	30,500	30,707
International Bank for Reconstruction & Development	8.875%	3/1/26	1,050	1,599
International Bank for Reconstruction & Development	4.750%	2/15/35	3,523	4,286
International Finance Corp.	1.125%	11/23/16	34,220	34,271
International Finance Corp.	1.000%	4/24/17	3,975	3,964
International Finance Corp.	2.125%	11/17/17	16,975	17,202
International Finance Corp.	0.625%	12/21/17	12,270	12,088
International Finance Corp.	0.875%	6/15/18	1,625	1,607
International Finance Corp.	1.250%	7/16/18	8,600	8,573
International Finance Corp.	1.750%	9/4/18	29,050	29,310
International Finance Corp.	1.750%	9/16/19	15,600	15,584

105

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Finance Corp.	1.625%	7/16/20	29,500	29,215
10 Japan Bank for International Cooperation	1.125%	7/19/17	39,500	39,255
10 Japan Bank for International Cooperation	1.750%	7/31/18	17,900	17,850
10 Japan Bank for International Cooperation	1.750%	11/13/18	19,000	18,900
10 Japan Bank for International Cooperation	3.375%	7/31/23	6,600	6,925
10 Japan Bank for International Cooperation	3.000%	5/29/24	25,500	26,108
10 Japan Bank for International Cooperation	2.125%	2/10/25	25,900	24,545
10 Japan Bank for International Cooperation	2.500%	5/28/25	1,750	1,701
10 Japan Finance Organization for Municipalities	5.000%	5/16/17	4,050	4,232
10 Japan Finance Organization for Municipalities	4.000%	1/13/21	10,400	11,196
11 KFW	0.625%	12/15/16	23,300	23,234
11 KFW	4.875%	1/17/17	9,373	9,747
11 KFW	1.250%	2/15/17	67,075	67,255
11 KFW	0.750%	3/17/17	37,400	37,220
11 KFW	0.875%	9/5/17	26,710	26,587
11 KFW	0.875%	12/15/17	44,000	43,529
11 KFW	1.000%	1/26/18	21,810	21,588
11 KFW	4.375%	3/15/18	19,080	20,345
11 KFW	1.000%	6/11/18	36,000	35,674
11 KFW	4.500%	7/16/18	14,415	15,525
11 KFW	1.125%	8/6/18	28,000	27,706
11 KFW	1.125%	11/16/18	29,500	29,158
11 KFW	1.875%	4/1/19	38,290	38,620
11 KFW	4.875%	6/17/19	38,975	43,183
11 KFW	1.750%	10/15/19	12,200	12,167
11 KFW	4.000%	1/27/20	38,945	42,247
11 KFW	1.500%	4/20/20	38,275	37,627
11 KFW	1.875%	6/30/20	51,350	51,178
11 KFW	2.750%	9/8/20	55,130	57,132
11 KFW	2.750%	10/1/20	45,949	47,639
11 KFW	2.375%	8/25/21	12,375	12,553
11 KFW	2.000%	10/4/22	23,650	23,280
11 KFW	2.125%	1/17/23	39,630	39,154
11 KFW	2.500%	11/20/24	45,400	45,652
11 KFW	2.000%	5/2/25	14,350	13,803
11 KFW	0.000%	4/18/36	14,700	7,716
11 KFW	0.000%	6/29/37	6,770	3,399
Korea Development Bank	3.250%	3/9/16	13,200	13,246
Korea Development Bank	4.000%	9/9/16	4,250	4,330
Korea Development Bank	3.250%	9/20/16	11,100	11,259
Korea Development Bank	3.875%	5/4/17	15,500	15,927
Korea Development Bank	2.250%	8/7/17	850	856
Korea Development Bank	3.500%	8/22/17	5,400	5,551
Korea Development Bank	1.500%	1/22/18	11,000	10,901
Korea Development Bank	3.000%	3/17/19	8,000	8,131
Korea Development Bank	2.500%	3/11/20	2,500	2,494
Korea Development Bank	4.625%	11/16/21	5,975	6,573
Korea Development Bank	3.000%	9/14/22	15,000	15,099
Korea Development Bank	3.750%	1/22/24	24,400	25,380
Landesbank Baden-Wuerttemberg	7.625%	2/1/23	1,000	1,256
11 Landwirtschaftliche Rentenbank	5.125%	2/1/17	9,910	10,337
11 Landwirtschaftliche Rentenbank	0.875%	9/12/17	11,825	11,751
11 Landwirtschaftliche Rentenbank	1.000%	4/4/18	7,525	7,465
11 Landwirtschaftliche Rentenbank	1.875%	9/17/18	12,540	12,626
11 Landwirtschaftliche Rentenbank	1.750%	4/15/19	3,425	3,434
11 Landwirtschaftliche Rentenbank	1.375%	10/23/19	13,665	13,441
11 Landwirtschaftliche Rentenbank	2.000%	1/13/25	45,060	43,392
11 Landwirtschaftliche Rentenbank	2.375%	6/10/25	22,575	22,190
Nexen Energy ULC	6.200%	7/30/19	3,505	3,892
Nexen Energy ULC	7.875%	3/15/32	9,765	12,583
Nexen Energy ULC	5.875%	3/10/35	4,687	5,114
Nexen Energy ULC	6.400%	5/15/37	9,880	11,159
Nexen Energy ULC	7.500%	7/30/39	7,105	9,341
Nordic Investment Bank	5.000%	2/1/17	5,700	5,946

106

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nordic Investment Bank	1.000%	3/7/17	2,650	2,649
Nordic Investment Bank	0.750%	1/17/18	18,350	18,175
Nordic Investment Bank	1.125%	3/19/18	10,250	10,218
Nordic Investment Bank	1.875%	6/14/19	13,900	14,032
Nordic Investment Bank	1.500%	9/29/20	1,300	1,282
North American Development Bank	2.300%	10/10/18	2,138	2,149
North American Development Bank	4.375%	2/11/20	2,600	2,799
North American Development Bank	2.400%	10/26/22	6,000	5,848
12 Oesterreichische Kontrollbank AG	5.000%	4/25/17	20,170	21,194
12 Oesterreichische Kontrollbank AG	0.750%	5/19/17	11,830	11,767
12 Oesterreichische Kontrollbank AG	1.125%	5/29/18	8,150	8,095
12 Oesterreichische Kontrollbank AG	1.375%	2/10/20	8,175	8,003
12 Oesterreichische Kontrollbank AG	1.500%	10/21/20	24,000	23,429
12 Oesterreichische Kontrollbank AG	2.375%	10/1/21	5,000	5,049
5 Oriental Republic of Uruguay	4.500%	8/14/24	13,531	13,748
5 Oriental Republic of Uruguay	4.375%	10/27/27	24,519	24,182
5 Oriental Republic of Uruguay	7.625%	3/21/36	4,845	5,984
5 Oriental Republic of Uruguay	4.125%	11/20/45	14,775	11,451
5 Oriental Republic of Uruguay	5.100%	6/18/50	27,490	23,642
Petroleos Mexicanos	5.750%	3/1/18	51,415	53,845
Petroleos Mexicanos	3.500%	7/18/18	12,720	12,637
Petroleos Mexicanos	8.000%	5/3/19	18,816	20,758
Petroleos Mexicanos	6.000%	3/5/20	12,393	13,075
8 Petroleos Mexicanos	3.500%	7/23/20	22,760	21,677
Petroleos Mexicanos	5.500%	1/21/21	18,090	18,309
Petroleos Mexicanos	4.875%	1/24/22	19,000	18,272
Petroleos Mexicanos	3.500%	1/30/23	18,375	16,030
Petroleos Mexicanos	4.875%	1/18/24	25,858	24,118
5 Petroleos Mexicanos	2.290%	2/15/24	2,019	2,005
8 Petroleos Mexicanos	4.250%	1/15/25	565	499
Petroleos Mexicanos	2.378%	4/15/25	2,684	2,674
8 Petroleos Mexicanos	4.500%	1/23/26	17,700	15,669
Petroleos Mexicanos	6.625%	6/15/35	25,811	23,171
Petroleos Mexicanos	6.625%	6/15/38	6,975	6,137
Petroleos Mexicanos	6.500%	6/2/41	19,030	16,606
Petroleos Mexicanos	5.500%	6/27/44	30,127	22,788
8 Petroleos Mexicanos	5.500%	6/27/44	16,350	12,367
Petroleos Mexicanos	6.375%	1/23/45	21,450	18,228
8 Petroleos Mexicanos	5.625%	1/23/46	26,400	20,210
Province of British Columbia	1.200%	4/25/17	7,040	7,041
Province of British Columbia	2.650%	9/22/21	16,660	16,967
Province of British Columbia	2.000%	10/23/22	6,400	6,220
Province of British Columbia	6.500%	1/15/26	266	346
Province of Manitoba	4.900%	12/6/16	13,470	13,991
Province of Manitoba	1.300%	4/3/17	3,635	3,637
Province of Manitoba	1.125%	6/1/18	3,470	3,426
Province of Manitoba	1.750%	5/30/19	4,000	3,970
Province of Manitoba	2.100%	9/6/22	6,375	6,162
Province of Manitoba	3.050%	5/14/24	24,750	25,133
Province of New Brunswick	5.200%	2/21/17	50	52
Province of New Brunswick	2.750%	6/15/18	14,750	15,119
Province of Nova Scotia	5.125%	1/26/17	3,520	3,667
Province of Ontario	1.100%	10/25/17	17,865	17,746
Province of Ontario	3.150%	12/15/17	13,025	13,364
Province of Ontario	1.200%	2/14/18	1,800	1,790
Province of Ontario	3.000%	7/16/18	8,475	8,759
Province of Ontario	2.000%	9/27/18	11,090	11,157
Province of Ontario	2.000%	1/30/19	5,795	5,817
Province of Ontario	1.650%	9/27/19	9,970	9,820
Province of Ontario	4.000%	10/7/19	21,240	22,720
Province of Ontario	4.400%	4/14/20	32,900	35,943
Province of Ontario	1.875%	5/21/20	23,770	23,525
Province of Ontario	2.500%	9/10/21	34,550	34,525
Province of Ontario	2.450%	6/29/22	9,975	9,851

107

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Province of Ontario	3.200%	5/16/24	1,950	2,008
Quebec	4.625%	5/14/18	12,310	13,152
Quebec	3.500%	7/29/20	17,120	18,109
Quebec	2.750%	8/25/21	16,955	17,165
Quebec	2.625%	2/13/23	24,960	24,790
Quebec	7.500%	7/15/23	250	327
Quebec	7.125%	2/9/24	5,475	7,055
Quebec	2.875%	10/16/24	11,900	11,913
Quebec	7.500%	9/15/29	10,910	15,624
Republic of Chile	3.875%	8/5/20	5,125	5,439
Republic of Chile	3.250%	9/14/21	2,675	2,756
Republic of Chile	2.250%	10/30/22	9,975	9,588
Republic of Chile	3.125%	3/27/25	14,599	14,558
Republic of Chile	3.625%	10/30/42	9,550	8,278
Republic of Colombia	7.375%	1/27/17	20,575	21,552
Republic of Colombia	7.375%	3/18/19	9,050	10,113
Republic of Colombia	11.750%	2/25/20	3,350	4,337
Republic of Colombia	4.375%	7/12/21	20,451	20,502
5 Republic of Colombia	2.625%	3/15/23	25,000	21,962
Republic of Colombia	4.000%	2/26/24	15,400	14,669
Republic of Colombia	8.125%	5/21/24	6,440	7,712
5 Republic of Colombia	4.500%	1/28/26	18,350	17,662
Republic of Colombia	7.375%	9/18/37	19,672	21,688
Republic of Colombia	6.125%	1/18/41	26,225	25,416
5 Republic of Colombia	5.625%	2/26/44	16,800	15,330
5 Republic of Colombia	5.000%	6/15/45	25,175	21,210
Republic of Finland	6.950%	2/15/26	1,905	2,537
Republic of Italy	5.375%	6/12/17	9,150	9,619
Republic of Italy	6.875%	9/27/23	37,815	46,587
Republic of Italy	5.375%	6/15/33	16,595	18,565
Republic of Korea	5.125%	12/7/16	1,100	1,137
Republic of Korea	7.125%	4/16/19	18,013	20,875
Republic of Korea	3.875%	9/11/23	18,100	19,566
Republic of Korea	5.625%	11/3/25	425	523
Republic of Korea	4.125%	6/10/44	1,650	1,859
Republic of Panama	5.200%	1/30/20	16,125	17,496
5 Republic of Panama	4.000%	9/22/24	1,350	1,350
5 Republic of Panama	3.750%	3/16/25	15,750	15,435
Republic of Panama	7.125%	1/29/26	22,150	27,577
Republic of Panama	8.875%	9/30/27	650	899
Republic of Panama	9.375%	4/1/29	6,645	9,585
5 Republic of Panama	6.700%	1/26/36	18,895	22,466
5 Republic of Panama	4.300%	4/29/53	5,000	4,275
Republic of Peru	7.125%	3/30/19	21,740	24,921
Republic of Peru	7.350%	7/21/25	14,150	17,738
Republic of Peru	8.750%	11/21/33	20,937	29,663
5 Republic of Peru	6.550%	3/14/37	12,131	14,056
Republic of Peru	5.625%	11/18/50	28,945	29,579
Republic of Poland	6.375%	7/15/19	42,012	47,999
Republic of Poland	5.125%	4/21/21	24,025	26,716
Republic of Poland	5.000%	3/23/22	18,102	20,075
Republic of Poland	3.000%	3/17/23	15,550	15,395
Republic of Poland	4.000%	1/22/24	8,995	9,458
Republic of South Africa	6.875%	5/27/19	3,675	3,942
Republic of South Africa	5.500%	3/9/20	14,350	14,691
Republic of South Africa	5.875%	5/30/22	1,425	1,484
Republic of South Africa	4.665%	1/17/24	10,255	9,768
Republic of South Africa	5.875%	9/16/25	27,150	27,761
Republic of South Africa	6.250%	3/8/41	2,100	2,142
Republic of South Africa	5.375%	7/24/44	11,900	10,621
Republic of the Philippines	8.375%	6/17/19	20,650	25,038
Republic of the Philippines	6.500%	1/20/20	8,925	10,420
Republic of the Philippines	4.000%	1/15/21	13,075	14,162
Republic of the Philippines	9.500%	10/21/24	900	1,331

108

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of the Philippines	10.625%	3/16/25	17,325	27,295
Republic of the Philippines	5.500%	3/30/26	26,625	31,451
Republic of the Philippines	9.500%	2/2/30	13,250	20,852
Republic of the Philippines	7.750%	1/14/31	21,170	29,823
Republic of the Philippines	6.375%	1/15/32	9,500	12,121
Republic of the Philippines	6.375%	10/23/34	38,690	50,732
Republic of the Philippines	5.000%	1/13/37	975	1,137
Republic of the Philippines	3.950%	1/20/40	6,950	7,028
Republic of Turkey	7.500%	7/14/17	26,175	28,144
Republic of Turkey	6.750%	4/3/18	19,225	20,667
Republic of Turkey	7.000%	3/11/19	23,650	25,938
Republic of Turkey	7.000%	6/5/20	17,875	19,928
Republic of Turkey	5.625%	3/30/21	27,325	28,930
Republic of Turkey	5.125%	3/25/22	13,085	13,448
Republic of Turkey	6.250%	9/26/22	24,000	26,158
Republic of Turkey	3.250%	3/23/23	12,800	11,728
Republic of Turkey	5.750%	3/22/24	22,710	23,954
Republic of Turkey	7.375%	2/5/25	29,275	34,217
Republic of Turkey	4.250%	4/14/26	20,750	19,479
Republic of Turkey	11.875%	1/15/30	11,800	19,355
Republic of Turkey	8.000%	2/14/34	2,450	3,063
Republic of Turkey	6.875%	3/17/36	23,400	26,266
Republic of Turkey	6.750%	5/30/40	25,550	28,488
Republic of Turkey	6.000%	1/14/41	28,300	28,979
Republic of Turkey	4.875%	4/16/43	46,200	40,699
Republic of Turkey	6.625%	2/17/45	350	394
State of Israel	5.500%	11/9/16	8,130	8,432
State of Israel	5.125%	3/26/19	15,595	17,153
State of Israel	4.000%	6/30/22	16,600	17,824
State of Israel	3.150%	6/30/23	10,000	10,147
State of Israel	4.500%	1/30/43	17,400	17,446
Statoil ASA	3.125%	8/17/17	11,097	11,371
Statoil ASA	1.250%	11/9/17	8,135	8,091
Statoil ASA	1.200%	1/17/18	2,050	2,028
Statoil ASA	1.950%	11/8/18	5,733	5,731
Statoil ASA	5.250%	4/15/19	24,398	26,580
Statoil ASA	2.250%	11/8/19	15,050	15,010
Statoil ASA	2.900%	11/8/20	4,475	4,519
Statoil ASA	2.750%	11/10/21	16,000	15,750
Statoil ASA	3.150%	1/23/22	11,340	11,241
Statoil ASA	2.450%	1/17/23	9,050	8,560
Statoil ASA	7.750%	6/15/23	25	31
Statoil ASA	2.650%	1/15/24	18,041	17,085
Statoil ASA	3.700%	3/1/24	10,962	11,062
Statoil ASA	3.250%	11/10/24	8,060	7,860
Statoil ASA	7.250%	9/23/27	5,375	6,978
8 Statoil ASA	6.500%	12/1/28	975	1,210
Statoil ASA	7.150%	1/15/29	2,950	3,789
Statoil ASA	5.100%	8/17/40	7,860	8,407
Statoil ASA	4.250%	11/23/41	8,395	7,961
Statoil ASA	3.950%	5/15/43	6,280	5,672
Statoil ASA	4.800%	11/8/43	7,500	7,754
Svensk Exportkredit AB	2.125%	7/13/16	7,950	8,003
Svensk Exportkredit AB	5.125%	3/1/17	1,630	1,705
Svensk Exportkredit AB	1.750%	5/30/17	8,970	9,041
Svensk Exportkredit AB	1.875%	6/17/19	12,000	12,070
Svensk Exportkredit AB	1.875%	6/23/20	10,700	10,637
United Mexican States	5.625%	1/15/17	41,058	42,620
United Mexican States	5.950%	3/19/19	10,430	11,608
United Mexican States	5.125%	1/15/20	17,060	18,612
United Mexican States	3.500%	1/21/21	13,875	14,009
United Mexican States	3.625%	3/15/22	41,650	41,820
United Mexican States	4.000%	10/2/23	52,384	53,053
United Mexican States	3.600%	1/30/25	25,287	24,449

109

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Mexican States	7.500%	4/8/33	16,775	21,807
United Mexican States	6.750%	9/27/34	30,391	36,461
United Mexican States	6.050%	1/11/40	16,741	18,457
United Mexican States	4.750%	3/8/44	64,277	58,928
United Mexican States	5.550%	1/21/45	26,200	26,760
United Mexican States	4.600%	1/23/46	14,039	12,487
United Mexican States	5.750%	10/12/10	18,130	16,835

Total Sovereign Bonds (Cost $7,441,157)				7,389,653

Taxable Municipal Bonds (0.9%)
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	2,250	2,951
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	50	59
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	2,300	3,154
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	1,000	1,162
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	8,100	9,346
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	1,775	2,067
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	1,550	2,071
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	7,725	11,224
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	2,375	2,914
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	4,075	5,368
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	16,535	22,243
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	1,000	1,376
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	7,530	10,280
California GO	5.750%	3/1/17	10,750	11,323
California GO	6.200%	3/1/19	1,400	1,588
California GO	6.200%	10/1/19	11,600	13,337
California GO	5.700%	11/1/21	24,250	28,406
California GO	7.500%	4/1/34	28,350	39,694
California GO	7.950%	3/1/36	550	652
California GO	7.550%	4/1/39	11,030	16,034
California GO	7.300%	10/1/39	6,010	8,397
California GO	7.350%	11/1/39	22,025	30,919
California GO	7.625%	3/1/40	14,900	21,669
California GO	7.600%	11/1/40	11,200	16,648
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	1,510	1,840
Chicago IL GO	7.375%	1/1/33	1,800	1,879
Chicago IL GO	7.781%	1/1/35	1,860	2,000
Chicago IL GO	6.314%	1/1/44	3,800	3,595
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	10,100	11,588
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	1,450	1,625
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,745	2,185
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	2,850	3,073
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	6,985	8,061
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	4,200	4,822
Chicago IL Water Revenue	6.742%	11/1/40	5,350	6,081
Clark County NV Airport System Revenue	6.881%	7/1/42	475	532
Clark County NV Airport System Revenue	6.820%	7/1/45	3,520	4,848

110

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Commonwealth Financing Authority Pennsylvania
Revenue	6.218%	6/1/39	6,375	7,398
Connecticut GO	5.090%	10/1/30	8,770	9,711
Connecticut GO	5.850%	3/15/32	6,610	7,734
Connecticut Special Tax Revenue (Transportation
Infrastructure)	5.459%	11/1/30	3,300	3,805
Cook County IL GO	6.229%	11/15/34	5,550	5,919
Curators of the University of Missouri System Facilities
Revenue	5.960%	11/1/39	3,000	3,725
Curators of the University of Missouri System Facilities
Revenue	5.792%	11/1/41	3,000	3,819
Dallas County TX Hospital District Revenue	5.621%	8/15/44	2,100	2,593
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	6,850	7,807
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,050	1,376
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	4,000	4,672
Dallas TX Convention Center Hotel Development Corp.
Hotel Revenue	7.088%	1/1/42	4,725	6,072
Dallas TX Independent School District GO	6.450%	2/15/35	3,750	4,352
Dartmouth College New Hampshire GO	4.750%	6/1/19	1,190	1,295
Denver CO City & County School District No. 1 COP	4.242%	12/15/37	215	213
Denver CO City & County School District No. 1 COP	7.017%	12/15/37	2,100	2,754
Denver CO City & County School District No. 1 GO	5.664%	12/1/33	1,325	1,566
District of Columbia Income Tax Revenue	5.591%	12/1/34	1,175	1,407
District of Columbia Income Tax Revenue	5.582%	12/1/35	1,600	1,933
District of Columbia Water & Sewer Authority Public
Utility Revenue	5.522%	10/1/44	700	823
District of Columbia Water & Sewer Authority Public
Utility Revenue	4.814%	10/1/14	11,700	11,590
East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	2,300	2,529
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	5,220	6,521
Emory University Georgia GO	5.625%	9/1/19	7,000	7,822
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	4,000	4,020
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.814%	7/1/24	2,000	1,968
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	7,800	7,847
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	14,565	14,771
George Washington University District of Columbia GO	3.485%	9/15/22	7,450	7,577
George Washington University District of Columbia GO	4.300%	9/15/44	5,750	5,538
Georgia GO	4.503%	11/1/25	7,220	8,031
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	12,100	14,411
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	5,980	7,039
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	3,525	3,855
Houston TX GO	6.290%	3/1/32	1,095	1,339
Houston TX Utility System Revenue	3.828%	5/15/28	3,050	3,162
Illinois GO	5.365%	3/1/17	15,925	16,483
Illinois GO	5.665%	3/1/18	130	137
Illinois GO	4.350%	6/1/18	15	15
Illinois GO	5.877%	3/1/19	8,695	9,304
Illinois GO	4.950%	6/1/23	14,875	14,881
Illinois GO	5.100%	6/1/33	52,224	49,406
Illinois GO	6.630%	2/1/35	7,055	7,285
Illinois GO	6.725%	4/1/35	5,975	6,184
Illinois GO	7.350%	7/1/35	2,400	2,604
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	880	1,095
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	1,650	1,986
Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	9,700	12,047
13 Industry CA Sales Tax Revenue	5.125%	1/1/51	2,400	2,429
JobsOhio Beverage System Statewide Liquor Profits
Revenue	3.985%	1/1/29	6,600	6,870

111

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JobsOhio Beverage System Statewide Liquor Profits
Revenue	4.532%	1/1/35	4,175	4,418
Kansas Department of Transportation Highway
Revenue	4.596%	9/1/35	2,000	2,161
Kansas Development Finance Authority Revenue	4.727%	4/15/37	5,700	5,698
Kansas Development Finance Authority Revenue	4.927%	4/15/45	400	397
13 Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	4,300	4,773
Kentucky Asset/Liability Commission General Fund
Revenue	3.165%	4/1/18	370	375
Los Angeles CA Community College District GO	6.600%	8/1/42	5,400	7,383
Los Angeles CA Community College District GO	6.750%	8/1/49	3,500	4,946
Los Angeles CA Department of Airports International
Airport Revenue	6.582%	5/15/39	20	26
Los Angeles CA Department of Water & Power
Revenue	5.716%	7/1/39	3,540	4,264
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	6,350	7,758
Los Angeles CA Department of Water & Power
Revenue	6.166%	7/1/40	1,550	1,739
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	2,700	3,665
Los Angeles CA Department of Water & Power
Revenue	6.603%	7/1/50	5,150	7,024
Los Angeles CA Unified School District GO	5.750%	7/1/34	9,225	11,113
Los Angeles CA Unified School District GO	6.758%	7/1/34	7,210	9,499
Los Angeles County CA Metropolitan Transportation
Authority Sales Tax Revenue	5.735%	6/1/39	8,875	10,788
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.488%	8/1/33	4,300	5,599
Los Angeles County CA Public Works Financing
Authority Lease Revenue	7.618%	8/1/40	2,250	3,142
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	2,330	2,821
Massachusetts GO	4.200%	12/1/21	5,020	5,442
Massachusetts GO	4.500%	8/1/31	500	535
Massachusetts GO	5.456%	12/1/39	4,600	5,545
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	2,900	3,528
Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,000	1,243
Massachusetts Water Pollution Abatement Trust
Revenue	5.192%	8/1/40	2,825	3,285
Metropolitan Government of Nashville & Davidson
County TN Convention Center Authority Tourism Tax
Revenue	6.731%	7/1/43	2,360	2,997
Metropolitan Government of Nashville & Davidson
County TN GO	5.707%	7/1/34	2,625	3,070
Metropolitan Washington DC/VA Airports Authority
Dulles Toll Road Revenue	7.462%	10/1/46	1,475	1,983
Metropolitan Water District of Southern California
Revenue	6.947%	7/1/40	1,670	1,944
Mississippi GO	5.245%	11/1/34	1,375	1,562
Missouri Highways & Transportation Commission Road
Revenue	5.445%	5/1/33	1,650	1,930
13 New Jersey Economic Development Authority
Revenue	0.000%	2/15/20	50	43
14 New Jersey Economic Development Authority
Revenue (State Pension Funding)	7.425%	2/15/29	16,650	18,907
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	5.754%	12/15/28	12,075	12,565
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.104%	12/15/28	14,355	14,991
New Jersey Transportation Trust Fund Authority
Transportation System Revenue	6.561%	12/15/40	4,285	4,536

112

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
15 New Jersey Turnpike Authority Revenue	4.252%	1/1/16	325	325
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	14,300	20,325
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	8,450	11,638
New York City NY GO	6.646%	12/1/31	20	23
New York City NY GO	6.246%	6/1/35	2,150	2,430
New York City NY GO	5.968%	3/1/36	3,200	3,956
New York City NY GO	5.985%	12/1/36	1,650	2,020
New York City NY GO	5.517%	10/1/37	7,150	8,454
New York City NY GO	6.271%	12/1/37	2,000	2,566
New York City NY GO	5.846%	6/1/40	2,100	2,610
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.750%	6/15/41	1,435	1,812
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.724%	6/15/42	470	596
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.952%	6/15/42	2,900	3,745
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	6.011%	6/15/42	1,050	1,365
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.440%	6/15/43	4,400	5,356
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	20,950	27,059
New York City NY Transitional Finance Authority
Building Aid Revenue	6.828%	7/15/40	6,300	8,311
New York City NY Transitional Finance Authority Future
Tax Revenue	5.767%	8/1/36	2,125	2,565
New York City NY Transitional Finance Authority Future
Tax Revenue	5.508%	8/1/37	8,650	10,398
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	19,105	27,856
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	975	1,232
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.548%	11/15/31	700	880
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	5.871%	11/15/39	2,200	2,617
New York Metropolitan Transportation Authority
Revenue (Transit Revenue)	6.648%	11/15/39	4,170	5,419
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.500%	3/15/30	6,900	8,207
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.289%	3/15/33	3,150	3,676
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.628%	3/15/39	2,215	2,658
New York State Dormitory Authority Revenue (Personal
Income Tax)	5.389%	3/15/40	1,425	1,694
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.770%	3/15/39	5,875	7,124
New York State Urban Development Corp. Revenue
(Personal Income Tax)	5.838%	3/15/40	1,600	1,955
New York University Hospitals Center GO	4.428%	7/1/42	3,500	3,351
New York University Hospitals Center Revenue	5.750%	7/1/43	5,125	5,889
North Texas Tollway Authority System Revenue	6.718%	1/1/49	11,070	15,171
Ohio State University General Receipts Revenue	4.910%	6/1/40	5,010	5,619
Ohio State University General Receipts Revenue	4.800%	6/1/11	2,675	2,579
Ohio State University General Receipts Revenue	5.590%	12/1/14	5,450	5,779
Ohio Water Development Authority Water Pollution
Control Loan Fund Revenue	4.879%	12/1/34	2,550	2,857
Orange County CA Local Transportation Authority Sales
Tax Revenue	6.908%	2/15/41	2,090	2,816
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	2,425	3,047
Oregon GO	5.762%	6/1/23	1,950	2,231
Oregon GO	5.892%	6/1/27	2,730	3,271

113

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
15 Oregon School Boards Association GO	4.759%	6/30/28	9,955	10,932
13 Oregon School Boards Association GO	5.528%	6/30/28	1,200	1,379
14 Oregon School Boards Association GO	5.680%	6/30/28	1,475	1,730
Pennsylvania GO	4.650%	2/15/26	2,875	3,097
Pennsylvania GO	5.350%	5/1/30	7,400	8,134
Pennsylvania Public School Building Authority Lease
Revenue (School District of Philadelphia)	5.000%	9/15/27	2,617	2,813
Pennsylvania Turnpike Commission Revenue	6.105%	12/1/39	400	495
Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	1,450	1,688
Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	1,475	1,707
Philadelphia PA Industrial Development Authority City
Service Agreement Revenue	3.964%	4/15/26	2,285	2,260
Phoenix AZ GO	5.269%	7/1/34	5	6
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,550	3,064
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	11,575	13,697
Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	6,955	8,230
Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	6,300	6,805
Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	4,625	4,885
Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	1,200	1,273
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	21,400	20,376
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	7,450	8,661
Princeton University New Jersey GO	4.950%	3/1/19	65	71
Princeton University New Jersey GO	5.700%	3/1/39	3,732	4,906
Regional Transportation District of Colorado Sales Tax
Revenue	5.844%	11/1/50	3,500	4,484
Rutgers State University New Jersey Revenue	5.665%	5/1/40	3,225	3,832
Sacramento CA Public Financing Authority Lease
Revenue	5.637%	4/1/50	2,400	2,548
Salt River Project Arizona Agricultural Improvement &
Power District Revenue	4.839%	1/1/41	1,900	2,164
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	4,335	5,489
San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	2,725	3,354
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	6,750	8,412
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	5,300	5,574
San Diego County CA Regional Airport Authority
Revenue	5.594%	7/1/43	3,350	3,622
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	2,075	2,613
San Diego County CA Water Authority Revenue	6.138%	5/1/49	14,020	18,184
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	4,950	6,034
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	5,000	6,995
Santa Clara Valley CA Transportation Authority Sales
Tax Revenue	5.876%	4/1/32	8,800	10,547
Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	2,935	3,423
South Carolina Public Service Authority Revenue	6.454%	1/1/50	8,300	10,391
Stanford University California GO	4.750%	5/1/19	30	33
Stanford University California GO	3.460%	5/1/47	2,300	2,169
Texas GO	5.517%	4/1/39	4,815	6,015
Texas Transportation Commission Revenue	5.028%	4/1/26	2,100	2,401
Texas Transportation Commission Revenue	5.178%	4/1/30	5,035	5,920
Texas Transportation Commission Revenue	4.631%	4/1/33	7,950	8,732
Texas Transportation Commission Revenue	4.681%	4/1/40	2,850	3,202
Tufts University Massachusetts GO	5.017%	4/15/12	8,425	8,693
University of California Regents Medical Center
Revenue	6.548%	5/15/48	4,250	5,468
University of California Regents Medical Center
Revenue	6.583%	5/15/49	2,575	3,306
University of California Revenue	1.796%	7/1/19	13,165	13,168
University of California Revenue	6.270%	5/15/31	500	558
University of California Revenue	5.770%	5/15/43	1,220	1,488
University of California Revenue	4.765%	5/15/44	5,350	5,444

114

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	University of California Revenue	5.946%	5/15/45	13,100	15,982
	University of California Revenue	4.858%	5/15/12	18,000	17,219
	University of California Revenue	4.767%	5/15/15	7,500	7,041
	University of Massachusetts Building Authority
	Revenue	5.450%	11/1/40	1,700	1,996
	University of North Carolina at Chapel Hill Revenue	3.847%	12/1/34	3,000	3,112
	University of Southern California GO	5.250%	10/1/11	3,900	4,415
	University of Texas System Revenue Financing System
	Revenue	5.262%	7/1/39	1,650	1,989
	University of Texas System Revenue Financing System
	Revenue	6.276%	8/15/41	1,535	1,706
	University of Texas System Revenue Financing System
	Revenue	5.134%	8/15/42	100	117
	University of Texas System Revenue Financing System
	Revenue	4.794%	8/15/46	1,310	1,485
	University of Virginia Revenue	6.200%	9/1/39	3,000	4,100
	Utah GO	4.554%	7/1/24	2,525	2,832
	Utah GO	3.539%	7/1/25	8,710	9,188
	Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	3,330	4,191
	Washington Convention Center Public Facilities District
	Revenue	6.790%	7/1/40	400	489
	Washington GO	5.090%	8/1/33	9,025	10,275
	Washington GO	5.481%	8/1/39	870	1,052
	Washington GO	5.140%	8/1/40	6,035	7,096
13	Wisconsin GO	5.700%	5/1/26	2,800	3,242

Total Taxable Municipal Bonds (Cost $1,277,538)					1,413,907

				Shares

Temporary Cash Investment (2.2%)
Money Market Fund (2.2%)
16	Vanguard Market Liquidity Fund (Cost
	$3,155,027)	0.363%		3,155,027,040	3,155,027

Total Investments (101.4%) (Cost $148,889,841)					149,880,810
Other Assets and Liabilities—Net (-1.4%)					(2,002,575)

Net Assets (100%)					147,878,235

1 Securities with a value of $3,919,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 U.S. government-guaranteed.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of December 31, 2015.
7 Adjustable-rate security.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate value of these securities was $1,217,171,000, representing 0.8% of net assets.
9 Guaranteed by the Government of Canada.
10 Guaranteed by the Government of Japan.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Republic of Austria.
13 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
14 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
15 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).

115

Vanguard® Total Bond Market Index Fund
Schedule of Investments
December 31, 2015

16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

116

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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA840 022016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund:

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund and Vanguard Long-Term Bond Index Fund (constituting separate portfolios of Vanguard Bond Index Funds, hereafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 16, 2016

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Bond Index Funds and the Shareholders of Vanguard Total Bond Market Index Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Total Bond Market Index Fund (constituting a separate portfolio of Vanguard Bond Index Funds, hereafter referred to as the "Fund") at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 16, 2016

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD BOND INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD BOND INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: February 18, 2016
VANGUARD BOND INDEX FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: February 18, 2016

* By: /s/ Heidi Stam
Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.